UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

Voya Investors Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-366-0066

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2019

Classes ADV, I, R6, S and S2

Voya Investors Trust

■	Voya Government Liquid Assets Portfolio
■	VY® Clarion Global Real Estate Portfolio
■	VY® Invesco Growth and Income Portfolio
■	VY® JPMorgan Emerging Markets Equity Portfolio
■	VY® Morgan Stanley Global Franchise Portfolio
■	VY® T. Rowe Price Capital Appreciation Portfolio
■	VY® T. Rowe Price Equity Income Portfolio
■	VY® T. Rowe Price International Stock Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month year ended December 31 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Liquid Assets Portfolio does not file on Form N-PORT.

The Voya Government Liquid Assets Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New season, last year’s plot

Dear Shareholder,

The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.

So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.

Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.

With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds

January 21, 2020

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

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MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.

A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)

Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.

On perceived slowing global growth, there was still plenty to worry about.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.

Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.

China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.

In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.

And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.

In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.

U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.

In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.

In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Government/Credit Index
An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
FTSE EPRA Nareit Developed Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

iMoneyNet Government Institutional Index
The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.

MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets IndexSM
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

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VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)
U.S. Treasury Repurchase Agreement	43.2%
U.S. Government Agency Debt	34.6
U.S. Treasury Debt	14.3
Investment Companies	7.6
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Voya Government Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 1.75% compared to the iMoneyNet Government Institutional Index, which returned 1.90% for the same period.

Portfolio Specifics: During the year ended December 31, 2019, U.S. economic growth slowed with quarterly GDP dropping from 3.1% in the first quarter to 2.0% in the second quarter and stabilizing at 2.1% in the third and fourth quarters. U.S. inflation continued to disappoint while longer-term inflation expectations moderated below the U.S. Federal Reserve Board’s (“Fed”) 2% target. The U.S. labor market continued its gradual tightening during the period with unemployment dropping from 3.9% at the end of 2017 to 3.5% at the end of 2019. Wage pressures and wage inflation have not materialized despite the tight labor market, which should give the Fed some concern. The Fed cut short-term interest rates by 0.25% at each of its July, September and October policy meetings, in response to the increased risk from the trade dispute with China, slowing global economic growth and low U.S. inflation. Short-term government money market rates declined during the period in line with the Fed’s short-term rate cuts. The Fed is expected to hold rates steady in 2020 based on its projections from the December meeting. The market continues to expect at least one additional cut in 2020, based on short-term money market rates.

Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)
Deutsche Bank Repurchase Agreement dated 12/31/2019, 1.55%, due 1/2/2020, $111,763,623 to be received upon repurchase (Collateralized by $135,443,927, multiple securities, 0.00%, Market Value plus accrued interest $115,106,620 due 2/15/2028-2/15/2031), 1.550%	15.4%
Federal Home Loan Bank Discount Notes, 14.600%, 01/07/20	14.5%
United States Treasury Bill, 14.340%, 06/18/20	14.3%
Deutsche Bank Repurchase Agreement dated 12/31/2019, 1.50%, due 1/2/2020, $101,008,697 to be received upon repurchase (Collateralized by $74,642,100, Bond, 4.500%, Market Value plus accrued interest $103,020,131 due 8/15/2039), 1.550%	13.9%
Deutsche Bank Repurchase Agreement dated 12/31/2019, 1.50%, due 1/2/2020, $101,008,417 to be received upon repurchase (Collateralized by $150,941,745, TINT, 0.00%, Market Value plus accrued interest $104,030,000 due 2/15/2028-3/15/2037), 1.500%	13.9%
BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%, 01/02/20	4.5%
Federal Farm Credit Banks, 1.791%, 07/02/20	3.7%
Federal Home Loan Banks, 1.670%, 10/16/20	3.6%
Federal Home Loan Banks, 1.782%, 03/25/20	3.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares, 1.550%, 01/02/20	3.1%

Portfolio holdings are subject to change daily.

The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) during the majority of the period as the market was pricing in a more dovish Fed monetary policy than what we expected. Market yields were fully pricing in the rate cuts prior to the rate moves, which limited the potential to pick up additional yield by extending maturities. The Portfolio maintained an exposure to floating rate money market securities, shifting out of floaters tied to three-month LIBOR and into floaters tied to either one-month LIBOR or floaters tied to one-day SOFR as the three-month LIBOR rate reflected overly optimistic expectations for future rate cuts in our opinion. The Portfolio took advantage of the cheapness of new issue T-bills from time to time, which allowed the Portfolio to capture some capital gains over and above the yield on those securities, and to add incremental total return.

Current Strategy and Outlook: Looking ahead we expect that the U.S. economy will stabilize near its current level, reflecting slower but still positive growth compared to 2018 and early 2019. We believe the bar remains high for the Fed to cut rates in 2020 despite the market expecting it to cut rates further. Completion of the Phase One trade deal with China reduces the need for additional insurance against the risks to global economic growth from China trade-related tariffs. In terms of the Portfolio, we plan to maintain ample daily and weekly liquidity, while looking for opportunities to extend our WAM if or when the market starts to price in higher yields in anticipation that the Fed is at or near the end of its current rate-cutting cycle. We will otherwise maintain a shorter WAM, an exposure to floating rate securities and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*	Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

4

PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

Geographic Diversification as of December 31, 2019 (as a percentage of net assets)
United States	54.0%
Japan	11.9%
Hong Kong	6.3%
United Kingdom	6.0%
Germany	4.2%
Australia	3.5%
Sweden	2.7%
France	2.7%
Singapore	2.5%
Canada	2.0%
Countries between 0.4%–0.8%ˆ	3.4%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 6 countries, which each represents 0.4%–0.8% of net assets.
Portfolio holdings are subject to change daily.

VY® Clarion Global Real Estate Portfolio (the “Portfolio”) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 24.35% compared to the FTSE EPRA Nareit Developed Index and S&P 500® Index, which returned 21.91% and 31.49%, respectively, for the same period.

Portfolio Specifics: Real estate stocks generated a strong total return in 2019. After several lackluster performance years, real estate stocks had an impressive bounce-back year in 2019. Performance was broad-based, led by European and North American companies. Overall, real estate stocks were driven by the stock specific attributes of attractive valuations, stable earnings, and well-covered dividends combined with a favorable macro backdrop as exemplified by three 25 basis point (0.25%) cuts in policy rates by the Federal Open Market Committee (to a now 1.50 – 1.75% range), continued accommodative central bank policies around the world, a possible breakthrough in trade negotiations between the U.S. and China, and a U.K. election in December 2019 that appears to have brought clarity to the direction of the Brexit process in 2020. Given that many of the real estate and macro characteristics that defined 2019 are expected to remain in place for the foreseeable future, we expect 2020 to be another attractive total return year for real estate stocks.

We believe the moderate outlook for global economic growth is good for real estate stocks. In our view, the economic expansion should continue in 2020, but we acknowledge that this economic expansion (which is the longest in generations) could be derailed by geopolitical risks including Brexit, U.S. trade policy uncertainty, and a slowing/bottoming Chinese economy. As a result of these geopolitical risks, we believe that central banks around the world will remain accommodative and interest rate increases will be on-hold for 2020. In our view, inflationary pressures appear tame at present. Despite a slowing pace of growth, we believe that labor markets remain tight at this stage of the economic cycle and the capital markets remain receptive to companies that need to raise or refinance attractively priced debt.

Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

ProLogis, Inc.	5.1%
Equity Residential	3.3%
Link REIT	3.2%
Simon Property Group, Inc.	3.1%
Invitation Homes, Inc.	2.7%
VEREIT, Inc.	2.5%
Welltower, Inc.	2.2%
Mitsubishi Estate Co., Ltd.	2.2%
Alexandria Real Estate Equities, Inc.	2.1%
GLP J-Reit	2.0%

Portfolio holdings are subject to change daily.

The Portfolio outperformed the FTSE EPRA Nareit Developed Index during the period as value was added in each of the three major geographic regions. Stock selection was the driver of outperformance as sector allocation decisions detracted from relative performance during the period. The Americas region was the top contributor to performance and was led by stock selection in the U.S. Portfolio holdings in the healthcare, technology real estate and net lease sectors were the top contributors. Positions in the office, shopping center and storage sectors also added value. In Europe, holdings in the U.K. and Continental Europe contributed to relative performance. In the U.K., portfolio holdings in the student housing, industrial and storage sectors were the top performers. Selective positioning in German residential and Scandinavian companies drove positive stock selection on the Continent. Stock selection in the Asia-Pacific region was positive during the period as stock selection in Australia, Japan and Singapore contributed to performance, while stock selection in Hong Kong was a modest drag. Sector allocation decisions detracted from relative performance as positioning in the Americas accounted for essentially all of the shortfall. An overweight to the underperforming U.S. technology real estate sector was the primary detractor during the period, while sector allocation in Europe and the Asia-Pacific region was also a slight drag.

Current Strategy and Outlook: We believe that real estate stocks have good earnings growth potential and a 3–4% dividend yield that should grow in line with earnings. In our view, real estate stocks are attractively priced versus the private real estate and fixed income markets. Additionally, in our opinion, there is a significant amount of capital amassing in the private real estate market that could lead to increased M&A activity.

We are positive on property types and markets with valuations that we believe are attractive relative to their growth. In the U.S., we favor data centers, cell towers, West Coast office, grocery anchored shopping centers, medical office, life science, and gaming real estate investment trusts (“REITs”).

In the Asia-Pacific region, we favor Japanese logistics REITs as well as companies that have the potential for corporate governance enhancements. In Hong Kong, given the geopolitical uncertainty, we emphasize companies that have what we believe to be the best in class

5

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

management teams and conservatively capitalized balance sheets. In Australia, we prefer diversified real estate companies as well as companies that levered their operating expertise and capital as asset managers.

In Europe, we favor the U.K. niche sectors of student housing, self-storage and the industrial sector, all of which continue to generate superior earnings growth on strong fundamentals. In Continental Europe, we continue to prefer property companies in markets with superior growth, including the Nordic region and Spain. We have selectively added deeply discounted names in the retail and office sectors.

We are cautious and selective in markets and property types which, in our view, screen expensive relative to the rate of earnings growth. This includes Singapore, Canada and the U.S. skilled nursing, and industrial sectors. This also includes Class B mall/shopping center companies globally. In Europe, we are cautious on the German residential sector given its renewed regulatory risk in Berlin. We also remain cautious on retail despite more attractive valuations. In Australia, our outlook is mixed as fundamentals range from a robust industrial market to an uncertain retail market, and a residential market which is finding a bottom. Lastly, we remain cautious in Hong Kong, as the geopolitical uncertainly is weighing on property fundamentals.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

6

PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	23.99%	4.06%	6.92%
Class I	24.74%	4.68%	7.57%
Class S	24.35%	4.40%	7.29%
Class S2	24.15%	4.26%	7.13%
FTSE EPRA Nareit Developed Index	21.91%	5.56%	8.37%
S&P 500® Index	31.49%	11.70%	13.56%

Based on a $10,000 initial investment the graph and table above illustrate the total return of VY® Clarion Global Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in the index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

7

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2019 (as a percentage of net assets)
Financials	25.5%
Health Care	16.4%
Information Technology	10.9%
Energy	10.6%
Consumer Discretionary	8.6%
Consumer Staples	7.8%
Industrials	6.6%
Materials	4.1%
Communication Services	4.0%
Utilities	2.1%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Invesco Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed* by Brian Jurkash, co-lead portfolio manager, Matthew Titus, co-lead portfolio manager and Sergio Marcheli, portfolio manager, of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 24.73%, compared to the Russell 1000® Value Index, which returned 26.54%, for the same period.

Portfolio Specifics: For the year ended December 31, 2019, the Portfolio underperformed the Russell 1000® Value Index.

Stock selection in consumer discretionary was the largest detractor from relative performance within the Portolio, due largely to Capri Holdings and Carnival Corporation. Capri Holdings’ Michael Kors brand has suffered from declining sales, and the company reduced its outlook for the brand in 2020. Shares of cruise operator Carnival declined in June after the company reported profit declines and a weaker outlook for the remainder of 2019.

The Portfolio’s cash position also detracted from relative returns. While less than 5% on average, cash created a drag in the strong equity market rally.

Materials also detracted from relative returns, due primarily to The Mosaic Company, a potash and phosphate supplier. Mosaic announced plans to reduce phosphate production, which is intended to benefit the company long term, but has the potential to negatively affect short-term earnings.

Security selection in financials, particularly banks, was the largest positive contributor to the Portfolio’s relative returns. Following a sharp sell-off in the fourth quarter of 2018, banks rebounded in the first quarter of 2019, and in our view, performed well throughout the year as revenues have generally improved and companies continue to return capital to shareholders through stock buybacks and increased dividends.

Stock selection in health care also contributed to relative performance. Within the sector, Celgene was a key contributor. The company was acquired by Bristol Meyers Squibb at a significant premium, and shares of the acquisition target rose sharply following the announcement.

Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

Johnson & Johnson	3.6%
Bank of America Corp.	3.4%
Philip Morris International, Inc.	3.2%
Citigroup, Inc.	3.1%
American International Group, Inc.	2.9%
Morgan Stanley	2.6%
General Motors Co.	2.6%
PNC Financial Services Group, Inc.	2.5%
General Dynamics Corp.	2.2%
Royal Dutch Shell PLC — Class A	2.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Portfolio held currency forward contracts during the year for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Portfolio’s relative performance for the year.

Current Strategy and Outlook: During the year, the team reduced the Portfolio’s overweights relative to the Russell 1000® Value Index in financials and energy, and increased exposure to consumer staples, materials and consumer discretionary. At the end of the year, the Portfolio’s largest overweight exposures were in the information technology, health care and financials sectors, while the largest underweight exposures were in the real estate, utilities and communication services sectors.

*	Effective December 31, 2019, Thomas B. Bastian was removed as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

8

PORTFOLIO MANAGERS’ REPORT	VY® INVESCO GROWTH AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	24.30%	7.02%	9.88%
Class I	24.98%	7.67%	10.54%
Class S	24.73%	7.40%	10.26%
Class S2	24.47%	7.23%	10.09%
Russell 1000® Value Index	26.54%	8.29%	11.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

9

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2019 (as a percentage of net assets)
China	29.1%
India	19.9%
Hong Kong	7.8%
Taiwan	7.5%
Brazil	6.3%
South Korea	5.2%
South Africa	4.2%
Mexico	3.6%
Indonesia	2.5%
Russia	2.3%
Countries between 0.2%–2.0%ˆ	11.5%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 11 countries, which each represents 0.2%–2.0% of net assets.
Portfolio holdings are subject to change daily.

VY® JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Leon Eidelman, CFA and Managing Director, and Amit Mehta, CFA and Executive Director; each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio’s Class S Shares provided a total return of 31.91% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 18.42% for the same period.

Portfolio Specifics: The Portfolio outperformed MSCI EM IndexSM for the year ended December 31, 2019, as stock selection and country allocation contributed to results.

Stock selection in China was a significant contributor to returns during the year, specifically driven by the Portfolio’s exposure to New Oriental Education, a provider of private educational services with a presence in over 83 cities across China. The company has continued to benefit from industry consolidation as increased regulatory scrutiny has, in our view, weighed on the smaller players in the space.

Our exposure to MercadoLibre, which is based in Argentina and is Latin America’s leading e-commerce company, was a top contributor in the period. The stock rose 95.3% (in USD terms) during the year, and has continued to benefit from consistently strong quarterly results and growth in its payments platform, MercaoPago.

On the downside, the Portfolio’s lack of exposure to Gazprom, one of the largest producers of gas in the world and a state owned enterprise, was a leading detractor from relative returns during the period. For a number of years, the company has declined to increase its dividend to levels requested by the Russian Government citing CAPEX requirements. The stock price was boosted by the unexpected announcement that the company will raise the 2018 dividend by 60%. Despite what we consider to be appealing change in the company, it has 40 red flags in our checklist of risk factors, a high level, and so is not considered a suitable investment, in our view.

In South Africa, the Portfolio’s exposure to Mr. Price, a discount retail store, weighed on relative performance. The stock fell 20.7% (in USD terms) during the period, on the back of the weak consumer environment in South Africa.

Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Alibaba Group Holding Ltd. ADR	5.6%
Housing Development Finance Corp.	4.8%
AIA Group Ltd.	4.6%
HDFC Bank Ltd. ADR	4.1%
Samsung Electronics Co., Ltd.	4.1%
Tencent Holdings Ltd.	4.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.5%
Ping An Insurance Group Co. of China Ltd. — H Shares	2.6%
Sberbank of Russia PJSC	2.3%
Techtronic Industries Co., Ltd.	2.1%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In 2020, in our view, the biggest risks for emerging markets (“EM”) remain slowing global growth, trade tensions, and a stubbornly-strong U.S. dollar. However, over the past six months, key emerging & developed market central banks have cut interest rates a cumulative 41 times, a number comparable to the 2008 financial crisis. We believe this easing has already helped economic indicators improve since the middle of 2019 and could continue to support a recovery.

In an environment where earnings are challenged, we look for the opportunities in EM equities where earnings growth can compound over the long-run. We believe that month-end valuations of 1.70 times book value are no longer as compelling as they were 6 months ago, but remain below the long-term average.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

10

PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	31.47%	7.98%	4.85%
Class I	32.23%	8.64%	5.48%
Class S	31.91%	8.36%	5.22%
Class S2	31.64%	8.19%	5.06%
MSCI EM IndexSM	18.42%	5.61%	3.68%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the VY® JPMorgan Emerging Markets Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

11

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2019 (as a percentage of net assets)
United States	64.5%
United Kingdom	18.4%
France	5.7%
Germany	5.6%
Netherlands	3.3%
Italy	0.9%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Managing Director, Bruno Paulson, Managing Director, Nic Sochovsky, Managing Director, Vladimir A. Demine, Executive Director, Dirk Hoffmann-Becking, Executive Director, Marcus Watson, Executive Director, Alex Gabriele, Executive Director, Nathan Wong, Executive Director, and Richard Perrott, Vice President, Portfolio Managers* of Morgan Stanley Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 29.34% compared to the MSCI World IndexSM (the “Index”), which returned 27.67% for the same period.

Portfolio Specifics: The strong fourth quarter of 2019 rounded off a very strong year, with the Index finishing up 28% in USD (27% local). In sector terms, there were two major outliers, with information technology up a massive 48%, while energy, by contrast, only gained 11%. The other sectors were relatively tightly bunched, although the more defensive sectors such as consumer staples, health care and utilities (all +23%) were a little behind the Index. The U.S. (+31%) once again outperformed the Index, along with Netherlands (+32% USD, +34% local) and Switzerland (+32%, +30%). At the other end of the spectrum, Hong Kong (+10% USD and local), Spain (+12%, +14%) and the UK (+21%, +16%) were affected by political uncertainties, while Singapore (+15%, +13%), Japan (+20%, +18%) and Germany (+21%, +23%) were hit by worries about trade and industrial production.

For the year, sector allocation and stock selection were both positive. The overweight in information technology and the lack of energy stocks were both helpful for sector allocation, more than making up for the overweight in consumer staples and the drag from the small cash allocation in the very strong year for the markets. The outperformance in the health care and financials sectors drove the positive stock selection, despite underperformance in communication services and consumer staples.

Over the year the largest absolute contributors were Microsoft (+3.91%), Philip Morris International (+2.25%) and Accenture (+2.17%). The largest absolute detractors were Fox Corporation (-0.08%) and Altria (-0.05%), while Disney was the smallest absolute contributor (+0.02%).

Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Microsoft Corp.	8.3%
Philip Morris International, Inc.	7.9%
Reckitt Benckiser Group PLC	7.4%
SAP SE	5.6%
Visa, Inc. — Class A	5.4%
Accenture PLC	4.8%
Automatic Data Processing, Inc.	4.2%
Baxter International, Inc.	4.0%
Danaher Corp.	3.8%
Becton Dickinson & Co.	3.7%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We advocate the case for quality by looking for companies with the intangible assets to give them both recurring revenue and pricing power, along with the ability to sustain high returns on capital. We believe one of the pluses such companies offer is resilience in tough times: the recurring revenue protects sales and the pricing power protects margins. In our view, in 2019, the Portfolio’s companies displayed this economic resilience, with the earnings continuing to compound steadily while the market as a whole failed to deliver any earnings growth. At a time of heightened multiples and high uncertainty, we would argue that it makes sense to go with the relative safety and durability of high-quality compounders.

*	Effective May 1, 2019, Nathan Wong was added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

12

PORTFOLIO MANAGERS’ REPORT	VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	28.89%	11.98%	11.97%
Class R6(1)	29.74%	12.59%	12.47%
Class S	29.34%	12.37%	12.36%
Class S2	29.15%	12.20%	12.20%
MSCI World IndexSM	27.67%	8.74%	9.47%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Morgan Stanley Global Franchise Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)
Common Stock	63.3%
Corporate Bonds/Notes	16.4%
Preferred Stock	5.3%
Bank Loans	4.6%
Asset-Backed Securities	0.3%
Assets in Excess of Other Liabilities*	10.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 24.36%. By comparison, the S&P 500® Index, the Bloomberg Barclays U.S. Government/Credit Index, and the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Index returned 31.49%, 9.71% and 22.64% for the same period.

Portfolio Specifics: In 2019, the Portfolio posted a positive return but underperformed its all-equity benchmark, the S&P 500® Index. The Portfolio’s equity and fixed income allocations had positive returns and outperformed their benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Government/Credit Index, respectively.

Our overall fixed income weight declined from the prior year, as we eliminated our position in U.S. Treasuries on strength. Our largest exposure in fixed income remains high yield, where we are focused on short duration and/or idiosyncratic issues.

Within equities, the information technology sector detracted from relative returns due to stock picks, such as Maxim Integrated Products, although the negative impact was partially offset by a beneficial overweight. Despite delivering a double-digit return, the analog semiconductor company trailed the broader information technology sector on soft demand in its industrial segment, including in China, and slower auto sales. No other sector detracted from relative results. Conversely, the financials sector drove relative gains due to strong security selection. S&P Global, which provides credit ratings, benchmarks, analytics, and data platforms related to the capital and commodities markets, outperformed during the year amid strong corporate debt issuance and a healthy equity market backdrop. Security choices in the health care sector, such as Danaher, also aided relative results, although a detrimental overweight position partially tempered the gains. Danaher outperformed on continued strong execution and news in February it will buy GE’s biopharma business, which sells supplies and equipment for developing and producing biologic drugs, for $21 billion.

Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

Microsoft Corp.	4.2%
Visa, Inc. — Class A	3.6%
General Electric Co.	3.6%
PerkinElmer, Inc.	3.1%
Fiserv, Inc.	3.2%
Marsh & McLennan Cos., Inc.	3.0%
Danaher Corp.	2.6%
Becton Dickinson & Co.	2.5%
Alphabet, Inc. — Class C	2.3%
Thermo Fisher Scientific, Inc.	2.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

During the reporting period, the covered call strategy represented, on average, 11.88% of the overall Portfolio and generated a return of approximately 20.85%. The covered call strategy’s estimated contribution to the Portfolio’s total return was 2.51%. The estimated return impact from employing options was –78 basis points (–0.78%) for the reporting period December 31, 2018, through December 31, 2019.

Current Strategy and Outlook: Risk assets persevered to deliver a strong rally from the marked downturn at the end of 2018, in our opinion, seeming to shrug off the myriad of risks that headlined 2019, from Brexit concerns and U.S.-China trade tensions to sluggish global growth and disappointing manufacturing data. While we believe that current valuations suggest markets expect headwinds to recede and growth to accelerate, modest earnings growth expectations, upcoming U.S. election uncertainty, and the muted impact from accommodative monetary policy have created a scenario where we believe risk is skewed to the downside. Given our position late in the cycle and the risks facing the global economy, we have a cautious view and continue to position the Portfolio conservatively.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

14

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	23.99%	9.95%	11.27%
Class I	24.71%	10.61%	11.93%
Class R6(1)	24.74%	10.62%	11.94%
Class S	24.36%	10.33%	11.65%
Class S2	24.19%	10.17%	11.49%
S&P 500® Index	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Government/Credit Index	9.71%	3.23%	3.96%
60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Index	22.64%	8.45%	9.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2019 (as a percentage of net assets)
Financials	23.9%
Health Care	13.4%
Industrials	11.9%
Energy	8.7%
Utilities	8.4%
Information Technology	8.0%
Consumer Staples	7.9%
Communication Services	6.1%
Materials	4.5%
Real Estate	3.5%
Consumer Discretionary	2.4%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks. The Portfolio is managed by John Linehan, Head of U.S. Equity and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 26.42% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 26.54% and 31.49% respectively, for the same period.

Portfolio Specifics: Gross of fees and expenses, the Portfolio performed in line with the Russell 1000® Value Index for the reporting period. Stock selection in consumer staples was the leading contributor to relative returns for the reporting period, including Tyson Foods and Conagra Brands. Shares of Tyson Foods continued to benefit from the ongoing effects of African swine fever, causing global protein prices to rise in wake of the outbreak, and the reopening of the Chinese market to U.S. poultry sales later in the year.

Stock selection in information technology also boosted relative returns. Shares of Qualcomm finished higher as a result of the chip manufacturer reaching a multibillion-dollar settlement with Apple in the second quarter, followed by a strong revenue beat later in the year, as MSM shipments exceeded expectations.

The energy sector bolstered returns due to favorable stock selection, driven by TC Energy.

In contrast, stock selection in the communication services sector was the largest detractor from relative results. Shares of Telefonica underperformed during the year resulting from structural foreign exchange risk pertaining to Argentina and Great Britain and less than favorable performance of the broader Spanish telecommunications sector due to an increasingly competitive landscape.

Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Wells Fargo & Co.	3.8%
JPMorgan Chase & Co.	3.4%
Qualcomm, Inc.	2.5%
Total S.A. ADR	2.4%
Southern Co.	2.4%
Johnson & Johnson	2.3%
Morgan Stanley	1.9%
Chubb Ltd.	1.9%
Tyson Foods, Inc.	1.8%
General Electric Co.	1.8%
Portfolio holdings are subject to change daily.

The materials sector also hindered relative returns due to stock selection, particularly an investment in DuPont de Nemours. Shares of the company traded lower as a result of falling commodity chemical input prices, slowing demand in end markets, and the announced merger of DuPont’s Nutrition & Biosciences segment with International Flavors & Fragrances via a Reverse Morris Trust.

Current Strategy and Outlook: We believe the current balance of risks in the marketplace suggests caution is warranted. While a strong consumer and what we believe to be a more accommodative monetary policy provide support, we believe regulatory and political risks will be elevated in 2020. Given neutral valuations, we expect positive but muted returns for the equity market in 2020 coupled with the potential for more extreme outcomes. Share price appreciation in recent periods has made pockets of what we believe to be attractive investment opportunities tougher to come by. Despite this challenging environment, we have identified, in our view, attractively valued investment opportunities through bottom-up, fundamental analysis and continue to maintain a disciplined, longer-term approach while also taking advantage of volatility to selectively add shares of what we believe are high-quality companies.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

16

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	25.93%	7.66%	10.22%
Class I	26.66%	8.31%	10.88%
Class S	26.42%	8.06%	10.62%
Class S2	26.13%	7.88%	10.44%
Russell 1000® Value Index	26.54%	8.29%	11.80%
S&P 500® Index	31.49%	11.70%	13.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Equity Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Effective May 25, 2018, the Portfolio changed its benchmark from the S&P 500® Index to the Russell 1000® Value Index because the Russell 1000® Value Index is considered by the Sub-Adviser to be a more appropriate benchmark that better aligns with the Portfolio’s value-focused investment style.

17

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2019 (as a percentage of net assets)
Japan	14.5%
Netherlands	8.3%
Switzerland	7.6%
France	7.1%
China	6.8%
United Kingdom	6.4%
India	5.0%
Germany	4.6%
South Korea	4.4%
Canada	4.1%
Countries between 0.2%–3.0%ˆ	29.3%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 21 countries, which each represents 0.2%–3.0% of net assets.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price International Stock Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Richard N. Clattenburg, CFA and Vice President, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 28.04% compared to the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.”), which returned 21.51% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark, the MSCI ACWI ex-U.S., for the period ended December 31, 2019. Broadly speaking, stock selection and sector allocation aided performance. On the sector level, information technology was the largest contributor due to stock selection and an overweight allocation. Financials and communication services also aided relative returns due to stock selection. In contrast, holdings within industrials and business services detracted. Utilities also hindered relative performance due to stock choices, although an underweight allocation partially offset the negative impact.

Regionally, the Portfolio found relative success in Pacific ex Japan — particularly China — due to favorable security selection. Holdings in Canada were the source of underperformance.

Within the information technology sector, NXP Semiconductors was one of the top relative contributors to the Portfolio in 2019. Strong earnings in April and July helped drive relative outperformance. Much of the strength came from NXP’s mobile division — where mobile payment design efforts paid off — and the communications infrastructure business, which is benefitting more and more from the 5G build-out. Both businesses rely on NXP-specific designs, which also points to ongoing design innovation investments, a major positive in our view. The company continued to deliver good results even amid a challenging environment for semiconductor makers in the latter half of the year. NXP also issued encouraging guidance for the fourth quarter that defied the gloomier expectations from competitors.

Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Thales S.A.	2.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.2%
Alibaba Group Holding Ltd. ADR	2.2%
Takeda Pharmaceutical Co., Ltd.	2.1%
Housing Development Finance Corp.	2.0%
NXP Semiconductor NV — NXPI — US	2.0%
Naspers Ltd.	2.0%
Essity AB	2.0%
Samsung Electronics Co., Ltd.	1.9%
NAVER Corp.	1.9%
Portfolio holdings are subject to change daily.

The Portfolio’s weakness in the industrials and business services sector was largely explained by Thales, a global aerospace and defense company that specializes in electrical systems. The stock was weak in the third quarter of 2019 as the market continued to worry about falling revenues within Thales’ space division, which builds systems for satellites. That division’s problems in part led the company to cut its guidance in early October on free cash flow conversion. Just a few weeks later it issued poor earnings showing that the headwinds in the space division were larger than anticipated, while execution problems in the defense & security segment in our view, spooked investors as well. The Portfolio held currency forwards and equity options generating gross exposure of approximately 0.6%.

Current Strategy and Outlook: Significant moves by global central banks to loosen monetary policy have eased financial conditions, which we believe is supportive of global economic activity. Indeed, the most recent global manufacturing purchasing managers’ surveys suggest that activity may have turned up recently, such as in Europe, where we have seen early signs of green shoots. While slowing Chinese demand and geopolitical tensions, including protests in Hong Kong and U.S. impeachment proceedings, continue to weigh on global activity, the fading risk of a no-deal Brexit and manageable trade tensions will likely support a rebound in global growth, in our view.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

18

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	27.20%	6.80%	6.22%
Class I	28.04%	7.46%	6.86%
Class S	27.64%	7.19%	6.60%
MSCI ACWI ex-U.S.	21.51%	5.51%	4.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price International Stock Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

19

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Voya Government Liquid Assets Portfolio
Class I	$1,000.00	$1,009.00	0.29%	$1.47	$1,000.00	$1,023.74	0.29%	$1.48
Class S	1,000.00	1,007.70	0.54	2.73	1,000.00	1,022.48	0.54	2.75
Class S2	1,000.00	1,006.90	0.69	3.49	1,000.00	1,021.73	0.69	3.52
VY® Clarion Global Real Estate Portfolio
Class ADV	1,000.00	1,068.40	1.49%	7.77	1,000.00	1,017.69	1.49%	7.58
Class I	1,000.00	1,071.90	0.89	4.65	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,069.50	1.14	5.95	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	1,069.90	1.29	6.73	1,000.00	1,018.70	1.29	6.56
VY® Invesco Growth and Income Portfolio
Class ADV	1,000.00	1,072.60	1.24%	6.48	1,000.00	1,018.95	1.24%	6.31
Class I	1,000.00	1,075.90	0.64	3.35	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,074.50	0.89	4.65	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,073.50	1.04	5.44	1,000.00	1,019.96	1.04	5.30

20

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	$1,000.00	$1,082.20	1.86%	$9.76	$1,000.00	$1,015.83	1.86%	$9.45
Class I	1,000.00	1,085.70	1.26	6.62	1,000.00	1,018.85	1.26	6.41
Class S	1,000.00	1,084.50	1.51	7.93	1,000.00	1,017.59	1.51	7.68
Class S2	1,000.00	1,083.30	1.66	8.72	1,000.00	1,016.84	1.66	8.44
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	1,000.00	1,067.80	1.54%	8.03	1,000.00	1,017.44	1.54%	7.83
Class R6	1,000.00	1,071.20	0.94	4.91	1,000.00	1,020.47	0.94	4.79
Class S	1,000.00	1,070.10	1.19	6.21	1,000.00	1,019.21	1.19	6.06
Class S2	1,000.00	1,069.20	1.34	6.99	1,000.00	1,018.45	1.34	6.82
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	1,000.00	1,058.80	1.24%	6.43	1,000.00	1,018.95	1.24%	6.31
Class I	1,000.00	1,061.90	0.64	3.33	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	1,061.90	0.64	3.33	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,060.50	0.89	4.62	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,059.60	1.04	5.40	1,000.00	1,019.96	1.04	5.30
VY® T. Rowe Price Equity Income Portfolio
Class ADV	1,000.00	1,089.80	1.21%	6.37	1,000.00	1,019.11	1.21%	6.16
Class I	1,000.00	1,093.20	0.61	3.22	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	1,093.30	0.86	4.54	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	1,090.90	1.01	5.32	1,000.00	1,020.11	1.01	5.14
VY® T. Rowe Price International Stock Portfolio
Class ADV	1,000.00	1,093.10	1.36%	7.18	1,000.00	1,018.35	1.36%	6.92
Class I	1,000.00	1,096.90	0.76	4.02	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,095.00	1.01	5.33	1,000.00	1,020.11	1.01	5.14

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees
Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio (the Funds), each a series of Voya Investors Trust, including the summary portfolios and portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 21, 2020

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$—	$232,525,859	$428,207,839	$511,109,746
Short-term investments at fair value**	—	632,792	18,754,732	5,671,239
Repurchase agreements	313,754,000	—	—	—
Short-term investments at amortized cost	410,608,687	—	—	—
Cash	8,639	638,241	27,479	—
Foreign currencies at value***	—	—	244,833	411
Receivables:
Investment securities and currencies sold	—	1,252,762	—	—
Fund shares sold	2,698,980	164,002	12,576	4,989
Dividends	32,595	953,347	606,190	516,815
Interest	168,245	—	—	—
Foreign tax reclaims	—	34,518	162,060	16,033
Unrealized appreciation on forward foreign currency contracts	—	65	8,521	—
Prepaid expenses	—	1,632	—	—
Reimbursement due from manager	—	16,612	—	—
Other assets	32,927	13,828	26,297	28,088
Total assets	727,304,073	236,233,658	448,050,527	517,347,321
LIABILITIES:
Payable for investment securities and currencies purchased	—	760,509	—	—
Payable for fund shares redeemed	299,089	61,904	291,950	3,042,006
Payable upon receipt of securities loaned	—	632,792	3,296,644	1,342,970
Unrealized depreciation on forward foreign currency contracts	—	—	711,215	—
Payable for unified fees	175,486	—	236,954	535,334
Payable for investment management fees	—	175,087	—	—
Payable for distribution and shareholder service fees	188,368	29,317	95,801	106,935
Payable to trustees under the deferred compensation plan (Note 6)	32,927	13,828	26,297	28,088
Payable for trustee fees	13,003	1,163	—	—
Payable for Indian capital gains tax	—	—	—	387,445
Other accrued expenses and liabilities	—	184,726	—	—
Total liabilities	708,873	1,859,326	4,658,861	5,442,778
NET ASSETS	$726,595,200	$234,374,332	$443,391,666	$511,904,543
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$726,616,758	$172,439,302	$330,484,890	$306,794,137
Total distributable earnings (loss)	(21,558)	61,935,030	112,906,776	205,110,406
NET ASSETS	$726,595,200	$234,374,332	$443,391,666	$511,904,543

+ Including securities loaned at value	$—	$608,472	$3,219,502	$1,275,539
* Cost of investments in securities	$—	$184,978,901	$352,519,931	$338,319,763
** Cost of short-term investments	$—	$632,792	$18,754,732	$5,671,239
*** Cost of foreign currencies	$—	$—	$241,576	$550

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019 (CONTINUED)

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
Net assets	n/a	$17,308,114	$18,400,643	$50,223,700
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	1,355,711	809,619	2,389,524
Net asset value and redemption price per share	n/a	$12.77	$22.73	$21.02

Class I
Net assets	$52,514,863	$119,641,915	$29,773,353	$79,673,639
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	52,508,417	9,127,430	1,293,881	3,582,968
Net asset value and redemption price per share	$1.00	$13.11	$23.01	$22.24

Class S
Net assets	$314,785,844	$96,518,652	$367,940,978	$370,440,699
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	314,747,299	7,399,660	15,827,445	16,776,949
Net asset value and redemption price per share	$1.00	$13.04	$23.25	$22.08

Class S2
Net assets	$359,294,493	$905,651	$27,276,692	$11,566,505
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	359,250,365	68,893	1,185,731	530,485
Net asset value and redemption price per share	$1.00	$13.15	$23.00	$21.80

See Accompanying Notes to Financial Statements

24

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
ASSETS:
Investments in securities at fair value+*	$409,670,964	$6,697,883,287	$379,370,400	$211,982,919
Short-term investments at fair value**	7,383,153	1,070,559,121	17,587,273	5,292,397
Cash	1,878	11,054,216	2,991,533	996,313
Foreign currencies at value***	—	350,995	104,163	864,251
Receivables:
Investment securities sold	29,069	16,681,697	—	333,789
Fund shares sold	—	329,484	10,018	31,420
Dividends	846,369	3,433,350	1,020,714	260,422
Interest	—	15,092,852	43,149	997
Foreign tax reclaims	101,286	2,098	59,551	203,319
Unrealized appreciation on forward foreign currency contracts	—	161	—	2,925
Prepaid expenses	—	—	—	1,479
Other assets	17,266	223,594	49,610	11,998
Total assets	418,049,985	7,815,610,855	401,236,411	219,982,229
LIABILITIES:
Payable for investment securities purchased	—	32,597,173	7,175	163,648
Payable for fund shares redeemed	1,330,318	3,826,144	3,141,158	859,439
Payable upon receipt of securities loaned	—	252,644,249	13,136,628	2,344,711
Unrealized depreciation on forward foreign currency contracts	—	—	—	35
Payable for unified fees	328,783	3,988,970	313,216	—
Payable for investment management fees	—	—	—	124,993
Payable for distribution and shareholder service fees	125,076	1,586,291	139,900	43,480
Payable to trustees under the deferred compensation plan (Note 6)	17,266	223,594	49,610	11,998
Payable for trustee fees	—	—	—	1,039
Other accrued expenses and liabilities	—	—	—	221,680
Written options, at fair valueˆ	—	75,492,168	—	6,490
Total liabilities	1,801,443	370,358,589	16,787,687	3,777,513
NET ASSETS	$416,248,542	$7,445,252,266	$384,448,724	$216,204,716
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$269,580,554	$5,726,740,816	$294,181,843	$168,908,581
Total distributable earnings	146,667,988	1,718,511,450	90,266,881	47,296,135
NET ASSETS	$416,248,542	$7,445,252,266	$384,448,724	$216,204,716

+ Including securities loaned at value	$—	$246,886,369	$12,848,169	$2,228,726
* Cost of investments in securities	$296,563,351	$5,510,785,316	$299,795,789	$170,686,360
** Cost of short-term investments	$7,383,153	$1,070,559,121	$17,587,273	$5,292,397
*** Cost of foreign currencies	$—	$350,995	$103,263	$870,708
ˆ Premiums received on written options	$—	$35,855,815	$—	$4,232

See Accompanying Notes to Financial Statements

25

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019 (CONTINUED)

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
Class ADV
Net assets	$110,092,725	$1,353,245,555	$51,292,969	$23,415,362
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,854,064	48,365,680	5,143,006	1,439,941
Net asset value and redemption price per share	$16.06	$27.98	$9.97	$16.26

Class I
Net assets	n/a	$1,673,641,857	$81,596,127	$41,352,437
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	56,903,678	7,942,290	2,529,939
Net asset value and redemption price per share	n/a	$29.41	$10.27	$16.35

Class R6
Net assets	$634,976	$181,834,684	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	36,641	6,179,152	n/a	n/a
Net asset value and redemption price per share	$17.33	$29.43	n/a	n/a

Class S
Net assets	$266,632,784	$4,163,308,319	$161,387,842	$151,436,917
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,357,611	141,491,336	15,660,293	9,304,140
Net asset value and redemption price per share	$17.36	$29.42	$10.31	$16.28

Class S2
Net assets	$38,888,057	$73,221,851	$90,171,786	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	2,263,419	2,508,248	8,951,588	n/a
Net asset value and redemption price per share	$17.18	$29.19	$10.07	n/a

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

		Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*		$83,995	$6,739,867	$11,905,456	$9,068,180
Interest		16,623,585	—	—	172
Securities lending income, net		—	9,857	14,514	78,739
Total investment income		16,707,580	6,749,724	11,919,970	9,147,091
EXPENSES:
Investment management fees		—	2,093,943	—	—
Unified fees		2,144,215	—	2,842,832	6,056,524
Distribution and shareholder service fees:
Class ADV		—	105,949	107,785	276,189
Class S		839,603	244,925	927,759	888,426
Class S2		1,447,416	3,745	111,643	45,974
Transfer agent fees		—	558	—	—
Shareholder reporting expense		—	72,320	—	—
Professional fees		—	23,177	—	—
Custody and accounting expense		—	152,103	—	—
Trustee fees and expenses		36,939	9,306	29,260	29,934
Miscellaneous expense		—	19,462	—	—
Interest expense		—	360	132	3,027
Total expenses		4,468,173	2,725,848	4,019,411	7,300,074
Waived and reimbursed fees		—	(299,336)	—	—
Brokerage commission recapture		—	(3,282)	(1,613)	(908)
Net expenses		4,468,173	2,423,230	4,017,798	7,299,166
Net investment income		12,239,407	4,326,494	7,902,172	1,847,925
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheldˆ)		539,733	19,761,711	32,270,670	32,010,003
Forward foreign currency contracts		—	(31,124)	309,376	—
Foreign currency related transactions		—	15,219	1,372	(118,102)
Net realized gain		539,733	19,745,806	32,581,418	31,891,901
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)		—	25,796,071	57,885,325	98,283,309
Forward foreign currency contracts		—	12,954	(645,803)	—
Foreign currency related transactions		—	(13,057)	11,869	1,302
Net change in unrealized appreciation (depreciation)		—	25,795,968	57,251,391	98,284,611
Net realized and unrealized gain		539,733	45,541,774	89,832,809	130,176,512
Increase in net assets resulting from operations		$12,779,140	$49,868,268	$97,734,981	$132,024,437

*	Foreign taxes withheld	$—	$269,550	$221,736	$841,141
ˆ	Foreign taxes on sale of Indian investments	$—	$—	$—	$130,694
#	Foreign taxes accrued on Indian investments	$—	$—	$—	$387,445

See Accompanying Notes to Financial Statements

27

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,027,439	$77,996,286	$23,420,765	$4,566,062
Interest	—	78,625,232	290,513	5,271
Securities lending income, net	15,230	499,521	49,579	30,590
Total investment income	8,042,669	157,121,039	23,760,857	4,601,923
EXPENSES:
Investment management fees	—	—	—	1,330,589
Unified fees	3,844,675	44,215,071	5,041,938	—
Distribution and shareholder service fees:
Class ADV	578,573	7,156,822	290,318	127,542
Class S	659,366	10,064,849	1,408,297	367,619
Class S2	155,080	295,287	399,174	—
Transfer agent fees	—	—	—	713
Shareholder reporting expense	—	—	—	39,054
Professional fees	—	—	—	43,300
Custody and accounting expense	—	—	—	236,809
Trustee fees and expenses	24,729	383,663	50,080	8,316
Miscellaneous expense	—	—	—	15,451
Interest expense	—	3,918	—	—
Total expenses	5,262,423	62,119,610	7,189,807	2,169,393
Waived and reimbursed fees	(112,402)	—	(246,216)	(103,533)
Net expenses	5,150,021	62,119,610	6,943,591	2,065,860
Net investment income	2,892,648	95,001,429	16,817,266	2,536,063
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	31,363,050	537,935,234	146,249,332	4,789,667
Forward foreign currency contracts	—	59,360	—	(26,155)
Foreign currency related transactions	(44,702)	(99,534)	4,748	(3,543)
Futures	—	—	(645)	—
Written options	—	23,749,238	—	22,514
Net realized gain	31,318,348	561,644,298	146,253,435	4,782,483
Net change in unrealized appreciation (depreciation) on:
Investments	66,316,347	869,467,673	16,618,668	42,878,091
Forward foreign currency contracts	—	161	—	40,768
Foreign currency related transactions	6,974	(3,154)	2,487	(7,556)
Written options	—	(55,394,858)	—	(2,258)
Unfunded commitments	—	121,864	—	—
Net change in unrealized appreciation (depreciation)	66,323,321	814,191,686	16,621,155	42,909,045
Net realized and unrealized gain	97,641,669	1,375,835,984	162,874,590	47,691,528
Increase in net assets resulting from operations	$100,534,317	$1,470,837,413	$179,691,856	$50,227,591

* Foreign taxes withheld	$156,680	$166,809	$239,904	$362,570

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Liquid Assets Portfolio		VY® Clarion Global Real Estate Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$12,239,407	$9,751,274	$4,326,494	$5,490,218
Net realized gain	539,733	140,230	19,745,806	19,214,606
Net change in unrealized appreciation (depreciation)	—	—	25,795,968	(47,591,249)
Increase (decrease) in net assets resulting from operations	12,779,140	9,891,504	49,868,268	(22,886,425)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(394,514)	(965,808)
Class I	(1,149,041)	(898,299)	(3,315,314)	(9,056,924)
Class S	(5,870,729)	(4,772,366)	(2,549,899)	(5,350,931)
Class S2	(5,767,381)	(4,204,653)	(23,042)	(47,888)
Total distributions	(12,787,151)	(9,875,318)	(6,282,769)	(15,421,551)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	214,336,336	302,336,752	9,881,253	14,446,149
Reinvestment of distributions	12,787,151	9,875,318	6,282,769	15,421,551
	227,123,487	312,212,070	16,164,022	29,867,700
Cost of shares redeemed	(303,425,500)	(291,563,651)	(36,020,088)	(101,991,489)
Net increase (decrease) in net assets resulting from capital share transactions	(76,302,013)	20,648,419	(19,856,066)	(72,123,789)
Net increase (decrease) in net assets	(76,310,024)	20,664,605	23,729,433	(110,431,765)

NET ASSETS:
Beginning of year or period	802,905,224	782,240,619	210,644,899	321,076,664
End of year or period	$726,595,200	$802,905,224	$234,374,332	$210,644,899

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Growth and Income Portfolio		VY® JPMorgan Emerging Markets Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$7,902,172	$8,147,604	$1,847,925	$1,424,693
Net realized gain	32,581,418	56,358,652	31,891,901	33,757,755
Net change in unrealized appreciation (depreciation)	57,251,391	(131,014,689)	98,284,611	(128,801,367)
Increase (decrease) in net assets resulting from operations	97,734,981	(66,508,433)	132,024,437	(93,618,919)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,498,575)	(2,545,460)	(2,713,856)	(173,376)
Class I	(4,251,471)	(4,159,490)	(4,082,963)	(623,640)
Class S	(51,840,265)	(53,854,097)	(20,116,064)	(2,244,617)
Class S2	(3,938,465)	(3,923,246)	(656,400)	(52,676)
Total distributions	(62,528,776)	(64,482,293)	(27,569,283)	(3,094,309)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,101,952	14,555,116	30,196,135	43,086,889
Reinvestment of distributions	62,528,776	64,482,293	27,569,283	3,094,309
	68,630,728	79,037,409	57,765,418	46,181,198
Cost of shares redeemed	(82,036,184)	(92,321,940)	(83,129,759)	(126,128,800)
Net decrease in net assets resulting from capital share transactions	(13,405,456)	(13,284,531)	(25,364,341)	(79,947,602)
Net increase (decrease) in net assets	21,800,749	(144,275,257)	79,090,813	(176,660,830)

NET ASSETS:
Beginning of year or period	421,590,917	565,866,174	432,813,730	609,474,560
End of year or period	$443,391,666	$421,590,917	$511,904,543	$432,813,730

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Morgan Stanley Global Franchise Portfolio		VY® T. Rowe Price Capital Appreciation Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$2,892,648	$2,839,250	$95,001,429	$145,908,046
Net realized gain	31,318,348	41,896,516	561,644,298	369,902,205
Net change in unrealized appreciation (depreciation)	66,323,321	(50,740,526)	814,191,686	(476,124,555)
Increase (decrease) in net assets resulting from operations	100,534,317	(6,004,760)	1,470,837,413	39,685,696

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(11,237,040)	(13,099,859)	(79,837,274)	(95,178,479)
Class I	—	—	(105,346,487)	(124,567,106)
Class R6	(75,422)	(10,394)	(10,487,555)	(7,964,813)
Class S	(29,140,576)	(41,529,824)	(265,075,287)	(363,602,203)
Class S2	(4,241,616)	(6,082,883)	(4,744,849)	(6,795,562)
Total distributions	(44,694,654)	(60,722,960)	(465,491,452)	(598,108,163)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,802,058	12,634,552	630,958,784	378,731,621
Reinvestment of distributions	44,694,654	60,722,960	465,491,452	598,108,163
	63,496,712	73,357,512	1,096,450,236	976,839,784
Cost of shares redeemed	(60,226,756)	(57,300,170)	(696,028,997)	(735,693,220)
Net increase in net assets resulting from capital share transactions	3,269,956	16,057,342	400,421,239	241,146,564
Net increase (decrease) in net assets	59,109,619	(50,670,378)	1,405,767,200	(317,275,903)

NET ASSETS:
Beginning of year or period	357,138,923	407,809,301	6,039,485,066	6,356,760,969
End of year or period	$416,248,542	$357,138,923	$7,445,252,266	$6,039,485,066

See Accompanying Notes to Financial Statements

31

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Equity Income Portfolio		VY® T. Rowe Price International Stock Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$16,817,266	$19,224,254	$2,536,063	$2,467,070
Net realized gain	146,253,435	78,408,295	4,782,483	13,238,548
Net change in unrealized appreciation (depreciation)	16,621,155	(175,226,109)	42,909,045	(47,937,027)
Increase (decrease) in net assets resulting from operations	179,691,856	(77,593,560)	50,227,591	(32,231,409)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(14,085,259)	(8,544,546)	(1,356,151)	(293,947)
Class I	(22,140,633)	(16,430,325)	(2,725,607)	(800,891)
Class S	(162,548,177)	(110,181,926)	(9,755,870)	(2,820,796)
Class S2	(28,955,674)	(18,499,686)	—	—
Total distributions	(227,729,743)	(153,656,483)	(13,837,628)	(3,915,634)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	34,697,046	23,487,241	9,219,945	14,802,681
Reinvestment of distributions	227,729,743	153,656,483	13,837,628	3,915,634
	262,426,789	177,143,724	23,057,573	18,718,315
Cost of shares redeemed	(589,365,595)	(146,890,620)	(34,974,404)	(32,054,118)
Net increase (decrease) in net assets resulting from capital share transactions	(326,938,806)	30,253,104	(11,916,831)	(13,335,803)
Net increase (decrease) in net assets	(374,976,693)	(200,996,939)	24,473,132	(49,482,846)

NET ASSETS:
Beginning of year or period	759,425,417	960,422,356	191,731,584	241,214,430
End of year or period	$384,448,724	$759,425,417	$216,204,716	$191,731,584

See Accompanying Notes to Financial Statements

32

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions										Ratios to average net assets					Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)		($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)		($000’s)	(%)
Voya Government Liquid Assets Portfolio
Class I
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	2.01	0.29	0.29	0.29	1.93		52,515	—
12-31-18	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.61	0.29	0.29	0.29	1.61		62,115	—
12-31-17	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	0.66	0.29	0.29	0.29	0.62		50,773	—
12-31-16	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.23	0.28	0.28	0.28	0.13		66,214	—
12-31-15	1.00	—		0.00	*	0.00	0.00	*	0.00	*	—	0.00	*	—	1.00	0.01	0.28	0.22	0.22	0.00	*	81,636	—
Class S
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.75	0.54	0.54	0.54	1.68		314,786	—
12-31-18	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	1.36	0.54	0.54	0.54	1.33		354,423	—
12-31-17	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.41	0.54	0.54	0.54	0.37		372,943	—
12-31-16	1.00	—		0.00	*	0.00	0.00	*	0.00	*	—	0.00	*	—	1.00	0.09	0.53	0.42	0.42	0.00	*	488,208	—
12-31-15	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.22	0.22	(0.00	)*	552,706	—
Class S2
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.60	0.69	0.69	0.69	1.52		359,294	—
12-31-18	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	1.21	0.69	0.69	0.69	1.19		386,368	—
12-31-17	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.28	0.69	0.67	0.67	0.25		358,525	—
12-31-16	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.09	0.71	0.42	0.42	(0.00	)*	416,495	—
12-31-15	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.22	0.22	(0.00	)*	348,078	—
VY® Clarion Global Real Estate Portfolio
Class ADV
12-31-19	10.53	0.17	•	2.34		2.51	0.27		—		—	0.27		—	12.77	23.99	1.62	1.49	1.49	1.40		17,308	77
12-31-18	12.17	0.18	•	(1.24)		(1.06)	0.58		—		—	0.58		—	10.53	(9.10)	1.62	1.49	1.49	1.54		16,608	107
12-31-17	11.41	0.19	•	0.95		1.14	0.38		—		—	0.38		—	12.17	10.20	1.57	1.49	1.49	1.63		22,826	90
12-31-16	11.47	0.16		(0.13)		0.03	0.09		—		—	0.09		—	11.41	0.23	1.61	1.49	1.49	1.33		25,983	49
12-31-15	12.04	0.11	•	(0.35)		(0.24)	0.33		—		—	0.33		—	11.47	(1.99)	1.72	1.49	1.49	0.95		27,513	50
Class I
12-31-19	10.81	0.25	•	2.41		2.66	0.36		—		—	0.36		—	13.11	24.74	1.02	0.89	0.89	2.02		119,642	77
12-31-18	12.49	0.25	•	(1.27)		(1.02)	0.66		—		—	0.66		—	10.81	(8.52)	1.02	0.89	0.89	2.14		103,029	107
12-31-17	11.72	0.27	•	0.96		1.23	0.46		—		—	0.46		—	12.49	10.77	0.97	0.89	0.89	2.28		183,921	90
12-31-16	11.77	0.22		(0.10)		0.12	0.17		—		—	0.17		—	11.72	0.89	0.96	0.89	0.89	1.94		183,084	49
12-31-15	12.34	0.18		(0.35)		(0.17)	0.40		—		—	0.40		—	11.77	(1.42)	0.97	0.89	0.89	1.55		165,604	50
Class S
12-31-19	10.76	0.22	•	2.39		2.61	0.33		—		—	0.33		—	13.04	24.35	1.27	1.14	1.14	1.76		96,519	77
12-31-18	12.43	0.22	•	(1.26)		(1.04)	0.63		—		—	0.63		—	10.76	(8.74)	1.27	1.14	1.14	1.91		90,159	107
12-31-17	11.66	0.24	•	0.96		1.20	0.43		—		—	0.43		—	12.43	10.50	1.22	1.14	1.14	2.00		113,281	90
12-31-16	11.71	0.20	•	(0.12)		0.08	0.13		—		—	0.13		—	11.66	0.62	1.21	1.14	1.14	1.67		123,103	49
12-31-15	12.28	0.15	•	(0.36)		(0.21)	0.36		—		—	0.36		—	11.71	(1.69)	1.22	1.14	1.14	1.27		141,067	50
Class S2
12-31-19	10.85	0.20	•	2.41		2.61	0.31		—		—	0.31		—	13.15	24.15	1.42	1.29	1.29	1.61		906	77
12-31-18	12.52	0.21	•	(1.27)		(1.06)	0.61		—		—	0.61		—	10.85	(8.84)	1.42	1.29	1.29	1.76		850	107
12-31-17	11.73	0.22	•	0.98		1.20	0.41		—		—	0.41		—	12.52	10.42	1.37	1.29	1.29	1.87		1,048	90
12-31-16	11.78	0.18	•	(0.12)		0.06	0.11		—		—	0.11		—	11.73	0.44	1.39	1.29	1.29	1.52		1,117	49
12-31-15	12.34	0.14	•	(0.36)		(0.22)	0.34		—		—	0.34		—	11.78	(1.84)	1.47	1.29	1.29	1.11		1,343	50
VY® Invesco Growth and Income Portfolio
Class ADV
12-31-19	21.15	0.32	•	4.64		4.96	0.50		2.88		—	3.38		—	22.73	24.30	1.24	1.24	1.24	1.43		18,401	22
12-31-18	27.94	0.32	•	(3.71)		(3.39)	0.30		3.10		—	3.40		—	21.15	(13.88)	1.24	1.24	1.24	1.22		16,868	31
12-31-17	26.55	0.38	•	3.04		3.42	0.51		1.52		—	2.03		—	27.94	13.46	1.24	1.24	1.24	1.43		22,246	17
12-31-16	25.48	0.30	•	4.19		4.49	0.52		2.90		—	3.42		—	26.55	19.52	1.29	1.24	1.24	1.21		18,641	23
12-31-15	31.49	0.30	•	(0.98)		(0.68)	0.93		4.40		—	5.33		—	25.48	(3.26)	1.39	1.24	1.24	1.05		15,551	19

See Accompanying Notes to Financial Statements

33

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Invesco Growth and Income Portfolio (continued)
Class I
12-31-19	21.41	0.46	•	4.69	5.15	0.67	2.88	—	3.55	—	23.01	24.98		0.64	0.64	0.64	2.02	29,773	22
12-31-18	28.23	0.48	•	(3.73)	(3.25)	0.47	3.10	—	3.57	—	21.41	(13.31)		0.64	0.64	0.64	1.82	27,943	31
12-31-17	26.77	0.55	•	3.07	3.62	0.64	1.52	—	2.16	—	28.23	14.13		0.64	0.64	0.64	2.02	33,894	17
12-31-16	25.68	0.45	•	4.23	4.68	0.69	2.90	—	3.59	—	26.77	20.23		0.64	0.64	0.64	1.81	28,117	23
12-31-15	31.71	0.47	•	(0.98)	(0.51)	1.12	4.40	—	5.52	—	25.68	(2.69)		0.64	0.64	0.64	1.63	23,008	19
Class S
12-31-19	21.58	0.41	•	4.73	5.14	0.59	2.88	—	3.47	—	23.25	24.73		0.89	0.89	0.89	1.78	367,941	22
12-31-18	28.43	0.42	•	(3.78)	(3.36)	0.39	3.10	—	3.49	—	21.58	(13.58)		0.89	0.89	0.89	1.56	350,968	31
12-31-17	26.94	0.48	•	3.10	3.58	0.57	1.52	—	2.09	—	28.43	13.89		0.89	0.89	0.89	1.76	476,317	17
12-31-16	25.81	0.41		4.23	4.64	0.61	2.90	—	3.51	—	26.94	19.92		0.89	0.89	0.89	1.56	507,524	23
12-31-15	31.83	0.40	•	(0.99)	(0.59)	1.03	4.40	—	5.43	—	25.81	(2.93)		0.89	0.89	0.89	1.39	451,452	19
Class S2
12-31-19	21.39	0.37	•	4.67	5.04	0.55	2.88	—	3.43	—	23.00	24.47		1.04	1.04	1.04	1.63	27,277	22
12-31-18	28.19	0.37	•	(3.73)	(3.36)	0.34	3.10	—	3.44	—	21.39	(13.67)		1.04	1.04	1.04	1.41	25,812	31
12-31-17	26.73	0.44	•	3.06	3.50	0.52	1.52	—	2.04	—	28.19	13.67		1.04	1.04	1.04	1.62	33,409	17
12-31-16	25.62	0.35	•	4.23	4.58	0.57	2.90	—	3.47	—	26.73	19.80		1.07	1.04	1.04	1.41	38,721	23
12-31-15	31.63	0.36	•	(0.99)	(0.63)	0.98	4.40	—	5.38	—	25.62	(3.10)		1.14	1.04	1.04	1.24	38,764	19
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-19	16.95	0.01		5.24	5.25	—	1.18	—	1.18	—	21.02	31.47		1.86	1.86	1.86	0.03	50,224	21
12-31-18	20.52	(0.01)		(3.49)	(3.50)	0.07	—	—	0.07	—	16.95	(17.12)		1.86	1.86	1.86	(0.07)	40,881	21
12-31-17	14.43	(0.05)		6.19	6.14	0.05	—	—	0.05	—	20.52	42.55		1.86	1.86	1.86	(0.24)	57,093	26
12-31-16	12.92	0.02	•	1.61	1.63	0.12	—	—	0.12	—	14.43	12.62		1.90	1.85	1.85	0.12	35,873	24
12-31-15	16.63	0.07		(2.56)	(2.49)	0.14	1.08	—	1.22	—	12.92	(16.07	)(a)	2.01	1.86	1.86	0.45	34,072	15
Class I
12-31-19	17.80	0.13		5.52	5.65	0.03	1.18	—	1.21	—	22.24	32.23		1.26	1.26	1.26	0.62	79,674	21
12-31-18	21.52	0.12		(3.67)	(3.55)	0.17	—	—	0.17	—	17.80	(16.58)		1.26	1.26	1.26	0.53	61,663	21
12-31-17	15.10	0.08		6.47	6.55	0.13	—	—	0.13	—	21.52	43.45		1.26	1.26	1.26	0.34	82,567	26
12-31-16	13.52	0.10	•	1.70	1.80	0.22	—	—	0.22	—	15.10	13.27		1.25	1.25	1.25	0.71	63,276	24
12-31-15	17.36	0.17		(2.68)	(2.51)	0.25	1.08	—	1.33	—	13.52	(15.57	)(a)	1.26	1.26	1.26	1.05	58,250	15
Class S
12-31-19	17.70	0.08		5.48	5.56	0.00 *	1.18	—	1.18	—	22.08	31.91		1.51	1.51	1.51	0.38	370,441	21
12-31-18	21.40	0.05	•	(3.63)	(3.58)	0.12	—	—	0.12	—	17.70	(16.81)		1.51	1.51	1.51	0.27	319,682	21
12-31-17	15.02	0.03		6.44	6.47	0.09	—	—	0.09	—	21.40	43.11		1.51	1.51	1.51	0.11	454,764	26
12-31-16	13.45	0.07	•	1.67	1.74	0.17	—	—	0.17	—	15.02	12.95		1.50	1.50	1.50	0.47	362,865	24
12-31-15	17.26	0.13	•	(2.66)	(2.53)	0.20	1.08	—	1.28	—	13.45	(15.75	)(a)	1.51	1.51	1.51	0.81	367,861	15
Class S2
12-31-19	17.52	0.05		5.41	5.46	—	1.18	—	1.18	—	21.80	31.64		1.66	1.66	1.66	0.24	11,567	21
12-31-18	21.17	0.04		(3.61)	(3.57)	0.08	—	—	0.08	—	17.52	(16.92)		1.66	1.66	1.66	0.12	10,587	21
12-31-17	14.86	(0.01	)•	6.37	6.36	0.05	—	—	0.05	—	21.17	42.85		1.66	1.66	1.66	(0.03)	15,050	26
12-31-16	13.30	0.05	•	1.65	1.70	0.14	—	—	0.14	—	14.86	12.79		1.68	1.65	1.65	0.32	14,570	24
12-31-15	17.08	0.10	•	(2.64)	(2.54)	0.16	1.08	—	1.24	—	13.30	(15.91	)(a)	1.76	1.66	1.66	0.65	16,530	15
VY® Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-19	14.01	0.06		3.89	3.95	0.10	1.80	—	1.90	—	16.06	28.89		1.57	1.54	1.54	0.48	110,093	16
12-31-18	16.98	0.07		(0.23)	(0.16)	0.14	2.67	—	2.81	—	14.01	(2.07)		1.57	1.54	1.54	0.47	78,112	27
12-31-17	14.58	0.10		3.53	3.63	0.17	1.06	—	1.23	—	16.98	25.47		1.57	1.55	1.55	0.60	83,492	29
12-31-16	15.29	0.13	•	0.68	0.81	0.17	1.35	—	1.52	—	14.58	4.94		1.61	1.54	1.54	0.83	68,606	26
12-31-15	16.56	0.15		0.87	1.02	0.28	2.01	—	2.29	—	15.29	5.95		1.71	1.55	1.55	0.90	56,395	27

See Accompanying Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Morgan Stanley Global Franchise Portfolio (continued)
Class R6
12-31-19	14.97	0.18	•	4.17	4.35	0.19	1.80	—	1.99	—	17.33	29.74	0.97	0.94	0.94	1.07	635	16
12-31-18	17.96	0.19	•	(0.27)	(0.08)	0.24	2.67	—	2.91	—	14.97	(1.51)	0.97	0.94	0.94	1.14	84	27
12-31-17	15.35	0.21	•	3.71	3.92	0.25	1.06	—	1.31	—	17.96	26.16	0.97	0.95	0.95	1.21	44	29
05-03-16(5) – 12-31-16	16.66	0.22	•	0.07	0.29	0.25	1.35	—	1.60	—	15.35	1.46	0.96	0.94	0.94	1.48	49	26
Class S
12-31-19	15.00	0.14	•	4.16	4.30	0.14	1.80	—	1.94	—	17.36	29.34	1.22	1.19	1.19	0.82	266,633	16
12-31-18	17.97	0.14	•	(0.25)	(0.11)	0.19	2.67	—	2.86	—	15.00	(1.69)	1.22	1.19	1.19	0.81	243,512	27
12-31-17	15.36	0.16	•	3.71	3.87	0.20	1.06	—	1.26	—	17.97	25.81	1.22	1.20	1.20	0.95	282,442	29
12-31-16	16.02	0.20		0.70	0.90	0.21	1.35	—	1.56	—	15.36	5.30	1.21	1.19	1.19	1.20	299,965	26
12-31-15	17.23	0.21	•	0.92	1.13	0.33	2.01	—	2.34	—	16.02	6.36	1.21	1.20	1.20	1.26	319,681	27
Class S2
12-31-19	14.86	0.11	•	4.13	4.24	0.12	1.80	—	1.92	—	17.18	29.15	1.37	1.34	1.34	0.67	38,888	16
12-31-18	17.83	0.12		(0.26)	(0.14)	0.16	2.67	—	2.83	—	14.86	(1.89)	1.37	1.34	1.34	0.66	35,431	27
12-31-17	15.24	0.14	•	3.69	3.83	0.18	1.06	—	1.24	—	17.83	25.69	1.37	1.35	1.35	0.80	41,831	29
12-31-16	15.90	0.17	•	0.70	0.87	0.18	1.35	—	1.53	—	15.24	5.16	1.39	1.34	1.34	1.05	44,381	26
12-31-15	17.12	0.19	•	0.90	1.09	0.30	2.01	—	2.31	—	15.90	6.17	1.46	1.35	1.35	1.11	50,093	27
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-19	24.10	0.25		5.46	5.71	0.34	1.49	—	1.83	—	27.98	23.99	1.24	1.24	1.24	1.02	1,353,246	53
12-31-18	26.53	0.48		(0.36)	0.12	0.50	2.05	—	2.55	—	24.10	0.10	1.24	1.24	1.24	1.94	990,787	75
12-31-17	24.54	0.19		3.36	3.55	0.25	1.31	—	1.56	—	26.53	14.72	1.24	1.24	1.24	0.78	954,071	61
12-31-16	25.27	0.24	•	1.68	1.92	0.28	2.37	—	2.65	—	24.54	7.65	1.29	1.24	1.24	0.97	778,133	69
12-31-15	28.02	0.24	•	1.14	1.38	0.28	3.85	—	4.13	—	25.27	4.85	1.39	1.24	1.24	0.89	596,730	67
Class I
12-31-19	25.23	0.43		5.73	6.16	0.49	1.49	—	1.98	—	29.41	24.71	0.64	0.64	0.64	1.62	1,673,642	53
12-31-18	27.64	0.67		(0.38)	0.29	0.65	2.05	—	2.70	—	25.23	0.74	0.64	0.64	0.64	2.57	1,245,366	75
12-31-17	25.49	0.36		3.50	3.86	0.40	1.31	—	1.71	—	27.64	15.39	0.64	0.64	0.64	1.38	1,217,289	61
12-31-16	26.12	0.40		1.75	2.15	0.41	2.37	—	2.78	—	25.49	8.31	0.64	0.64	0.64	1.55	1,084,776	69
12-31-15	28.80	0.40		1.18	1.58	0.41	3.85	—	4.26	—	26.12	5.47	0.64	0.64	0.64	1.48	1,027,480	67
Class R6
12-31-19	25.24	0.46	•	5.71	6.17	0.49	1.49	—	1.98	—	29.43	24.74	0.64	0.64	0.64	1.62	181,835	53
12-31-18	27.66	0.70	•	(0.42)	0.28	0.65	2.05	—	2.70	—	25.24	0.70	0.64	0.64	0.64	2.57	94,159	75
12-31-17	25.49	0.38	•	3.50	3.88	0.40	1.31	—	1.71	—	27.66	15.47	0.64	0.64	0.64	1.38	59,752	61
05-03-16(5) – 12-31-16	27.00	0.48	•	0.79	1.27	0.41	2.37	—	2.78	—	25.49	4.78	0.64	0.64	0.64	1.91	8,696	69
Class S
12-31-19	25.25	0.39	•	5.69	6.08	0.42	1.49	—	1.91	—	29.42	24.36	0.89	0.89	0.89	1.37	4,163,308	53
12-31-18	27.65	0.63	•	(0.40)	0.23	0.58	2.05	—	2.63	—	25.25	0.51	0.89	0.89	0.89	2.29	3,640,431	75
12-31-17	25.50	0.31	•	3.48	3.79	0.33	1.31	—	1.64	—	27.65	15.10	0.89	0.89	0.89	1.13	4,050,729	61
12-31-16	26.13	0.34		1.74	2.08	0.34	2.37	—	2.71	—	25.50	8.05	0.89	0.89	0.89	1.30	4,074,922	69
12-31-15	28.82	0.33		1.18	1.51	0.35	3.85	—	4.20	—	26.13	5.18	0.89	0.89	0.89	1.23	4,044,261	67
Class S2
12-31-19	25.06	0.34	•	5.65	5.99	0.37	1.49	—	1.86	—	29.19	24.19	1.04	1.04	1.04	1.22	73,222	53
12-31-18	27.47	0.58	•	(0.40)	0.18	0.54	2.05	—	2.59	—	25.06	0.33	1.04	1.04	1.04	2.13	68,741	75
12-31-17	25.33	0.26	•	3.47	3.73	0.28	1.31	—	1.59	—	27.47	14.96	1.04	1.04	1.04	0.98	74,919	61
12-31-16	25.98	0.31		1.71	2.02	0.30	2.37	—	2.67	—	25.33	7.86	1.07	1.04	1.04	1.15	82,812	69
12-31-15	28.67	0.30		1.16	1.46	0.30	3.85	—	4.15	—	25.98	5.06	1.14	1.04	1.04	1.08	87,130	67

See Accompanying Notes to Financial Statements

35

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
VY® T. Rowe Price Equity Income Portfolio
Class ADV
12-31-19	10.74	0.21	•	2.42	2.63	0.26	3.14	—	3.40	—	9.97	25.93		1.24	1.21		1.21	1.82		51,293	17
12-31-18	14.34	0.23		(1.38)	(1.15)	0.23	2.22	—	2.45	—	10.74	(9.69	)(b)	1.24	1.09	(c)	1.09	1.80	(d)	43,287	16
12-31-17	13.63	0.20		1.86	2.06	0.25	1.10	—	1.35	—	14.34	15.89		1.24	1.24		1.24	1.38		53,101	19
12-31-16	13.03	0.23		2.04	2.27	0.26	1.41	—	1.67	—	13.63	18.30		1.29	1.24		1.24	1.67		50,794	26
12-31-15	16.29	0.23		(1.27)	(1.04)	0.26	1.96	—	2.22	—	13.03	(7.24)		1.39	1.24		1.24	1.52		50,413	27
Class I
12-31-19	10.97	0.29	•	2.47	2.76	0.32	3.14	—	3.46	—	10.27	26.66		0.64	0.61		0.61	2.42		81,596	17
12-31-18	14.59	0.31		(1.41)	(1.10)	0.30	2.22	—	2.52	—	10.97	(9.09	)(b)	0.64	0.49	(c)	0.49	2.40	(d)	82,300	16
12-31-17	13.85	0.28	•	1.90	2.18	0.34	1.10	—	1.44	—	14.59	16.48		0.64	0.64		0.64	1.94		99,204	19
12-31-16	13.20	0.31	•	2.09	2.40	0.34	1.41	—	1.75	—	13.85	19.07		0.64	0.64		0.64	2.32		135,151	26
12-31-15	16.47	0.32	•	(1.28)	(0.96)	0.35	1.96	—	2.31	—	13.20	(6.65)		0.64	0.64		0.64	2.09		90,800	27
Class S
12-31-19	11.00	0.25	•	2.50	2.75	0.30	3.14	—	3.44	—	10.31	26.42		0.89	0.86		0.86	2.13		161,388	17
12-31-18	14.62	0.29		(1.42)	(1.13)	0.27	2.22	—	2.49	—	11.00	(9.32	)(b)	0.89	0.74	(c)	0.74	2.15	(d)	541,914	16
12-31-17	13.87	0.25	•	1.90	2.15	0.30	1.10	—	1.40	—	14.62	16.23		0.89	0.89		0.89	1.73		694,870	19
12-31-16	13.22	0.28		2.08	2.36	0.30	1.41	—	1.71	—	13.87	18.77		0.89	0.89		0.89	2.01		772,218	26
12-31-15	16.49	0.28	•	(1.28)	(1.00)	0.31	1.96	—	2.27	—	13.22	(6.90)		0.89	0.89		0.89	1.86		758,358	27
Class S2
12-31-19	10.82	0.23	•	2.44	2.67	0.28	3.14	—	3.42	—	10.07	26.13		1.04	1.01		1.01	2.01		90,172	17
12-31-18	14.42	0.26		(1.39)	(1.13)	0.25	2.22	—	2.47	—	10.82	(9.45	)(b)	1.04	0.89	(c)	0.89	2.00	(d)	91,924	16
12-31-17	13.70	0.23		1.87	2.10	0.28	1.10	—	1.38	—	14.42	16.07		1.04	1.04		1.04	1.58		113,247	19
12-31-16	13.08	0.25		2.06	2.31	0.28	1.41	—	1.69	—	13.70	18.59		1.07	1.04		1.04	1.86		113,380	26
12-31-15	16.35	0.25		(1.27)	(1.02)	0.29	1.96	—	2.25	—	13.08	(7.08)		1.14	1.04		1.04	1.72		111,098	27
VY® T. Rowe Price International Stock Portfolio
Class ADV
12-31-19	13.63	0.12		3.49	3.61	0.06	0.92	—	0.98	—	16.26	27.20		1.41	1.36		1.36	0.87		23,415	30
12-31-18	16.16	0.10		(2.41)	(2.31)	0.22	—	—	0.22	—	13.63	(14.46)		1.45	1.40		1.40	0.70		18,465	35
12-31-17	12.79	0.08		3.42	3.50	0.13	—	—	0.13	—	16.16	27.42		1.40	1.40		1.40	0.64		21,086	37
12-31-16	12.73	0.11		0.09	0.20	0.14	—	—	0.14	—	12.79	1.59		1.43	1.38		1.38	0.82		15,001	33
12-31-15	12.98	0.07	•	(0.24)	(0.17)	0.08	—	—	0.08	—	12.73	(1.36	)(e)	1.50	1.35		1.35	0.49		15,149	43
Class I
12-31-19	13.69	0.23		3.50	3.73	0.15	0.92	—	1.07	—	16.35	28.04		0.81	0.76		0.76	1.47		41,352	30
12-31-18	16.22	0.20	•	(2.42)	(2.22)	0.31	—	—	0.31	—	13.69	(13.96)		0.85	0.80		0.80	1.30		35,717	35
12-31-17	12.82	0.19	•	3.41	3.60	0.20	—	—	0.20	—	16.22	28.21		0.80	0.80		0.80	1.26		44,832	37
12-31-16	12.76	0.19		0.09	0.28	0.22	—	—	0.22	—	12.82	2.18		0.78	0.78		0.78	1.41		38,010	33
12-31-15	12.99	0.16	•	(0.24)	(0.08)	0.15	—	—	0.15	—	12.76	(0.73	)(e)	0.75	0.75		0.75	1.15		39,288	43
Class S
12-31-19	13.64	0.18	•	3.49	3.67	0.11	0.92	—	1.03	—	16.28	27.64		1.06	1.01		1.01	1.20		151,437	30
12-31-18	16.15	0.17	•	(2.42)	(2.25)	0.26	—	—	0.26	—	13.64	(14.12)		1.10	1.05		1.05	1.07		137,550	35
12-31-17	12.77	0.15	•	3.40	3.55	0.17	—	—	0.17	—	16.15	27.87		1.05	1.05		1.05	1.01		175,297	37
12-31-16	12.71	0.15	•	0.09	0.24	0.18	—	—	0.18	—	12.77	1.90		1.03	1.03		1.03	1.17		154,225	33
12-31-15	12.94	0.12		(0.23)	(0.11)	0.12	—	—	0.12	—	12.71	(0.94	)(e)	1.00	1.00		1.00	0.88		171,416	43

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment ofpreviously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions

See Accompanying Notes to Financial Statements

36

FINANCIAL HIGHLIGHTS (CONTINUED)

represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, total return for VY® JPMorgan Emerging Markets Equity Portfolio would have been (16.33)%, (15.82)%, (16.00)% and (16.16)% for Classes ADV, I, S and S2, respectively.
(b)	Excluding amounts related to a securities lending settlement and a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, total return for VY® T.Rowe Price Equity Income Portfolio would have been (9.84)%, (9.24)%, (9.47)% and (9.60)% for Classes ADV, I, S and S2, respectively.
(c)	Excluding amounts related to a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended
December 31, 2018, VY® T.Rowe Price Equity Income Portfolio’s Net Expense Ratios would have been 1.23%, 0.63%, 0.88% and 1.03% for Class ADV, I, S and S2, respectively.
(d)	Excluding amounts related to a securities lending settlement and a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, VY® T.Rowe Price Equity Income Portfolio’s Net Investment Income Ratios would have been 1.65%, 2.25%, 2.00% and 1.85% for Classes ADV, I, S and S2, respectively.
(e)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, total return for VY® T.Rowe Price International Stock Portfolio would have been (1.44)%, (0.80)% and (1.10)% for Classes ADV, I and S, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The eight series (each a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Government Liquid Assets Portfolio (“Government Liquid Assets”), VY® Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), VY® Invesco Growth and Income Portfolio (“Invesco Growth and Income”), VY® JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), VY® Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), VY® T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), VY® T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), and VY® T. Rowe Price International Stock Portfolio (“T. Rowe Price International Stock”). All of the Portfolios are diversified except for Morgan Stanley Global Franchise, which is a non-diversified Portfolio of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Government Liquid Assets. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Liquid Assets), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Government Liquid Assets uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Liquid Assets, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Global Real

Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date.

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by Government Liquid Assets. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2019, the maximum amount of loss that Invesco Growth and Income, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock would incur if its counterparties failed to perform would be $8,521, $161 and $2,925, respectively, which represents the gross payments to be received on open forward foreign currency

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts were they to be unwound as of December 31, 2019. There was no collateral pledged by any counterparty at December 31, 2019 to any Portfolio.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2019, Invesco Growth Income, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock had a liability position of $711,215, $75,492,168 and $6,525, respectively, on open forward foreign currency contracts and open OTC written options. If a contingent feature would have been triggered as of December 31, 2019, the Portfolio’s could have been required to pay these amounts in cash to its counterparties. There was no collateral pledged by any Portfolio as of December 31, 2019.

At December 31, 2019, Clarion Global Real Estate had not entered into any Master Agreements.

H.  Participatory Notes. JPMorgan Emerging Markets Equity may invest up to 10% of its assets in participatory notes (“P-Notes”). P-Notes are a type of promissory note and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Portfolio to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statements of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Portfolio. There were no open P-Notes at December 31, 2019.

I.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended December 31, 2019, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. The Portfolios use forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward currency contracts at December 31, 2019.

	Purchased	Sold
Clarion Global Real Estate	$—	$676,457
Invesco Growth and Income	503,265	33,698,810
T. Rowe Price Capital Appreciation	1,553,571	—
T. Rowe Price International Stock	97,481	1,142,444

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2019, certain Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2019, T. Rowe Price Equity Income had an average notional value on futures contracts purchased of $1,330,893. There were no open futures contracts for T. Rowe Price Equity Income at December 31, 2019.

J.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2019, T. Rowe Price Capital Appreciation had purchased equity options with an average notional value of $11,123,300 to gain additional exposure to equity risk. There were no open purchased options at December 31, 2019.

During the year ended December 31, 2019, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock had written equity options with an average notional value of $915,894,171 and $274,345, respectively, to generate income. Please refer to the tables within the Portfolio of Investments for T. Rowe Price Capital Appreciation and T. Rowe Price International Stock for open written equity options at December 31, 2019.

K.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

following the Portfolio of Investments for Government Liquid Assets for open repurchase agreements subject to the MRA on a net basis at December 31, 2019.

L.  Securities Lending. Each Portfolio may temporarily loan up to 33⅓% (except for JPMorgan Emerging Markets Equity which may temporarily loan up to 30%) of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

M.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

N.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
Clarion Global Real Estate	$177,449,921	$198,658,692
Invesco Growth and Income	92,624,721	164,196,293
JPMorgan Emerging Markets Equity	100,403,136	149,280,877
Morgan Stanley Global Franchise	63,232,628	103,250,765
T. Rowe Price Capital Appreciation	3,191,634,265	3,716,168,131
T. Rowe Price Equity Income	127,316,834	656,144,383
T. Rowe Price International Stock	60,397,168	81,700,974

U.S. government securities not included above were as follows:

	Purchases	Sales
T. Rowe Price Capital Appreciation	$220,531,624	$364,375,046

NOTE 4 — INVESTMENT MANAGEMENT FEES

Clarion Global Real Estate and T. Rowe Price International Stock have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Clarion Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; 0.80% on the amount in excess of $500 million
T. Rowe Price International Stock(1)	0.64% on the first $4 billion; 0.63% on the amount in excess of $4 billion

(1)	The Investment Adviser is contractually obligated to waive 0.04% of the management fee for T. Rowe Price International Stock. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

With the exception of the Portfolios in the table above, the Investment Adviser provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser is also responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Government Liquid Assets(2)	0.35% on the first $200 million; 0.30% on the next $300 million; 0.25% on the amount in excess of $500 million
JPMorgan Emerging Markets Equity	1.25%
Morgan Stanley Global Franchise	1.00% on the first $250 million; 0.90% on the next $250 million; 0.75% on the amount in excess of $500 million
Invesco Growth and Income, T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income(3)	0.75% first $750 million; 0.70% on the next $1.25 billion; 0.65% on the next $1.5 billion; 0.60% on the amount in excess of $3.5 billion

(2)	The assets of Government Liquid Assets are aggregated with those of Voya Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.
(3)	The assets of these Portfolios are aggregated with those of VY® Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee applicable to each respective Portfolio.

Effective May 1, 2019, the Investment Adviser has contractually agreed to waive 0.010%, 0.026%, and 0.030% of the management fee for Clarion Global Real Estate, Morgan Stanley Global Franchise and T. Rowe Price Equity Income, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board. These waivers replace the management fee waivers in connection with the sub-advisory fee reductions.

Prior to May 1, 2019, the Investment Adviser had contractually agreed to waive a portion of the management fee for Clarion Global Real Estate(4), Morgan Stanley Global Franchise and T. Rowe Price Equity Income. For Clarion Global Real Estate and Morgan Stanley Global Franchise, the waivers were effective in connection with a sub-advisory fee reduction that occurred on May 1, 2009 and July 1, 2015, respectively. The waivers were calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. The waiver for T. Rowe Price Equity Income was based on the total savings in excess of $500,000 as a result of the aggregated sub-advisory fee schedules of T. Rowe Price Equity Income and VY® T. Rowe Price Growth Equity Portfolio, which is not included in this report. The aggregated amount of savings is allocated to the two Portfolios pro rata based on each Portfolio’s contribution to the amount saved. For the period ended April 30, 2019, the Investment Adviser waived $12,502, $41,370 and $88,791 of management fees for Clarion Global Real Estate, Morgan Stanley Global Franchise and T. Rowe Price Equity Income, respectively, based on the sub-advisory fee reductions. Effective May 1, 2019, the Investment Adviser is no longer obligated to waive a portion of the management fee for these Portfolios based on the sub-advisory fee reductions. The termination of these obligations was approved by the Board and replaced with a management fee waiver.

(4)	The waiver for Clarion Global Real Estate was limited to an annual 50% of the savings based on the Portfolio’s assets as of May 1, 2009.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Government Liquid Assets	Voya Investment Management Co. LLC*
Clarion Global Real Estate	CBRE Clarion Securities LLC
Invesco Growth and Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock	T. Rowe Price Associates, Inc.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services, including payments to the Distributor at an annual rate of 0.15% of the average daily net assets attributable to Class S2 shares.

Each Portfolio that offers Class ADV shares has a shareholder service and distribution plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares.

The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2019, there were no waivers necessary to assist the Portfolio in maintaining a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2019, the Portfolio did not have any amounts of waived fees that are subject to possible recoupment by the Investment Adviser.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance	T. Rowe Price Equity Income	6.28%
Company	T. Rowe Price International Stock	13.20
Security Life of Denver	Government Liquid Assets	6.07
Insurance Company	Clarion Global Real Estate	5.03
	JPMorgan Emerging Markets Equity	8.12
	T. Rowe Price Equity Income	7.97
	T. Rowe Price International Stock	5.30
Voya Institutional Trust	Government Liquid Assets	48.63
Company	Clarion Global Real Estate	11.61
	Invesco Growth and Income	5.09
	JPMorgan Emerging Markets Equity	9.88
	Morgan Stanley Global Franchise	27.83
	T. Rowe Price Capital Appreciation	28.41
	T. Rowe Price Equity Income	37.17
	T. Rowe Price International Stock	10.97
Voya Retirement	Clarion Global Real Estate	36.40
Insurance and Annuity	Invesco Growth and Income	17.39
Company	JPMorgan Emerging Markets Equity	14.83
	T. Rowe Price Capital Appreciation	29.41
	T. Rowe Price Equity Income	47.74
	T. Rowe Price International Stock	8.12

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets,

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITES

At December 31, 2019, the below Portfolio has the following payables included in their Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expense	Amount
Clarion Global Real Estate	Custody	$107,213

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A

With the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2020	2021	2022	Total
Clarion Global Real Estate	$221,339	$336,627	$271,097	$829,063
T. Rowe Price International Stock	—	100,434	7,153	107,587

The Expense Limitation Agreements are contractual through May 1, 2020, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2019 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Clarion Global Real Estate	2	$640,000	2.55%
Invesco Growth and Income	7	269,571	2.55
JPMorgan Emerging Markets Equity	17	2,188,412	2.97
T. Rowe Price Capital Appreciation	1	45,688,000	3.13

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

					Net
					increase		Proceeds
		Shares	Reinvestment		(decrease)		from shares	Reinvestment		Net
	Shares	issued in	of	Shares	in shares	Shares	issued in	of	Shares	increase
Year or	sold	merger	distributions	redeemed	outstanding	sold	merger	distributions	redeemed	(decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Government Liquid Assets
Class I
12/31/2019	27,338,984	—	1,149,040	(38,086,906)	(9,598,882)	27,338,984	—	1,149,041	(38,086,906)	(9,598,881)
12/31/2018	53,679,939	—	898,299	(43,238,147)	11,340,091	53,679,939	—	898,299	(43,238,147)	11,340,091
Class S
12/31/2019	105,890,206	—	5,870,727	(151,393,326)	(39,632,393)	105,890,203	—	5,870,729	(151,393,326)	(39,632,393)
12/31/2018	110,350,043	—	4,772,369	(133,647,164)	(18,524,752)	110,350,043	—	4,772,366	(133,647,164)	(18,524,755)
Class S2
12/31/2019	81,107,149	—	5,767,380	(113,945,268)	(27,070,739)	81,107,149	—	5,767,381	(113,945,268)	(27,070,739)
12/31/2018	138,306,770	—	4,204,649	(114,678,340)	27,833,079	138,306,770	—	4,204,653	(114,678,340)	27,833,083
Clarion Global Real Estate
Class ADV
12/31/2019	70,100	—	32,152	(323,215)	(220,963)	860,644	—	394,514	(3,916,605)	(2,661,447)
12/31/2018	101,408	—	84,794	(485,242)	(299,040)	1,169,305	—	965,808	(5,537,167)	(3,402,054)
Class I
12/31/2019	526,561	—	263,954	(1,189,789)	(399,274)	6,485,549	—	3,315,314	(14,748,857)	(4,947,995)
12/31/2018	844,331	—	776,752	(6,816,857)	(5,195,774)	10,117,636	—	9,056,924	(79,343,586)	(60,169,026)
Class S
12/31/2019	202,999	—	203,825	(1,384,294)	(977,470)	2,531,379	—	2,549,899	(17,208,225)	(12,126,947)
12/31/2018	261,239	—	460,493	(1,455,833)	(734,101)	3,150,172	—	5,350,931	(16,992,074)	(8,490,971)
Class S2
12/31/2019	284	—	1,826	(11,562)	(9,452)	3,681	—	23,042	(146,401)	(119,677)
12/31/2018	758	—	4,086	(10,201)	(5,357)	9,036	—	47,888	(118,662)	(61,738)
Invesco Growth and Income
Class ADV
12/31/2019	32,842	—	115,836	(136,407)	12,271	752,319	—	2,498,575	(3,095,163)	155,732
12/31/2018	144,067	—	102,972	(245,999)	1,040	3,550,737	—	2,545,460	(5,986,189)	110,008
Class I
12/31/2019	53,646	—	195,201	(260,360)	(11,513)	1,206,116	—	4,251,471	(5,977,085)	(519,498)
12/31/2018	124,873	—	166,780	(186,808)	104,845	3,326,506	—	4,159,490	(4,935,536)	2,550,460
Class S
12/31/2019	161,662	—	2,353,167	(2,948,227)	(433,398)	3,651,615	—	51,840,265	(67,944,103)	(12,452,224)
12/31/2018	267,475	—	2,138,765	(2,902,185)	(495,945)	7,037,487	—	53,854,097	(77,272,478)	(16,380,894)
Class S2
12/31/2019	21,817	—	180,581	(223,561)	(21,163)	491,902	—	3,938,465	(5,019,833)	(589,466)
12/31/2018	25,054	—	157,118	(160,399)	21,773	640,386	—	3,923,246	(4,127,737)	435,895
JPMorgan Emerging Markets Equity
Class ADV
12/31/2019	281,136	—	138,039	(441,406)	(22,231)	5,470,948	—	2,713,856	(8,522,028)	(337,224)
12/31/2018	347,242	—	9,011	(727,322)	(371,069)	6,813,378	—	173,376	(13,696,008)	(6,709,254)
Class I
12/31/2019	467,321	—	196,864	(545,797)	118,388	9,650,512	—	4,082,963	(11,218,091)	2,515,384
12/31/2018	659,944	—	30,950	(1,062,946)	(372,052)	13,482,036	—	623,640	(21,475,810)	(7,370,134)
Class S
12/31/2019	723,015	—	975,561	(2,981,926)	(1,283,350)	14,525,557	—	20,116,064	(60,692,033)	(26,050,412)
12/31/2018	1,073,675	—	111,895	(4,376,095)	(3,190,525)	22,142,279	—	2,244,617	(88,213,515)	(63,826,619)
Class S2
12/31/2019	27,135	—	32,208	(133,304)	(73,961)	549,118	—	656,400	(2,697,607)	(1,492,089)
12/31/2018	32,262	—	2,652	(141,406)	(106,492)	649,196	—	52,676	(2,743,467)	(2,041,595)
Morgan Stanley Global Franchise
Class ADV
12/31/2019	884,610	—	733,488	(339,344)	1,278,754	13,740,896	—	11,237,040	(5,296,512)	19,681,424
12/31/2018	396,736	—	870,423	(609,572)	657,587	6,164,455	—	13,099,859	(9,863,794)	9,400,520
Class R6
12/31/2019	36,839	—	4,577	(10,413)	31,003	624,916	—	75,422	(172,697)	527,641
12/31/2018	4,443	—	648	(1,920)	3,171	76,150	—	10,394	(35,281)	51,263
Class S
12/31/2019	248,447	—	1,762,890	(2,887,863)	(876,526)	4,196,048	—	29,140,576	(48,204,362)	(14,867,738)
12/31/2018	345,570	—	2,581,095	(2,405,916)	520,749	5,908,738	—	41,529,824	(41,096,073)	6,342,489
Class S2
12/31/2019	14,454	—	259,109	(394,495)	(120,932)	240,198	—	4,241,616	(6,553,185)	(2,071,371)
12/31/2018	29,074	—	381,372	(372,812)	37,634	485,209	—	6,082,883	(6,305,022)	263,070

49

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

					Net
					increase		Proceeds
		Shares	Reinvestment		(decrease)		from shares	Reinvestment		Net
	Shares	issued in	of	Shares	in shares	Shares	issued in	of	Shares	increase
Year or	sold	merger	distributions	redeemed	outstanding	sold	merger	distributions	redeemed	(decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Capital Appreciation
Class ADV
12/31/2019	5,575,422	—	2,946,529	(1,260,108)	7,261,843	150,351,658	—	79,837,274	(33,969,913)	196,219,019
12/31/2018	3,115,179	—	3,760,244	(1,735,675)	5,139,748	81,802,098	—	95,178,479	(44,879,687)	132,100,890
Class I
12/31/2019	9,759,628	—	3,684,129	(5,896,777)	7,546,980	277,225,757	—	105,346,487	(167,049,242)	215,523,002
12/31/2018	6,659,889	—	4,706,697	(6,046,493)	5,320,093	184,182,763	—	124,567,106	(166,070,288)	142,679,581
Class R6
12/31/2019	2,439,618	—	366,413	(356,708)	2,449,323	68,813,224	—	10,487,555	(10,246,153)	69,054,625
12/31/2018	1,577,953	—	301,696	(310,408)	1,569,241	43,403,614	—	7,964,813	(8,501,758)	42,866,669
Class S
12/31/2019	4,635,615	—	9,290,071	(16,631,924)	(2,706,238)	130,238,436	—	265,075,287	(469,100,432)	(73,786,709)
12/31/2018	2,355,404	—	13,722,558	(18,360,494)	(2,282,532)	64,615,518	—	363,602,203	(504,979,291)	(76,761,570)
Class S2
12/31/2019	155,586	—	167,850	(558,499)	(235,063)	4,329,709	—	4,744,849	(15,663,257)	(6,588,698)
12/31/2018	172,954	—	258,341	(415,693)	15,602	4,727,628	—	6,795,562	(11,262,196)	260,994
T. Rowe Price Equity Income
Class ADV
12/31/2019	353,400	—	1,377,723	(617,449)	1,113,674	4,050,765	—	14,085,259	(7,032,973)	11,103,050
12/31/2018	250,918	—	707,295	(632,721)	325,492	3,259,664	—	8,544,546	(8,482,699)	3,321,511
Class I
12/31/2019	568,006	—	2,106,466	(2,233,897)	440,575	6,692,225	—	22,140,633	(26,950,544)	1,882,314
12/31/2018	537,040	—	1,333,165	(1,166,853)	703,352	7,391,108	—	16,430,325	(16,046,569)	7,774,864
Class S
12/31/2019	1,718,437	—	15,400,962	(50,726,943)	(33,607,544)	19,394,246	—	162,548,177	(526,249,689)	(344,307,265)
12/31/2018	823,928	—	8,908,634	(7,994,575)	1,737,987	11,277,412	—	110,181,926	(109,083,800)	12,375,538
Class S2
12/31/2019	392,404	—	2,805,920	(2,743,533)	454,791	4,559,810	—	28,955,674	(29,132,389)	4,383,095
12/31/2018	122,058	—	1,520,959	(999,152)	643,865	1,559,057	—	18,499,686	(13,277,552)	6,781,191
T. Rowe Price International Stock
Class ADV
12/31/2019	140,915	—	90,834	(146,404)	85,345	2,134,977	—	1,356,151	(2,216,933)	1,274,195
12/31/2018	225,885	—	18,711	(194,894)	49,702	3,502,776	—	293,947	(3,028,069)	768,654
Class I
12/31/2019	155,424	—	182,071	(415,646)	(78,151)	2,322,996	—	2,725,607	(6,317,799)	(1,269,196)
12/31/2018	87,450	—	50,883	(294,169)	(155,836)	1,336,303	—	800,891	(4,648,852)	(2,511,658)
Class S
12/31/2019	312,719	—	653,879	(1,749,366)	(782,768)	4,761,972	—	9,755,870	(26,439,672)	(11,921,830)
12/31/2018	636,418	—	179,669	(1,582,543)	(766,456)	9,963,602	—	2,820,796	(24,377,197)	(11,592,799)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities

50

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2019:

Clarion Global Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
RBC Capital Markets, LLC	$608,472	$(608,472)	$—
Total	$608,472	$(608,472)	$—

(1)	Collateral with a fair value of $632,792 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$3,219,502	$(3,219,502)	$—
Total	$3,219,502	$(3,219,502)	$—

(1)	Collateral with a fair value of $3,296,644 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Emerging Markets Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co. LLC	$1,275,539	$(1,275,539)	$—
Total	$1,275,539	$(1,275,539)	$—

(1)	Collateral with a fair value of $1,342,970 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.
T. Rowe Price Capital Appreciation

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$3,032,503	$(3,032,503)	$—
BMO Capital Markets Corp	1,946,690	(1,946,690)	—
BNP Paribas	2,230,478	(2,230,478)	—
BofA Securities Inc	52,312,296	(52,312,296)	—
Citadel Clearing LLC	20,270,875	(20,270,875)	—
Citadel Securities LLC	137,779	(137,779)	—
Citigroup Global Markets Inc	55,604,866	(55,604,866)	—
Cowen Execution Services LLC	514,045	(514,045)	—
Credit Suisse AG	13,770,990	(13,770,990)	—
Deutsche Bank Securities Inc	8,390,448	(8,390,448)	—
Goldman Sachs & Co. LLC	5,395,988	(5,395,988)	—
J.P. Morgan Securities LLC	29,383,643	(29,383,643)	—
Jefferies LLC	1,976,156	(1,976,156)	—
Morgan Stanley & Co. LLC	505,409	(505,409)	—
National Bank of Canada Financial Inc	1,203,879	(1,203,879)	—
Nomura Securities International, Inc	2,244,626	(2,244,626)	—
RBC Capital Markets, LLC	4,275,949	(4,275,949)	—
RBC Dominion Securities Inc	160,382	(160,382)	—
Scotia Capital (USA) Inc	14,105,248	(14,105,248)	—
State Street Bank and Trust Company	13,289,041	(13,289,041)	—
TD Prime Services LLC	2,378,426	(2,378,426)	—
TD Securities (USA) Inc	2,900,394	(2,900,394)	—
UBS AG	1,036,143	(1,036,143)	—
Wells Fargo Bank NA	3,929,354	(3,929,354)	—
Wells Fargo Securities LLC	5,890,761	(5,890,761)	—
Total	$246,886,369	$(246,886,369)	$—

(1)	Collateral with a fair value of $252,644,249 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Equity Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$454,555	$(454,555)	$—
BMO Capital Markets Corp	242,997	(242,997)	—
BofA Securities Inc	134,554	(134,554)	—
Goldman Sachs & Co. LLC	2,263,568	(2,263,568)	—
Morgan Stanley & Co. LLC	631,362	(631,362)	—
National Financial Services LLC	83,524	(83,524)	—
Scotia Capital (USA) Inc	7,385,575	(7,385,575)	—
Wells Fargo Bank NA	1,651,610	(1,651,610)	—
Wells Fargo Securities LLC	424	(424)	—
Total	$12,848,169	$(12,848,169)	$—

(1)	Collateral with a fair value of $13,136,628 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

51

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

T. Rowe Price International Stock

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$941,275	$(941,275)	$—
HSBC Bank Plc	324,893	(324,893)	—
JP Morgan Securities, Plc	305,989	(305,989)	—
Nomura Securities International, Inc	656,569	(656,569)	—
Total	$2,228,726	$(2,228,726)	$—

(1)	Collateral with a fair value of $2,344,711 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. There were no unfunded loan commitments at December 31, 2019.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2019:

	Paid-in Capital	Distributable Earnings
Clarion Global Real Estate	$16,235	$(16,235)
T. Rowe Price Capital Appreciation	(824)	824

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Government Liquid Assets	$12,787,150	$—	$9,875,318	$—
Clarion Global Real Estate	6,282,769	—	15,421,551	—
Invesco Growth and Income	10,636,889	51,891,887	7,121,509	57,360,784
JPMorgan Emerging Markets Equity	1,435,190	26,134,093	3,094,309	—
Morgan Stanley Global Franchise	3,001,531	41,693,123	4,848,074	55,874,886
T. Rowe Price Capital Appreciation	104,681,934	360,809,518	255,040,429	343,067,734
T. Rowe Price Equity Income	22,961,755	204,767,988	21,746,801	131,909,682
T. Rowe Price International Stock	2,426,161	11,411,467	3,915,634	—

The tax-basis components of distributable earnings as of December 31, 2019 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Government Liquid Assets	$13,516	$—	$—
Clarion Global Real Estate	12,255,192	14,559,953	35,132,775
Invesco Growth and Income	7,564,552	30,987,138	74,375,324
JPMorgan Emerging Markets Equity	1,707,646	31,734,342	171,696,185
Morgan Stanley Global Franchise	3,587,077	30,532,623	112,560,884
T. Rowe Price Capital Appreciation	117,314,807	469,741,721	1,131,610,742
T. Rowe Price Equity Income	10,790,686	1,198,631	78,275,896
T. Rowe Price International Stock	5,237,501	4,237,539	37,830,299

52

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

At December 31, 2019, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.

NOTE 14 — LITIGATION

On September 24, 2012, certain Voya mutual funds, including T. Rowe Price Equity Income (the “Subject Fund”), were officially served and included as shareholder defendants in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (the “FitzSimons Action”). The FitzSimons Action arises from the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

In the FitzSimons Action, the plaintiff (a litigation trustee appointed by the Bankruptcy Court, the “Trustee”) alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of Tribune through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the Trustee must prove that Tribune — not the Subject Fund — acted with actual fraudulent intent when Tribune redeemed its shares. With regard to the Subject Fund, the Trustee need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering its shares is not a defense to the Trustee’s actual fraud claim.

In addition to the FitzSimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the FitzSimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases (former creditors of Tribune) allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases to be transferred to the Southern District of New York (the “District Court”).

On September 23, 2013, the District Court dismissed the claims against the shareholder defendants, holding that the plaintiffs lacked standing to pursue the claims so long as the Trustee in the FitzSimons Action maintained the actual fraudulent transfer claims in the FitzSimons case against the same shareholders.

On December 20, 2013, the plaintiffs appealed the decision to the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. The Second Circuit held that Section 546(e) of the Bankruptcy Code barred the state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of Section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit; the motion was subsequently denied. The plaintiffs filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016. The shareholder defendants filed their opposition on October 24, 2016, to which the plaintiffs filed a reply on November 4, 2016.

On February 27, 2018, the Supreme Court issued its decision in Merit Management Group v. FTI Consulting (“Merit Management”), a case that, like Tribune, deals with the appropriate scope of section 546(e) of the Bankruptcy Code. On April 3, 2018, the Supreme Court issued a “statement” from two justices announcing that consideration of plaintiffs’ certiorari petition would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s March 2016 decision should be vacated in light of Merit Management. On April 10, 2018, the plaintiffs asked the Second Circuit to vacate its prior decision and remand to the District Court for

53

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 14 — LITIGATION (continued)

further proceedings. The shareholder defendants filed an opposition on April 20, 2018. On May 15, 2018, the Second Circuit entered an order recalling the mandate “in anticipation of further panel review.” The order does not provide any specific timing for, or guidance on, next steps, but it is possible that the Second Circuit may request additional proceedings on the merits. The Second Circuit has not yet issued further instructions.

Procedural History of the FitzSimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the FitzSimons Action was transferred to the District Court for pre-trial purposes. On November 20, 2013, the District Court entered an order stating that the FitzSimons Action would remain with the District Court. On January 6, 2017, the District Court dismissed the actual fraudulent transfer claims against the shareholder defendants without leave to replead. Because the January 6, 2017 decision did not fully dispose of all claims asserted in the complaint, the Trustee could not automatically appeal the decision. On February 1, 2017, the Trustee sought leave to file a motion for certification of the Motion to Dismiss. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the Motion to Dismiss until certain other pending motions to dismiss (not involving the shareholder defendants) were resolved.

On July 18, 2017, the Trustee sought permission from the District Court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim based on the anticipated ruling in Merit Management. On August 24, 2017, the District Court denied the request without prejudice, but noted that affirmance of Merit Management would give the Trustee a strong argument that he should be allowed to amend his complaint. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim in light of the Merit Management decision. On March 13, 2018, counsel for a number of shareholder defendants (including counsel for the Subject Fund) filed an opposition.

On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it would be preferable to hold off until the Second Circuit issued a further ruling in the State Law Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to seek to achieve a global resolution of the case. On July 9, 2018, the parties submitted a joint letter that voiced general support for a broad based mediation effort.

On November 30, 2018, Judge Sullivan granted motions to dismiss brought by certain Tribune directors and officers. This decision did not directly impact the shareholder defendants, and because it did not resolve all of the pending motions to dismiss, it did not facilitate an appeal of the dismissal of claims against the shareholder defendants (which had been dismissed almost two years prior). On December 1, 2018, the FitzSimons Action (along with all other Tribune cases still pending in the District Court) were reassigned from Judge Sullivan to Judge Denise Cote. On December 17, 2018, the Trustee filed a motion for reconsideration of Judge Sullivan’s November 30, 2018 decision. On February 12, 2019, Judge Cote denied the Trustee’s motion for reconsideration in its entirety.

On March 27, 2019, Judge Cote lifted the stay previously imposed by Judge Sullivan and allowed the Trustee to move to amend the complaint to assert a constructive fraudulent transfer claim. The Trustee filed his motion on April 4, 2019. The shareholder defendants’ opposition was filed on April 12, 2019. On April 23, 2019, Judge Cote denied the Trustee’s motion. Significantly, Judge Cote held that Tribune qualifies as a “financial institution” under section 546(e) of the Bankruptcy Code.

In mid-July 2019, the Trustee filed a notice of appeal from, among other things, the District Court’s order dismissing the intentional fraudulent transfer claims against the shareholder defendants as well as the order denying the Trustee’s request to amend the complaint to include constructive fraudulent transfer claims against the shareholder defendants. The Trustee’s opening brief is due in January 2020. The Second Circuit has directed that this appeal be heard in tandem with the appeal of the separate suit pursued by the Trustee against financial advisors Citigroup and Merrill Lynch, which has been fully briefed to the Second Circuit and is awaiting oral argument.

Potential Exposure

For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the FitzSimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision to dismiss these cases is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $18,125,400), plus any pre-judgement interest granted by the court. The Subject Fund believes the claims raised in these actions are without merit and intends to vigorously defend against them.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities

54

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, with the exception of T. Rowe Price Capital Appreciation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts. As a result of the adoption of ASU 2017-08 effective as of January 1, 2019, the amortized cost basis of investments for T. Rowe Price Capital Appreciation was reduced by $2,116,129 and unrealized appreciation of investments was increased by $2,116,129.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.

NOTE 16 — AUDITOR CHANGE (UNAUDITED)

On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2019, the following Portfolio paid dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Government Liquid Assets
Class I	NII	$0.0011	February 3, 2020	Daily
Class S	NII	$0.0009	February 3, 2020	Daily
Class S2	NII	$0.0008	February 3, 2020	Daily
All Classes	STCG	$0.0001	February 3, 2020	January 30, 2020

NII—Net investment income

STCG—Short-term capital gain

Management Fee Waiver: The Board approved an increase to the management fee waiver for Clarion Global Real Estate. Effective January 1, 2020, the Investment Adviser is contractually obligated to waive 0.033% of the management fee for the Portfolio. This waiver is not eligible for recoupment.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

55

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY DEBT: 34.6%
2,100,000		Federal Farm Credit Banks Funding Corp., 1.764%, (US0001M + 0.000%), 06/19/2020	$2,100,011	0.3
1,900,000		Federal Farm Credit Banks Funding Corp., 1.772%, (US0003M + (0.130)%), 02/03/2020	1,900,000	0.3
18,500,000		Federal Farm Credit Banks, 1.755%, (US0001M + (0.030)%), 04/22/2020	18,498,417	2.5
26,750,000		Federal Farm Credit Banks, 1.791%, (US0001M + 0.010%), 07/02/2020	26,750,000	3.7
7,750,000		Federal Farm Credit Banks, 1.835%, (US0001M + 0.050%), 02/21/2020	7,750,831	1.1
2,415,000		Federal Home Loan Bank Discount Notes, 0.330%, 04/24/2020	2,402,955	0.3
7,000,000		Federal Home Loan Bank Discount Notes, 0.970%, 02/28/2020	6,982,147	1.0
20,310,000		Federal Home Loan Bank Discount Notes, 2.810%, 01/03/2020	20,308,533	2.8
105,700,000		Federal Home Loan Bank Discount Notes, 14.600%, 01/07/2020	105,674,808	14.5
5,250,000		Federal Home Loan Banks, 1.605%, (SOFRRATE + 0.065%), 03/26/2020	5,250,000	0.7
26,000,000		Federal Home Loan Banks, 1.670%, (SOFRRATE + 0.130%), 10/16/2020	26,000,000	3.6
24,250,000		Federal Home Loan Banks, 1.782%, (US0001M + (0.010)%), 03/25/2020	24,250,000	3.3
3,500,000		Federal Home Loan Banks, 1.852%, (US0003M + (0.150)%), 01/17/2020	3,499,958	0.5

		Total U.S. Government Agency Debt (Cost $251,367,660)	251,367,660	34.6

U.S. TREASURY DEBT: 14.3%
104,500,000	(1)	United States Treasury Bill, 1.580%, 06/18/2020	103,741,027	14.3
		Total U.S. Treasury Debt (Cost $103,741,027)	103,741,027	14.3

U.S. TREASURY REPURCHASE AGREEMENT: 43.2%
		Repurchase Agreement: 43.2%
101,000,000		Deutsche Bank Repurchase Agreement dated 12/31/2019, 1.50%, due 1/2/2020, $101,008,417 to be received upon repurchase (Collateralized by $150,941,745, TINT, 0.00%, Market Value plus accrued interest $104,030,000 due 2/15/2028–3/15/2037), 1.500%	101,000,000	13.9

U.S. TREASURY REPURCHASE AGREEMENT: (continued)
		Repurchase Agreement: (continued)
101,000,000		Deutsche Bank Repurchase Agreement dated 12/31/2019, 1.50%, due 1/2/2020, $101,008,697 to be received upon repurchase (Collateralized by $74,642,100, Bond, 4.500%, Market Value plus accrued interest $103,020,131 due 8/15/2039), 1.550%	$101,000,000	13.9
111,754,000		Deutsche Bank Repurchase Agreement dated 12/31/2019, 1.55%, due 1/2/2020, $111,763,623 to be received upon repurchase (Collateralized by $135,443,927, multiple securities, 0.00%, Market Value plus accrued interest $115,106,620 due 2/15/2028-2/15/2031), 1.550%	111,754,000	15.4

		Total U.S. Treasury Repurchase Agreement (Cost $313,754,000)	313,754,000	43.2

Shares			Value	Percentage of Net Assets

INVESTMENT COMPANIES: 7.6%
33,000,000	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%, 01/02/20	33,000,000	4.5
22,500,000	(2)	Goldman Sachs Financial Square Government Fund — Institutional Shares, 1.550%, 01/02/20	22,500,000	3.1

		Total Investment Companies (Cost $55,500,000)	55,500,000	7.6

		Total Investments in Securities (Cost $724,362,687)	$724,362,687	99.7
		Assets in Excess of Other Liabilities	2,232,513	0.3
		Net Assets	$726,595,200	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2019.
(2)	Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:

SOFRRATE	Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR

At December 31, 2019, the aggregate cost of securities for federal income tax purposes is the same as for financial reporting purposes.

See Accompanying Notes to Financial Statements

56

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Investment Companies	$55,500,000	$—	$—	$55,500,000
U.S. Government Agency Debt	—	251,367,660	—	251,367,660
U.S. Treasury Debt	—	103,741,027	—	103,741,027
U.S. Treasury Repurchase Agreement	—	313,754,000	—	313,754,000
Total Investments, at fair value	$55,500,000	$668,862,687	$—	$724,362,687

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2019:

Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$313,754,000	$(313,754,000)	$—
Totals	$313,754,000	$(313,754,000)	$—

(1)	Collateral with a fair value of $322,156,751 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

57

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Australia: 3.5%
183,870		Goodman Group	$1,727,860	0.8
1,899,616		Mirvac Group	4,251,904	1.8
418,405		Other Securities	2,106,662	0.9
			8,086,426	3.5

		Belgium: 0.8%
27,813		Other Securities	1,827,040	0.8

		Canada: 2.0%
91,315		Canadian Apartment Properties REIT	3,727,702	1.6
93,200		Other Securities	997,636	0.4
			4,725,338	2.0

		Finland: 0.4%
49,666		Other Securities	902,512	0.4

		France: 2.7%
16,613		ICADE	1,808,949	0.8
23,285		Unibail-Rodamco-Westfield	3,673,623	1.6
20,737		Other Securities	788,921	0.3
			6,271,493	2.7

		Germany: 4.2%
60,486		Vonovia SE	3,248,679	1.4
252,278		Other Securities	6,616,877	2.8
			9,865,556	4.2

		Hong Kong: 6.3%
703,842		Link REIT	7,456,487	3.2
1,974,000		Sino Land Co.	2,865,278	1.2
1,894,500		Other Securities	4,452,581	1.9
			14,774,346	6.3

		Ireland: 0.4%
556,353		Other Securities	891,163	0.4

		Japan: 11.9%
53,300		Aeon Mall Co., Ltd.	945,410	0.4
1,048		AEON REIT Investment Corp.	1,434,985	0.6
3,817		GLP J-Reit	4,738,975	2.0
1,277		LaSalle Logiport REIT	1,898,229	0.8
265,700		Mitsubishi Estate Co., Ltd.	5,084,137	2.2
87,729		Mitsui Fudosan Co., Ltd.	2,144,091	0.9
2,174		Orix JREIT, Inc.	4,712,239	2.0
117,800		Tokyo Tatemono Co., Ltd.	1,838,717	0.8
60,746		Other Securities	5,107,611	2.2
			27,904,394	11.9

		Luxembourg: 0.6%
62,606		Other Securities	1,502,616	0.6

		Norway: 0.8%
111,708	(1)	Entra ASA	1,846,739	0.8

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Singapore: 2.5%
1,406,400		CapitaLand Ltd.	$3,924,584	1.7
1,515,099		Mapletree Logistics Trust	1,959,796	0.8
			5,884,380	2.5

		Spain: 0.4%
71,094		Other Securities	1,021,864	0.4

		Sweden: 2.7%
119,581		Castellum AB	2,808,759	1.2
133,467		Fabege AB	2,217,043	0.9
102,578		Other Securities	1,413,892	0.6
			6,439,694	2.7

		United Kingdom: 6.0%
36,607		Derwent London PLC	1,944,447	0.8
304,792		Segro PLC	3,629,326	1.6
601,898	(1)	Tritax EuroBox PLC	755,018	0.3
169,797		Unite Group PLC	2,833,924	1.2
435,644		Other Securities	4,871,832	2.1
			14,034,547	6.0

		United States: 54.0%
30,060		Alexandria Real Estate Equities, Inc.	4,857,095	2.1
62,935		American Campus Communities, Inc.	2,959,833	1.3
113,339		Brandywine Realty Trust	1,785,089	0.8
181,709		Brixmor Property Group, Inc.	3,926,731	1.7
36,047		Camden Property Trust	3,824,587	1.6
76,684		Cousins Properties, Inc.	3,159,381	1.3
28,934		Crown Castle International Corp.	4,112,968	1.8
92,907		CubeSmart	2,924,712	1.2
60,068		CyrusOne, Inc.	3,930,249	1.7
73,631		Duke Realty Corp.	2,552,787	1.1
3,994		Equinix, Inc.	2,331,298	1.0
95,912		Equity Residential	7,761,199	3.3
15,318		Essex Property Trust, Inc.	4,608,573	2.0
112,020		Healthcare Trust of America, Inc.	3,391,966	1.4
129,783		Healthpeak Properties, Inc.	4,473,620	1.9
199,980		Host Hotels & Resorts, Inc.	3,709,629	1.6
83,820		Hudson Pacific Properties, Inc.	3,155,823	1.3
213,114		Invitation Homes, Inc.	6,387,027	2.7
102,984		Medical Properties Trust, Inc.	2,173,992	0.9
90,298		MGM Growth Properties LLC	2,796,529	1.2
81,202		Piedmont Office Realty Trust, Inc.	1,805,932	0.8
133,295		ProLogis, Inc.	11,881,916	5.1
137,929		Retail Properties of America, Inc.	1,848,249	0.8
49,331		Simon Property Group, Inc.	7,348,346	3.1
116,627		STORE Capital Corp.	4,343,189	1.8

See Accompanying Notes to Financial Statements

58

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
623,100		VEREIT, Inc.	$5,757,444	2.5
167,270		VICI Properties, Inc.	4,273,749	1.8
62,306		Welltower, Inc.	5,095,385	2.2
399,583	(2)	Other Securities	9,370,453	4.0
			126,547,751	54.0

		Total Common Stock (Cost $184,978,901)	232,525,859	99.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.3%
		Repurchase Agreements: 0.3%
632,792	(3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $632,846, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $645,448, due 06/30/21–12/01/49) (Cost $632,792)	632,792	0.3

		Total Short-Term Investments (Cost $632,792)	632,792	0.3
		Total Investments in Securities (Cost $185,611,693)	$233,158,651	99.5
		Assets in Excess of Other Liabilities	1,215,681	0.5
		Net Assets	$234,374,332	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	The grouping contains securities on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

REIT Diversification	Percentage of Net Assets
Residential REITs	14.1%
Industrial REITs	13.2
Retail REITs	12.9
Office REITs	12.5
Specialized REITs	9.2
Real Estate Operating Companies	9.1
Diversified REITs	8.7
Diversified Real Estate Activities	7.8
Health Care REITs	6.4
Hotel & Resort REITs	3.4
Real Estate Development	1.2
Health Care Facilities	0.4
Hotels, Resorts & Cruise Lines	0.3
Assets in Excess of Other Liabilities*	0.8
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$930,848	$7,155,578	$—	$8,086,426
Belgium	857,723	969,317	—	1,827,040
Canada	4,725,338	—	—	4,725,338
Finland	902,512	—	—	902,512
France	3,673,623	2,597,870	—	6,271,493
Germany	4,290,162	5,575,394	—	9,865,556
Hong Kong	—	14,774,346	—	14,774,346
Ireland	891,163	—	—	891,163
Japan	5,767,055	22,137,339	—	27,904,394
Luxembourg	—	1,502,616	—	1,502,616

See Accompanying Notes to Financial Statements

59

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Common Stock (continued)
Norway	$—	$1,846,739	$—	$1,846,739
Singapore	—	5,884,380	—	5,884,380
Spain	—	1,021,864	—	1,021,864
Sweden	4,222,651	2,217,043	—	6,439,694
United Kingdom	7,132,884	6,901,663	—	14,034,547
United States	126,547,751	—	—	126,547,751
Total Common Stock	159,941,710	72,584,149	—	232,525,859
Short-Term Investments	—	632,792	—	632,792
Total Investments, at fair value	$159,941,710	$73,216,941	$—	$233,158,651
Other Financial Instruments+
Forward Foreign Currency Contracts	—	65	—	65
Total Assets	$159,941,710	$73,217,006	$—	$233,158,716

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$65
Total Asset Derivatives		$65

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(31,124)
Total	$(31,124)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$12,954
Total	$12,954

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $198,027,407.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$41,003,581
Gross Unrealized Depreciation	(5,870,806)
Net Unrealized Appreciation	$35,132,775

See Accompanying Notes to Financial Statements

60

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.6%
		Communication Services: 4.0%
13,886	(1)	Charter Communications, Inc.	$6,735,821	1.5
117,538		Comcast Corp. — Class A	5,285,684	1.2
2,829,045		Vodafone Group PLC	5,492,272	1.3
			17,513,777	4.0

		Consumer Discretionary: 8.6%
216,734	(1)	Capri Holdings Ltd.	8,268,402	1.9
175,922		Carnival Corp.	8,942,115	2.0
154,147		eBay, Inc.	5,566,248	1.3
317,193		General Motors Co.	11,609,264	2.6
1,306,532		Other Securities	3,761,177	0.8
			38,147,206	8.6

		Consumer Staples: 7.8%
67,231		Kellogg Co.	4,649,696	1.0
153,226		Mondelez International, Inc.	8,439,688	1.9
165,055		Philip Morris International, Inc.	14,044,530	3.2
177,501	(1)	US Foods Holding Corp.	7,435,517	1.7
			34,569,431	7.8

		Energy: 10.6%
1,124,908		BP PLC	7,076,626	1.6
188,897		Canadian Natural Resources Ltd.	6,109,641	1.4
55,200		Chevron Corp.	6,652,152	1.5
244,570		Devon Energy Corp.	6,351,483	1.4
423,607		Marathon Oil Corp.	5,752,583	1.3
315,954		Royal Dutch Shell PLC — Class A	9,356,794	2.1
260,814		TechnipFMC PLC	5,591,852	1.3
			46,891,131	10.6

		Financials: 25.5%
248,608		American International Group, Inc.	12,761,049	2.9
430,454		Bank of America Corp.	15,160,590	3.4
171,244		Citigroup, Inc.	13,680,683	3.1
217,724		Citizens Financial Group, Inc.	8,841,772	2.0
38,963		Goldman Sachs Group, Inc.	8,958,763	2.0
53,688		JPMorgan Chase & Co.	7,484,107	1.7
229,603		Morgan Stanley	11,737,305	2.6
69,801		PNC Financial Services Group, Inc.	11,142,334	2.5
141,208		Truist Financial Corp.	7,952,834	1.8
95,074		Wells Fargo & Co.	5,114,981	1.1
32,544		Willis Towers Watson PLC	6,571,935	1.5
155,213		Other Securities	3,846,178	0.9
			113,252,531	25.5

		Health Care: 16.4%
19,201		Anthem, Inc.	5,799,278	1.3
136,415		Bristol-Myers Squibb Co.	8,756,479	2.0
94,574		CVS Health Corp.	7,025,902	1.6
110,062		Johnson & Johnson	16,054,744	3.6
43,587		McKesson Corp.	6,028,954	1.3
53,243		Medtronic PLC	6,040,418	1.4
65,304		Sanofi	6,558,344	1.5
39,589		Zimmer Biomet Holdings, Inc.	5,925,682	1.3
301,661	(2)	Other Securities	10,613,404	2.4
			72,803,205	16.4

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: 6.6%
93,495		CSX Corp.	$6,765,298	1.5
54,452		General Dynamics Corp.	9,602,610	2.2
51,218		Ingersoll-Rand PLC — Class A	6,807,897	1.5
148,742		Johnson Controls International plc	6,055,287	1.4
			29,231,092	6.6

		Information Technology: 10.9%
25,246		Apple, Inc.	7,413,488	1.7
99,086		Cisco Systems, Inc.	4,752,164	1.1
121,813		Cognizant Technology Solutions Corp.	7,554,842	1.7
140,560		Intel Corp.	8,412,516	1.9
37,137		NXP Semiconductor NV — NXPI — US	4,726,055	1.1
159,015		Oracle Corp.	8,424,615	1.9
78,138		Qualcomm, Inc.	6,894,116	1.5
			48,177,796	10.9

		Materials: 4.1%
239,699		Corteva, Inc.	7,085,503	1.6
76,962		Dow, Inc.	4,212,130	0.9
125,436	(3)	Other Securities	6,934,650	1.6
			18,232,283	4.1

		Utilities: 2.1%
174,389		Other Securities	9,389,387	2.1

		Total Common Stock (Cost $352,519,931)	428,207,839	96.6

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.2%
		Repurchase Agreements: 0.7%
1,000,000	(4)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.500%–6.500%, Market Value plus accrued interest $1,020,089, due 09/01/24–11/01/49)	1,000,000	0.2
296,644	(4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $296,670, collateralized by various U.S. Government Securities, 0.000%–8.500%, Market Value plus accrued interest $302,604, due 01/15/20–11/15/48)	296,644	0.1

See Accompanying Notes to Financial Statements

61

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
1,000,000	(4)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $1,020,000, due 02/13/20–09/20/69)	$1,000,000	0.2
1,000,000	(4)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.030%, Market Value plus accrued interest $1,020,000, due 01/14/20–12/20/49)	1,000,000	0.2

		Total Repurchase Agreements (Cost $3,296,644)	3,296,644	0.7

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 3.5%
15,458,088	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $15,458,088)	$15,458,088	3.5
		Total Short-Term Investments
		(Cost $18,754,732)	18,754,732	4.2
		Total Investments in Securities (Cost $371,274,663)	$446,962,571	100.8
		Liabilities in Excess of Other Assets	(3,570,905)	(0.8)
		Net Assets	$443,391,666	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	The grouping contains non-income producing securities.
(3)	The grouping contains securities on loan.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$12,021,505	$5,492,272	$—	$17,513,777
Consumer Discretionary	34,386,029	3,761,177	—	38,147,206
Consumer Staples	34,569,431	—	—	34,569,431
Energy	30,457,711	16,433,420	—	46,891,131
Financials	113,252,531	—	—	113,252,531
Health Care	59,664,529	13,138,676	—	72,803,205
Industrials	29,231,092	—	—	29,231,092
Information Technology	48,177,796	—	—	48,177,796
Materials	18,232,283	—	—	18,232,283
Utilities	9,389,387	—	—	9,389,387
Total Common Stock	389,382,294	38,825,545	—	428,207,839
Short-Term Investments	15,458,088	3,296,644	—	18,754,732
Total Investments, at fair value	$404,840,382	$42,122,189	$—	$446,962,571
Other Financial Instruments+
Forward Foreign Currency Contracts	—	8,521	—	8,521
Total Assets	$404,840,382	$42,130,710	$—	$446,971,092
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(711,215)	$—	$(711,215)
Total Liabilities	$—	$(711,215)	$—	$(711,215)

See Accompanying Notes to Financial Statements

62

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2019, the following forward foreign currency contracts were outstanding for VY® Invesco Growth and Income Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 335,590	GBP 256,551	State Street Bank and Trust Co.	01/17/20	$(4,381)
USD 45,451	CHF 44,538	State Street Bank and Trust Co.	01/17/20	(617)
USD 155,162	CAD 204,009	State Street Bank and Trust Co.	01/17/20	(1,955)
USD 679,206	GBP 518,554	State Street Bank and Trust Co.	01/17/20	(7,959)
USD 79,363	EUR 71,019	State Street Bank and Trust Co.	01/17/20	(370)
USD 65,641	EUR 58,773	State Street Bank and Trust Co.	01/17/20	(344)
USD 130,100	CAD 171,424	State Street Bank and Trust Co.	01/17/20	(1,922)
USD 37,451	CHF 36,753	State Street Bank and Trust Co.	01/17/20	(564)
USD 70,482	EUR 63,182	State Street Bank and Trust Co.	01/17/20	(453)
CHF 42,375	USD 43,269	State Street Bank and Trust Co.	01/17/20	561
USD 262,500	EUR 235,094	State Street Bank and Trust Co.	01/17/20	(1,442)
EUR 99,426	USD 110,645	State Street Bank and Trust Co.	01/17/20	981
USD 679,102	GBP 515,633	State Street Bank and Trust Co.	01/17/20	(4,194)
USD 161,698	CAD 213,926	State Street Bank and Trust Co.	01/17/20	(3,056)
USD 74,722	EUR 67,100	State Street Bank and Trust Co.	01/17/20	(612)
USD 127,970	CAD 168,589	State Street Bank and Trust Co.	01/17/20	(1,869)
CAD 127,505	USD 96,631	State Street Bank and Trust Co.	01/17/20	1,566
GBP 311,824	USD 408,881	State Street Bank and Trust Co.	01/17/20	4,336
EUR 97,466	USD 108,349	State Street Bank and Trust Co.	01/17/20	1,077
USD 2,411,527	CHF 2,387,267	State Street Bank and Trust Co.	01/17/20	(57,719)
USD 3,955,524	CAD 5,257,476	State Street Bank and Trust Co.	01/17/20	(93,510)
USD 4,596,132	EUR 4,139,131	State Street Bank and Trust Co.	01/17/20	(50,915)
USD 10,218,183	GBP 7,889,246	State Street Bank and Trust Co.	01/17/20	(236,312)
CHF 56,645	USD 58,587	State Street Bank and Trust Co.	01/17/20	(234)
GBP 226,083	USD 299,485	State Street Bank and Trust Co.	01/17/20	(2,351)
USD 10,251,509	GBP 7,917,507	The Bank of New York Mellon	01/17/20	(240,436)
				$(702,694)

Currency Abbreviations
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— EU Euro
GBP	— British Pound
USD	— United States Dollar

See Accompanying Notes to Financial Statements

63

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$8,521
Total Asset Derivatives		$8,521
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$711,215
Total Liability Derivatives		$711,215

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended December 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$309,376
Total	$309,376

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(645,803)
Total	$(645,803)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$8,521	$—	$8,521
Total Assets	$8,521	$—	$8,521
Liabilities:
Forward foreign currency contracts	$470,779	$240,436	$711,215
Total Liabilities	$470,779	$240,436	$711,215
Net OTC derivative instruments by counterparty, at fair value	$(462,258)	$(240,436)	(702,694)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(462,258)	$(240,436)	$(702,694)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $372,137,549.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$89,123,566
Gross Unrealized Depreciation	(14,748,242)
Net Unrealized Appreciation	$74,375,324

See Accompanying Notes to Financial Statements

64

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.7%
		Argentina: 1.5%
13,888	(1)	MercadoLibre, Inc.	$7,943,103	1.5

		Australia: 0.2%
161,935		Other Securities	825,713	0.2

		Brazil: 5.1%
1,332,434		Ambev SA ADR	6,209,142	1.2
601,970		B3 SA — Brasil Bolsa Balcao	6,430,172	1.2
441,285		Lojas Renner SA	6,163,971	1.2
228,461	(2)	Other Securities	7,552,031	1.5
			26,355,316	5.1

		China: 29.1%
134,592	(1)	Alibaba Group Holding Ltd. ADR	28,546,963	5.6
2,631,300	(1),(3)	Budweiser Brewing Co. APAC Ltd.	8,880,971	1.7
366,876		Foshan Haitian Flavouring & Food Co. Ltd. — A Shares	5,672,285	1.1
149,816		Huazhu Group Ltd. ADR	6,003,127	1.2
34,600		Kweichow Moutai Co. Ltd. — A Shares	5,888,136	1.2
555,577	(1)	Meituan Dianping- Class B	7,259,255	1.4
702,200		Midea Group Co. Ltd. — A Shares	5,887,406	1.1
21,487		NetEase, Inc. ADR	6,588,774	1.3
57,105	(1)	New Oriental Education & Technology Group, Inc. ADR	6,923,981	1.4
2,796,475		Ping An Bank Co. Ltd. — A Shares	6,616,675	1.3
1,106,000		Ping An Insurance Group Co. of China Ltd. — H Shares	13,087,815	2.6
366,400		Shenzhou International Group Holdings Ltd.	5,354,964	1.0
420,000		Tencent Holdings Ltd.	20,233,986	4.0
528,000	(1),(3)	Wuxi Biologics Cayman, Inc. — H Shares	6,687,357	1.3
131,536		Yum China Holdings, Inc.	6,315,043	1.2
1,323,384		Other Securities	8,863,501	1.7
			148,810,239	29.1

		Egypt: 0.9%
901,337		Other Securities	4,596,819	0.9

		Hong Kong: 7.8%
2,226,600		AIA Group Ltd.	23,419,304	4.6
177,900		Hong Kong Exchanges and Clearing Ltd.	5,779,567	1.1
1,328,500		Techtronic Industries Co., Ltd.	10,842,814	2.1
			40,041,685	7.8

		Hungary: 1.1%
105,128		OTP Bank Nyrt	5,504,502	1.1

		India: 19.9%
335,570		HDFC Bank Ltd. ADR	21,265,071	4.1
32,053		HDFC Bank Ltd.	571,939	0.1

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		India: (continued)
962,710	(3)	HDFC Life Insurance Co., Ltd.	$8,447,273	1.6
215,530		Hindustan Unilever Ltd.	5,808,322	1.1
724,345		Housing Development Finance Corp.	24,491,882	4.8
303,548		IndusInd Bank Ltd.	6,422,735	1.3
1,678,098		ITC Ltd.	5,589,464	1.1
293,978		Kotak Mahindra Bank Ltd.	6,938,530	1.4
64,790		Maruti Suzuki India Ltd.	6,689,651	1.3
274,282		Tata Consultancy Services Ltd.	8,306,679	1.6
247,390		Other Securities	7,613,007	1.5
			102,144,553	19.9

		Indonesia: 2.5%
2,969,800		Bank Central Asia Tbk PT	7,142,388	1.4
18,697,200		Bank Rakyat Indonesia	5,918,149	1.1
			13,060,537	2.5

		Macau: 1.2%
1,111,600		Sands China Ltd.	5,939,357	1.2

		Mexico: 3.6%
1,283,124		Grupo Financiero Banorte	7,163,643	1.4
1,991,870		Wal-Mart de Mexico SAB de CV	5,718,297	1.1
718,335		Other Securities	5,592,162	1.1
			18,474,102	3.6

		Panama: 1.1%
51,730		Copa Holdings S.A. — Class A	5,590,978	1.1

		Peru: 0.9%
20,772		Other Securities	4,427,136	0.9

		Portugal: 1.3%
395,130		Jeronimo Martins SGPS SA	6,511,492	1.3

		Russia: 2.3%
2,826,059		Sberbank of Russia PJSC	11,607,025	2.3

		South Africa: 4.2%
375,937		Bid Corp. Ltd.	8,865,172	1.7
56,301	(4)	Capitec Bank Holdings Ltd.	5,813,322	1.2
825,987		Sanlam Ltd.	4,666,727	0.9
152,435		Other Securities	1,990,130	0.4
			21,335,351	4.2

		South Korea: 5.2%
12,390		NCSoft Corp.	5,781,238	1.1
431,546		Samsung Electronics Co., Ltd.	20,794,856	4.1
			26,576,094	5.2

		Spain: 0.2%
283,126		Other Securities	1,168,709	0.2

		Taiwan: 7.5%
34,000		Largan Precision Co. Ltd.	5,679,300	1.1

See Accompanying Notes to Financial Statements

65

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Taiwan: (continued)
455,000		President Chain Store Corp.	$4,620,376	0.9
307,031		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,838,501	3.5
953,223		Taiwan Semiconductor Manufacturing Co., Ltd.	10,550,110	2.0
			38,688,287	7.5

		Turkey: 1.1%
580,910		Other Securities	5,424,562	1.1

		United States: 2.0%
47,630	(1)	EPAM Systems, Inc.	10,105,181	2.0

		Total Common Stock (Cost $334,560,118)	505,130,741	98.7

PREFERRED STOCK: 1.2%
		Brazil: 1.2%
648,295		Itau Unibanco Holding S.A.	5,979,005	1.2

		Total Preferred Stock (Cost $3,759,645)	5,979,005	1.2

		Total Long-Term Investments (Cost $338,319,763)	511,109,746	99.9

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
		Repurchase Agreements: 0.3%
342,970	(5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $343,000, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $349,829, due 01/25/20–10/15/60)	342,970	0.1

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
1,000,000	(5)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $1,000,096, collateralized by various U.S. Government Securities, 0.125%–2.250%, Market Value plus accrued interest $1,020,000, due 04/15/20–03/31/21)	$1,000,000	0.2

		Total Repurchase Agreements (Cost $1,342,970)	1,342,970	0.3

Shares			Value	Percentage of Net Assets

		Mutual Funds: 0.8%
4,328,269	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $4,328,269)	4,328,269	0.8

		Total Short-Term Investments (Cost $5,671,239)	5,671,239	1.1

		Total Investments in Securities (Cost $343,991,002)	$516,780,985	101.0
		Liabilities in Excess of Other Assets	(4,876,442)	(1.0)
		Net Assets	$511,904,543	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	The grouping contains non-income producing securities.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Security, or a portion of the security, is on loan.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

66

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	37.3%
Consumer Discretionary	19.1
Consumer Staples	15.7
Information Technology	15.1
Communication Services	6.4
Industrials	3.4
Health Care	1.3
Materials	0.8
Utilities	0.6%
Energy	0.2
Short-Term Investments	1.1
Liabilities in Excess of Other Assets	(1.0)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Argentina	$7,943,103	$—	$—	$7,943,103
Australia	—	825,713	—	825,713
Brazil	26,355,316	—	—	26,355,316
China	63,258,859	85,551,380	—	148,810,239
Egypt	4,596,819	—	—	4,596,819
Hong Kong	—	40,041,685	—	40,041,685
Hungary	—	5,504,502	—	5,504,502
India	29,571,750	72,572,803	—	102,144,553
Indonesia	—	13,060,537	—	13,060,537
Macau	—	5,939,357	—	5,939,357
Mexico	18,474,102	—	—	18,474,102
Panama	5,590,978	—	—	5,590,978
Peru	4,427,136	—	—	4,427,136
Portugal	—	6,511,492	—	6,511,492
Russia	—	11,607,025	—	11,607,025
South Africa	5,813,322	15,522,029	—	21,335,351
South Korea	—	26,576,094	—	26,576,094
Spain	1,168,709	—	—	1,168,709
Taiwan	17,838,501	20,849,786	—	38,688,287
Turkey	2,880,073	2,544,489	—	5,424,562
United States	10,105,181	—	—	10,105,181
Total Common Stock	198,023,849	307,106,892	—	505,130,741
Preferred Stock	5,979,005	—	—	5,979,005
Short-Term Investments	4,328,269	1,342,970	—	5,671,239
Total Investments, at fair value	$208,331,123	$308,449,862	$—	$516,780,985

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $345,086,450.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$176,159,301
Gross Unrealized Depreciation	(4,463,116)
Net Unrealized Appreciation	$171,696,185

See Accompanying Notes to Financial Statements

67

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		France: 5.7%
42,146		L’Oreal S.A.	$12,462,941	3.0
62,551		Pernod Ricard SA	11,192,782	2.7
			23,655,723	5.7

		Germany: 5.6%
172,821		SAP SE	23,261,509	5.6

		Italy: 0.9%
402,042		Davide Campari-Milano SpA	3,673,592	0.9

		Netherlands: 3.3%
130,632		Heineken NV	13,942,142	3.3

		United Kingdom: 18.4%
300,349		British American Tobacco PLC	12,765,543	3.1
318,728		Experian PLC	10,804,783	2.6
380,745		Reckitt Benckiser Group PLC	30,927,543	7.4
158,748		Relx PLC (EUR Exchange)	4,004,089	0.9
410,486		Relx PLC (GBP Exchange)	10,362,110	2.5
137,362		Unilever PLC	7,863,018	1.9
			76,727,086	18.4

		United States: 64.5%
153,042		Abbott Laboratories	13,293,228	3.2
95,069		Accenture PLC	20,018,679	4.8
103,382		Automatic Data Processing, Inc.	17,626,631	4.2
197,100		Baxter International, Inc.	16,481,502	4.0
55,908		Becton Dickinson & Co.	15,205,299	3.7
67,571		Church & Dwight Co., Inc.	4,752,944	1.1
263,502		Coca-Cola Co.	14,584,836	3.5
102,682		Danaher Corp.	15,759,634	3.8
18,883		Factset Research Systems, Inc.	5,066,309	1.2
68,190		Fidelity National Information Services, Inc.	9,484,547	2.3
89,104		Fox Corp. — Class A	3,303,085	0.8
74,410		Fox Corp. — Class B	2,708,524	0.6
220,216		Microsoft Corp.	34,728,063	8.3
26,228		Moody’s Corp.	6,226,790	1.5
85,855		Nike, Inc.	8,697,970	2.1
384,516		Philip Morris International, Inc.	32,718,467	7.9
45,675		Thermo Fisher Scientific, Inc.	14,838,437	3.6
119,589		Visa, Inc. — Class A	22,470,773	5.4
78,921		Zoetis, Inc.	10,445,194	2.5
			268,410,912	64.5

		Total Common Stock (Cost $296,563,351)	409,670,964	98.4

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
		Mutual Funds: 1.8%
7,383,153	(1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $7,383,153)	$7,383,153	1.8

		Total Short-Term Investments (Cost $7,383,153)	7,383,153	1.8
		Total Investments in Securities (Cost $303,946,504)	$417,054,117	100.2
		Liabilities in Excess of Other Assets	(805,575)	(0.2)
		Net Assets	$416,248,542	100.0

(1)	Rate shown is the 7-day yield as of December 31, 2019.

Sector Diversification	Percentage of Net Assets
Consumer Staples	34.8%
Information Technology	30.7
Health Care	20.7
Industrials	6.0
Financials	2.7
Consumer Discretionary	2.1
Communication Services	1.4
Short-Term Investments	1.8
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

68

VY® MORGAN STANLEY GLOBAL AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
France	$—	$23,655,723	$—	$23,655,723
Germany	—	23,261,509	—	23,261,509
Italy	—	3,673,592	—	3,673,592
Netherlands	—	13,942,142	—	13,942,142
United Kingdom	—	76,727,086	—	76,727,086
United States	268,410,912	—	—	268,410,912
Total Common Stock	268,410,912	141,260,052	—	409,670,964
Short-Term Investments	7,383,153	—	—	7,383,153
Total Investments, at fair value	$275,794,065	$141,260,052	$—	$417,054,117

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $304,496,350.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$120,960,671
Gross Unrealized Depreciation	(8,399,787)
Net Unrealized Appreciation	$112,560,884

See Accompanying Notes to Financial Statements

69

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets

COMMON STOCK: 63.3%
		Communication Services: 3.9%

11,332	(1),(2)	Alphabet, Inc. — Class A	$15,177,967	0.2
128,385	(2)	Alphabet, Inc. — Class C	171,653,313	2.3
507,900	(2)	Facebook, Inc. — Class A	104,246,475	1.4
			291,077,755	3.9

		Consumer Discretionary: 5.5%
84,100	(2)	Amazon.com, Inc.	155,403,344	2.1
464,743		Aptiv PLC	44,136,643	0.6
900,440		Hilton Worldwide Holdings, Inc.	99,867,800	1.3
875,061	(1)	Yum! Brands, Inc.	88,144,895	1.2
115,300		Other Securities	22,784,433	0.3
			410,337,115	5.5

		Consumer Staples: 1.1%
2,910,056	(3)	Keurig Dr Pepper, Inc.	84,246,121	1.1

		Energy: 0.3%
233,600	(4)	Other Securities	20,456,352	0.3

		Financials: 5.8%
879,037		Intercontinental Exchange, Inc.	81,354,874	1.1
2,023,333		Marsh & McLennan Cos., Inc.	225,419,530	3.0
381,144		S&P Global, Inc.	104,071,369	1.4
126,900		Other Securities	20,257,047	0.3
			431,102,820	5.8

		Health Care: 14.5%
2,594,734	(2)	Alcon, Inc.	146,969,924	2.0
1,591,430	(2)	Avantor, Inc.	28,884,454	0.4
676,778	(1)	Becton Dickinson & Co.	184,063,313	2.5
1,262,599		Danaher Corp.	193,783,695	2.6
1,566,765	(2)	Envista Holdings Corp.	46,438,915	0.6
2,431,580	(3)	PerkinElmer, Inc.	236,106,418	3.1
525,521		Thermo Fisher Scientific, Inc.	170,726,007	2.3
248,100	(1)	UnitedHealth Group, Inc.	72,936,438	1.0
			1,079,909,164	14.5

		Industrials: 8.8%
2,026,569		Fortive Corp.	154,809,606	2.1
23,741,116		General Electric Co.	264,950,854	3.6
453,216		Roper Technologies, Inc.	160,542,704	2.1
810,662		Waste Connections, Inc.	73,600,003	1.0
			653,903,167	8.8

		Information Technology: 16.9%
2,036,793	(2)	Fiserv, Inc.	235,514,375	3.2
681,360		Global Payments, Inc.	124,389,082	1.7
1,453,199		Maxim Integrated Products	89,386,270	1.2
1,978,300		Microsoft Corp.	311,977,910	4.2
729,324		NXP Semiconductor NV — NXPI — US	92,813,772	1.2
457,998		TE Connectivity Ltd.	43,894,528	0.6
705,400	(1)	Texas Instruments, Inc.	90,495,766	1.2
1,442,775	(1),(3)	Visa, Inc. — Class A	271,097,423	3.6
			1,259,569,126	16.9

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Real Estate: 0.1%
32,100		Other Securities	$7,377,222	0.1

		Utilities: 6.4%
1,489,743		American Electric Power Co., Inc.	140,795,611	1.9
436,287	(3)	American Water Works Co., Inc.	53,597,858	0.7
392,101	(3)	Eversource Energy	33,356,032	0.5
188,311		NextEra Energy, Inc.	45,601,392	0.6
3,122,729		NiSource, Inc.	86,936,775	1.2
1,794,116		Xcel Energy, Inc.	113,908,425	1.5
			474,196,093	6.4

		Total Common Stock (Cost $3,626,169,992)	4,712,174,935	63.3
PREFERRED STOCK: 5.3%
		Consumer Discretionary: 0.1%
576,340	(2), (5),(6)	Aurora Innovation, Inc., — Series B	5,325,555	0.1

		Financials: 1.6%
62,289	(2)	Wells Fargo & Co.	90,319,050	1.2
1,239,000	(4),(7)	Other Securities	33,580,920	0.4
			123,899,970	1.6

		Health Care: 1.7%
982,882	(2),(3)	Avantor, Inc.	61,921,566	0.8
951,470	(2)	Becton Dickinson and Co.	62,283,226	0.9
			124,204,792	1.7

		Industrials: 0.2%
17,812	(2),(3)	Fortive Corp.	17,326,801	0.2

		Utilities: 1.7%
1,850,000	(2), (3),(8)	CMS Energy Corp.	50,091,500	0.7
2,613,523	(4),(7)	Other Securities	73,939,865	1.0
			124,031,365	1.7

		Total Preferred Stock (Cost $346,867,456)	394,788,483	5.3

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 16.4%
		Communications: 5.1%
8,975,000	(3),(9)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.000%, 03/01/2023	9,120,754	0.1
12,375,000	(9)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2023	12,656,098	0.2
28,235,000	(9)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	29,840,160	0.4
38,178,000	(9)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	40,131,568	0.6
9,901,000	(9)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	10,255,802	0.1

See Accompanying Notes to Financial Statements

70

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
21,424,000	(3)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–5.750%, 09/30/2022–01/15/2024	$21,765,843	0.3
5,540,000		Comcast Corp., 2.239%, (US0003M + 0.330%), 10/01/2020	5,550,258	0.1
4,375,000		Comcast Corp., 2.349%, (US0003M + 0.440%), 10/01/2021	4,397,661	0.0
48,465,000		Netflix, Inc., 4.875%, 04/15/2028	50,462,970	0.7
48,940,000	(3)	Netflix, Inc., 5.875%, 11/15/2028	54,343,465	0.7
30,475,000	(3)	Netflix, Inc., 6.375%, 05/15/2029	34,759,785	0.5
45,780,000	(3)	Netflix, Inc., 4.375%–5.875%, 02/01/2021–11/15/2026	48,258,415	0.6
7,870,000	(9)	Sirius XM Radio, Inc., 3.875%, 08/01/2022	8,056,858	0.1
6,510,000	(3),(9)	Sirius XM Radio, Inc., 4.625%, 05/15/2023	6,621,223	0.1
7,275,000	(3)	Verizon Communications, Inc., 2.894%, (US0003M + 1.000%), 03/16/2022	7,398,895	0.1
11,207,000	(9)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	11,421,026	0.2
22,421,000		Other Securities	22,953,915	0.3
			377,994,696	5.1

		Consumer, Cyclical: 2.3%
2,090,000		Dollar Tree, Inc., 2.702%, (US0003M + 0.700%), 04/17/2020	2,090,401	0.0
3,715,000		Home Depot, Inc./The, 2.217%, (US0003M + 0.310%), 03/01/2022	3,724,488	0.0
27,235,000	(3),(9)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 06/01/2027	28,728,091	0.4
9,980,000	(9)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/2024	10,362,583	0.1
18,800,000	(9)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	19,881,470	0.3
2,340,000		Marriott International, Inc./MD, 2.535%, (US0003M + 0.650%), 03/08/2021	2,349,168	0.0
2,895,000	(3),(9)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	3,005,980	0.1
1,050,000	(3),(9)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,121,505	0.0
61,505,000	(3)	Yum! Brands, Inc., 3.750%-6.875%, 11/01/2020-11/01/2043	63,295,609	0.9
37,447,219	(4)	Other Securities	39,188,471	0.5
			173,747,766	2.3

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 4.0%
15,900,000	(9)	Avantor, Inc., 6.000%, 10/01/2024	$16,986,208	0.2
65,084,000	(9)	Avantor, Inc., 9.000%, 10/01/2025	72,869,023	1.0
6,185,000	(3)	Becton Dickinson and Co., 2.917%, (US0003M + 1.030%), 06/06/2022	6,232,572	0.1
23,355,000		Becton Dickinson and Co., 2.894%–3.363%, 06/06/2022–06/06/2024	23,980,768	0.3
11,120,000	(9)	Bristol-Myers Squibb Co., 2.104%, (US0003M + 0.200%), 11/16/2020	11,128,023	0.2
17,005,000	(3),(9)	Bristol-Myers Squibb Co., 2.550%, 05/14/2021	17,173,732	0.2
2,790,000		Conagra Brands, Inc., 2.703%, (US0003M + 0.750%), 10/22/2020	2,790,287	0.0
1,297,000	(9)	Fresenius Medical Care US Finance, Inc., 5.750%, 02/15/2021	1,345,475	0.0
7,545,000	(3),(9)	Hologic, Inc., 4.375%, 10/15/2025	7,805,944	0.1
1,565,000	(9)	Korn Ferry, 4.625%, 12/15/2027	1,576,738	0.0
23,365,000	(9)	Nestle Holdings, Inc., 3.100%, 09/24/2021	23,888,728	0.3
3,890,000		Philip Morris International, Inc., 2.315%, (US0003M + 0.420%), 02/21/2020	3,891,955	0.1
11,975,000	(9)	Reckitt Benckiser Treasury Services PLC, 2.375%, 06/24/2022	12,062,206	0.2
7,945,000	(9)	Reckitt Benckiser Treasury Services PLC, 2.495%, (US0003M + 0.560%), 06/24/2022	7,965,456	0.1
9,125,000	(3),(9)	Refinitiv US Holdings, Inc., 6.250%, 05/15/2026	9,974,537	0.1
11,970,000	(9)	Refinitiv US Holdings, Inc., 8.250%, 11/15/2026	13,503,357	0.2
62,095,000	(4)	Other Securities	64,008,954	0.9
			297,183,963	4.0

		Energy: 0.3%
10,335,000		Shell International Finance BV, 2.351%, (US0003M + 0.450%), 05/11/2020	10,352,037	0.2
9,415,000		Other Securities	9,648,076	0.1
			20,000,113	0.3

		Financial: 1.6%
33,232,000		Crown Castle International Corp., 4.875%–5.250%, 04/15/2022–01/15/2023	35,763,971	0.5
33,220,000		SBA Communications Corp., 4.000%–4.875%, 07/15/2022–09/01/2024	33,903,582	0.4
49,910,000	(4)	Other Securities	51,856,387	0.7
			121,523,940	1.6

See Accompanying Notes to Financial Statements

71

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrial: 1.5%
275,000	(9)	Moog, Inc., 5.250%, 12/01/2022	$279,455	0.0
6,845,000	(9)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	7,021,841	0.1
8,525,000	(3),(9)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.501%, (US0003M + 3.500%), 07/15/2021	8,554,837	0.1
25,899,403		Reynolds Group Issuer, Inc., 5.750%, 10/15/2020	25,964,151	0.4
4,220,000	(9)	Sensata Technologies BV, 4.875%, 10/15/2023	4,504,808	0.0
5,100,000	(3),(9)	Sensata Technologies BV, 5.000%, 10/01/2025	5,550,509	0.1
1,430,000	(9)	Sensata Technologies BV, 5.625%, 11/01/2024	1,595,043	0.0
57,385,000	(4)	Other Securities	57,773,320	0.8
			111,243,964	1.5

		Technology: 0.9%
2,840,000	(3),(9)	Sensata Technologies UK Financing Co. PLC, 6.250%, 02/15/2026	3,065,354	0.0
47,166,000	(9)	Solera LLC / Solera Finance, Inc., 10.500%, 03/01/2024	50,144,297	0.7
10,840,000		Other Securities	11,082,270	0.2
			64,291,921	0.9

		Utilities: 0.7%
6,300,000		Eversource Energy, 2.750%–3.800%, 03/15/2022–12/01/2023	6,472,051	0.1
45,012,000	(4)	Other Securities	46,826,035	0.6
			53,298,086	0.7
		Total Corporate Bonds/Notes (Cost $1,170,337,078)	1,219,284,449	16.4

BANK LOANS: 4.6%
		Basic Materials: 0.0%
3,160,354		H.B. Fuller Co. 1st Lien Term Loan B, 3.765%, (US0001M + 2.000%), 10/20/2024	3,173,191	0.0

		Communications: 0.1%
3,949,239		Zayo Group LLC — TL B1 1L, 3.799%, (US0001M + 2.000%), 01/19/2021	3,962,287	0.0
6,850,000		Zayo Group LLC TL B2 1L, 4.049%, (US0001M + 2.250%), 01/19/2024	6,879,016	0.1
			10,841,303	0.1

		Consumer, Cyclical: 0.1%
6,850,000		Formula One TL B3 1L, 4.299%, (US0003M + 2.500%), 02/01/2024	6,893,881	0.1

Principal Amount†			Value	Percentage of Net Assets

BANK LOANS: (continued)
		Consumer, Non-cyclical: 1.8%
1,377,740		Gartner, Inc. — TL A 1L, 3.935%, (US0003M + 2.000%), 03/20/2022	$1,384,628	0.0
15,225,000		NVA Holdings Inc. — TL A-3 1L, 4.158%, (US0003M + 2.250%), 09/19/2022	15,244,031	0.2
7,781,177		NVA Holdings Inc. — TL B3 1L, 6.500%, (US0001M + 2.750%), 02/02/2025	7,784,219	0.1
398,211		Prestige Brands, Inc. Term Loan B4, 3.799%, (US0001M + 2.000%), 01/26/2024	401,509	0.0
83,188,644		Refinitiv — TL B 1L, 4.952%, (US0001M + 3.750%), 10/01/2025	84,007,553	1.2
23,860,000		Sunshine Luxembourg VII Sarl — TL B 1L, 6.349%, (US0003M + 4.250%), 07/17/2026	24,117,784	0.3
			132,939,724	1.8

		Financial: 0.9%
2,060,000		AmWINS Group, Inc. — TL B 1L, 4.658%, (US0003M + 2.750%), 01/25/2024	2,078,798	0.0
16,130,000		HUB International Ltd. — TL B 1L, 5.785%, (US0001M + 4.000%), 04/25/2025	16,306,430	0.2
50,286,973		HUB International Ltd. TL B 1L, 4.690%, (US0001M + 3.000%), 04/25/2025	50,330,169	0.7
374,043		USI, Inc. — TL B 1L, 4.945%, (US0003M + 3.000%), 05/16/2024	374,464	0.0
			69,089,861	0.9

		Health Care: 0.1%
7,206,938		Emerald TopCo Inc Term Loan, 5.299%, (US0001M + 3.500%), 07/24/2026	7,260,089	0.1

		Technology: 1.6%
32,843,510		Cypress Intermediate Holdings III Inc TL B 1L, 4.550%, (US0001M + 3.000%), 04/29/2024	33,048,782	0.5
80,131,996		Kronos Inc./MA — TL B 1L, 4.909%, (US0003M + 3.000%), 11/01/2023	80,632,821	1.1
2,867,813		Ultimate Software Group, Inc. — TL 1L, 5.549%, (US0003M + 3.750%), 05/04/2026	2,886,932	0.0
			116,568,535	1.6
		Total Bank Loans (Cost $343,338,837)	346,766,584	4.6

ASSET-BACKED SECURITIES: 0.3%
		Other Asset-Backed Securities: 0.3%
8,009,540	(9)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	8,308,959	0.1

See Accompanying Notes to Financial Statements

72

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
7,495,125	(9)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	$7,721,704	0.1
3,710,000	(9)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,715,268	0.0
5,063,660	(9)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	5,122,905	0.1
		Total Asset-Backed Securities (Cost $24,071,953)	24,868,836	0.3
		Total Long-Term Investments (Cost $5,510,785,316)	6,697,883,287	89.9

SHORT-TERM INVESTMENTS: 14.4%
		Commercial Paper: 0.2%
2,200,000	(10)	Australia & New Zealand Banking, 1.830%, 03/13/2020	2,191,805	0.1
1,875,000	(10)	Banco Santander S.A., 1.950%, 02/05/2020	1,871,629	0.0
950,000	(10)	DBS Bank Ltd., 1.710%, 01/07/2020	949,701	0.0
2,775,000	(10)	DBS Bank Ltd., 1.820%, 02/18/2020	2,768,246	0.1
1,525,000	(10)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	1,522,010	0.0
975,000	(10)	Matchpoint Finance PLC, 1.850%, 02/03/2020	973,347	0.0
1,875,000	(10)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	1,871,134	0.0
2,122,000	(10)	Societe Generale, 1.970%, 01/09/2020	2,121,045	0.0
		Total Commercial Paper (Cost $14,268,917)	14,268,917	0.2

		Floating Rate Notes: 0.8%
2,775,000	(10)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	2,774,877	0.0
275,000	(10)	BNP Paribas, 1.950%, 05/14/2020	275,020	0.0
2,375,000	(10)	Canadian Imperial Bank of Commerce, 1.990%, 04/10/2020	2,377,417	0.0
2,150,000	(10)	Commonwealth Bank of Australia, 1.920%, 01/24/2020	2,150,274	0.1
1,275,000	(10)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	1,274,997	0.0
1,700,000	(10)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	1,700,475	0.0

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Floating Rate Notes: (continued)
2,400,000	(10)	Credit Suisse Group AG, 1.890%, 04/17/2020	$2,401,074	0.0
3,725,000	(10)	HSBC Bank PLC, 1.970%, 06/03/2020	3,724,989	0.1
1,850,000	(10)	Lloyds Bank PLC, 1.960%, 01/24/2020	1,850,270	0.0
1,825,000	(10)	Mitsubishi UFJ Financial Group, Inc., 1.960%, 01/23/2020	1,825,265	0.0
2,700,000	(10)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	2,700,514	0.1
1,425,000	(10)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 05/26/2020	1,425,109	0.0
3,000,000	(10)	Mizuho Financial Group Inc., 2.010%, 05/22/2020	3,000,141	0.1
2,300,000	(10)	Mizuho Financial Group Inc., 2.020%, 05/26/2020	2,300,198	0.0
1,000,000	(10)	National Australia Bank Ltd., 1.890%, 02/10/2020	1,000,021	0.0
2,350,000	(10)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	2,350,075	0.0
2,950,000	(10)	Skandinaviska Enskilda Banken AB, 2.010%, 05/26/2020	2,950,355	0.1
3,300,000	(10)	Svenska Handelsbanken AB, 1.970%, 05/20/2020	3,300,111	0.1
2,450,000	(10)	The Norinchukin Bank, 2.050%, 04/24/2020	2,450,881	0.0
1,225,000	(10)	The Sumitomo Mitsui Financial Group, 1.930%, 06/05/2020	1,224,732	0.0
750,000	(10)	The Sumitomo Mitsui Financial Group, 1.960%, 01/22/2020	750,053	0.0
750,000	(10)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	749,873	0.0
1,950,000	(10)	The Sumitomo Mitsui Financial Group, 1.990%, 01/31/2020	1,950,162	0.1
3,025,000	(10)	Toronto-Dominion Bank, 1.850%, 02/13/2020	3,025,087	0.0
1,025,000	(10)	Toyota Motor Corp., 2.020%, 01/10/2020	1,025,051	0.0
716,000	(10)	Wells Fargo & Co., 1.860%, 02/14/2020	716,085	0.0
704,000	(10)	Wells Fargo Bank N.A., 1.830%, 03/06/2020	704,131	0.0
1,550,000	(10)	Westpac Banking Corp, 1.830%, 02/10/2020	1,550,123	0.0
3,300,000	(10)	Westpac Banking Corp, 1.970%, 06/03/2020	3,300,127	0.1
		Total Floating Rate Notes (Cost $56,827,487)	56,827,487	0.8

See Accompanying Notes to Financial Statements

73

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: 1.9%
58,830,853	(10)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $58,835,914, collateralized by various U.S. Government Agency Obligations, 2.500%–6.500%, Market Value plus accrued interest $60,012,704, due 09/01/24–11/01/49)	$58,830,853	0.8
5,403,327	(10)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $5,403,801, collateralized by various U.S. Government Securities, 0.000%–8.500%, Market Value plus accrued interest $5,511,884, due 01/15/20–11/15/48)	5,403,327	0.1
58,830,853	(10)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $58,835,914, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $60,007,470, due 02/13/20–09/20/69)	58,830,853	0.8
18,095,586	(10)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $18,097,321, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $18,457,995, due 04/15/21–02/15/47)	18,095,586	0.2
		Total Repurchase Agreements (Cost $141,160,619)	141,160,619	1.9

		Certificates of Deposit: 0.2%
2,125,000	(10)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020	2,125,601	0.0
2,850,000	(10)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/20/2020	2,850,909	0.1
2,350,000	(10)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	2,349,810	0.0

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Certificates of Deposit: (continued)
2,600,000	(10)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.850%, 02/27/2020	$2,599,636	0.1
2,250,000	(10)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	2,250,090	0.0
2,325,000	(10)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	2,325,081	0.0
2,225,000	(10)	The Norinchukin Bank, 1.870%, 03/05/2020	2,225,078	0.0
450,000	(10)	The Norinchukin Bank, 1.890%, 03/13/2020	450,021	0.0
		Total Certificates of Deposit (Cost $17,176,226)	17,176,226	0.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 11.3%
4,581,000	(10), (11)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	4,581,000	0.1
9,060,000	(10)	Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.520%	9,060,000	0.1
9,570,000	(10), (11)	Goldman Sachs Financial Square Government Fund — Institutional Shares, 1.500%	9,570,000	0.1
817,914,872	(11)	T. Rowe Price Government Reserve Fund, 1.590%	817,914,872	11.0
		Total Mutual Funds (Cost $841,125,872)	841,125,872	11.3
		Total Short-Term Investments (Cost $1,070,559,121)	1,070,559,121	14.4
		Total Investments in Securities (Cost $6,581,344,437)	$7,768,442,408	104.3
		Liabilities in Excess of Other Assets	(323,190,142)	(4.3)
		Net Assets	$7,445,252,266	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	All or a portion of this security is pledged to cover open written call options at December 31, 2019.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	The grouping contains securities on loan.

See Accompanying Notes to Financial Statements

74

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $5,325,555 or 0.1% of net assets. Please refer to the table below for additional details.
(7)	The grouping contains non-income producing securities.
(8)	Preferred Stock may be called prior to convertible date.
(9)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(10)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(11)	Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:

US0001M	1-month LIBOR
US0003M	3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$291,077,755	$—	$—	$291,077,755
Consumer Discretionary	410,337,115	—	—	410,337,115
Consumer Staples	84,246,121	—	—	84,246,121
Energy	20,456,352	—	—	20,456,352
Financials	431,102,820	—	—	431,102,820
Health Care	932,939,240	146,969,924	—	1,079,909,164
Industrials	653,903,167	—	—	653,903,167
Information Technology	1,259,569,126	—	—	1,259,569,126
Real Estate	7,377,222	—	—	7,377,222
Utilities	474,196,093	—	—	474,196,093
Total Common Stock	4,565,205,011	146,969,924	—	4,712,174,935
Preferred Stock	389,462,928	—	5,325,555	394,788,483
Corporate Bonds/Notes	—	1,219,284,449	—	1,219,284,449
Asset-Backed Securities	—	24,868,836	—	24,868,836
Bank Loans	—	346,766,584	—	346,766,584
Short-Term Investments	841,125,872	229,433,249	—	1,070,559,121
Total Investments, at fair value	$5,795,793,811	$1,967,323,042	$5,325,555	$7,768,442,408
Other Financial Instruments+
Forward Foreign Currency Contracts	—	161	—	161
Total Assets	$5,795,793,811	$1,967,323,203	$5,325,555	$7,768,442,569
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(75,492,168)	$—	$(75,492,168)
Total Liabilities	$—	$(75,492,168)	$—	$(75,492,168)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2019, VY® T. Rowe Price Capital Appreciation Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Aurora Innovation, Inc., — Series B	3/1/2019	$5,325,555	$5,325,555
		$5,325,555	$5,325,555

See Accompanying Notes to Financial Statements

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VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the following forward foreign currency contracts were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF 1,503,701	USD 1,553,571	UBS AG	01/03/20	$161
				$161

At December 31, 2019, the following OTC written equity options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/15/21	USD 1,500.000	49	USD 6,551,398	$325,850	$(325,850)
Microsoft Corp.	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 125.000	1,912	USD 30,152,240	883,461	(6,268,909)
Microsoft Corp.	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 130.000	442	USD 6,970,340	146,214	(1,229,119)
Microsoft Corp.	RBC Capital Markets, LLC	Call	01/17/20	USD 130.000	1,470	USD 23,181,900	420,365	(4,087,795)
Texas Instruments, Inc.	Goldman Sachs & Co.	Call	01/17/20	USD 130.000	134	USD 1,719,086	97,245	(26,916)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 170.000	752	USD 14,130,080	394,123	(1,373,452)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 175.000	751	USD 14,111,290	270,135	(1,010,094)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	01/17/20	USD 1,270.000	37	USD 4,955,743	193,766	(273,042)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	01/17/20	USD 1,300.000	38	USD 5,089,682	160,966	(182,911)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	01/17/20	USD 1,350.000	38	USD 5,089,682	110,122	(61,025)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/17/20	USD 1,300.000	319	USD 42,650,938	1,539,076	(1,456,743)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/17/20	USD 1,340.000	76	USD 10,161,352	603,766	(141,725)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/17/20	USD 1,350.000	98	USD 13,102,796	372,106	(133,507)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/17/20	USD 1,400.000	77	USD 10,295,054	475,703	(13,651)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/17/20	USD 1,500.000	77	USD 10,295,054	310,803	(57)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/17/20	USD 1,800.000	59	USD 10,902,256	1,105,424	(373,251)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/17/20	USD 2,000.000	20	USD 3,695,680	232,160	(6,819)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/17/20	USD 2,025.000	20	USD 3,695,680	218,160	(4,840)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/17/20	USD 2,100.000	20	USD 3,695,680	179,160	(1,929)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/17/20	USD 2,300.000	92	USD 17,000,128	982,555	(1,373)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 2,500.000	39	USD 7,206,576	481,544	(145)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 2,600.000	39	USD 7,206,576	400,532	(81)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 2,700.000	40	USD 7,391,360	341,896	(50)
American Electric Power Co., Inc.	Citigroup Global Markets	Call	01/17/20	USD 85.000	2,666	USD 25,196,366	376,925	(2,563,747)
American Electric Power Co., Inc.	Citigroup Global Markets	Call	01/17/20	USD 95.000	1,959	USD 18,514,509	342,405	(139,588)
American Tower Corp.	Citigroup Global Markets	Call	01/17/20	USD 175.000	321	USD 7,377,222	242,095	(1,766,356)
Danaher Corp.	Citigroup Global Markets	Call	01/17/20	USD 150.000	323	USD 4,957,404	84,768	(157,003)
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/17/20	USD 200.000	949	USD 19,478,225	930,096	(719,087)
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/17/20	USD 220.000	1,655	USD 33,968,875	731,497	(55,321)
McDonald’s Corp.	Citigroup Global Markets	Call	01/17/20	USD 195.000	422	USD 8,339,142	424,005	(172,007)
McDonald’s Corp.	Citigroup Global Markets	Call	01/17/20	USD 200.000	422	USD 8,339,142	349,994	(51,217)
McDonald’s Corp.	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 195.000	177	USD 3,497,697	134,042	(72,145)
McDonald’s Corp.	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 200.000	132	USD 2,608,452	81,259	(16,020)
Microsoft Corp.	Citigroup Global Markets	Call	01/17/20	USD 120.000	886	USD 13,972,220	549,648	(3,342,103)
Microsoft Corp.	Citigroup Global Markets	Call	01/17/20	USD 125.000	1,559	USD 24,585,430	887,036	(5,111,522)
Microsoft Corp.	Citigroup Global Markets	Call	01/17/20	USD 130.000	1,558	USD 24,569,660	671,735	(4,332,507)
Microsoft Corp.	Citigroup Global Markets	Call	01/17/20	USD 135.000	1,595	USD 25,153,150	939,310	(3,643,277)
PNC Financial Services Group, Inc.	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 140.000	1,269	USD 20,257,047	663,053	(2,510,183)
S&P Global, Inc.	Citigroup Global Markets	Call	01/17/20	USD 220.000	651	USD 17,775,555	628,247	(3,464,638)
S&P Global, Inc.	Citigroup Global Markets	Call	01/17/20	USD 230.000	652	USD 17,802,860	375,546	(2,819,161)
Texas Instruments, Inc.	Goldman Sachs & Co.	Call	01/17/20	USD 135.000	168	USD 2,155,272	70,896	(9,160)
Texas Instruments, Inc.	Goldman Sachs & Co.	Call	01/17/20	USD 140.000	168	USD 2,155,272	44,016	(2,182)
Texas Instruments, Inc.	JPMorgan Chase Bank N.A.	Call	01/17/20	USD 120.000	657	USD 8,428,653	167,995	(596,703)
Texas Instruments, Inc.	JPMorgan Chase Bank N.A.	Call	01/17/20	USD 130.000	1,462	USD 18,755,998	564,837	(293,665)
Texas Instruments, Inc.	RBC Capital Markets, LLC	Call	01/17/20	USD 125.000	3,049	USD 39,115,621	1,004,591	(1,522,002)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/17/20	USD 270.000	266	USD 7,819,868	393,101	(652,617)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/17/20	USD 280.000	265	USD 7,790,470	290,027	(413,386)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/17/20	USD 290.000	309	USD 9,083,982	561,023	(252,736)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/17/20	USD 300.000	456	USD 13,405,488	669,522	(144,698)
UnitedHealth Group, Inc.	Goldman Sachs & Co.	Call	01/17/20	USD 290.000	152	USD 4,468,496	278,172	(124,323)
UnitedHealth Group, Inc.	Goldman Sachs & Co.	Call	01/17/20	USD 310.000	33	USD 970,134	27,333	(2,832)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 150.000	549	USD 10,315,710	508,594	(2,091,490)

See Accompanying Notes to Financial Statements

76

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 155.000	549	USD 10,315,710	$413,177	$(1,818,307)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 160.000	885	USD 16,629,150	612,574	(2,491,871)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/17/20	USD 165.000	758	USD 14,242,820	378,722	(1,759,719)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/17/20	USD 170.000	760	USD 14,280,400	442,401	(1,388,063)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/17/20	USD 175.000	1,820	USD 34,197,800	866,108	(2,447,897)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/17/20	USD 180.000	624	USD 11,724,960	412,339	(550,258)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	USD 100.000	843	USD 8,491,539	306,076	(187,849)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	USD 115.000	470	USD 4,734,310	167,790	(1,003)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	USD 115.000	166	USD 1,672,118	59,262	(354)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	USD 120.000	166	USD 1,672,118	30,723	(90)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	USD 120.000	471	USD 4,744,383	85,251	(255)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/15/21	USD 1,500.000	75	USD 10,027,650	566,025	(484,024)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/15/21	USD 1,500.000	75	USD 10,027,650	554,025	(484,024)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/15/21	USD 1,500.000	75	USD 10,027,650	600,525	(484,024)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD 2,200.000	37	USD 6,837,008	232,027	(315,343)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD 2,200.000	62	USD 11,456,608	401,617	(528,413)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD 2,200.000	49	USD 9,054,416	294,598	(417,617)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD 2,200.000	62	USD 11,456,608	395,417	(528,413)
American Electric Power Co., Inc.	Citigroup Global Markets	Call	01/15/21	USD 105.000	1,000	USD 9,451,000	157,000	(187,258)
American Electric Power Co., Inc.	Citigroup Global Markets	Call	01/15/21	USD 105.000	988	USD 9,337,588	155,116	(185,010)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD 300.000	250	USD 6,799,250	249,820	(311,522)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD 300.000	212	USD 5,765,764	257,181	(249,100)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD 300.000	75	USD 2,039,775	70,180	(93,457)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD 300.000	175	USD 4,759,475	159,917	(218,065)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD 15.000	6,248	USD 6,972,768	353,137	(292,218)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD 15.000	6,247	USD 6,971,652	324,844	(292,171)
Microsoft Corp.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD 165.000	1,258	USD 19,838,660	849,276	(1,456,225)
Microsoft Corp.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD 165.000	1,200	USD 18,924,000	830,400	(1,389,086)
NXP Semiconductor NV — NXPI — US	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD 140.000	409	USD 5,204,934	302,987	(435,765)
NXP Semiconductor NV — NXPI — US	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD 140.000	174	USD 2,214,324	121,835	(185,387)
NXP Semiconductor NV — NXPI — US	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD 140.000	973	USD 12,382,398	737,145	(1,036,674)
Texas Instruments, Inc.	Goldman Sachs & Co.	Call	01/15/21	USD 135.000	503	USD 6,452,987	327,212	(455,022)
Texas Instruments, Inc.	Goldman Sachs & Co.	Call	01/15/21	USD 140.000	503	USD 6,452,987	254,402	(358,039)
Thermo Fisher Scientific, Inc.	RBC Capital Markets, LLC	Call	01/15/21	USD 400.000	74	USD 2,404,038	52,505	(56,979)
Thermo Fisher Scientific, Inc.	RBC Capital Markets, LLC	Call	01/15/21	USD 400.000	327	USD 10,623,249	231,284	(251,784)
Thermo Fisher Scientific, Inc.	RBC Capital Markets, LLC	Call	01/15/21	USD 400.000	173	USD 5,620,251	134,883	(133,207)
Yum! Brands, Inc.	Bank of America N.A.	Call	01/17/20	USD 115.000	351	USD 3,535,623	43,071	(749)
Yum! Brands, Inc.	Bank of America N.A.	Call	01/17/20	USD 120.000	351	USD 3,535,623	14,416	(190)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	USD 115.000	347	USD 3,495,331	63,619	(740)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	USD 115.000	178	USD 1,792,994	35,956	(380)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	USD 115.000	139	USD 1,400,147	28,078	(297)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	USD 120.000	138	USD 1,390,074	10,212	(75)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	USD 120.000	348	USD 3,505,404	22,610	(188)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/17/20	USD 120.000	178	USD 1,792,994	13,172	(96)
							$35,855,815	$(75,492,168)

Currency Abbreviations

CHF	— Swiss Franc
USD	— United States Dollar

See Accompanying Notes to Financial Statements

77

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$161
Total Asset Derivatives		$161
Liability Derivatives
Equity contracts	Written options, at fair value	$75,492,168
Total Liability Derivatives		$75,492,168

*	Includes purchased options.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended December 31, 2019 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Written options	Totals
Equity contracts	$1,430,983	$—	$23,749,238	$25,180,221
Foreign exchange contracts	—	59,360	—	59,360
Total	$1,430,983	$59,360	$23,749,238	$25,239,581

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Written options	Totals
Equity contracts	$—	$—	$(55,394,858)	$(55,394,858)
Foreign exchange contracts	—	161	—	161
Total	$—	$161	$(55,394,858)	$(55,394,697)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:

	Bank of America N.A.	Citigroup Global Markets	Credit Suisse Securities (USA) LLC	Goldman Sachs & Co.	JPMorgan Chase Bank N.A.	RBC Capital Markets	UBS AG	Totals
Assets:
Forward foreign currency contracts	$—	$—	$—	$—	$—	$—	$161	$161
Total Assets	$—	$—	$—	$—	$—	$—	$161	$161
Liabilities:
Written options	$939	$33,501,975	$26,934,508	$6,753,814	$2,249,165	$6,051,767	$—	$75,492,168
Total Liabilities	$939	$33,501,975	$26,934,508	$6,753,814	$2,249,165	$6,051,767	$—	$75,492,168
Net OTC derivative instruments by counterparty, at fair value	$(939)	$(33,501,975)	$(26,934,508)	$(6,753,814)	$(2,249,165)	$(6,051,767)	$161	$(75,492,007)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(939)	$(33,501,975)	$(26,934,508)	$(6,753,814)	$(2,249,165)	$(6,051,767)	$161	$(75,492,007)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

78

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $6,561,687,655.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,202,292,298
Gross Unrealized Depreciation	(70,681,556)
Net Unrealized Appreciation	$1,131,610,742

See Accompanying Notes to Financial Statements

79

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.3%
		Communication Services: 6.1%
97,183		Comcast Corp. — Class A	$4,370,319	1.1
118,360		Fox Corp. — Class B	4,308,304	1.1
239,934		News Corp — Class A	3,392,667	0.9
107,596		Verizon Communications, Inc.	6,606,394	1.7
290,727		Other Securities	4,787,039	1.3
			23,464,723	6.1

		Consumer Discretionary: 2.4%
56,423		Las Vegas Sands Corp.	3,895,444	1.0
246,696	(1),(2)	Other Securities	5,432,735	1.4
			9,328,179	2.4

		Consumer Staples: 7.9%
158,412		Conagra Brands, Inc.	5,424,027	1.4
43,979		Kimberly-Clark Corp.	6,049,311	1.6
78,028		Philip Morris International, Inc.	6,639,403	1.7
78,317		Tyson Foods, Inc.	7,129,980	1.8
65,436		Other Securities	5,229,873	1.4
			30,472,594	7.9

		Energy: 8.7%
95,627		Exxon Mobil Corp.	6,672,852	1.7
111,383		Occidental Petroleum Corp.	4,590,093	1.2
129,742	(3)	TC Energy Corp.	6,916,546	1.8
164,698	(3)	Total S.A. ADR	9,107,799	2.4
99,405		Other Securities	6,231,873	1.6
			33,519,163	8.7

		Financials: 23.7%
124,321		American International Group, Inc.	6,381,397	1.7
47,175		Chubb Ltd.	7,343,261	1.9
14,266		Citigroup, Inc.	1,139,711	0.3
186,582		Fifth Third Bancorp	5,735,531	1.5
92,912		JPMorgan Chase & Co.	12,951,933	3.4
61,376		Loews Corp.	3,221,626	0.9
104,126		Metlife, Inc.	5,307,302	1.4
145,591		Morgan Stanley	7,442,612	1.9
27,332		PNC Financial Services Group, Inc.	4,363,007	1.1
77,816		State Street Corp.	6,155,246	1.6
70,587		US Bancorp	4,185,103	1.1
273,233		Wells Fargo & Co.	14,699,935	3.8
242,548		Other Securities	11,989,043	3.1
			90,915,707	23.7

		Health Care: 12.5%
17,703		Allergan plc	3,384,283	0.9
17,850		Anthem, Inc.	5,391,236	1.4
84,351		CVS Health Corp.	6,266,436	1.6
57,320		Gilead Sciences, Inc.	3,724,654	1.0
59,474		Johnson & Johnson	8,675,472	2.3
49,861		Medtronic PLC	5,656,730	1.5
152,155		Pfizer, Inc.	5,961,433	1.5
136,245		Other Securities	8,875,624	2.3
			47,935,868	12.5

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: 11.9%
18,864		Boeing Co.	$6,145,137	1.6
627,060		General Electric Co.	6,997,989	1.8
28,831		L3Harris Technologies, Inc.	5,704,790	1.5
49,469		United Parcel Service, Inc. — Class B	5,790,841	1.5
446,434	(1),(2)	Other Securities	20,988,753	5.5
			45,627,510	11.9

		Information Technology: 8.0%
92,845		Cisco Systems, Inc.	4,452,846	1.2
37,627		Microsoft Corp.	5,933,778	1.5
110,029		Qualcomm, Inc.	9,707,858	2.5
25,461		Texas Instruments, Inc.	3,266,392	0.9
107,349		Other Securities	7,408,176	1.9
			30,769,050	8.0

		Materials: 4.5%
78,743		CF Industries Holdings, Inc.	3,759,191	1.0
55,942		Dow, Inc.	3,061,705	0.8
57,621		DowDuPont, Inc.	3,699,268	0.9
73,618		International Paper Co.	3,390,109	0.9
73,373		Other Securities	3,383,532	0.9
			17,293,805	4.5

		Real Estate: 3.5%
42,916		Equity Residential	3,472,763	0.9
154,274		Weyerhaeuser Co.	4,659,075	1.2
115,762		Other Securities	5,323,689	1.4
			13,455,527	3.5

		Utilities: 7.1%
66,485		Edison International	5,013,634	1.3
16,095		NextEra Energy, Inc.	3,897,565	1.0
197,880		NiSource, Inc.	5,508,979	1.4
142,422		Southern Co.	9,072,282	2.4
81,245		Other Securities	3,903,105	1.0
			27,395,565	7.1
		Total Common Stock (Cost $292,182,521)	370,177,691	96.3

PREFERRED STOCK: 2.2%
		Health Care: 0.9%
50,016		Becton Dickinson and Co.	3,274,048	0.9

		Utilities: 1.3%
63,419	(1),(2)	Other Securities	5,027,098	1.3
		Total Preferred Stock (Cost $6,841,268)	8,301,146	2.2

See Accompanying Notes to Financial Statements

80

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CONVERTIBLE BONDS/NOTES: 0.2%
		Financial: 0.2%
772,000	(4)	AXA SA, 7.250%, 05/15/2021	$891,563	0.2
		Total Convertible Bonds/Notes (Cost $772,000)	891,563	0.2
		Total Long-Term Investments (Cost $299,795,789)	379,370,400	98.7

SHORT-TERM INVESTMENTS: 4.6%
		Repurchase Agreements: 3.4%
3,057,659	(5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $3,057,924, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $3,118,812, due 01/25/20–10/15/60)	3,057,659	0.8
905,992	(5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $906,071, collateralized by various U.S. Government Securities, 0.000%–8.500%, Market Value plus accrued interest $924,194, due 01/15/20-11/15/48)	905,992	0.2
3,057,659	(5)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $3,057,922, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $3,118,812, due 02/13/20–09/20/69)	3,057,659	0.8
3,057,659	(5)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $3,057,924, collateralized by various U.S. Government Securities, 0.000%–2.875%, Market Value plus accrued interest $3,118,813, due 01/28/20–05/15/27)	3,057,659	0.8

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
3,057,659	(5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $3,057,922, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $3,118,812, due 06/30/21–12/01/49)	$3,057,659	0.8
		Total Repurchase Agreements (Cost $13,136,628)	13,136,628	3.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.2%
4,450,645	(6)	T. Rowe Price Government Reserve Fund, 1.590% (Cost $4,450,645)	4,450,645	1.2
		Total Short-Term Investments (Cost $17,587,273)	17,587,273	4.6
		Total Investments in Securities (Cost $317,383,062)	$396,957,673	103.3
		Liabilities in Excess of Other Assets	(12,508,949)	(3.3)
		Net Assets	$384,448,724	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	The grouping contains securities on loan.
(2)	The grouping contains non-income producing securities.
(3)	Security, or a portion of the security, is on loan.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

81

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$21,944,065	$1,520,658	$—	$23,464,723
Consumer Discretionary	9,328,179	—	—	9,328,179
Consumer Staples	30,472,594	—	—	30,472,594
Energy	33,519,163	—	—	33,519,163
Financials	90,915,707	—	—	90,915,707
Health Care	46,476,504	1,459,364	—	47,935,868
Industrials	45,627,510	—	—	45,627,510
Information Technology	30,769,050	—	—	30,769,050
Materials	16,669,110	624,695	—	17,293,805
Real Estate	13,455,527	—	—	13,455,527
Utilities	27,395,565	—	—	27,395,565
Total Common Stock	366,572,974	3,604,717	—	370,177,691
Preferred Stock	6,668,125	1,633,021	—	8,301,146
Convertible Bonds/Notes	—	891,563	—	891,563
Short-Term Investments	4,450,645	13,136,628	—	17,587,273
Total Investments, at fair value	$377,691,744	$19,265,929	$—	$396,957,673

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended December 31, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(645)
Total	$(645)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $318,787,327.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$88,217,532
Gross Unrealized Depreciation	(9,941,636)
Net Unrealized Appreciation	$78,275,896

See Accompanying Notes to Financial Statements

82

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.5%
		Argentina: 0.2%
4,819	(1)	Other Securities	$511,055	0.2

		Australia: 1.9%
280,893		Amcor PLC	3,071,343	1.4
602,110		Other Securities	1,136,853	0.5
			4,208,196	1.9

		Austria: 1.3%
74,868		Erste Group Bank AG	2,812,217	1.3

		Belgium: 0.4%
4,563	(1),(2)	Other Securities	950,238	0.4

		Bermuda: 1.0%
116,936	(1)	Other Securities	2,242,167	1.0

		Brazil: 1.1%
174,917	(1)	Other Securities	2,441,959	1.1

		Canada: 4.1%
52,192		Magna International, Inc.	2,862,209	1.3
23,456		Waste Connections, Inc.	2,129,570	1.0
277,583	(1)	Other Securities	3,945,089	1.8
			8,936,868	4.1

		China: 6.6%
22,621	(3)	Alibaba Group Holding Ltd. ADR	4,797,914	2.2
195,300		Gree Electric Appliances, Inc. of Zhuhai — A Shares	1,841,825	0.9
11,189		Kweichow Moutai Co. Ltd. — A Shares	1,904,114	0.9
54,500		Tencent Holdings Ltd.	2,625,601	1.2
513,562	(1)	Other Securities	3,068,708	1.4
			14,238,162	6.6

		France: 7.1%
12,713		Air Liquide SA	1,802,341	0.8
1,768		Dassault Aviation SA	2,320,314	1.1
18,932		EssilorLuxottica SA	2,894,366	1.3
53,780		Thales S.A.	5,596,097	2.6
34,206	(1)	Other Securities	2,695,768	1.3
			15,308,886	7.1

		Germany: 4.4%
33,896		Bayer AG	2,755,643	1.3
17,504		SAP SE	2,356,019	1.1
11,162	(3),(4)	Zalando SE	562,904	0.2
79,424	(1),(2)	Other Securities	3,929,810	1.8
			9,604,376	4.4

		Hong Kong: 2.6%
354,200		AIA Group Ltd.	3,725,464	1.7
146,140		Other Securities	1,803,915	0.9
			5,529,379	2.6

		India: 5.0%
240,854		Axis Bank Ltd.	2,546,042	1.2
130,454		Housing Development Finance Corp.	4,410,970	2.0
1,516,934		NTPC Ltd.	2,530,060	1.2
13,173		Other Securities	1,360,129	0.6
			10,847,201	5.0

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Indonesia: 1.9%
1,171,600		Bank Central Asia Tbk PT	$2,817,706	1.3
21,527,600		Other Securities	1,248,314	0.6
			4,066,020	1.9

		Italy: 0.7%
141,009		Other Securities	1,401,231	0.7

		Japan: 14.5%
77,900		Fujitsu General Ltd.	1,748,151	0.8
39,600		Murata Manufacturing Co., Ltd.	2,437,325	1.1
133,700		Nippon Telegraph & Telephone Corp.	3,379,092	1.6
76,200		Seven & I Holdings Co., Ltd.	2,793,144	1.3
114,660		Takeda Pharmaceutical Co., Ltd.	4,535,058	2.1
514,600		Z Holdings Corp.	2,172,700	1.0
495,300	(1),(2)	Other Securities	14,168,625	6.6
			31,234,095	14.5

		Netherlands: 8.3%
443	(3),(4)	Adyen NV	364,412	0.2
12,653		Airbus SE	1,857,029	0.9
11,025		ASML Holding NV	3,264,038	1.5
67,278		Koninklijke Philips NV	3,288,813	1.5
34,005		NXP Semiconductor NV — NXPI — US	4,327,476	2.0
40,634	(3)	Prosus NV	3,041,127	1.4
29,969		Unilever NV	1,719,950	0.8
			17,862,845	8.3

		Peru: 0.6%
6,356		Other Securities	1,354,654	0.6

		Philippines: 0.4%
40,145		Other Securities	826,111	0.4

		Poland: 0.5%9
107,724		Other Securities	1,137,721	0.5

		Portugal: 2.6%
193,074		Galp Energia SGPS SA	3,241,352	1.5
146,094		Jeronimo Martins SGPS SA	2,407,536	1.1
			5,648,888	2.6

		Saudi Arabia: 0.4%
47,562		Other Securities	829,396	0.4

		South Africa: 2.7%
26,063		Naspers Ltd.	4,265,132	2.0
326,814		Other Securities	1,466,410	0.7
			5,731,542	2.7

		South Korea: 4.4%
25,359		NAVER Corp.	4,080,135	1.9
86,997		Samsung Electronics Co., Ltd.	4,192,114	1.9
1,173		Other Securities	1,274,174	0.6
			9,546,423	4.4

See Accompanying Notes to Financial Statements

83

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Spain: 1.2%
32,676		Amadeus IT Group SA	$2,676,071	1.2

		Sweden: 2.6%
130,772		Essity AB	4,211,674	2.0
23,838		Other Securities	1,336,151	0.6
			5,547,825	2.6

		Switzerland: 7.6%
42,195		Julius Baer Group Ltd.	2,175,276	1.0
8,366		Lonza Group AG	3,051,979	1.4
37,005		Nestle SA	4,006,356	1.9
6,460		Roche Holding AG	2,099,518	1.0
220,560		UBS Group AG	2,783,332	1.3
23,324	(1)	Other Securities	2,258,063	1.0
			16,374,524	7.6

		Taiwan: 2.2%
434,000		Taiwan Semiconductor Manufacturing Co., Ltd.	4,803,438	2.2

		Thailand: 0.6%
546,000		Other Securities	1,315,626	0.6

		United Arab Emirates: 1.4%
198,302	(3),(4)	Network International Holdings PLC	1,678,693	0.8
298,583		Other Securities	1,234,623	0.6
			2,913,316	1.4

		United Kingdom: 6.2%
52,418		British American Tobacco PLC	2,227,889	1.0
11,567		Linde PLC	2,481,953	1.2
26,188		London Stock Exchange Group PLC	2,691,413	1.2
673,501	(1)	Other Securities	6,016,802	2.8
			13,418,057	6.2

		United States: 3.0%
1,049	(3)	Booking Holdings, Inc.	2,154,363	1.0
34,469		Philip Morris International, Inc.	2,932,967	1.4
4,557		Other Securities	1,360,675	0.6
			6,448,005	3.0

		Total Common Stock (Cost $169,810,217)	210,766,492	97.5

PREFERRED STOCK: 0.6%
		China: 0.2%
9,427	(3),(5), (6)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	480,137	0.2

		Germany: 0.2%
1,509		Other Securities	322,568	0.2

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: (continued)
		United Kingdom: 0.2%
990	(3),(5), (6)	Roofoods Ltd. — Series G	$413,722	0.2

		Total Preferred Stock (Cost $876,143)	1,216,427	0.6

		Total Long-Term Investments (Cost $170,686,360)	211,982,919	98.1

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.4%
		Repurchase Agreements: 1.1%
344,711	(7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $344,741, collateralized by various U.S. Government Securities, 0.000%–8.500%, Market Value plus accrued interest $351,636, due 01/15/20–11/15/48)	344,711	0.1
1,000,000	(7)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $1,020,000, due 02/13/20–09/20/69)	1,000,000	0.5
1,000,000	(7)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.030%, Market Value plus accrued interest $1,020,000, due 01/14/20–12/20/49)	1,000,000	0.5

		Total Repurchase Agreements (Cost $2,344,711)	2,344,711	1.1

See Accompanying Notes to Financial Statements

84

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 1.3%
2,947,686	(8)	T. Rowe Price Government Reserve Fund, 1.590% (Cost $2,947,686)	$2,947,686	1.3

		Total Short-Term Investments (Cost $5,292,397)	5,292,397	2.4
		Total Investments in Securities (Cost $175,978,757)	$217,275,316	100.5
		Liabilities in Excess of Other Assets	(1,070,600)	(0.5)
		Net Assets	$216,204,716	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	The grouping contains non-income producing securities.
(2)	The grouping contains securities on loan.
(3)	Non-income producing security.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $893,859 or 0.4% of net assets. Please refer to the table below for additional details.
(7)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of December 31, 2019.

Sector Diversification	Percentage of Net Assets
Financials	15.7%
Information Technology	15.3
Consumer Discretionary	15.0
Consumer Staples	12.3
Health Care	11.9
Industrials	11.3
Communication Services	8.5
Materials	4.2
Energy	2.7
Utilities	1.2
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(0.5)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Argentina	$511,055	$—	$—	$511,055
Australia	—	4,208,196	—	4,208,196
Austria	—	2,812,217	—	2,812,217
Belgium	—	950,238	—	950,238
Bermuda	2,242,167	—	—	2,242,167
Brazil	2,441,959	—	—	2,441,959
Canada	8,936,868	—	—	8,936,868
China	6,109,473	8,128,689	—	14,238,162
France	2,320,314	12,988,572	—	15,308,886
Germany	2,250,588	7,353,788	—	9,604,376
Hong Kong	—	5,529,379	—	5,529,379
India	2,530,060	8,317,141	—	10,847,201
Indonesia	1,248,314	2,817,706	—	4,066,020
Italy	—	1,401,231	—	1,401,231
Japan	—	31,234,095	—	31,234,095
Netherlands	4,327,476	13,535,369	—	17,862,845
Peru	1,354,654	—	—	1,354,654
Philippines	—	826,111	—	826,111
Poland	—	1,137,721	—	1,137,721
Portugal	—	5,648,888	—	5,648,888
Saudi Arabia	—	829,396	—	829,396
South Africa	—	5,731,542	—	5,731,542
South Korea	—	9,546,423	—	9,546,423
Spain	—	2,676,071	—	2,676,071
Sweden	—	5,547,825	—	5,547,825
Switzerland	1,017,498	15,357,026	—	16,374,524

See Accompanying Notes to Financial Statements

85

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Common Stock (continued)
Taiwan	$—	$4,803,438	$—	$4,803,438
Thailand	—	1,315,626	—	1,315,626
United Arab Emirates	—	2,913,316	—	2,913,316
United Kingdom	2,872,977	10,545,080	—	13,418,057
United States	6,448,005	—	—	6,448,005
Total Common Stock	44,611,408	166,155,084	—	210,766,492
Preferred Stock	—	322,568	893,859	1,216,427
Short-Term Investments	2,947,686	2,344,711	—	5,292,397
Total Investments, at fair value	$47,559,094	$168,822,363	$893,859	$217,275,316
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,925	—	2,925
Total Assets	$47,559,094	$168,825,288	$893,859	$217,278,241
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(35)	$—	$(35)
Written Options	—	(6,490)	—	(6,490)
Total Liabilities	$—	$(6,525)	$—	$(6,525)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2019, VY® T. Rowe Price International Stock Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Roofoods Ltd. — Series G	5/16/2019	$413,722	$413,722
Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	10/19/2015	258,547	480,137
		$672,269	$893,859

At December 31, 2019, the following forward foreign currency contracts were outstanding for VY® T. Rowe Price International Stock Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,049,399	JPY	113,665,000	CIBC World Markets Corp.	01/15/20	$2,579
JPY	4,312,009	USD	39,373	The Bank of New York Mellon	01/06/20	312
JPY	807,314	USD	7,397	The Bank of New York Mellon	01/07/20	34
USD	7,645	JPY	834,486	The Bank of New York Mellon	01/07/20	(35)
						$2,890

At December 31, 2019, the following OTC written equity options were outstanding for VY® T. Rowe Price International Stock Portfolio:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
Erste Group Bank AG	JPMorgan Chase & Co.	Call	01/17/20	EUR	35.000	29	EUR	97,324	$1,417	$(473)
Hexagon AB — B Shares	JPMorgan Chase & Co.	Call	01/17/20	SEK	570.000	1	SEK	52,500	58	(7)
Ubisoft Entertainment	JPMorgan Chase & Co.	Call	01/17/20	EUR	60.000	16	EUR	98,528	2,160	(4,579)
Ubisoft Entertainment	JPMorgan Chase & Co.	Call	01/17/20	EUR	60.000	5	EUR	30,790	597	(1,431)
									$4,232	$(6,490)

See Accompanying Notes to Financial Statements

86

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Currency Abbreviations

EUR	— EU Euro
JPY	— Japanese Yen
SEK	— Swedish Krona
USD	— United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,925
Total Asset Derivatives		$2,925
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$35
Equity contracts	Written options, at fair value	6,490
Total Liability Derivatives		$6,525

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended December 31, 2019 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written options	Total
Equity contracts	$—	$22,514	$22,514
Foreign exchange contracts	(26,155)	—	(26,155)
Total	$(26,155)	$22,514	$(3,641)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written options	Total
Equity contracts	$—	$(2,258)	$(2,258)
Foreign exchange contracts	40,768	—	40,768
Total	$40,768	$(2,258)	$38,510

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:

	CIBC World Markets Corp.	JPMorgan Chase & Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$2,579	$—	$346	$2,925
Total Assets	$2,579	$—	$346	$2,925
Liabilities:
Forward foreign currency contracts	$—	$—	$35	$35
Written options	—	6,490	—	6,490
Total Liabilities	$—	$6,490	$35	$6,525
Net OTC derivative instruments by counterparty, at fair value	$2,579	$(6,490)	$311	(3,600)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$2,579	$(6,490)	$311	$(3,600)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

87

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $180,305,760.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$45,154,942
Gross Unrealized Depreciation	(7,324,643)
Net Unrealized Appreciation	$37,830,299

See Accompanying Notes to Financial Statements

88

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Government Liquid Assets Portfolio
Class I	NII	$0.0192
Class S	NII	$0.0167
Class S2	NII	$0.0152
All Classes	STCG	$0.0007
VY® Clarion Global Real Estate Portfolio
Class ADV	NII	$0.2748
Class I	NII	$0.3585
Class S	NII	$0.3258
Class S2	NII	$0.3073
VY® Invesco Growth and Income Portfolio
Class ADV	NII	$0.4951
Class I	NII	$0.6657
Class S	NII	$0.5922
Class S2	NII	$0.5544
All Classes	LTCG	$2.8817
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$—
Class I	NII	$0.0286
Class S	NII	$0.0027
Class S2	NII	$—
All Classes	STCG	$0.0557
All Classes	LTCG	$1.1260
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.1033
Class R6	NII	$0.1869
Class S	NII	$0.1421
Class S2	NII	$0.1153
All Classes	LTCG	$1.8019
Portfolio Name	Type	Per Share Amount
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.3389
Class I	NII	$0.4873
Class R6	NII	$0.4873
Class S	NII	$0.4156
Class S2	NII	$0.3685
All Classes	LTCG	$1.4876
VY® T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.2605
Class I	NII	$0.3244
Class S	NII	$0.2960
Class S2	NII	$0.2812
All Classes	STCG	$0.0492
All Classes	LTCG	$3.0931
VY® T. Rowe Price International Stock Portfolio
Class ADV	NII	$0.0642
Class I	NII	$0.1547
Class S	NII	$0.1106
All Classes	STCG	$0.0680
All Classes	LTCG	$0.8569

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® Invesco Growth and Income Portfolio	84.18%
VY® JPMorgan Emerging Markets Equity Portfolio	2.49%
VY® Morgan Stanley Global Franchise Portfolio	100.00%
VY® T. Rowe Price Capital Appreciation Portfolio	43.11%
VY® T. Rowe Price Equity Income Portfolio	73.42%
VY® T. Rowe Price International Stock Portfolio	2.36%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

VY® Invesco Growth and Income Portfolio	$51,891,887
VY® JPMorgan Emerging Markets Equity Portfolio	$26,134,093
VY® Morgan Stanley Global Franchise Portfolio	$41,693,123
VY® T. Rowe Price Capital Appreciation Portfolio	$360,809,518
VY® T. Rowe Price Equity Income Portfolio	$204,767,988
VY® T. Rowe Price International Stock Portfolio	$11,411,467

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TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® JPMorgan Emerging Markets Equity Portfolio	$738,923	$0.0316	98.13%
VY® T. Rowe Price International Stock Portfolio	$266,812	$0.0200	91.05%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

90

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	146	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	146	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	146	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	146	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	146	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant (May 2001–Present).	146	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015–Present	Retired.	146	None.

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.
*	Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Trustee of the Board.

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014– February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020–Present	Vice President and Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS, SUB-ADVISORY CONTRACTS AND SUB-SUB-ADVISORY CONTRACTS

At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio, each a series of the Trust (the “Portfolios”), the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”), and the sub-sub-advisory contracts (the “Sub-Sub-Advisory Contracts,” and together with the Management Contracts and Sub-Advisory Contracts, the “Contracts”) with the sub-sub-adviser to VY® Morgan Stanley Global Franchise Portfolio and VY® T. Rowe Price International Stock Portfolio (the “Sub-Sub-Advisers”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager, Sub-Advisers, or Sub-Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts, sub-advisory contracts, and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts (including sub-sub-advisory contracts) for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory and sub-sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management, sub-advisory and sub-sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management,

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sub-advisory and, as applicable, sub-sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers, if any. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers and Sub-Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and sub-sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers and sub-sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s and Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser and Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers, and Sub-Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers, and Sub-Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser and Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, the Sub-Advisers, and the Sub-Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager, the Sub-Advisers, or the Sub-Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory and sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the relevant Sub-Adviser, respectively.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, the Sub-Advisers, and the Sub-Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, the Sub-Advisers, or the Sub-Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and their Sub-Sub-Advisers with respect to sub-advisory and sub-sub-advisory fee schedules, that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Advisers are responsible for paying the fees of the Sub-Sub-Advisers.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of each applicable Portfolio under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In this regard, the Board considered that each Sub-Sub-Adviser is compensated by the relevant Sub-Adviser and not the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers and Sub-Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Advisers with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers and sub-sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers, and Sub-Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to

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their services to the Portfolios and the Manager, Sub-Advisers, and Sub-Sub-Advisers’ potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Government Liquid Assets Portfolio

In considering whether to approve the renewal of the Contracts for Voya Government Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio outperformed its Morningstar category average for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Clarion Global Real Estate Portfolio

In considering whether to approve the renewal of the Contracts for VY® Clarion Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year period, the fourth quintile for the five-year and ten-year periods, and the fifth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection, sector allocation and geographic positioning on the Portfolio’s performance; (2) the competitiveness of the Portfolio’s performance during certain periods; (3) its confidence in the Sub-Adviser’s ability to achieve the Portfolio’s investment objective; and (4) ongoing periodic monitoring of the Portfolio’s performance by management and the Board or its Investment Review Committee.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the

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funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Growth and Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, the third quintile for the five-year and ten-year periods, and the fifth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for the one-year, five-year and ten-year periods and outperformed for the year-to-date and three-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services to the

Portfolio, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Contracts for VY® JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and the second quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

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reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Contracts for VY® Morgan Stanley Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given

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different weight to different individual factors and related conclusions.

VY® T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the year-to-date, one-year and ten-year periods, and the fourth quintile for the five-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price International Stock Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price International Stock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, and the third quintile for the year-to-date, one-year, three-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-VIT1AISS2 (1219-022020)

Annual Report
December 31, 2019
Classes ADV, I, P2, R6, S and S2
Voya Investors Trust
■ Voya Balanced Income Portfolio	■ Voya Limited Maturity Bond Portfolio
■ Voya High Yield Portfolio	■ Voya U.S. Stock Index Portfolio
■ Voya Large Cap Growth Portfolio	■ VY® Clarion Real Estate Portfolio
■ Voya Large Cap Value Portfolio	■ VY® JPMorgan Small Cap Core Equity Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New season, last year’s plot
Dear Shareholder,
The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.
So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.
Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.
With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective:  Year Ended December 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)
Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.
Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the
President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.
And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.
In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.
In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.
In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Balanced Income Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)

Common Stock	39.4%
Collateralized Mortgage Obligations	14.6%
Commercial Mortgage-Backed Securities	11.8%
Mutual Funds	8.5%
Asset-Backed Securities	8.1%
Corporate Bonds/Notes	6.6%
U.S. Government Agency Obligations	2.4%
U.S. Treasury Obligations	2.3%
Sovereign Bonds	2.1%
Exchange-Traded Funds	0.6%
Preferred Stock	0.5%
Purchased Options*	0.0%
Rights*	0.0%
Assets in Excess of Other Liabilities**	3.1%
Net Assets	100.0%
* Amount is less than 0.05%
** Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Balanced Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Paul Zemsky, CFA, Brian Timberlake, Ph.D., CFA, and Vincent Costa, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“VIM”)* — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 18.40% compared to the 60% Bloomberg Barclays U.S. Aggregate Bond Index/ 30% Russell 1000® Index/10% MSCI EAFE® Index**, S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 16.72%, 31.49% and 8.72%, respectively, for the same period.
Portfolio Specifics — Franklin Advisors, Inc. (“Franklin”) January 1, 2019 — April 16, 2019: During the period, the Portfolio maintained an emphasis on select opportunities within corporate debt securities, particularly within non-investment grade where we prefer to emphasize company-specific factors rather than broad credit and interest-rate risk. (High yield bonds have what we consider to be the added advantage of being a fairly short duration asset class.)
The fixed income and equity sides of the Portfolio both contributed to performance.
All equity sectors helped results. In particular, the information technology (“IT”), energy and consumer discretionary sectors delivered strong performance. In IT, Apple, Microsoft and Texas Instruments led results. Energy sector performance was bolstered by The Williams Companies, Royal Dutch Shell and Exxon Mobil. Among consumer discretionary holdings, Target and Ford were major contributors.
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Voya Floating Rate Fund - Class P	8.5%
Microsoft Corp.	1.4%
Uniform Mortgage-Backed Securities, 3.500%, 06/25/42	1.1%
Ginnie Mae, 3.000%, 01/20/50	1.1%
United States Treasury Note, 1.625%, 12/31/21	1.1%
Citigroup Commercial Mortgage Trust 2013-GC15 D, 5.214%, 09/10/46	0.6%
JPMorgan Chase & Co.	0.6%
Johnson & Johnson	0.6%
United States Treasury Bond, 2.250%, 08/15/49	0.6%
iShares Russell 1000 ETF	0.6%
Portfolio holdings are subject to change daily.
In contrast, individual equity detractors included health care holdings Pfizer, Medtronic and Bristol Myers.
All fixed income sectors contributed to Portfolio performance, with standout results from the health care, energy and financials sectors. Tenet Healthcare and Community Health Systems were major health care contributors. Among the Portfolio’s energy positions, Chesapeake Energy delivered positive performance. Citigroup led results in the financial sector.
The only fixed income detractor was Belk, which had only a minor impact on results.
The Portfolio made moderate use of derivative instruments during the period, such as equity options and equity-linked notes. The goal of these instruments is to enhance Portfolio returns and yield and, in some cases, broaden the investment universe. These positions had a modest impact on performance.
Portfolio Specifics*** — VIM — May 1, 2019 — December 31, 2019: On May 1, 2019, the Portfolio underwent a restructuring that included changes to its benchmark and management team. As of May 1, 2019, the Portfolio’s primary benchmark became the 60% Bloomberg Barclays U.S. Aggregate Bond Index/ 30% Russell 1000® Index/10% MSCI EAFE® Index, and VIM assumed responsibility for managing the Portfolio. The Portfolio consists of three underlying investment strategies (“sleeves”) in weights matching the components of the benchmark: Voya Strategic Income Opportunities Fund (60%), Voya U.S. High Dividend Low Volatility Fund (30%) and International High Dividend Low Volatility Fund (10%).

Portfolio Managers’ Report	Voya Balanced Income Portfolio

Overall, the Portfolio underperformed it’s benchmark during the reporting period. The Voya U.S. High Dividend Low Volatility Fund and International Dividend Low Volatility Fund sleeves underperformed their respective benchmarks due to unfavorable stock selection in most sectors and detracted from the Portfolio’s relative results. The fixed-income sleeve also underperformed the Bloomberg Barclays U.S. Aggregate Bond Index and detracted from results during the period.
Current Strategy and Outlook: The Portfolio seeks to maintain a conservative, risk-adjusted return profile, with a strategic investment allocation split between 60% fixed income and 40% equities. The Portfolio sleeves emphasize income-producing securities and potential to generate above-average yield.
After several months of easing in monetary policy from global central banks, the effects are beginning to trickle through to the real economy: the manufacturing sector is showing signs of life, while consumer demand remains strong. We believe relaxed financial conditions and a robust labor market are likely to keep the marginal improvement trend in place. We view the likelihood of a U.S. recession over the next 12 months as low. We believe that central banks appear willing to provide sufficient liquidity to prolong the cycle, inflation is tame and there are no materially worrisome signs of financial excess.
What’s more, in our opinion, the probability of an exogenous shock has declined as U.S. and Chinese officials appear to be making progress on trade. Assuring us of this opinion are strong non-farm payrolls, contained high yield spreads and decent consumer confidence, which is corroborated by strong auto sales. Furthermore, although we have discounted the yield curve as a leading indicator of recession given the distortions arising from unconventional central bank asset buying and negative term premiums, it is our opinion that the areas of the curve most closely correlated with future recessions have reverted to a more normal shape.
As a result, we maintain a favorable view of stocks. Third quarter U.S. corporate earnings reports are coming in better than expected, as 75% of S&P 500® Index companies have reported positive earnings per share surprises and 60% have beaten revenue estimates. With profit margins for U.S. large cap companies well above their long-term average, we believe that further gains in S&P 500® Index stocks will most likely need to come from revenue growth or earnings multiple expansion. We are reticent to rely much on top-line growth, given the lackluster, albeit improving, economic backdrop; yet we see scope for further tightening of the equity risk premium and higher valuations.
That said, we believe that the relative advantage U.S. large caps have held over smaller cap and foreign stocks is lessening. Multiple financial indicators suggest economic activity is gaining momentum, such as a move-up in global PMIs, strong performance from global semiconductor stocks and high copper prices. Following a long bout of underperformance, non-U.S. stocks are under-owned and in our opinion, relatively cheap.

*
The Board of Trustees of the Portfolio approved the strategy change and sub-adviser replacement of Franklin with VIM effective May 1, 2019.

In conjunction with the strategy change and sub-adviser replacement, Effective May 1, 2019, Paul Zemsky, Brian Timberlake, and Vincent Costa were added as portfolio managers to the Portfolio and Brendan Circle, Edward D. Perks, and Matt Quinlan were removed as portfolio managers to the Portfolio.
In conjunction with the strategy change and sub-adviser replacement, the Portfolio’s name changed to VY® Balanced Income Portfolio.
**
Effective May 1, 2019, the sub-adviser changed the primary benchmark from the S&P 500® Index to the 60% Bloomberg Barclays U.S. Aggregate Bond Index/ 30% Russell 1000® Index/10% MSCI EAFE® Index because the 60% Bloomberg Barclays U.S. Aggregate Bond Index/30% Russell 1000® Index/ 10% MSCI EAFE® Index is considered by the sub-adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

***
Beginning April 16, 2019, through the close of business on April 30, 2019, the Portfolio was in a transition period and may have held a large portion of the Portfolio’s assets in temporary investments.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Balanced Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	17.93%	5.71%	7.36%
Class I	18.73%	6.31%	7.99%
Class S	18.40%	6.10%	7.75%
Class S2	18.15%	5.92%	7.58%
60% Bloomberg Barclays U.S. Aggregate Bond Index/30% Russell 1000® Index/10% MSCI EAFE® Index	16.72%	6.00%	7.04%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%
Russell 1000® Index	31.43%	11.48%	13.54%
MSCI EAFE® Index	22.01%	5.67%	5.50%
S&P 500® Index	31.49%	11.70%	13.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to May 1, 2019, the Portfolio was managed by a different sub-adviser.

Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P 500® Index to the 60% Bloomberg Barclays U.S. Aggregate Bond Index/30% Russell 1000® Index/10% MSCI EAFE® Index because the 60% Bloomberg Barclays U.S. Aggregate Bond Index/30% Russell 1000® Index/10% MSCI EAFE® Index is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

Portfolio Managers’ Report	Voya High Yield Portfolio

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)

Corporate Bonds/Notes	95.4%
Bank Loans	1.0%
Convertible Bonds/Notes	0.2%
Common Stock	0.1%
Warrants*	0.0%
Preferred Stock*	0.0%
Other*	0.0%
Assets in Excess of Other Liabilities**	3.3%
Net Assets	100.0%
* Amount is less than 0.05%
** Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Rick Cumberledge, CFA, and Randall Parrish, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 15.22% compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index”), which returned 14.32% for the same period.
Portfolio Specifics: High yield posted a 14.32% total return for 2019, as spreads compressed 190 basis points (1.90%) to close the year at an option-adjusted spread of 336 basis points (3.36%). Quality outperformed, partially driven by a decline in interest rates, with BB-rated bonds modestly outperforming B-rated bonds, while CCC-rated bonds lagged materially all year before playing some catch-up in the fourth quarter of 2019.
The Portfolio outperformed the Index for the year. Outperformance was driven by security selection across a wide array of industries. Pharmaceuticals was the largest contributor, specifically the Portfolio’s holding in Bausch Health Companies. The Portfolio’s underweight in oil field services also added to outperformance, as the sector struggled with the volatility in oil prices throughout the year. Other notable contributors to outperformance included selection in wirelines, driven by holdings in Altice USA, and retailers, driven by holdings in PetSmart Inc. Cash was the largest detractor from relative performance. Selection in health care and paper industries also modestly detracted from results for the period.
Current Strategy and Outlook: Credit fundamentals are reasonable as mixed data are showing early signs of stabilization in
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

HCA, Inc., 5.375%, 02/01/25	0.9%
Bausch Health Americas, Inc., 8.500%, 01/31/27	0.8%
Sprint Corp., 7.125%, 06/15/24	0.7%
1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	0.7%
CSC Holdings LLC, 5.250%, 06/01/24	0.7%
CommScope Tech Finance LLC, 6.000%, 06/15/25	0.6%
Standard Industries, Inc./NJ, 6.000%, 10/15/25	0.6%
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.250%, 05/15/26	0.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	0.6%
Post Holdings, Inc., 5.625%, 01/15/28	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
manufacturing. Earnings growth has slowed but we expect a recovery in 2020. We believe that credit statistics remain stable outside the energy sector, given intentional leveraging; other typical late-cycle behavior has been limited. In our view, supply and demand remain well supported: a rebound of issuance in 2019 was well absorbed and flows into the asset class were robust. Valuations look high to us, but absent a recession in 2020, the next market-wide default cycle remains beyond the horizon.
We continue to prefer B-rated bonds, but see select opportunities among higher-quality CCC-rated issues. Given what we consider to be the continued strength of the U.S. consumer, we prefer domestically oriented sectors such as leisure, building materials and retailers, as well as media and entertainment, which we believe will benefit from the upcoming election cycle and the Olympics. We are maintaining an underweight to energy, given our bearish view on natural gas and belief that the recent oil rally was overdone.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya High Yield Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	14.82%	5.51%	6.45%
Class I	15.37%	6.11%	7.08%
Class S	15.22%	5.87%	6.82%
Class S2	14.91%	5.71%	6.62%
Bloomberg Barclays High Yield Bond - 2% Issuer Constrained Composite Index	14.32%	6.14%	7.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to February 5, 2014, the Portfolio was managed by a different sub-adviser.

Portfolio Managers’ Report	Voya Large Cap Growth Portfolio

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Information Technology	37.9%
Health Care	14.9%
Consumer Discretionary	13.9%
Communication Services	11.4%
Industrials	9.8%
Consumer Staples	4.7%
Financials	3.0%
Real Estate	2.4%
Materials	1.4%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Jeffrey Bianchi, CFA, Kristy Finnegan, CFA, and Michael Pytosh, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares, provided a total return of 32.41% compared to the Russell 1000® Growth Index, which returned 36.39% for the same period.
Portfolio Specifics: The Portfolio underperformed the Russell 1000® Growth Index during the reporting period, namely due to stock selection effects. Stock selection within the information technology and consumer staples sectors detracted the most from performance. An allocation to cash, while within the typical range, was also a headwind during the period. Conversely, stock selection within the financial sector and, to a lesser extent, the materials sector, contributed the most to performance.
The biggest detractors included Apple, Inc., United Health Group Inc. and Biogen, Inc.
An underweight allocation to Apple, Inc. was a headwind during the period. The stock price advanced throughout the year following its low expectation iPhone release in September, followed by third quarter earnings that exceeded expectations. The company also raised guidance, citing strong results across phones, services and wearables. A notable improvement within their China business was also well-received by investors.
Our positioning in UnitedHealth Group, Inc. detracted from results. An overweight earlier in the period was a headwind, as managed care and healthcare services stocks were under pressure due to several proposals that could change the economics for Medicare drug plans and Pharmacy Benefit Managers. In addition, proposed changes by several Democratic Presidential candidates to the U.S. healthcare system as part of their 2020 election platforms weighted on its shares. In the fourth quarter of 2019, not owning the stock had a negative impact. Sentiment for the managed care group improved following better than feared third quarter results, Elizabeth Warren’s decline in the election polls and the permanent repeal of the Health Insurer Fee tax. In addition to improved sentiment for the group, the company outperformed following its well-received earnings update, citing an inline medical loss ratio and that commercial medical cost trends that were tracking better than expected.
An overweight position in Biogen Inc., a biotech company focused on treatments for neurological diseases such as Multiple Sclerosis, Spinal Muscular Atrophy and Alzheimer’s disease, was a headwind during the period. Its shares traded off following the company’s announced discontinuation of its Phase 3 Alzheimer’s trials for its drug Aducanumab.
The top contributors during the year included Humana, Inc., Lam Research Corp. and Cisco Systems, Inc.
An overweight position in managed care company Humana, Inc., generated favorable results. Its shares advanced following its solid quarterly earnings report, headlined by a 10% earnings per share beat, which was primarily driven by better-than-expected individual Medicare Advantage medical cost
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Amazon.com, Inc.	6.5%
Microsoft Corp.	6.3%
Apple, Inc.	5.9%
Facebook, Inc. - Class A	5.6%
Visa, Inc. - Class A	4.4%
Merck & Co., Inc.	3.0%
Intuit, Inc.	2.9%
Alphabet, Inc. - Class A	2.5%
American Tower Corp.	2.4%
O’Reilly Automotive, Inc.	2.4%
Portfolio holdings are subject to change daily.
trends driving upside. In addition, management raised calendar year 2019 guidance and provided an expected 2020 individual Medicare Advantage membership growth outlook that exceeded expectations.
An overweight position in semiconductor company Lam Research Corp. added value, following a solid earnings beat and raised guidance. Investors gained greater confidence in the stabilization in the memory market and expectations for the company to return to growth in 2020, while also gaining significant share.
Not owning benchmark security Cisco Systems, Inc. contributed to performance. Its shares traded off in response to disappointing earnings results and weaker-than-expected fiscal rear 2020 guidance. The company reported a deceleration across its business, product order growth declines, as well as broad-based softness in Asia-Pacific/China.
Current Strategy and Outlook: In our view, the U.S. economy is in the later stages of the economic cycle. While the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow, active dividend increases and share buybacks, we believe corporate profit growth is poised to decelerate as record high incremental margins reach their peak. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with strong fundamentals and what we believe to be attractive relative valuations.

*
Effective August 1, 2019, Kristy Finnegan was added as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large Cap Growth Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	31.90%	12.73%	13.84%
Class I	32.77%	13.42%	14.50%
Class R6(1)	32.82%	13.42%	14.50%
Class S	32.41%	13.13%	14.21%
Class S2	32.16%	12.95%	14.04%
Russell 1000® Growth Index	36.39%	14.63%	15.22%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to June 11, 2010, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Large Cap Value Portfolio

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Financials	23.6%
Health Care	13.7%
Industrials	9.5%
Consumer Staples	8.9%
Energy	8.5%
Communication Services	8.2%
Information Technology	6.3%
Utilities	6.2%
Consumer Discretionary	5.6%
Real Estate	5.0%
Materials	4.0%
Communications*	0.0%
Assets in Excess of Other Liabilities**	0.5%
Net Assets	100.0%
* Amount is less than 0.05%
** Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Vincent Costa, CFA, and James Dorment, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 24.78% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 26.54% for the same period.
Portfolio Specifics: For the year ended December 31, 2019, the Portfolio underperformed the Index, due to weak security selection and asset allocation. On the sector level, stock selection within the health care and energy sectors had the largest negative impact on relative performance. Key detractors included underweights of Intel Corporation and Qualcomm Inc., and an overweight of Edison International. The Portfolio’s allocation to cash, although within the typical range, also detracted from relative performance.
By contrast, consumer staples and materials sectors had the largest positive impact on performance. At the individual stock level, key contributors included not owning benchmark holding Berkshire Hathaway Inc. Class B, and overweight positions in Air Products and Chemicals, Inc. and Discover Financial Services.
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

JPMorgan Chase & Co.	3.8%
AT&T, Inc.	3.8%
Bank of America Corp.	3.7%
Johnson & Johnson	3.7%
Walt Disney Co.	2.8%
US Bancorp	2.6%
Philip Morris International, Inc.	2.4%
Procter & Gamble Co.	2.4%
Goldman Sachs Group, Inc.	2.3%
Chevron Corp.	2.2%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio strategy has sought to provide.

*
Effective June 1, 2019 Christopher F. Corapi retired and was removed as a portfolio manager for the Portfolio. Effective August 1, 2019, Kristy Finnegan was removed as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large Cap Value Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class S2 September 9, 2013
Class ADV	24.45%	6.71%	10.62%	—
Class I	25.12%	7.34%	11.27%	—
Class R6(1)	25.14%	7.33%	11.27%	—
Class S	24.78%	7.08%	11.01%	—
Class S2	24.63%	6.93%	—	8.49%
Russell 1000® Value	26.54%	8.29%	11.80%	10.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Limited Maturity Bond Portfolio

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)

Corporate Bonds/Notes	43.7%
U.S. Treasury Obligations	20.2%
Asset-Backed Securities	17.1%
Commercial Mortgage-Backed Securities	11.1%
Collateralized Mortgage Obligations	5.5%
Supranational Bonds	0.1%
U.S. Government Agency Obligations*	0.0%
Assets in Excess of Other Liabilities**	2.3%
Net Assets	100.0%
* Amount is less than 0.05%
** Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Limited Maturity Bond Portfolio (the “Portfolio”) seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 4.06% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, which returned 4.03% for the same period.
Portfolio Specifics: Sector allocation drove outperformance for the reporting period. Our decision to remain overweight investment-grade corporate bonds versus an underweight to U.S. Treasuries contributed to performance, as the former proved to be the most sensitive to the improved global backdrop. In commercial mortgage-backed securities (“CMBS”), we maintained our overweight based on the yield advantage versus other high-quality sectors. In addition, we maintained our overweight to high-quality asset-backed securities (“ABS”), as we thought the sector would continue to be well bid and offer solid returns. This allocation proved to be additive to performance, driven by the well-positioned consumer and supportive labor markets. Duration and yield curve positioning
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

United States Treasury Note, 2.125%, 01/31/21	9.2%
United States Treasury Note, 1.625%, 12/15/22	7.8%
United States Treasury Note, 1.625%, 12/31/21	2.6%
Kreditanstalt fuer Wiederaufbau, 4.000%, 01/27/20	1.0%
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.418%, 08/15/46	1.0%
Ginnie Mae Series 2012-H31 FD, 2.114%, 12/20/62	0.9%
Fannie Mae REMICS 2011-68 F, 2.062%, 07/25/31	0.9%
Fannie Mae REMICS 2011-51 FM, 2.442%, 06/25/41	0.7%
BX Commercial Mortgage Trust 2019-XL D, 3.190%, 10/15/36	0.6%
Fannie Mae REMICS 2006-43-FJ, 2.202%, 06/25/36	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

contributed to performance, while security selection to Treasuries detracted from performance.
Swaps, options and futures were used in conjunction with cash bonds for duration and yield curve management. These investment decisions in total (derivative instruments and cash securities) added to the Portfolio’s performance over the reporting period.
Current Strategy and Outlook: Entering 2020, we believe that there are signs of steadying economic growth, especially outside the United States. However, while we believe this positive outlook for growth will prove supportive to spread sectors, in our view, geopolitical and monetary policy uncertainty, coupled with what we believe to be somewhat rich valuations across many sectors, will limit potential upside.
We continue to believe corporate credit risk is idiosyncratic, not systemic. We believe the path to future investment success will be paved by security selection as this backdrop favors idiosyncratic opportunities over broad market risk taking. We believe that if volatility does strike, perceived “losers” will be excessively punished and avoiding these investments will be critical. As we have over the past year, we will continue to view episodes of volatility in credit markets as fertile ground for identifying oversold individual credits with strong fundamentals.
Based on current valuations, we continue to favor securitized credit over corporate credit on a relative basis. Fundamentally, we believe agency mortgage-backed securities are attractive relative to Treasuries and other high-grade assets. In addition, we see opportunities in non-agency residential mortgage-backed securities (“RMBS”), CMBS and ABS as an attractive source of durable yield to capture while we diligently surveil markets for new opportunities.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Limited Maturity Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	3.66%	1.26%	1.19%
Class I	4.33%	1.88%	1.79%
Class S	4.06%	1.63%	1.53%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	4.03%	1.67%	1.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Limited Maturity Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya U.S. Stock Index Portfolio

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Information Technology	22.9%
Health Care	14.0%
Financials	12.8%
Communication Services	10.3%
Consumer Discretionary	9.6%
Industrials	8.9%
Consumer Staples	7.1%
Energy	4.3%
Utilities	3.3%
Real Estate	2.9%
Materials	2.6%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 31.12% compared to the S&P 500® Index, which returned 31.49% for the same period.
Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to track the S&P 500® Index by principally investing in stocks that make up the S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.
While all sectors generated positive returns for the reporting period, absolute performance was strongest within information technology, communication services and financials. By contract, energy was the bottom-performing sector on an absolute basis for the reporting period.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

Apple, Inc.	4.5%
Microsoft Corp.	4.4%
Amazon.com, Inc.	2.8%
Facebook, Inc. - Class A	1.8%
Berkshire Hathaway, Inc. – Class B	1.6%
JPMorgan Chase & Co.	1.6%
Alphabet, Inc. - Class A	1.5%
Alphabet, Inc. - Class C	1.5%
Johnson & Johnson	1.4%
Visa, Inc. - Class A	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
management” approach designed to track the performance of the S&P 500® Index.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya U.S. Stock Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	30.43%	10.81%	12.66%
Class I	31.12%	11.39%	13.25%
Class P2(1)	31.27%	11.46%	13.29%
Class S	30.77%	11.13%	12.99%
Class S2	30.60%	10.96%	12.80%
S&P 500® Index	31.49%	11.70%	13.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Stock Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	VY® Clarion Real Estate Portfolio

REIT Diversification as of December 31, 2019 (as a percentage of net assets)

Specialized REITs	19.1%
Residential REITs	18.4%
Office REITs	14.7%
Industrial REITs	12.1%
Retail REITs	11.4%
Health Care REITs	10.5%
Hotel & Resort REITs	5.9%
Diversified REITs	5.9%
IT Consulting & Other Services	0.8%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Clarion Real Estate Portfolio (the “Portfolio”) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, and Joseph P. Smith, CFA, President, and Co-Chief Investment Officer, of CBRE Clarion Securities LLC (“CBRE”) — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 28.15% compared to the MSCI U.S. REIT® Index, which returned 25.84% for the same period.
Portfolio Specifics: Real estate stocks generated a strong total return in 2019. After several lackluster performance years, real estate stocks had an impressive bounce-back year in 2019. Performance was broad-based, led by the industrial and technology sectors with only the challenged mall sector finishing the year in the red. Overall, real estate stocks were driven by the stock specific attributes of attractive valuations, stable earnings, and well-covered dividends. The stocks also benefited from a favorable macro backdrop as exemplified by three 25 basis point (0.25%) cuts in policy rates by the Federal Open Market Committee (to a now 1.50 – 1.75% range), continued accommodative central bank policies around the world, a possible breakthrough in trade negotiations between the U.S. and China, and a U.K. election in December 2019 that appeared to have brought clarity to the direction of the Brexit process in 2020. Given that many of the real estate and macro characteristics that defined 2019 are expected to remain in place for the foreseeable future, 2020 may be another attractive total return year for real estate stocks.
We believe this moderate global economic environment is good for real estate stocks. We believe that the economic expansion should continue in 2020, but we acknowledge that this economic expansion is the longest in generations and could be derailed by geopolitical risks including Brexit, U.S. trade policy uncertainty, and a slowing/bottoming Chinese economy. As a result of these geopolitical risks at this juncture of the economic expansion, we believe that central banks around the world will remain accommodative and keep interest rate increases on-hold for 2020. Inflationary pressures appear tame at present. Despite a slowing pace of growth, we believe that labor markets remain tight at this stage of the economic cycle and the capital markets remain receptive to companies that need to raise or refinance attractively priced debt.
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

ProLogis, Inc.	7.2%
Equity Residential	5.4%
Equinix, Inc.	5.4%
Healthpeak Properties, Inc.	4.1%
Invitation Homes, Inc.	3.8%
Simon Property Group, Inc.	3.6%
VEREIT, Inc.	3.6%
VICI Properties, Inc.	3.2%
Healthcare Trust of America, Inc.	3.2%
Alexandria Real Estate Equities, Inc.	3.2%
Portfolio holdings are subject to change daily.
The Portfolio outperformed MSCI U.S. REIT® Index during the period as the result of positive stock selection and sector allocation decisions. Stock selection accounted for the majority of relative outperformance for the year and was led by portfolio holdings in the net lease, technology real estate and healthcare sectors. Holdings in the office, storage, shopping center and hotel sectors also benefited performance. Malls and industrial were modest detractors from relative performance. Sector selection benefited from positioning in the mall, technology real estate and hotel sectors.
Current Strategy and Outlook: Real estate stocks have a stable earnings outlook and a mid-3% dividend yield that we believe should grow in line with earnings. We believe that real estate stocks are attractively priced versus the private real estate market as well as various forms of fixed income, and there is a significant amount of capital amassing in the private real estate market that could catalyze the real estate stocks with increased real estate M&A activity.
We are positive on property types and markets with valuations that we believe are attractive relative to their growth. In the U.S., we favor data centers, cell towers, West Coast office, grocery anchored shopping centers, medical office, life science, and gaming REITs. We are cautious and selective in markets and property types which screen expensive relative to the rate of earnings growth, in our view. This includes the U.S. skilled nursing, lodging and industrial sectors. This also includes Class B mall/shopping center companies.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® Clarion Real Estate Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	27.71%	5.59%	10.72%
Class I	28.47%	6.23%	11.39%
Class S	28.15%	5.96%	11.11%
Class S2	27.97%	5.80%	10.94%
MSCI U.S. REIT® Index	25.84%	7.03%	11.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Clarion Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	VY® JPMorgan Small Cap Core Equity Portfolio

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Industrials	20.0%
Financials	17.7%
Health Care	14.3%
Information Technology	12.2%
Consumer Discretionary	9.6%
Real Estate	6.8%
Materials	5.4%
Consumer Staples	3.3%
Utilities	2.9%
Energy	2.2%
Communication Services	2.2%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) seeks capital growth over the long-term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed in two sleeves — the quantitative sleeve managed by Wonseok Choi, Managing Director, Akash Gupta, CFA and Executive Director, Lindsey Houghton, Executive Director, Johnathon Tse, Executive Director and Phillip D. Hart, CFA, Managing Director, and the fundamental sleeve managed by Daniel J. Percella, CFA, Managing Director and Don San Jose, CFA, Managing Director, Portfolio Managers* of J.P. Morgan Investment Management Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 26.39% compared to the Russell 2000® Index, which returned 25.52% for the same period.
Portfolio Specifics: The quantitative sleeve underperformed the Russell 2000® Index during the year.
Stock selection in the consumer cyclical and media sectors detracted most from performance. At the individual stock level, an overweight in CommVault Systems and underweight in Array Biopharma were the top detractors. Within the software & services sector, CommVault Systems initially declined after the company reported weaker-than-expected fourth quarter earnings. The challenged quarterly report was a result of lower-than-expected revenues from large enterprise transactions. The company further tumbled after missing consensus estimates for the first quarter of 2020. Poor results were attributable to an overall slowdown in the Americas business with software & products revenue decreasing -15% year-over-year. Array Biopharma rallied after it was announced the company will be acquired by Pfizer for a premium. The addition of Array Biopharma is expected to strengthen Pfizer’s biopharmaceutical business and expand its cancer portfolio with targeted therapies.
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

Performance Food Group Co.	1.7%
Toro Co.	1.4%
Pool Corp.	1.4%
Aptargroup, Inc.	1.2%
Molina Healthcare, Inc.	1.0%
Portland General Electric Co.	1.0%
EastGroup Properties, Inc.	0.9%
First Horizon National Corp.	0.9%
Catalent, Inc.	0.9%
Encompass Health Corp.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Alternatively, stock selection in the health services & systems and retail sectors contributed most to performance. At the individual stock level, overweights in Tenet Healthcare and The Medicines were the top contributors. Within the health services & systems sector, Tenet Healthcare largely rallied in later half of the year. Shares rose in tandem with hospital and managed care peers as the landmark lawsuit Texas vs Azar found that an individual mandate of the Affordable Care Act was unconstitutional. Shares further increased after the company posted strong third quarter results and raised guidance, noting positive growth across all segments. Within the pharmaceutical sector, The Medicines contributed to performance. Shares rose on the news that the company would be acquired by Novartis. We believe this deal further helps Novartis build out its heart treatment portfolio.
The fundamental sleeve outperformed the Russell 2000® Index during the year. Stock selection in the producer durables and consumer discretionary sectors contributed the most to performance. Stock selection in the materials and processing sector was the top detractor from performance, followed by stock selection and an underweight allocation to the technology sector.

VY® JPMorgan Small Cap Core Equity Portfolio	Portfolio Managers’ Report

Catalent and Performance Food Group were top contributors during the year. Catalent outperformed after reporting solid results in the year as well as announcing the acquisition of Paragon, a gene therapy drug manufacturing business, which was well received by investors. Performance Food Group traded higher after posting consistent results and announcing the acquisition of Reinhart Foodservice during the year. The defensive characteristics of the business also helped the stock outperform during periods of macro uncertainty in the back half of the year. Catalent and Performance Food Group remain top holdings in the portfolio.
ICU Medical and Core Laboratories were top detractors. ICU Medical underperformed after reporting disappointing earnings results and guidance in the third quarter of the year. The lower guidance was caused by a build-up of excess industry supply for IV solutions, largely due to irrational competitor behavior, forcing the company to make adjustments. Core Laboratories underperformed after reporting mixed results throughout the year. Later in the year, shares traded lower after the company lowered guidance and cut their dividend. The portfolio continues to have positions in ICU Medical and Core Laboratories.
Current Strategy and Outlook: We continue to focus on the fundamentals of the economy and of company earnings. We believe that both trade and changes to employment rates will be integral to investor sentiment moving forward.
While we believe that a healthy consumer should continue to provide support to the equity market, we are monitoring the incremental risks that could represent headwinds for U.S. stocks. In particular, we continue to watch closely the state of trade relations and movements in employment growth, which have the potential to heighten volatility.
We seek to own high-quality businesses, run by management teams with a proven track record of creating shareholder value, at what we believe to be attractive valuations. From a positioning perspective, consumer discretionary, which started the year close to a market weight, is now the top overweight position followed by producer durables. Health care remains the top underweight exposure, as our relative weight widened throughout the year. The technology sector also remains a top underweight.

*
Effective November 1, 2019, Dennis Ruhl was removed as a portfolio manager to the Portfolio and Wonseok Choi, Akash Gupta, Lindsey Houghton, and Johnathon Tse have been added as portfolio managers to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	VY® JPMorgan Small Cap Core Equity Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	25.96%	8.51%	12.70%
Class I	26.75%	9.16%	13.37%
Class R6(1)	26.78%	9.15%	13.37%
Class S	26.39%	8.88%	13.08%
Class S2	26.20%	8.72%	12.92%
Russell 2000® Index	25.52%	8.23%	11.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Small Cap Core Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Voya Balanced Income Portfolio
Class ADV	$1,000.00	$1,036.00	1.22%	$6.26	$1,000.00	$1,019.06	1.22%	$6.21
Class I	1,000.00	1,038.90	0.62	3.19	1,000.00	1,022.08	0.62	3.16
Class S	1,000.00	1,037.90	0.87	4.47	1,000.00	1,020.82	0.87	4.43
Class S2	1,000.00	1,036.40	1.02	5.24	1,000.00	1,020.06	1.02	5.19
Voya High Yield Portfolio
Class ADV	$1,000.00	$1,038.60	1.08%	$5.55	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	1,040.70	0.48	2.47	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	1,040.40	0.73	3.75	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	1,039.60	0.88	4.52	1,000.00	1,020.77	0.88	4.48
Voya Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,109.50	1.27%	$6.75	$1,000.00	$1,018.80	1.27%	$6.46
Class I	1,000.00	1,112.90	0.67	3.57	1,000.00	1,021.83	0.67	3.41
Class R6	1,000.00	1,112.90	0.67	3.57	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	1,111.00	0.92	4.90	1,000.00	1,020.57	0.92	4.69
Class S2	1,000.00	1,110.30	1.07	5.69	1,000.00	1,019.81	1.07	5.45

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Voya Large Cap Value Portfolio
Class ADV	$1,000.00	$1,077.90	1.24%	$6.49	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,080.40	0.64	3.36	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	1,080.40	0.64	3.36	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,079.00	0.89	4.66	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,077.90	1.04	5.45	1,000.00	1,019.96	1.04	5.30
Voya Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$1,010.00	0.89%	$4.51	$1,000.00	$1,020.72	0.89%	$4.53
Class I	1,000.00	1,013.00	0.29	1.47	1,000.00	1,023.74	0.29	1.48
Class S	1,000.00	1,011.70	0.54	2.74	1,000.00	1,022.48	0.54	2.75
Voya U.S. Stock Index Portfolio
Class ADV	$1,000.00	$1,105.30	0.80%	$4.25	$1,000.00	$1,021.17	0.80%	$4.08
Class I	1,000.00	1,108.00	0.27	1.43	1,000.00	1,023.84	0.27	1.38
Class P2	1,000.00	1,108.30	0.15	0.80	1,000.00	1,024.05	0.15	0.77
Class S	1,000.00	1,106.50	0.51	2.71	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,105.50	0.67	3.56	1,000.00	1,021.83	0.67	3.41
VY® Clarion Real Estate Portfolio
Class ADV	$1,000.00	$1,079.80	1.31%	$6.87	$1,000.00	$1,018.60	1.31%	$6.67
Class I	1,000.00	1,082.80	0.71	3.73	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,081.30	0.96	5.04	1,000.00	1,020.37	0.96	4.89
Class S2	1,000.00	1,080.70	1.11	5.82	1,000.00	1,019.61	1.11	5.65
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,069.30	1.45%	$7.56	$1,000.00	$1,017.90	1.45%	$7.37
Class I	1,000.00	1,072.00	0.85	4.44	1,000.00	1,020.92	0.85	4.33
Class R6	1,000.00	1,072.70	0.85	4.44	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	1,070.90	1.10	5.74	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	1,070.20	1.25	6.52	1,000.00	1,018.90	1.25	6.36

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees
Voya Investors Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Income Portfolio (formerly VY® Franklin Income Portfolio), Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio (the Funds), each a series of Voya Investors Trust, including the summary portfolios and portfolio of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 21, 2020

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
ASSETS:
Investments in securities at fair value+*	$343,708,755	$568,103,780	$5,818,110,098	$1,080,579,804
Investments in affiliated underlying funds at fair value**	33,156,275	—	—	—
Short-term investments at fair value***	2,178,222	123,820,457	87,532,651	35,966,985
Cash	17,602,841	489	1,823,723	224,715
Cash collateral for futures	400,337	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	400,000	—	—	—
Foreign currencies at value****	96,117	—	—	133,609
Receivables:
Investment securities and currencies sold	30,220	7,681,033	—	1,094,716
Fund shares sold	1,614,600	1,713,417	414,421	82,485
Dividends	227,116	—	5,123,926	1,602,289
Interest	1,159,340	8,792,328	286	107
Foreign tax reclaims	190,011	—	—	113,998
Unrealized appreciation on forward foreign currency contracts	1,037,336	—	—	—
Prepaid expenses	2,794	—	39,405	7,656
Reimbursement due from manager	—	—	—	88,285
Other assets	23,196	33,353	248,103	72,101
Total assets	401,827,160	710,144,857	5,913,292,613	1,119,966,750
LIABILITIES:
Payable for investment securities and currencies purchased	311,630	3,451,137	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	9,539,477	—	—	—
Payable for fund shares redeemed	4,151	311,709	21,768,244	1,252,233
Payable upon receipt of securities loaned	2,178,222	118,699,752	33,895,651	31,192,985
Unrealized depreciation on forward foreign currency contracts	697,516	—	—	—
Unrealized depreciation on OTC swap agreements	36,587	—	—	—
Variation margin payable on centrally cleared swaps	2,651	—	—	—
Payable for unified fees	—	234,658	—	—
Payable for investment management fees	186,709	—	3,204,238	656,078
Payable for distribution and shareholder service fees	104,020	109,871	1,374,208	168,426
Payable to trustees under the deferred compensation plan (Note 6)	23,196	33,353	248,103	72,101
Payable for trustee fees	1,951	—	28,262	5,370
Other accrued expenses and liabilities	127,292	—	690,159	173,034
Written options, at fair value^	1,015	—	—	—
Total liabilities	13,214,417	122,840,480	61,208,865	33,520,227
NET ASSETS	$388,612,743	$587,304,377	$5,852,083,748	$1,086,446,523
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$334,565,649	$608,559,433	$3,967,194,125	$880,136,229
Total distributable earnings (loss)	54,047,094	(21,255,056)	1,884,889,623	206,310,294
NET ASSETS	$388,612,743	$587,304,377	$5,852,083,748	$1,086,446,523
+ Including securities loaned at value	$2,109,005	$115,799,622	$33,082,121	$30,471,864
* Cost of investments in securities	$324,823,563	$551,003,567	$4,626,656,984	$961,661,927
** Cost of investments in affiliated underlying funds	$33,771,324	$—	$—	$—
*** Cost of short-term investments	$2,178,222	$123,820,222	$87,532,651	$35,966,985
**** Cost of foreign currencies	$97,765	$—	$—	$131,202
^ Premiums received on written options	$28,704	$—	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
Class ADV
Net assets	$78,155,140	$87,539,716	$1,890,631,161	$53,097,525
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,337,214	8,811,037	105,248,799	4,440,872
Net asset value and redemption price per share	$10.65	$9.94	$17.96	$11.96
Class I
Net assets	$8,836,068	$189,247,475	$2,000,466,393	$367,345,273
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	789,728	19,033,491	100,904,765	30,056,027
Net asset value and redemption price per share	$11.19	$9.94	$19.83	$12.22
Class R6
Net assets	n/a	n/a	$59,938,225	$306,238
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	3,021,820	25,075
Net asset value and redemption price per share	n/a	n/a	$19.84	$12.21
Class S
Net assets	$295,942,214	$307,505,569	$1,839,828,783	$665,552,586
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	26,600,053	30,949,844	95,755,327	55,268,226
Net asset value and redemption price per share	$11.13	$9.94	$19.21	$12.04
Class S2
Net assets	$5,679,321	$3,011,617	$61,219,186	$144,901
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	511,422	302,695	3,216,216	12,014
Net asset value and redemption price per share	$11.10	$9.95	$19.03	$12.06
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$281,245,791	$6,905,394,427	$329,975,949	$529,478,595
Short-term investments at fair value**	5,224,075	168,400,367	7,263,409	35,398,291
Cash	921,889	1,255,974	—	—
Cash collateral for futures	222,327	3,858,562	—	383,530
Receivables:
Investment securities sold	7,917	—	3,621,427	404,287
Fund shares sold	487,322	1,733,143	273,964	1,254,919
Dividends	12,011	7,008,017	1,834,328	652,610
Interest	1,566,315	—	—	—
Other	—	—	—	135,398
Prepaid expenses	—	—	2,483	—
Reimbursement due from manager	—	218,046	30,142	—
Receivable due from manager	—	—	—	109,207
Other assets	14,146	162,981	26,762	26,334
Total assets	289,701,793	7,088,031,517	343,028,464	567,843,171
LIABILITIES:
Payable for investment securities purchased	1,500,703	—	2,942,863	848,114
Payable for fund shares redeemed	260,297	10,026,071	151,608	2,004,045
Payable upon receipt of securities loaned	5,075	80,158,367	5,500,430	16,382,548
Payable for unified fees	69,949	1,495,896	—	482,606
Payable for investment management fees	—	—	221,889	—
Payable for distribution and shareholder service fees	23,817	130,811	86,194	124,674
Payable to trustees under the deferred compensation plan (Note 6)	14,146	162,981	26,762	26,334
Payable for trustee fees	—	—	1,721	—
Other accrued expenses and liabilities	—	—	71,652	—
Total liabilities	1,873,987	91,974,126	9,003,119	19,868,321
NET ASSETS	$287,827,806	$6,996,057,391	$334,025,345	$547,974,850
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$286,155,400	$4,081,387,746	$268,965,356	$466,189,338
Total distributable earnings	1,672,406	2,914,669,645	65,059,989	81,785,512
NET ASSETS	$287,827,806	$6,996,057,391	$334,025,345	$547,974,850
+ Including securities loaned at value	$4,972	$78,310,394	$5,356,212	$15,940,332
* Cost of investments in securities	$279,796,185	$4,268,478,242	$293,950,748	$444,089,002
** Cost of short-term investments	$5,224,075	$168,400,367	$7,263,409	$35,398,291
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
Net assets	$15,578,953	$102,812,951	$63,873,129	$130,058,360
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,571,892	6,278,275	1,755,358	8,728,997
Net asset value and redemption price per share	$9.91	$16.38	$36.39	$14.90
Class I
Net assets	$197,182,414	$4,065,090,885	$24,411,801	$240,957,456
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	19,498,018	239,266,245	636,052	14,863,177
Net asset value and redemption price per share	$10.11	$16.99	$38.38	$16.21
Class P2
Net assets	n/a	$2,395,088,708	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	140,466,505	n/a	n/a
Net asset value and redemption price per share	n/a	$17.05	n/a	n/a
Class R6
Net assets	n/a	n/a	n/a	$38,160,727
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	2,355,798
Net asset value and redemption price per share	n/a	n/a	n/a	$16.20
Class S
Net assets	$75,066,439	$283,767,561	$230,345,978	$129,784,126
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,366,989	16,867,301	6,010,590	8,134,473
Net asset value and redemption price per share	$10.19	$16.82	$38.32	$15.95
Class S2
Net assets	n/a	$149,297,286	$15,394,437	$9,014,181
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	8,983,402	404,370	572,712
Net asset value and redemption price per share	n/a	$16.62	$38.07	$15.74
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,433,819	$—	$68,322,443	$28,268,572
Dividends from affiliated underlying funds	1,453,862	—	—	—
Interest, net of foreign taxes withheld*	8,752,462	32,597,213	379	4,653
Securities lending income, net	134,719	482,302	545,110	80,020
Total investment income	15,774,862	33,079,515	68,867,932	28,353,245
EXPENSES:
Investment management fees	2,401,449	—	36,688,490	7,768,154
Unified fees	—	2,580,656	—	—
Distribution and shareholder service fees:
Class ADV	458,824	512,029	11,143,673	312,911
Class S	749,854	836,038	4,561,204	1,671,312
Class S2	20,298	15,587	251,008	631
Transfer agent fees	475	31	7,123	1,687
Shareholder reporting expense	24,455	2,523	178,850	70,796
Professional fees	21,763	—	217,720	49,252
Custody and accounting expense	66,379	—	484,110	95,472
Trustee fees	15,603	—	226,097	42,961
Trustee fees and expenses	—	31,189	—	35,715
Shareholder notification costs (Note 6)	26,100	—	—	—
Miscellaneous expense	16,348	289	171,338	633
Interest expense	7,210	—	4,795	2,356
Total expenses	3,808,758	3,978,342	53,934,408	10,051,880
Waived and reimbursed fees	(151,980)	(85,174)	—	(1,176,264)
Brokerage commission recapture	(180)	—	—	—
Net expenses	3,656,598	3,893,168	53,934,408	8,875,616
Net investment income	12,118,264	29,186,347	14,933,524	19,477,629
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	22,043,590	(2,317,688)	682,759,477	85,830,105
Sale of affiliated underlying funds	(252,558)	—	—	—
Forward foreign currency contracts	(151,882)	—	—	—
Foreign currency related transactions	73,678	184	(11,264)	3,133
Futures	473,854	—	—	—
Swaps	762,017	—	—	—
Written options	98,591	—	—	—
Net realized gain (loss)	23,047,290	(2,317,504)	682,748,213	85,833,238
Net change in unrealized appreciation (depreciation) on:
Investments	30,025,678	45,325,720	862,616,382	131,843,488
Affiliated underlying funds	(615,048)	—	—	—
Forward foreign currency contracts	339,820	—	—	—
Foreign currency related transactions	(2,306)	—	10,137	(6,006)
Futures	75,587	—	—	—
Swaps	48,035	—	—	—
Written options	(2,340)	—	—	—
Net change in unrealized appreciation (depreciation)	29,869,426	45,325,720	862,626,519	131,837,482
Net realized and unrealized gain	52,916,716	43,008,216	1,545,374,732	217,670,720
Increase in net assets resulting from operations	$65,034,980	$72,194,563	$1,560,308,256	$237,148,349
* Foreign taxes withheld	$111,105	$—	$114,120	$125,132
^ Foreign taxes on sale of Indian investments	$197	$—	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$202,673	$119,195,578	$9,489,247	$10,752,442
Interest	7,326,405	46,588	33	941
Securities lending income, net	20,743	246,069	3,879	274,016
Total investment income	7,549,821	119,488,235	9,493,159	11,027,399
EXPENSES:
Investment management fees	—	—	2,852,451	—
Unified fees	783,457	15,418,906	—	6,285,657
Distribution and shareholder service fees:
Class ADV	97,263	524,043	375,243	758,345
Class S	188,483	158,066	588,633	845,136
Class S2	—	603,775	60,490	115,900
Transfer agent fees	—	—	536	—
Shareholder reporting expense	—	—	22,380	—
Professional fees	—	—	14,973	—
Custody and accounting expense	—	—	35,620	—
Trustee fees	—	—	13,762	—
Trustee fees and expenses	18,380	314,506	—	45,447
Miscellaneous expense	—	—	13,340	—
Interest expense	—	19,321	4,916	—
Total expenses	1,087,583	17,038,617	3,982,344	8,050,485
Waived and reimbursed fees	—	(2,294,200)	(531,592)	—
Brokerage commission recapture	—	—	—	(51,259)
Net expenses	1,087,583	14,744,417	3,450,752	7,999,226
Net investment income	6,462,238	104,743,818	6,042,407	3,028,173
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,526,516	259,747,399	27,661,531	107,303,048
Futures	67,840	13,816,430	—	971,535
Swaps	(54,539)	—	—	—
Net realized gain	1,539,817	273,563,829	27,661,531	108,274,583
Net change in unrealized appreciation (depreciation) on:
Investments	3,458,126	1,156,662,223	51,173,622	53,822,397
Futures	(196,576)	4,136,798	—	480,781
Net change in unrealized appreciation (depreciation)	3,261,550	1,160,799,021	51,173,622	54,303,178
Net realized and unrealized gain	4,801,367	1,434,362,850	78,835,153	162,577,761
Increase in net assets resulting from operations	$11,263,605	$1,539,106,668	$84,877,560	$165,605,934
* Foreign taxes withheld	$—	$—	$—	$34,094
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Income Portfolio		Voya High Yield Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$12,118,264	$17,718,908	$29,186,347	$28,161,541
Net realized gain (loss)	23,047,290	22,262,236	(2,317,504)	(6,645,975)
Net change in unrealized appreciation (depreciation)	29,869,426	(59,819,558)	45,325,720	(37,284,503)
Increase (decrease) in net assets resulting from operations	65,034,980	(19,838,414)	72,194,563	(15,768,937)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(7,922,532)	(3,926,322)	(4,184,086)	(4,784,764)
Class I	(894,071)	(483,308)	(5,691,493)	(3,566,820)
Class S	(30,519,786)	(16,723,472)	(17,552,628)	(21,269,549)
Class S2	(501,395)	(254,904)	(198,505)	(285,512)
Total distributions	(39,837,784)	(21,388,006)	(27,626,712)	(29,906,645)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,771,113	6,585,736	64,608,084	30,736,899
Proceeds from shares issued in merger (Note 13)	—	—	98,023,284	—
Reinvestment of distributions	39,837,784	21,388,006	27,626,712	29,906,645
	51,608,897	27,973,742	190,258,080	60,643,544
Cost of shares redeemed	(56,146,969)	(76,678,608)	(121,673,150)	(108,628,679)
Net increase (decrease) in net assets resulting from capital share transactions	(4,538,072)	(48,704,866)	68,584,930	(47,985,135)
Net increase (decrease) in net assets	20,659,124	(89,931,286)	113,152,781	(93,660,717)
NET ASSETS:
Beginning of year or period	367,953,619	457,884,905	474,151,596	567,812,313
End of year or period	$388,612,743	$367,953,619	$587,304,377	$474,151,596
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large Cap Growth Portfolio		Voya Large Cap Value Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$14,933,524	$21,901,527	$19,477,629	$21,734,108
Net realized gain	682,748,213	941,533,006	85,833,238	76,571,425
Net change in unrealized appreciation (depreciation)	862,626,519	(976,787,864)	131,837,482	(185,618,451)
Increase (decrease) in net assets resulting from operations	1,560,308,256	(13,353,331)	237,148,349	(87,312,918)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(322,539,115)	(276,524,927)	(4,505,178)	(7,149,519)
Class I	(308,037,331)	(278,916,876)	(31,729,269)	(48,700,372)
Class R6	(8,633,943)	(6,367,270)	(25,122)	(126,099)
Class S	(304,557,434)	(268,490,262)	(59,337,191)	(93,408,002)
Class S2	(10,362,576)	(8,678,633)	(13,567)	(19,541)
Total distributions	(954,130,399)	(838,977,968)	(95,610,327)	(149,403,533)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	151,286,163	223,873,923	13,066,833	13,566,103
Reinvestment of distributions	954,130,399	838,977,968	95,610,327	149,403,149
	1,105,416,562	1,062,851,891	108,677,160	162,969,252
Cost of shares redeemed	(953,005,018)	(1,396,896,531)	(174,590,335)	(206,228,690)
Net increase (decrease) in net assets resulting from capital share transactions	152,411,544	(334,044,640)	(65,913,175)	(43,259,438)
Net increase (decrease) in net assets	758,589,401	(1,186,375,939)	75,624,847	(279,975,889)
NET ASSETS:
Beginning of year or period	5,093,494,347	6,279,870,286	1,010,821,676	1,290,797,565
End of year or period	$5,852,083,748	$5,093,494,347	$1,086,446,523	$1,010,821,676
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Limited Maturity Bond Portfolio		Voya U.S. Stock Index Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$6,462,238	$6,231,042	$104,743,818	$87,481,321
Net realized gain (loss)	1,539,817	(1,707,205)	273,563,829	362,433,393
Net change in unrealized appreciation (depreciation)	3,261,550	(1,065,923)	1,160,799,021	(645,694,271)
Increase (decrease) in net assets resulting from operations	11,263,605	3,457,914	1,539,106,668	(195,779,557)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(201,180)	(202,049)	(6,766,870)	(7,544,736)
Class I	(3,418,858)	(3,241,396)	(280,363,883)	(241,875,952)
Class P2	—	—	(148,647,312)	(109,017,631)
Class S	(1,202,654)	(1,158,960)	(6,466,557)	(3,983,988)
Class S2	—	—	(10,110,281)	(12,017,762)
Total distributions	(4,822,692)	(4,602,405)	(452,354,903)	(374,440,069)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	83,942,429	79,908,894	1,995,915,747	1,146,608,168
Reinvestment of distributions	4,808,922	4,602,405	452,354,903	374,440,069
	88,751,351	84,511,299	2,448,270,650	1,521,048,237
Cost of shares redeemed	(94,912,870)	(87,597,471)	(1,238,299,796)	(1,330,695,268)
Net increase (decrease) in net assets resulting from capital share transactions	(6,161,519)	(3,086,172)	1,209,970,854	190,352,969
Net increase (decrease) in net assets	279,394	(4,230,663)	2,296,722,619	(379,866,657)
NET ASSETS:
Beginning of year or period	287,548,412	291,779,075	4,699,334,772	5,079,201,429
End of year or period	$287,827,806	$287,548,412	$6,996,057,391	$4,699,334,772
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Clarion Real Estate Portfolio		VY® JPMorgan Small Cap Core Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$6,042,407	$6,758,543	$3,028,173	$2,195,335
Net realized gain	27,661,531	1,408,407	108,274,583	79,213,912
Net change in unrealized appreciation (depreciation)	51,173,622	(40,459,187)	54,303,178	(160,577,469)
Increase (decrease) in net assets resulting from operations	84,877,560	(32,292,237)	165,605,934	(79,168,222)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,436,002)	(8,092,673)	(33,003,163)	(16,763,544)
Class I	(626,652)	(5,278,443)	(58,503,358)	(24,223,499)
Class R6	—	—	(8,660,615)	(2,813,490)
Class S	(5,986,907)	(30,337,693)	(85,946,558)	(47,325,409)
Class S2	(359,516)	(1,937,174)	(7,278,863)	(4,165,809)
Return of capital:
Class ADV	—	—	(1,680,212)	—
Class I	—	—	(2,858,137)	—
Class R6	—	—	(437,725)	—
Class S	—	—	(4,217,107)	—
Class S2	—	—	(357,279)	—
Total distributions	(8,409,077)	(45,645,983)	(202,943,017)	(95,291,751)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,492,283	14,223,944	93,535,915	92,399,835
Reinvestment of distributions	8,409,077	45,645,983	202,943,018	95,291,751
	26,901,360	59,869,927	296,478,933	187,691,586
Cost of shares redeemed	(90,802,217)	(145,124,853)	(370,553,943)	(111,630,222)
Net increase (decrease) in net assets resulting from capital share transactions	(63,900,857)	(85,254,926)	(74,075,010)	76,061,364
Net increase (decrease) in net assets	12,567,626	(163,193,146)	(111,412,093)	(98,398,609)
NET ASSETS:
Beginning of year or period	321,457,719	484,650,865	659,386,943	757,785,552
End of year or period	$334,025,345	$321,457,719	$547,974,850	$659,386,943
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Income Portfolio
Class ADV
12-31-19	10.05	0.30	1.47	1.77	0.50	0.67	—	1.17	—	10.65	17.93	1.26	1.22	1.22	2.79	78,155	231
12-31-18	11.18	0.43•	(1.00)	(0.57)	0.56	—	—	0.56	—	10.05	(5.39)	1.39	1.26	1.26	3.91	69,593	45
12-31-17	10.62	0.46•	0.58	1.04	0.48	—	—	0.48	—	11.18	10.03	1.39	1.26	1.26	4.16	81,767	22
12-31-16	9.82	0.42•	1.05	1.47	0.67	—	—	0.67	—	10.62	15.26	1.43	1.36	1.36	4.14	72,064	42
12-31-15	11.03	0.40•	(1.11)	(0.71)	0.50	—	—	0.50	—	9.82	(6.72)	1.52	1.37	1.37	3.80	68,152	18
Class I
12-31-19	10.50	0.38•	1.55	1.93	0.57	0.67	—	1.24	—	11.19	18.73	0.66	0.62	0.62	3.38	8,836	231
12-31-18	11.65	0.51•	(1.03)	(0.52)	0.63	—	—	0.63	—	10.50	(4.79)	0.79	0.66	0.66	4.51	7,921	45
12-31-17	11.05	0.54•	0.60	1.14	0.54	—	—	0.54	—	11.65	10.56	0.79	0.66	0.66	4.76	9,393	22
12-31-16	10.18	0.50•	1.09	1.59	0.72	—	—	0.72	—	11.05	16.02	0.78	0.76	0.76	4.74	9,478	42
12-31-15	11.43	0.47•	(1.16)	(0.69)	0.56	—	—	0.56	—	10.18	(6.34)	0.77	0.77	0.77	4.11	9,222	18
Class S
12-31-19	10.45	0.36•	1.52	1.88	0.53	0.67	—	1.20	—	11.13	18.40	0.91	0.87	0.87	3.18	295,942	231
12-31-18	11.59	0.48•	(1.02)	(0.54)	0.60	—	—	0.60	—	10.45	(5.01)	1.04	0.91	0.91	4.26	285,793	45
12-31-17	10.99	0.51•	0.60	1.11	0.51	—	—	0.51	—	11.59	10.33	1.04	0.91	0.91	4.52	361,336	22
12-31-16	10.14	0.47•	1.09	1.56	0.71	—	—	0.71	—	10.99	15.68	1.03	1.01	1.01	4.49	411,297	42
12-31-15	11.35	0.45•	(1.13)	(0.68)	0.53	—	—	0.53	—	10.14	(6.31)	1.02	1.02	1.02	4.14	414,907	18
Class S2
12-31-19	10.43	0.32	1.54	1.86	0.52	0.67	—	1.19	—	11.10	18.15	1.06	1.02	1.02	2.97	5,679	231
12-31-18	11.56	0.46•	(1.02)	(0.56)	0.57	—	—	0.57	—	10.43	(5.15)	1.19	1.06	1.06	4.11	4,647	45
12-31-17	10.96	0.50•	0.59	1.09	0.49	—	—	0.49	—	11.56	10.16	1.19	1.06	1.06	4.38	5,389	22
12-31-16	10.11	0.45•	1.09	1.54	0.69	—	—	0.69	—	10.96	15.52	1.21	1.16	1.16	4.34	7,701	42
12-31-15	11.32	0.44•	(1.15)	(0.71)	0.50	—	—	0.50	—	10.11	(6.51)	1.27	1.17	1.17	3.99	7,770	18
Voya High Yield Portfolio
Class ADV
12-31-19	9.09	0.50	0.83	1.33	0.48	—	—	0.48	—	9.94	14.82	1.10	1.08	1.08	5.20	87,540	59
12-31-18	9.94	0.48	(0.81)	(0.33)	0.52	—	—	0.52	—	9.09	(3.53)	1.10	1.08	1.08	5.02	80,872	35
12-31-17	10.01	0.54	0.03	0.57	0.62	—	0.02	0.64	—	9.94	5.83	1.10	1.08	1.08	5.36	96,011	37
12-31-16	9.33	0.55	0.74	1.29	0.61	—	—	0.61	—	10.01	14.21	1.14	1.08	1.08	5.56	98,835	31
12-31-15	10.10	0.56•	(0.78)	(0.22)	0.55	—	—	0.55	—	9.33	(2.35)	1.24	1.08	1.08	5.57	94,398	33
Class I
12-31-19	9.10	0.57•	0.81	1.38	0.54	—	—	0.54	—	9.94	15.37	0.50	0.48	0.48	5.84	189,247	59
12-31-18	9.95	0.54	(0.82)	(0.28)	0.57	—	—	0.57	—	9.10	(2.96)	0.50	0.48	0.48	5.62	56,385	35
12-31-17	10.01	0.60	0.04	0.64	0.68	—	0.02	0.70	—	9.95	6.58	0.50	0.48	0.48	5.96	62,380	37
12-31-16	9.33	0.60•	0.75	1.35	0.67	—	—	0.67	—	10.01	14.89	0.49	0.48	0.48	6.16	57,828	31
12-31-15	10.11	0.60	(0.77)	(0.17)	0.61	—	—	0.61	—	9.33	(1.86)	0.49	0.48	0.48	6.18	63,622	33
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Portfolio (continued)
Class S
12-31-19	9.09	0.54	0.82	1.36	0.51	—	—	0.51	—	9.94	15.22	0.75	0.73	0.73	5.54	307,506	59
12-31-18	9.94	0.51	(0.81)	(0.30)	0.55	—	—	0.55	—	9.09	(3.20)	0.75	0.73	0.73	5.36	332,669	35
12-31-17	10.01	0.58	0.02	0.60	0.65	—	0.02	0.67	—	9.94	6.20	0.75	0.73	0.73	5.71	403,630	37
12-31-16	9.33	0.58	0.75	1.33	0.65	—	—	0.65	—	10.01	14.61	0.74	0.73	0.73	5.91	484,963	31
12-31-15	10.10	0.59•	(0.77)	(0.18)	0.59	—	—	0.59	—	9.33	(2.01)	0.74	0.73	0.73	5.91	472,161	33
Class S2
12-31-19	9.11	0.51	0.83	1.34	0.50	—	—	0.50	—	9.95	14.91	0.90	0.88	0.88	5.37	3,012	59
12-31-18	9.95	0.50	(0.80)	(0.30)	0.54	—	—	0.54	—	9.11	(3.23)	0.90	0.88	0.88	5.20	4,226	35
12-31-17	10.02	0.56	0.03	0.59	0.64	—	0.02	0.66	—	9.95	6.04	0.90	0.88	0.88	5.56	5,792	37
12-31-16	9.34	0.56	0.75	1.31	0.63	—	—	0.63	—	10.02	14.43	0.92	0.88	0.88	5.76	5,815	31
12-31-15	10.11	0.58•	(0.77)	(0.19)	0.58	—	—	0.58	—	9.34	(2.15)	0.99	0.88	0.88	5.76	5,327	33
Voya Large Cap Growth Portfolio
Class ADV
12-31-19	16.37	(0.01)	4.97	4.96	0.02	3.35	—	3.37	—	17.96	31.90	1.27	1.27	1.27	(0.05)	1,890,631	78
12-31-18	19.36	0.01	(0.11)	(0.10)	0.01	2.88	—	2.89	—	16.37	(2.07)	1.27	1.27	1.27	0.04	1,686,805	85
12-31-17	16.22	0.02	4.53	4.55	0.01	1.40	—	1.41	—	19.36	29.01	1.27	1.27	1.27	0.04	2,015,843	65
12-31-16	18.13	0.01	0.57	0.58	—	2.49	—	2.49	—	16.22	3.33	1.32	1.27	1.27	0.08	1,986,387	74
12-31-15	19.04	(0.01)	1.12	1.11	0.00*	2.02	—	2.02	—	18.13	5.72	1.42	1.24	1.24	(0.05)	2,244,745	70
Class I
12-31-19	17.78	0.11	5.43	5.54	0.14	3.35	—	3.49	—	19.83	32.77	0.67	0.67	0.67	0.54	2,000,466	78
12-31-18	20.80	0.13•	(0.13)	0.00*	0.14	2.88	—	3.02	—	17.78	(1.48)	0.67	0.67	0.67	0.63	1,623,952	85
12-31-17	17.34	0.12	4.87	4.99	0.13	1.40	—	1.53	—	20.80	29.74	0.67	0.67	0.67	0.63	2,124,109	65
12-31-16	19.21	0.13	0.60	0.73	0.11	2.49	—	2.60	—	17.34	3.96	0.67	0.67	0.67	0.68	1,769,295	74
12-31-15	20.05	0.11	1.19	1.30	0.12	2.02	—	2.14	—	19.21	6.38	0.67	0.64	0.64	0.55	1,876,362	70
Class R6
12-31-19	17.78	0.11	5.44	5.55	0.14	3.35	—	3.49	—	19.84	32.82	0.67	0.67	0.67	0.54	59,938	78
12-31-18	20.81	0.12	(0.13)	(0.01)	0.14	2.88	—	3.02	—	17.78	(1.53)	0.67	0.67	0.67	0.68	46,242	85
12-31-17	17.34	0.13•	4.87	5.00	0.13	1.40	—	1.53	—	20.81	29.80	0.67	0.67	0.67	0.65	33,736	65
12-31-16	19.21	0.13•	0.60	0.73	0.11	2.49	—	2.60	—	17.34	3.95	0.67	0.67	0.67	0.77	6,970	74
11-24-15(5) - 12-31-15	19.47	0.02•	(0.28)	(0.26)	—	—	—	—	—	19.21	(1.34)	0.67	0.67	0.67	1.02	3	70
Class S
12-31-19	17.31	0.06	5.27	5.33	0.08	3.35	—	3.43	—	19.21	32.41	0.92	0.92	0.92	0.30	1,839,829	78
12-31-18	20.32	0.08•	(0.13)	(0.05)	0.08	2.88	—	2.96	—	17.31	(1.73)	0.92	0.92	0.92	0.39	1,677,848	85
12-31-17	16.97	0.07	4.76	4.83	0.08	1.40	—	1.48	—	20.32	29.42	0.92	0.92	0.92	0.39	2,040,159	65
12-31-16	18.85	0.08	0.59	0.67	0.06	2.49	—	2.55	—	16.97	3.69	0.92	0.92	0.92	0.43	2,014,562	74
12-31-15	19.72	0.06•	1.16	1.22	0.07	2.02	—	2.09	—	18.85	6.11	0.92	0.89	0.89	0.30	2,077,008	70
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Growth Portfolio (continued)
Class S2
12-31-19	17.18	0.04	5.21	5.25	0.05	3.35	—	3.40	—	19.03	32.16	1.07	1.07	1.07	0.15	61,219	78
12-31-18	20.18	0.05	(0.12)	(0.07)	0.05	2.88	—	2.93	—	17.18	(1.86)	1.07	1.07	1.07	0.25	58,647	85
12-31-17	16.86	0.04•	4.73	4.77	0.05	1.40	—	1.45	—	20.18	29.22	1.07	1.07	1.07	0.24	66,024	65
12-31-16	18.73	0.05	0.59	0.64	0.02	2.49	—	2.51	—	16.86	3.57	1.10	1.07	1.07	0.28	66,897	74
12-31-15	19.62	0.03•	1.15	1.18	0.05	2.02	—	2.07	—	18.73	5.90	1.17	1.04	1.04	0.15	78,138	70
Voya Large Cap Value Portfolio
Class ADV
12-31-19	10.48	0.17	2.34	2.51	0.18	0.85	—	1.03	—	11.96	24.45	1.35	1.24	1.24	1.40	53,098	95
12-31-18	13.06	0.18	(1.15)	(0.97)	0.17	1.44	—	1.61	—	10.48	(8.33)(a)	1.35	1.24	1.24	1.41(b)	49,230	97
12-31-17	11.79	0.18•	1.33	1.51	0.24	—	—	0.24	—	13.06	12.84	1.35	1.24	1.24	1.44	61,244	79
12-31-16	10.94	0.21	1.21	1.42	0.22	0.35	—	0.57	—	11.79	13.20	1.40	1.24	1.24	1.79	64,578	118
12-31-15	12.32	0.16	(0.74)	(0.58)	0.16	0.64	—	0.80	—	10.94	(5.06)	1.50	1.24	1.24	1.50	67,001	83
Class I
12-31-19	10.69	0.24	2.39	2.63	0.25	0.85	—	1.10	—	12.22	25.12	0.75	0.64	0.64	2.00	367,345	95
12-31-18	13.30	0.25•	(1.17)	(0.92)	0.25	1.44	—	1.69	—	10.69	(7.81)(a)	0.75	0.64	0.64	2.01(b)	330,038	97
12-31-17	12.00	0.26•	1.36	1.62	0.32	—	—	0.32	—	13.30	13.55	0.75	0.64	0.64	2.06	428,068	79
12-31-16	11.12	0.28	1.23	1.51	0.28	0.35	—	0.63	—	12.00	13.89	0.75	0.64	0.64	2.39	572,744	118
12-31-15	12.50	0.25•	(0.76)	(0.51)	0.23	0.64	—	0.87	—	11.12	(4.46)	0.75	0.64	0.64	2.09	560,041	83
Class R6
12-31-19	10.68	0.25•	2.38	2.63	0.25	0.85	—	1.10	—	12.21	25.14	0.75	0.64	0.64	2.16	306	95
12-31-18	13.28	0.25•	(1.16)	(0.91)	0.25	1.44	—	1.69	—	10.68	(7.74)(a)	0.75	0.64	0.64	2.03(b)	1,182	97
12-31-17	11.99	0.26•	1.35	1.61	0.32	—	—	0.32	—	13.28	13.47	0.75	0.64	0.64	2.06	836	79
12-31-16	11.12	0.23•	1.27	1.50	0.28	0.35	—	0.63	—	11.99	13.80	0.75	0.64	0.64	2.01	550	118
11-24-15(5) - 12-31-15	11.59	0.03•	(0.30)	(0.27)	0.20	—	—	0.20	—	11.12	(2.37)	0.75	0.64	0.64	2.71	3	83
Class S
12-31-19	10.55	0.20•	2.36	2.56	0.22	0.85	—	1.07	—	12.04	24.78	1.00	0.89	0.89	1.75	665,553	95
12-31-18	13.14	0.22•	(1.15)	(0.93)	0.22	1.44	—	1.66	—	10.55	(8.00)(a)	1.00	0.89	0.89	1.76(b)	630,221	97
12-31-17	11.86	0.23•	1.34	1.57	0.29	—	—	0.29	—	13.14	13.23	1.00	0.89	0.89	1.80	800,421	79
12-31-16	11.00	0.24•	1.22	1.46	0.25	0.35	—	0.60	—	11.86	13.58	1.00	0.89	0.89	2.14	934,779	118
12-31-15	12.37	0.21	(0.74)	(0.53)	0.20	0.64	—	0.84	—	11.00	(4.66)	1.00	0.89	0.89	1.84	999,196	83
Class S2
12-31-19	10.56	0.19•	2.36	2.55	0.20	0.85	—	1.05	—	12.06	24.63	1.15	1.04	1.04	1.60	145	95
12-31-18	13.15	0.20	(1.15)	(0.95)	0.20	1.44	—	1.64	—	10.56	(8.12)(a)	1.15	1.04	1.04	1.60(b)	151	97
12-31-17	11.86	0.20•	1.35	1.55	0.26	—	—	0.26	—	13.15	13.10	1.15	1.04	1.04	1.64	229	79
12-31-16	11.00	0.22•	1.22	1.44	0.23	0.35	—	0.58	—	11.86	13.40	1.18	1.04	1.04	2.00	537	118
12-31-15	12.36	0.20•	(0.75)	(0.55)	0.17	0.64	—	0.81	—	11.00	(4.82)	1.25	1.04	1.04	1.68	596	83
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Limited Maturity Bond Portfolio
Class ADV
12-31-19	9.68	0.19	0.16	0.35	0.12	—	—	0.12	—	9.91	3.66	0.89	0.89	0.89	1.85	15,579	330
12-31-18	9.72	0.17	(0.10)	0.07	0.11	—	—	0.11	—	9.68	0.71	0.89	0.89	0.89	1.67	16,812	281
12-31-17	9.76	0.10	0.00*	0.10	0.13	—	0.01	0.14	—	9.72	0.94	0.89	0.89	0.89	1.03	19,695	305
12-31-16	9.83	0.09•	0.00*	0.09	0.16	—	—	0.16	—	9.76	0.91	0.93	0.88	0.88	0.87	22,864	174
12-31-15	9.87	0.06•	(0.05)	0.01	0.05	—	—	0.05	—	9.83	0.15	1.03	0.88	0.88	0.59	28,178	325
Class I
12-31-19	9.87	0.24	0.19	0.43	0.19	—	—	0.19	—	10.11	4.33	0.29	0.29	0.29	2.44	197,182	330
12-31-18	9.91	0.22	(0.09)	0.13	0.17	—	—	0.17	—	9.87	1.33	0.29	0.29	0.29	2.30	195,851	281
12-31-17	9.96	0.16	(0.01)	0.15	0.19	—	0.01	0.20	—	9.91	1.45	0.29	0.29	0.29	1.63	188,672	305
12-31-16	10.09	0.15•	0.00*	0.15	0.28	—	—	0.28	—	9.96	1.53	0.28	0.28	0.28	1.46	170,578	174
12-31-15	10.13	0.12•	(0.04)	0.08	0.12	—	—	0.12	—	10.09	0.82	0.28	0.28	0.28	1.20	162,082	325
Class S
12-31-19	9.95	0.22	0.18	0.40	0.16	—	—	0.16	—	10.19	4.06	0.54	0.54	0.54	2.20	75,066	330
12-31-18	9.99	0.20	(0.09)	0.11	0.15	—	—	0.15	—	9.95	1.07	0.54	0.54	0.54	2.02	74,885	281
12-31-17	10.04	0.14	(0.02)	0.12	0.16	—	0.01	0.17	—	9.99	1.20	0.54	0.54	0.54	1.38	83,412	305
12-31-16	10.15	0.13	0.00*	0.13	0.24	—	—	0.24	—	10.04	1.28	0.53	0.53	0.53	1.21	99,063	174
12-31-15	10.19	0.10	(0.04)	0.06	0.10	—	—	0.10	—	10.15	0.55	0.53	0.53	0.53	0.94	99,356	325
Voya U.S. Stock Index Portfolio
Class ADV
12-31-19	13.44	0.19•	3.82	4.01	0.17	0.90	—	1.07	—	16.38	30.43	0.80	0.80	0.80	1.22	102,813	9
12-31-18	15.19	0.17•	(0.86)	(0.69)	0.18	0.88	—	1.06	—	13.44	(5.10)	0.80	0.80	0.80	1.14	92,071	12
12-31-17	13.38	0.18	2.53	2.71	0.18	0.72	—	0.90	—	15.19	20.82	0.80	0.80	0.80	1.23	116,091	6
12-31-16	12.97	0.19	1.21	1.40	0.20	0.79	—	0.99	—	13.38	11.11	0.87	0.80	0.80	1.37	116,242	5
12-31-15	14.32	0.18	(0.07)	0.11	0.18	1.28	—	1.46	—	12.97	0.54	1.01	0.79	0.79	1.33	119,692	12
Class I
12-31-19	13.90	0.26	3.99	4.25	0.26	0.90	—	1.16	—	16.99	31.12	0.27	0.27	0.27	1.75	4,065,091	9
12-31-18	15.69	0.26•	(0.90)	(0.64)	0.27	0.88	—	1.15	—	13.90	(4.62)	0.27	0.27	0.27	1.67	2,966,664	12
12-31-17	13.79	0.26•	2.63	2.89	0.27	0.72	—	0.99	—	15.69	21.46	0.27	0.27	0.27	1.75	3,469,721	6
12-31-16	13.34	0.26	1.25	1.51	0.27	0.79	—	1.06	—	13.79	11.65	0.27	0.27	0.27	1.90	4,195,761	5
12-31-15	14.68	0.26•	(0.06)	0.20	0.26	1.28	—	1.54	—	13.34	1.11	0.26	0.26	0.26	1.86	4,149,051	12
Class P2
12-31-19	13.93	0.30•	3.98	4.28	0.26	0.90	—	1.16	—	17.05	31.27	0.27	0.15	0.15	1.86	2,395,089	9
12-31-18	15.71	0.26	(0.89)	(0.63)	0.27	0.88	—	1.15	—	13.93	(4.55)	0.27	0.15	0.15	1.80	1,442,733	12
05-03-17(5) - 12-31-17	14.79	0.19•	1.72	1.91	0.27	0.72	—	0.99	—	15.71	13.39	0.27	0.15	0.15	1.92	1,225,483	6
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya U.S. Stock Index Portfolio (continued)
Class S
12-31-19	13.80	0.23•	3.94	4.17	0.25	0.90	—	1.15	—	16.82	30.77	0.52	0.51	0.51	1.46	283,768	9
12-31-18	15.57	0.22•	(0.88)	(0.66)	0.23	0.88	—	1.11	—	13.80	(4.84)	0.52	0.51	0.51	1.42	47,740	12
12-31-17	13.69	0.21	2.62	2.83	0.23	0.72	—	0.95	—	15.57	21.22	0.52	0.51	0.51	1.52	78,577	6
12-31-16	13.26	0.22•	1.25	1.47	0.25	0.79	—	1.04	—	13.69	11.35	0.52	0.51	0.51	1.66	61,754	5
12-31-15	14.59	0.23•	(0.07)	0.16	0.21	1.28	—	1.49	—	13.26	0.89	0.51	0.50	0.50	1.62	50,470	12
Class S2
12-31-19	13.62	0.21•	3.88	4.09	0.19	0.90	—	1.09	—	16.62	30.60	0.67	0.67	0.67	1.35	149,297	9
12-31-18	15.39	0.20•	(0.88)	(0.68)	0.21	0.88	—	1.09	—	13.62	(5.03)	0.67	0.67	0.67	1.27	150,127	12
12-31-17	13.54	0.21	2.56	2.77	0.20	0.72	—	0.92	—	15.39	21.03	0.67	0.67	0.67	1.35	189,330	6
12-31-16	13.12	0.21	1.22	1.43	0.22	0.79	—	1.01	—	13.54	11.19	0.70	0.67	0.67	1.50	175,340	5
12-31-15	14.46	0.20•	(0.06)	0.14	0.20	1.28	—	1.48	—	13.12	0.75	0.76	0.66	0.66	1.46	182,682	12
VY® Clarion Real Estate Portfolio
Class ADV
12-31-19	29.16	0.51•	7.53	8.04	0.63	0.18	—	0.81	—	36.39	27.71	1.46	1.31	1.31	1.49	63,873	69
12-31-18	36.01	0.49•	(3.01)	(2.52)	0.83	3.50	—	4.33	—	29.16	(7.97)	1.47	1.31	1.31	1.50	56,062	103
12-31-17	35.00	0.53•	1.14	1.67	0.66	—	—	0.66	—	36.01	4.82	1.45	1.31	1.31	1.50	75,575	82
12-31-16	34.11	0.47•	0.88	1.35	0.46	—	—	0.46	—	35.00	3.86	1.49	1.31	1.31	1.33	90,084	43
12-31-15	33.65	0.36•	0.49	0.85	0.39	—	—	0.39	—	34.11	2.58	1.59	1.31	1.31	1.08	90,056	41
Class I
12-31-19	30.72	0.68•	8.01	8.69	0.85	0.18	—	1.03	—	38.38	28.47	0.86	0.71	0.71	1.88	24,412	69
12-31-18	37.76	0.71•	(3.15)	(2.44)	1.10	3.50	—	4.60	—	30.72	(7.42)	0.87	0.71	0.71	2.05	38,978	103
12-31-17	36.68	0.79•	1.19	1.98	0.90	—	—	0.90	—	37.76	5.47	0.85	0.71	0.71	2.14	100,423	82
12-31-16	35.71	0.72•	0.92	1.64	0.67	—	—	0.67	—	36.68	4.47	0.84	0.71	0.71	1.96	105,754	43
12-31-15	35.17	0.58•	0.52	1.10	0.56	—	—	0.56	—	35.71	3.20	0.84	0.71	0.71	1.65	128,447	41
Class S
12-31-19	30.67	0.66•	7.93	8.59	0.76	0.18	—	0.94	—	38.32	28.15	1.11	0.96	0.96	1.82	230,346	69
12-31-18	37.67	0.63•	(3.16)	(2.53)	0.97	3.50	—	4.47	—	30.67	(7.65)	1.12	0.96	0.96	1.85	212,673	103
12-31-17	36.58	0.68•	1.19	1.87	0.78	—	—	0.78	—	37.67	5.18	1.10	0.96	0.96	1.83	290,716	82
12-31-16	35.60	0.61•	0.94	1.55	0.57	—	—	0.57	—	36.58	4.24	1.09	0.96	0.96	1.66	375,761	43
12-31-15	35.06	0.48•	0.53	1.01	0.47	—	—	0.47	—	35.60	2.95	1.09	0.96	0.96	1.38	430,712	41
Class S2
12-31-19	30.47	0.60•	7.88	8.48	0.70	0.18	—	0.88	—	38.07	27.97	1.26	1.11	1.11	1.67	15,394	69
12-31-18	37.44	0.58•	(3.14)	(2.56)	0.91	3.50	—	4.41	—	30.47	(7.78)	1.27	1.11	1.11	1.71	13,745	103
12-31-17	36.35	0.62•	1.18	1.80	0.71	—	—	0.71	—	37.44	5.02	1.25	1.11	1.11	1.68	17,937	82
12-31-16	35.39	0.55•	0.93	1.48	0.52	—	—	0.52	—	36.35	4.07	1.27	1.11	1.11	1.52	22,911	43
12-31-15	34.85	0.44•	0.51	0.95	0.41	—	—	0.41	—	35.39	2.79	1.34	1.11	1.11	1.26	26,084	41
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-19	15.79	0.00*	3.92	3.92	0.03	4.55	0.23	4.81	—	14.90	25.96	1.45	1.45	1.44	0.05	130,058	50
12-31-18	20.12	(0.02)	(1.67)	(1.69)	0.02	2.62	—	2.64	—	15.79	(10.82)	1.45	1.45	1.45	(0.07)	114,664	43
12-31-17	18.54	0.01	2.71	2.72	0.04	1.10	—	1.14	—	20.12	15.17	1.45	1.45	1.45	0.03	131,488	36
12-31-16	16.82	0.03	3.33	3.36	0.04	1.60	—	1.64	—	18.54	21.17	1.50	1.45	1.45	0.17	120,442	40
12-31-15	19.83	0.01	(0.58)	(0.57)	—	2.44	—	2.44	—	16.82	(4.02)	1.60	1.45	1.45	0.12	105,259	38
Class I
12-31-19	16.89	0.12	4.20	4.32	0.22	4.55	0.23	5.00	—	16.21	26.75	0.85	0.85	0.84	0.66	240,957	50
12-31-18	21.35	0.11	(1.81)	(1.70)	0.14	2.62	—	2.76	—	16.89	(10.34)	0.85	0.85	0.85	0.53	165,568	43
12-31-17	19.59	0.13	2.88	3.01	0.15	1.10	—	1.25	—	21.35	15.86	0.85	0.85	0.85	0.62	188,213	36
12-31-16	17.68	0.14	3.52	3.66	0.15	1.60	—	1.75	—	19.59	21.92	0.85	0.85	0.85	0.77	178,586	40
12-31-15	20.70	0.14	(0.62)	(0.48)	0.10	2.44	—	2.54	—	17.68	(3.45)	0.85	0.85	0.85	0.72	159,243	38
Class R6
12-31-19	16.88	0.12	4.20	4.32	0.22	4.55	0.23	5.00	—	16.20	26.78	0.85	0.85	0.84	0.66	38,161	50
12-31-18	21.34	0.09	(1.79)	(1.70)	0.14	2.62	—	2.76	—	16.88	(10.34)	0.85	0.85	0.85	0.55	23,951	43
12-31-17	19.58	0.15•	2.86	3.01	0.15	1.10	—	1.25	—	21.34	15.87	0.85	0.85	0.85	0.73	17,009	36
05-03-16(5) - 12-31-16	17.80	0.15	3.38	3.53	0.15	1.60	—	1.75	—	19.58	21.04	0.85	0.85	0.85	1.22	30	40
Class S
12-31-19	16.65	0.07	4.14	4.21	0.13	4.55	0.23	4.91	—	15.95	26.39	1.10	1.10	1.09	0.37	129,784	50
12-31-18	21.07	0.06	(1.78)	(1.72)	0.08	2.62	—	2.70	—	16.65	(10.52)	1.10	1.10	1.10	0.28	327,752	43
12-31-17	19.35	0.07•	2.85	2.92	0.10	1.10	—	1.20	—	21.07	15.56	1.10	1.10	1.10	0.37	385,636	36
12-31-16	17.48	0.10	3.46	3.56	0.09	1.60	—	1.69	—	19.35	21.59	1.10	1.10	1.10	0.52	436,518	40
12-31-15	20.49	0.09	(0.62)	(0.53)	0.04	2.44	—	2.48	—	17.48	(3.68)	1.10	1.10	1.10	0.47	404,369	38
Class S2
12-31-19	16.46	0.04•	4.09	4.13	0.07	4.55	0.23	4.85	—	15.74	26.20	1.25	1.25	1.24	0.22	9,014	50
12-31-18	20.85	0.03	(1.76)	(1.73)	0.04	2.62	—	2.66	—	16.46	(10.64)	1.25	1.25	1.25	0.13	27,453	43
12-31-17	19.15	0.04•	2.82	2.86	0.06	1.10	—	1.16	—	20.85	15.42	1.25	1.25	1.25	0.22	35,440	36
12-31-16	17.31	0.06•	3.44	3.50	0.06	1.60	—	1.66	—	19.15	21.39	1.28	1.25	1.25	0.37	39,721	40
12-31-15	20.32	0.06	(0.62)	(0.56)	0.01	2.44	—	2.45	—	17.31	(3.87)	1.35	1.25	1.25	0.33	40,756	38

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(5)
Commencement of operations.

(a)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Large Cap Value Portfolio would have been (8.34)%, (7.82)%, (7.75)%, (8.01)% and (8.13)% for Classes ADV, I, R6, S and S2, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, Voya Large Cap Value Portfolio’s Net Investment Income Ratios would have been 1.40%, 2.00%, 2.02%, 1.75% and 1.59% for Classes ADV, I, R6, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019

NOTE 1 — ORGANIZATION
Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The eight series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Balanced Income Portfolio (“Balanced Income”), Voya High Yield Portfolio (“High Yield”), Voya Large Cap Growth Portfolio (“Large Cap Growth”), Voya Large Cap Value Portfolio (“Large Cap Value”), Voya Limited Maturity Bond Portfolio (“Limited Maturity Bond”), Voya U.S. Stock Index Portfolio (“U.S. Stock Index”), VY® Clarion Real Estate Portfolio (“Clarion Real Estate”), and VY® JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), each a diversified series of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus. Prior to May 1, 2019, Balanced Income was known as VY® Franklin Income Portfolio.
The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class P2, Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware
limited liability company, serves as the sub-adviser to Balanced Income (as of May 1, 2019), High Yield, Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by High Yield and Limited Maturity Bond. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Large Cap Value and U.S. Stock Index. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2019, the maximum amount of loss that Balanced Income would incur if its counterparties failed to perform would be $1,056,283 which represents the gross payments to be received on open forward foreign currency contracts and OTC purchased options were they to be unwound as of December 31, 2019. At December 31, 2019, there was no collateral pledged by any counterparty to Balanced Income.
Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2019, Balanced Income had a liability position of  $735,118 on open forward foreign currency contracts, volatility swaps and OTC written options. If a contingent feature would have been triggered as of December 31, 2019, the Portfolio could have been required to pay these amounts in cash to its counterparties. There was no collateral pledged by the Portfolio as of December 31, 2019.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
During the year ended December 31, 2019, Balanced Income had average contract amounts on forward foreign currency contracts purchased and sold of  $54,973,451 and $55,423,957, respectively. The Portfolio used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2019.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2019, U.S. Stock Index and JPMorgan Small Cap Core Equity have purchased futures contracts on various equity indexes to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. In addition, Balanced Income and Limited Maturity Bond had purchased and sold futures contracts on treasury futures to manage the duration and yield curve of the Portfolios. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2019, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at December 31, 2019.
	Purchased	Sold
Balanced Income	$138,857,630	$18,554,026
Limited Maturity Bond	73,413,522	15,741,640
U.S. Stock Index	69,770,121	—
JPMorgan Small Cap Core Equity	10,566,634	—
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2019.
K. Securities Lending. Each Portfolio may loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

N. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended December 31, 2019, Balanced Income had written exchange-traded options with a notional value of  $1,735,140 on equity securities in an attempt to generate income from option premiums. There were no open written exchange-traded options at December 31, 2019.
During the year ended December 31, 2019, Balanced Income had purchased and written interest rate swaptions with a notional value of  $184,959,290 and $5,340,774, respectively, to gain exposure to interest rates and to generate income. There were no open purchased or written interest rate swaptions at December 31, 2019.
During the year ended December 31, 2019, Balanced Income had purchased and written foreign currency options with a notional value of  $5,850,000 and $3,510,000, respectively, to gain exposure to foreign currencies and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at December 31, 2019.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2019, Balanced Income and Limited Maturity Bond had bought and sold credit protection on various credit default swap indices (“CDX”) to hedge the credit risk associated with the market or certain sectors of the markets. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. At December 31, 2019, Balanced Income and Limited Maturity had an average notional amount on credit default swaps to buy and sell protection as disclosed below. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy protection for Balanced Income at December 31, 2019. There were no open credit default swaps for Limited Maturity Bond at December 31, 2019.
	Buy	Sell
Balanced Income	$14,482,431	$11,329,315
Limited Maturity	7,945,000	—
At December 31, 2019, Balanced Income had pledged $400,000 in cash collateral for open centrally cleared credit default swaps.
Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the year ended December 31, 2019, Balanced Income had an average notional amount of  $69,000 on foreign currency volatility swaps (receiver). Please refer to the tables within the Portfolio of Investments for open volatility swaps at December 31, 2019.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:
	Purchases	Sales
Balanced Income	$463,811,507	$503,360,583
High Yield	299,782,384	331,523,264
Large Cap Growth	4,326,981,573	5,073,473,323
Large Cap Value	993,712,267	1,110,807,416
Limited Maturity Bond	105,477,633	111,205,874
U.S. Stock Index	1,351,858,898	518,985,677
Clarion Real Estate	235,978,092	300,519,743
JPMorgan Small Cap Core Equity	354,204,886	618,977,760
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced Income	$430,695,747	$426,291,718
Limited Maturity Bond	786,702,642	788,296,051
NOTE 4 — INVESTMENT MANAGEMENT FEES
Balanced Income, Large Cap Growth, Large Cap Value and Clarion Real Estate have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced Income(1)	0.55% on all assets
Large Cap Growth	0.65% on the first $5.5 billion; 0.62% on the next $1.5 billion; 0.60% on the next $3 billion; and 0.59% on the amount in excess of $10 billion
Large Cap Value	0.75% on the first $500 million; 0.70% on the next $1.5 billion; and 0.65% on the amount in excess of $2 billion
Clarion Real Estate	0.85% on the first $200 million; 0.80% on the next $550 million; and 0.75% on the amount in excess of $750 million

(1)
Prior to May 1, 2019, the management fee for Balanced Income was 0.75% on the first $500 million; and 0.70% on the amount in excess of  $500 million.

With the exception of the Portfolios in the table above, the Investment Adviser provides the below Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of a Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of each Portfolio:
Portfolio	Fee
High Yield	0.490% on the first $1 billion; 0.480% on the next $1 billion; 0.470% on the amount in excess of $2 billion
Limited Maturity Bond(1)	0.350% on the first $200 million; 0.300% on the next $300 million; 0.250% on the amount in excess of $500 million
U.S. Stock Index	0.260%
Portfolio	Fee
JPMorgan Small Cap Core Equity	0.900% on the first $200 million; 0.850% on the next $300 million; 0.800% on the next $250 million; 0.750% on the amount in excess of $750 million

(1)
The assets of Limited Maturity Bond are aggregated with those of Voya Government Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.

Effective May 1, 2019, the Investment Adviser has contractually agreed to waive 0.015%, 0.010%, and 0.044%, of the management fee for High Yield, Large Cap Value, and Clarion Real Estate, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board. These waivers replace the management fee waivers in connection with the sub-advisory fee reductions.
Prior to May 1, 2019, the Investment Adviser had contractually agreed to waive a portion of the management fee for Balanced Income, High Yield, Large Cap Value, and Clarion Real Estate in connection with sub-advisory fee reductions for these Portfolios. The waiver was calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended April 30, 2019, the Investment Adviser waived $27,067, $30,527, $42,791, and $64,714 for Balanced Income, High Yield, Large Cap Value, and Clarion Real Estate, respectively, based on the sub-advisory fee reductions. Effective May 1, 2019, the Investment Adviser is no longer obligated to waive a portion of the management fee for these Portfolios based on the sub-advisory fee reductions. The termination of these obligations was approved by the Board and, for all but Balanced Income, replaced with a management fee waiver.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):
Portfolio	Sub-Adviser
Balanced Income(1)	Voya Investment Management Co. LLC*
High Yield	Voya Investment Management Co. LLC*
Large Cap Growth	Voya Investment Management Co. LLC*

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Portfolio	Sub-Adviser
Large Cap Value	Voya Investment Management Co. LLC*
Limited Maturity Bond	Voya Investment Management Co. LLC*
U.S. Stock Index	Voya Investment Management Co. LLC*
Clarion Real Estate	CBRE Clarion Securities LLC
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.

(1)
Effective May 1, 2019, Franklin Advisers, Inc. was removed as a sub-adviser and Voya Investment Management Co. LLC was added as a sub-adviser to the Portfolio.

NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services including payments to the Distributor at an annual rate of 0.15% of the average daily net assets. The Distributor has contractually agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. Termination or modification of this obligation requires approval by the Board.
Class ADV shares of the Portfolios have a shareholder service and distribution plan. The respective Portfolios pay the Distributor a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares, except for U.S. Stock Index, which pays a distribution fee of 0.28%.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended December 31, 2019, Balanced Income incurred $26,100 of shareholder notification costs associated with changes to the Portfolio’s name, sub-adviser and expense structure. The Investment Adviser reimbursed the Portfolio for these costs.
At December 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Limited Maturity Bond	6.44%
	JPMorgan Small Cap Core Equity	10.30
Security Life of Denver Insurance Company	Limited Maturity Bond	9.84
	JPMorgan Small Cap Core Equity	6.45
Voya Index Solution 2025 Portfolio	U.S. Stock Index	5.80
Voya Index Solution 2035 Portfolio	U.S. Stock Index	7.13
Voya Index Solution 2045 Portfolio	U.S. Stock Index	5.46
Voya Institutional Trust Company	Balanced Income	20.30
	High Yield	14.44
	Large Cap Growth	19.25
	Large Cap Value	5.10
	Limited Maturity Bond	5.58
	Clarion Real Estate	21.99
	JPMorgan Small Cap Core Equity	34.63
Voya Retirement Growth Portfolio	U.S. Stock Index	16.12
Voya Retirement Insurance and Annuity Company	High Yield	32.52
	Large Cap Growth	26.63
	Large Cap Value	30.09
	U.S. Stock Index	10.92
	Clarion Real Estate	38.19
	JPMorgan Small Cap Core Equity	39.59
Voya Retirement Moderate Growth Portfolio	U.S. Stock Index	11.12
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class P2	Class R6	Class S	Class S2
Balanced Income(1)	1.20%	0.60%	N/A	N/A	0.85%	1.00%
Large Cap Growth(2)	1.27%	0.67%	N/A	0.67%	0.92%	1.07%
Large Cap Value(3)	1.29%	0.69%	N/A	0.69%	0.94%	1.09%
U.S. Stock Index	N/A	N/A	0.15%	N/A	N/A	N/A
Clarion Real Estate	1.35%	0.75%	N/A	N/A	1.00%	1.15%

(1)
Prior to May 1, 2019, the expense limits for Balanced Income were 1.28%, 0.68%, 0.93%, and 1.08% for Class ADV, Class I, Class S, and Class S2, respectively.

(2)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(3)
Pursuant to a side letter agreement, through May 1, 2020, the Investment Adviser has further lowered the expense limits for Large Cap Value to 1.25%, 0.65%, 0.65%, 0.90%, and 1.05% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying
Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2020	2021	2022	Total
Balanced Income	$496,880	$448,434	$98,813	$1,044,127
U.S. Stock Index	837,720	1,667,050	2,287,877	4,792,647
Clarion Real Estate	549,763	452,664	365,899	1,368,326
The Expense Limitation Agreements are contractual through May 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Portfolios utilized the line of credit during the year ended December 31, 2019 as follows:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced Income	33	$2,389,636	3.15%
U.S. Stock Index	6	39,978,667	2.94
Clarion Real Estate	7	7,350,571	3.37

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced Income
Class ADV
12/31/2019	483,953	—	765,462	(839,081)	410,334	5,164,269	—	7,922,532	(8,959,080)	4,127,721
12/31/2018	343,500	—	365,920	(1,098,907)	(389,487)	3,765,288	—	3,926,322	(12,008,384)	(4,316,774)
Class I
12/31/2019	23,412	—	82,479	(70,383)	35,508	262,125	—	894,071	(784,282)	371,914
12/31/2018	13,833	—	43,191	(108,802)	(51,778)	157,449	—	483,308	(1,231,681)	(590,924)
Class S
12/31/2019	461,969	—	2,828,525	(4,051,474)	(760,980)	5,118,548	—	30,519,786	(45,382,273)	(9,743,939)
12/31/2018	209,670	—	1,501,209	(5,528,181)	(3,817,302)	2,402,543	—	16,723,472	(62,687,213)	(43,561,198)
Class S2
12/31/2019	112,288	—	46,512	(93,027)	65,773	1,226,171	—	501,395	(1,021,334)	706,232
12/31/2018	22,911	—	22,902	(66,257)	(20,444)	260,456	—	254,904	(751,330)	(235,970)
High Yield
Class ADV
12/31/2019	634,371	—	429,020	(1,145,593)	(82,202)	6,187,500	—	4,184,086	(11,117,739)	(746,153)
12/31/2018	468,091	—	496,778	(1,731,374)	(766,505)	4,535,058	—	4,784,764	(16,724,655)	(7,404,833)
Class I
12/31/2019	4,042,390	9,811,076	581,119	(1,596,538)	12,838,047	39,614,104	96,181,491	5,691,493	(15,569,611)	125,917,477
12/31/2018	1,099,810	—	370,227	(1,547,007)	(76,970)	10,708,127	—	3,566,820	(15,025,441)	(750,494)
Class S
12/31/2019	1,874,367	188,038	1,800,210	(9,495,599)	(5,632,984)	18,111,582	1,841,793	17,552,628	(92,507,126)	(55,001,123)
12/31/2018	1,541,065	—	2,209,002	(7,781,306)	(4,031,239)	14,969,371	—	21,269,549	(74,934,147)	(38,695,227)
Class S2
12/31/2019	71,454	—	20,355	(253,238)	(161,429)	694,898	—	198,505	(2,478,674)	(1,585,271)
12/31/2018	53,890	—	29,579	(201,318)	(117,849)	524,343	—	285,512	(1,944,436)	(1,134,581)
Large Cap Growth
Class ADV
12/31/2019	1,035,445	—	19,360,091	(18,219,100)	2,176,436	18,555,068	—	322,539,115	(322,447,976)	18,646,207
12/31/2018	918,683	—	15,118,914	(17,104,293)	(1,066,696)	17,424,747	—	276,524,927	(326,912,484)	(32,962,810)
Class I
12/31/2019	4,994,678	—	16,795,929	(12,234,448)	9,556,159	97,655,872	—	308,037,331	(235,572,055)	170,121,148
12/31/2018	7,417,403	—	14,079,600	(32,272,260)	(10,775,257)	155,902,826	—	278,916,876	(675,708,149)	(240,888,447)
Class R6
12/31/2019	486,351	—	470,515	(535,128)	421,738	9,358,324	—	8,633,943	(10,360,682)	7,631,585
12/31/2018	1,023,337	—	321,255	(365,872)	978,720	21,158,162	—	6,367,270	(7,357,087)	20,168,345
Class S
12/31/2019	1,219,268	—	17,119,586	(19,498,439)	(1,159,585)	23,058,635	—	304,557,434	(367,320,864)	(39,704,795)
12/31/2018	1,131,475	—	13,904,209	(18,503,810)	(3,468,126)	22,894,103	—	268,490,262	(374,074,067)	(82,689,702)
Class S2
12/31/2019	143,587	—	587,448	(929,352)	(198,317)	2,658,264	—	10,362,576	(17,303,441)	(4,282,601)
12/31/2018	325,126	—	452,720	(635,056)	142,790	6,494,085	—	8,678,633	(12,844,744)	2,327,974
Large Cap Value
Class ADV
12/31/2019	112,168	—	391,693	(759,527)	(255,666)	1,285,654	—	4,505,178	(8,725,259)	(2,934,427)
12/31/2018	132,555	—	622,235	(746,247)	8,543	1,613,261	—	7,149,519	(9,153,440)	(390,660)
Class I
12/31/2019	577,141	—	2,685,229	(4,077,981)	(815,611)	6,825,780	—	31,729,269	(48,240,843)	(9,685,794)
12/31/2018	589,887	—	4,162,204	(6,070,579)	(1,318,488)	7,303,720	—	48,700,372	(77,402,054)	(21,397,962)
Class R6
12/31/2019	14,817	—	2,126	(102,570)	(85,627)	176,027	—	25,122	(1,219,884)	(1,018,735)
12/31/2018	70,339	—	10,828	(33,405)	47,762	883,122	—	125,715	(439,756)	569,081
Class S
12/31/2019	406,811	—	5,109,077	(9,995,327)	(4,479,439)	4,776,267	—	59,337,191	(116,360,700)	(52,247,242)
12/31/2018	298,273	—	8,086,285	(9,550,944)	(1,166,386)	3,740,165	—	93,408,002	(119,140,322)	(21,992,155)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Value (continued)
Class S2
12/31/2019	278	—	1,168	(3,730)	(2,284)	3,105	—	13,567	(43,649)	(26,977)
12/31/2018	2,023	—	1,692	(6,815)	(3,100)	25,835	—	19,541	(93,118)	(47,742)
Limited Maturity Bond
Class ADV
12/31/2019	42,085	—	20,414	(228,289)	(165,790)	412,070	—	201,180	(2,241,012)	(1,627,762)
12/31/2018	106,531	—	20,943	(416,823)	(289,349)	1,029,191	—	202,049	(4,023,906)	(2,792,666)
Class I
12/31/2019	7,089,807	—	338,544	(7,771,113)	(342,762)	71,343,640	—	3,405,088	(77,660,342)	(2,911,614)
12/31/2018	7,255,841	—	329,270	(6,778,612)	806,499	71,412,856	—	3,241,396	(66,800,849)	7,853,403
Class S
12/31/2019	1,202,703	—	118,672	(1,482,759)	(161,384)	12,186,719	—	1,202,654	(15,011,516)	(1,622,143)
12/31/2018	752,352	—	116,839	(1,691,082)	(821,891)	7,466,847	—	1,158,960	(16,772,716)	(8,146,909)
U.S. Stock Index
Class ADV
12/31/2019	555,076	—	438,702	(1,568,533)	(574,755)	8,469,406	—	6,766,870	(23,904,340)	(8,668,064)
12/31/2018	481,218	—	508,638	(1,778,054)	(788,198)	7,229,694	—	7,544,736	(27,144,431)	(12,370,001)
Class I
12/31/2019	60,694,599	—	17,421,336	(52,302,066)	25,813,869	983,475,304	—	280,363,883	(822,981,841)	440,857,346
12/31/2018	32,350,213	—	15,849,349	(55,847,056)	(7,647,494)	497,912,308	—	241,875,952	(883,699,636)	(143,911,376)
Class P2
12/31/2019	47,769,380	—	9,196,809	(20,074,473)	36,891,716	754,993,771	—	148,647,312	(318,047,628)	585,593,455
12/31/2018	39,278,304	—	7,144,924	(20,865,797)	25,557,431	612,519,550	—	109,017,631	(329,420,625)	392,116,556
Class S
12/31/2019	14,345,061	—	396,914	(1,334,663)	13,407,312	238,856,166	—	6,466,557	(21,719,201)	223,603,522
12/31/2018	917,512	—	262,206	(2,765,324)	(1,585,606)	14,441,478	—	3,983,988	(43,522,881)	(25,097,415)
Class S2
12/31/2019	654,067	—	645,397	(3,340,876)	(2,041,412)	10,121,100	—	10,110,281	(51,646,786)	(31,415,405)
12/31/2018	939,572	—	800,753	(3,019,732)	(1,279,407)	14,505,138	—	12,017,762	(46,907,695)	(20,384,795)
Clarion Real Estate
Class ADV
12/31/2019	122,043	—	41,563	(330,899)	(167,293)	4,297,969	—	1,436,002	(11,385,004)	(5,651,033)
12/31/2018	99,786	—	255,048	(530,837)	(176,003)	3,327,982	—	8,092,673	(17,297,135)	(5,876,480)
Class I
12/31/2019	152,211	—	17,244	(802,224)	(632,769)	5,565,892	—	626,652	(29,242,868)	(23,050,324)
12/31/2018	141,774	—	158,369	(1,691,012)	(1,390,869)	4,863,797	—	5,278,443	(60,809,529)	(50,667,289)
Class S
12/31/2019	186,835	—	164,792	(1,274,973)	(923,346)	6,777,048	—	5,986,907	(46,338,103)	(33,574,148)
12/31/2018	148,358	—	910,495	(1,841,822)	(782,969)	5,218,210	—	30,337,693	(63,290,411)	(27,734,508)
Class S2
12/31/2019	49,904	—	9,953	(106,580)	(46,723)	1,851,374	—	359,516	(3,836,242)	(1,625,352)
12/31/2018	23,688	—	58,490	(110,129)	(27,951)	813,955	—	1,937,174	(3,727,778)	(976,649)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2019	401,726	—	2,259,407	(1,195,069)	1,466,064	6,885,294	—	34,683,375	(20,300,223)	21,268,446
12/31/2018	697,387	—	865,438	(834,426)	728,399	13,057,873	—	16,763,544	(16,260,829)	13,560,588
Class I
12/31/2019	3,148,820	—	3,686,325	(1,772,364)	5,062,781	61,273,417	—	61,361,495	(32,081,291)	90,553,621
12/31/2018	1,069,628	—	1,171,916	(1,257,213)	984,331	22,820,403	—	24,223,499	(26,094,331)	20,949,571
Class R6
12/31/2019	659,970	—	548,604	(271,262)	937,312	12,104,470	—	9,098,340	(4,926,046)	16,276,764
12/31/2018	625,694	—	136,181	(140,544)	621,331	13,183,474	—	2,813,490	(2,961,018)	13,035,946
Class S
12/31/2019	658,703	—	5,496,427	(17,703,790)	(11,548,660)	12,062,734	—	90,163,666	(287,137,394)	(184,910,994)
12/31/2018	2,024,662	—	2,319,873	(2,960,199)	1,384,336	42,016,660	—	47,325,409	(60,041,906)	29,300,163

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
JPMorgan Small Cap Core Equity (continued)
Class S2
12/31/2019	66,390	—	471,344	(1,633,302)	(1,095,568)	1,210,000	—	7,636,142	(26,108,989)	(17,262,847)
12/31/2018	66,344	—	206,535	(304,232)	(31,353)	1,321,425	—	4,165,809	(6,272,138)	(784,904)
NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2019:
Balanced Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$90,035	$(90,035)	$—
Citigroup Global Markets Inc	419,743	(419,743)	—
Citigroup Global Markets Limited	131,542	(131,542)	—
Cowen Execution Services LLC	103,927	(103,927)	—
Goldman Sachs & Co. LLC	627,247	(627,247)	—
J.P. Morgan Securities LLC	128,936	(128,936)	—
Janney Montgomery Scott LLC	20,133	(20,133)	—
Morgan Stanley & Co. LLC	186,262	(186,262)	—
RBC Dominion Securities Inc	107,106	(107,106)	—
TD Securities (USA) Inc	199,973	(199,973)	—
UBS Securities LLC	89,843	(89,843)	—
Wells Fargo Securities LLC	4,258	(4,258)	—
Total	$2,109,005	$(2,109,005)	$—

(1)
Collateral with a fair value of  $2,178,222 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 10 — SECURITIES LENDING (continued)

High Yield
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$8,427	$(8,427)	$—
Barclays Capital Inc	9,518,628	(9,518,628)	—
BNP Paribas	4,752,867	(4,752,867)	—
BNP Paribas Prime Brokerage Intl Ltd	4,702,882	(4,702,882)	—
BofA Securities Inc	13,725,491	(13,725,491)	—
Citadel Clearing LLC	3,816,350	(3,816,350)	—
Citigroup Global Markets Inc	6,068,717	(6,068,717)	—
Cowen Execution Services LLC	1,856,985	(1,856,985)	—
Credit Suisse Securities (USA) LLC	505,064	(505,064)	—
Deutsche Bank Securities Inc	4,585,342	(4,585,342)	—
Goldman Sachs & Co. LLC	13,847,769	(13,847,769)	—
J.P. Morgan Securities LLC	23,742,157	(23,742,157)	—
Morgan Stanley & Co. LLC	4,930,818	(4,930,818)	—
Nomura Securities International, Inc	1,071,430	(1,071,430)	—
RBC Capital Markets, LLC	2,704,662	(2,704,662)	—
RBC Dominion Securities Inc	5,252,815	(5,252,815)	—
Scotia Capital (USA) Inc	394,841	(394,841)	—
State Street Bank and Trust Company	125,530	(125,530)	—
SunTrust Robinson Humphrey, Inc	1,112,580	(1,112,580)	—
TD Securities (USA) Inc	807,666	(807,666)	—
Wells Fargo Securities LLC	12,268,601	(12,268,601)	—
Total	$115,799,622	$(115,799,622)	$—

(1)
Collateral with a fair value of  $118,699,752 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$14,613,174	$(14,613,174)	$—
Citigroup Global Markets Inc	5,837,390	(5,837,390)	—
J.P. Morgan Securities LLC	12,280,566	(12,280,566)	—
Wells Fargo Securities LLC	350,991	(350,991)	—
Total	$33,082,121	$(33,082,121)	$—

(1)
Collateral with a fair value of  $33,895,651 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc	$98,496	$(98,496)	$—
BofA Securities Inc	9,132,022	(9,132,022)	—
Citigroup Global Markets Inc	3,642,113	(3,642,113)	—
J.P. Morgan Securities LLC	10,363,121	(10,363,121)	—
Janney Montgomery Scott LLC	2,356,380	(2,356,380)	—
National Bank of Canada Financial Inc	109,706	(109,706)	—
Scotia Capital (USA) Inc	2,693,051	(2,693,051)	—
TD Prime Services LLC	1,379,206	(1,379,206)	—
UBS AG	102,874	(102,874)	—
Wells Fargo Bank NA	594,895	(594,895)	—
Total	$30,471,864	$(30,471,864)	$—

(1)
Collateral with a fair value of  $31,192,985 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Limited Maturity Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc	$4,972	$(4,972)	$—
Total	$4,972	$(4,972)	$—

(1)
Collateral with a fair value of  $3,127 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Stock Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$577,824	$(577,824)	$—
BNP Paribas Prime Brokerage Intl Ltd	1,407,613	(1,407,613)	—
BofA Securities Inc	2,764,103	(2,764,103)	—
Citadel Clearing LLC	3,975,845	(3,975,845)	—
Citadel Securities LLC	5,145,194	(5,145,194)	—
Citigroup Global Markets Inc	8,134,851	(8,134,851)	—
Credit Suisse AG	917,280	(917,280)	—
Goldman Sachs & Co. LLC	5,753,236	(5,753,236)	—
J.P. Morgan Securities LLC	9,893,287	(9,893,287)	—
Jefferies LLC	132,883	(132,883)	—
Morgan Stanley & Co. LLC	11,679,720	(11,679,720)	—
National Bank of Canada Financial Inc	416,798	(416,798)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 10 — SECURITIES LENDING (continued)

U.S. Stock Index (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Financial Services LLC	1,941,539	(1,941,539)	—
RBC Capital Markets, LLC	145,543	(145,543)	—
Scotia Capital (USA) Inc	830,529	(830,529)	—
State Street Bank and Trust Company	11,868,597	(11,868,597)	—
TD Prime Services LLC	1,795,790	(1,795,790)	—
UBS Securities LLC	4,679,821	(4,679,821)	—
Wells Fargo Bank NA	3,145,321	(3,145,321)	—
Wells Fargo Securities LLC	3,104,620	(3,104,620)	—
Total	$78,310,394	$(78,310,394)	$—

(1)
Collateral with a fair value of  $80,158,367 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Clarion Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Bank of Canada Financial Inc	$5,356,212	$(5,356,212)	$—
Total	$5,356,212	$(5,356,212)	$—

(1)
Collateral with a fair value of  $5,500,430 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Small Cap Core Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc	$452,930	$(452,930)	$—
BMO Capital Markets Corp	7,617	(7,617)	—
BofA Securities Inc	304,634	(304,634)	—
Citadel Clearing LLC	4,468,544	(4,468,544)	—
Citadel Securities LLC	36,575	(36,575)	—
Citigroup Global Markets Inc	479,697	(479,697)	—
Credit Suisse AG	803,820	(803,820)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	44,746	(44,746)	—
Daiwa Capital Markets America Inc	203,422	(203,422)	—
Goldman Sachs &Co. LLC	423,173	(423,173)	—
HSBC Bank PLC	6,768	(6,768)	—
Industrial And Commercial Bank Of China	257,507	(257,507)	—
Jefferies LLC	23,723	(23,723)	—
Morgan Stanley & Co. LLC	1,682,077	(1,682,077)	—
National Bank of Canada Financial Inc	951,395	(951,395)	—
National Financial Services LLC	3,857,651	(3,857,651)	—
Scotia Capital (USA) Inc	1,486,428	(1,486,428)	—
SG Americas Securities, LLC	186	(186)	—
State Street Bank and Trust Company	150,736	(150,736)	—
Wells Fargo Securities LLC	298,703	(298,703)	—
Total	$15,940,332	$(15,940,332)	$—

(1)
Collateral with a fair value of  $16,382,548 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2019			Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains
Balanced Income	$17,507,119	$22,330,665	$—	$21,388,006	$—
High Yield	27,626,712	—	—	29,906,645	—
Large Cap Growth	92,570,069	861,560,330	—	100,614,276	738,363,692
Large Cap Value	20,135,479	75,474,848	—	36,185,341	113,218,192
Limited Maturity Bond	4,822,692	—	—	4,602,405	—
U.S. Stock Index	102,304,549	350,050,354	—	90,048,735	284,391,334
Clarion Real Estate	6,789,635	1,619,442	—	9,797,840	35,848,143
JPMorgan Small Cap Core Equity	17,498,317	175,897,372	9,547,328	16,561,211	78,730,540
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Balanced Income	$21,831,849	$14,167,103	$18,069,843	—	—	—
High Yield	173,288	—	16,758,916	$(1,630,216)	Short-term	None
				(36,518,131)	Long-term	None
				$(38,148,347)
Large Cap Growth	31,894,555	669,794,412	1,183,390,589	—	—	—
Large Cap Value	3,944,962	85,409,561	117,012,757	—	—	—
Limited Maturity Bond	3,427,298	—	1,447,797	$(826,824)	Short-term	None
				(2,362,268)	Long-term	None
				$(3,189,092)
U.S. Stock Index	26,966,468	271,466,903	2,616,351,356	—	—	—
Clarion Real Estate	14,812,854	18,855,671	31,412,215	—	—	—
JPMorgan Small Cap Core Equity	—	—	81,696,538	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.
NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, with the exception of High Yield, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts. As a result of the adoption of ASU 2017-08 effective as of January 1, 2019, the amortized cost basis of investments for High Yield was reduced by $170,023 and unrealized appreciation of investments was increased by $170,023.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.
NOTE 13 — REORGANIZATION
On August 23, 2019, High Yield (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of VY® Pioneer High Yield Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 30, 2019. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows (Unaudited):
Net investment income	$32,344,944
Net realized and unrealized loss on investments	$49,001,240
Net decrease in net assets resulting from operations	$81,346,184
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 23, 2019. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$98,023	$492,447	$3,146	$911	1.1651
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $590,470,175.
NOTE 14 — AUDITOR CHANGE (Unaudited)
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 14 — AUDITOR CHANGE (Unaudited) (continued)

disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 15 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2019, the following Portfolios paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
High Yield
Class ADV	$0.0415	February 3, 2020	Daily
Class I	$0.0466	February 3, 2020	Daily
Class S	$0.0445	February 3, 2020	Daily
Class S2	$0.0433	February 3, 2020	Daily
	Per Share Amount	Payable Date	Record Date
Limited Maturity Bond
Class ADV	$0.0136	February 3, 2020	Daily
Class I	$0.0191	February 3, 2020	Daily
Class S	$0.0171	February 3, 2020	Daily
Management Fee Waiver: The Board approved an increase to the management fee waiver for Clarion Real Estate. Effective January 1, 2020, the Investment Adviser is contractually obligated to waive 0.067% of the management fee for the Portfolio. This waiver is not eligible for recoupment.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 39.4%
	Communication Services: 2.5%
50,031	AT&T, Inc.	$1,955,211	0.5
24,462 (1)	Auto Trader Group PLC	193,181	0.1
27,609	Verizon Communications, Inc.	1,695,193	0.4
521,090 (2)	Other Securities	5,683,813	1.5
		9,527,398	2.5
	Consumer Discretionary: 3.4%
442,195 (3)	Other Securities	13,202,828	3.4

	Consumer Staples: 3.3%
10,732	PepsiCo, Inc.	1,466,742	0.4
15,590	Philip Morris International, Inc.	1,326,553	0.3
15,784	Procter & Gamble Co.	1,971,422	0.5
229,958	Other Securities	8,153,001	2.1
		12,917,718	3.3
	Energy: 1.6%
12,916	Chevron Corp.	1,556,507	0.4
203,010 (3)	Other Securities	4,762,078	1.2
		6,318,585	1.6
	Financials: 5.4%
10,296 (1)	ABN AMRO Bank NV	187,659	0.1
17,068	JPMorgan Chase & Co.	2,379,279	0.6
24,698	Wells Fargo & Co.	1,328,753	0.3
827,815 (3)	Other Securities	17,172,908	4.4
		21,068,599	5.4
	Health Care: 5.2%
14,846	AbbVie, Inc.	1,314,465	0.3
20,730	Bristol-Myers Squibb Co.	1,330,659	0.4
16,102	Johnson & Johnson	2,348,799	0.6
17,766	Merck & Co., Inc.	1,615,818	0.4
41,014	Pfizer, Inc.	1,606,928	0.4
131,888	Other Securities	12,067,379	3.1
		20,284,048	5.2
	Industrials: 4.0%
1,055 (1)	Aena SME SA	202,263	0.0
453,649	Other Securities	15,463,067	4.0
		15,665,330	4.0
	Information Technology: 9.5%
30,608	Cisco Systems, Inc.	1,467,960	0.4
30,634	Intel Corp.	1,833,445	0.5
35,478	Microsoft Corp.	5,594,880	1.4
474,734 (2)(3)	Other Securities	27,776,068	7.2
		36,672,353	9.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 1.1%
221,945	Other Securities	$4,119,138	1.1

	Real Estate: 1.7%
352,937	Other Securities	6,651,292	1.7
	Utilities: 1.7%
251,497	Other Securities	6,620,451	1.7
	Total Common Stock (Cost $134,651,115)	153,047,740	39.4
EXCHANGE-TRADED FUNDS: 0.6%
12,760	iShares Russell 1000 ETF	2,276,639	0.6
1,034	Other Securities	71,801	0.0
	Total Exchange-Traded Funds (Cost $2,273,955)	2,348,440	0.6
MUTUAL FUNDS: 8.5%
	Affiliated Investment Companies: 8.5%
3,493,812	Voya Floating Rate Fund - Class P	33,156,275	8.5
	Total Mutual Funds (Cost $33,771,324)	33,156,275	8.5
PREFERRED STOCK: 0.5%
	Financials: 0.5%
50 (4)(5)	Fannie Mae	2,012,442	0.5
	Total Preferred Stock (Cost $4,100,000)	2,012,442	0.5
RIGHTS: 0.0%
	Energy: 0.0%
1,886 (2)	Other Securities	895	0.0
	Total Rights (Cost $892)	895	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 6.6%
	Basic Materials: 0.5%
200,000 (1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	203,569	0.0
100,000 (1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	106,435	0.0
250,000 (1)	Evraz PLC, 5.250%, 04/02/2024	271,606	0.1
200,000 (1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	214,017	0.1
225,000 (1)	MMK International Capital DAC, 4.375%, 06/13/2024	238,004	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
100,000 (1)	Novelis Corp., 5.875%, 09/30/2026	$106,643	0.0
100,000 (1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	108,035	0.0
100,000 (1)	Tronox, Inc., 6.500%, 04/15/2026	103,272	0.0
100,000 (1)	Univar Solutions USA, Inc., 5.125%, 12/01/2027	104,563	0.0
600,000 (3)	Other Securities	639,493	0.2
		2,095,637	0.5
	Communications: 0.9%
100,000 (1)	Block Communications, Inc., 6.875%, 02/15/2025	103,999	0.0
100,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	105,687	0.1
86,000 (1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	95,424	0.0
100,000 (1)	CommScope, Inc., 5.500%, 06/15/2024	101,501	0.0
100,000 (1)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	107,312	0.1
50,000 (1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	50,671	0.0
50,000 (1)(6)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	48,718	0.0
100,000 (1)(6)	Entercom Media Corp., 7.250%, 11/01/2024	105,541	0.1
25,000 (1)	Frontier Communications Corp., 8.000%, 04/01/2027	26,171	0.0
100,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	111,310	0.1
25,000 (1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	22,823	0.0
100,000 (1)	MDC Partners, Inc., 6.500%, 05/01/2024	90,750	0.0
90,000 (1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	95,431	0.0
100,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	104,459	0.0
100,000 (1)	Plantronics, Inc., 5.500%, 05/31/2023	97,999	0.0
100,000 (1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	103,035	0.0
35,000 (1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	36,823	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
50,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	$52,842	0.0
100,000 (1)	TEGNA, Inc., 5.000%, 09/15/2029	101,875	0.0
100,000 (1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	104,435	0.0
100,000 (1)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	106,000	0.1
40,000 (1)	Townsquare Media, Inc., 6.500%, 04/01/2023	40,717	0.0
100,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	103,209	0.0
200,000 (1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	212,120	0.1
1,124,000 (3)	Other Securities	1,194,041	0.3
		3,322,893	0.9
	Consumer, Cyclical: 1.1%
100,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	103,459	0.0
100,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	109,732	0.1
100,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	102,541	0.0
100,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	103,625	0.0
100,000 (1)	Cedar Fair L.P., 5.250%, 07/15/2029	107,935	0.1
100,000 (1)	Core & Main L.P., 6.125%, 08/15/2025	103,999	0.0
100,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	107,987	0.1
100,000 (1)	Golden Nugget, Inc., 6.750%, 10/15/2024	103,749	0.0
100,000 (1)	IAA, Inc., 5.500%, 06/15/2027	106,435	0.0
100,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	107,160	0.1
100,000 (1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	101,791	0.0
100,000 (1)	Live Nation Entertainment, Inc., 4.750%, 10/15/2027	103,685	0.0
100,000 (1)	Mattel, Inc., 5.875%, 12/15/2027	105,560	0.0
100,000 (1)(6)	Michaels Stores, Inc., 8.000%, 07/15/2027	95,685	0.0
100,000 (1)	Navistar International Corp., 6.625%, 11/01/2025	102,084	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
100,000 (1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	$105,965	0.0
100,000 (1)	Performance Food Group, Inc., 5.500%, 10/15/2027	107,128	0.0
50,000 (1)	PetSmart, Inc., 5.875%, 06/01/2025	51,062	0.0
50,000 (1)	PetSmart, Inc., 7.125%, 03/15/2023	49,125	0.0
100,000 (1)	Resideo Funding, Inc., 6.125%, 11/01/2026	101,003	0.0
50,000 (1)	Scientific Games International, Inc., 5.000%, 10/15/2025	52,500	0.0
50,000 (1)	Scientific Games International, Inc., 8.250%, 03/15/2026	55,219	0.1
100,000 (1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	106,810	0.0
100,000 (1)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	101,625	0.0
100,000 (1)	Staples, Inc., 7.500%, 04/15/2026	103,937	0.0
100,000 (1)	Station Casinos LLC, 5.000%, 10/01/2025	102,000	0.0
100,000 (1)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	109,285	0.1
100,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	107,060	0.0
100,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	107,732	0.1
100,000 (1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	101,750	0.0
1,400,000 (3)	Other Securities	1,456,028	0.4
		4,383,656	1.1
	Consumer, Non-cyclical: 1.0%
200,000 (1)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	207,443	0.1
100,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	106,435	0.0
100,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	100,535	0.0
50,000 (1)	Bausch Health Cos, Inc., 5.500%,11/01/2025	52,354	0.0
50,000 (1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	51,766	0.0
100,000 (1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	104,041	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
55,000 (1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	$57,714	0.0
100,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	100,749	0.0
100,000 (1)	Cott Holdings, Inc., 5.500%, 04/01/2025	104,708	0.0
225,000 (1)	DP World Crescent Ltd., 3.750%, 01/30/2030	228,050	0.1
100,000 (1)(7)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	101,823	0.0
100,000 (1)	Garda World Security Corp., 8.750%, 05/15/2025	104,249	0.0
100,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	107,035	0.1
100,000 (1)	Hertz Corp./The, 7.125%, 08/01/2026	108,487	0.1
100,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	110,686	0.1
100,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	104,938	0.0
50,000 (1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	48,500	0.0
100,000 (1)(6)	Par Pharmaceutical, Inc., 7.500%,04/01/2027	99,753	0.0
100,000 (1)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	103,572	0.0
50,000 (1)(6)(7)	Polaris Intermediate Corp., 8.500% (PIK Rate 9.250%, Cash Rate 8.500%), 12/01/2022	46,687	0.0
100,000 (1)	Post Holdings, Inc., 5.000%, 08/15/2026	105,810	0.0
100,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	108,436	0.1
100,000 (1)	Simmons Foods, Inc., 5.750%, 11/01/2024	100,709	0.0
100,000 (1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	99,999	0.0
1,345,000	Other Securities	1,445,433	0.4
		3,909,912	1.0
	Energy: 1.0%
50,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	51,625	0.0
100,000 (1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	107,313	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
100,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	$98,233	0.0
100,000 (1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	111,185	0.1
3,175,000 (3)	Other Securities	3,402,241	0.9
		3,770,597	1.0
	Financial: 0.4%
50,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	53,829	0.0
50,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	53,529	0.0
100,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	103,584	0.0
200,000 (1)(8)	Kookmin Bank, 4.350%, 12/31/2199	203,925	0.1
105,000 (1)	LPL Holdings, Inc., 4.625%, 11/15/2027	107,363	0.1
100,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	103,732	0.0
100,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	101,225	0.0
800,000	Other Securities	879,374	0.2
		1,606,561	0.4
	Industrial: 0.7%
100,000 (1)	Amsted Industries, Inc., 5.625%, 07/01/2027	106,285	0.0
100,000 (1)	Berry Global, Inc., 5.625%, 07/15/2027	107,502	0.0
100,000 (1)	BMC East LLC, 5.500%, 10/01/2024	104,291	0.0
100,000 (1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	109,910	0.1
100,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	103,000	0.0
100,000 (1)	Clean Harbors, Inc., 5.125%, 07/15/2029	107,545	0.0
100,000 (1)	FXI Holdings, Inc., 7.875%, 11/01/2024	96,249	0.0
100,000 (1)	GFL Environmental, Inc., 8.500%, 05/01/2027	110,185	0.1
100,000 (1)	Granite Holdings US Acquisition Co., 11.000%, 10/01/2027	101,535	0.0
200,000 (1)	Klabin Austria GmbH, 5.750%, 04/03/2029	213,372	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
100,000 (1)	Masonite International Corp., 5.750%, 09/15/2026	$106,535	0.0
100,000 (1)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	98,999	0.0
100,000 (1)	Norbord, Inc., 5.750%, 07/15/2027	104,035	0.0
100,000 (1)	Owens-Brockway Glass Container, Inc., 5.375%, 01/15/2025	103,291	0.0
100,000 (1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	107,410	0.0
100,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	102,583	0.0
100,000 (1)	Sealed Air Corp., 5.500%, 09/15/2025	110,292	0.1
100,000 (1)(6)	SSL Robotics LLC, 9.750%, 12/31/2023	109,000	0.1
100,000 (1)	Standard Industries, Inc./NJ, 5.000%, 02/15/ 2027	104,482	0.0
100,000 (1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	109,535	0.1
100,000 (1)	TransDigm, Inc., 6.250%, 03/15/2026	108,448	0.0
376,000	Other Securities	420,417	0.1
		2,744,901	0.7
	Technology: 0.3%
100,000 (1)	Ascend Learning LLC, 6.875%, 08/01/2025	105,291	0.0
100,000 (1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	102,999	0.0
100,000 (1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	105,625	0.1
100,000 (1)	MTS Systems Corp., 5.750%, 08/15/2027	104,785	0.0
100,000 (1)	Open Text Corp., 5.875%, 06/01/2026	107,185	0.1
100,000 (1)	RP Crown Parent LLC, 7.375%, 10/15/2024	104,167	0.0
100,000 (1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	103,499	0.0
200,000	Other Securities	207,250	0.1
		940,801	0.3
	Utilities: 0.7%
100,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	105,560	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
2,550,000	Other Securities	$2,723,382	0.7
		2,828,942	0.7
	Total Corporate Bonds/Notes (Cost $24,596,370)	25,603,900	6.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.6%
887,703 (1)(8)	Agate Bay Mortgage Trust 2015-1 B4, 3.807%, 01/25/2045	855,912	0.2
554,530 (1)(8)	Chase Mortgage Finance Corp. 2016-SH1 M2, 3.750%, 04/25/2045	568,469	0.1
1,578,154 (1)(8)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	1,617,290	0.4
688,583 (1)(8)	CIM Trust 2019-J2 A13, 3.500%, 10/25/2049	698,098	0.2
6,878,482 (9)	Fannie Mae Interest Strip Series 367 2, 5.500%, 01/01/2036	1,461,219	0.4
5,489,389 (9)	Fannie Mae REMICS 2012-144 SC, 4.308%, (-1.000*US0001M + 6.100%), 01/25/2043	1,132,812	0.3
2,704,669 (9)	Fannie Mae REMICS 2012-151 WS, 4.408%, (-1.000*US0001M + 6.200%), 03/25/2042	377,203	0.1
6,801,703 (9)	Fannie Mae REMICS 2012-35 LS, 4.808%, (-1.000*US0001M + 6.600%), 04/25/2041	891,242	0.2
4,988,838 (9)	Fannie Mae REMICS 2013-20 SK, 4.408%, (-1.000*US0001M + 6.200%), 05/25/2041	551,045	0.1
1,510,767 (9)	Fannie Mae REMICS 2018-86 DS, 4.308%, (-1.000*US0001M + 6.100%), 12/25/2048	191,122	0.1
7,017,910 (9)	Freddie Mac REMICS 4517 KI, 0.450%, (-0.357*US0001M + 1.071%), 04/15/2043	151,247	0.0
9,519,553 (9)	Freddie Mac REMICS 4596 DI, 3.500%, 06/15/2046	1,431,131	0.4
4,043,938 (9)	Freddie Mac REMICS 4619 KS, 2.559%, (-1.000*US0001M + 4.250%), 06/15/2039	506,713	0.1
1,594,713 (9)	Ginnie Mae Series 2013-148 DS, 3.940%, (-1.000*US0001M + 5.680%), 10/16/2043	267,221	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,031,128 (9)	Ginnie Mae Series 2015-20 CI, 3.500%, 02/20/2030	$1,292,960	0.3
1,263,693 (9)	Ginnie Mae Series 2015-42 IY, 5.500%, 08/20/2039	152,503	0.0
9,748,223 (9)	Ginnie Mae Series 2019-23 MT, 0.600%, (-1.000*US0001M + 6.700%), 03/20/2042	197,673	0.1
1,364,957 (1)(8)	PSMC 2019-1 A1 Trust, 4.000%, 07/25/2049	1,391,855	0.4
1,351,641 (1)(8)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	1,355,415	0.3
1,000,000 (1)(8)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,007,663	0.3
1,000,009	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.242%, (US0001M + 4.450%), 01/25/2029	1,057,300	0.3
922,609	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.142%, (US0001M + 4.350%), 05/25/2029	973,675	0.3
400,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 4.442%, (US0001M + 2.650%), 02/25/2030	$410,831	0.1
501,262	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 4.592%, (US0001M + 2.800%), 02/25/2030	515,233	0.1
1,100,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 3.942%, (US0001M + 2.150%), 10/25/2030	1,109,482	0.3
1,200,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.342%, (US0001M + 2.550%), 12/25/2030	1,222,386	0.3
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 4.142%, (US0001M + 2.350%), 01/25/2031	1,015,208	0.3
1,138,850	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 3.792%, (US0001M + 2.000%), 03/25/2031	1,144,537	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
300,000	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.042%, (US0001M + 2.250%), 07/25/2030	$304,243	0.1
1,200,000 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.092%, (US0001M + 2.300%), 08/25/2031	1,212,129	0.3
941,671 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.192%, (US0001M + 2.400%), 04/25/2031	953,372	0.2
2,652,122 (9)	Fannie Mae REMICS 2008-36 YI, 5.408%, (-1.000*US0001M + 7.200%), 07/25/2036	403,036	0.1
1,164,413 (9)	Fannie Mae REMICS 2010-59 NS, 3.978%, (-1.000*US0001M + 5.770%), 06/25/2040	176,660	0.0
5,902,874 (9)	Fannie Mae REMICS 2012-121 ID, 3.000%, 11/25/2027	402,564	0.1
7,144,445 (9)	Fannie Mae REMICS 2013-71 AI, 3.000%, 07/25/2028	541,731	0.1
500,000 (1)(8)	Flagstar Mortgage Trust 2017-1 1A7, 3.500%, 03/25/2047	512,770	0.1
931,866 (1)(8)	Flagstar Mortgage Trust 2017-1 B3, 3.684%, 03/25/2047	938,386	0.3
1,985,165 (1)(8)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	2,029,898	0.5
700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 5.692%, (US0001M + 3.900%), 12/25/2027	724,426	0.2
540,183	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 5.592%, (US0001M + 3.800%), 03/25/2025	554,343	0.1
700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.342%, (US0001M + 5.550%), 07/25/2028	772,912	0.2
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.242%, (US0001M + 3.450%), 10/25/2029	639,736	0.2
1,300,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 4.442%, (US0001M + 2.650%), 01/25/2049	1,325,259	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,158,902 (9)	Freddie Mac REMICS 3318 KS, 4.670%, (-1.000*US0001M + 6.410%), 05/15/2037	$146,601	0.0
1,397,579 (9)	Freddie Mac REMICS 3879 SL, 4.860%, (-1.000*US0001M + 6.600%), 01/15/2041	186,539	0.1
5,715,989 (9)	Freddie Mac REMICS 4120 JS, 4.460%, (-1.000*US0001M + 6.200%), 10/15/2032	878,737	0.2
4,281,440 (9)	Freddie Mac REMICS 4141 EI, 3.000%, 09/15/2027	253,665	0.1
5,286,311 (9)	Freddie Mac REMICS 4153 IB, 2.500%, 01/15/2028	314,209	0.1
733,471 (1)(8)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	744,831	0.2
754,083 (1)(8)	J.P. Morgan Mortgage Trust 2019-2 A15, 4.000%, 08/25/2049	766,610	0.2
1,775,106 (1)(8)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	1,802,598	0.5
637,695 (1)(8)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	640,620	0.2
877,772 (1)(8)	JP Morgan Mortgage Trust 2017-5 B2, 3.155%, 10/26/2048	868,480	0.2
1,156,482 (1)(8)	JP Morgan Mortgage Trust 2018-3 B2, 3.762%, 09/25/2048	1,174,585	0.3
749,896 (1)(8)	JP Morgan Mortgage Trust 2018-4 B2, 3.779%, 10/25/2048	762,420	0.2
971,172 (1)(8)	JP MORGAN MORTGAGE TRUST 2018-5 A13, 3.500%, 10/25/2048	997,205	0.2
756,896 (1)(8)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	768,619	0.2
792,837 (1)(8)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	805,116	0.2
990,795 (1)(8)	JP Morgan Mortgage Trust 2019-INV1 B2, 5.151%, 10/25/2049	1,074,003	0.3
1,288,827 (1)(8)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	1,322,860	0.3
595,654 (1)(8)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.830%, 12/25/2049	629,836	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,080,805 (1)(8)	New Residential Mortgage Loan Trust 2019-NQM3 A3, 3.086%, 07/25/2049	$1,082,051	0.3
972,731 (1)(8)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	988,248	0.3
1,182,632 (1)(8)	Sequoia Mortgage Trust 2019-2 B2, 4.244%, 06/25/2049	1,228,332	0.3
1,182,632 (1)(8)	Sequoia Mortgage Trust 2019-2 B3, 4.244%, 06/25/2049	1,205,176	0.3
263,168 (1)(8)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	266,602	0.1
589,867 (1)(8)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	598,448	0.1
761,404 (1)(8)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	774,406	0.2
295,300 (1)(8)	Verus Securitization Trust 2018-INV1 A1, 3.626%, 03/25/2058	298,026	0.1
639,415 (1)(8)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	641,214	0.1
581,825 (1)(8)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.697%, 07/25/2047	583,768	0.2
	Total Collateralized Mortgage Obligations (Cost $56,630,240)	56,842,715	14.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.4%
	Government National Mortgage Association: 1.1%
4,099,000 (10)	3.000%,01/20/2050	4,208,020	1.1

	Uniform Mortgage-Backed Securities: 1.3%
813,000 (10)	3.000%,01/25/2035	833,014	0.2
4,380,000 (10)	3.500%,06/25/2042	4,503,641	1.1
		5,336,655	1.3
	Total U.S. Government Agency Obligations (Cost $9,539,477)	9,544,675	2.4

U.S. TREASURY OBLIGATIONS: 2.3%
	U.S. Treasury Bonds: 0.7%
2,416,000	2.250%,08/15/2049	2,341,676	0.6
180,000	3.500%,02/15/2039	215,568	0.1
		2,557,244	0.7

	U.S. Treasury Notes: 1.6%
4,079,200	1.625%,12/31/2021	4,083,316	1.1
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes (continued)
2,152,000	1.750%-2.125%, 01/31/2021-11/15/2029	$2,131,336	0.5
		6,214,652	1.6
	Total U.S. Treasury Obligations (Cost $8,793,697)	8,771,896	2.3

COMMERCIAL MORTGAGE-BACKED SECURITIES: 11.8%
330,000 (1)(8)	BAMLL Re-REMIC Trust 2016-FRR16 B, 1.003%, 05/27/2021	317,261	0.1
410,000 (1)(8)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	353,977	0.1
370,000 (1)(8)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.205%, 12/27/2046	352,355	0.1
17,717,664 (8)(9)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.645%, 11/15/2029	948,134	0.2
200,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	189,307	0.1
370,000 (1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	344,271	0.1
650,000 (1)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	596,356	0.1
2,000,000 (1)(8)	BANK 2017-BNK5 D, 3.078%, 06/15/2060	1,813,995	0.5
1,170,000 (1)	BANK 2017-BNK8 D, 2.600%, 11/15/2050	1,032,867	0.3
1,460,000 (1)	BANK 2019-BNK17 D, 3.000%, 04/15/2052	1,330,964	0.3
1,000,000 (1)(8)	Benchmark 2018-B3 D Mortgage Trust, 3.057%, 04/10/2051	911,912	0.2
12,422,039 (8)(9)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.232%, 03/15/2062	1,113,000	0.3
800,000 (1)	BX Commercial Mortgage Trust 2019-XL J, 4.390%, (US0001M + 2.650%), 10/15/2036	803,027	0.2
310,000 (1)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	301,051	0.1
2,000,000 (1)(8)	CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/2039	2,079,441	0.5
16,260,000 (8)(9)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 1.009%, 12/15/2072	1,144,888	0.3
2,350,000 (1)(8)	Citigroup Commercial Mortgage Trust 2013-GC15 D, 5.214%, 09/10/2046	2,469,755	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,000,000 (8)	Commercial Mortgage Pass Through Certificates 2016-CR28 D, 3.896%, 02/10/2049	$2,025,473	0.5
650,000 (1)(8)	COMM 2014-LC15 D Mortgage Trust, 4.984%, 04/10/2047	660,937	0.2
2,000,000 (8)	COMM 2015-CCRE26 D Mortgage Trust, 3.484%, 10/10/2048	1,891,285	0.5
520,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 4.390%, (US0001M + 2.650%), 05/15/2036	522,308	0.1
2,000,000 (8)	CSAIL 2015-C2 C Commercial Mortgage Trust, 4.192%, 06/15/2057	1,942,466	0.5
190,000 (1)(8)	DBUBS 2017-BRBK E Mortgage Trust, 3.530%, 10/10/2034	189,188	0.1
205,000 (1)(8)	GRACE 2014-GRCE F Mortgage Trust, 3.590%, 06/10/2028	205,761	0.1
13,790,457 (8)(9)	GS Mortgage Securities Trust 2019-GC39 XA, 1.143%, 05/10/2052	1,105,155	0.3
2,000,000 (1)	Hawaii Hotel Trust 2019-MAUI F, 4.490%, (US0001M + 3.000%), 05/15/2038	2,005,939	0.5
931,460 (1)	HPLY Trust 2019-HIT E, 4.090%, (US0001M + 2.350%), 11/15/2036	934,289	0.2
200,000 (1)(8)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	176,281	0.0
27,618,815 (8)(9)	JPMDB Commercial Mortgage Securities Trust 2018-C8 XA, 0.649%, 06/15/2051	1,089,897	0.3
2,000,000 (1)	KNDL 2019-KNSQ E Mortgage Trust, 3.540%, (US0001M + 1.800%), 05/15/2036	2,001,216	0.5
560,000 (1)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 F, 3.707%, 11/15/2046	528,809	0.2
530,000 (1)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	515,384	0.1
1,955,000 (1)(8)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	1,787,477	0.5
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,000,000 (1)	Morgan Stanley Capital I Trust 2019-PLND E, 3.890%, (US0001M + 2.150%), 05/15/2036	$2,004,001	0.5
2,000,000 (1)	UBS Commercial Mortgage Trust 2018-NYCH C, 3.240%, (US0001M + 1.500%), 02/15/2032	1,998,809	0.5
2,240,000 (1)	Wells Fargo Commercial Mortgage Trust 2019- C49 D, 3.000%, 03/15/2052	1,966,853	0.5
2,000,000 (1)(8)	WFRBS Commercial Mortgage Trust 2011- C5 E, 5.671%, 11/15/2044	2,051,310	0.6
2,210,000 (1)	WFRBS Commercial Mortgage Trust 2013- C12 E, 3.500%, 03/15/2048	2,030,917	0.5
1,920,000 (8)	WFRBS Commercial Mortgage Trust 2014- C19 C, 4.646%, 03/15/2047	2,016,987	0.5
	Total Commercial Mortgage-Backed Securities
	(Cost $44,715,508)	45,753,303	11.8

ASSET-BACKED SECURITIES: 8.1%
	Automobile Asset-Backed Securities: 1.5%
550,000 (1)	Oscar US Funding XI LLC 2019-2A A4, 2.680%, 09/10/2026	554,587	0.2
550,000	Santander Drive Auto Receivables Trust 2019-1 D, 3.650%, 04/15/2025	563,478	0.1
1,000,000	Santander Drive Auto Receivables Trust 2019-2 D, 3.220%, 07/15/2025	1,020,239	0.3
150,000	Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	150,622	0.0
350,000	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	348,797	0.1
600,000 (1)	Santander Retail Auto Lease Trust 2019-B C, 2.770%, 08/21/2023	602,843	0.2
2,450,000	Other Securities	2,472,566	0.6
		5,713,132	1.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities: 0.2%
629,928 (1)(8)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	$602,511	0.2

	Other Asset-Backed Securities: 6.3%
150,000 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	154,011	0.0
400,000 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	406,004	0.1
300,000 (1)	Babson CLO Ltd. 2018-3A C, 3.866%, (US0003M + 1.900%), 07/20/2029	291,578	0.1
750,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA BR, 4.551%, (US0003M + 2.550%), 07/15/2029	730,719	0.2
750,000 (1)	Benefit Street Partners CLO X Ltd. 2016-10A BR, 4.401%, (US0003M + 2.400%), 01/15/2029	738,977	0.2
700,000 (1)	Dryden 43 Senior Loan Fund 2016-43A CR, 4.366%, (US0003M + 2.400%), 07/20/2029	694,071	0.2
453,197 (1)	J.G. Wentworth XXXVIII LLC 2017-1A A, 3.990%, 08/16/2060	484,030	0.1
750,000 (1)	LCM XV L.P. 15A CR, 4.366%, (US0003M + 2.400%), 07/20/2030	740,380	0.2
750,000 (1)	Neuberger Berman CLO XVII Ltd. 2014-17A CR, 4.603%, (US0003M + 2.650%), 04/22/2029	738,502	0.2
1,000,000 (1)	Neuberger Berman Loan Advisers CLO 25 Ltd. 2017-25A C, 4.153%, (US0003M + 2.150%), 10/18/2029	988,584	0.3
750,000 (1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	750,392	0.2
800,000 (1)	Palmer Square Loan Funding 2019-2A B Ltd., 4.216%, (US0003M + 2.250%), 04/20/2027	799,983	0.2
500,000 (1)	Shackleton CLO Ltd. 2019-15A C, 4.703%, (US0003M + 2.800%), 01/15/2030	499,980	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
500,000 (1)	Silver Creek CLO Ltd. 2014-1A CR, 4.266%, (US0003M + 2.300%), 07/20/2030	$495,808	0.1
500,000 (1)	BlueMountain CLO XXV Ltd. 2019-25A C, 4.736%, (US0003M + 2.450%), 07/15/2032	500,127	0.1
392,000 (1)	Domino’s Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	393,222	0.1
609,288 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	627,707	0.2
500,000 (1)	Dryden 75 CLO Ltd. 2019-75A CR, 4.401%, (US0003M + 2.400%), 07/15/2030	496,768	0.1
750,000 (1)	LCM XXII Ltd. 22A BR, 3.966%, (US0003M + 2.000%), 10/20/2028	723,904	0.2
700,000 (1)	LCM XXIV Ltd. 24A C, 4.216%, (US0003M + 2.250%), 03/20/2030	675,937	0.2
500,000 (1)	Madison Park Funding XXI Ltd. 2016-21A BR, 4.790%, (US0003M + 2.850%), 10/15/2032	500,341	0.1
650,000 (1)	Marlette Funding Trust 2019-3A B, 3.070%, 09/17/2029	652,411	0.2
567,373 (1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	573,820	0.1
935,521 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	953,201	0.2
750,000 (1)	OCP Clo 2019-17A C1 Ltd., 4.847%, (US0003M + 2.550%), 07/20/2032	750,522	0.2
250,000 (1)	Octagon Loan Funding Ltd. 2014-1A CRR, 4.104%, (US0003M + 2.200%), 11/18/2031	238,584	0.1
750,000 (1)	OHA Credit Funding 3 Ltd. 2019-3A C, 5.075%, (US0003M + 2.450%), 07/20/2032	750,751	0.2
1,000,000 (1)	Palmer Square CLO 2015-1A BR2 Ltd., 4.145%, (US0003M + 2.250%), 05/21/2029	986,045	0.2
150,000 (1)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	152,827	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
150,000 (1)	SoFi Consumer Loan Program 2018-4 B Trust, 3.960%, 11/26/2027	$153,320	0.0
1,000,000 (1)	SoFi Consumer Loan Program 2019-3 D Trust, 3.890%, 05/25/2028	1,018,205	0.3
200,000 (1)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	199,539	0.1
100,000 (1)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	99,747	0.0
384,079 (1)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	389,366	0.1
750,000 (1)	THL Credit Wind River 2016-1A CR CLO Ltd., 4.086%, (US0003M + 2.100%), 07/15/2028	734,431	0.2
2,000,000 (1)(8)	Towd Point Mortgage Trust 2015-4 M2, 3.750%, 04/25/2055	2,090,053	0.5
180,000 (1)(8)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	191,099	0.1
1,176,000 (1)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,197,321	0.3
248,750 (1)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	254,018	0.1
780,000 (1)	Westcott Park CLO Ltd. 2016-1A CR, 4.216%, (US0003M + 2.250%), 07/20/2028	775,287	0.2
		24,591,572	6.3
	Student Loan Asset-Backed Securities: 0.1%
600,000 (1)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	579,001	0.1
	Total Asset-Backed Securities (Cost $31,431,731)	31,486,216	8.1
SOVEREIGN BONDS: 2.1%
BRL5,000,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	1,461,399	0.4
200,000 (1)	Kenya Government International Bond, 7.000%, 05/22/2027	213,388	0.0
PEN1,303,000 (1)	Peru Government Bond, 6.150%, 08/12/2032	446,060	0.1
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
RUB12,298,392,000	Other Securities	$6,156,739	1.6
	Total Sovereign Bonds (Cost $8,058,364)	8,277,586	2.1

	Value	Percentage of Net Assets
PURCHASED OPTIONS(11): 0.0%
Total Purchased Options (Cost $32,214)	18,947	0.0
Total Long-Term Investments (Cost $358,594,887)	376,865,030	96.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Repurchase Agreements: 0.6%
1,000,000 (12)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,020,089, due 09/01/24-11/01/49)	1,000,000	0.3
178,222 (12)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $178,238, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $181,803, due 01/15/20-11/15/48)	178,222	0.0
1,000,000 (12)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 06/30/21-12/01/49)	1,000,000	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
	Total Repurchase Agreements
	Total Short-Term Investments (Cost $2,178,222)	$2,178,222	0.6
	Total Investments in Securities (Cost $360,773,109)	$379,043,252	97.5
	Assets in Excess of Other Liabilities	9,569,491	2.5
	Net Assets	$388,612,743	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
Preferred Stock may be called prior to convertible date.

(5)
Non-income producing security.

(6)
Security, or a portion of the security, is on loan.

(7)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(8)
Variable rate security. Rate shown is the rate in effect as of December 31, 2019.

(9)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(10)
Settlement is on a when-issued or delayed-delivery basis.

(11)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(12)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Currency Abbreviations:
BRL   Brazilian Real
EUR   EU Euro
IDR   Indonesian Rupiah
PEN   Peruvian Nuevo Sol
RUB   Russian Ruble
Reference Rate Abbreviations:
US0001M   1-month LIBOR
US0003M   3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$7,640,988	$1,886,410	$—	$9,527,398
Consumer Discretionary	11,237,512	1,965,316	—	13,202,828
Consumer Staples	9,735,624	3,182,094	—	12,917,718
Energy	4,810,730	1,507,855	—	6,318,585
Financials	15,786,539	5,282,060	—	21,068,599
Health Care	16,883,809	3,400,239	—	20,284,048
Industrials	10,326,044	5,339,286	—	15,665,330
Information Technology	34,974,137	1,698,216	—	36,672,353
Materials	2,066,600	2,052,538	—	4,119,138
Real Estate	5,255,549	1,395,743	—	6,651,292
Utilities	5,320,393	1,300,058	—	6,620,451
Total Common Stock	124,037,925	29,009,815	—	153,047,740
Exchange-Traded Funds	2,348,440	—	—	2,348,440
Mutual Funds	33,156,275	—	—	33,156,275
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Preferred Stock	—	2,012,442	—	2,012,442
Rights	895	—	—	895
Purchased Options	—	18,947	—	18,947
Corporate Bonds/Notes	—	25,603,900	—	25,603,900
Collateralized Mortgage Obligations	—	56,842,715	—	56,842,715
Asset-Backed Securities	—	31,486,216	—	31,486,216
U.S. Government Agency Obligations	—	9,544,675	—	9,544,675
Commercial Mortgage-Backed Securities	—	45,753,303	—	45,753,303
Sovereign Bonds	—	8,277,586	—	8,277,586
U.S. Treasury Obligations	—	8,771,896	—	8,771,896
Short-Term Investments	—	2,178,222	—	2,178,222
Total Investments, at fair value	$159,543,535	$219,499,717	$—	$379,043,252
Other Financial Instruments+
Centrally Cleared Swaps	—	115,231	—	115,231
Forward Foreign Currency Contracts	—	1,037,336	—	1,037,336
Futures	394,930	—	—	394,930
Total Assets	$159,938,465	$220,652,284	$—	$380,590,749
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(30,609)	$—	$(30,609)
Forward Foreign Currency Contracts	—	(697,516)	—	(697,516)
Futures	(319,343)	—	—	(319,343)
Volatility Swaps	—	(36,587)	—	(36,587)
Written Options	—	(1,015)	—	(1,015)
Total Liabilities	$(319,343)	$(765,727)	$—	$(1,085,070)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund – Class P		$43,978,877	$(10,207,554)	$(615,048)	$33,156,275	$1,453,862	$(252,558)	$—
	$—	$43,978,877	$(10,207,554)	$(615,048)	$33,156,275	$1,453,862	$(252,558)	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following forward foreign currency contracts were outstanding for Voya Balanced Income Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 2,394,000	GBP 1,827,314	Bank of America N.A.	01/17/20	$(27,479)
USD 539,000	NZD 800,771	Bank of America N.A.	01/17/20	(195)
NZD 2,023,030	USD 1,325,784	Bank of America N.A.	01/17/20	36,413
GBP 1,644,744	USD 2,158,000	Bank of America N.A.	01/17/20	21,545
COP 12,994,599	USD 3,898	Bank of America N.A.	02/07/20	50
NOK 33,452,479	USD 3,659,545	BNP Paribas	01/17/20	151,085
SEK 71,366,076	USD 7,511,881	BNP Paribas	01/17/20	112,873
USD 2,458,366	GBP 1,865,536	BNP Paribas	01/17/20	(13,763)
USD 7,955,661	EUR 7,166,134	BNP Paribas	01/17/20	(89,837)
RUB 2,710,816	USD 42,283	BNP Paribas	02/07/20	1,200
USD 46,000	RUB 2,951,566	BNP Paribas	02/07/20	(1,345)
USD 920,321	PEN 3,078,380	BNP Paribas	02/07/20	(7,723)
USD 1,187,000	CHF 1,163,395	Brown Brothers Harriman & Co.	01/17/20	(16,346)
USD 3,545,000	CHF 3,471,264	Brown Brothers Harriman & Co.	01/17/20	(45,467)
EUR 742,980	USD 825,000	Brown Brothers Harriman & Co.	01/17/20	9,152
USD 2,713,000	NOK 23,916,302	Brown Brothers Harriman & Co.	01/17/20	(11,348)
USD 3,090,000	CAD 4,032,849	Brown Brothers Harriman & Co.	01/17/20	(15,890)
USD 3,504,000	SEK 32,720,447	Brown Brothers Harriman & Co.	01/17/20	8,147
EUR 897,016	USD 997,000	Brown Brothers Harriman & Co.	01/17/20	10,089
SEK 11,161,983	USD 1,185,000	Brown Brothers Harriman & Co.	01/17/20	7,546
EUR 7,952,909	USD 8,890,000	Brown Brothers Harriman & Co.	01/17/20	38,818
USD 1,921,000	AUD 2,743,549	Brown Brothers Harriman & Co.	01/17/20	(4,991)
EUR 1,494,884	USD 1,676,000	Brown Brothers Harriman & Co.	01/17/20	2,323
USD 954,000	SEK 8,905,899	Brown Brothers Harriman & Co.	01/17/20	2,494
USD 829,000	GBP 636,403	Brown Brothers Harriman & Co.	01/17/20	(14,335)
USD 1,178,000	SEK 11,075,597	Brown Brothers Harriman & Co.	01/17/20	(5,317)
USD 1,230,000	CHF 1,202,999	Brown Brothers Harriman & Co.	01/17/20	(14,310)
USD 1,016,000	CAD 1,331,204	Brown Brothers Harriman & Co.	01/17/20	(9,224)
CHF 1,176,316	USD 1,203,000	Brown Brothers Harriman & Co.	01/17/20	13,711
JPY 196,659,234	USD 1,808,000	Brown Brothers Harriman & Co.	01/17/20	3,376
AUD 2,162,931	USD 1,487,000	Brown Brothers Harriman & Co.	01/17/20	31,393
USD 1,001,000	CAD 1,317,384	Brown Brothers Harriman & Co.	01/17/20	(13,581)
USD 675,000	CHF 663,725	Brown Brothers Harriman & Co.	01/17/20	(11,517)
NOK 27,105,341	USD 2,980,000	Brown Brothers Harriman & Co.	01/17/20	107,617
USD 8,742,000	EUR 7,824,695	Brown Brothers Harriman & Co.	01/17/20	(42,871)
CHF 1,222,021	USD 1,245,000	Brown Brothers Harriman & Co.	01/17/20	18,985
NZD 1,466,728	USD 966,000	Brown Brothers Harriman & Co.	01/17/20	21,614
USD 2,305,000	CAD 3,037,826	Brown Brothers Harriman & Co.	01/17/20	(34,575)
USD 1,444,000	JPY 157,425,602	Brown Brothers Harriman & Co.	01/17/20	(6,005)
USD 1,734,000	SEK 16,258,019	Brown Brothers Harriman & Co.	01/17/20	(3,007)
CHF 909,864	USD 941,000	Brown Brothers Harriman & Co.	01/17/20	109
EUR 8,836,446	USD 9,805,000	Brown Brothers Harriman & Co.	01/17/20	115,775
USD 471,000	JPY 51,323,080	Brown Brothers Harriman & Co.	01/17/20	(1,723)
USD 2,106,000	CAD 2,776,534	Brown Brothers Harriman & Co.	01/17/20	(32,341)
AUD 1,387,068	USD 946,000	Brown Brothers Harriman & Co.	01/17/20	27,732
SEK 11,468,291	USD 1,228,000	Brown Brothers Harriman & Co.	01/17/20	(2,728)
GBP 2,485,235	USD 3,273,000	Brown Brothers Harriman & Co.	01/17/20	20,328
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 2,276,436	AUD 3,333,713	Brown Brothers Harriman & Co.	01/17/20	(63,854)
USD 580,000	CAD 767,023	Brown Brothers Harriman & Co.	01/17/20	(10,721)
USD 1,361,000	AUD 1,990,575	Brown Brothers Harriman & Co.	01/17/20	(36,398)
NZD 2,421,507	USD 1,615,000	Brown Brothers Harriman & Co.	01/17/20	15,510
USD 1,231,000	SEK 11,507,107	Brown Brothers Harriman & Co.	01/17/20	1,580
USD 964,000	JPY 104,491,845	Citibank N.A.	01/17/20	1,553
GBP 460,821	USD 609,000	Citibank N.A.	01/17/20	1,661
USD 838,000	GBP 647,178	Citibank N.A.	01/17/20	(19,612)
AUD 1,675,231	USD 1,151,000	Citibank N.A.	01/17/20	25,024
USD 577,000	CAD 762,947	Citibank N.A.	01/17/20	(10,582)
USD 1,198,000	CHF 1,173,777	Citibank N.A.	01/17/20	(16,084)
AUD 815,013	USD 562,000	Citibank N.A.	01/17/20	10,145
PLN 42,850	USD 11,169	Citibank N.A.	02/07/20	126
USD 954,748	IDR 13,403,326,575	Citibank N.A.	02/07/20	(11,350)
USD 1,520,624	BRL 6,124,466	Citibank N.A.	02/07/20	(180)
CAD 3,948,427	USD 2,979,547	Morgan Stanley Capital Services LLC	01/17/20	61,326
USD 1,518,000	CAD 1,994,100	Morgan Stanley Capital Services LLC	01/17/20	(17,752)
SEK 11,285,714	USD 1,202,000	Morgan Stanley Capital Services LLC	01/17/20	3,766
EUR 676,338	USD 750,000	Morgan Stanley Capital Services LLC	01/17/20	9,332
CHF 1,165,039	USD 1,188,000	Morgan Stanley Capital Services LLC	01/17/20	17,047
CHF 2,427,007	USD 2,508,000	Morgan Stanley Capital Services LLC	01/17/20	2,351
USD 858,000	GBP 661,777	Morgan Stanley Capital Services LLC	01/17/20	(18,958)
AUD 2,635,537	USD 1,830,000	Morgan Stanley Capital Services LLC	01/17/20	20,166
EUR 1,472,702	USD 1,638,000	Morgan Stanley Capital Services LLC	01/17/20	15,418
JPY 284,593,178	USD 2,630,376	Morgan Stanley Capital Services LLC	01/17/20	(9,064)
SEK 4,075,830	USD 434,000	Morgan Stanley Capital Services LLC	01/17/20	1,462
USD 1,223,000	GBP 939,207	Morgan Stanley Capital Services LLC	01/17/20	(21,598)
CHF 4,052,611	USD 4,105,941	Morgan Stanley Capital Services LLC	01/17/20	85,835
USD 1,169,000	JPY 126,680,590	Morgan Stanley Capital Services LLC	01/17/20	2,179
IDR 464,138,381	USD 32,975	Morgan Stanley Capital Services LLC	02/07/20	480
USD 1,239,145	RUB 79,459,930	Morgan Stanley Capital Services LLC	02/07/20	(35,445)
				$339,820

At December 31, 2019, the following futures contracts were outstanding for Voya Balanced Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	239	03/31/20	$51,504,500	$(20,420)
U.S. Treasury 5-Year Note	794	03/31/20	94,175,844	(298,923)
			$145,680,344	$(319,343)
Short Contracts:
U.S. Treasury 10-Year Note	(76)	03/20/20	(9,760,062)	47,244
U.S. Treasury Long Bond	(26)	03/20/20	(4,053,562)	58,875
U.S. Treasury Ultra 10-Year Note	(37)	03/20/20	(5,206,016)	135,314
U.S. Treasury Ultra Long Bond	(23)	03/20/20	(4,178,094)	153,497
			$(23,197,734)	$394,930
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following centrally cleared credit default swaps were outstanding for Voya Balanced Income Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR 9,488,000	$(1,450,190)	$(30,609)
					$(1,450,190)	$(30,609)
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 33, Version 2	Sell	5.000	12/20/24	USD 3,798,630	$365,941	$115,231
					$365,941	$115,231

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

At December 31, 2019, the following over-the-counter volatility swaps were outstanding for Voya Balanced Income Portfolio:
Pay/Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	USD vs. JPY Spot Exchange Rate	5.800%	Citibank N.A.	01/27/20	USD	23,000	$(26,346)	$(26,346)
Receive	USD vs. CAD Spot Exchange Rate	4.050%	Citibank N.A.	01/09/20	USD	23,000	(3,503)	(3,503)
Receive	USD vs. CAD Spot Exchange Rate	4.100%	Morgan Stanley Capital Services LLC	01/08/20	USD	23,000	(6,738)	(6,738)
							$(36,587)	$(36,587)
At December 31, 2019, the following over-the-counter purchased foreign currency options were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put JPY	BNP Paribas	02/26/20	108.500 USD	2,340,000	$15,717	$18,550
Put USD vs. Call JPY	BNP Paribas	02/26/20	97.000 USD	3,510,000	16,497	397
					$32,214	$18,947
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following OTC written foreign currency options were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Put USD vs. Call JPY	BNP Paribas	02/26/20	100.000 USD	3,510,000	$28,704	$(1,015)
					$28,704	$(1,015)

(1)
Payments made at maturity date.

Currency Abbreviations
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
COP	–	Colombian Peso
EUR	–	EU Euro
GBP	–	British Pound
IDR	–	Indonesian Rupiah
JPY	–	Japanese Yen
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
PEN	–	Peruvian Nuevo Sol
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SEK	–	Swedish Krona
USD	–	United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$18,947
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,037,336
Interest rate contracts	Net Assets — Unrealized appreciation**	394,930
Credit contracts	Net Assets — Unrealized appreciation***	115,231
Total Asset Derivatives		$1,566,444
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$697,516
Interest rate contracts	Net Assets — Unrealized depreciation**	319,343
Credit contracts	Net Assets — Unrealized depreciation***	30,609
Foreign exchange contracts	Unrealized depreciation on OTC swap agreements	36,587
Foreign exchange contracts	Written options, at fair value	1,015
Total Liability Derivatives		$1,085,070

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$745,403	$—	$745,403
Equity contracts	35,420	—	—	—	—	35,420
Foreign exchange contracts	—	(151,882)	—	(14,289)	—	(166,171)
Interest rate contracts	(63,183)	—	473,854	30,903	98,591	540,165
Total	$(27,763)	$(151,882)	$473,854	$762,017	$98,591	$1,154,817
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$84,622	$—	$84,622
Equity contracts	—	—	—	—	(30,029)	(30,029)
Foreign exchange contracts	(13,267)	339,820	—	(36,587)	27,689	317,655
Interest rate contracts	—	—	75,587	—	—	75,587
Total	$(13,267)	$339,820	$75,587	$48,035	$(2,340)	$447,835

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized appreciation (depreciation) on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:
	Bank of America N.A.	BNP Paribas	Brown Brothers Harriman	Citibank N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Purchased options	$—	$18,947	$—	$—	$—	$18,947
Forward foreign currency contracts	58,008	265,158	456,299	38,509	219,362	1,037,336
Total Assets	$58,008	$284,105	$456,299	$38,509	$219,362	$1,056,283
Liabilities:
Forward foreign currency contracts	$27,674	$112,668	$396,549	$57,808	$102,817	$697,516
Volatility swaps	—	—	—	29,849	6,738	36,587
Written options	—	1,015	—	—	—	1,015
Total Liabilities	$27,674	$113,683	$396,549	$87,657	$109,555	$735,118
Net OTC derivative instruments by counterparty, at fair value	$30,334	$170,422	$59,750	$(49,148)	$109,807	321,165
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$30,334	$170,422	$59,750	$(49,148)	$109,807	$321,165

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2019 (continued)

December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $360,387,346.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$25,321,256
Gross Unrealized Depreciation	(7,251,413)
Net Unrealized Appreciation	$18,069,843
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 95.4%
	Basic Materials: 4.4%
2,200,000 (1)	Aruba Investments, Inc., 8.750%, 02/15/2023	$2,195,413	0.4
1,450,000 (1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	1,543,307	0.2
1,330,000 (1)	Constellium SE, 5.750%, 05/15/2024	1,370,452	0.2
250,000 (1)(2)	Constellium SE, 5.875%, 02/15/2026	265,006	0.1
1,100,000 (1)(2)	Constellium SE, 6.625%, 03/01/2025	1,144,099	0.2
1,740,000 (1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	1,747,978	0.3
2,275,000 (1)	Novelis Corp., 5.875%, 09/30/2026	2,426,123	0.4
400,000 (1)	Novelis Corp., 6.250%, 08/15/2024	420,496	0.1
1,250,000 (1)	OCI NV, 5.250%, 11/01/2024	1,303,125	0.2
2,500,000 (1)	OCI NV, 6.625%, 04/15/2023	2,615,000	0.4
2,000,000 (1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	2,160,695	0.4
1,015,000 (1)	SPCM SA, 4.875%, 09/15/2025	1,058,127	0.2
1,625,000 (1)(2)	Tronox, Inc., 6.500%, 04/15/2026	1,678,178	0.3
1,450,000 (1)	Univar Solutions USA, Inc., 5.125%, 12/01/2027	1,516,164	0.2
4,425,000 (3)	Other Securities	4,565,172	0.8
		26,009,335	4.4
	Communications: 21.9%
1,000,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	1,128,100	0.2
950,000 (1)	Altice Luxembourg SA, 7.625%, 02/15/2025	990,375	0.1
2,438,000 (1)	Altice Luxembourg SA, 10.500%, 05/15/2027	2,783,952	0.5
1,625,000 (1)	Altice Finco SA, 7.625%, 02/15/2025	1,686,612	0.3
2,000,000 (2)	AMC Networks, Inc., 4.750%, 08/01/2025	2,011,670	0.3
2,100,000 (1)	Block Communications, Inc., 6.875%, 02/15/2025	2,183,979	0.4
2,300,000 (1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	2,495,920	0.4
2,775,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,932,759	0.5
1,290,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,356,009	0.2
1,635,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	1,726,679	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
3,000,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	$3,170,610	0.6
940,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.750%, 03/01/2030	960,567	0.2
2,025,000 (1)(2)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	2,246,910	0.4
3,800,000 (1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	3,813,794	0.6
375,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	353,447	0.1
2,150,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	2,292,437	0.4
3,550,000 (2)	CSC Holdings LLC, 5.250%, 06/01/2024	3,832,527	0.7
2,350,000 (1)	CSC Holdings LLC, 5.500%, 05/15/2026	2,493,497	0.4
1,125,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	1,202,344	0.2
850,000 (1)	CSC Holdings LLC, 7.500%, 04/01/2028	962,474	0.2
1,725,000 (1)(2)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	1,851,139	0.3
1,193,000 (1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	1,209,017	0.2
2,599,000 (1)(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	2,532,336	0.4
2,375,000 (2)	DISH DBS Corp., 5.875%, 11/15/2024	2,431,905	0.4
2,175,000 (2)	DISH DBS Corp., 5.000%-5.875%, 07/15/2022-03/15/2023	2,283,455	0.4
1,650,000 (1)(2)	Entercom Media Corp., 7.250%, 11/01/2024	1,741,435	0.3
1,200,000 (1)	Frontier Communications Corp., 8.000%, 04/01/2027	1,256,220	0.2
900,000 (1)	GCI LLC, 6.625%, 06/15/2024	976,873	0.2
2,125,000 (1)(2)	Gray Television, Inc., 5.125%, 10/15/2024	2,209,118	0.4
1,275,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	1,419,203	0.2
650,000 (1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	681,298	0.1
2,125,000 (2)	iHeartCommunications, Inc., 8.375%, 05/01/2027	2,352,056	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
775,000 (1)(2)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	$544,205	0.1
1,650,000 (1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,506,310	0.3
2,250,000 (2)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	1,335,915	0.2
2,150,000 (1)(2)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	2,282,977	0.4
2,025,000 (1)	MDC Partners, Inc., 6.500%, 05/01/2024	1,837,687	0.3
1,200,000 (1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	1,272,417	0.2
450,000 (1)(2)	Netflix, Inc., 4.875%, 06/15/2030	457,864	0.1
2,450,000	Netflix, Inc., 5.875%, 11/15/2028	2,720,504	0.4
2,100,000 (1)(2)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	2,193,628	0.4
1,875,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	1,979,344	0.3
1,025,000 (1)	Altice France SA/France, 7.375%, 05/01/2026	1,102,377	0.2
1,875,000 (1)(2)	Plantronics, Inc., 5.500%, 05/31/2023	1,837,481	0.3
1,150,000 (1)(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	1,184,900	0.2
1,002,000 (1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	1,054,189	0.2
2,625,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	2,774,231	0.5
2,300,000	Sprint Communications, Inc., 6.000%, 11/15/2022	2,416,219	0.4
4,055,000	Sprint Corp., 7.125%, 06/15/2024	4,382,786	0.7
1,900,000	Sprint Corp., 7.625%, 03/01/2026	2,098,835	0.4
1,625,000 (1)	TEGNA, Inc., 5.000%, 09/15/2029	1,655,469	0.3
2,850,000 (2)	Telecom Italia Capital SA, 6.000%-6.375%, 11/15/2033-09/30/2034	3,119,711	0.5
1,525,000 (1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	1,592,634	0.3
2,150,000 (1)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	2,279,000	0.4
700,000	T-Mobile USA, Inc., 5.125%, 04/15/2025	725,872	0.1
2,650,000	T-Mobile USA, Inc., 6.500%, 01/15/2026	2,846,259	0.5
670,000 (1)	Townsquare Media, Inc., 6.500%, 04/01/2023	682,003	0.1
1,725,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	1,780,347	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
500,000 (1)(2)	ViaSat, Inc., 5.625%, 04/15/2027	$535,925	0.1
2,550,000 (1)(2)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	2,704,530	0.5
725,000 (1)(2)	Ziggo BV, 4.875%, 01/15/2030	750,109	0.1
15,430,000 (3)	Other Securities	15,246,325	2.6
		128,468,770	21.9
	Consumer, Cyclical: 19.4%
3,725,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	3,853,829	0.7
2,025,000 (1)(2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	1,812,426	0.3
1,575,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,728,283	0.3
2,725,000 (2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	2,462,235	0.4
960,000 (1)	American Builders & Contractors Supply Co., Inc., 4.000%, 01/15/2028	976,176	0.2
1,250,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	1,281,769	0.2
2,540,000 (1)(2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	2,632,075	0.4
1,880,000 (1)(2)	CCM Merger, Inc., 6.000%, 03/15/2022	1,922,300	0.3
1,600,000	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	1,648,664	0.3
1,750,000 (1)	Cedar Fair L.P., 5.250%, 07/15/2029	1,888,862	0.3
2,300,000	Century Communities, Inc., 5.875%, 07/15/2025	2,401,579	0.4
480,000 (1)(2)(4)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	500,599	0.1
1,925,000 (1)(2)	Core & Main L.P., 6.125%, 08/15/2025	2,001,981	0.3
2,900,000	Dana, Inc., 5.500%, 12/15/2024	2,989,421	0.5
1,525,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	1,646,806	0.3
2,900,000 (1)	Golden Nugget, Inc., 6.750%, 10/15/2024	3,008,721	0.5
2,675,000	H&E Equipment Services, Inc., 5.625%, 09/01/2025	2,809,860	0.5
1,450,000 (1)	IAA, Inc., 5.500%, 06/15/2027	1,543,307	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,525,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	$1,634,186	0.3
1,200,000 (1)	International Game Technology PLC, 6.250%, 02/15/2022	1,268,136	0.2
1,850,000 (1)	International Game Technology PLC, 6.500%, 02/15/2025	2,081,231	0.4
2,925,000	L Brands, Inc., 6.750%, 07/01/2036	2,574,292	0.4
3,225,000	Lennar Corp., 5.250%-5.375%, 10/01/2022-06/01/2026	3,506,827	0.6
1,825,000 (1)(2)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	1,857,695	0.3
1,700,000 (1)	Live Nation Entertainment, Inc., 4.750%, 10/15/2027	1,762,645	0.3
2,575,000 (1)	Mattel, Inc., 5.875%, 12/15/2027	2,718,170	0.5
3,650,000 (2)	MGM Resorts International, 5.500%-6.000%, 03/15/2023-04/15/2027	4,054,588	0.7
1,675,000 (1)(2)	Michaels Stores, Inc., 8.000%, 07/15/2027	1,602,724	0.3
1,600,000 (1)(2)	Motion Bondco DAC, 6.625%, 11/15/2027	1,698,000	0.3
2,225,000	Murphy Oil USA, Inc., 4.750%-5.625%, 05/01/2027-09/15/2029	2,363,457	0.4
1,850,000 (1)	Navistar International Corp., 6.625%, 11/01/2025	1,888,545	0.3
1,875,000 (1)(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,986,848	0.3
1,515,000 (1)	Performance Food Group, Inc., 5.500%, 10/15/2027	1,622,982	0.3
1,125,000 (1)	PetSmart, Inc., 5.875%, 06/01/2025	1,148,906	0.2
2,150,000 (1)	PetSmart, Inc., 7.125%, 03/15/2023	2,112,375	0.4
2,100,000 (1)(2)	Resideo Funding, Inc., 6.125%, 11/01/2026	2,121,053	0.4
1,450,000 (1)(2)	Scientific Games International, Inc., 5.000%, 10/15/2025	1,522,500	0.2
950,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	1,018,257	0.2
1,000,000 (1)	Scientific Games International, Inc., 8.250%, 03/15/2026	1,104,374	0.2
1,010,000	Scientific Games International, Inc., 6.625%, 05/15/2021	1,026,817	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,925,000 (1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	$2,041,299	0.3
1,800,000 (1)(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,922,580	0.3
1,210,000 (1)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	1,229,663	0.2
900,000 (1)	Staples, Inc., 7.500%, 04/15/2026	935,437	0.1
1,625,000 (1)(2)	Staples, Inc., 10.750%, 04/15/2027	1,652,381	0.3
2,300,000 (1)(2)	Station Casinos LLC, 5.000%, 10/01/2025	2,346,000	0.4
1,150,000 (1)(2)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	1,256,775	0.2
2,500,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	2,676,500	0.5
1,425,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	1,535,185	0.3
645,000 (1)	WMG Acquisition Corp., 5.000%, 08/01/2023	661,393	0.1
2,150,000 (1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	2,187,625	0.4
14,784,000 (3)	Other Securities	15,363,144	2.6
		113,591,483	19.4
	Consumer, Non-cyclical: 17.5%
1,363,000 (1)(2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	1,450,709	0.3
2,345,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 6.625%, 06/15/2024	2,460,257	0.4
1,425,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	1,432,620	0.2
4,275,000 (1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	4,876,279	0.8
1,650,000 (1)	Bausch Health Cos, Inc., 5.000%, 01/30/2028	1,697,669	0.3
1,650,000 (1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	1,715,175	0.3
875,000 (1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	916,199	0.2
1,125,000 (1)(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	1,164,729	0.2
1,225,000 (1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	1,349,766	0.2
1,600,000 (1)(2)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,664,664	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
845,000 (1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	$886,701	0.1
1,060,000 (1)	Centene Corp., 4.250%, 12/15/2027	1,092,436	0.2
1,415,000 (1)	Centene Corp., 4.625%, 12/15/2029	1,493,815	0.2
945,000 (1)	Centene Corp., 4.750%, 01/15/2025	983,570	0.2
875,000 (1)	Centene Corp., 5.375%, 06/01/2026	930,213	0.2
2,000,000	Centene Corp., 4.750%-6.125%, 02/15/2024-01/15/2025	2,080,030	0.3
1,375,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	1,385,299	0.2
1,975,000 (1)	Cott Holdings, Inc., 5.500%, 04/01/2025	2,067,993	0.3
1,450,000 (1)(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	1,476,438	0.2
1,675,000 (1)(4)	Eagle Holding Co. II LLC, 7.750% (PIK Rate 8.500%, Cash Rate 7.750%), 05/15/2022	1,703,743	0.3
950,000 (1)(2)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/2025	643,330	0.1
2,075,000 (1)	Garda World Security Corp., 8.750%, 05/15/2025	2,163,167	0.4
2,250,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	2,408,282	0.4
2,000,000	HCA Healthcare, Inc., 6.250%, 02/15/2021	2,089,500	0.4
5,050,000	HCA, Inc., 5.375%, 02/01/2025	5,594,971	0.9
2,264,000	HCA, Inc., 5.625%-7.500%, 02/15/2022-09/01/2028	2,518,751	0.4
940,000 (1)	Hertz Corp./The, 6.000%, 01/15/2028	941,739	0.1
1,006,000 (1)(2)	Hertz Corp./The, 7.125%, 08/01/2026	1,091,384	0.2
158,000 (1)	Hertz Corp./The, 7.625%, 06/01/2022	164,715	0.0
1,600,000 (1)(2)	Hertz Corp., 5.500%, 10/15/2024	1,643,336	0.3
925,000 (1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	954,228	0.2
1,900,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	1,957,475	0.3
1,290,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	1,427,850	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,575,000 (1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	$1,694,621	0.3
1,425,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	1,495,359	0.3
2,675,000 (1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	2,594,723	0.4
1,575,000 (1)(2)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,571,102	0.3
1,050,000 (1)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	1,087,501	0.2
1,150,000 (1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	1,245,565	0.2
800,000 (1)(2)(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 9.250%, Cash Rate 8.500%), 12/01/2022	746,995	0.1
2,900,000 (1)(2)	Post Holdings, Inc., 5.625%, 01/15/2028	3,130,115	0.6
1,250,000 (1)	Post Holdings, Inc., 8.000%, 07/15/2025	1,342,394	0.2
2,225,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	2,412,690	0.4
1,600,000 (1)(2)	Simmons Foods, Inc., 5.750%, 11/01/2024	1,611,336	0.3
2,750,000 (2)	Tenet Healthcare Corp., 6.750%, 06/15/2023	3,027,186	0.5
2,090,000 (2)	Tenet Healthcare Corp., 5.125%-8.125%, 04/01/2022-05/01/2025	2,218,349	0.4
5,897,000	United Rentals North America, Inc., 4.625%-6.500%, 07/15/2025-01/15/2030	6,259,072	1.1
1,000,000 (1)	Vizient, Inc., 6.250%, 05/15/2027	1,072,847	0.2
1,675,000 (1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,674,983	0.3
12,902,000 (3)	Other Securities	13,249,517	2.3
		102,861,388	17.5
	Energy: 8.3%
920,000 (1)(2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	949,900	0.2
550,000 (1)(2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	582,902	0.1
1,730,000 (1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	713,668	0.1
3,950,000 (1)(2)	California Resources Corp., 8.000%, 12/15/2022	1,708,375	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
857,000 (1)	Chesapeake Energy Corp., 11.500%, 01/01/2025	$809,865	0.1
3,105,000 (2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%-6.250%, 04/01/2023-04/01/2025	3,179,616	0.5
800,000 (1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	827,858	0.2
625,000 (1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	658,188	0.1
2,160,000 (1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	2,317,961	0.4
1,400,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	1,419,250	0.2
2,205,000 (1)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	2,293,200	0.4
1,800,000 (1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,696,545	0.3
2,075,000 (1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	2,132,784	0.4
1,795,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,369,311	0.2
1,350,000	Murphy Oil Corp., 5.750%, 08/15/2025	1,414,847	0.2
770,000 (1)	Noble Holding International Ltd., 7.875%, 02/01/2026	560,443	0.1
2,800,000	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	2,890,972	0.5
2,400,000 (1)(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	2,357,574	0.4
800,000 (1)(2)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	877,480	0.1
1,500,000 (1)(2)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	1,667,775	0.3
475,000 (1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.500%, 03/01/2030	488,656	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,240,000 (1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	$2,120,530	0.4
1,000,000 (1)	Viper Energy Partners L.P., 5.375%, 11/01/2027	1,041,850	0.2
17,150,000 (3)	Other Securities	14,715,664	2.5
		48,795,214	8.3
	Financial: 5.7%
550,000 (1)	Alliance Data Systems Corp., 4.750%, 12/15/2024	550,000	0.1
625,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	672,859	0.1
1,475,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	1,579,124	0.3
2,550,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	2,641,379	0.5
3,025,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	3,227,294	0.5
1,545,000 (1)	LPL Holdings, Inc., 4.625%, 11/15/2027	1,579,763	0.3
2,425,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	2,648,306	0.5
3,625,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%-5.500%, 05/01/2024-10/15/2027	3,798,240	0.6
2,300,000 (2)	Navient Corp., 7.250%, 09/25/2023	2,604,796	0.4
1,900,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,970,913	0.3
1,525,000 (1)(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	1,543,681	0.3
2,350,000	Springleaf Finance Corp., 7.125%, 03/15/2026	2,721,476	0.4
2,615,000 (2)	Springleaf Finance Corp., 5.375%-6.125%, 05/15/2022-11/15/2029	2,822,719	0.5
4,620,000 (3)	Other Securities	5,142,200	0.9
		33,502,750	5.7
	Industrial: 11.9%
2,125,000 (1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	2,216,194	0.4
2,325,000	AECOM, 5.875%, 10/15/2024	2,577,902	0.4
1,425,000 (1)	Amsted Industries, Inc., 5.625%, 07/01/2027	1,514,558	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
2,750,000 (1)(4)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	$2,848,450	0.5
1,150,000 (1)(2)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027	1,212,526	0.2
1,850,000 (1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,910,893	0.3
1,400,000 (1)(2)	Berry Global, Inc., 5.625%, 07/15/2027	1,505,035	0.3
2,425,000 (1)	BMC East LLC, 5.500%, 10/01/2024	2,529,069	0.4
925,000 (1)	Bombardier, Inc., 6.000%, 10/15/2022	927,035	0.1
2,000,000 (1)	Bombardier, Inc., 8.750%, 12/01/2021	2,195,750	0.4
1,900,000 (1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	2,088,285	0.4
1,700,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	1,751,000	0.3
1,260,000 (1)	Clean Harbors, Inc., 4.875%, 07/15/2027	1,328,481	0.2
585,000 (1)	Clean Harbors, Inc., 5.125%, 07/15/2029	629,137	0.1
1,600,000 (1)	F-Brasile SpA / F-Brasile US LLC, 7.375%, 08/15/2026	1,696,000	0.3
2,145,000 (1)	FXI Holdings, Inc., 7.875%, 11/01/2024	2,064,541	0.4
1,700,000 (1)	GFL Environmental, Inc., 8.500%, 05/01/2027	1,873,145	0.3
465,000 (1)	GFL Environmental, Inc., 7.000%, 06/01/2026	492,550	0.1
1,275,000 (1)	Granite Holdings US Acquisition Co., 11.000%, 10/01/2027	1,294,568	0.2
2,325,000 (1)(2)	Itron, Inc., 5.000%, 01/15/2026	2,415,902	0.4
2,425,000 (1)(2)	James Hardie International Finance DAC, 4.750%, 01/15/2025	2,523,006	0.4
1,900,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	1,994,981	0.3
1,070,000 (1)	Masonite International Corp., 5.375%, 02/01/2028	1,132,167	0.2
1,050,000 (1)	Masonite International Corp., 5.750%, 09/15/2026	1,118,615	0.2
2,300,000 (1)(2)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	2,276,977	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
1,850,000 (1)	Norbord, Inc., 5.750%, 07/15/2027	$1,924,643	0.3
650,000 (1)(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	695,230	0.1
1,800,000 (1)(2)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,971,000	0.4
1,775,000 (1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	1,906,523	0.3
1,370,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,405,394	0.2
487,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	504,349	0.1
1,375,000 (1)	Sealed Air Corp., 5.500%, 09/15/2025	1,516,508	0.3
2,050,000 (1)	SSL Robotics LLC, 9.750%, 12/31/2023	2,234,500	0.4
3,275,000 (1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	3,450,999	0.6
1,825,000 (1)(2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,999,009	0.3
750,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	772,811	0.1
1,475,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	1,589,825	0.3
200,000 (1)(5)	syncreon Group BV / syncreon Global Finance US, Inc., 8.625%, 11/01/2021	22,000	0.0
1,575,000 (1)	TransDigm, Inc., 5.500%, 11/15/2027	1,595,601	0.3
3,550,000 (2)	TransDigm, Inc., 6.375%-6.500%, 05/15/2025-06/15/2026	3,729,455	0.6
506,000 (1)(2)	Zekelman Industries, Inc., 9.875%, 06/15/2023	532,249	0.1
96,911	Other Securities	97,153	0.0
		70,064,016	11.9
	Technology: 4.0%
2,400,000 (1)	Ascend Learning LLC, 6.875%, 08/01/2025	2,526,996	0.4
2,950,000 (2)	CDW LLC / CDW Finance Corp., 5.000%-5.500%, 12/01/2024-09/01/2025	3,225,401	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
2,775,000 (1)(2)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	$2,858,222	0.5
430,000 (1)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	437,258	0.1
650,000 (1)(2)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	686,563	0.1
340,000 (1)	MSCI, Inc., 5.250%, 11/15/2024	350,018	0.1
865,000 (1)	MSCI, Inc., 5.750%, 08/15/2025	909,323	0.1
1,350,000 (1)	MTS Systems Corp., 5.750%, 08/15/2027	1,414,594	0.2
1,780,000 (1)	Open Text Corp., 5.625%, 01/15/2023	1,814,861	0.3
535,000 (1)	Open Text Corp., 5.875%, 06/01/2026	573,440	0.1
1,630,000 (1)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,697,914	0.3
2,525,000 (1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	2,613,350	0.5
2,500,000 (1)(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	2,319,787	0.4
1,950,000	Other Securities	1,999,559	0.3
		23,427,286	4.0
	Utilities: 2.3%
960,000 (1)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	974,400	0.2
1,975,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	2,102,555	0.4
1,950,000 (1)(2)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,977,622	0.3
2,790,000 (2)	NRG Energy, Inc., 5.750%-6.625%, 01/15/2027-01/15/2028	3,032,312	0.5
1,350,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	1,434,135	0.2
1,675,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,768,130	0.3
2,300,000 (3)	Other Securities	2,366,125	0.4
		13,655,279	2.3
	Total Corporate Bonds/Notes (Cost $543,012,244)	560,375,521	95.4
BANK LOANS: 1.0%
	Consumer, Non-cyclical: 0.2%
1,475,000	Bellring Brands LLC - TL B 1L, 6.780%, (US0001M + 5.000%), 10/10/2024	1,496,203	0.2
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products: 0.2%
1,066,773	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.549%, (US0001M + 2.750%), 02/05/2023	$1,071,607	0.2

	Electronics/Electrical: 0.3%
1,575,000	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.902%, (US0003M + 3.000%), 11/03/2023	1,543,500	0.3

	Health Care: 0.3%
826,427	Bausch Health Companies, Inc. 2018 Term Loan B, 4.740%, (US0001M + 3.000%), 06/02/2025	832,497	0.1
1,300,000	Envision Healthcare Corporation 2018 1st Lien Term Loan, 5.549%, (US0001M + 3.750%), 10/10/2025	1,113,667	0.2
		1,946,164	0.3
	Total Bank Loans (Cost $5,912,413)	6,057,474	1.0
CONVERTIBLE BONDS/NOTES: 0.2%
	Communications: 0.2%
875,000	Other Securities	843,850	0.2

	Financial: 0.0%
499,200 (1)(5)	Lehman Brothers Holdings, Inc., 8.160%, 05/30/2009	1,647	0.0
	Total Convertible Bonds/Notes (Cost $1,310,044)	845,497	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.1%
	Consumer Discretionary: —%
1,476 (1)(6)(7)	Perseus Holding Corp.	—	—

	Consumer Staples: 0.1%
24,842 (8)(9)	Other Securities	819,786	0.1

	Energy: 0.0%
424,443 (8)(9)	Other Securities	5,107	0.0

	Health Care: 0.0%
106 (3)(8)	Other Securities	395	0.0
	Total Common Stock (Cost $768,541)	825,288	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: —%
Consumer Discretionary: —%
775 (1)(6)(7)	Perseus Holding Corp.	$—	—
	Total Preferred Stock (Cost $—)	—	—
WARRANTS: —%
Energy: —%
674 (8)(9)	Other Securities	—	—

Health Care: —%
252 (8)(9)	Other Securities	—	—
	Total Warrants (Cost $325)	—	—
OTHER(10): —%
Communications: —%
1,445,000 (6)(11)	Millicom International Cellular S.A. (Escrow)	—	—

Energy: —%
2,000 (6)(11)	Green Field Energy Services, Inc. (Escrow)	—	—
	Total Other (Cost $—)	—	—
	Total Long-Term Investments (Cost $551,003,567)	568,103,780	96.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 21.1%
	Commercial Paper: 2.5%
297,000	American Express Company, 2.100%, 04/06/2020	295,356	0.1
400,000 (12)	Australia & New Zealand Banking, 1.830%, 03/13/2020	398,510	0.1
1,350,000 (12)	Banco Santander S.A., 1.950%, 02/05/2020	1,347,573	0.2
600,000 (12)	Banco Santander S.A., 1.950%, 02/06/2020	598,891	0.1
625,000 (12)	DBS Bank Ltd., 1.860%, 02/28/2020	623,148	0.1
950,000 (12)	Flex Co. LLC, 1.910%, 01/31/2020	948,528	0.2
1,205,000	General Electric Co., 1.780%, 01/02/2020	1,204,883	0.2
1,749,000	General Electric Co., 2.130%, 02/12/2020	1,744,629	0.3
300,000 (12)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	299,412	0.1
1,325,000 (12)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	1,322,268	0.2
1,353,000 (12)	Societe Generale, 1.970%, 01/09/2020	1,352,391	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
1,175,000 (12)	Starbird Funding Corp., 1.910%, 02/20/2020	$1,171,920	0.2
1,878,000	Tyson Foods Inc., 2.000%, 01/21/2020	1,875,837	0.3
1,075,000 (12)	United Overseas Bnk Group, 1.900%, 01/24/2020	1,073,842	0.2
	Total Commercial Paper (Cost $14,256,953)	14,257,188	2.5

	Floating Rate Notes: 4.7%
1,275,000 (12)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	1,275,369	0.2
1,275,000 (12)	Bank of America Corp., 1.910%, 05/07/2020	1,275,000	0.2
900,000 (12)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.2
1,275,000 (12)	Bedford Row Funding, 1.960%, 05/18/2020	1,275,215	0.2
325,000 (12)	BNP Paribas, 1.950%, 05/14/2020	325,024	0.1
1,300,000 (12)	Commonwealth Bank of Australia, 1.920%, 03/16/2020	1,300,017	0.2
1,200,000 (12)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	1,200,336	0.2
2,125,000 (12)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	2,125,162	0.4
1,275,000 (12)	Credit Suisse Group AG, 1.890%, 04/17/2020	1,275,571	0.2
1,375,000 (12)	DNB ASA, 1.930%, 02/14/2020	1,375,197	0.2
1,125,000 (12)	Mitsubishi UFJ Financial Group, Inc., 1.930%, 01/16/2020	1,125,133	0.2
1,175,000 (12)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	1,175,224	0.2
450,000 (12)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 03/12/2020	450,115	0.1
1,250,000 (12)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	1,250,052	0.2
1,025,000 (12)	Mizuho Financial Group Inc., 1.970%, 05/06/2020	1,025,051	0.2
450,000 (12)	Royal Bank Of Canada, 1.860%, 04/29/2020	450,028	0.1
325,000 (12)	Skandinaviska Enskilda Banken AB, 1.890%, 03/09/2020	325,072	0.1
1,375,000 (12)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	1,375,044	0.2
325,000 (12)	Sumitomo Mitsui Trust Holdings, Inc., 1.750%, 03/11/2020	325,095	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
1,125,000 (12)	Sumitomo Mitsui Trust Holdings, Inc., 1.920%, 02/12/2020	$1,125,187	0.2
675,000 (12)	Svenska Handelsbanken AB, 1.930%, 01/23/2020	675,081	0.1
1,300,000 (12)	The Norinchukin Bank, 2.050%, 04/24/2020	1,300,467	0.2
350,000 (12)	The Sumitomo Mitsui Financial Group, 1.880%, 02/03/2020	350,013	0.1
1,350,000 (12)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	1,349,772	0.2
325,000 (12)	The Sumitomo Mitsui Financial Group, 2.010%, 05/01/2020	325,394	0.0
1,500,000 (12)	Toronto-Dominion Bank, 1.850%, 02/13/2020	1,500,043	0.3
900,000 (12)	Westpac Banking Corp, 1.830%, 02/10/2020	900,071	0.2
	Total Floating Rate Notes (Cost $27,353,666)	27,353,666	4.7

	Repurchase Agreements: 11.2%
27,639,621 (12)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $27,641,999, collateralized by various U.S. Government Agency Obligations, 2.500%- 6.500%, Market Value plus accrued interest $28,194,872, due 09/01/24-11/01/49)	27,639,621	4.7
2,180,404 (12)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $2,180,595, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $2,224,210, due 01/15/20-11/15/48)	2,180,404	0.4
27,639,621 (12)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $27,641,999, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $28,192,415, due 06/30/21-12/01/49)	27,639,621	4.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,447,747 (12)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $8,448,557, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,616,934, due 04/15/21-02/15/47)	$8,447,747	1.4
	Total Repurchase Agreements (Cost $65,907,393)	65,907,393	11.2

	Certificates of Deposit: 1.0%
400,000 (12)	Deutscher Sparkassen-und Giroverband, 1.860%, 02/13/2020	400,113	0.1
1,350,000 (12)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.830%, 02/13/2020	1,349,891	0.2
325,000 (12)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.870%, 03/12/2020	324,972	0.1
1,075,000 (12)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	1,075,043	0.2
1,325,000 (12)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	1,325,046	0.2
300,000 (12)	Landesbank Baden-Wurttemberg, 2.180%, 01/09/2020	300,038	0.0
1,275,000 (12)	The Norinchukin Bank, 1.900%, 03/05/2020	1,275,107	0.2
	Total Certificates of Deposit (Cost $6,050,210)	6,050,210	1.0

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(12): 1.7%
3,490,000 (12)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	3,490,000	0.6
3,754,000 (12)(13)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	3,754,000	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(12) (continued)
3,008,000 (12)(13)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	$3,008,000	0.5
	Total Mutual Funds (Cost $10,252,000)	10,252,000	1.7
	Total Short-Term Investments (Cost $123,820,222)	123,820,457	21.1
	Total Investments in Securities (Cost $674,823,789)	$691,924,237	117.8
	Liabilities in Excess of Other Assets	(104,619,860)	(17.8)
	Net Assets	$587,304,377	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2),

under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
Defaulted security

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Non-income producing security.

(8)
The grouping contains non-income producing securities.

(9)
The grouping contains Level 3 securities.

(10)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(11)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(12)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(13)
Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
US0001M 1-month LIBOR
US0003M 3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Consumer Staples	—	—	819,786	819,786
Energy	13	—	5,094	5,107
Health Care	395	—	—	395
Total Common Stock	408	—	824,880	825,288
Preferred Stock	—	—	—	—
Warrants	—	—	—	—
Corporate Bonds/Notes	—	560,375,521	—	560,375,521
Bank Loans	—	6,057,474	—	6,057,474
Convertible Bonds/Notes	—	845,497	—	845,497
Other	—	—	—	—
Short-Term Investments	10,252,000	113,568,457	—	123,820,457
Total Investments, at fair value	$10,252,408	$680,846,949	$824,880	$691,924,237

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, Voya High Yield Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Green Field Energy Services, Inc. (Escrow)	8/25/2019	$—	$—
Millicom International Cellular S.A. (Escrow)	8/9/2017	—	—
		$—	$—
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $675,165,321.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$24,752,186
Gross Unrealized Depreciation	(7,993,270)
Net Unrealized Appreciation	$16,758,916
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Communication Services: 11.4%
109,400 (1)	Alphabet, Inc. - Class A	$146,529,266	2.5
2,801,672 (1)(2)	Altice USA, Inc.	76,597,712	1.3
2,678,702	Comcast Corp. – Class A	120,461,229	2.0
1,589,372 (1)	Facebook, Inc. - Class A	326,218,603	5.6
		669,806,810	11.4
	Consumer Discretionary: 13.9%
206,842 (1)	Amazon.com, Inc.	382,210,921	6.5
327,833 (1)	Burlington Stores, Inc.	74,755,759	1.3
194,183	Domino’s Pizza, Inc.	57,047,082	1.0
857,088	Hilton Worldwide Holdings, Inc.	95,059,630	1.6
318,622 (1)	O’Reilly Automotive, Inc.	139,639,278	2.4
538,358	Ross Stores, Inc.	62,675,638	1.1
		811,388,308	13.9
	Consumer Staples: 4.7%
565,106	Church & Dwight Co., Inc.	39,749,556	0.7
374,380	Constellation Brands, Inc.	71,038,605	1.2
1,090,965	Mondelez International, Inc.	60,090,352	1.0
1,235,170	Philip Morris International, Inc.	105,100,616	1.8
		275,979,129	4.7
	Financials: 3.0%
663,134	Intercontinental Exchange, Inc.	61,373,052	1.0
710,001	Progressive Corp.	51,396,972	0.9
233,593	S&P Global, Inc.	63,782,569	1.1
		176,552,593	3.0
	Health Care: 14.9%
1,029,066	AbbVie, Inc.	91,113,504	1.6
1,218,215	Baxter International, Inc.	101,867,138	1.7
2,475,252 (1)	Boston Scientific Corp.	111,930,895	1.9
354,261 (1)	DexCom, Inc.	77,491,051	1.3
688,266	Eli Lilly & Co.	90,458,800	1.6
357,063	Humana, Inc.	130,870,731	2.2
1,896,047	Merck & Co., Inc.	172,445,475	3.0
428,281 (1)	Vertex Pharmaceuticals, Inc.	93,772,125	1.6
		869,949,719	14.9
	Industrials: 9.8%
913,958	Ametek, Inc.	91,158,171	1.6
346,781	Boeing Co.	112,967,379	1.9
1,535,846	CSX Corp.	111,133,817	1.9
925,754	Delta Air Lines, Inc.	54,138,094	0.9
621,020	Ingersoll-Rand PLC - Class A	82,545,978	1.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
327,173	L3Harris Technologies, Inc.	$64,737,721	1.1
163,083	Roper Technologies, Inc.	57,768,891	1.0
		574,450,051	9.8
	Information Technology: 37.9%
1,769,554 (1)	Advanced Micro Devices, Inc.	81,151,746	1.4
1,175,625	Apple, Inc.	345,222,281	5.9
357,876	Broadcom, Inc.	113,095,974	1.9
464,789	CDW Corp.	66,390,461	1.1
653,095	Fidelity National Information Services, Inc.	90,838,984	1.6
1,196,928 (1)	Fiserv, Inc.	138,400,785	2.4
1,036,765 (1)	GoDaddy, Inc.	70,417,079	1.2
653,993	Intuit, Inc.	171,300,386	2.9
404,312 (2)	Lam Research Corp.	118,220,829	2.0
2,331,313	Microsoft Corp.	367,648,060	6.3
604,519	Motorola Solutions, Inc.	97,412,192	1.7
744,771	NXP Semiconductor NV - NXPI - US	94,779,557	1.6
832,697 (1)	Salesforce.com, Inc.	135,429,840	2.3
504,641 (1)	Synopsys, Inc.	70,246,027	1.2
1,381,651 (1)	Visa, Inc. - Class A	259,612,223	4.4
		2,220,166,424	37.9
	Materials: 1.4%
501,674 (1)(2)	Berry Global Group, Inc.	23,824,498	0.4
318,834 (1)	Crown Holdings, Inc.	23,128,218	0.4
282,767	Other Securities	32,500,864	0.6
		79,453,580	1.4
	Real Estate: 2.4%
610,754	American Tower Corp.	140,363,484	2.4
	Total Common Stock
	(Cost $4,626,656,984)	5,818,110,098	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Commercial Paper: 0.1%
325,000 (3)	Australia & New Zealand Banking, 1.830%, 03/13/2020	323,789	0.0
525,000 (3)	Banco Santander S.A., 1.950%, 02/05/2020	524,056	0.0
450,000 (3)	Banco Santander S.A., 2.110%, 01/09/2020	449,822	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
650,000 (3)	DBS Bank Ltd., 1.820%, 02/18/2020	$648,418	0.0
475,000 (3)	Flex Co. LLC, 1.910%, 01/31/2020	474,264	0.0
350,000 (3)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	349,314	0.0
325,000 (3)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	324,297	0.0
675,000 (3)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	673,608	0.0
550,000 (3)	United Overseas Bnk Group, 1.900%, 01/24/2020	549,408	0.1
500,000 (3)	United Overseas Bnk Group, 2.080%, 01/16/2020	499,650	0.0
	Total Commercial Paper (Cost $4,816,626)	4,816,626	0.1

	Floating Rate Notes: 0.2%
625,000 (3)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	625,181	0.0
575,000 (3)	Commonwealth Bank of Australia, 1.920%, 01/24/2020	575,073	0.0
600,000 (3)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	600,168	0.0
650,000 (3)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	650,109	0.0
925,000 (3)	Credit Suisse Group AG, 1.720%, 01/16/2020	925,069	0.1
475,000 (3)	DNB ASA, 1.930%, 02/14/2020	475,068	0.0
875,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.930%, 01/16/2020	875,103	0.0
625,000 (3)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	625,026	0.0
800,000 (3)	Natixis S.A., 2.030%, 01/24/2020	800,048	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
750,000 (3)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	$750,024	0.0
675,000 (3)	Sumitomo Mitsui Trust Holdings, Inc., 2.040%, 04/24/2020	674,996	0.0
625,000 (3)	The Sumitomo Mitsui Financial Group, 1.840%, 01/10/2020	625,045	0.0
550,000 (3)	Toronto-Dominion Bank, 1.850%, 02/13/2020	550,016	0.0
925,000 (3)	Toyota Motor Corp., 1.980%, 03/13/2020	925,328	0.1
	Total Floating Rate Notes (Cost $9,676,254)	9,676,254	0.2

	Repurchase Agreements: 0.3%
7,892,807 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $7,893,490, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $8,050,663, due 01/25/20-10/15/60)	7,892,807	0.1
7,892,807 (3)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $7,893,564, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $8,050,664, due 04/15/20-03/31/21)	7,892,807	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
693,994 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $694,054, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $707,874, due 06/30/21-12/01/49)	$693,994	0.0
2,423,022 (3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,423,254, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,471,549, due 04/15/21-02/15/47)	2,423,022	0.1
	Total Repurchase Agreements (Cost $18,902,630)	18,902,630	0.3

	Certificates of Deposit: 0.0%
500,000 (3)	Deutscher Sparkassen-und Giroverband, 1.860%, 02/13/2020 (Cost $500,141)	500,141	0.0
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.9%
53,637,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $53,637,000)	$53,637,000	0.9
	Total Short-Term Investments (Cost $87,532,651)	87,532,651	1.5
	Total Investments in Securities (Cost $4,714,189,635)	$5,905,642,749	100.9
	Liabilities in Excess of Other Assets	(53,559,001)	(0.9)
	Net Assets	$5,852,083,748	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$5,818,110,098	$—	$—	$5,818,110,098
Short-Term Investments	53,637,000	33,895,651	—	87,532,651
Total Investments, at fair value	$5,871,747,098	$33,895,651	$—	$5,905,642,749

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $4,722,252,160.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,216,409,294
Gross Unrealized Depreciation	(33,018,705)
Net Unrealized Appreciation	$1,183,390,589
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Communication Services: 8.2%
1,048,120	AT&T, Inc.	$40,960,530	3.8
380,167	Comcast Corp. – Class A	17,096,110	1.6
215,342	Walt Disney Co.	31,144,913	2.8
		89,201,553	8.2
	Consumer Discretionary: 5.6%
141,401	Hasbro, Inc.	14,933,360	1.4
438,681	MGM Resorts International	14,594,917	1.3
129,151	Ralph Lauren Corp.	15,139,080	1.4
263,437	TJX Cos., Inc.	16,085,463	1.5
		60,752,820	5.6
	Consumer Staples: 8.9%
65,776	Constellation Brands, Inc.	12,480,996	1.1
228,522	Kellogg Co.	15,804,581	1.5
379,415 (1)	Keurig Dr Pepper, Inc.	10,984,064	1.0
310,063	Philip Morris International, Inc.	26,383,261	2.4
206,732	Procter & Gamble Co.	25,820,827	2.4
93,422	Other Securities	5,170,908	0.5
		96,644,637	8.9
	Energy: 8.5%
365,976	BP PLC ADR	13,811,934	1.3
192,541	Chevron Corp.	23,203,116	2.2
269,839	ConocoPhillips	17,547,630	1.6
157,595	EOG Resources, Inc.	13,200,157	1.2
414,392	Other Securities	24,279,989	2.2
		92,042,826	8.5
	Financials: 23.6%
360,721	American International Group, Inc.	18,515,809	1.7
243,684 (1)	Apollo Global Management, Inc.	11,626,164	1.1
1,147,381	Bank of America Corp.	40,410,759	3.7
133,436	Discover Financial Services	11,318,041	1.1
109,624	Goldman Sachs Group, Inc.	25,205,846	2.3
300,839	Hartford Financial Services Group, Inc.	18,281,986	1.7
241,616	Intercontinental Exchange, Inc.	22,361,561	2.1
295,763	JPMorgan Chase & Co.	41,229,362	3.8
262,384	Morgan Stanley	13,413,070	1.2
106,062	Northern Trust Corp.	11,268,027	1.0
255,828	Truist Financial Corp.	14,408,233	1.3
475,899	US Bancorp	28,216,052	2.6
		256,254,910	23.6
	Health Care: 13.7%
74,043	Becton Dickinson & Co.	20,137,475	1.9
219,062	Bristol-Myers Squibb Co.	14,061,590	1.3
165,545	Gilead Sciences, Inc.	10,757,114	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
273,063	Johnson & Johnson	$39,831,700	3.7
203,245	Medtronic PLC	23,058,145	2.1
164,919	Novartis AG ADR	15,616,180	1.4
118,201	Zimmer Biomet Holdings, Inc.	17,692,325	1.6
135,333 (2)	Other Securities	7,655,788	0.7
		148,810,317	13.7
	Industrials: 9.5%
87,359	Cummins, Inc.	15,633,766	1.4
36,928	Lockheed Martin Corp.	14,379,025	1.3
98,129	Norfolk Southern Corp.	19,049,783	1.7
60,873	Old Dominion Freight Line	11,552,478	1.1
57,245	Roper Technologies, Inc.	20,277,896	1.9
223,754	Timken Co.	12,599,588	1.2
98,114	Other Securities	9,286,490	0.9
		102,779,026	9.5
	Information Technology: 6.3%
33,379 (3)	Adobe, Inc.	11,008,728	1.0
134,039	Analog Devices, Inc.	15,929,195	1.5
217,979 (3)	Micron Technology, Inc.	11,722,911	1.1
85,122	Motorola Solutions, Inc.	13,716,559	1.3
118,527	Other Securities	15,660,245	1.4
		68,037,638	6.3
	Materials: 4.0%
80,442	Air Products & Chemicals, Inc.	18,903,065	1.7
101,806	Celanese Corp. - Series A	12,534,355	1.1
229,532 (4)	Other Securities	12,559,630	1.2
		43,997,050	4.0
	Real Estate: 5.0%
86,594	Crown Castle International Corp.	12,309,337	1.1
291,622	Highwoods Properties, Inc.	14,263,232	1.3
95,252	Mid-America Apartment Communities, Inc.	12,559,929	1.2
549,961 (4)	Other Securities	15,644,762	1.4
		54,777,260	5.0
	Utilities: 6.2%
131,584	American Electric Power Co., Inc.	12,436,004	1.2
103,147	Entergy Corp.	12,357,011	1.1
301,851	Exelon Corp.	13,761,387	1.3
77,116	NextEra Energy, Inc.	18,674,410	1.7
595,269 (2)(5)	Other Securities	10,052,955	0.9
		67,281,767	6.2
	Total Common Stock (Cost $960,843,177)	1,080,579,804	99.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
OTHER(6): —%
Communications: —%
32,517 (7)(8)	Tribune Co. (Escrow)	$—	—
Energy: —%
1,685,000 (7)(8)	Samson Investment Co. (Escrow)	—	—
	Total Other (Cost $30,842)	—	—

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
	Financial: —%
1,216,000 (5)(9)	Other Securities	—	—
	Total Corporate Bonds/Notes (Cost $787,908)	—	—
	Total Long-Term Investments (Cost $961,661,927)	1,080,579,804	99.5

SHORT-TERM INVESTMENTS: 3.3%
	Commercial Paper: 0.2%
300,000 (10)	DBS Bank Ltd., 1.710%, 01/07/2020	299,905	0.1
300,000 (10)	DBS Bank Ltd., 1.820%, 02/18/2020	299,270	0.0
275,000 (10)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	274,405	0.0
275,000 (10)	LMA Americas LLC, 1.800%, 01/27/2020	274,597	0.0
325,000 (10)	Matchpoint Finance PLC, 1.850%, 02/03/2020	324,449	0.1
200,000 (10)	Mitsubishi UFJ Trust and Banking Corp., 1.910%, 02/04/2020	199,631	0.0
	Total Commercial Paper (Cost $1,672,257)	1,672,257	0.2

	Floating Rate Notes: 0.7%
300,000 (10)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	300,087	0.1
300,000 (10)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	299,987	0.0
300,000 (10)	Bank of America Corp., 1.910%, 05/07/2020	300,000	0.0
900,000 (10)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
325,000 (10)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	$324,999	0.0
250,000 (10)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	250,042	0.0
300,000 (10)	Credit Suisse Group AG, 1.720%, 01/16/2020	300,022	0.0
325,000 (10)	Credit Suisse Group AG, 1.750%, 01/30/2020	325,035	0.1
300,000 (10)	HSBC Holdings PLC, 1.890%, 02/05/2020	300,050	0.0
325,000 (10)	Lloyds Bank PLC, 1.900%, 02/07/2020	325,054	0.1
300,000 (10)	Lloyds Bank PLC, 1.960%, 01/24/2020	300,044	0.0
300,000 (10)	Mitsubishi UFJ Financial Group, Inc., 1.960%, 01/23/2020	300,044	0.0
250,000 (10)	Mizuho Financial Group Inc., 1.850%, 01/06/2020	250,013	0.0
300,000 (10)	Mizuho Financial Group Inc., 1.890%, 02/05/2020	300,050	0.0
325,000 (10)	Mizuho Financial Group Inc., 1.980%, 02/27/2020	325,059	0.1
250,000 (10)	Natixis S.A., 2.030%, 01/24/2020	250,015	0.0
600,000 (10)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	600,020	0.1
300,000 (10)	Starbird Funding Corp., 2.070%, 04/24/2020	300,120	0.0
250,000 (10)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	249,997	0.0
300,000 (10)	Svenska Handelsbanken AB, 1.930%, 01/23/2020	300,036	0.0
250,000 (10)	The Sumitomo Mitsui Financial Group, 1.840%, 01/10/2020	250,018	0.0
300,000 (10)	The Sumitomo Mitsui Financial Group, 1.880%, 02/03/2020	300,011	0.1
275,000 (10)	The Sumitomo Mitsui Financial Group, 1.960%, 01/22/2020	275,019	0.0
325,000 (10)	Toronto-Dominion Bank, 1.850%, 02/13/2020	325,009	0.0
	Total Floating Rate Notes (Cost $7,950,664)	7,950,664	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 1.9%
7,263,147 (10)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $7,263,776, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $7,408,410, due 01/25/20-10/15/60)	$7,263,147	0.7
7,263,147 (10)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $7,263,843, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $7,408,411, due 04/15/20-03/31/21)	7,263,147	0.7
2,951,909 (10)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,952,163, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,010,947, due 06/30/21-12/01/49)	2,951,909	0.3
2,576,916 (10)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,577,163, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,628,525, due 04/15/21-02/15/47)	2,576,916	0.2
	Total Repurchase Agreements (Cost $20,055,119)	20,055,119	1.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Certificates of Deposit: 0.1%
990,000 (10)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.870%, 03/12/2020	$989,914	0.1
275,000 (10)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	275,010	0.0
250,000 (10)	The Norinchukin Bank, 1.900%, 03/05/2020	250,021	0.0
	Total Certificates of Deposit (Cost $1,514,945)	1,514,945	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
4,774,000 (11)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $4,774,000)	4,774,000	0.4
	Total Short-Term Investments (Cost $35,966,985)	35,966,985	3.3
	Total Investments in Securities (Cost $997,628,912)	$1,116,546,789	102.8
	Liabilities in Excess of Other Assets	(30,100,266)	(2.8)
	Net Assets	$1,086,446,523	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Security, or a portion of the security, is on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
The grouping contains securities on loan.

(5)
The grouping contains Level 3 securities.

(6)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2019 (continued)

(7)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(9)
The grouping contains securities in default.

(10)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(11)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$89,201,553	$—	$—	$89,201,553
Consumer Discretionary	60,752,820	—	—	60,752,820
Consumer Staples	96,644,637	—	—	96,644,637
Energy	92,042,826	—	—	92,042,826
Financials	256,254,910	—	—	256,254,910
Health Care	148,810,317	—	—	148,810,317
Industrials	102,779,026	—	—	102,779,026
Information Technology	68,037,638	—	—	68,037,638
Materials	43,997,050	—	—	43,997,050
Real Estate	54,777,260	—	—	54,777,260
Utilities	67,281,767	—	—	67,281,767
Total Common Stock	1,080,579,804	—	—	1,080,579,804
Corporate Bonds/Notes	—	—	—	—
Other	—	—	—	—
Short-Term Investments	4,774,000	31,192,985	—	35,966,985
Total Investments, at fair value	$1,085,353,804	$31,192,985	$—	$1,116,546,789

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2019, Voya Large Cap Value Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Samson Investment Co. (Escrow)	6/28/2017	$30,842	$—
Tribune Co. (Escrow)	8/16/2015	—	—
		$30,842	$—
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $999,662,570.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$124,487,531
Gross Unrealized Depreciation	(7,474,774)
Net Unrealized Appreciation	$117,012,757
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 43.7%
	Basic Materials: 0.8%
600,000 (1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$612,062	0.2
350,000 (1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	359,744	0.1
1,272,000	Other Securities	1,307,108	0.5
		2,278,914	0.8
	Communications: 3.1%
1,560,000	AT&T, Inc., 2.800%, 02/17/2021	1,574,125	0.6
896,000	AT&T, Inc., 3.600%-4.050%, 02/17/2023-12/15/2023	944,608	0.3
1,053,000	Comcast Corp., 1.625%-3.450%, 10/01/2021-01/15/2022	1,073,128	0.4
360,000 (1)	Fox Corp., 4.030%, 01/25/2024	383,790	0.1
185,000 (1)	Sky Ltd., 3.125%, 11/26/2022	190,157	0.0
4,798,000	Other Securities	4,891,648	1.7
		9,057,456	3.1
	Consumer, Cyclical: 2.5%
400,000 (1)	BMW US Capital LLC, 3.400%, 08/13/2021	409,117	0.1
540,000 (1)	Daimler Finance North America LLC, 2.300%, 01/06/2020	539,991	0.2
460,000 (1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	471,294	0.2
530,000 (1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	529,000	0.2
330,000 (1)	Toyota Industries Corp., 3.110%, 03/12/2022	336,022	0.1
4,874,937	Other Securities	4,979,454	1.7
		7,264,878	2.5
	Consumer, Non-cyclical: 6.8%
680,000 (1)	AbbVie, Inc., 2.150%, 11/19/2021	681,563	0.2
340,000 (1)	AbbVie, Inc., 2.300%, 11/21/2022	341,850	0.1
248,000	AbbVie, Inc., 2.900%-3.375%, 11/14/2021-11/06/2022	253,567	0.1
1,030,000	Anthem, Inc., 2.500%, 11/21/2020	1,034,744	0.4
990,000	Becton Dickinson and Co., 2.404%, 06/05/2020	991,128	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
405,000 (1)	Bristol-Myers Squibb Co., 2.250%, 08/15/2021	$407,499	0.2
355,000 (1)	Bristol-Myers Squibb Co., 2.600%, 05/16/2022	360,862	0.1
1,047,000	CVS Health Corp., 3.350%, 03/09/2021	1,064,413	0.4
350,000	CVS Health Corp., 3.700%, 03/09/2023	364,572	0.1
900,000	General Mills, Inc., 3.150%, 12/15/2021	920,178	0.3
560,000 (1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	561,632	0.2
993,000	Keurig Dr Pepper, Inc., 3.551%-4.057%, 05/25/2021-05/25/2023	1,023,549	0.4
440,000 (1)	Mondelez International Holdings Netherlands BV, 2.125%, 09/19/2022	440,150	0.2
150,000 (1)	Mylan, Inc., 3.125%, 01/15/2023	152,220	0.1
882,000	Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	887,012	0.3
334,000 (1)	Takeda Pharmaceutical Co. Ltd., 2.450%, 01/18/2022	335,896	0.1
9,479,000	Other Securities	9,638,248	3.3
		19,459,083	6.8
	Energy: 3.4%
210,000 (1)	BG Energy Capital PLC, 4.000%, 10/15/2021	216,919	0.1
1,129,000	BP Capital Markets America, Inc., 3.216%-4.742%, 03/11/2021-11/28/2023	1,171,503	0.4
880,000	Energy Transfer Partners L.P. / Regency Energy Finance Corp., 5.875%, 03/01/2022	933,903	0.3
1,320,000	Enterprise Products Operating LLC, 2.800%-5.200%, 09/01/2020-04/15/2021	1,337,762	0.5
470,000 (1)	Schlumberger Finance Canada Ltd., 2.200%, 11/20/2020	470,778	0.1
1,186,000	Shell International Finance BV, 1.750%, 09/12/2021	1,185,178	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
4,480,000	Other Securities	$4,589,037	1.6
		9,905,080	3.4
	Financial: 17.5%
340,000 (1)	ABN AMRO Bank NV, 2.450%, 06/04/2020	340,628	0.1
390,000 (1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	398,870	0.2
1,000,000	American Express Co., 3.375%, 05/17/2021	1,019,144	0.4
1,000,000	American International Group, Inc., 3.300%, 03/01/2021	1,014,599	0.3
420,000 (1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/2020	420,642	0.1
620,000 (1)	Athene Global Funding, 2.750%, 04/20/2020	621,324	0.2
593,000 (2)	Bank of America Corp., 2.369%, 07/21/2021	594,344	0.2
916,000 (2)	Bank of America Corp., 3.004%, 12/20/2023	938,526	0.3
355,000 (1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	355,445	0.1
450,000 (1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	450,444	0.2
250,000 (1)	BPCE SA, 2.750%, 01/11/2023	254,077	0.1
1,000,000	Citibank NA, 3.400%, 07/23/2021	1,021,570	0.4
1,262,000 (2)	Citigroup, Inc., 2.312%-2.900%, 12/08/2021-11/04/2022	1,273,762	0.4
460,000 (1)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	460,272	0.2
950,000	Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	958,622	0.3
355,000 (1)	Danske Bank A/S, 2.000%, 09/08/2021	353,519	0.1
425,000 (1)	Danske Bank A/S, 2.800%, 03/10/2021	428,049	0.1
455,000 (1)(2)	Danske Bank A/S, 3.001%, 09/20/2022	458,624	0.2
355,000 (1)	DNB Bank ASA, 2.150%, 12/02/2022	356,589	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
260,000 (1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	$260,641	0.1
445,000 (1)	HSBC Bank PLC, 4.125%, 08/12/2020	450,746	0.2
727,000	HSBC Holdings PLC, 3.400%, 03/08/2021	738,547	0.3
134,000	HSBC USA, Inc., 5.000%, 09/27/2020	136,820	0.0
1,480,000 (2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	1,480,788	0.5
1,211,000	JPMorgan Chase & Co., 2.550%-4.500%, 03/01/2021-01/25/2023	1,245,007	0.4
2,853,000	Kreditanstalt fuer Wiederaufbau, 4.000%, 01/27/2020	2,856,966	1.0
465,000 (1)	Lloyds Bank PLC, 6.500%, 09/14/2020	477,838	0.2
1,040,000	Mitsubishi UFJ Financial Group, Inc., 2.190%-2.623%, 09/13/2021-07/18/2022	1,045,196	0.4
320,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	322,701	0.1
860,000	Morgan Stanley, 2.750%, 05/19/2022	875,757	0.3
1,566,000	Morgan Stanley, 5.500%, 07/28/2021	1,650,016	0.6
330,000 (1)	Nationwide Building Society, 2.350%, 01/21/2020	330,040	0.1
380,000 (1)	Nationwide Financial Services, Inc., 5.375%, 03/25/2021	394,731	0.1
345,000 (1)	Nordea Bank ABP, 4.875%, 05/13/2021	357,735	0.1
540,000 (1)	Protective Life Global Funding, 2.161%, 09/25/2020	540,854	0.2
225,000	Royal Bank of Canada, 2.703%, (US0003M + 0.660%), 10/05/2023	226,836	0.1
1,305,000	Skandinaviska Enskilda Banken AB, 1.875%-2.300%, 03/11/2020-09/13/2021	1,303,779	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
730,000	Sumitomo Mitsui Banking Corp., 2.514%, 01/17/2020	$730,135	0.3
594,000	Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	600,935	0.2
525,000 (1)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	533,760	0.2
1,063,000 (1)	UBS AG/London, 2.200%, 06/08/2020	1,064,434	0.4
860,000 (1)	UBS Group AG, 2.950%, 09/24/2020	866,104	0.3
340,000	US Bank NA/Cincinnati OH, 2.185%, (US0003M + 0.290%), 05/21/2021	340,308	0.1
205,000 (2)	Wells Fargo & Co., 2.406%, 10/30/2025	205,139	0.1
1,410,000 (2)	Wells Fargo Bank NA, 3.325%, 07/23/2021	1,421,178	0.5
880,000	Wells Fargo Bank NA, 3.625%, 10/22/2021	905,875	0.3
16,729,000	Other Securities	17,155,524	6.0
		50,237,440	17.5
	Industrial: 2.6%
1,640,000	Caterpillar Financial Services Corp., 2.650%-3.650%, 05/17/2021-05/17/2024	1,692,083	0.6
348,000 (1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.650%, 07/29/2021	356,036	0.1
523,000 (1)	Rolls-Royce PLC, 2.375%, 10/14/2020	525,038	0.2
300,000 (1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/2020	300,118	0.1
410,000 (1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	431,402	0.1
950,000	United Parcel Service, Inc., 2.050%, 04/01/2021	952,581	0.3
3,265,000	Other Securities	3,336,566	1.2
		7,593,824	2.6
	Technology: 2.6%
1,000,000	Apple, Inc., 1.800%, 09/11/2024	993,569	0.4
352,000 (1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	362,253	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
875,000	salesforce.com, Inc., 3.250%, 04/11/2023	$910,148	0.3
5,127,000	Other Securities	5,179,052	1.8
		7,445,022	2.6
	Utilities: 4.4%
1,245,000 (2)	Dominion Energy, Inc., 2.579%-2.715%, 07/01/2020-08/15/2021	1,250,625	0.4
1,125,000	Duke Energy Corp., 1.800%, 09/01/2021	1,123,983	0.4
385,000	Duke Energy Ohio, Inc., 3.800%, 09/01/2023	407,024	0.2
290,000	Duke Energy Progress LLC, 3.375%, 09/01/2023	303,009	0.1
268,000 (1)	Electricite de France SA, 2.350%, 10/13/2020	268,542	0.1
325,000 (1)	Niagara Mohawk Power Corp., 2.721%, 11/28/2022	330,386	0.1
8,859,000	Other Securities	9,005,360	3.1
		12,688,929	4.4
	Total Corporate Bonds/Notes (Cost $124,481,582)	125,930,626	43.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 5.5%
1,793,295	Fannie Mae REMICS 2006-43-FJ, 2.202%, (US0001M + 0.410%), 06/25/2036	1,791,010	0.6
1,250,621	Fannie Mae REMICS 2007-14 PF, 1.982%, (US0001M + 0.190%), 03/25/2037	1,237,525	0.4
501,207	Fannie Mae REMICS 2010-123 FL, 2.222%, (US0001M + 0.430%), 11/25/2040	499,630	0.2
2,018,458	Fannie Mae REMICS 2011-51 FM, 2.442%, (US0001M + 0.650%), 06/25/2041	2,025,410	0.7
184,974	Fannie Mae REMICS 2011-96 FN, 2.292%, (US0001M + 0.500%), 10/25/2041	185,450	0.1
1,541,057	Fannie Mae REMICS 2010-136 FG, 2.292%, (US0001M + 0.500%), 12/25/2030	1,543,759	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,577,160	Fannie Mae REMICS 2011-68 F, 2.062%, (US0001M + 0.270%), 07/25/2031	$2,575,523	0.9
197,130 (1)(2)	Flagstar Mortgage Trust 2017-2 A3, 3.500%, 10/25/2047	199,394	0.1
2,727,540	Ginnie Mae Series 2012-H31 FD, 2.114%, (US0001M + 0.340%), 12/20/2062	2,713,831	0.9
749,217	Ginnie Mae Series 2016-H08 FT, 2.494%, (US0001M + 0.720%), 02/20/2066	751,427	0.3
286,566 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	290,921	0.1
417,964 (1)(2)	Sequoia Mortgage Trust 2014-3 B3, 3.936%, 10/25/2044	431,421	0.1
437,037 (1)(2)	Sequoia Mortgage Trust 2014-4 B3, 3.864%, 11/25/2044	448,981	0.2
531,181 (1)(2)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	539,046	0.2
765,323	Other Securities	770,232	0.2
	Total Collateralized Mortgage Obligations (Cost $15,985,138)	16,003,560	5.5
U.S. TREASURY OBLIGATIONS: 20.2%
	U.S. Treasury Notes: 20.2%
7,540,800	1.625%,12/31/2021	7,548,409	2.6
22,431,000	1.625%,12/15/2022	22,441,651	7.8
26,276,000	2.125%,01/31/2021	26,413,646	9.2
1,653,900 (3)	1.500%-1.750%, 10/31/2024-12/31/2026	1,651,017	0.6
	Total U.S. Treasury Obligations (Cost $58,026,787)	58,054,723	20.2
COMMERCIAL MORTGAGE-BACKED SECURITIES: 11.1%
350,000 (1)	Austin Fairmont Hotel Trust 2019-FAIR C, 3.190%, (US0001M + 1.450%), 09/15/2032	350,644	0.1
830,000 (1)	BFLD 2019-DPLO A, 2.830%, (US0001M + 1.090%), 10/15/2034	829,448	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,840,000 (1)	BX Commercial Mortgage Trust 2019-XL D, 3.190%, (US0001M + 1.450%), 10/15/2036	$1,844,640	0.6
200,000 (2)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.110%, 11/10/2046	213,853	0.1
521,000 (1)(2)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.092%, 03/10/2047	558,793	0.2
360,000	Citigroup Commercial Mortgage Trust 2015-GC27 AAB, 2.944%, 02/10/2048	366,181	0.1
672,131	Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	688,738	0.2
710,000 (1)	CLNY Trust 2019-IKPR A, 2.869%, (US0001M + 1.227%), 11/15/2038	703,766	0.2
1,690,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 2.970%, (US0001M + 1.230%), 05/15/2036	1,692,894	0.6
320,000 (1)	CSWF 2018-TOP C, 3.190%, (US0001M + 1.450%), 08/15/2035	320,135	0.1
1,490,000 (1)(2)	DBRR 2011-LC2 A4B Trust, 4.537%, 07/12/2044	1,521,111	0.5
780,000 (1)(2)	DBUBS 2011-LC1A E, 5.702%, 11/10/2046	796,532	0.3
730,000 (1)(2)	DBUBS 2011-LC2A D, 5.530%, 07/10/2044	750,567	0.3
102,897 (2)	Ginnie Mae 2011-53 B, 3.934%, 05/16/2051	104,895	0.0
713,926	Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	711,743	0.2
180,379	Ginnie Mae 2014-54 AC, 2.874%, 02/16/2049	181,231	0.1
629,801	Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	627,760	0.2
142,762 (2)	Ginnie Mae 2015-21 AF, 2.077%, 07/16/2048	141,640	0.1
362,579	Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	361,584	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
439,245	Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	$433,131	0.2
179,906	Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	179,834	0.1
600,777	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	598,049	0.2
243,514	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	242,382	0.1
370,365	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	369,637	0.1
878,753	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	874,667	0.3
858,015	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	856,324	0.3
1,000,000 (1)	Great Wolf Trust 2019-WOLF A, 2.756%, (US0001M + 1.034%), 12/15/2029	997,186	0.4
530,000 (1)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	527,387	0.2
1,420,000 (1)	GS Mortgage Securities Corp. Trust 2019-70P C, 3.240%, (US0001M + 1.500%), 10/15/2036	1,421,974	0.5
1,320,000 (1)(2)	GS Mortgage Securities Trust 2011-GC3 D, 5.636%, 03/10/2044	1,363,977	0.4
760,000 (1)(2)	GS Mortgage Securities Trust 2012-GC6 C, 5.651%, 01/10/2045	796,874	0.3
977,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 C, 5.600%, 11/15/2043	989,306	0.3
2,710,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.418%, 08/15/2046	2,820,305	1.0
700,000 (2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	721,432	0.3
4,526	JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	4,547	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
455,281	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	$459,610	0.2
1,210,000 (1)(2)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	1,240,281	0.4
1,220,000	Morgan Stanley Capital I Trust 2019-H6 A2, 3.228%, 06/15/2052	1,263,762	0.5
620,000 (1)	Morgan Stanley Capital I, Inc. 2019-BPR A, 3.140%, (US0001M + 1.400%), 05/15/2036	619,541	0.2
490,000 (1)(2)	Wells Fargo Commercial Mortgage Trust 2010-C1 B, 5.276%, 11/15/2043	497,433	0.2
1,780,175	Other Securities	1,810,565	0.6
	Total Commercial Mortgage-Backed Securities (Cost $32,027,670)	31,854,359	11.1
ASSET-BACKED SECURITIES: 17.1%
	Automobile Asset-Backed Securities: 7.6%
750,000	CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	752,120	0.3
750,000	CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	751,792	0.3
150,000	Carmax Auto Owner Trust 2019-3 A4, 2.300%, 04/15/2025	150,542	0.0
800,000	Carmax Auto Owner Trust 2019-4 A4, 2.130%, 07/15/2025	801,475	0.3
300,000	GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	300,847	0.1
650,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	652,066	0.2
400,000	GM Financial Automobile Leasing Trust 2018-3 A4, 3.300%, 07/20/2022	405,204	0.1
450,000	GM Financial Automobile Leasing Trust 2019-4 A4, 1.760%, 01/16/2025	445,862	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
500,000	GM Financial Consumer Automobile Receivables Trust 2019-3 A3, 2.180%, 04/16/2024	$502,365	0.2
650,000	Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	669,253	0.2
550,000	Honda Auto Receivables 2019-3 A3 Owner Trust, 1.780%, 08/15/2023	548,816	0.2
250,000 (1)	Hyundai Auto Lease Securitization Trust 2019-B A4, 2.030%, 06/15/2023	249,645	0.1
950,000	Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/2023	949,727	0.3
646,260	Mercedes-Benz Auto Lease Trust 2019-A A2, 3.010%, 02/16/2021	647,513	0.2
400,000	Mercedes-Benz Auto Lease Trust 2019-A A4, 3.250%, 10/15/2024	406,358	0.1
450,000	Mercedes-Benz Auto Receivables Trust 2018-1 A4, 3.150%, 10/15/2024	460,850	0.2
650,000	Nissan Auto Receivables 2017-C A4 Owner Trust, 2.280%, 02/15/2024	651,962	0.2
500,000	Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	516,282	0.2
1,149,009 (1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	1,150,557	0.4
850,000	Santander Drive Auto Receivables Trust 2019-2 B, 2.790%, 01/16/2024	858,081	0.3
1,100,000	Santander Drive Auto Receivables Trust 2019-3 A3, 2.160%, 11/15/2022	1,101,749	0.4
650,000 (1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	650,803	0.2
91,077 (1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	91,683	0.0
500,000 (1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	501,787	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
500,000 (1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	$502,222	0.2
1,300,000 (1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	1,291,971	0.5
865,850 (1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	877,253	0.3
650,000	Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	650,535	0.2
950,000	Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	947,622	0.4
3,200,000	Other Securities	3,243,085	1.1
		21,730,027	7.6
	Credit Card Asset-Backed Securities: 0.9%
1,000,000	BA Credit Card Trust 2019-A1 A1, 1.740%, 01/15/2025	997,067	0.4
1,550,000 (1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	1,569,238	0.5
		2,566,305	0.9
	Other Asset-Backed Securities: 8.3%
500,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 3.238%, (US0003M + 1.330%), 01/20/2033	500,000	0.2
840,000 (1)	Apidos Clo XXV 2016-25A A1R, 3.136%, (US0003M + 1.170%), 10/20/2031	836,718	0.3
560,000 (1)	Arbor Realty Commercial Real Estate Notes 2019-FL2 A Ltd., 2.971%, (US0001M + 1.200%), 06/15/2034	559,824	0.2
700,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.231%, (US0003M + 1.230%), 01/15/2030	685,368	0.2
250,000 (1)	Babson CLO Ltd. 2017-1A A2, 3.353%, (US0003M + 1.350%), 07/18/2029	247,087	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (1)	Bain Capital Credit CLO 2017-1A A2, 3.316%, (US0003M + 1.350%), 07/20/2030	$248,324	0.1
580,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.251%, (US0003M + 1.250%), 07/15/2029	579,980	0.2
250,000 (1)	Carbone CLO Ltd. 2017-1A A1, 3.106%, (US0003M + 1.140%), 01/20/2031	249,352	0.1
500,000 (1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 2.960%, (US0003M + 1.050%), 05/15/2031	497,720	0.2
620,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.252%, (US0003M + 1.250%), 10/17/2030	620,002	0.2
750,000 (1)	CIFC Funding 2013-2A A1LR, 3.213%, (US0003M + 1.210%), 10/18/2030	749,999	0.3
600,000 (1)	CIFC Funding 2017-4 A1, 3.186%, (US0003M + 1.250%), 10/24/2030	601,892	0.2
600,000 (1)	CIFC Funding 2018-4A A1 Ltd., 3.152%, (US0003M + 1.150%), 10/17/2031	596,206	0.2
600,000 (1)	Clear Creek CLO Ltd. 2015-1A AR, 3.166%, (US0003M + 1.200%), 10/20/2030	598,535	0.2
250,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 3.146%, (US0003M + 1.180%), 10/20/2030	249,794	0.1
680,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 3.211%, (US0003M + 1.210%), 10/15/2030	679,997	0.2
250,000 (1)	Dryden 55 CLO Ltd. 2018-55A A1, 3.021%, (US0003M + 1.020%), 04/15/2031	248,689	0.1
1,120,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 3.351%, (US0003M + 1.350%), 04/15/2028	1,110,719	0.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
480,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.110%, (US0003M + 1.200%), 08/15/2030	$480,005	0.1
300,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.216%, (US0003M + 1.250%), 01/20/2030	300,002	0.1
750,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.156%, (US0003M + 1.220%), 07/24/2030	748,826	0.2
500,000 (1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.201%, (US0003M + 1.200%), 10/15/2030	499,205	0.2
300,000 (1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 3.116%, (US0003M + 1.150%), 11/28/2030	299,689	0.1
431,651 (1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	444,161	0.2
600,000 (1)	LCM 26A A2 Ltd., 3.216%, (US0003M + 1.250%), 01/20/2031	589,938	0.2
250,000 (1)	LCM XXIV Ltd. 24A A, 3.276%, (US0003M + 1.310%), 03/20/2030	250,019	0.1
480,000 (1)	LoanCore 2019-CRE2 A Issuer Ltd., 2.870%, (US0001M + 1.130%), 05/09/2036	479,999	0.2
400,000 (1)	Octagon Investment Partners 33 Ltd. 2017-1A A1, 3.156%, (US0003M + 1.190%), 01/20/2031	398,770	0.1
500,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.351%, (US0003M + 1.350%), 07/15/2029	494,738	0.2
500,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.376%, (US0003M + 1.375%), 07/15/2029	491,812	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
400,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.316%, (US0003M + 1.350%), 07/19/2030	$393,304	0.1
500,000 (1)	Palmer Square CLO 2013-2A AARR Ltd., 3.202%, (US0003M + 1.200%), 10/17/2031	497,122	0.2
700,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.236%, (US0003M + 1.270%), 07/20/2030	700,209	0.2
275,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.316%, (US0003M + 1.350%), 07/20/2030	274,998	0.1
537,789 (1)	SoFi Consumer Loan Program 2019-2 A Trust, 3.010%, 04/25/2028	541,895	0.2
471,867 (1)	SoFi Consumer Loan Program 2019-3 A Trust, 2.900%, 05/25/2028	474,891	0.1
400,000 (1)	TCI-Flatiron Clo 2017-1A A Ltd., 3.104%, (US0003M + 1.200%), 11/18/2030	399,012	0.1
500,000 (1)	TCI-Symphony CLO 2017-1A A Ltd., 3.231%, (US0003M + 1.230%), 07/15/2030	499,417	0.2
600,000 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.233%, (US0003M + 1.230%), 10/18/2030	597,770	0.2
570,000 (1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.196%, (US0003M + 1.230%), 07/20/2030	570,122	0.2
600,000 (1)	THL Credit Wind River 2018-2 A A2Clo Ltd., 3.451%, (US0003M + 1.450%), 07/15/2030	595,117	0.2
600,000 (1)	THL Credit Wind River 2019-2A A2 Clo Ltd., 3.501%, (US0003M + 1.650%), 01/15/2033	599,966	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
800,000 (1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	$816,476	0.3
250,000 (1)	Venture 34 CLO Ltd. 2018-34A A, 3.231%, (US0003M + 1.230%), 10/15/2031	247,799	0.1
450,000 (1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	450,538	0.2
1,000,000	Other Securities	1,010,966	0.3
		24,006,972	8.3
	Student Loan Asset-Backed Securities: 0.3%
850,000 (1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	849,113	0.3
	Total Asset-Backed Securities (Cost $49,030,182)	49,152,417	17.1
SUPRANATIONAL BONDS: 0.1%
179,000	Other Securities	179,024	0.1
	Total Supranational Bonds (Cost $178,474)	179,024	0.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Federal Home Loan Mortgage Corporation: 0.0%
3	4.625%, (H15T1Y + 1.997)%, 07/01/2024	3	0.0

	Uniform Mortgage-Backed Securities : 0.0%
65,211	Other Securities	71,079	0.0
	Total U.S. Government Agency Obligations (Cost $66,352)	71,082	0.0
	Total Long-Term Investments (Cost $279,796,185)	281,245,791	97.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Repurchase Agreements: 0.0%
3,127 (4)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $3,127, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $3,190, due 04/15/20-03/31/21) (Cost $5,075)	$5,075	0.0

	Mutual Funds: 1.8%
5,219,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $5,219,000)	5,219,000	1.8
	Total Short-Term Investments (Cost $5,224,075)	5,224,075	1.8
	Total Investments in Securities (Cost $285,020,260)	$286,469,866	99.5
	Assets in Excess of Other Liabilities	1,357,940	0.5
	Net Assets	$287,827,806	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of December 31, 2019.

(3)
Security, or a portion of the security, is on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
H15T1Y
U.S. Treasury 1-Year Constant Maturity

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$125,930,626	$—	$125,930,626
Collateralized Mortgage Obligations	—	16,003,560	—	16,003,560
Asset-Backed Securities	—	49,152,417	—	49,152,417
Commercial Mortgage-Backed Securities	—	31,854,359	—	31,854,359
Supranational Bonds	—	179,024	—	179,024
U.S. Government Agency Obligations	—	71,082	—	71,082
U.S. Treasury Obligations	—	58,054,723	—	58,054,723
Short-Term Investments	5,219,000	5,075	—	5,224,075
Total Investments, at fair value	$5,219,000	$281,250,866	$—	$286,469,866
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Other Financial Instruments+
Futures	42,572	—	—	42,572
Total Assets	$5,261,572	$281,250,866	$—	$286,512,438
Liabilities Table
Other Financial Instruments+
Futures	$(37,777)	$—	$—	$(37,777)
Total Liabilities	$(37,777)	$—	$—	$(37,777)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2019, the following futures contracts were outstanding for Voya Limited Maturity Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	409	03/31/20	$88,139,500	$(37,777)
			$88,139,500	$(37,777)
Short Contracts:
U.S. Treasury 10-Year Note	(10)	03/20/20	(1,284,219)	6,404
U.S. Treasury 5-Year Note	(124)	03/31/20	(14,707,562)	36,168
			$(15,991,781)	$42,572
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$42,572
Total Asset Derivatives		$42,572
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$37,777
Total Liability Derivatives		$37,777

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Credit contracts	$—	$—	$(108)	$(108)
Interest rate contracts	(6,738)	67,840	(54,431)	6,671
Total	$(6,738)	$67,840	$(54,539)	$6,563
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2019 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—
Interest rate contracts	—	(196,576)	—	(196,576)
Total	$—	$(196,576)	$—	$(196,576)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized apppreciation (depreciation) on investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $285,026,864.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,832,323
Gross Unrealized Depreciation	(384,526)
Net Unrealized Appreciation	$1,447,797
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.7%
	Communication Services: 10.3%
77,320 (1)	Alphabet, Inc. - Class A	$103,561,635	1.5
77,129 (1)	Alphabet, Inc. - Class C	103,123,016	1.5
1,885,071	AT&T, Inc.	73,668,575	1.1
1,171,507	Comcast Corp. – Class A	52,682,670	0.8
620,994 (1)	Facebook, Inc. - Class A	127,459,018	1.8
113,092 (1)	Netflix, Inc.	36,593,178	0.5
1,067,248	Verizon Communications, Inc.	65,529,027	0.9
465,113	Walt Disney Co.	67,269,293	1.0
1,664,693 (2)(3)	Other Securities	87,560,748	1.2
		717,447,160	10.3
	Consumer Discretionary: 9.6%
107,471 (1)	Amazon.com, Inc.	198,589,213	2.8
281,493	Home Depot, Inc.	61,472,441	0.9
194,337	McDonald’s Corp.	38,402,934	0.5
321,773	Nike, Inc.	32,598,823	0.5
5,140,113 (2)(3)	Other Securities	342,945,655	4.9
		674,009,066	9.6
	Consumer Staples: 7.1%
995,060	Coca-Cola Co.	55,076,571	0.8
114,003	Costco Wholesale Corp.	33,507,762	0.5
359,837	PepsiCo, Inc.	49,178,923	0.7
401,497	Philip Morris International, Inc.	34,163,379	0.5
643,265	Procter & Gamble Co.	80,343,798	1.1
366,070	Walmart, Inc.	43,503,759	0.6
3,137,622 (2)(3)	Other Securities	201,438,637	2.9
		497,212,829	7.1
	Energy: 4.3%
487,961	Chevron Corp.	58,804,180	0.8
1,091,846	Exxon Mobil Corp.	76,189,014	1.1
3,858,412 (2)	Other Securities	165,099,916	2.4
		300,093,110	4.3
	Financials: 12.8%
2,089,087	Bank of America Corp.	73,577,644	1.1
504,760 (1)	Berkshire Hathaway, Inc. – Class B	114,328,140	1.6
563,378	Citigroup, Inc.	45,008,269	0.6
809,377	JPMorgan Chase & Co.	112,827,154	1.6
993,170	Wells Fargo & Co.	53,432,546	0.8
6,451,623 (2)(3)	Other Securities	495,416,509	7.1
		894,590,262	12.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 14.0%
456,081	Abbott Laboratories	$39,615,196	0.6
381,613	AbbVie, Inc.	33,788,015	0.5
153,331	Amgen, Inc.	36,963,504	0.5
604,922	Bristol-Myers Squibb Co.	38,829,943	0.6
679,160	Johnson & Johnson	99,069,069	1.4
345,888	Medtronic PLC	39,240,994	0.6
656,997	Merck & Co., Inc.	59,753,877	0.8
1,428,092	Pfizer, Inc.	55,952,645	0.8
103,477	Thermo Fisher Scientific, Inc.	33,616,573	0.5
244,483	UnitedHealth Group, Inc.	71,873,112	1.0
3,709,699 (2)(3)	Other Securities	472,202,027	6.7
		980,904,955	14.0
	Industrials: 8.9%
137,968	Boeing Co.	44,944,456	0.6
184,387	Honeywell International, Inc.	32,636,499	0.5
179,140	Union Pacific Corp.	32,386,721	0.5
209,361	United Technologies Corp.	31,353,903	0.4
6,433,984 (2)(3)	Other Securities	483,709,657	6.9
		625,031,236	8.9
	Information Technology: 22.9%
163,768	Accenture PLC	34,484,628	0.5
124,918 (1)	Adobe, Inc.	41,199,206	0.6
1,077,799	Apple, Inc.	316,495,676	4.5
102,319	Broadcom, Inc.	32,334,850	0.5
1,094,725	Cisco Systems, Inc.	52,503,011	0.7
1,122,527	Intel Corp.	67,183,241	1.0
229,081	Mastercard, Inc. - Class A	68,401,296	1.0
1,968,630	Microsoft Corp.	310,452,951	4.4
157,928	Nvidia Corp.	37,160,458	0.5
303,003 (1)	PayPal Holdings, Inc.	32,775,834	0.5
228,892 (1)	Salesforce.com, Inc.	37,226,995	0.5
441,744	Visa, Inc. - Class A	83,003,698	1.2
5,834,466 (2)(3)	Other Securities	488,850,639	7.0
		1,602,072,483	22.9
	Materials: 2.6%
2,752,971 (2)	Other Securities	183,214,481	2.6
	Real Estate: 2.9%
2,269,971 (2)(3)	Other Securities	201,791,053	2.9
	Utilities: 3.3%
3,103,653 (2)	Other Securities	229,027,792	3.3
	Total Common Stock (Cost $4,268,478,242)	6,905,394,427	98.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Commercial Paper: 0.1%
825,000 (4)	Banco Santander S.A., 1.950%, 02/05/2020	$823,517	0.0
950,000 (4)	DBS Bank Ltd., 1.710%, 01/07/2020	949,701	0.1
950,000 (4)	DBS Bank Ltd., 1.820%, 02/18/2020	947,688	0.0
800,000 (4)	LMA Americas LLC, 1.810%, 01/23/2020	798,962	0.0
900,000 (4)	LMA Americas LLC, 2.000%, 01/31/2020	898,529	0.0
975,000 (4)	Matchpoint Finance PLC, 1.850%, 02/03/2020	973,347	0.0
675,000 (4)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	673,608	0.0
200,000 (4)	Oversea-Chinese Banking Corp., Ltd., 1.900%, 02/11/2020	199,569	0.0
250,000 (4)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	249,021	0.0
1,276,000 (4)	Societe Generale, 1.970%, 01/09/2020	1,275,426	0.0
	Total Commercial Paper (Cost $7,789,368)	7,789,368	0.1

	Floating Rate Notes: 0.2%
950,000 (4)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	949,958	0.0
825,000 (4)	Bank of America Corp., 1.910%, 05/07/2020	825,000	0.0
675,000 (4)	Bedford Row Funding, 1.960%, 05/18/2020	675,114	0.0
950,000 (4)	BNP Paribas, 1.950%, 05/14/2020	950,071	0.0
1,175,000 (4)	Commonwealth Bank of Australia, 1.920%, 01/24/2020	1,175,150	0.1
850,000 (4)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	849,998	0.0
600,000 (4)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	600,168	0.0
1,150,000 (4)	Credit Suisse Group AG, 1.890%, 04/17/2020	1,150,515	0.0
850,000 (4)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	850,162	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
900,000 (4)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 05/26/2020	$900,069	0.0
500,000 (4)	Mizuho Financial Group Inc., 1.970%, 05/06/2020	500,025	0.0
1,275,000 (4)	Mizuho Financial Group Inc., 2.010%, 05/22/2020	1,275,060	0.1
925,000 (4)	National Bank Of Canada, 1.990%, 05/01/2020	925,119	0.0
275,000 (4)	Royal Bank Of Canada, 1.860%, 04/29/2020	275,017	0.0
925,000 (4)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	925,030	0.0
1,375,000 (4)	The Sumitomo Mitsui Financial Group, 1.960%, 01/22/2020	1,375,097	0.0
400,000 (4)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	399,933	0.0
350,000 (4)	Toronto-Dominion Bank, 1.850%, 02/13/2020	350,010	0.0
500,000 (4)	Toyota Motor Corp., 2.020%, 01/10/2020	500,025	0.0
600,000 (4)	Westpac Banking Corp, 1.830%, 02/10/2020	600,048	0.0
	Total Floating Rate Notes (Cost $16,051,569)	16,051,569	0.2

	Repurchase Agreements: 0.7%
18,664,895 (4)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $18,666,501, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $19,039,853, due 09/01/24-11/01/49)	18,664,895	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,093,978 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $3,094,249, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $3,156,138, due 01/15/20-11/15/48)	$3,093,978	0.0
18,664,895 (4)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $18,666,501, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $19,038,193, due 02/13/20-09/20/69)	18,664,895	0.3
5,948,105 (4)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $5,948,675, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,067,231, due 04/15/21-02/15/47)	5,948,105	0.1
	Total Repurchase Agreements (Cost $46,371,873)	46,371,873	0.7

	Certificates of Deposit: 0.1%
1,025,000 (4)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/20/2020	1,025,327	0.0
400,000 (4)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.830%, 02/13/2020	399,968	0.0
400,000 (4)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	400,016	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Certificates of Deposit (continued)
900,000 (4)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	$900,032	0.1
975,000 (4)	The Norinchukin Bank, 1.900%, 03/05/2020	975,082	0.0
875,000 (4)	Toronto-Dominion Bank, 1.850%, 03/18/2020	875,132	0.0
	Total Certificates of Deposit (Cost $4,575,557)	4,575,557	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds (4): 1.3%
1,940,000 (4)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	1,940,000	0.0
89,372,000 (4)(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	89,372,000	1.3
2,300,000 (4)(5)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	2,300,000	0.0
	Total Mutual Funds (Cost $93,612,000)	93,612,000	1.3
	Total Short-Term Investments (Cost $168,400,367)	168,400,367	2.4
	Total Investments in Securities (Cost $4,436,878,609)	$7,073,794,794	101.1
	Liabilities in Excess of Other Assets	(77,737,403)	(1.1)
	Net Assets	$6,996,057,391	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2019 (continued)

(3)
The grouping contains non-income producing securities.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$6,905,394,427	$—	$—	$6,905,394,427
Short-Term Investments	93,612,000	74,788,367	—	168,400,367
Total Investments, at fair value	$6,999,006,427	$74,788,367	$—	$7,073,794,794
Other Financial Instruments+
Futures	1,587,850	—	—	1,587,850
Total Assets	$7,000,594,277	$74,788,367	$—	$7,075,382,644

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the following futures contracts were outstanding for Voya U.S. Stock Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	617	03/20/20	$99,679,435	$1,587,850
			$99,679,435	$1,587,850
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$1,587,850
Total Asset Derivatives		$1,587,850

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$13,816,430
Total	$13,816,430

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2019 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$4,136,798
Total	$4,136,798
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $4,459,031,288.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,770,425,217
Gross Unrealized Depreciation	(154,073,861)
Net Unrealized Appreciation	$2,616,351,356
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.8%
	Diversified REITs: 5.9%
204,920	STORE Capital Corp.	$7,631,221	2.3
1,295,226	VEREIT, Inc.	11,967,888	3.6
		19,599,109	5.9

	Health Care REITs: 10.5%
356,989 (1)	Healthcare Trust of America, Inc.	10,809,627	3.2
400,303	Healthpeak Properties, Inc.	13,798,444	4.1
252,097	Medical Properties Trust, Inc.	5,321,768	1.6
64,574	Welltower, Inc.	5,280,862	1.6
		35,210,701	10.5

	Hotel & Resort REITs: 5.9%
429,034	Host Hotels & Resorts, Inc.	7,958,581	2.4
191,663	MGM Growth Properties LLC	5,935,803	1.8
25,596	Ryman Hospitality Properties	2,218,149	0.6
258,783	Sunstone Hotel Investors, Inc.	3,602,259	1.1
		19,714,792	5.9

	Industrial REITs: 12.1%
60,554	Americold Realty Trust	2,123,023	0.6
273,685	Duke Realty Corp.	9,488,659	2.9
271,020	ProLogis, Inc.	24,158,723	7.2
148,187	STAG Industrial, Inc.	4,678,264	1.4
		40,448,669	12.1

	IT Consulting & Other Services: 0.8%
30,157 (2)	InterXion Holding NV	2,527,458	0.8

	Office REITs: 14.7%
65,527	Alexandria Real Estate Equities, Inc.	10,587,853	3.2
280,275	Brandywine Realty Trust	4,414,331	1.3
217,644	Columbia Property Trust, Inc.	4,550,936	1.3
188,244	Cousins Properties, Inc.	7,755,653	2.3
263,396	Hudson Pacific Properties, Inc.	9,916,859	3.0
252,028	Piedmont Office Realty Trust, Inc.	5,605,103	1.7
96,460	Vornado Realty Trust	6,414,590	1.9
		49,245,325	14.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Residential REITs: 18.4%
142,308	American Campus Communities, Inc.	$6,692,745	2.0
89,269	Camden Property Trust	9,471,441	2.8
224,591	Equity Residential	18,173,904	5.4
177,910	Front Yard Residential Corp.	2,195,409	0.7
420,451	Invitation Homes, Inc.	12,600,916	3.8
51,985	Mid-America Apartment Communities, Inc.	6,854,742	2.1
35,696	Sun Communities, Inc.	5,357,970	1.6
		61,347,127	18.4

	Retail REITs: 11.4%
389,068	Brixmor Property Group, Inc.	8,407,760	2.5
40,011	Regency Centers Corp.	2,524,294	0.8
330,871	Retail Properties of America, Inc.	4,433,671	1.3
80,583	Simon Property Group, Inc.	12,003,644	3.6
62,628	Spirit Realty Capital, Inc.	3,080,045	0.9
117,715	Taubman Centers, Inc.	3,659,759	1.1
214,000	Urban Edge Properties	4,104,520	1.2
		38,213,693	11.4

	Specialized REITs: 19.1%
42,046	Crown Castle International Corp.	5,976,839	1.8
323,239	CubeSmart	10,175,564	3.1
90,538	CyrusOne, Inc.	5,923,901	1.8
30,771	Equinix, Inc.	17,961,033	5.4
25,566	Extra Space Storage, Inc.	2,700,281	0.8
46,300	Life Storage, Inc.	5,013,364	1.5
94,022	QTS Realty Trust, Inc.	5,102,574	1.5
423,308	VICI Properties, Inc.	10,815,519	3.2
		63,669,075	19.1
	Total Common Stock (Cost $293,950,748)	329,975,949	98.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Repurchase Agreements: 1.7%
1,280,279 (3)	Bank of Montreal, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,280,389, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $1,305,885, due 04/20/49-12/01/49)	$1,280,279	0.4
379,314 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $379,347, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $386,935, due 01/15/20-11/15/48)	379,314	0.1
1,280,279 (3)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,280,389, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,305,885, due 02/13/20-09/20/69)	1,280,279	0.4
1,280,279 (3)	HSBC Securities USA, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,280,389, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $1,305,885, due 07/20/47-06/20/48)	1,280,279	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements
1,280,279 (3)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,280,390, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $1,305,885, due 01/28/20-05/15/27)	$1,280,279	0.4
	Total Repurchase Agreements (Cost $5,500,430)	5,500,430	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,762,979 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $1,762,979)	1,762,979	0.5
	Total Short-Term Investments (Cost $7,263,409)	7,263,409	2.2
	Total Investments in Securities (Cost $301,214,157)	$337,239,358	101.0
	Liabilities in Excess of Other Assets	(3,214,013)	(1.0)
	Net Assets	$334,025,345	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$329,975,949	$—	$—	$329,975,949
Short-Term Investments	1,762,979	5,500,430	—	7,263,409
Total Investments, at fair value	$331,738,928	$5,500,430	$—	$337,239,358

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $305,827,143.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$40,842,678
Gross Unrealized Depreciation	(9,430,463)
Net Unrealized Appreciation	$31,412,215
See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.6%
	Communication Services: 2.2%
101,970	Cinemark Holdings, Inc.	$3,451,685	0.7
467,342 (1)	Other Securities	8,367,338	1.5
		11,819,023	2.2
	Consumer Discretionary: 9.6%
76,137	Brunswick Corp.	4,566,697	0.8
17,650 (2)	Deckers Outdoor Corp.	2,980,379	0.5
36,913	LCI Industries	3,954,490	0.7
34,918	Pool Corp.	7,415,885	1.4
95,600	Rent-A-Center, Inc.	2,757,104	0.5
1,249,243 (1)(3)	Other Securities	31,157,734	5.7
		52,832,289	9.6
	Consumer Staples: 3.3%
178,961 (2)	Performance Food Group Co.	9,212,912	1.7
341,870 (1)	Other Securities	8,993,035	1.6
		18,205,947	3.3
	Energy: 2.2%
1,557,898 (1)(3)	Other Securities	12,281,539	2.2

	Financials: 17.7%
80,009	BankUnited, Inc.	2,925,129	0.5
51,520 (4)	Commerce Bancshares, Inc.	3,500,269	0.6
52,900	Essent Group Ltd.	2,750,271	0.5
122,706	First Hawaiian, Inc.	3,540,068	0.7
306,204	First Horizon National Corp.	5,070,738	0.9
108,113 (2)	Focus Financial Partners, Inc.	3,186,090	0.6
52,007	Iberiabank Corp.	3,891,684	0.7
35,103	Kinsale Capital Group, Inc.	3,568,571	0.7
72,262	Lazard Ltd.	2,887,589	0.5
37,544	RLI Corp.	3,379,711	0.6
64,068	Western Alliance Bancorp.	3,651,876	0.7
63,842	Wintrust Financial Corp.	4,526,398	0.8
1,965,066 (1)(3)	Other Securities	53,920,308	9.9
		96,798,702	17.7
	Health Care: 14.3%
89,934 (2)	Catalent, Inc.	5,063,284	0.9
72,116	Encompass Health Corp.	4,995,475	0.9
40,533 (2)	Molina Healthcare, Inc.	5,499,923	1.0
72,800 (2)	Tenet Healthcare Corp.	2,768,584	0.5
28,996	West Pharmaceutical Services, Inc.	4,358,969	0.8
2,821,945 (1)(3)	Other Securities	55,983,676	10.2
		78,669,911	14.3
	Industrials: 20.0%
76,295	Altra Industrial Motion Corp.	2,762,642	0.5
52,663	Applied Industrial Technologies, Inc.	3,512,096	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
66,497	Brady Corp.	$3,807,618	0.7
32,800	EMCOR Group, Inc.	2,830,640	0.5
47,510	Fortune Brands Home & Security, Inc.	3,104,303	0.6
35,399 (2)	Generac Holdings, Inc.	3,560,785	0.6
69,712 (2)	IAA, Inc.	3,280,647	0.6
78,577	Knight-Swift Transportation Holdings, Inc.	2,816,200	0.5
45,618	Lincoln Electric Holdings, Inc.	4,412,629	0.8
34,194	MSA Safety, Inc.	4,320,754	0.8
24,545 (2)	RBC Bearings, Inc.	3,886,455	0.7
95,723	Toro Co.	7,626,251	1.4
192,946 (2)	Willscot Corp.	3,567,572	0.7
32,645	Woodward, Inc.	3,866,474	0.7
2,103,931 (1)(3)	Other Securities	56,186,253	10.3
		109,541,319	20.0
	Information Technology: 12.2%
23,058 (2)	Aspen Technology, Inc.	2,788,404	0.5
26,726	Cabot Microelectronics Corp.	3,857,096	0.7
64,859 (2)	Cornerstone OnDemand, Inc.	3,797,494	0.7
41,912 (2)	Q2 Holdings, Inc.	3,398,225	0.6
1,996,276 (1)(3)	Other Securities	52,912,674	9.7
		66,753,893	12.2
	Materials: 5.4%
57,533	Aptargroup, Inc.	6,651,965	1.2
20,029	Quaker Chemical Corp.	3,295,171	0.6
731,887 (1)	Other Securities	19,695,863	3.6
		29,642,999	5.4
	Real Estate: 6.8%
95,131	CubeSmart	2,994,724	0.6
154,611 (2)	Cushman & Wakefield PLC	3,160,249	0.6
38,478	EastGroup Properties, Inc.	5,104,876	0.9
71,003	National Retail Properties, Inc.	3,807,181	0.7
1,027,302 (3)	Other Securities	21,976,787	4.0
		37,043,817	6.8
	Utilities: 2.9%
53,512	NorthWestern Corp.	3,835,205	0.7
96,991	Portland General Electric Co.	5,411,128	1.0
316,544 (1)	Other Securities	6,642,823	1.2
		15,889,156	2.9
	Total Common Stock (Cost $444,089,002)	529,478,595	96.6

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.5%
	Repurchase Agreements: 2.8%
3,813,206 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $3,813,536, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,889,470, due 01/25/20-10/15/60)	$3,813,206	0.7
3,552,930 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $3,553,241, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $3,624,311, due 01/15/20-11/15/48)	3,552,930	0.7
3,813,206 (5)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $3,813,534, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,889,470, due 02/13/20-09/20/69)	3,813,206	0.7
3,813,206 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $3,813,534, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,889,470, due 06/30/21-12/01/49)	3,813,206	0.7
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
Total Repurchase Agreements (Cost $14,992,548)	$14,992,548	2.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.7%
19,015,743 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	19,015,743	3.5
130,000 (5)(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	130,000	0.0
640,000 (5)(6)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	640,000	0.1
620,000 (5)(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	620,000	0.1
	Total Mutual Funds (Cost $20,405,743)	20,405,743	3.7
	Total Short-Term Investments (Cost $35,398,291)	35,398,291	6.5
	Total Investments in Securities (Cost $479,487,293)	$564,876,886	103.1
	Liabilities in Excess of Other Assets	(16,902,036)	(3.1)
	Net Assets	$547,974,850	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Security, or a portion of the security, is on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$529,478,595	$—	$—	$529,478,595
Short-Term Investments	20,405,743	14,992,548	—	35,398,291
Total Investments, at fair value	$549,884,338	$14,992,548	$—	$564,876,886
Other Financial Instruments+
Futures	92,816	—	—	92,816
Total Assets	$549,977,154	$14,992,548	$—	$564,969,702

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the following futures contracts were outstanding for VY® JPMorgan Small Cap Core Equity Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	123	03/20/20	$10,274,190	$92,816
			$10,274,190	$92,816
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$92,816
Total Asset Derivatives		$92,816

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$971,535
Total	$971,535

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$480,781
Total	$480,781
See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $483,273,163.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$109,207,385
Gross Unrealized Depreciation	(27,510,847)
Net Unrealized Appreciation	$81,696,538
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Income Portfolio
Class ADV	NII	$0.4969
Class I	NII	$0.5656
Class S	NII	$0.5331
Class S2	NII	$0.5166
All Classes	LTCG	$0.6712
Voya High Yield Portfolio
Class ADV	NII	$0.4766
Class I	NII	$0.5351
Class S	NII	$0.5106
Class S2	NII	$0.4967
Voya Large Cap Growth Portfolio
Class ADV	NII	$0.0167
Class I	NII	$0.1398
Class R6	NII	$0.1400
Class S	NII	$0.0845
Class S2	NII	$0.0544
All Classes	STCG	$0.2540
All Classes	LTCG	$3.0980
Voya Large Cap Value Portfolio
Class ADV	NII	$0.1786
Class I	NII	$0.2497
Class R6	NII	$0.2489
Class S	NII	$0.2191
Class S2	NII	$0.1972
All Classes	LTCG	$0.8519
Portfolio Name	Type	Per Share Amount
Voya Limited Maturity Bond Portfolio
Class ADV	NII	$0.1225
Class I	NII	$0.1852
Class S	NII	$0.1614
Voya U.S. Stock Index Portfolio
Class ADV	NII	$0.1732
Class I	NII	$0.2566
Class P2	NII	$0.2566
Class S	NII	$0.2489
Class S2	NII	$0.1894
All Classes	LTCG	$0.9024
VY® Clarion Real Estate Portfolio
Class ADV	NII	$0.6325
Class I	NII	$0.8540
Class S	NII	$0.7574
Class S2	NII	$0.6983
All Classes	LTCG	$0.1758
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0271
Class I	NII	$0.2222
Class R6	NII	$0.2222
Class S	NII	$0.1264
Class S2	NII	$0.0671
All Classes	STCG	$0.2842
All Classes	LTCG	$4.2653
All Classes	ROC	$0.2253

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Income Portfolio	25.36%
Voya Large Cap Growth Portfolio	78.58%
Voya Large Cap Value Portfolio	100.00%
Voya U.S. Stock Index Portfolio	93.84%
VY® JPMorgan Small Cap Core Equity Portfolio	83.08%

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Income Portfolio	$22,330,665
Voya Large Cap Growth Portfolio	$861,560,330
Voya Large Cap Value Portfolio	$75,474,848
Voya U.S. Stock Index Portfolio	$350,050,354
VY® Clarion Real Estate Portfolio	$1,619,442
VY® JPMorgan Small Cap Core Equity Portfolio	$175,897,372
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	146	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	146	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	146	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*
Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2003 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, and VY® JPMorgan Small Cap Core Equity Portfolio, each a series of the Trust (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
With respect to Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, VY® Clarion Real Estate Portfolio, and VY® JPMorgan Small Cap Core Equity Portfolio, in assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. In addition, the Board considered Voya Limited Maturity Bond Portfolio’s investment performance compared to an additional performance peer group that is approved by the Portfolio’s IRC due to the unique investment structure or strategy of the Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
With respect to Voya U.S. Stock Index Portfolio, which seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), in assessing the investment management and sub-advisory relationships, the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index during these time periods.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the Manager is responsible for paying the fees of the Sub-Adviser.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of each applicable Portfolio under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Balanced Income Portfolio
In considering whether to approve the renewal of the Management Contract for Voya Balanced Income Portfolio (formerly, VY® Franklin Income Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the year-to-date and ten-year periods, and the fourth quintile for the five-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed. In analyzing this performance data, the Board considered that the Portfolio’s current Sub-Adviser was hired on May 2, 2019, and that the Portfolio’s performance prior to May 1, 2019 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies.
In considering the fees payable under the Management Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management
Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management Contract for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya High Yield Portfolio
In considering whether to approve the renewal of the Contracts for Voya High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year, five-year and ten-year periods, and the third quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Growth Portfolio
In considering whether to approve the renewal of the Contracts for Voya Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Value Portfolio
In considering whether to approve the renewal of the Contracts for Voya Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year and three-year periods, and the fourth quintile for the year-to-date, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Limited Maturity Bond Portfolio
In considering whether to approve the renewal of the Contracts for Voya Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date and five-year periods, and the fourth quintile for the three-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; (2) the Portfolio’s performance compared to an additional performance peer group that was approved by the Portfolio’s IRC due to the unique investment strategy of the Portfolio; and (3) the effect that the Portfolio’s portfolio positioning in 2009 had on its relative performance during the ten-year period.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. Stock Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya U.S. Stock Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and Management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® Clarion Real Estate Portfolio
In considering whether to approve the renewal of the Contracts for VY® Clarion Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and ten-year periods, the third quintile for the one-year period, the fourth quintile for the five-year period, and the fifth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection and sector allocation on the Portfolio’s performance; (2) management’s confidence in the ability of the Sub-Adviser to achieve the Portfolio’s investment objective; and (3) ongoing periodic monitoring of the Portfolio’s performance by management and the Board or its Investment Review Committee.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® JPMorgan Small Cap Core Equity Portfolio
In considering whether to approve the renewal of the Contracts for VY® JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the second quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for the three-year, five-year and ten-year periods, and underperformed for the year-to-date and one-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VIT2AISS2      (1219-022020)

Annual Report

December 31, 2019

Voya Investors Trust
■ VY®	BlackRock Inflation Protected Bond Portfolio Classes ADV, I and S
Voya Variable Insurance Trust
■ VY®	BrandywineGLOBAL — Bond Portfolio (formerly known as VY® Goldman Sachs Bond Portfolio)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for one of the Portfolios. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New season, last year’s plot

Dear Shareholder,

The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.

So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.

Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.

With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 21, 2020

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

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MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.

A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)

Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.

On perceived slowing global growth, there was still plenty to worry about.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.

Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.

China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.

In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the

President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.

And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.

In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.

U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.

In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.

In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	A market index comprised of all U.S. Treasury Inflation Linked Securities.
MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)
U.S. Treasury Obligations	50.3%
Corporate Bonds/Notes	25.7%
U.S. Government Agency Obligations	8.8%
Sovereign Bonds	7.2%
Commercial Mortgage-Backed Securities	1.9%
Asset-Backed Securities	1.4%
Purchased Options	0.5%
Assets in Excess of Other Liabilities*	4.2%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director and Akiva Dickstein, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 8.21% compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 8.43% for the same period.

Portfolio Specifics: In the wake of a difficult end to the 2018 year, financial markets rebounded on a dramatic shift in policy stance from the U.S. Federal Reserve Board (“Fed”). The Fed embraced a new philosophy of “patience” and “flexibility”, indicating a pause from its hiking cycle to observe the lagged effects of prior tightening on the economy. This shift supported a “risk-on” tone in the market that was supportive of overall positioning in the first quarter, particularly in spread assets and U.S. breakevens. As geopolitical risks rose in the second quarter around U.S.-China trade negotiations and as the Fed joined central banks globally in a bout of synchronous easing in the third quarter, the Portfolio’s overweight in U.S. real rates also contributed to positive performance. Though the Portfolio’s UK breakevens short detracted from performance throughout most of the year, the eventual breakthrough in Brexit negotiations and Prime Minister Boris Johnson’s election victory helped drive positive performance via the Portfolio’s relative value positioning in U.S. vs. UK breakevens, particularly in the fourth quarter. Detracting from performance was the Portfolio’s U.S. and German nominal rates positioning. Though the team tactically traded rates throughout the year, the Portfolio was broadly biased to be underweight U.S. nominal rates though the second and third quarters. Disappointing manufacturing PMIs in Europe, deteriorating growth conditions abroad, and the inversion of the 3-month/10-year U.S. nominal yield curve in March led rates to rally at the end of the first quarter and that rally persisted through August, adversely affecting the Portfolio’s performance.

Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 0.875%, 01/15/29	4.9%
United States Treasury Inflation Indexed Bonds, 0.375%, 01/15/27	4.2%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/27	3.9%
United States Treasury Inflation Indexed Bonds, 0.500%, 01/15/28	3.2%
United States Treasury Inflation Indexed Bonds, 0.750%, 07/15/28	3.1%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/26	3.0%
Fannie Mae, 2.625%, 09/06/24	2.7%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/26	2.6%
Italy Buoni Poliennali Del Tesoro, 1.300%, 05/15/28	2.4%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/45	2.2%

Portfolio holdings are subject to change daily.

Market Overview: The global markets in 2019 were influenced by growth concerns and geopolitical uncertainty. The year started with a broad risk-on tone but turned cautionary into the second quarter with a sustained rally in global rates. The flight-to-safety was triggered by rising recession fears, escalating U.S.-China tension, and tightening financial conditions. The trend continued through the third quarter of 2019 when the recession fears swelled to their peak after a slew of negative data surprises around the world. As the year progressed, sentiment turned upbeat when U.S.-China tensions eased, with the two sides striking an unexpected “Phase 1” trade deal in December. The Fed smoothed policy concerns by cutting interest rates three times throughout the year. The Fed also signaled the beginning of the “pause” phase by once again becoming data-dependent and emphasized that any future upward adjustment in rates would need to be warranted by a sharp reversal in data. The European Central Bank (“ECB”) saw a change in leadership, with former Managing Director of the International Monetary Fund Christine Lagarde taking the helm. The ECB restarted its quantitative easing program in November and lowered the deposit rate to –0.5%, reiterating its stance on keeping rates steady or lower unless inflation across the regions shows a meaningful pick-up. In the UK, Brexit made significant progress as Boris Johnson became prime minister in May. In December, Prime Minister Johnson’s Conservative Party notched a crucial landslide win in the UK general election, securing a majority victory that will allow him to proceed with his Brexit plan.

Current Strategy and Outlook: U.S.: We expect growth to remain supported even as the economy continues along into the late-cycle stages of economic expansion. Though we believe that growth has moderated and U.S. exceptionalism is no longer the case, we believe the U.S. consumer has shown signs of continued resilience. With household spending healthy, an unemployment rate at multi-decade lows, and financial conditions accommodative, a recession seems unlikely to occur in the near-term, in our view. Over the course of 2019, the Fed signaled its willingness to take action

4

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

in order to “sustain” the current economic expansion, which gave way to more dovish global central banks and helped form the basis of our latest theme around central bank accommodation. From here, we believe the bar for further easing is high, and would necessitate a material growth slowdown (which is unlikely in our view). Around inflation, U.S. core Consumer Price Index (“CPI”) is now running at 2.3% year-over-year — what we believe to be a healthy trend that is partly being supported by tariffs implemented this year. Looking ahead, with the cancellation of future tariffs announced in the “Phase One” deal, we expect only modest new tariff pass-through in coming months. We believe core CPI inflation could peak around 2.4% in early 2020, before gradually easing back to around 2.2% by year-end. With this backdrop in mind, as risk appetite is maintained and global geopolitical risks ease, we believe U.S. breakevens remain attractive. With that said, the U.S. presidential election remains on the horizon and as clarity on the candidates emerges, this may begin to put pressure on risk assets broadly, in our opinion. Though not our base case, we continue to monitor the election events closely going into the new year.

Europe (incl. UK) — Despite the change in leadership at the ECB, a continuation in easy monetary policy is largely expected, in our opinion. Like the Fed, the ECB has similarly resumed growth in its balance sheet, helping to return some liquidity to the market. Policymakers have also become increasingly vocal about the need for fiscal policy, as the efficacy of monetary policy pushes against its limits. Tepid inflation in the region could further support the need for supportive policy, which could in turn create broad-based support for reflationary pressures even as economic data in the region stabilizes. Recent comments on the future path of inflation suggest a central bank willing to wait to see inflation data “robustly converg[ing] to a level sufficiently close to, but below, 2% within its projection horizon”. With this context, we expect core Harmonized Index of Consumer Prices to remain around ˜1.30% into 2020, maintained in part by an accommodative ECB and the weakness found in the currency over the past year. With core European breakeven levels at their lows, we find valuations to be what we believe to be attractive and maintain our long expressions in the region. In the UK, the recent developments around the general elections and Brexit more broadly suggest a retracement in elevated political risks found in the area. With the probability of a “no-deal” Brexit diminished, any Brexit-related pass-through effects to inflation is likely to be tempered and fade over time. We thus favor short breakeven expressions in the UK.

In Japan — Monetary policy is expected to remain easy in Japan, with rates below equilibrium levels. Given the persistent inflation undershoots, the Bank of Japan (“BoJ”) is expected to deliver further monetary policy and/or enact fiscal stimulus. In spite of this environment, we remain cognizant of the BoJ’s limited policy space to lower rates further, however, and the side effects of negative rates — particularly on banks’ profitability and their ability to lend — could increasingly undermine their policy efforts. Around inflation, we continue to monitor the path of inflation in Japan closely. The highly anticipated upward inflationary pressures from the VAT hike in October produced more anemic results than expected (especially when compared to the impact seen in 2014), removing a key tailwind to our position. Despite this, we remain constructive in our positioning, with broad-based upticks in rental prices across the region providing support to the inflation regime in Japan. With this in mind, in conjunction with sustained accommodative policy from the BoJ, we thus continue to prefer overweight expressions in Japanese real rates and breakevens.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	7.53%	1.46%	2.18%
Class I	8.21%	2.07%	2.81%
Class S	8.01%	1.81%	2.56%
TIPS Index	8.43%	2.62%	3.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	VY® BRANDYWINEGLOBAL — BOND PORTFOLIO

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)
U.S. Treasury Obligations	48.9%
Corporate Bonds/Notes	32.8%
U.S. Government Agency Obligations	16.9%
Municipal Bonds	0.0%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

VY® BrandywineGLOBAL — Bond Portfolio* (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by David F. Hoffman, CFA, John P. McIntyre, CFA, Anujeet Sareen, CFA, and Stephen S. Smith, Portfolio Managers of Brandywine Global Investment Management, LLC (“Brandywine”). — the Sub-Adviser.

Performance: For the year-ended December 31, 2019, the Portfolio’s shares provided a total return of 10.12% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% for the same period.

Portfolio Specifics** — Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) — January 1, 2019 — July 26, 2019: From the period beginning January 1, 2019, through July 26, 2019, the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index by approximately 120 basis points (1.20%). Markets experienced a broad-based rally year-to-date in 2019, driven by a dovish tilt in global monetary policy, alongside renewed confidence in modest economic growth. At the June U.S. Federal Reserve Board (“Fed”) meeting, the median projected hiking path in the U.S. declined, with eight Federal Open Market Committee participants projecting rate cuts this year. Similarly, a dovish speech by outgoing European Central Bank President Mario Draghi signaled forthcoming easing in the euro zone. Spread sectors tightened alongside a rally in rates. The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index over the period, largely due to sector positioning, relative value country positioning and corporate credit selection. Within our sector strategy, gains were primarily driven by our overweight to corporate credit, both investment-grade and high-yield, paired with a long U.S. rate hedge. Within our country strategy, gains were primarily driven by the Portfolio’s long European interest rate positions versus a number of other developed markets, such as Sweden and Japan. The Portfolio also benefited from a long U.S. inflation versus short UK inflation position. Within our corporate selection strategy, an overweight to shorter-maturity corporates, as well as selection of individual industrial corporate bonds, were additive for returns. There were no material detractors from performance over the reporting period. The Portfolio employed a number of derivative instruments, including currency forwards, Treasury futures, interest rate swaps and credit default swaps, all of which contributed to returns.

Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)
United States Treasury Floating Rate Note, 1.746%, 07/31/21	27.7%
United States Treasury Floating Rate Note, 1.665%, 04/30/21	13.5%
Fannie Mae, 1.500%, 07/30/20	11.5%
Federal Home Loan Banks, 1.875%, 07/07/21	5.4%
Hewlett Packard Enterprise Co., 6.350%, 10/15/45	4.9%
Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/39	4.6%
United States Treasury Bond, 2.875%, 05/15/49	3.9%
United States Treasury Floating Rate Note, 1.826%, 10/31/21	3.8%
Micron Technology, Inc., 5.327%, 02/06/29	3.4%
Dell International LLC / EMC Corp., 5.300%, 10/01/29	3.3%

Portfolio holdings are subject to change daily.

Portfolio Specifics** — Brandywine — August 9, 2019 — December 31, 2019: From the period beginning August 9, 2019 through December 31, 2019, the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index by approximately 24 basis points (0.24%). In early August, we transitioned the Portfolio and actively increased our U.S. Treasury duration. The rationale for this increase was slowing economic data in the U.S., new rounds of tariffs by the Trump Administration, and a hawkish rate cut by the Fed in July. We were concerned that a deteriorating trade situation and overly hawkish Fed could cause rates to fall further and possibly push the U.S. economy closer to a recession. This increase in treasury duration contributed to performance in August as yields fell.

By mid-September the trade situation with China began to improve as both countries agreed to further trade talks and additional exemptions. Also, in mid-September the Fed cut rates for a second time in 2019 and provided dovish comments with a commitment to sustaining the current expansion. With both developments supportive of growth stabilization and with valuations looking expensive in our view, we elected to reduce our U.S. Treasury duration significantly, taking an underweight position versus the Bloomberg Barclays U.S. Aggregate Bond Index. We became more convinced that rates in the U.S. had likely bottomed for the time being. This underweight position contributed to relative returns in the latter part of the year.

As the remainder of the year progressed, we saw, in our view, an improving trade situation, large scale of stimulus in the U.S. and globally as well as what we believed to be diminished recession risks. During this time, we continued to further reduce our U.S. Treasury duration position and overall duration exposure in the Portfolio. In addition to our U.S. Treasury exposure, we maintained exposure throughout the period to a number of high-quality investment grade corporate positions that offered what we believed to be a compelling yield and attractive valuation. These positions contributed to performance during the period.

7

VY® BRANDYWINEGLOBAL — BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Current Strategy and Outlook: Our outlook for 2020 calls for growth stabilization and improvement both in the U.S. and globally. We believe the large scale of global stimulus combined with an improved trade backdrop should pave the way for a growth impulse later in the year along with possibly higher interest rates in the US. As such, we are biased to potentially reduce our U.S. Treasury duration further in 2020 along with select corporate credit positions. Corporate spreads have narrowed and valuations, in our view, look less attractive in some cases. In our opinion, potential risks for the year include: U.S. elections, geopolitical tensions in the Middle East and trade negotiations.

*	Effective August 9, 2019, Goldman Sachs was removed as the sub-adviser of the Portfolio and replaced with Brandywine. In conjunction with the sub-adviser change, David F. Hoffman, John P. McIntyre, Anujeet Sareen, and Stephen S. Smith were added as portfolio managers to the Portfolio and Michael Swell and Ashish Shad were removed as portfolio managers to the Portfolio. Effective August 9, 2019, the Portfolio’s name changed to “VY® BrandywineGLOBAL — Bond Portfolio.

**	Beginning July 26, 2019, through the close of business on August 23, 2019, the Portfolio was in a transition period and may have held a large portion of the Portfolio’s assets in temporary investments.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be ”forward-looking“ statements. Actual results may differ materially from those projected in the ”forward-looking“ statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

8

PORTFOLIO MANAGERS’ REPORT	VY® BRANDYWINEGLOBAL — BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	Since Inception February 20, 2015
VY® BrandywineGLOBAL — Bond Portfolio	10.12%	2.87%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BrandywineGLOBAL — Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to August 9, 2019, the Portfolio was managed by a different sub-adviser.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$1,018.30	1.16%	$5.90	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	1,021.70	0.56	2.85	1,000.00	1,022.38	0.56	2.85
Class S	1,000.00	1,020.60	0.81	4.13	1,000.00	1,021.12	0.81	4.13

VY® BrandywineGLOBAL — Bond Portfolio
	$1,000.00	$1,026.30	0.58%	$2.96	$1,000.00	$1,022.28	0.58%	$2.96

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Boards of Trustees
Voya Investors Trust and Voya Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio (formerly VY® Goldman Sachs Bond Portfolio) (the Funds), each a series of Voya Investors Trust and Voya Variable Insurance Trust, respectively, including the summary portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 21, 2020

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019

		VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
ASSETS:
Investments in securities at fair value*		$266,333,739	$180,212,402
Short-term investments at fair value**		1,677,355	2,050,563
Cash		574,997	—
Cash collateral for futures		5,375	—
Cash pledged for centrally cleared swaps (Note 2)		3,143,490	—
Cash pledged as collateral for OTC derivatives (Note 2)		160,000	—
Foreign currencies at value***		5,067,700	—
Receivables:
Investment securities sold		605,341	—
Fund shares sold		1,193,429	39,456
Dividends		5,140	3,733
Interest		1,231,719	1,192,566
Unrealized appreciation on forward foreign currency contracts		61,470	—
Unrealized appreciation on OTC swap agreements		1,366,271	—
Variation margin receivable on centrally cleared swaps		50,729	—
Prepaid expenses		1,885	1,328
Other assets		19,679	5,045
Total assets		281,498,319	183,505,093

LIABILITIES:
Payable for investment securities purchased		4,142	—
Payable for fund shares redeemed		147,242	274,761
Payable for foreign cash collateral for futures****		33,682	—
Unrealized depreciation on forward foreign currency contracts		318,897	—
Cash received as collateral for OTC derivatives (Note 2)		1,350,000	—
Payable for investment management fees		117,070	238,283
Payable for distribution and shareholder service fees		53,311	—
Payable to trustees under the deferred compensation plan (Note 6)		19,679	5,045
Payable for trustee fees		1,386	900
Other accrued expenses and liabilities		50,988	94,095
Written options, at fair valueˆ		1,444,151	—
Total liabilities		3,540,548	613,084
NET ASSETS		$277,957,771	$182,892,009

NET ASSETS WERE COMPRISED OF:
Paid-in capital		$348,848,416	$174,641,243
Total distributable earnings (loss)		(70,890,645)	8,250,766
NET ASSETS		$277,957,771	$182,892,009

*	Cost of investments in securities	$257,431,946	$179,710,919
**	Cost of short-term investments	$1,677,355	$2,049,245
***	Cost of foreign currencies	$5,009,476	$—
****	Cost of payable for foreign cash collateral for futures	$33,682	$—
ˆ	Premiums received on written options	$1,910,301	$—

See Accompanying Notes to Financial Statements

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
Class ADV
Net assets	$44,884,972	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	4,763,300	n/a
Net asset value and redemption price per share	$9.42	n/a

Class I
Net assets	$88,759,302	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	9,078,058	n/a
Net asset value and redemption price per share	$9.78	n/a

Class S
Net assets	$144,313,497	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	14,880,941	n/a
Net asset value and redemption price per share	$9.70	n/a

Portfolio(1)
Net assets	n/a	$182,892,009
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	17,396,207
Net asset value and redemption price per share	n/a	$10.51

(1) Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio

INVESTMENT INCOME:
Dividends	$47,282	$288,161
Interest, net of foreign taxes withheld*	6,689,138	5,216,824
Securities lending income, net	—	1,516
Total investment income	6,736,420	5,506,501

EXPENSES:
Investment management fees	1,485,779	899,399
Distribution and shareholder service fees:
Class ADV	268,408	—
Class S	378,086	—
Transfer agent fees	423	990
Shareholder reporting expense	14,600	11,690
Professional fees	56,830	76,290
Custody and accounting expense	82,017	87,110
Trustee fees	11,086	7,195
Miscellaneous expense	11,480	12,210
Interest expense	248	1,859
Total expenses	2,308,957	1,096,743
Waived and reimbursed fees	(110,863)	(46,992)
Net expenses	2,198,094	1,049,751
Net investment income	4,538,326	4,456,750

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,054,114	6,500,893
Forward foreign currency contracts	1,085,534	302,357
Foreign currency related transactions	201,323	348
Futures	(709,522)	2,916,088
Swaps	(1,652,067)	675,838
Written options	(3,731)	—
Net realized gain	2,975,651	10,395,524
Net change in unrealized appreciation (depreciation) on:
Investments	12,790,292	3,252,455
Forward foreign currency contracts	(259,851)	80,065
Foreign currency related transactions	57,810	9,146
Futures	(452,826)	(587,337)
Swaps	788,552	(102,887)
Written options	522,522	—
Sales commitments	—	63,263
Net change in unrealized appreciation (depreciation)	13,446,499	2,714,705
Net realized and unrealized gain	16,422,150	13,110,229
Increase in net assets resulting from operations	$20,960,476	$17,566,979

* Foreign taxes withheld	$263	$148

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® BrandywineGLOBAL — Bond Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$4,538,326	$7,281,137	$4,456,750	$5,521,745
Net realized gain (loss)	2,975,651	(2,607,768)	10,395,524	(7,273,128)
Net change in unrealized appreciation (depreciation)	13,446,499	(12,801,084)	2,714,705	(1,982,360)
Increase (decrease) in net assets resulting from operations	20,960,476	(8,127,715)	17,566,979	(3,733,743)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):			(3,417,729)	(4,674,679)
Class ADV	(858,621)	(773,589)	—	—
Class I	(1,810,500)	(4,466,157)	—	—
Class S	(3,314,035)	(3,312,376)	—	—
Total distributions	(5,983,156)	(8,552,122)	(3,417,729)	(4,674,679)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	68,026,433	58,568,404	43,513,332	48,161,227
Reinvestment of distributions	5,983,156	8,552,121	3,417,729	4,674,679
	74,009,589	67,120,525	46,931,061	52,835,906
Cost of shares redeemed	(49,588,217)	(246,003,242)	(72,346,903)	(65,220,660)
Net increase (decrease) in net assets resulting from capital share transactions	24,421,372	(178,882,717)	(25,415,842)	(12,384,754)
Net increase (decrease) in net assets	39,398,692	(195,562,554)	(11,266,592)	(20,793,176)

NET ASSETS:
Beginning of year or period	238,559,079	434,121,633	194,158,601	214,951,777
End of year or period	$277,957,771	$238,559,079	$182,892,009	$194,158,601

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital		Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-19	8.93	0.11		0.56	0.67	0.18	—	—		0.18	—	9.42	7.53	1.20	1.16	1.16	1.23	44,885	72
12-31-18	9.30	0.14		(0.36)	(0.22)	0.15	—	—		0.15	—	8.93	(2.39)	1.18	1.14	1.14	1.47	44,035	63
12-31-17	9.17	0.09		0.11	0.20	0.07	—	—		0.07	—	9.30	2.16	1.17	1.13	1.13	0.94	49,769	101
12-31-16	8.88	0.05		0.24	0.29	—	—	—		—	—	9.17	3.27	1.21	1.12	1.12	0.53	52,110	73
12-31-15	9.24	(0.05)		(0.22)	(0.27)	0.09	—	0.00	*	0.09	—	8.88	(2.89)	1.30	1.11	1.11	(0.52)	54,750	470
Class I
12-31-19	9.26	0.18		0.57	0.75	0.23	—	—		0.23	—	9.78	8.21	0.60	0.56	0.56	1.98	88,759	72
12-31-18	9.66	0.20	•	(0.37)	(0.17)	0.23	—	—		0.23	—	9.26	(1.75)	0.58	0.54	0.54	2.14	40,731	63
12-31-17	9.55	0.15		0.11	0.26	0.15	—	—		0.15	—	9.66	2.72	0.57	0.53	0.53	1.55	223,463	101
12-31-16	9.19	0.11		0.25	0.36	—	—	—		—	—	9.55	3.92	0.56	0.52	0.52	1.15	311,949	73
12-31-15	9.54	0.01	•	(0.23)	(0.22)	0.08	—	0.05		0.13	—	9.19	(2.35)	0.55	0.51	0.51	0.16	311,110	470
Class S
12-31-19	9.18	0.15		0.58	0.73	0.21	—	—		0.21	—	9.70	8.01	0.85	0.81	0.81	1.57	144,313	72
12-31-18	9.57	0.17		(0.36)	(0.19)	0.20	—	—		0.20	—	9.18	(2.04)	0.83	0.79	0.79	1.83	153,793	63
12-31-17	9.45	0.13		0.10	0.23	0.11	—	—		0.11	—	9.57	2.48	0.82	0.78	0.78	1.29	160,890	101
12-31-16	9.12	0.09		0.24	0.33	—	—	—		—	—	9.45	3.62	0.81	0.77	0.77	0.89	190,284	73
12-31-15	9.48	(0.02)		(0.22)	(0.24)	0.09	—	0.03		0.12	—	9.12	(2.61)	0.80	0.76	0.76	(0.19)	202,274	470
VY® BrandywineGLOBAL- Bond Portfolio
12-31-19	9.73	0.25	•	0.73	0.98	0.20	—	—		0.20	—	10.51	10.12	0.61	0.58	0.58	2.48	182,892	449
12-31-18	10.12	0.26	•	(0.43)	(0.17)	0.22	—	—		0.22	—	9.73	(1.65)	0.71	0.58	0.58	2.61	194,159	457
12-31-17	10.06	0.22	•	0.07	0.29	0.23	—	—		0.23	—	10.12	2.93	0.69	0.58	0.58	2.16	214,952	345
12-31-16	10.02	0.20	•	0.08	0.28	0.24	—	—		0.24	—	10.06	2.70	0.66	0.58	0.58	2.00	226,846	490
02-20-15(5)– 12-31-15	10.00	0.15	•	(0.13)	0.02	—	—	—		—	—	10.02	0.20	0.61	0.58	0.58	1.77	187,767	507

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-two active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® BrandywineGLOBAL — Bond Portfolio (“Bond Portfolio”), a diversified series of Voya Variable Insurance Trust. Prior to August 9, 2019, Bond Portfolio was known as VY® Goldman Sachs Bond Portfolio.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Bond Portfolio are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Bond Portfolio does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class, if applicable, of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Boards of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

“Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Bond Portfolio are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign

(non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2019, the maximum amount of loss that BlackRock Inflation Protected Bond would incur if the counterparties to their derivative transactions failed to perform would be $2,622,163 which represents the gross payments to be received by the Portfolio on OTC purchased options, forward foreign currency contracts, and OTC inflation-linked swaps were they to be unwound as of December 31, 2019. At December 31, 2019, BlackRock Inflation Protected Bond had received $1,350,000 in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2019, BlackRock Inflation Protected Bond had a liability position of $1,670,679 on forward foreign currency contracts and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2019, the Portfolios could have been required to pay this amount in cash to its counterparties. At December 31, 2019, BlackRock Inflation Protected Bond had pledged $160,000 in cash collateral for their open OTC derivative transactions.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the Portfolio of Investments.

For the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open forward foreign currency contracts at December 31, 2019. There were no open forward foreign currency contracts for Bond Portfolio at December 31, 2019.

	Purchased	Sold
BlackRock Inflation Protected Bond	61,032,104	$31,684,256
Bond Portfolio	117,300,788	40,297,585

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table within the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

At December 31, 2019, BlackRock Inflation Protected Bond had pledged U.S. Treasury Inflation Indexed Protected Securities with an original par value of $484,000 with the broker as collateral for open futures contracts. The securities have been footnoted as pledged within the Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had purchased and sold futures contracts on various bonds and notes as part of their duration strategy.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open futures contracts at December 31, 2019.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

There were no open futures contracts for Bond Portfolio at December 31, 2019.

	Purchased	Sold
BlackRock Inflation Protected Bond	$75,267,578	$39,706,211
Bond Portfolio	74,691,587	78,533,544

J.  Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond had average notional values of $47,027,459 and $37,174,121 on purchased and written exchange-traded futures contracts, respectively, to manage its duration strategy and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written options on exchange-traded futures contracts at December 31, 2019.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond had average notional values of $107,030,872 and $308,244,992 on purchased and written interest rate swap options (“swaptions”), respectively, to manage its duration strategy and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at December 31, 2019.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond had average notional valued of $2,126,388 and $2,841,285 on purchased and written foreign currency options, respectively, to manage its foreign exchange exposure and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at December 31, 2019.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond had purchased and written inflation rate caps and floors to gain exposure to interest rates and generate income as disclosed below. Please refer to the tables within the Portfolio of Investments for open purchased and written inflation rate caps and floors at December 31, 2019.

	Purchased	Written
Inflation rate Caps	$17,213,000	$13,289,000
Inflation rate Floors	7,743,333	15,480,000

K.  Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

A Portfolio may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed within the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2019, for which a Portfolio is seller of protection, are disclosed within the Portfolio of Investments for Bond Portfolio. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2019, Bond Portfolio had bought and sold credit protection on credit default swap indices (“CDX”) and single name issuers (Corporate or Sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Bond Portfolio used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit and commercial mortgage-backed securities market. In addition, Bond Portfolio bought and sold credit protection on single name issuers to reduce or gain its risk exposure to defaults of corporate and/or sovereign issuers.

For the year ended December 31, 2019, Bond Portfolio had an average notional amount of $10,947,598 on credit default swaps to buy protection and an average notional amount of $7,834,176 on credit default swaps to sell protection. There were no open credit default swaps to buy and sell protection at December 31, 2019.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps for BlackRock Inflation Protected Bond and Bond Portfolio were $101,426,663 and $101,957,559, respectively.

For the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for BlackRock Inflation Protected Bond and Bond Portfolio were $114,096,482 and $102,365,866, respectively.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open interest rate swaps at December 31, 2019. There were no open interest rate swaps for Bond Portfolio at December 31, 2019.

At December 31, 2019, BlackRock Inflation Protected Bond had pledged $3,143,490 in cash collateral for open centrally cleared swaps.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2019, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). Average notional amounts on long inflation-linked swaps for BlackRock Inflation Protected Bond were $35,526,413.

For the year ended December 31, 2019, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receives a floating rate linked to an inflation index (“Short inflation-linked swap”). Average notional amount on short inflation linked-bonds was $153,958,896.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of their inflation strategy. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open inflation-linked swaps at December 31, 2019.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N.  Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. There were no open sales commitments held by Bond Portfolio at December 31, 2019.

O.  Structured Products. Bond Portfolio invests in structured products whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. There were no open structured products held by Bond Portfolio at December 31, 2019.

P.  When-Issued and Delayed-Delivery Transactions. Bond Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio is required to hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

To mitigate counterparty risk, a Portfolio may enter into Master Securities Forward Transaction Agreements (“MSFTA”) with its respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

December 31, 2019, there was no cash collateral pledged or received by the Portfolio for open when-issued or delayed-delivery transactions.

Q.  Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$91,173,079	$73,746,666
Bond Portfolio	89,955,856	156,043,505

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$114,114,068	$119,799,464
Bond Portfolio	696,278,128	684,534,183

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% thereafter
Bond Portfolio	0.50% on the first $750 million; and 0.48% thereafter
(1)	The Investment Adviser has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Bond Portfolio(1)	Brandywine Global Investment Management, LLC
(1)	Effective August 9, 2019, Goldman Sachs Asset Management, L.P. was removed as sub-adviser and Brandywine Global Investment Management, LLC was added as sub-adviser to Bond Portfolio.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2019, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	17.57%
Voya Solution 2025 Portfolio	Bond Portfolio	26.76
Voya Solution Income Portfolio	Bond Portfolio	18.74

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of a Portfolio, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Bond Portfolio	0.58%

With the exception of the non-recoupable management fee waiver for BlackRock Inflation Protected Bond, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
Portfolio	2020	2021	2022	Total
Bond Portfolio	$237,612	$271,640	$46,992	$556,244

The Expense Limitation Agreements are contractual through May 1, 2020 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2019:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Inflation Protected Bond	3	$869,000	3.21%
Bond Portfolio	3	6,672,333	3.39

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2019	318,553	—	93,232	(580,639)	(168,854)	2,939,064	—	858,621	(5,353,509)	(1,555,824)
12/31/2018	399,640	—	84,970	(905,095)	(420,485)	3,658,118	—	773,589	(8,190,985)	(3,759,278)
Class I
12/31/2019	6,137,405	—	188,348	(1,647,916)	4,677,837	57,920,215	—	1,810,500	(15,943,201)	43,787,514
12/31/2018	3,938,283	—	472,040	(23,139,542)	(18,729,219)	37,370,077	—	4,466,156	(216,557,877)	(174,721,644)
Class S
12/31/2019	761,622	—	349,295	(2,978,878)	(1,867,961)	7,167,154	—	3,314,035	(28,291,507)	(17,810,318)
12/31/2018	1,863,249	—	354,034	(2,274,717)	(57,434)	17,540,209	—	3,312,376	(21,254,380)	(401,795)
Bond Portfolio
12/31/2019	4,249,162	—	335,400	(7,133,760)	(2,549,198)	43,513,332	—	3,417,729	(72,346,903)	(25,415,842)
12/31/2018	4,887,669	—	479,946	(6,668,313)	(1,300,698)	48,161,227	—	4,674,679	(65,220,660)	(12,384,754)

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

At December 31, 2019, the Portfolios did not have any outstanding securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
	Ordinary Income	Ordinary Income
BlackRock Inflation Protected Bond	$5,983,156	$8,552,122
Bond Portfolio	3,417,729	4,674,679

The tax-basis components of distributable earnings as of December 31, 2019 were:

	Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	(Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$134,792	$9,043,513	$(10,120,169)	Short-term	None
			(69,934,908)	Long-term	None
			$(80,055,077)
Bond Portfolio	7,773,325	480,552	$—	—	—

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after

December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.

NOTE 13 — AUDITOR CHANGE (UNAUDITED)

On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trusts, on behalf of the Portfolios upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 13 — AUDITOR CHANGE (UNAUDITED) (continued)

During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 14 — SUBSEQUENT EVENTS

Dividends. Subsequent to December 31, 2019, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
BlackRock Inflation Protected Bond
Class ADV	$0.0077	February 3, 2020	January 30, 2020
Class I	$0.0123	February 3, 2020	January 30, 2020
Class S	$0.0103	February 3, 2020	January 30, 2020

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

31

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 25.7%
		Basic Materials: 0.1%

200,000		Other Securities	$226,977	0.1

		Communications: 1.3%
1,000,000		Alibaba Group Holding Ltd., 3.125%, 11/28/2021	1,020,054	0.4
2,600,000		NBCUniversal Media LLC, 4.375%, 04/01/2021	2,681,633	0.9
			3,701,687	1.3

		Consumer, Cyclical: 0.3%
200,000	(1)	BMW US Capital LLC, 3.450%, 04/12/2023	207,515	0.1
700,000	(1)	Daimler Finance North America LLC, 3.100%, 05/04/2020	702,350	0.2
			909,865	0.3

		Consumer, Non-cyclical: 0.4%
1,000,000		UnitedHealth Group, Inc., 2.875%, 12/15/2021	1,020,001	0.4

		Energy: 1.3%
1,550,000		BP Capital Markets PLC, 3.561%, 11/01/2021	1,598,355	0.6
995,000	(1)	Schlumberger Finance Canada Ltd., 2.200%, 11/20/2020	996,646	0.3
1,000,000	(1)	Schlumberger Finance Canada Ltd., 2.650%, 11/20/2022	1,016,859	0.4
			3,611,860	1.3

		Financial: 19.4%
1,885,000	(1)	AIA Group Ltd., 2.428%, (US0003M + 0.520%), 09/20/2021	1,886,616	0.7
1,750,000		American Express Co., 3.700%, 11/05/2021	1,803,359	0.6
585,000	(1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/2020	585,894	0.2
2,000,000	(2)	Bank of America Corp., 2.738%, 01/23/2022	2,015,242	0.7
2,000,000	(2)	Bank of America Corp., 2.816%, 07/21/2023	2,033,101	0.7
1,250,000	(2)	Bank of New York Mellon Corp./The, 2.661%, 05/16/2023	1,269,246	0.5
1,500,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	1,523,811	0.5
760,000	(1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	760,954	0.3
1,500,000		Truist Financial Corp., 2.150%, 02/01/2021	1,504,322	0.5
1,665,000		BNP Paribas SA, 5.000%, 01/15/2021	1,717,908	0.6
1,335,000		Cooperatieve Rabobank UA/NY, 3.125%, 04/26/2021	1,356,059	0.5
2,465,000		Credit Suisse AG/New York NY, 2.100%–3.000%, 10/29/2021–11/12/2021	2,491,884	0.9

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,000,000	(1)	DNB Bank ASA, 2.375%, 06/02/2021	$1,006,694	0.4
1,880,000		Fifth Third Bank/Cincinnati OH, 2.875%–3.350%, 07/26/2021–10/01/2021	1,917,843	0.7
1,100,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	1,109,636	0.4
2,610,000		HSBC Holdings PLC, 2.950%, 05/25/2021	2,643,215	1.0
1,000,000	(2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	1,000,532	0.4
2,500,000		JPMorgan Chase & Co., 2.400%–4.500%, 06/07/2021–09/23/2022	2,587,736	0.9
800,000		KeyBank NA/Cleveland OH, 3.350%, 06/15/2021	817,345	0.3
1,250,000		Lloyds Bank PLC, 3.300%, 05/07/2021	1,270,377	0.5
1,000,000	(1)	Metropolitan Life Global Funding I, 3.375%, 01/11/2022	1,028,043	0.4
2,000,000		Mitsubishi UFJ Financial Group, Inc., 3.218%, 03/07/2022	2,048,972	0.7
1,015,000		Mitsubishi UFJ Financial Group, Inc., 2.190%–3.535%, 07/26/2021–09/13/2021	1,022,397	0.4
4,000,000		Morgan Stanley, 2.500%, 04/21/2021	4,031,258	1.5
1,500,000		National Australia Bank Ltd./New York, 2.500%, 01/12/2021	1,509,622	0.5
1,130,000		Santander UK PLC, 2.125%, 11/03/2020	1,131,444	0.4
1,520,000	(1)	Skandinaviska Enskilda Banken AB, 2.200%, 12/12/2022	1,524,005	0.5
1,800,000		Sumitomo Mitsui Financial Group, Inc., 2.846%–2.934%, 03/09/2021–01/11/2022	1,824,126	0.7
1,485,000		Svenska Handelsbanken AB, 2.450%–3.350%, 03/30/2021–05/24/2021	1,498,322	0.5
295,000	(1)	UBS AG/London, 2.200%, 06/08/2020	295,398	0.1
2,100,000		Wells Fargo & Co., 3.500%, 03/08/2022	2,169,117	0.8
1,740,000		Wells Fargo Bank NA, 2.600%, 01/15/2021	1,752,571	0.6
700,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	720,582	0.3
1,995,000		Other Securities	2,026,469	0.7
			53,884,100	19.4

		Industrial: 0.9%
1,000,000		Boeing Co/The, 2.700%, 05/01/2022	1,015,547	0.4
1,500,000		Caterpillar Financial Services Corp., 1.900%, 09/06/2022	1,502,840	0.5
			2,518,387	0.9

See Accompanying Notes to Financial Statements

32

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: 1.7%
1,000,000		International Business Machines Corp., 1.875%, 08/01/2022	$999,465	0.4
2,275,000		International Business Machines Corp., 2.850%, 05/13/2022	2,324,920	0.8
1,000,000		Oracle Corp., 2.500%, 05/15/2022	1,012,996	0.3
460,000		Other Securities	465,569	0.2
			4,802,950	1.7

		Utilities: 0.3%
785,000		Wisconsin Public Service Corp., 3.350%, 11/21/2021	806,757	0.3
		Total Corporate Bonds/Notes
		(Cost $70,637,579)	71,482,584	25.7

U.S. TREASURY OBLIGATIONS: 50.3%
		Treasury Inflation Indexed Protected Securities: 50.3%
7,048,250		0.125%,07/15/2026	7,072,205	2.6
5,789,933		0.250%,07/15/2029	5,848,237	2.1
11,435,147		0.375%,01/15/2027	11,611,673	4.2
10,709,665		0.375%,07/15/2027	10,927,254	3.9
8,573,109	(3)	0.500%,01/15/2028	8,797,250	3.2
3,314,275		0.625%,01/15/2024	3,384,925	1.2
8,025,942		0.625%,01/15/2026	8,273,713	3.0
4,925,052		0.625%,02/15/2043	4,984,740	1.8
8,227,391		0.750%,07/15/2028	8,658,083	3.1
4,629,287		0.750%,02/15/2042	4,811,726	1.7
5,983,354	(3)	0.750%,02/15/2045	6,210,393	2.2
12,828,317		0.875%,01/15/2029	13,626,843	4.9
1,743,057		0.875%,02/15/2047	1,869,538	0.7
4,653,939		1.000%,02/15/2046	5,122,442	1.8
4,163,924		1.000%,02/15/2048	4,611,749	1.7
3,185,679		1.000%,02/15/2049	3,543,308	1.3
3,008,972		1.375%,02/15/2044	3,551,186	1.3
2,756,530		1.750%,01/15/2028	3,097,495	1.1
3,850,902		2.000%,01/15/2026	4,281,370	1.5
1,870,868		2.125%,02/15/2040	2,446,834	0.9
2,767,455		2.125%,02/15/2041	3,647,514	1.3
4,405,132		2.375%,01/15/2027	5,085,839	1.8
2,121,575		2.500%,01/15/2029	2,557,627	0.9
1,841,297		3.375%,04/15/2032	2,528,918	0.9
2,768,958		0.250%–3.875%, 04/15/2023–04/15/2029	3,320,157	1.2
		Total U.S. Treasury Obligations
		(Cost $133,896,640)	139,871,019	50.3

U.S. GOVERNMENT AGENCY OBLIGATIONS(4): 8.8%
		Federal Home Loan Bank: 2.6%
5,255,000		2.875%, 09/13/2024	5,527,594	2.0
1,515,000		3.250%, 11/16/2028	1,655,816	0.6
			7,183,410	2.6

		Federal Home Loan Mortgage Corporation: 1.0%
2,805,000		2.375%, 01/13/2022	2,847,664	1.0

Principal Amount†				Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS(4): (continued)
			Federal National Mortgage Association: 4.4%(4)
4,830,000			1.875%, 09/24/2026	$4,818,982	1.7
7,120,000			2.625%, 09/06/2024	7,408,881	2.7
				12,227,863	4.4

			Other U.S. Agency Obligations: 0.8%
2,190,000			2.875%, 12/21/2023	2,292,582	0.8
			Total U.S. Government Agency Obligations
			(Cost $23,578,052)	24,551,519	8.8

SOVEREIGN BONDS: 7.2%
2,500,000			Israel Government AID Bond, 5.500%, 04/26/2024	2,879,968	1.0
EUR	5,505,719	(1)	Italy Buoni Poliennali Del Tesoro, 1.300%, 05/15/2028	6,629,219	2.4

JPY	351,821,040		Japanese Government CPI Linked Bond, 0.100%, 03/10/2028	3,331,866	1.2
JPY	569,970,800		Japanese Government CPI Linked Bond, 0.100%, 03/10/2029	5,397,818	1.9
NZD	2,055,000		New Zealand Government Inflation Linked Bond, 2.500%, 09/20/2035	1,846,836	0.7
EUR	605,900		Other Securities	2,558	0.0
			Total Sovereign Bonds
			(Cost $19,255,460)	20,088,265	7.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.9%
1,000,000			BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	1,104,556	0.4
375,000			Freddie Mac Multifamily Structured Pass Through Certificates K071 A2, 3.286%, 11/25/2027	399,135	0.2
700,000		(1)	GS Mortgage Securities Corp. Trust 2016-RENT A, 3.203%, 02/10/2029	704,037	0.2
1,000,000			GS Mortgage Securities Trust 2017-GS7 A4, 3.430%, 08/10/2050	1,059,804	0.4
1,916,000			Other Securities	2,006,371	0.7
			Total Commercial Mortgage-Backed Securities
			(Cost $5,037,494)	5,273,903	1.9

ASSET-BACKED SECURITIES: 1.4%
			Auto Floor Plan Asset-Backed Securities: 0.6%
850,000			Ford Credit Floorplan Master Owner Trust 2017-1 A1, 2.070%, 05/15/2022	850,189	0.3
750,000			Ford Credit Floorplan Master Owner Trust A 2018-1 A1, 2.950%, 05/15/2023	757,948	0.3
				1,608,137	0.6

See Accompanying Notes to Financial Statements

33

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Credit Card Asset-Backed Securities: 0.2%
625,000		Other Securities	$623,750	0.2

		Student Loan Asset-Backed Securities: 0.6%
260,000	(1)	Navient Student Loan Trust 2019-BA A2A, 3.390%, 12/15/2059	267,152	0.1
421,836	(1)	SoFi Professional Loan Program 2015-B A1 LLC, 2.842%, (US0001M + 1.050%), 04/25/2035	423,808	0.2
800,000	(1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	819,137	0.3
			1,510,097	0.6
		Total Asset-Backed Securities
		(Cost $3,704,450)	3,741,984	1.4

			Value	Percentage of Net Assets

PURCHASED OPTIONS(5): 0.5%
		Total Purchased Options
		(Cost $1,322,271)	1,324,465	0.5
		Total Long-Term Investments
		(Cost $257,431,946)	266,333,739	95.8

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
1,677,355	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $1,677,355)	1,677,355	0.6
		Total Short-Term Investments
		(Cost $1,677,355)	1,677,355	0.6
		Total Investments in Securities (Cost $259,109,301)	$268,011,094	96.4
		Assets in Excess of Other Liabilities	9,946,677	3.6
		Net Assets	$277,957,771	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2019.
(3)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(6)	Rate shown is the 7-day yield as of December 31, 2019.

Currency Abbreviations:

EUR	EU Euro
JPY	Japanese Yen
NZD	New Zealand Dollar

Reference Rate Abbreviations:

US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

34

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Purchased Options	$130,043	$1,194,422	$—	$1,324,465
Corporate Bonds/Notes	—	71,482,584	—	71,482,584
Commercial Mortgage-Backed Securities	—	5,273,903	—	5,273,903
Asset-Backed Securities	—	3,741,984	—	3,741,984
U.S. Government Agency Obligations	—	24,551,519	—	24,551,519
Sovereign Bonds	—	20,088,265	—	20,088,265
U.S. Treasury Obligations	—	139,871,019	—	139,871,019
Short-Term Investments	1,677,355	—	—	1,677,355
Total Investments, at fair value	$1,807,398	$266,203,696	$—	$268,011,094
Other Financial Instruments+
Centrally Cleared Swaps	—	1,414,166	—	1,414,166
Forward Foreign Currency Contracts	—	61,470	—	61,470
Futures	223,642	—	—	223,642
OTC Swaps	—	1,366,271	—	1,366,271
Total Assets	$2,031,040	$269,045,603	$—	$271,076,643
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,373,007)	$—	$(2,373,007)
Forward Foreign Currency Contracts	—	(318,897)	—	(318,897)
Futures	(384,644)	—	—	(384,644)
Written Options	(92,369)	(1,351,782)	—	(1,444,151)
Total Liabilities	$(477,013)	$(4,043,686)	$—	$(4,520,699)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2019, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,044	GBP	30,000	Bank of America N.A.	02/05/20	$267
USD	415,000	CAD	546,440	Bank of America N.A.	03/18/20	(5,920)
USD	8,217,435	JPY	895,898,000	Barclays Bank PLC	02/05/20	(43,315)
USD	464,230	GBP	358,245	Citibank N.A.	02/05/20	(10,763)
GBP	285,642	USD	370,357	Deutsche Bank AG	02/05/20	8,372
USD	422,098	EUR	381,074	Deutsche Bank AG	02/05/20	(6,254)
USD	88,982	JPY	9,654,572	JPMorgan Chase Bank N.A.	02/05/20	(39)
USD	167,161	EUR	148,612	JPMorgan Chase Bank N.A.	02/05/20	112
USD	2,786,485	JPY	302,315,000	Morgan Stanley & Co. International PLC	01/06/20	3,674
CAD	372,393	AUD	410,000	Morgan Stanley & Co. International PLC	03/18/20	(1,403)
CAD	3,883,424	USD	2,950,000	Morgan Stanley & Co. International PLC	03/18/20	41,380
EUR	260,000	USD	291,572	Morgan Stanley & Co. International PLC	03/18/20	1,448
EUR	379,122	USD	420,134	NatWest Markets PLC	02/05/20	6,024
USD	7,911,562	EUR	7,157,000	NatWest Markets PLC	02/05/20	(133,366)
GBP	33,997	USD	44,884	The Bank of Montreal	02/05/20	193
USD	54,838	CAD	73,000	UBS AG	02/05/20	(1,388)
USD	2,550,087	NZD	3,959,000	Westpac Banking Corp.	02/05/20	(116,449)
						$(257,427)

See Accompanying Notes to Financial Statements

35

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Canada 10-Year Bond	68	03/20/20	$7,199,292	$(120,771)
Euro-Schatz	106	03/06/20	13,305,586	(9,019)
U.S. Treasury 10-Year Note	30	03/20/20	3,852,656	(1,137)
U.S. Treasury 2-Year Note	126	03/31/20	27,153,000	(726)
U.S. Treasury 5-Year Note	412	03/31/20	48,867,063	(214,090)
U.S. Treasury Ultra Long Bond	8	03/20/20	1,453,250	(20,699)
			$101,830,847	$(366,442)

Short Contracts:
Euro-Bund	(27)	03/06/20	(5,163,466)	58,530
Japan 10-Year Bond (TSE)	(3)	03/13/20	(4,201,739)	(5,593)
Long-Term Euro-BTP	(41)	03/06/20	(6,551,722)	(12,609)
U.S. Treasury Ultra 10-Year Note	(126)	03/20/20	(17,728,594)	165,112
			$(33,645,521)	$205,440

At December 31, 2019, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month CAD-CDOR	Semi-Annual	1.926%	Semi-Annual	10/18/21	CAD	9,350,000	$(9,850)	$(9,972)
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.436)	Annual	10/06/23	EUR	310,000	(2,287)	(2,267)
Pay	3-month NZD-BBR-FRA	Quarterly	1.273	Semi-Annual	08/15/29	NZD	1,885,000	(55,966)	(54,177)
Pay	3-month USD-LIBOR	Quarterly	3.289	Semi-Annual	10/08/20	USD	2,590,000	29,527	29,487
Pay	3-month USD-LIBOR	Quarterly	1.528	Semi-Annual	11/22/20	USD	2,760,000	(5,997)	(6,040)
Pay	3-month USD-LIBOR	Quarterly	2.526	Semi-Annual	02/07/22	USD	20,030,000	335,774	351,156
Pay	3-month USD-LIBOR	Quarterly	2.033	Semi-Annual	03/30/22	USD	660,000	5,002	4,991
Pay	3-month USD-LIBOR	Quarterly	2.250	Semi-Annual	04/27/22	USD	5,370,000	64,074	63,985
Pay	3-month USD-LIBOR	Quarterly	1.713	Semi-Annual	07/13/22	USD	9,250,000	7,172	7,027
Pay	3-month USD-LIBOR	Quarterly	3.208	Semi-Annual	10/29/24	USD	1,030,000	71,287	71,287
Pay	3-month USD-LIBOR	Quarterly	3.090	Semi-Annual	11/29/24	USD	4,210,000	272,302	272,226
Pay	3-month USD-LIBOR	Quarterly	1.846	Semi-Annual	08/15/29	USD	970,000	(3,026)	(3,046)
Pay	3-month USD-LIBOR	Quarterly	1.857	Semi-Annual	08/15/29	USD	970,000	(2,138)	(2,158)
Pay	3-month USD-LIBOR	Quarterly	2.447	Semi-Annual	05/18/31	USD	210,000	9,047	9,043
Pay	3-month USD-LIBOR	Quarterly	2.102	Semi-Annual	06/22/31	USD	100,000	1,139	1,137
Pay	3-month USD-LIBOR	Quarterly	1.929	Semi-Annual	12/01/56	USD	25,000	(1,222)	(1,223)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.450)	Annual	12/16/21	EUR	1,200,000	4,054	3,997
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.290)	Annual	07/26/23	EUR	1,640,000	5,759	5,603
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.300)	Annual	07/27/23	EUR	3,100,000	11,561	11,262
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.167)	Annual	12/13/23	EUR	1,170,000	2,162	2,129
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.110)	Annual	12/27/23	EUR	300,000	207	201
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.056)	Annual	01/03/24	EUR	615,000	(291)	(304)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.050)	Annual	01/03/24	EUR	615,000	(382)	(395)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.173)	Annual	11/11/24	EUR	260,000	744	744
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.175)	Annual	03/18/25	EUR	60,000	301	298
Receive	6-month JPY-LIBOR	Semi-Annual	0.336	Semi-Annual	02/08/34	JPY	860,000	(116)	(121)
Receive	6-month JPY-LIBOR	Semi-Annual	0.295	Semi-Annual	06/17/39	JPY	5,440,000	457	394
Receive	6-month JPY-LIBOR	Semi-Annual	0.167	Semi-Annual	08/08/39	JPY	3,930,000	1,250	1,222
Receive	6-month JPY-LIBOR	Semi-Annual	0.715	Semi-Annual	03/21/44	JPY	3,980,000	(1,648)	(1,705)
Receive	6-month JPY-LIBOR	Semi-Annual	0.201	Semi-Annual	08/28/44	JPY	1,960,000	1,044	1,036
Receive	3-month NZD-BBR-FRA	Quarterly	2.545	Semi-Annual	03/20/29	NZD	2,100,000	(99,092)	(98,156)
Receive	3-month NZD-BBR-FRA	Quarterly	2.576	Semi-Annual	03/20/29	NZD	472,700	(23,161)	(22,977)
Receive	3-month NZD-BBR-FRA	Quarterly	2.588	Semi-Annual	03/20/29	NZD	252,300	(12,539)	(12,445)
Receive	3-month NZD-BBR-FRA	Quarterly	2.800	Semi-Annual	03/20/29	NZD	1,401,160	(86,981)	(85,978)
Receive	3-month USD-LIBOR	Quarterly	1.560	Semi-Annual	03/27/21	USD	5,280,000	6,592	6,509
Receive	3-month USD-LIBOR	Quarterly	1.560	Semi-Annual	03/30/21	USD	1,340,000	1,638	1,617
Receive	3-month USD-LIBOR	Quarterly	1.770	Semi-Annual	06/15/21	USD	5,780,000	(6,823)	(6,823)
Receive	3-month USD-LIBOR	Quarterly	2.561	Semi-Annual	08/02/21	USD	4,240,000	(56,784)	(56,855)
Receive	3-month USD-LIBOR	Quarterly	2.000	Semi-Annual	09/25/21	USD	1,000,000	(5,190)	(5,207)

See Accompanying Notes to Financial Statements

36

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	1.670%	Semi-Annual	09/30/21	USD	1,450,000	$711	$686
Receive	3-month USD-LIBOR	Quarterly	1.624	Semi-Annual	10/22/21	USD	7,105,000	8,534	8,412
Receive	3-month USD-LIBOR	Quarterly	3.295	Semi-Annual	11/12/21	USD	2,540,000	(74,695)	(74,738)
Receive	1-day Overnight Fed Funds Effective Rate	Annual	1.305	Annual	12/15/21	USD	15,330,000	29,733	30,407
Receive	1-day Overnight Fed Funds Effective Rate	Annual	1.411	Annual	12/15/21	USD	6,780,000	977	864
Receive	3-month USD-LIBOR	Quarterly	1.870	Semi-Annual	06/03/22	USD	5,710,000	(13,743)	(13,833)
Receive	3-month USD-LIBOR	Quarterly	1.741	Semi-Annual	07/14/22	USD	4,410,000	(9,008)	(9,082)
Receive	3-month USD-LIBOR	Quarterly	1.455	Semi-Annual	12/01/22	USD	1,180,000	4,119	4,099
Receive	3-month USD-LIBOR	Quarterly	1.619	Semi-Annual	12/21/22	USD	900,000	305	290
Receive	3-month USD-LIBOR	Quarterly	1.653	Semi-Annual	12/22/22	USD	675,000	(208)	(220)
Receive	3-month USD-LIBOR	Quarterly	1.658	Semi-Annual	12/22/22	USD	675,000	(274)	(285)
Receive	3-month USD-LIBOR	Quarterly	2.521	Semi-Annual	02/09/23	USD	10,050,000	(171,012)	(171,539)
Receive	3-month USD-LIBOR	Quarterly	2.430	Semi-Annual	03/15/23	USD	3,200,000	(48,552)	(48,529)
Receive	3-month USD-LIBOR	Quarterly	1.771	Semi-Annual	07/12/23	USD	9,400,000	(5,923)	(6,071)
Receive	3-month USD-LIBOR	Quarterly	1.546	Semi-Annual	10/26/23	USD	750,000	2,090	2,078
Receive	3-month USD-LIBOR	Quarterly	1.587	Semi-Annual	11/01/23	USD	730,000	1,479	1,467
Receive	3-month USD-LIBOR	Quarterly	1.605	Semi-Annual	11/01/23	USD	720,000	1,218	1,206
Receive	3-month USD-LIBOR	Quarterly	2.572	Semi-Annual	02/07/25	USD	2,610,000	(106,149)	(109,199)
Receive	3-month USD-LIBOR	Quarterly	2.161	Semi-Annual	03/31/25	USD	190,000	(4,002)	(4,006)
Receive	3-month USD-LIBOR	Quarterly	2.312	Semi-Annual	04/03/25	USD	800,000	(22,606)	(22,621)
Receive	3-month USD-LIBOR	Quarterly	2.350	Semi-Annual	04/27/25	USD	1,440,000	(43,224)	(43,250)
Receive	3-month USD-LIBOR	Quarterly	1.755	Semi-Annual	11/15/26	USD	1,250,000	2,207	2,183
Receive	3-month USD-LIBOR	Quarterly	1.832	Semi-Annual	05/15/29	USD	260,000	987	982
Receive	3-month USD-LIBOR	Quarterly	1.670	Semi-Annual	08/15/29	USD	2,860,000	52,544	51,710
Receive	3-month USD-LIBOR	Quarterly	1.765	Semi-Annual	08/15/29	USD	970,000	9,881	9,861
Receive	3-month USD-LIBOR	Quarterly	2.300	Semi-Annual	11/05/29	USD	400,000	(14,813)	(14,822)
Receive	3-month USD-LIBOR	Quarterly	1.893	Semi-Annual	12/23/29	USD	330,000	99	92
Receive	3-month USD-LIBOR	Quarterly	1.904	Semi-Annual	12/30/29	USD	110,000	(64)	(66)
Receive	3-month USD-LIBOR	Quarterly	2.357	Semi-Annual	03/29/30	USD	1,020,000	(42,496)	(42,517)
Receive	3-month USD-LIBOR	Quarterly	2.554	Semi-Annual	05/06/30	USD	200,000	(11,849)	(11,853)
Receive	3-month USD-LIBOR	Quarterly	2.325	Semi-Annual	06/24/34	USD	70,000	(1,023)	(1,024)
Receive	3-month USD-LIBOR	Quarterly	1.645	Semi-Annual	08/22/34	USD	300,000	13,106	13,100
Receive	3-month USD-LIBOR	Quarterly	1.907	Semi-Annual	10/21/34	USD	320,000	7,052	7,046
Receive	3-month USD-LIBOR	Quarterly	1.921	Semi-Annual	10/22/34	USD	300,000	6,257	6,251
Receive	3-month USD-LIBOR	Quarterly	1.976	Semi-Annual	10/23/34	USD	145,000	2,351	2,348
Receive	3-month USD-LIBOR	Quarterly	1.982	Semi-Annual	10/23/34	USD	145,000	2,284	2,281
Receive	3-month USD-LIBOR	Quarterly	1.998	Semi-Annual	11/07/34	USD	320,000	4,638	4,631
Receive	3-month USD-LIBOR	Quarterly	2.111	Semi-Annual	11/12/34	USD	330,000	1,667	1,660
Receive	3-month USD-LIBOR	Quarterly	2.098	Semi-Annual	10/23/39	USD	180,000	2,454	2,450
Receive	3-month USD-LIBOR	Quarterly	2.110	Semi-Annual	11/15/44	USD	390,000	3,600	3,592
Receive	3-month USD-LIBOR	Quarterly	2.378	Semi-Annual	07/05/49	USD	140,000	(1,835)	(1,838)
Receive	3-month USD-LIBOR	Quarterly	1.709	Semi-Annual	08/16/49	USD	130,000	3,739	3,736
Receive	3-month USD-LIBOR	Quarterly	1.667	Semi-Annual	08/17/49	USD	100,000	3,142	3,140
Receive	3-month USD-LIBOR	Quarterly	2.370	Semi-Annual	06/15/50	USD	370,000	(23,037)	(23,047)
								$28,261	$41,534

At December 31, 2019, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.390%	At Termination Date	06/15/49	EUR	235,000	$(14,593)	$(13,687)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.395	At Termination Date	08/15/49	EUR	285,000	(16,050)	(16,104)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.427	At Termination Date	11/15/49	EUR	305,000	(14,201)	(15,658)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.385	At Termination Date	08/15/28	GBP	465,000	4,683	5,512

See Accompanying Notes to Financial Statements

37

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.400%	At Termination Date	08/15/28	GBP	3,160,000	$39,771	$45,368
Pay	U.K. RPI All Items Monthly	At Termination Date	3.505	At Termination Date	10/15/28	GBP	1,470,000	52,462	54,272
Pay	U.K. RPI All Items Monthly	At Termination Date	3.490	At Termination Date	03/15/29	GBP	1,590,000	28,298	29,567
Pay	U.K. RPI All Items Monthly	At Termination Date	3.360	At Termination Date	10/15/39	GBP	2,025,000	35,808	40,401
Pay	U.K. RPI All Items Monthly	At Termination Date	3.270	At Termination Date	10/15/44	GBP	1,560,000	20,053	17,218
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.750	At Termination Date	08/22/29	USD	1,350,000	(29,928)	(29,983)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.857	At Termination Date	11/25/29	USD	1,330,000	(18,527)	(18,581)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.296	At Termination Date	01/15/29	EUR	975,000	(18,628)	(18,706)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.290	At Termination Date	03/15/29	EUR	2,230,000	(34,646)	(34,758)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.053	At Termination Date	08/15/29	EUR	1,110,000	16,824	16,775
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.088	At Termination Date	11/15/29	EUR	1,115,000	14,811	15,436
Receive	U.K. RPI All Items Monthly	At Termination Date	3.456	At Termination Date	11/15/29	GBP	415,000	(3,346)	(3,543)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.458	At Termination Date	12/15/29	GBP	815,000	(2,405)	(2,408)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.420	At Termination Date	10/15/34	GBP	2,025,000	(41,530)	(48,495)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.160	At Termination Date	10/15/49	GBP	1,560,000	(14,904)	1,533
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.299	At Termination Date	09/28/21	USD	7,100,000	(113,620)	(113,857)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.205	At Termination Date	03/21/22	USD	5,100,000	(73,149)	(73,333)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.890	At Termination Date	06/29/22	USD	6,700,000	23,792	23,550
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.260	At Termination Date	05/03/23	USD	9,000,000	(208,677)	(209,001)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.211	At Termination Date	10/26/23	USD	2,500,000	(49,687)	(49,777)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.957	At Termination Date	02/06/24	USD	12,000,000	(67,852)	(68,285)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.991	At Termination Date	03/04/24	USD	3,000,000	(16,075)	(16,183)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.248	At Termination Date	03/21/24	USD	4,900,000	(118,025)	(118,212)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.023	At Termination Date	05/02/24	USD	3,500,000	(22,768)	(22,895)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.829	At Termination Date	07/31/24	USD	2,700,000	335	237

See Accompanying Notes to Financial Statements

38

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.706%	At Termination Date	08/12/24	USD	1,300,000	$8,841	$8,794
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.351	At Termination Date	09/28/24	USD	7,400,000	(236,058)	(236,340)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.908	At Termination Date	05/24/25	USD	4,500,000	(3,655)	(3,827)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.361	At Termination Date	09/28/25	USD	6,150,000	(224,982)	(225,216)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.098	At Termination Date	11/29/25	USD	1,600,000	(25,856)	(25,917)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.853	At Termination Date	06/28/26	USD	450,000	770	753
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.249	At Termination Date	10/30/28	USD	1,195,000	(39,803)	(39,852)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.746	At Termination Date	09/06/29	USD	4,100,000	94,341	94,174
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.786	At Termination Date	08/22/49	USD	430,000	28,807	28,783
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.948	At Termination Date	11/25/49	USD	425,000	8,949	8,925
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.960	At Termination Date	12/12/49	USD	775,000	12,989	12,945
								$(1,017,431)	$(1,000,375)

At December 31, 2019, the following over-the-counter inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.437%	At Termination Date	01/15/21	USD	22,000,000	$588,091	$—	$588,091
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.515	At Termination Date	01/15/22	USD	16,000,000	400,515	—	400,515
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.560	At Termination Date	01/15/23	USD	10,250,000	258,105	—	258,105
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.660	At Termination Date	09/22/23	USD	5,500,000	119,560	—	119,560
									$1,366,271	$—	$1,366,271

At December 31, 2019, the following purchased exchange-traded options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount	Cost	Fair Value
90-Day Eurodollar	Call	03/16/20	97.75	USD	85	20,881,313	$15,450	$109,437
90-Day Eurodollar	Call	01/10/20	99.00	USD	35	8,591,013	5,726	219
90-Day Eurodollar	Call	12/13/21	99.75	USD	106	26,074,675	18,723	6,625
Euro-Bund	Put	02/21/20	171.00	EUR	8	1,363,920	6,740	13,012
U.S. Treasury 10-Year Note	Put	01/24/20	127.50	USD	4	513,688	1,256	750
							$47,895	$130,043

See Accompanying Notes to Financial Statements

39

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
90-Day Eurodollar	Call	03/16/20	97.88	USD	85	USD	20,881,313	$12,306	$(82,875)
90-Day Eurodollar	Call	01/10/20	99.38	USD	35	USD	8,591,013	1,681	(219)
90-Day Eurodollar	Call	12/13/21	99.38	USD	53	USD	13,037,337	23,101	(9,275)
								$37,088	$(92,369)

At December 31, 2019, the following over-the-counter purchased foreign currency options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount	Cost	Fair Value
Call GBP vs. Put USD	Citibank N.A.	05/01/20	1.350	GBP	2,145,000	$47,424	$31,078
						$47,424	$31,078

At December 31, 2019, the following OTC written foreign currency options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount	Premiums Received	Fair Value
Call GBP vs. Put USD	Deutsche Bank AG	05/01/20	1.350	GBP	2,145,000	$27,379	$(31,078)
						$27,379	$(31,078)

At December 31, 2019, the following over-the-counter purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.950%	3-month USD-LIBOR	03/12/24	USD	870,000	$39,215	$76,532
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.978%	3-month USD-LIBOR	03/07/24	USD	874,500	40,205	78,504
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.052%	3-month USD-LIBOR	01/10/29	USD	220,000	12,430	20,237
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.083%	3-month USD-LIBOR	01/29/29	USD	220,000	12,496	20,611
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	26,505	53,192
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.460%	3-month USD-LIBOR	08/16/21	USD	980,000	35,072	12,305
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.724%	3-month USD-LIBOR	05/19/20	USD	1,180,000	20,031	9,417
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.824%	3-month USD-LIBOR	01/31/39	USD	120,000	6,149	9,871
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.978%	3-month USD-LIBOR	01/31/29	USD	100,000	5,780	8,807
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	493	891
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.860%	3-month USD-LIBOR	02/22/39	USD	232,500	11,503	19,461
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	17,822
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.037%	3-month USD-LIBOR	01/11/29	USD	220,000	12,523	20,057
Call on 1-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.772%	3-month USD-LIBOR	11/05/24	USD	5,250,000	28,403	24,537
Call on 1-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.100%	3-month USD-LIBOR	05/13/20	USD	10,355,000	25,111	44,575
Call on 20-Year interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	18,900,000	5,916	14,549
Call on 20-Year Interest Rate Swap(2)	Goldman Sachs International	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	1,310
Call on 2-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.200%	3-month USD-LIBOR	09/23/20	USD	9,490,000	29,894	11,722
Call on 2-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.500%	3-month USD-LIBOR	06/01/20	USD	6,990,000	21,001	11,180
Call on 2-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.250%	3-month USD-LIBOR	08/10/20	USD	9,640,000	45,983	10,639
Call on 2-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.476%	3-month USD-LIBOR	01/31/20	USD	10,500,000	49,792	165,916

See Accompanying Notes to Financial Statements

40

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 30-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.600%	3-month USD-LIBOR	06/11/20	USD	775,000	$33,302	$5,621
Call on 5-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.520%	3-month USD-LIBOR	01/31/20	USD	1,350,000	15,357	51,074
Call on 5-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.521%	3-month USD-LIBOR	02/26/20	USD	2,390,000	26,290	90,562
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	1.100%	6-month JPY-LIBOR	06/29/22	JPY	692,890,000	94,254	4,834
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.250%	3-month USD-LIBOR	08/08/22	USD	960,000	22,728	26,599
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.950%	3-month USD-LIBOR	03/12/24	USD	870,000	39,215	15,807
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.978%	3-month USD-LIBOR	03/07/24	USD	874,500	40,205	15,344
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.052%	3-month USD-LIBOR	01/10/29	USD	220,000	12,430	6,794
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.083%	3-month USD-LIBOR	01/29/29	USD	220,000	12,496	6,654
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	26,505	20,286
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.460%	3-month USD-LIBOR	08/16/21	USD	980,000	35,072	58,214
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.724%	3-month USD-LIBOR	05/19/20	USD	1,180,000	20,031	29,227
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.350%	3-month USD-LIBOR	07/13/20	USD	2,900,000	10,856	12,511
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.824%	3-month USD-LIBOR	01/31/39	USD	120,000	6,025	4,948
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.978%	3-month USD-LIBOR	01/31/29	USD	100,000	5,778	3,282
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	461	379
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.250%	3-month USD-LIBOR	08/02/22	USD	950,000	25,650	26,194
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.860%	3-month USD-LIBOR	02/22/39	USD	232,500	11,503	9,392
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	7,577
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.500%	3-month USD-LIBOR	06/13/24	USD	930,000	41,811	29,280
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.500%	3-month USD-LIBOR	06/20/24	USD	930,000	37,600	29,374
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	3.037%	3-month USD-LIBOR	01/11/29	USD	220,000	12,523	6,878
Put on 1-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	1.772%	3-month USD-LIBOR	11/05/24	USD	5,250,000	28,403	31,071
Put on 1-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.100%	3-month USD-LIBOR	05/13/20	USD	10,355,000	25,111	162
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	18,900,000	5,916	653
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	3,300,000	521	75
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	3,300,000	521	75
Put on 20-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	56
Put on 2-Year interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.476%	3-month USD-LIBOR	01/31/20	USD	7,000,000	33,936	—
Put on 30-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.850%	3-month USD-LIBOR	05/09/22	USD	1,170,000	67,934	27,986
Put on 30-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.800%	3-month USD-LIBOR	06/07/21	USD	830,000	32,380	1,946
Put on 5-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	2.520%	3-month USD-LIBOR	01/31/20	USD	1,350,000	16,770	—
Put on 5-Year interest Rate Swap(4)	Citibank N.A.	Pay	2.521%	3-month USD-LIBOR	02/26/20	USD	2,390,000	26,290	26
								$1,216,176	$1,155,016

See Accompanying Notes to Financial Statements

41

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the following over-the-counter written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	2.788%	3-month USD-LIBOR	03/08/21	USD	1,312,000	$39,114	$(105,151)
Call on 10-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	3.050%	3-month USD-LIBOR	03/12/29	USD	700,000	37,135	(64,305)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.250%	3-month USD-LIBOR	08/19/20	USD	1,230,000	21,341	(3,957)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.605%	3-month USD-LIBOR	08/13/20	USD	980,000	24,071	(7,919)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.612%	3-month USD-LIBOR	09/14/20	USD	590,000	14,676	(5,448)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.624%	3-month USD-LIBOR	11/02/20	USD	600,000	14,640	(6,542)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.637%	3-month USD-LIBOR	11/02/20	USD	590,000	14,219	(6,623)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.763%	3-month USD-LIBOR	09/16/20	USD	1,180,000	29,677	(15,858)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.200%	3-month USD-LIBOR	06/11/20	USD	1,230,000	26,829	(40,090)
Call on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.420%	3-month USD-LIBOR	08/17/20	USD	980,000	25,480	(4,894)
Call on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	1.200%	3-month USD-LIBOR	08/17/20	USD	1,230,000	22,878	(3,425)
Call on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.007%	3-month USD-LIBOR	07/06/20	USD	615,000	13,422	(13,053)
Call on 1-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.760%	3-month USD-LIBOR	06/10/20	USD	11,440,000	32,747	(18,274)
Call on 1-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	1.325%	3-month USD-LIBOR	08/05/20	USD	950,000	2,855	(439)
Call on 1-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	1.582%	3-month USD-LIBOR	11/05/20	USD	5,250,000	12,416	(8,749)
Call on 2-Year interest Rate Swap(4)	Citibank N.A.	Pay	2.460%	3-month USD-LIBOR	02/26/20	USD	5,780,000	25,475	(90,566)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.400%	3-month USD-LIBOR	02/24/20	USD	2,590,000	6,128	(37,605)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.878%	3-month USD-LIBOR	04/14/20	USD	260,000	1,420	(6,298)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.888%	3-month USD-LIBOR	04/14/20	USD	270,000	1,496	(6,593)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.938%	3-month USD-LIBOR	04/17/20	USD	260,000	1,543	(6,587)
Call on 2-Year interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.436%	3-month USD-LIBOR	02/01/21	USD	3,300,000	24,629	(52,663)
Call on 2-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	0.700%	3-month USD-LIBOR	09/23/20	USD	18,970,000	20,867	(6,838)
Call on 2-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.000%	3-month USD-LIBOR	06/01/20	USD	13,980,000	19,149	(3,525)
Call on 2-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.530%	3-month USD-LIBOR	12/14/20	USD	2,815,000	13,512	(9,845)
Call on 2-Year Interest Rate Swap(4)	Goldman Sachs International	Pay	1.535%	3-month USD-LIBOR	12/11/20	USD	2,815,000	13,442	(9,882)
Call on 2-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	0.750%	3-month USD-LIBOR	08/10/20	USD	19,270,000	36,618	(5,127)
Call on 30-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.910%	3-month USD-LIBOR	11/27/26	USD	190,000	24,653	(17,154)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	-0.035%	6-month EUR-EURIBOR	09/13/22	EUR	600,000	9,338	(5,784)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	-0.138%	6-month EUR-EURIBOR	09/12/22	EUR	600,000	9,029	(4,599)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	1.624%	3-month USD-LIBOR	11/02/20	USD	600,000	14,640	(23,319)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	1.637%	3-month USD-LIBOR	11/02/20	USD	590,000	14,219	(22,423)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	2.788%	3-month USD-LIBOR	03/08/21	USD	1,312,000	39,114	(6,301)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	3.050%	3-month USD-LIBOR	03/12/29	USD	700,000	37,135	(21,869)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	3.870%	3-month USD-LIBOR	06/07/21	USD	1,770,000	34,676	(1,645)

See Accompanying Notes to Financial Statements

42

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.605%	3-month USD-LIBOR	08/13/20	USD	980,000	$24,071	$(36,067)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.612%	3-month USD-LIBOR	09/14/20	USD	590,000	14,676	(22,206)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.650%	3-month USD-LIBOR	08/19/20	USD	1,230,000	21,341	(41,778)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.750%	3-month USD-LIBOR	08/07/20	USD	460,000	7,671	(12,469)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.763%	3-month USD-LIBOR	09/16/20	USD	1,180,000	29,677	(33,239)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.000%	3-month USD-LIBOR	08/03/20	USD	510,000	7,599	(7,324)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.200%	3-month USD-LIBOR	06/11/20	USD	1,230,000	26,829	(7,231)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.350%	3-month USD-LIBOR	07/10/20	USD	670,000	7,102	(2,829)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.750%	3-month USD-LIBOR	05/09/22	USD	2,550,000	73,975	(30,472)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.750%	3-month USD-LIBOR	08/08/22	USD	960,000	11,568	(13,027)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.250%	3-month USD-LIBOR	08/08/22	USD	960,000	5,712	(5,924)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.420%	3-month USD-LIBOR	08/17/20	USD	980,000	25,480	(49,564)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.950%	3-month USD-LIBOR	07/13/20	USD	970,000	10,406	(14,965)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.300%	3-month USD-LIBOR	06/15/20	USD	930,000	14,155	(3,930)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	2.300%	3-month USD-LIBOR	07/27/20	USD	940,000	11,515	(5,252)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	2.350%	3-month USD-LIBOR	07/10/20	USD	670,000	6,767	(2,829)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.600%	3-month USD-LIBOR	08/17/20	USD	1,230,000	22,878	(45,852)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.750%	3-month USD-LIBOR	08/02/22	USD	950,000	13,015	(12,792)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	3.250%	3-month USD-LIBOR	08/02/22	USD	950,000	6,222	(5,798)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.007%	3-month USD-LIBOR	07/06/20	USD	615,000	13,422	(7,835)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.250%	3-month USD-LIBOR	08/20/24	USD	980,000	29,054	(40,636)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.000%	3-month USD-LIBOR	06/13/24	USD	930,000	25,539	(16,980)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.000%	3-month USD-LIBOR	06/20/24	USD	930,000	22,714	(17,056)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.500%	3-month USD-LIBOR	06/13/24	USD	930,000	15,565	(9,454)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.500%	3-month USD-LIBOR	06/20/24	USD	930,000	13,630	(9,509)
Put on 1-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.760%	3-month USD-LIBOR	06/10/20	USD	11,440,000	32,747	(6,724)
Put on 1-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.150%	3-month USD-LIBOR	05/28/21	USD	14,860,000	41,682	(11,271)
Put on 1-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.350%	3-month USD-LIBOR	05/17/21	USD	10,930,000	21,669	(4,664)
Put on 1-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	2.320%	3-month USD-LIBOR	04/06/20	USD	11,505,000	24,448	(2)
Put on 1-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	2.350%	3-month USD-LIBOR	04/06/20	USD	11,505,000	24,506	(1)
Put on 1-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.325%	3-month USD-LIBOR	08/05/20	USD	950,000	2,855	(3,346)
Put on 1-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.582%	3-month USD-LIBOR	11/05/20	USD	5,250,000	12,416	(10,220)
Put on 1-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.400%	3-month USD-LIBOR	06/01/21	USD	18,400,000	33,304	(7,410)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/14/21	EUR	1,040,000	2,873	(1,569)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/14/21	EUR	1,010,000	2,747	(1,219)

See Accompanying Notes to Financial Statements

43

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/25/21	EUR	1,140,000	$2,605	$(1,808)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.050%	6-month EUR-EURIBOR	06/10/21	EUR	2,310,000	5,817	(2,752)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.100%	6-month EUR-EURIBOR	03/29/21	EUR	4,470,000	15,550	(2,744)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.110%	6-month EUR-EURIBOR	05/17/21	EUR	2,262,400	7,485	(1,797)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.120%	6-month EUR-EURIBOR	04/08/21	EUR	6,960,000	26,460	(3,196)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.200%	6-month EUR-EURIBOR	01/23/20	EUR	2,210,000	2,591	—
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.200%	6-month EUR-EURIBOR	01/31/20	EUR	1,200,000	1,075	—
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.550%	6-month EUR-EURIBOR	12/21/20	EUR	1,790,000	6,492	(34)
Put on 2-Year interest Rate Swap(5)	Citibank N.A.	Receive	0.000%	6-month EUR-EURIBOR	06/21/21	EUR	1,220,000	2,973	(1,522)
Put on 2-Year interest Rate Swap(5)	Citibank N.A.	Receive	0.100%	6-month EUR-EURIBOR	04/12/21	EUR	3,490,000	11,641	(2,342)
Put on 2-Year interest Rate Swap(5)	Goldman Sachs International	Receive	0.000%	6-month EUR-EURIBOR	06/18/21	EUR	1,040,000	2,410	(1,601)
Put on 2-Year interest Rate Swap(5)	Goldman Sachs International	Receive	0.160%	6-month EUR-EURIBOR	04/12/21	EUR	3,490,000	11,750	(1,736)
Put on 2-Year interest Rate Swap(5)	JPMorgan Chase Bank N.A.	Receive	0.600%	6-month EUR-EURIBOR	12/14/20	EUR	3,790,000	14,342	(51)
Put on 2-Year interest Rate Swap(5)	Morgan Stanley & Co. International PLC	Receive	0.080%	6-month EUR-EURIBOR	05/31/21	EUR	1,490,000	4,347	(1,165)
Put on 2-Year interest Rate Swap(5)	Morgan Stanley & Co. International PLC	Receive	0.150%	6-month EUR-EURIBOR	04/19/21	EUR	3,460,000	12,434	(1,899)
Put on 2-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	2.000%	3-month USD-LIBOR	11/27/20	USD	5,720,000	7,751	(8,642)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	1.530%	3-month USD-LIBOR	12/14/20	USD	2,815,000	13,512	(15,688)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	2.460%	3-month USD-LIBOR	02/26/20	USD	5,780,000	25,475	—
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	3.250%	3-month USD-LIBOR	12/29/20	USD	3,130,000	11,424	(195)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.878%	3-month USD-LIBOR	04/14/20	USD	6,260,000	45,307	(1)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.888%	3-month USD-LIBOR	04/14/20	USD	270,000	2,205	—
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.900%	3-month USD-LIBOR	05/29/20	USD	3,410,000	25,063	(2)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.938%	3-month USD-LIBOR	04/17/20	USD	260,000	1,985	—
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	3.400%	3-month USD-LIBOR	02/24/20	USD	2,590,000	9,454	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	2.800%	3-month USD-LIBOR	01/03/20	USD	1,910,000	4,450	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	2.878%	3-month USD-LIBOR	04/14/20	USD	260,000	2,150	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	2.888%	3-month USD-LIBOR	04/14/20	USD	6,270,000	45,301	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.150%	3-month USD-LIBOR	05/05/20	USD	2,100,000	11,602	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.350%	3-month USD-LIBOR	05/29/20	USD	2,890,000	10,512	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.450%	3-month USD-LIBOR	06/08/20	USD	2,870,000	11,882	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.500%	3-month USD-LIBOR	06/15/20	USD	1,820,000	6,779	—
Put on 2-Year interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.436%	3-month USD-LIBOR	02/01/21	USD	3,300,000	26,341	(2,020)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	07/01/21	EUR	1,210,000	2,499	(1,967)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	07/19/21	EUR	1,240,000	2,269	(2,163)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	-0.050%	6-month EUR-EURIBOR	07/02/21	EUR	1,180,000	2,489	(2,375)

See Accompanying Notes to Financial Statements

44

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.150%	6-month EUR-EURIBOR	08/09/21	EUR	1,570,000	$2,128	$(5,192)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.150%	6-month EUR-EURIBOR	08/09/21	EUR	2,780,000	3,847	(9,193)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.250%	6-month EUR-EURIBOR	09/03/21	EUR	5,030,000	8,276	(20,919)
Put on 2-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.500%	3-month USD-LIBOR	08/24/20	USD	3,560,000	12,015	(4)
Put on 2-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.535%	3-month USD-LIBOR	12/11/20	USD	2,815,000	13,442	(15,449)
Put on 30-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.910%	3-month USD-LIBOR	11/27/26	USD	190,000	24,653	(26,899)
Put on 30-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.850%	3-month USD-LIBOR	06/11/20	USD	930,000	12,490	(1,997)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	07/27/20	EUR	1,740,000	4,896	(5,590)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	-0.035%	6-month EUR-EURIBOR	09/13/22	EUR	600,000	9,338	(12,946)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	-0.138%	6-month EUR-EURIBOR	09/12/22	EUR	600,000	9,029	(15,154)
								$1,834,949	$(1,313,837)

At December 31, 2019, the following over-the-counter purchased interest rate floors were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount		Cost	Fair Value
Put Option-Max [0, Exercise Rate)- 5-Year Constant Maturity Swap]	Goldman Sachs International	0.350%	Receive	07/08/20	USD	4,670,000	$3,853	$2,951
Put Option-Max [0, Exercise Rate)- 5-Year Constant Maturity Swap]	Goldman Sachs International	0.400%	Receive	06/29/20	USD	4,630,000	3,704	4,001
							$7,557	$6,952

At December 31, 2019, the following over-the-counter purchased interest rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount		Cost	Fair Value
Call Option-Max [0, 5-Year Constant Maturity Swap)-Exercise Rate]	Morgan Stanley & Co. International PLC	0.370%	Pay	02/12/20	USD	4,410,000	$3,219	$1,376
							$3,219	$1,376

At December 31, 2019, the following over-the-counter written interest rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call Option-Max [0, 5-Year Constant Maturity Swap)-Exercise Rate]	Morgan Stanley & Co. International PLC	0.470%	Pay	02/12/20	USD	4,410,000	$1,590	$(212)
							$1,590	$(212)

See Accompanying Notes to Financial Statements

45

VY® BLACKROCK INFLATION	SUMMARY PORTFOLIO OF INVESTMENTS
PROTECTED BOND PORTFOLIO	AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the following over-the-counter written interest rate floors were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put Option-Max [0, Exercise Rate)- 5-Year Constant Maturity Swap]	Goldman Sachs International	0.250%	Receive	07/08/20	USD 9,330,000	$4,665	$(2,715)
Put Option-Max [0, Exercise Rate)- 5-Year Constant Maturity Swap]	Goldman Sachs International	0.300%	Receive	06/29/20	USD 9,260,000	4,630	(3,940)
						$9,295	$(6,655)

(1)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index semi-annually.

(3)	Portfolio pays the exercise rate semi-annually and receives the floating rate index semi-annually.

(4)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(5)	Portfolio receives the exercise rate annually and pays the floating rate index semi-annually.

Currency Abbreviations

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — EU Euro

GBP — British Pound

JPY — Japanese Yen

NZD — New Zealand Dollar

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$31,078
Interest rate contracts	Investments in securities at value*	1,293,387
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	61,470
Interest rate contracts	Net Assets — Unrealized appreciation**	223,642
Interest rate contracts	Net Assets — Unrealized appreciation***	1,414,166
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,366,271
Total Asset Derivatives		$4,390,014
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$318,897
Interest rate contracts	Net Assets — Unrealized depreciation**	384,644
Interest rate contracts	Net Assets — Unrealized depreciation***	2,373,007
Foreign exchange contracts	Written options, at fair value	31,078
Interest rate contracts	Written options, at fair value	1,413,073
Total Liability Derivatives		$4,520,699

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

See Accompanying Notes to Financial Statements

46

VY® BLACKROCK INFLATION	SUMMARY PORTFOLIO OF INVESTMENTS
PROTECTED BOND PORTFOLIO	AS OF DECEMBER 31, 2019 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(16,487)	$1,085,534	$—	$—	$—	$1,069,047
Interest rate contracts	51,972	—	(709,522)	(1,652,067)	(3,731)	(2,313,348)
Total	$35,485	$1,085,534	$(709,522)	$(1,652,067)	$(3,731)	$(1,244,301)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(16,346)	$(259,851)	$—	$—	$(3,699)	$(279,896)
Interest rate contracts	(117,826)	—	(452,826)	788,552	526,221	744,121
Total	$(134,172)	$(259,851)	$(452,826)	$788,552	$522,522	$464,225

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:

	Bank of America N.A.	Barclays Bank PLC	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets	The Bank of Montreal	UBS AG	Westpac Banking Corp.	Totals
Assets:
Purchased options	$—	$454,923	$271,518	$—	$8,318	$372,698	$86,965	$—	$—	$—	$—	$1,194,422
Forward foreign currency contracts	267	—	—	8,372	—	112	46,502	6,024	193	—	—	61,470
OTC Inflation-linked swaps	—	588,091	778,180	—	—	—	—	—	—	—	—	1,366,271
Total Assets	$267	$1,043,014	$1,049,698	$8,372	$8,318	$372,810	$133,467	$6,024	$193	$—	$—	$2,622,163
Liabilities:
Forward foreign currency contracts	$5,920	$43,315	$10,763	$6,254	$—	$39	$1,403	$133,366	$—	$1,388	$116,449	318,897
Written options	—	746,345	198,175	88,164	43,407	150,482	125,209	—	—	—	—	1,351,782
Total Liabilities	$5,920	$789,660	$208,938	$94,418	$43,407	$150,521	$126,612	$133,366	$—	$1,388	$116,449	$1,670,679
Net OTC derivative instruments by counterparty, at fair value	$(5,653)	$253,354	$840,760	$(86,046)	$(35,089)	$222,289	$6,855	$(127,342)	$193	$(1,388)	$(116,449)	951,484
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$(253,354)	$(820,000)	$80,000	$35,089	$(222,289)	$—	$—	$—	$—	$—	$(1,180,554)
Net Exposure(1)(2)	$(5,653)	$—	$20,760	$(6,046)	$—	$—	$6,855	$(127,342)	$193	$(1,388)	$(116,449)	$(229,070)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2019, the Portfolio had pledged $40,000 and $40,000, respectively, in cash collateral to Goldman Sachs International and Morgan Stanley & Co. International PLC, respectively. In addition, the Portfolio had received $300,000 and $230,000 in cash collateral from Barclays Bank PLC and JPMorgan Chase Bank N.A., respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $262,528,332.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$13,286,783
Gross Unrealized Depreciation	(4,243,270)
Net Unrealized Appreciation	$9,043,513

See Accompanying Notes to Financial Statements

47

VY® BRANDYWINEGLOBAL —	PORTFOLIO OF INVESTMENTS
BOND PORTFOLIO	AS OF DECEMBER 31, 2019

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 32.8%
		Basic Materials: 1.1%
1,940,000		Steel Dynamics, Inc., 3.450%, 04/15/2030	$1,964,235	1.1

		Communications: 2.1%
3,740,000	(1)	NBCUniversal Enterprise, Inc., 2.309%, (US0003M + 0.400%), 04/01/2021	3,750,249	2.1

		Consumer, Non-cyclical: 6.4%
6,715,000		Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	8,444,775	4.6
2,510,000	(1)	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	2,684,558	1.4
460,000	(1)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	497,629	0.3
150,000	(1)	Bristol-Myers Squibb Co., 3.900%, 02/20/2028	165,312	0.1
			11,792,274	6.4

		Energy: 4.7%
510,000		Petroleos Mexicanos, 6.750%, 09/21/2047	512,711	0.3
2,835,000	(1)	Petroleos Mexicanos, 7.690%, 01/23/2050	3,103,687	1.7
4,610,000	(1)	Saudi Arabian Oil Co., 4.375%, 04/16/2049	5,033,478	2.7
			8,649,876	4.7

		Financial: 4.2%
2,890,000		Canadian Imperial Bank of Commerce, 2.341%, (SOFRRATE + 0.800%), 03/17/2023	2,900,777	1.6
4,815,000		Wells Fargo & Co., 2.961%, (US0003M + 1.025%), 07/26/2021	4,872,275	2.6
			7,773,052	4.2

		Technology: 14.3%
5,295,000	(1)	Dell International LLC / EMC Corp., 5.300%, 10/01/2029	5,967,500	3.3
7,390,000		Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	8,889,060	4.9
4,365,000		International Business Machines Corp., 4.250%, 05/15/2049	4,988,539	2.7
5,430,000		Micron Technology, Inc., 5.327%, 02/06/2029	6,230,056	3.4
			26,075,155	14.3
		Total Corporate Bonds/Notes (Cost $59,048,013)	60,004,841	32.8

MUNICIPAL BONDS: 0.0%
		Minnesota: 0.0%
63,472		Northstar Education Finance, Inc., 2.036%, (US0003M + 0.100%), 04/28/2030	63,348	0.0
		Total Municipal Bonds (Cost $62,517)	63,348	0.0

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 48.9%
		U.S. Treasury Bonds: 3.9%
6,410,000		2.875%, 05/15/2049	$7,059,312	3.9

		U.S. Treasury Floating Rate Notes: 45.0%
24,700,000		1.665%, (USBMMY3M + 0.139%), 04/30/2021	24,689,723	13.5
50,700,000		1.746%, (USBMMY3M + 0.220%), 07/31/2021	50,729,686	27.7
6,830,000		1.826%, (USBMMY3M + 0.300%), 10/31/2021	6,842,721	3.8
			82,262,130	45.0
		Total U.S. Treasury Obligations (Cost $89,806,201)	89,321,442	48.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.9%
		Federal Home Loan Bank: 5.4%
9,800,000		1.875%,07/07/2021	9,841,144	5.4

		Federal National Mortgage Association: 11.5%(2)
21,000,000		1.500%,07/30/2020	20,981,627	11.5
		Total U.S. Government Agency Obligations (Cost $30,794,188)	30,822,771	16.9
		Total Long-Term Investments (Cost $179,710,919)	180,212,402	98.6

SHORT-TERM INVESTMENTS: 1.1%
		Commercial Paper: 0.7%
1,300,000		VW Credit, Inc., 2.200%, 03/30/2020 (Cost $1,291,694)	1,293,012	0.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.4%
757,551	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $757,551)	757,551	0.4
		Total Short-Term Investments (Cost $2,049,245)	2,050,563	1.1
		Total Investments in Securities (Cost $181,760,164)	$182,262,965	99.7
		Assets in Excess of Other Liabilities	629,044	0.3
		Net Assets	$182,892,009	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(3)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

48

VY® BRANDYWINEGLOBAL —	PORTFOLIO OF INVESTMENTS
BOND PORTFOLIO	AS OF DECEMBER 31, 2019 (CONTINUED)

Reference Rate Abbreviations:

SOFRRATE	Secured Overnight Financing Rate
US0003M	3-month LIBOR
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$60,004,841	$—	$60,004,841
Municipal Bonds	—	63,348	—	63,348
U.S. Government Agency Obligations	—	30,822,771	—	30,822,771
U.S. Treasury Obligations	—	89,321,442	—	89,321,442
Short-Term Investments	757,551	1,293,012	—	2,050,563
Total Investments, at fair value	$757,551	$181,505,414	$—	$182,262,965

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$(150,634)	$(150,634)
Foreign exchange contracts	302,357	—	—	302,357
Interest rate contracts	—	2,916,088	826,472	3,742,560
Total	$302,357	$2,916,088	$675,838	$3,894,283

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$215,702	$215,702
Foreign exchange contracts	80,065	—	—	80,065
Interest rate contracts	—	(587,337)	(318,589)	(905,926)
Total	$80,065	$(587,337)	$(102,887)	$(610,159)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $181,782,413.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,342,341
Gross Unrealized Depreciation	(861,789)
Net Unrealized Appreciation	$480,552

See Accompanying Notes to Financial Statements

49

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2019 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.1768
Class I	NII	$0.2326
Class S	NII	$0.2085
VY® BrandywineGLOBAL — Bond Portfolio	NII	$0.1984

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

50

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of each Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust (“VVIT”) and (800) 366-0066 for Voya Investors Trust (“VIT”).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	146	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	146	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	146	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	146	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	146	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant (May 2001–Present).	146	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015–Present	Retired.	146	None.

51

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*	Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Trustee of the Board.

52

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	VIT: March 2003–Present VVIT: October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

53

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	VIT: November 1999–Present VVIT: October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020–Present	Vice President and Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

54

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS, SUB-ADVISORY CONTRACTS, AND SUB-SUB-ADVISORY CONTRACT

At a meeting held on November 21, 2019, the Boards of Trustees (“Board”) of Voya Investors Trust (“VIT”) and Voya Variable Insurance Trust (“VVIT”) (together, the “Trusts”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of VY® BlackRock Inflation Protected Bond Portfolio, a series of VIT, and VY® BrandywineGLOBAL — Bond Portfolio, a series of VVIT (together, the “Portfolios”), the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-advisers to each Portfolio (the “Sub-Advisers”), and the sub-sub-advisory contract (the “Sub- Sub-Advisory Contract,” and together with the Management Contracts and the Sub-Advisory Contracts, the “Contracts”) with the sub-sub-adviser to VY® BlackRock Inflation Protected Bond Portfolio (the “Sub-Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager, Sub-Advisers or the Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts (including sub-sub-advisory contracts) for the Voya funds. The Board has established a Contracts

Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory and sub-sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management, sub-advisory and sub-sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory, and sub-advisory arrangements, as applicable.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these

55

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

responsibilities to one or more sub-advisers or sub-sub-adviser. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers or sub-sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers and Sub-Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s and Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser or Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers and Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, the Sub-Advisers and the Sub-Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser and Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trusts’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers and Sub-Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees and sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the relevant Sub-Adviser, respectively.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, the Sub-Advisers, and the Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, the Sub-Advisers or the Sub-Sub-Adviser,

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules, and that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the applicable Sub-Adviser. In this regard, the Board considered that the Sub-Sub-Adviser is compensated by the relevant Sub-Adviser and not the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers or the Sub-Sub-Adviser, which are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers and sub-sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and the Manager’s, Sub-Advisers’, and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the three-year, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different

Board members may have given different weight to different individual factors and related conclusions.

VY® BrandywineGLOBAL — Bond Portfolio

In considering whether to approve the renewal of the Management Contract for VY® BrandywineGLOBAL — Bond Portfolio (formerly, VY® Goldman Sachs Bond Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, and the fourth quintile for the one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date period and underperformed for the one-year and three-year periods. In analyzing this performance data, the Board took into account management’s representations regarding the recent changes to the Portfolio, including a change to the Sub-Adviser managing the Portfolio, effective August 9, 2019, which means that performance prior to August 9, 2019 reflects the performance of a different sub-adviser.

In considering the fees payable under the Management Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management Contract for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-VIT3AIS (1219-022020)

Annual Report

December 31, 2019

Classes ADV, I and S

Voya Investors Trust

■	Voya Global Perspectives® Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolio’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolio’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Portfolio’s Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolio’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New season, last year’s plot

Dear Shareholder,

The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.

So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.

Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.

With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 21, 2020

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

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MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.

A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)

Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.

On perceived slowing global growth, there was still plenty to worry about.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.

Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.

China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.

In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.

And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.

In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.

U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.

In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.

In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

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BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 20+ Year Treasury Bond Index
Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.

Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
FTSE ERPA Nareit Developed Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets IndexSM
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk® Growth Index*	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*	Total return and gross index returns are presented. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

3

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of December 31, 2019 (percent of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Cash	0%

Portfolio holdings are subject to change daily.

Voya Global Perspectives® Portfolio (the “Portfolio”) seeks total return. Under normal conditions, the sub-adviser invests the assets of the Portfolio in a combination of underlying funds (“Underlying Funds”) that in turn, invest directly in securities such as stocks and bonds. The Portfolio is managed by Douglas Coté, CFA Portfolio Manager* of Voya Investment Management Co. LLC — the Sub-Adviser.

Under normal market conditions, approximately 60% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in equity securities, and approximately 40% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in debt instruments. These approximate weights are referred to as target allocations (“Target Allocations”). Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the Target Allocations or defensive allocations will be made between quarterly allocation dates.**

Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 18.08%, compared to the S&P Target Risk® Growth Index Total Return and the Portfolio’s composite index (“Composite Index”)(1), which returned 19.20% and 19.72%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the S&P Target Risk® Growth Index Total Return. 2019 was an exceptionally strong year for global diversification — all asset classes, across equity and fixed income, both domestic and international, posted positive performance for the year. The fourth quarter capped the best year in a decade across global markets. The S&P 500® Index, the best performer of 2019, was even stronger than in 2009, which was considered a post-crash bounce in the markets.

The catalyst for these strong returns was corporate earnings that exceeded the 2018 surge in earnings driven tax cut in followed by a surprisingly accommodative U.S. Federal Reserve Board, which both cut the fed funds rate three times during the year; and flooded the market with liquidity in the fourth quarter, in response to troubles in the bank overnight lending market.

Our tactical signal, based on fundamentals, continued to indicate a positive outlook throughout the year and accordingly its allocation was at its “Base” position. Performance of the Portfolio was strong for the year across all asset classes. Notwithstanding the strong overall performance, the Portfolio underperformed its Composite Index. The main source of underperformance was in fixed income, where the Composite has allocations to US corporate bonds and to long-term Treasuries. Both of these components returned about 15%. The closest corresponding underlying funds in the Portfolio are respectively, the more broadly-based Voya U.S. Bond Index Portfolio and the mortgage-focused Voya GNMA Income Fund, each of which returned between 5% and 10%.

The performance of other underlying funds was mixed with a positive bias. The Portfolio’s equity allocation had strong absolute performance but negative benchmark relative performance in the Voya Index Plus LargeCap Portfolio and Voya International Index Portfolio. This was more than offset by outperformance in the Voya Small Company Portfolio. Other significant relative contributors included the Portfolio’s allocations to the Voya MidCap Opportunities Portfolio and VY® Clarion Global Real Estate Portfolio. In fixed income, other than the underlying funds referred to above, both positive absolute and relative performance benefited from the Voya High Yield Portfolio and the Voya Global Bond Fund.

Current Strategy and Outlook: While warnings of recession, bear markets and trade wars going into and throughout 2019 were rampant, calendar year equity returns were the best since 2009. What we believe the market missed was that the fundamentals were still intact. Our 2020 outlook is not so rosy. After three years of positive fundamentals we see an inflection point, from good to bad. In our opinion, the primary fundamental of equity prices is corporate earnings growth; it was weak all year in 2019 and faltered in the third quarter, with a –0.4% growth rate. Another important fundamental, the ISM manufacturing index, just registered its fifth consecutive month of contraction. In our view, there is a message here: prices measure current sentiment; fundamentals drive investor measures of future value.

For the first quarter of 2020 our tactical signal indicates a negative outlook, and accordingly, the Portfolio is positioned at its “Defensive” allocation. This positioning is consistent with the Portfolio’s investment philosophy, and reflects the negative corporate earnings growth reported for the third quarter of 2019.

*	Effective October 31, 2019, Karyn Cavanugh, CFA, was removed as a portfolio manager for the Portfolio
**	Effective January 7, 2020, the Fund moved to defensive allocations.
(1)	The Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Portfolio can be compared. As of December 31, 2019, the index allocation is approximately: 10% of the Bloomberg Barclays Global Aggregate Index, 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index, 10% of the FTSE ERPA Nareit Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets Index, 10% of the S&P 500® Index, 10% of the S&P MidCap 400® Index, 10% of the S&P SmallCap 600® Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL PERSPECTIVES® PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2013
Class ADV	17.97%	5.11%	5.18%
Class I	18.33%	5.44%	5.55%
Class S	18.08%	5.16%	5.27%
S&P Target Risk® Growth Index Total Return	19.20%	6.63%	7.26%
S&P Target Risk® Growth Index Gross	19.50%	6.90%	7.53%
Composite Index	19.72%	6.80%	6.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Global Perspectives® Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk® Growth Index Gross (“Gross Index”) to the S&P Target Risk® Growth Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross Index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**
Class ADV	$1,000.00	$1,051.00	0.48%	$2.48	$1,000.00	$1,022.79	0.48%	$2.45
Class I	1,000.00	1,052.40	0.18	0.93	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,051.20	0.43	2.22	1,000.00	1,023.04	0.43	2.19

*	The annualized expense ratios do not include expenses of underlying funds.

**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees
Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Global Perspectives® Portfolio (the Fund), a series of Voya Investors Trust, including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 26, 2020

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019

ASSETS:
Investments in affiliated underlying funds at fair value*	$103,633,960
Cash	32,330
Receivables:
Fund shares sold	90,104
Prepaid expenses	774
Reimbursement due from manager	7,877
Other assets	5,251
Total assets	103,770,296

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	90,017
Payable for fund shares redeemed	69
Payable for investment management fees	17,519
Payable for distribution and shareholder service fees	24,205
Payable to trustees under the deferred compensation plan (Note 6)	5,251
Payable for trustee fees	527
Other accrued expenses and liabilities	32,429
Total liabilities	170,017
NET ASSETS	$103,600,279

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$94,031,728
Total distributable earnings	9,568,551
NET ASSETS	$103,600,279

* Cost of investments in affiliated underlying funds	$97,992,341

Class ADV
Net assets	$95,445,908
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	8,542,295
Net asset value and redemption price per share	$11.17

Class I
Net assets	$8,089,794
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	718,244
Net asset value and redemption price per share	$11.26

Class S
Net assets	$64,577
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,776
Net asset value and redemption price per share	$11.18

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,687,580
Total investment income	2,687,580

EXPENSES:
Investment management fees	210,802
Distribution and shareholder service fees:
Class ADV	584,598
Class S	152
Transfer agent fees	390
Shareholder reporting expense	15,243
Professional fees	32,096
Custody and accounting expense	16,202
Trustee fees	4,216
Miscellaneous expense	10,411
Total expenses	874,110
Waived and reimbursed fees	(389,380)
Net expenses	484,730
Net investment income	2,202,850

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,412
Sale of affiliated underlying funds	472,195
Capital gain distributions from affiliated underlying funds	3,566,386
Net realized gain	4,039,993
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	11,208,477
Net change in unrealized appreciation (depreciation)	11,208,477
Net realized and unrealized gain	15,248,470
Increase in net assets resulting from operations	$17,451,320

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$2,202,850	$2,563,902
Net realized gain	4,039,993	6,202,424
Net change in unrealized appreciation (depreciation)	11,208,477	(17,233,979)
Increase (decrease) in net assets resulting from operations	17,451,320	(8,467,653)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(7,252,542)	(4,138,503)
Class I	(593,230)	(396,139)
Class S	(4,546)	(2,218)
Total distributions	(7,850,318)	(4,536,860)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,178,856	4,539,484
Reinvestment of distributions	7,850,318	4,536,860
	11,029,174	9,076,344
Cost of shares redeemed	(19,820,159)	(24,352,660)
Net decrease in net assets resulting from capital share transactions	(8,790,985)	(15,276,316)
Net increase (decrease) in net assets	810,017	(28,280,829)
NET ASSETS:
Beginning of year or period	102,790,262	131,071,091
End of year or period	$103,600,279	$102,790,262

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
12-31-19	10.21	0.23	•	1.57	1.80	0.37	0.47	—	0.84	—	11.17	17.97	0.87	0.48	0.48	2.07	95,446	13
12-31-18	11.46	0.23	•	(1.06)	(0.83)	0.29	0.13	—	0.42	—	10.21	(7.50)	0.87	0.48	0.48	2.10	94,684	16
12-31-17	10.26	0.23	•	1.25	1.48	0.28	—	—	0.28	—	11.46	14.60	0.86	0.48	0.48	2.11	122,258	13
12-31-16	9.87	0.23	•	0.41	0.64	0.25	—	—	0.25	—	10.26	6.49	0.89	0.52	0.52	2.25	139,474	52
12-31-15	10.91	0.21	•	(0.57)	(0.36)	0.26	0.42	—	0.68	—	9.87	(3.68)	0.98	0.48	0.48	1.99	154,227	42
Class I
12-31-19	10.29	0.26	•	1.59	1.85	0.41	0.47	—	0.88	—	11.26	18.33	0.27	0.18	0.18	2.33	8,090	13
12-31-18	11.55	0.28	•	(1.08)	(0.80)	0.33	0.13	—	0.46	—	10.29	(7.21)	0.27	0.18	0.18	2.48	8,051	16
12-31-17	10.34	0.25	•	1.28	1.53	0.32	—	—	0.32	—	11.55	14.98	0.26	0.18	0.18	2.29	8,755	13
12-31-16	9.95	0.25	•	0.43	0.68	0.29	—	—	0.29	—	10.34	6.81	0.24	0.22	0.22	2.41	14,747	52
12-31-15	10.99	0.25	•	(0.57)	(0.32)	0.30	0.42	—	0.72	—	9.95	(3.35)	0.23	0.18	0.18	2.36	2,994	42
Class S
12-31-19	10.22	0.23		1.58	1.81	0.38	0.47	—	0.85	—	11.18	18.08	0.52	0.43	0.43	2.10	65	13
12-31-18	11.48	0.23		(1.06)	(0.83)	0.30	0.13	—	0.43	—	10.22	(7.47)	0.52	0.43	0.43	2.13	55	16
12-31-17	10.28	0.23		1.27	1.50	0.30	—	—	0.30	—	11.48	14.71	0.51	0.43	0.43	2.14	58	13
12-31-16	9.90	0.23		0.42	0.65	0.27	—	—	0.27	—	10.28	6.55	0.49	0.47	0.47	2.28	50	52
12-31-15	10.95	0.22	•	(0.58)	(0.36)	0.27	0.42	—	0.69	—	9.90	(3.70)	0.48	0.43	0.43	2.03	47	42

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The series included in this report is Voya Global Perspectives® Portfolio (“Global Perspectives” or the “Portfolio”), a diversified series of the Trust. The investment objective of the Portfolio is described in the Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolio. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolio. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in affiliated investment companies that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds). The investment companies in which the Portfolio invests are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolio’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolio’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolio. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.

Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

The Portfolio may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

Purchases	Sales
$13,153,674	$27,595,503

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolio has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolio. The Investment Adviser oversees all investment management and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.20% of average daily net assets invested in affiliated Underlying Funds and 0.40% of the average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Portfolio and is paid by the Investment Adviser based on the average daily net assets of the Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Agreement”) for the Class S shares of the Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares have a shareholder service and distribution plan. Class ADV shares pay a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.30% of the distribution fee for Class ADV shares of the Portfolio, so the actual fee paid by Class ADV shares is an annual rate of 0.05%. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2019, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Portfolio.

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolio has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolio purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:

Class ADV(1,2)	Class I(1,2)	Class S(1,2)
1.55%	0.95%	1.20%

(1)	The operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.
(2)	Pursuant to a side letter through May 1, 2020, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.09%, 0.83% and 1.08% for Class ADV, Class I, and Class S shares respectively. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from the Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of December 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

December 31,
2020	2021	2022	Total
$108,606	$102,272	$97,079	$307,957

The Expense Limitation Agreement is contractual through May 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 17, 2019, the Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio did not utilize the line of credit during the year ended December 31, 2019.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class ADV
12/31/2019	197,096	—	676,543	(1,604,598)	(730,959)	2,170,458	—	7,252,542	(17,490,257)	(8,067,257)
12/31/2018	148,056	—	374,186	(1,920,791)	(1,398,549)	1,678,572	—	4,138,503	(21,406,712)	(15,589,637)
Class I
12/31/2019	92,317	—	54,979	(211,343)	(64,047)	1,008,165	—	593,230	(2,329,337)	(727,942)
12/31/2018	250,754	—	35,592	(262,050)	24,296	2,859,543	—	396,139	(2,945,690)	309,992
Class S
12/31/2019	21	—	424	(51)	394	233	—	4,546	(565)	4,214
12/31/2018	125	—	200	(23)	302	1,369	—	2,218	(258)	3,329

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2019		Year Ended December 31, 2018
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$3,458,637	$4,391,681	$3,212,809	$1,324,051

The tax-basis components of distributable earnings as of December 31, 2019 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$ 3,099,291	$3,228,921	$3,245,320

At December 31, 2019, the Portfolio did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolio’s major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2019, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolio has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolio has concluded that the change in accounting principle does not materially impact the financial statement amounts.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolio has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolio plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolio is currently evaluating the impact of these changes on the financial statements.

NOTE 12 — AUDITOR CHANGE (UNAUDITED)

On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Portfolio, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

KPMG’s reports on the Portfolio’s financial statements for the fiscal years ended December 31, 2019 and

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 12 — AUDITOR CHANGE (UNAUDITED)
(continued)

December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolio’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolio’s independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolio’s fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolio, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolio’s financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 13 — SUBSEQUENT EVENTS

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

18

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.0%
	Affiliated Investment Companies: 100.0%
893,739	Voya Emerging Markets Index Portfolio — Class I	$10,939,364	10.6
1,035,213	Voya Global Bond Fund — Class R6	9,969,103	9.6
1,173,975	Voya GNMA Income Fund — Class I	9,943,567	9.6
1,019,837	Voya High Yield Portfolio — Class I	10,137,183	9.8
372,952	Voya Index Plus LargeCap Portfolio — Class I	10,729,830	10.3
1,001,324	Voya International Index Portfolio — Class I	10,624,045	10.2
757,535	Voya MidCap Opportunities Portfolio — Class I	10,544,892	10.2

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
628,397	Voya Small Company Portfolio — Class I	$10,707,882	10.3
908,597	Voya U.S. Bond Index Portfolio — Class I	9,903,706	9.6
773,027	VY® Clarion Global Real Estate Portfolio — Class I	10,134,388	9.8

	Total Mutual Funds (Cost $97,992,341)	103,633,960	100.0
	Liabilities in Excess of Other Assets	(33,681)	—
	Net Assets	$103,600,279	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Mutual Funds	$103,633,960	$—	$—	$103,633,960
Total Investments, at fair value	$103,633,960	$—	$—	$103,633,960

ˆ See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/19	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$10,253,346	$1,343,339	$(1,820,938)	$1,163,617	$10,939,364	$249,274	$352,092	$—
Voya Global Bond Fund — Class R6	10,287,608	1,479,156	(2,005,528)	207,867	9,969,103	434,977	114,721	—
Voya GNMA Income Fund — Class I	10,260,307	1,561,388	(2,164,363)	286,235	9,943,567	310,288	(19,675)	—
Voya High Yield Portfolio — Class I	10,280,117	1,059,175	(2,098,910)	896,801	10,137,183	576,762	31,119	—
Voya Index Plus LargeCap Portfolio — Class I	10,314,679	1,329,460	(2,371,440)	1,457,131	10,729,830	166,222	268,907	915,116
Voya International Index Portfolio — Class I	10,256,499	664,016	(1,805,289)	1,508,819	10,624,045	328,084	214,565	—
Voya MidCap Opportunities Portfolio — Class I	10,337,372	1,486,466	(2,516,930)	1,237,984	10,544,892	28,034	254,345	1,233,879
Voya Small Company Portfolio — Class I	10,313,036	2,243,236	(3,798,032)	1,949,642	10,707,882	42,124	(883,675)	1,417,391
Voya U.S. Bond Index Portfolio — Class I	10,264,985	1,315,564	(2,274,148)	597,305	9,903,706	252,478	(6,376)	—

See Accompanying Notes to Financial Statements

19

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/19	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® Clarion Global Real Estate Portfolio — Class I	$10,260,782	$671,875	$(2,701,345)	$1,903,076	$10,134,388	$299,337	$146,171	$—
	$102,828,731	$13,153,674	$(23,556,922)	$11,208,477	$103,633,960	$2,687,580	$472,195	$3,566,386

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $100,388,640.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$6,778,110
Gross Unrealized Depreciation	(3,532,790)
Net Unrealized Appreciation	$3,245,320

See Accompanying Notes to Financial Statements

20

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Perspectives® Portfolio
Class ADV	NII	$0.3682
Class I	NII	$0.4069
Class S	NII	$0.3798
All Classes	LTCG	$0.4711

NII — Net investment income

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2019, 10.96% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

The Portfolio designates $4,391,681 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates the following amount as foreign taxes paid for the year ended December 31, 2019:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$36,848	$0.0040	14.95%

*	The Portfolio listed above did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

21

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	146	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	146	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	146	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	146	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	146	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant (May 2001–Present).	146	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015–Present	Retired.	146	None.

22

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.
*	Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Trustee of the Board.

23

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

24

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020–Present	Vice President and Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

25

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Global Perspectives® Portfolio, a series of the Trust (the “Portfolio”), and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the

Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Portfolio (“Selected Peer Group”) based on the Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolio, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolio as set forth in the Management Contract, including oversight of the Portfolio’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolio under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolio and the level of resources committed to the Portfolio (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolio.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolio does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolio, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Portfolio both with and without taking into account the profitability of the distributor of the Portfolio and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolio. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolio, including their ability to engage in soft-dollar transactions on behalf of the Portfolio. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolio and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving the Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding the Portfolio’s more recent performance, asset levels and asset flows. The Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for Voya Global Perspectives® Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, and the second quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the

Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-VITFOFAIS (1219-021420)

Annual Report

December 31, 2019

Classes ADV and I

Voya Investors Trust
■	Voya Retirement Conservative Portfolio
■	Voya Retirement Growth Portfolio
■	Voya Retirement Moderate Portfolio
■	Voya Retirement Moderate Growth Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New season, last year’s plot

Dear Shareholder,

The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.

So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.

Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.

With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 21, 2020

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.

A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)

Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.

On perceived slowing global growth, there was still plenty to worry about.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.

Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.

China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.

In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.

And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.

In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.

U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.

In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.

In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 336-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Aggressive Index*
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk® Conservative Index*
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk® Growth Index*	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index*	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

*	Total return and gross index returns are presented. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

3

VOYA RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Voya Retirement Portfolios consist of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds).(1) The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser).*

Portfolio Specifics: Over the reporting period, the Portfolios met their performance objectives by minimizing performance deviation relative to their strategic asset allocation benchmarks. Due to the strategic nature of the Portfolios, no tactical asset allocation moves were made during the period. As part of the annual review, we made changes to the strategic asset allocations at the end of June. Strategic changes included increasing emerging market equities and core fixed income, and decreasing developed international equities and Treasury inflation-protected securities (“TIPS”) in the Voya Retirement Conservative Portfolio.

In addition, we increased U.S. large-capitalization equities and TIPS, funded by lowered allocations to domestic mid- and small-cap equities, developed international and emerging market equities, as well as core fixed income in the Voya Retirement Growth Portfolio, the Voya Retirement Moderate Growth and the Voya Retirement Moderate Portfolio.

The underlying index funds performed as expected, minimizing performance deviation relative to their respective strategic allocation benchmarks, before the deduction of fees.

Current Strategy and Outlook: Our overarching investment thesis continues to be that the global growth slowdown ex-United States, which began in 2018, is abating. Policy responses from the U.S. Federal Reserve Board (“Fed”) and other central banks around the world are starting to feed through to the real economy. Dubbed as “insurance” cuts, the Fed moves are bearing fruit: inflation is ticking up towards the Fed’s 2% target, confidence has been revived and economic activity is increasing.

Reaccelerating economic growth is a global phenomenon and we think global equities are at an inflection point. Growth is turning, but our research suggests that it has not been fully incorporated into asset prices. We see light institutional equity positioning and relatively weak mutual fund flows. Market breadth is encouraging, with approximately 80% of all industry groups in uptrends. Additionally, we believe that liquidity is abundant and is flowing through raw materials prices, which are rising.

Even with the exceptional returns produced by stocks in 2019, we maintain our overweight to equity with a preference for U.S. large caps, where promising fundamentals outweigh valuations above historical averages. We expect U.S. stocks, which are dominated by technology companies, to outperform EAFE stocks, which are heavily weighted in financials. We have become more sanguine on international stocks overall, but prefer emerging to developed market equities.

We believe the quieting of trade tensions is helping developing countries. China manufacturing PMIs are looking up, as modest stimulus measures initiated at the beginning of 2019 start to take effect. In a sign of commitment to keep the momentum of industrial improvement going, the People’s Bank of China announced it will cut banks’ reserve requirement ratio. Barring an abrupt, significant and sustained change in the economic data, we think U.S. monetary policy is unlikely to change any time soon. Therefore, a stable to slightly weaker U.S. dollar should serve as an additional tailwind for China and other export oriented or dollar debt leveraged emerging market countries.

As always, risks to our outlook are manifold. Perhaps the most concerning, in our view, are those of a geopolitical nature. In recognition of our limited visibility on that front, we remain overweight investment grade bonds within our multi-asset portfolios. While geopolitically induced volatility could derail our forecast, such events and their impacts on the markets are nearly impossible to predict. We think there is a higher probability that markets will be driven by fundamentals, which are solid.

*	Each Portfolio’s relative performance versus its respective benchmarks can be found on page 5.

(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2019.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

4

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT PORTFOLIOS

Total Returns for the Period Ended December 31, 2019
1 Year
Voya Retirement Conservative Portfolio, Class I	13.81%
S&P Target Risk® Conservative Index Total Return	13.99%
Voya Retirement Growth Portfolio, Class I	22.09%
S&P Target Risk Aggressive® Index Total Return	22.79%
Russell 3000® Index	31.02%
MSCI EAFE® Index	22.01%
Bloomberg Barclays U.S. Aggregate Bond (“BCAB”) Index	8.72%
Voya Retirement Moderate Portfolio, Class I	17.56%
S&P Target Risk® Moderate Index Total Return	15.71%
Russell 3000® Index	31.02%
MSCI EAFE® Index	22.01%
BCAB Index	8.72%
Voya Retirement Moderate Growth Portfolio, Class I	20.40%
S&P Target Risk® Growth Index Total Return	19.20%
Russell 3000® Index	31.02%
MSCI EAFE® Index	22.01%
BCAB Index	8.72%

Target Allocations as of 12/31/19 (as a percentage of net assets)(1)
Sub Asset Class	Conservative	Growth	Moderate	Moderate Growth
U.S. Large Blend	20.0%	43.0%	33.0%	43.0%
U.S. Mid Cap Blend	3.0%	8.0%	4.0%	5.0%
U.S. Small Cap	0.0%	5.0%	2.0%	3.0%
International	4.0%	13.0%	7.0%	9.0%
Emerging Markets	3.0%	6.0%	4.0%	5.0%
Core Fixed Income	61.0%	21.0%	41.0%	29.0%
TIPS	9.0%	4.0%	9.0%	6.0%
Total Equity	30.0%	75.0%	50.0%	65.0%
Total Fixed Income	70.0%	25.0%	50.0%	35.0%
	100.0%	100.0%	100.0%	100.0%

(1)	As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.

5

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	13.61%	4.33%	5.28%
Class I	13.81%	4.50%	5.50%
S&P Target Risk® Conservative Index Total Return	13.99%	4.84%	5.31%
S&P Target Risk® Conservative Index Gross	14.27%	5.10%	5.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Conservative Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk® Conservative Index Gross (“Gross Index”) to the S&P Target Risk® Conservative Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

6

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	21.55%	6.64%	7.94%
Class I	22.09%	7.10%	8.41%
S&P Target Risk Aggressive® Index Total Return	22.79%	7.79%	9.64%
S&P Target Risk Aggressive® Index Gross	23.09%	8.06%	9.92%
Russell 3000® Index	31.02%	11.24%	13.42%
MSCI EAFE® Index	22.01%	5.67%	5.50%
BCAB Index	8.72%	3.05%	3.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk Aggressive® Index Gross (“Gross Index”) to the S&P Target Risk Aggressive® Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

7

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	17.14%	5.30%	6.34%
Class I	17.56%	5.66%	6.70%
S&P Target Risk® Moderate Index Total Return	15.71%	5.44%	6.10%
S&P Target Risk® Moderate Index Gross	16.00%	5.70%	6.36%
Russell 3000® Index	31.02%	11.24%	13.42%
MSCI EAFE® Index	22.01%	5.67%	5.50%
BCAB Index	8.72%	3.05%	3.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk® Moderate Index Gross (“Gross Index”) to the S&P Target Risk® Moderate Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

8

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT MODERATE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	20.02%	6.25%	7.46%
Class I	20.40%	6.66%	7.87%
S&P Target Risk® Growth Index Total Return	19.20%	6.63%	7.87%
S&P Target Risk® Growth Index Gross	19.50%	6.90%	8.14%
Russell 3000® Index	31.02%	11.24%	13.42%
MSCI EAFE® Index	22.01%	5.67%	5.50%
BCAB Index	8.72%	3.05%	3.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk® Growth Index Gross (“Gross Index”) to the S&P Target Risk® Growth Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2019**
Voya Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,042.40	0.53%	$2.73	$1,000.00	$1,022.53	0.53%	$2.70
Class I	1,000.00	1,043.30	0.28	1.44	$1,000.00	1,023.79	0.28	1.43
Voya Retirement Growth Portfolio
Class ADV	$1,000.00	$1,070.50	0.68%	$3.55	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,072.80	0.26	1.36	1,000.00	1,023.89	0.26	1.33
Voya Retirement Moderate Portfolio
Class ADV	$1,000.00	$1,055.90	0.61%	$3.16	$1,000.00	$1,022.13	0.61%	$3.11
Class I	1,000.00	1,057.40	0.27	1.40	1,000.00	1,023.84	0.27	1.38
Voya Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,066.10	0.65%	$3.39	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,068.70	0.26	1.36	1,000.00	1,023.89	0.26	1.33

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees
Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio, and Voya Retirement Moderate Growth Portfolio (the Funds), each a series of Voya Investors Trust, including the portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the twoyear period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 26, 2020

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$386,415,195	$2,497,652,385	$936,891,643	$1,683,679,759
Investments in unaffiliated underlying funds at fair value**	37,908,178	103,634,316	92,031,112	106,739,056
Cash	826,016	2,346,759	1,920,001	1,026,992
Receivables:
Investments in affiliated underlying funds sold	—	2,669,179	288,471	1,914,678
Fund shares sold	1,360,969	125,498	30,741	5,830
Interest	497	1,186	1,164	1,440
Prepaid expenses	2,978	18,622	7,206	12,759
Other assets	16,976	155,502	57,453	103,919
Total assets	426,530,809	2,606,603,447	1,031,227,791	1,793,484,433
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,350,710	—	—	—
Payable for fund shares redeemed	10,193	2,794,677	319,213	614,449
Payable for investment management fees	131,959	553,835	271,144	383,780
Payable for distribution and shareholder service fees	90,354	921,458	291,646	583,794
Payable to trustees under the deferred compensation plan (Note 6)	16,976	155,502	57,453	103,919
Payable for trustee fees	2,094	13,024	5,118	8,977
Other accrued expenses and liabilities	49,499	276,905	114,644	209,476
Total liabilities	1,651,785	4,715,401	1,059,218	1,904,395
NET ASSETS	$424,879,024	$2,601,888,046	$1,030,168,573	$1,791,580,038
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$349,382,124	$2,254,488,547	$922,913,932	$1,570,469,600
Total distributable earnings	75,496,900	347,399,499	107,254,641	221,110,438
NET ASSETS	$424,879,024	$2,601,888,046	$1,030,168,573	$1,791,580,038

* Cost of investments in affiliated underlying funds	$327,602,735	$2,285,295,759	$874,751,639	$1,554,400,215
** Cost of investments in unaffiliated underlying funds	$35,780,067	$103,127,551	$88,583,315	$106,208,370
Class ADV
Net assets	$424,756,012	$2,553,927,291	$1,008,727,310	$1,769,059,786
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	45,645,220	196,470,613	87,325,351	146,231,171
Net asset value and redemption price per share	$9.31	$13.00	$11.55	$12.10

Class I
Net assets	$123,012	$47,960,755	$21,441,263	$22,520,252
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,014	3,667,374	1,832,941	1,876,848
Net asset value and redemption price per share	$9.45	$13.08	$11.70	$12.00

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,041,767	$69,307,907	$24,567,115	$45,539,120
Dividends from unaffiliated underlying funds	829,932	1,701,490	1,744,289	1,756,852
Interest	1,168	1,186	1,164	1,440
Total investment income	9,872,867	71,010,583	26,312,568	47,297,412

EXPENSES:
Investment management fees	1,093,818	6,313,734	2,586,242	4,370,128
Distribution and shareholder service fees:
Class ADV	2,093,827	12,784,223	5,021,476	8,868,846
Transfer agent fees	518	2,036	1,154	1,920
Shareholder reporting expense	11,214	46,043	13,425	21,540
Professional fees	21,111	100,318	39,130	75,519
Custody and accounting expense	29,392	133,786	44,042	84,506
Trustee fees	16,754	104,196	40,947	71,817
Miscellaneous expense	18,077	83,294	32,624	59,135

Interest expense	256	571	593	217
Total expenses	3,284,967	19,568,201	7,779,633	13,553,628
Waived and reimbursed fees	(1,038,537)	(1,920,163)	(1,593,804)	(1,961,769)
Net expenses	2,246,430	17,648,038	6,185,829	11,591,859
Net investment income	7,626,437	53,362,545	20,126,739	35,705,553
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,301,189	(7,089,670)	4,699,626	10,340,599
Sale of unaffiliated underlying funds	915,338	67,181	323,019	62,150
Capital gain distributions from affiliated underlying funds	7,604,013	140,591,273	35,341,781	82,348,370
Net realized gain	10,820,540	133,568,784	40,364,426	92,751,119
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	32,370,496	318,737,427	96,941,759	196,383,593
Unaffiliated underlying funds	2,313,384	506,765	3,660,424	530,686
Net change in unrealized appreciation (depreciation)	34,683,880	319,244,192	100,602,183	196,914,279
Net realized and unrealized gain	45,504,420	452,812,976	140,966,609	289,665,398
Increase in net assets resulting from operations	$53,130,857	$506,175,521	$161,093,348	$325,370,951

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Conservative Portfolio		Voya Retirement Growth Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$7,626,437	$7,505,307	$53,362,545	$43,002,792
Net realized gain	10,820,540	13,347,703	133,568,784	181,985,576
Net change in unrealized appreciation (depreciation)	34,683,880	(32,610,206)	319,244,192	(426,487,656)
Increase (decrease) in net assets resulting from operations	53,130,857	(11,757,196)	506,175,521	(201,499,288)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(18,553,699)	(20,314,882)	(232,360,607)	(266,303,828)
Class I	(3,535)	(1,539)	(4,625,627)	(4,792,936)
Total distributions	(18,557,234)	(20,316,421)	(236,986,234)	(271,096,764)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,957,062	25,539,384	12,832,178	8,309,931
Reinvestment of distributions	18,557,191	20,316,376	236,986,234	271,096,764
	50,514,253	45,855,760	249,818,412	279,406,695
Cost of shares redeemed	(60,509,716)	(70,207,985)	(410,938,244)	(380,257,285)
Net decrease in net assets resulting from capital share transactions	(9,995,463)	(24,352,225)	(161,119,832)	(100,850,590)
Net increase (decrease) in net assets	24,578,160	(56,425,842)	108,069,455	(573,446,642)

NET ASSETS:
Beginning of year or period	400,300,864	456,726,706	2,493,818,591	3,067,265,233
End of year or period	$424,879,024	$400,300,864	$2,601,888,046	$2,493,818,591

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Moderate Portfolio		Voya Retirement Moderate Growth Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$20,126,739	$18,650,450	$35,705,553	$31,044,007
Net realized gain	40,364,426	42,705,709	92,751,119	105,276,461
Net change in unrealized appreciation (depreciation)	100,602,183	(114,401,197)	196,914,279	(253,136,299)
Increase (decrease) in net assets resulting from operations	161,093,348	(53,045,038)	325,370,951	(116,815,831)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(62,980,933)	(66,693,112)	(146,075,017)	(169,238,894)
Class I	(1,264,979)	(1,252,742)	(1,883,900)	(2,141,323)
Total distributions	(64,245,912)	(67,945,854)	(147,958,917)	(171,380,217)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,874,534	14,449,278	17,828,813	10,671,117
Reinvestment of distributions	64,245,912	67,945,854	147,958,917	171,380,217
	89,120,446	82,395,132	165,787,730	182,051,334
Cost of shares redeemed	(145,338,094)	(162,130,311)	(287,935,946)	(292,994,805)
Net decrease in net assets resulting from capital share transactions	(56,217,648)	(79,735,179)	(122,148,216)	(110,943,471)
Net increase (decrease) in net assets	40,629,788	(200,726,071)	55,263,818	(399,139,519)

NET ASSETS:
Beginning of year or period	989,538,785	1,190,264,856	1,736,316,220	2,135,455,739
End of year or period	$1,030,168,573	$989,538,785	$1,791,580,038	$1,736,316,220

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Conservative Portfolio
Class ADV
12-31-19	8.57	0.17		0.98	1.15	0.17	0.24	—	0.41	—	9.31	13.61	0.78	0.53	0.53	1.82	424,756	24
12-31-18	9.24	0.17		(0.41)	(0.24)	0.17	0.26	—	0.43	—	8.57	(2.74)	0.77	0.52	0.52	1.74	400,267	33
12-31-17	8.89	0.14	•	0.54	0.68	0.13	0.20	—	0.33	—	9.24	7.76	0.76	0.51	0.51	1.57	456,710	15
12-31-16	8.81	0.09		0.32	0.41	0.13	0.20	—	0.33	—	8.89	4.68	0.76	0.51	0.51	1.17	507,585	23
12-31-15	9.36	0.13		(0.20)	(0.07)	0.14	0.34	—	0.48	—	8.81	(0.80)	0.76	0.51	0.51	1.37	486,347	21
Class I
12-31-19	8.70	0.21	•	0.98	1.19	0.20	0.24	—	0.44	—	9.45	13.81	0.28	0.28	0.28	2.31	123	24
12-31-18	9.38	0.19	•	(0.41)	(0.22)	0.20	0.26	—	0.46	—	8.70	(2.54)	0.27	0.27	0.27	2.11	34	33
12-31-17	9.04	0.31	•	0.39	0.70	0.16	0.20	—	0.36	—	9.38	7.81	0.26	0.26	0.26	3.44	17	15
12-31-16	8.97	0.14		0.29	0.43	0.16	0.20	—	0.36	—	9.04	4.73	0.26	0.26	0.26	1.52	1	23
12-31-15	9.52	0.16		(0.20)	(0.04)	0.17	0.34	—	0.51	—	8.97	(0.50)	0.26	0.26	0.26	1.72	1	21
Voya Retirement Growth Portfolio
Class ADV
12-31-19	11.74	0.26	•	2.20	2.46	0.24	0.96	—	1.20	—	13.00	21.55	0.76	0.68	0.68	2.04	2,553,927	40
12-31-18	13.99	0.20	•	(1.13)	(0.93)	0.23	1.09	—	1.32	—	11.74	(7.47)	0.76	0.68	0.68	1.49	2,449,356	20
12-31-17	13.10	0.19	•	1.91	2.10	0.25	0.96	—	1.21	—	13.99	16.66	0.76	0.68	0.68	1.37	3,018,225	11
12-31-16	13.14	0.19	•	0.76	0.95	0.30	0.69	—	0.99	—	13.10	7.31	0.76	0.68	0.68	1.45	3,275,638	17
12-31-15	13.63	0.22	•	(0.49)	(0.27)	0.22	—	—	0.22	—	13.14	(2.03)	0.76	0.68	0.68	1.59	3,611,216	16
Class I
12-31-19	11.81	0.31	•	2.22	2.53	0.30	0.96	—	1.26	—	13.08	22.09	0.26	0.26	0.26	2.48	47,961	40
12-31-18	14.07	0.26		(1.13)	(0.87)	0.30	1.09	—	1.39	—	11.81	(7.05)	0.26	0.26	0.26	1.94	44,463	20
12-31-17	13.18	0.25	•	1.91	2.16	0.31	0.96	—	1.27	—	14.07	17.11	0.26	0.26	0.26	1.84	49,040	11
12-31-16	13.22	0.25		0.76	1.01	0.36	0.69	—	1.05	—	13.18	7.80	0.26	0.26	0.26	1.93	47,460	17
12-31-15	13.72	0.28		(0.49)	(0.21)	0.29	—	—	0.29	—	13.22	(1.62)	0.26	0.26	0.26	2.03	47,401	16
Voya Retirement Moderate Portfolio
Class ADV
12-31-19	10.51	0.22	•	1.54	1.76	0.22	0.50	—	0.72	—	11.55	17.14	0.77	0.61	0.61	1.96	1,008,727	31
12-31-18	11.79	0.19	•	(0.75)	(0.56)	0.21	0.51	—	0.72	—	10.51	(5.07)	0.77	0.61	0.61	1.68	972,232	27
12-31-17	11.35	0.17	•	1.14	1.31	0.20	0.67	—	0.87	—	11.79	11.82	0.76	0.60	0.60	1.50	1,170,685	12
12-31-16	11.49	0.15	•	0.51	0.66	0.23	0.57	—	0.80	—	11.35	5.78	0.76	0.60	0.60	1.34	1,257,324	15
12-31-15	12.68	0.18	•	(0.35)	(0.17)	0.11	0.91	—	1.02	—	11.49	(1.57)	0.76	0.60	0.60	1.47	1,387,932	18
Class I
12-31-19	10.64	0.25		1.58	1.83	0.27	0.50	—	0.77	—	11.70	17.56	0.27	0.27	0.27	2.35	21,441	31
12-31-18	11.93	0.24		(0.76)	(0.52)	0.26	0.51	—	0.77	—	10.64	(4.73)	0.27	0.27	0.27	2.03	17,307	27
12-31-17	11.48	0.22		1.14	1.36	0.24	0.67	—	0.91	—	11.93	12.21	0.26	0.26	0.26	1.86	19,580	12
12-31-16	11.62	0.20	•	0.51	0.71	0.28	0.57	—	0.85	—	11.48	6.12	0.26	0.26	0.26	1.68	17,956	15
12-31-15	12.82	0.23		(0.36)	(0.13)	0.16	0.91	—	1.07	—	11.62	(1.24)	0.26	0.26	0.26	1.81	19,000	18

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Moderate Growth Portfolio
Class ADV
12-31-19	10.97	0.23	•	1.91	2.14	0.23	0.78	—	1.01	—	12.10	20.02	0.76	0.65	0.65	1.98	1,769,060	39
12-31-18	12.80	0.19	•	(0.91)	(0.72)	0.22	0.89	—	1.11	—	10.97	(6.30)	0.76	0.65	0.65	1.56	1,716,501	22
12-31-17	12.23	0.18	•	1.53	1.71	0.23	0.91	—	1.14	—	12.80	14.56	0.76	0.65	0.65	1.42	2,111,439	10
12-31-16	12.76	0.18	•	0.67	0.85	0.28	1.10	—	1.38	—	12.23	6.81	0.76	0.65	0.65	1.46	2,275,963	16
12-31-15	13.54	0.21	•	(0.40)	(0.19)	0.22	0.37	—	0.59	—	12.76	(1.59)	0.76	0.65	0.65	1.56	2,521,814	16
Class I
12-31-19	10.90	0.29		1.87	2.16	0.28	0.78	—	1.06	—	12.00	20.40	0.26	0.26	0.26	2.41	22,520	39
12-31-18	12.73	0.24	•	(0.90)	(0.66)	0.28	0.89	—	1.17	—	10.90	(5.90)	0.26	0.26	0.26	1.97	19,816	22
12-31-17	12.17	0.24		1.52	1.76	0.29	0.91	—	1.20	—	12.73	15.05	0.26	0.26	0.26	1.84	24,017	10
12-31-16	12.71	0.24		0.66	0.90	0.34	1.10	—	1.44	—	12.17	7.25	0.26	0.26	0.26	1.86	22,088	16
12-31-15	13.50	0.26	•	(0.40)	(0.14)	0.28	0.37	—	0.65	—	12.71	(1.24)	0.26	0.26	0.26	1.95	21,862	16

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of twenty-two active separate investment series. The four series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Retirement Conservative Portfolio (“Conservative”), Voya Retirement Growth Portfolio (“Growth”), Voya Retirement Moderate Portfolio (“Moderate”) and Voya Retirement Moderate Growth Portfolio (“Moderate Growth”), each a diversified series of the Trust.

The classes of shares included in this report are: Adviser (“Class ADV”) and Institutional (“Class I”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$99,992,854	$121,621,854
Growth	1,053,950,170	1,401,065,634
Moderate	321,811,360	423,939,542
Moderate Growth	710,342,022	947,120,196

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.24% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.34% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service and distribution plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2019, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Conservative	21.31%
	Moderate	8.22

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7— EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	0.92%	0.67%
Growth	1.07%	0.82%
Moderate	1.00%	0.75%
Moderate Growth	1.04%	0.79%
(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2019, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment.

The Expense Limitation Agreement is contractual through May 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

As of December 31, 2019, the below Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expense	Amount
Growth	Custody	$123,452
Moderate	Custody	51,840
	Audit	11,308
Moderate Growth	Custody	88,341

NOTE 9 — LINE OF CREDIT

Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the

Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2019:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Conservative	2	$1,378,000	3.39%
Moderate	3	2,129,000	3.39
Moderate Growth	1	1,423,000	3.40

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Conservative
Class ADV
12/31/2019	3,536,081	—	2,070,725	(6,686,497)	(1,079,691)	31,837,511	—	18,553,699	(60,469,570)	(10,078,360)
12/31/2018	2,841,914	—	2,298,064	(7,821,481)	(2,681,503)	25,517,975	—	20,314,882	(70,204,573)	(24,371,716)
Class I
12/31/2019	12,992	—	384	(4,275)	9,101	119,551	—	3,492	(40,146)	82,897
12/31/2018	2,338	—	167	(386)	2,119	21,409	—	1,494	(3,412)	19,491
Growth
Class ADV
12/31/2019	863,657	—	18,906,477	(31,986,663)	(12,216,529)	10,699,562	—	232,360,607	(402,854,268)	(159,794,099)
12/31/2018	453,203	—	20,675,763	(28,248,002)	(7,119,036)	6,059,810	—	266,303,828	(376,782,863)	(104,419,225)
Class I
12/31/2019	167,795	—	374,848	(640,968)	(98,325)	2,132,616	—	4,625,627	(8,083,976)	(1,325,733)
12/31/2018	170,333	—	370,683	(260,600)	280,416	2,250,121	—	4,792,936	(3,474,422)	3,568,635
Moderate
Class ADV
12/31/2019	1,921,994	—	5,709,967	(12,776,626)	(5,144,665)	21,377,716	—	62,980,933	(142,891,944)	(58,533,295)
12/31/2018	1,135,735	—	5,981,445	(13,952,186)	(6,835,006)	12,809,304	—	66,693,112	(159,101,417)	(79,599,001)
Class I
12/31/2019	308,962	—	113,451	(215,680)	206,733	3,496,818	—	1,264,979	(2,446,150)	2,315,647
12/31/2018	145,008	—	111,157	(271,268)	(15,103)	1,639,974	—	1,252,742	(3,028,894)	(136,178)
Moderate Growth
Class ADV
12/31/2019	1,344,775	—	12,735,398	(24,267,390)	(10,187,217)	15,703,112	—	146,075,017	(284,531,681)	(122,753,552)
12/31/2018	791,749	—	14,269,721	(23,572,373)	(8,510,903)	9,798,257	—	169,238,894	(289,159,538)	(110,122,387)
Class I
12/31/2019	183,304	—	165,836	(290,771)	58,369	2,125,701	—	1,883,900	(3,404,265)	605,336
12/31/2018	71,549	—	182,240	(322,173)	(68,384)	872,860	—	2,141,323	(3,835,267)	(821,084)

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Conservative	$7,825,835	$10,731,399	$8,436,851	$11,879,570
Growth	47,827,676	189,158,558	47,951,500	223,145,264
Moderate	19,898,150	44,347,762	20,043,021	47,902,833
Moderate Growth	33,939,686	114,019,231	34,349,570	137,030,647

The tax-basis components of distributable earnings as of December 31, 2019 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Conservative	$9,995,366	$8,004,494	$57,510,468
Growth	56,092,200	100,096,833	191,356,987
Moderate	21,825,297	31,922,444	53,555,216
Moderate Growth	37,871,828	71,904,054	111,422,671

At December 31, 2019, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 12 — OTHER ACCOUNTING
PRONOUNCEMENTS (continued)

measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.

NOTE 13 — AUDITOR CHANGE (UNAUDITED)

On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

24

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 8.9%
669,401	Schwab U.S. TIPS ETF	$37,908,178	8.9
	Total Exchange-Traded Funds (Cost $35,780,067)	37,908,178	8.9

MUTUAL FUNDS: 91.0%
	Affiliated Investment Companies: 91.0%
1,088,760	Voya Emerging Markets Index Portfolio — Class I	13,326,416	3.1
1,623,413	Voya International Index Portfolio — Class I	17,224,417	4.1
945,505	Voya RussellTM Mid Cap Index Portfolio — Class I	12,906,139	3.1
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
23,504,850	Voya U.S. Bond Index Portfolio — Class I	$256,202,871	60.3
5,106,260	Voya U.S. Stock Index Portfolio — Class I	86,755,352	20.4

	Total Mutual Funds (Cost $327,602,735)	386,415,195	91.0
	Total Investments in Securities (Cost $363,382,802)	$424,323,373	99.9
	Assets in Excess of Other Liabilities	555,651	0.1
	Net Assets	$424,879,024	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$37,908,178	$—	$—	$37,908,178
Mutual Funds	386,415,195	—	—	386,415,195
Total Investments, at fair value	$424,323,373	$—	$—	$424,323,373

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$1,992,187	$237,383	$(2,276,598)	$47,028	$—	$152,300	$132,554	$—
Voya Emerging Markets Index Portfolio — Class I	7,971,688	6,203,968	(2,585,951)	1,736,711	13,326,416	192,270	(192,598)	—
Voya Euro STOXX 50® Index Portfolio — Class I	7,981,842	907,059	(8,567,642)	(321,259)	—	514,097	1,035,764	17,274
Voya FTSE 100 Index® Portfolio — Class I	4,985,947	1,072,661	(6,705,229)	646,621	—	506,431	(830,571)	160,769
Voya International Index Portfolio — Class I	—	16,774,327	(818,872)	1,268,962	17,224,417	—	24,578	—
Voya Japan TOPIX Index® Portfolio — Class I	4,977,422	1,356,875	(6,178,569)	(155,728)	—	234,621	(260,250)	661,819
Voya RussellTM Mid Cap Index Portfolio — Class I	12,026,667	3,624,164	(3,534,735)	790,043	12,906,139	189,247	271,748	2,116,472
Voya U.S. Bond Index Portfolio — Class I	227,380,364	55,562,761	(40,087,227)	13,346,973	256,202,871	5,957,167	(20,380)	—

See Accompanying Notes to Financial Statements

25

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Stock Index Portfolio — Class I	$81,375,233	$12,618,016	$(22,249,042)	$15,011,145	$86,755,352	$1,295,634	$2,140,344	$4,647,679
	$348,691,350	$98,357,214	$(93,003,865)	$32,370,496	$386,415,195	$9,041,767	$2,301,189	$7,604,013

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $366,812,905.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$57,510,468
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$57,510,468

See Accompanying Notes to Financial Statements

26

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.0%
1,830,025	Schwab U.S. TIPS ETF	$103,634,316	4.0
	Total Exchange-Traded Funds (Cost $103,127,551)	103,634,316	4.0

MUTUAL FUNDS: 96.0%
	Affiliated Investment Companies: 96.0%
13,174,742	Voya Emerging Markets Index Portfolio — Class I	161,258,839	6.2
31,902,970	Voya International Index Portfolio — Class I	338,490,510	13.0
15,243,093	Voya RussellTM Mid Cap Index Portfolio — Class I	208,068,220	8.0
9,151,166	Voya RussellTM Small Cap Index Portfolio — Class I	130,861,677	5.0

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
48,725,387	Voya U.S. Bond Index Portfolio — Class I	$531,106,717	20.4
66,384,133	Voya U.S. Stock Index Portfolio — Class I	1,127,866,422	43.4

	Total Mutual Funds (Cost $2,285,295,759)	2,497,652,385	96.0
	Total Investments in Securities (Cost $2,388,423,310)	$2,601,286,701	100.0
	Assets in Excess of Other Liabilities	601,345	0.0
	Net Assets	$2,601,888,046	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$103,634,316	$—	$—	$103,634,316
Mutual Funds	2,497,652,385	—	—	2,497,652,385
Total Investments, at fair value	$2,601,286,701	$—	$—	$2,601,286,701

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$49,481,579	$4,181,646	$(57,221,516)	$3,558,291	$—	$4,139,390	$566,939	$—
Voya Emerging Markets Index Portfolio — Class I	198,002,353	31,211,547	(79,006,599)	11,051,538	161,258,839	4,885,048	15,618,974	—
Voya Euro STOXX 50® Index Portfolio — Class I	179,675,732	12,083,507	(204,468,243)	12,709,004	—	9,047,950	6,519,461	397,752
Voya FTSE 100 Index® Portfolio — Class I	111,460,367	15,834,001	(151,707,087)	24,412,719	—	9,228,041	(26,024,761)	3,676,432
Voya Hang Seng Index Portfolio — Class I	12,471,301	4,032,170	(17,598,749)	1,095,278	—	705,863	(3,904,467)	2,721,391
Voya International Index Portfolio — Class I	—	334,268,512	(20,416,379)	24,638,377	338,490,510	—	1,101,240	—
Voya Japan TOPIX Index® Portfolio — Class I	117,444,474	25,018,988	(150,706,721)	8,243,259	—	4,602,459	(15,810,811)	13,587,373
Voya RussellTM Mid Cap Index Portfolio — Class I	248,982,632	52,012,553	(125,864,302)	32,937,337	208,068,220	3,998,725	(16,762,454)	44,805,352

See Accompanying Notes to Financial Statements

27

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya RussellTM Small Cap Index Portfolio — Class I	$124,268,952	$27,614,381	$(33,782,314)	$12,760,658	$130,861,677	$1,413,744	$2,420,441	$13,475,555
Voya U.S. Bond Index Portfolio — Class I	619,470,485	105,140,375	(226,020,677)	32,516,534	531,106,717	14,304,153	2,705,259	—
Voya U.S. Stock Index Portfolio — Class I	834,331,314	334,766,116	(196,045,440)	154,814,432	1,127,866,422	16,982,534	26,480,510	61,927,417
	$2,495,589,189	$946,163,796	$(1,262,838,027)	$318,737,427	$2,497,652,385	$69,307,907	$(7,089,670)	$140,591,273

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $2,409,929,714.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$191,356,987
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$191,356,987

See Accompanying Notes to Financial Statements

28

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 8.9%
1,625,130	Schwab U.S. TIPS ETF	$92,031,112	8.9
	Total Exchange-Traded Funds (Cost $88,583,315)	92,031,112	8.9

MUTUAL FUNDS: 91.0%
	Affiliated Investment Companies: 91.0%
3,499,798	Voya Emerging Markets Index Portfolio — Class I	42,837,528	4.2
6,847,247	Voya International Index Portfolio — Class I	72,649,288	7.1
3,038,211	Voya RussellTM Mid Cap Index Portfolio — Class I	41,471,573	4.0
1,459,016	Voya RussellTM Small Cap Index Portfolio — Class I	20,863,928	2.0
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
37,986,908	Voya U.S. Bond Index Portfolio — Class I	$414,057,294	40.2
20,306,771	Voya U.S. Stock Index Portfolio — Class I	345,012,032	33.5

	Total Mutual Funds
	(Cost $874,751,639)	936,891,643	91.0
	Total Investments in Securities (Cost $963,334,954)	$1,028,922,755	99.9
	Assets in Excess of Other Liabilities	1,245,818	0.1
	Net Assets	$1,030,168,573	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$92,031,112	$—	$—	$92,031,112
Mutual Funds	936,891,643	—	—	936,891,643

Total Investments, at fair value	$1,028,922,755	$—	$—	$1,028,922,755

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$12,296,337	$1,100,203	$(14,345,702)	$949,162	$—	$1,000,023	$104,793	$—
Voya Emerging Markets Index Portfolio — Class I	49,203,837	8,460,363	(17,505,966)	2,679,294	42,837,528	1,190,086	4,133,215	—
Voya Euro STOXX 50® Index Portfolio — Class I	44,340,615	2,519,580	(49,217,592)	2,357,397	—	2,141,950	2,466,899	96,234
Voya FTSE 100 Index® Portfolio — Class I	29,544,153	4,415,392	(39,673,102)	5,713,557	—	2,316,742	(5,818,862)	955,330
Voya Hang Seng Index Portfolio — Class I	2,478,931	721,109	(3,467,047)	267,007	—	91,345	(669,386)	460,665
Voya International Index Portfolio — Class I	—	71,576,500	(4,219,877)	5,292,665	72,649,288	—	209,543	—
Voya Japan TOPIX Index® Portfolio — Class I	29,492,908	6,131,619	(37,717,498)	2,092,971	—	1,121,773	(3,955,054)	3,319,639
Voya RussellTM Mid Cap Index Portfolio — Class I	49,492,264	11,753,736	(24,002,233)	4,227,806	41,471,573	779,441	(842,662)	8,732,335

See Accompanying Notes to Financial Statements

29

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya RussellTM Small Cap Index Portfolio — Class I	$29,643,384	$6,793,995	$(18,217,196)	$2,643,745	$20,863,928	$329,490	$339,082	$3,151,970
Voya U.S. Bond Index Portfolio — Class I	433,423,330	63,110,992	(105,854,263)	23,377,235	414,057,294	10,420,142	1,283,494	—
Voya U.S. Stock Index Portfolio — Class I	251,208,625	110,162,048	(63,699,561)	47,340,920	345,012,032	5,176,123	7,448,566	18,625,607
	$931,124,384	$286,745,537	$(377,920,037)	$96,941,759	$936,891,643	$24,567,115	$4,699,626	$35,341,781

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $975,367,539.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$53,866,885
Gross Unrealized Depreciation	(311,669)
Net Unrealized Appreciation	$53,555,216

See Accompanying Notes to Financial Statements

30

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.9%
1,884,850	Schwab U.S. TIPS ETF	$106,739,056	5.9
	Total Exchange-Traded Funds
	(Cost $106,208,370)	106,739,056	5.9

MUTUAL FUNDS: 94.0%
	Affiliated Investment Companies: 94.0%
7,577,283	Voya Emerging Markets Index Portfolio — Class I	92,745,944	5.2
15,245,728	Voya International Index Portfolio — Class I	161,757,171	9.0
6,576,360	Voya RussellTM Mid Cap Index Portfolio — Class I	89,767,314	5.0
3,789,987	Voya RussellTM Small Cap Index Portfolio — Class I	54,196,817	3.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
46,485,799	Voya U.S. Bond Index Portfolio — Class I	$506,695,208	28.3
45,822,090	Voya U.S. Stock Index Portfolio — Class I	778,517,305	43.5

	Total Mutual Funds
	(Cost $1,554,400,215)	1,683,679,759	94.0
	Total Investments in Securities (Cost $1,660,608,585)	$1,790,418,815	99.9
	Assets in Excess of Other Liabilities	1,161,223	0.1
	Net Assets	$1,791,580,038	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$106,739,056	$—	$—	$106,739,056
Mutual Funds	1,683,679,759	—	—	1,683,679,759
Total Investments, at fair value	$1,790,418,815	$—	$—	$1,790,418,815

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$30,157,385	$2,522,988	$(34,781,059)	$2,100,686	$—	$2,401,112	$614,465	$—
Voya Emerging Markets Index Portfolio — Class I	120,675,523	19,465,179	(51,247,855)	3,853,097	92,745,944	2,939,094	12,052,771	—
Voya Euro STOXX 50® Index Portfolio — Class I	94,940,229	6,164,064	(106,545,065)	5,440,772	—	4,612,817	4,918,127	207,495
Voya FTSE 100 Index® Portfolio — Class I	64,695,971	8,640,609	(86,921,232)	13,584,652	—	4,614,248	(13,455,469)	2,106,616
Voya Hang Seng Index Portfolio — Class I	4,343,073	6,048,781	(10,841,722)	449,868	—	325,328	(1,960,201)	1,060,330
Voya International Index Portfolio — Class I	—	158,429,033	(8,474,869)	11,803,007	161,757,171	—	425,578	—
Voya Japan TOPIX Index® Portfolio — Class I	64,582,429	13,446,995	(82,284,023)	4,254,599	—	2,515,021	(8,450,141)	7,413,163
Voya RussellTM Mid Cap Index Portfolio — Class I	121,391,291	26,426,563	(68,981,139)	10,930,599	89,767,314	1,923,606	(3,648,675)	21,566,549

See Accompanying Notes to Financial Statements

31

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/2018	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya RussellTM Small Cap Index Portfolio — Class I	$69,243,522	$15,142,932	$(36,889,991)	$6,700,354	$54,196,817	$775,528	$542,260	$7,412,787
Voya U.S. Bond Index Portfolio — Class I	604,068,266	92,849,550	(221,099,948)	30,877,340	506,695,208	13,723,264	3,023,122	—
Voya U.S. Stock Index Portfolio — Class I	563,433,903	250,686,760	(141,991,977)	106,388,619	778,517,305	11,709,102	16,278,764	42,581,428
	$1,737,531,592	$599,823,454	$(850,058,880)	$196,383,593	$1,683,679,759	$45,539,120	$10,340,599	$82,348,370

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $1,678,996,144.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$111,739,158
Gross Unrealized Depreciation	(316,487)
Net Unrealized Appreciation	$111,422,671

See Accompanying Notes to Financial Statements

32

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Retirement Conservative Portfolio
Class ADV	NII	$0.1713
Class I	NII	$0.1953
All Classes	STCG	$0.0016
All Classes	LTCG	$0.2371
Voya Retirement Growth Portfolio
Class ADV	NII	$0.2414
Class I	NII	$0.3035
All Classes	LTCG	$0.9593
Portfolio Name	Type	Per Share Amount
Voya Retirement Moderate Portfolio
Class ADV	NII	$0.2248
Class I	NII	$0.2677
All Classes	LTCG	$0.5028
Voya Retirement Moderate Growth Portfolio
Class ADV	NII	$0.2313
Class I	NII	$0.2843
All Classes	LTCG	$0.7792

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Retirement Conservative Portfolio	23.90%
Voya Retirement Growth Portfolio	46.11%
Voya Retirement Moderate Portfolio	31.96%
Voya Retirement Moderate Growth Portfolio	42.95%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Retirement Conservative Portfolio	$10,731,399
Voya Retirement Growth Portfolio	$189,158,558
Voya Retirement Moderate Portfolio	$44,347,762
Voya Retirement Moderate Growth Portfolio	$114,019,231

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2019:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Retirement Conservative Portfolio	$35,060	$0.0008	6.28%
Voya Retirement Growth Portfolio	$425,967	$0.0021	21.29%
Voya Retirement Moderate Portfolio	$113,074	$0.0013	13.26%
Voya Retirement Moderate Growth Portfolio	$244,999	$0.0017	17.25%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	146	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	146	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	146	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	146	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	146	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant (May 2001–Present).	146	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015–Present	Retired.	146	None.

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).
(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*	Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Trustee of the Board.

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020–Present	Vice President and Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–Present).
(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, and Voya Retirement Moderate Portfolio, each a series of the Trust (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Retirement Conservative Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year and five-year periods, and the second quintile for the year-to-date, three-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

regarding the effect that the limited size of its Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the five-year and ten-year periods, and the fourth quintile for the year-to-date and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of asset allocation on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of

AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the effect that the limited size of its Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and five-year periods, and the third quintile for the one-year, five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the effect that the limited size of its Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Moderate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, and the second quintile for the year-to-date, one-year, three-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) Management’s representations regarding the effect that the limited size of its Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group; and (3) Management’s representations regarding its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

42

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-RETADVI (1219-021420)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $556,585 for the year ended December 31, 2019 and $582,632 for the year ended December 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2019 and $64,800 for the year ended December 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $123,718 for the year ended December 31, 2019 and $147,078 for the year ended December 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $10,896 for the year ended December 31, 2019 and $0 for the year ended December 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee [1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-
Approval
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.			Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2019 and December 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2019	2018
Voya Investors Trust	$134,614	$211,878
Voya Investments, LLC (1)	$107,750	$38,950

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

Voya Investors Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® BlackRock Inflation Protected Bond Portfolio (the “Funds”), each a series of Voya Investors Trust, including the summary portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 21, 2020

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.2%
	Australia: 3.5%
150,972	Charter Hall Group	$1,175,814	0.5
183,870	Goodman Group	1,727,860	0.8
267,433	Ingenia Communities Group	930,848	0.4
1,899,616	Mirvac Group	4,251,904	1.8
		8,086,426	3.5

	Belgium: 0.8%
22,490	Shurgard Self Storage SA	857,723	0.4
5,323	Warehouses De Pauw SCA	969,317	0.4
		1,827,040	0.8

	Canada: 2.0%
91,315	Canadian Apartment Properties REIT	3,727,702	1.6
93,200	Chartwell Retirement Residences	997,636	0.4
		4,725,338	2.0

	Finland: 0.4%
49,666	Kojamo Oyj	902,512	0.4

	France: 2.7%
16,613	ICADE	1,808,949	0.8
20,737	Klepierre SA	788,921	0.3
23,285	Unibail-Rodamco-Westfield	3,673,623	1.6
		6,271,493	2.7

	Germany: 4.2%
90,505	Alstria Office REIT-AG	1,700,458	0.7
31,027	Deutsche Euroshop AG	919,499	0.4
23,948	Deutsche Wohnen SE	974,133	0.4
54,461	TAG Immobilien AG	1,352,582	0.6
52,337	TLG Immobilien AG	1,670,205	0.7
60,486	Vonovia SE	3,248,679	1.4
		9,865,556	4.2

	Hong Kong: 6.3%
278,500	Kerry Properties Ltd.	884,539	0.4
703,842	Link REIT	7,456,487	3.2
1,225,000	New World Development Ltd.	1,679,160	0.7
1,974,000	Sino Land Co.	2,865,278	1.2
214,000	Swire Properties Ltd.	708,949	0.3
177,000	Wheelock & Co., Ltd.	1,179,933	0.5
		14,774,346	6.3

	Ireland: 0.4%
556,353	Hibernia REIT plc	891,163	0.4

	Japan: 11.9%
53,300	Aeon Mall Co., Ltd.	945,410	0.4
1,048	AEON REIT Investment Corp.	1,434,985	0.6
3,817	GLP J-Reit	4,738,975	2.0
404	Kenedix Retail REIT Corp.	1,028,079	0.5
1,277	LaSalle Logiport REIT	1,898,229	0.8
265,700	Mitsubishi Estate Co., Ltd.	5,084,137	2.2
87,729	Mitsui Fudosan Co., Ltd.	2,144,091	0.9
625	Nippon Prologis REIT, Inc.	1,591,819	0.7
58,800	Nomura Real Estate Holdings, Inc.	1,410,335	0.6
2,174	Orix JREIT, Inc.	4,712,239	2.0
917	Sankei Real Estate, Inc.	1,077,378	0.4
117,800	Tokyo Tatemono Co., Ltd.	1,838,717	0.8
		27,904,394	11.9

	Luxembourg: 0.6%
62,606	Grand City Properties SA	1,502,616	0.6

	Norway: 0.8%
111,708 (1)	Entra ASA	1,846,739	0.8

	Singapore: 2.5%
1,406,400	CapitaLand Ltd.	3,924,584	1.7
1,515,099	Mapletree Logistics Trust	1,959,796	0.8
		5,884,380	2.5

	Spain: 0.4%
71,094	Merlin Properties Socimi SA	1,021,864	0.4

	Sweden: 2.7%
119,581	Castellum AB	2,808,759	1.2
133,467	Fabege AB	2,217,043	0.9
74,855	Kungsleden AB	786,404	0.3
27,723	Pandox AB	627,488	0.3
		6,439,694	2.7

	United Kingdom: 6.0%
76,719	Big Yellow Group PLC	1,218,507	0.5
36,607	Derwent London PLC	1,944,447	0.8
96,199	Grainger PLC	399,098	0.2
98,945	Land Securities Group PLC	1,298,812	0.6
122,905	Safestore Holdings PLC	1,312,176	0.5
304,792	Segro PLC	3,629,326	1.6
601,898 (1)	Tritax EuroBox PLC	755,018	0.3
169,797	Unite Group PLC	2,833,924	1.2
40,876	Workspace Group PLC	643,239	0.3
		14,034,547	6.0

	United States: 54.0%
30,060	Alexandria Real Estate Equities, Inc.	4,857,095	2.1
62,935	American Campus Communities, Inc.	2,959,833	1.3
113,339	Brandywine Realty Trust	1,785,089	0.8
181,709	Brixmor Property Group, Inc.	3,926,731	1.7
36,047	Camden Property Trust	3,824,587	1.6
77,915	Columbia Property Trust, Inc.	1,629,203	0.7
76,684	Cousins Properties, Inc.	3,159,381	1.3
28,934	Crown Castle International Corp.	4,112,968	1.8
92,907	CubeSmart	2,924,712	1.2
60,068	CyrusOne, Inc.	3,930,249	1.7
73,631	Duke Realty Corp.	2,552,787	1.1
3,994	Equinix, Inc.	2,331,298	1.0

See Accompanying Notes to Financial Statements

1

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.2% (continued)
	United States: 54.0% (continued)
95,912	Equity Residential	7,761,199	3.3
15,318	Essex Property Trust, Inc.	4,608,573	2.0
112,020	Healthcare Trust of America, Inc.	3,391,966	1.4
129,783	Healthpeak Properties, Inc.	4,473,620	1.9
199,980	Host Hotels & Resorts, Inc.	3,709,629	1.6
83,820	Hudson Pacific Properties, Inc.	3,155,823	1.3
213,114	Invitation Homes, Inc.	6,387,027	2.7
102,984	Medical Properties Trust, Inc.	2,173,992	0.9
90,298	MGM Growth Properties LLC	2,796,529	1.2
81,202	Piedmont Office Realty Trust, Inc.	1,805,932	0.8
133,295	ProLogis, Inc.	11,881,916	5.1
31,652 (2)	QTS Realty Trust, Inc.	1,717,754	0.7
137,929	Retail Properties of America, Inc.	1,848,249	0.8
49,331	Simon Property Group, Inc.	7,348,346	3.1
119,790	SITE Centers Corp.	1,679,456	0.7
116,627	STORE Capital Corp.	4,343,189	1.9
105,028	Sunstone Hotel Investors, Inc.	1,461,990	0.6
41,051	Taubman Centers, Inc.	1,276,276	0.5
623,100	VEREIT, Inc.	5,757,444	2.5
167,270	VICI Properties, Inc.	4,273,748	1.8
24,147	Vornado Realty Trust	1,605,775	0.7
62,306	Welltower, Inc.	5,095,385	2.2
		126,547,751	54.0

	Total Common Stock
	(Cost $184,978,901)	232,525,859	99.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Repurchase Agreements: 0.3%
632,792 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $632,846, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $645,448, due 06/30/21-12/01/49)
	(Cost $632,792)	632,792	0.3

	Total Short-Term Investments
	(Cost $632,792)	632,792	0.3

	Total Investments in Securities (Cost $185,611,693)	$233,158,651	99.5
	Assets in Excess of Other Liabilities	1,215,681	0.5
	Net Assets	$234,374,332	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

2

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.6%
	Communication Services: 4.0%
13,886 (1)	Charter Communications, Inc.	$6,735,821	1.5
117,538	Comcast Corp. – Class A	5,285,684	1.2
2,829,045	Vodafone Group PLC	5,492,272	1.3
		17,513,777	4.0

	Consumer Discretionary: 8.6%
216,734 (1)	Capri Holdings Ltd.	8,268,402	1.9
175,922	Carnival Corp.	8,942,115	2.0
154,147	eBay, Inc.	5,566,248	1.3
317,193	General Motors Co.	11,609,264	2.6
1,306,532	Kingfisher PLC	3,761,177	0.8
		38,147,206	8.6

	Consumer Staples: 7.8%
67,231	Kellogg Co.	4,649,696	1.0
153,226	Mondelez International, Inc.	8,439,688	1.9
165,055	Philip Morris International, Inc.	14,044,530	3.2
177,501 (1)	US Foods Holding Corp.	7,435,517	1.7
		34,569,431	7.8

	Energy: 10.6%
1,124,908	BP PLC	7,076,626	1.6
188,897	Canadian Natural Resources Ltd.	6,109,641	1.4
55,200	Chevron Corp.	6,652,152	1.5
244,570	Devon Energy Corp.	6,351,483	1.4
423,607	Marathon Oil Corp.	5,752,583	1.3
315,954	Royal Dutch Shell PLC - Class A	9,356,794	2.1
260,814	TechnipFMC PLC	5,591,852	1.3
		46,891,131	10.6

	Financials: 25.5%
248,608	American International Group, Inc.	12,761,049	2.9
155,213	AXA Equitable Holdings, Inc.	3,846,178	0.9
430,454	Bank of America Corp.	15,160,590	3.4
171,244	Citigroup, Inc.	13,680,683	3.1
217,724	Citizens Financial Group, Inc.	8,841,772	2.0
38,963	Goldman Sachs Group, Inc.	8,958,763	2.0
53,688	JPMorgan Chase & Co.	7,484,107	1.7
229,603	Morgan Stanley	11,737,305	2.6
69,801	PNC Financial Services Group, Inc.	11,142,334	2.5
141,208	Truist Financial Corp.	7,952,834	1.8
95,074	Wells Fargo & Co.	5,114,981	1.1
32,544	Willis Towers Watson PLC	6,571,935	1.5
		113,252,531	25.5

	Health Care: 16.4%
57,653 (1)	Alcon, Inc.	3,265,559	0.7
19,201	Anthem, Inc.	5,799,278	1.3
136,415	Bristol-Myers Squibb Co.	8,756,479	2.0
94,574	CVS Health Corp.	7,025,902	1.6
141,071	GlaxoSmithKline PLC	3,314,773	0.8
110,062	Johnson & Johnson	16,054,744	3.6
43,587	McKesson Corp.	6,028,954	1.3
53,243	Medtronic PLC	6,040,418	1.4
102,937	Pfizer, Inc.	4,033,072	0.9
65,304	Sanofi	6,558,344	1.5
39,589	Zimmer Biomet Holdings, Inc.	5,925,682	1.3
		72,803,205	16.4

	Industrials: 6.6%
93,495	CSX Corp.	6,765,298	1.5
54,452	General Dynamics Corp.	9,602,610	2.2
51,218	Ingersoll-Rand PLC - Class A	6,807,897	1.5
148,742	Johnson Controls International plc	6,055,287	1.4
		29,231,092	6.6

	Information Technology: 10.9%
25,246	Apple, Inc.	7,413,488	1.7
99,086	Cisco Systems, Inc.	4,752,164	1.1
121,813	Cognizant Technology Solutions Corp.	7,554,842	1.7
140,560	Intel Corp.	8,412,516	1.9
37,137	NXP Semiconductor NV - NXPI - US	4,726,055	1.1
159,015	Oracle Corp.	8,424,615	1.9
78,138	Qualcomm, Inc.	6,894,116	1.5
		48,177,796	10.9

	Materials: 4.1%
239,699	Corteva, Inc.	7,085,503	1.6
76,962	Dow, Inc.	4,212,130	1.0
56,784	DowDuPont, Inc.	3,645,533	0.8
68,652 (2)	Nutrien Ltd.	3,289,117	0.7
		18,232,283	4.1

	Utilities: 2.1%
26,711	Duke Energy Corp.	2,436,310	0.5
74,443	Exelon Corp.	3,393,856	0.8
73,235	FirstEnergy Corp.	3,559,221	0.8
		9,389,387	2.1

	Total Common Stock
	(Cost $352,519,931)	428,207,839	96.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.2%
	Repurchase Agreements: 0.7%
1,000,000 (3)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,020,089, due 09/01/24-11/01/49)	1,000,000	0.2

See Accompanying Notes to Financial Statements

3

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.2% (continued)
	Repurchase Agreements: 0.7% (continued)
296,644 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $296,670, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $302,604, due 01/15/20-11/15/48)	296,644	0.1
1,000,000 (3)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,020,000, due 02/13/20-09/20/69)	1,000,000	0.2
1,000,000 (3)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.030%, Market Value plus accrued interest $1,020,000, due 01/14/20-12/20/49)	1,000,000	0.2

	Total Repurchase Agreements
	(Cost $3,296,644)	3,296,644	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.5%
15,458,088 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%
	(Cost $15,458,088)	15,458,088	3.5

	Total Short-Term Investments
	(Cost $18,754,732)	18,754,732	4.2

	Total Investments in Securities (Cost $371,274,663)	$446,962,571	100.8
	Liabilities in Excess of Other Assets	(3,570,905)	(0.8)
	Net Assets	$443,391,666	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

4

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.7%
	Argentina: 1.5%
13,888 (1)	MercadoLibre, Inc.	$7,943,103	1.5

	Australia: 0.2%
161,935	Oil Search Ltd.	825,713	0.2

	Brazil: 5.1%
1,332,434	Ambev SA ADR	6,209,142	1.2
601,970	B3 SA - Brasil Bolsa Balcao	6,430,172	1.3
441,285	Lojas Renner SA	6,163,970	1.2
115,931	Raia Drogasil SA	3,217,376	0.6
112,530 (1)	XP, Inc.	4,334,656	0.8
		26,355,316	5.1

	China: 29.1%
134,592 (1)	Alibaba Group Holding Ltd. ADR	28,546,963	5.6
2,631,300 (1),(2)	Budweiser Brewing Co. APAC Ltd.	8,880,971	1.7
366,876	Foshan Haitian Flavouring & Food Co. Ltd. - A Shares	5,672,285	1.1
149,816	Huazhu Group Ltd. ADR	6,003,127	1.2
1,001,484	Inner Mongolia Yili Industrial Group Co. Ltd. - A Shares - XSHG	4,455,479	0.9
90,800	Inner Mongolia Yili Industrial Group Co. Ltd. - A Shares - XSSC	403,958	0.1
34,600	Kweichow Moutai Co. Ltd. - A Shares	5,888,136	1.1
555,577 (1)	Meituan Dianping- Class B	7,259,255	1.4
702,200	Midea Group Co. Ltd. - A Shares	5,887,406	1.1
21,487	NetEase, Inc. ADR	6,588,774	1.3
57,105 (1)	New Oriental Education & Technology Group, Inc. ADR	6,923,981	1.4
2,796,475	Ping An Bank Co. Ltd. - A Shares	6,616,675	1.3
1,106,000	Ping An Insurance Group Co. of China Ltd. - H Shares	13,087,815	2.6
366,400	Shenzhou International Group Holdings Ltd.	5,354,964	1.0
231,100	Sunny Optical Technology Group Co. Ltd.	4,004,064	0.8
420,000	Tencent Holdings Ltd.	20,233,986	4.0
528,000 (1),(2)	Wuxi Biologics Cayman, Inc. - H Shares	6,687,357	1.3
131,536	Yum China Holdings, Inc.	6,315,043	1.2
		148,810,239	29.1

	Egypt: 0.9%
901,337	Commercial International Bank Egypt SAE REG GDR	4,596,819	0.9

	Hong Kong: 7.8%
2,226,600	AIA Group Ltd.	23,419,304	4.6
177,900	Hong Kong Exchanges and Clearing Ltd.	5,779,567	1.1
1,328,500	Techtronic Industries Co., Ltd.	10,842,814	2.1
		40,041,685	7.8

	Hungary: 1.1%
105,128	OTP Bank Nyrt	5,504,502	1.1

	India: 19.9%
165,590	Asian Paints Ltd.	4,141,795	0.8
81,800	Britannia Industries Ltd.	3,471,212	0.7
335,570	HDFC Bank Ltd. ADR	21,265,071	4.1
32,053	HDFC Bank Ltd.	571,939	0.1
962,710 (2)	HDFC Life Insurance Co., Ltd.	8,447,273	1.6
215,530	Hindustan Unilever Ltd.	5,808,322	1.1
724,345	Housing Development Finance Corp.	24,491,882	4.8
303,548	IndusInd Bank Ltd.	6,422,735	1.3
1,678,098	ITC Ltd.	5,589,464	1.1
293,978	Kotak Mahindra Bank Ltd.	6,938,530	1.4
64,790	Maruti Suzuki India Ltd.	6,689,651	1.3
274,282	Tata Consultancy Services Ltd.	8,306,679	1.6
		102,144,553	19.9

	Indonesia: 2.5%
2,969,800	Bank Central Asia Tbk PT	7,142,388	1.4
18,697,200	Bank Rakyat Indonesia	5,918,149	1.1
		13,060,537	2.5

	Macau: 1.2%
1,111,600	Sands China Ltd.	5,939,357	1.2

	Mexico: 3.6%
24,709	Fomento Economico Mexicano SAB de CV ADR	2,335,248	0.5
1,283,124	Grupo Financiero Banorte	7,163,642	1.4
693,626	Infraestructura Energetica Nova SAB de CV	3,256,915	0.6
1,991,870	Wal-Mart de Mexico SAB de CV	5,718,297	1.1
		18,474,102	3.6

	Panama: 1.1%
51,730	Copa Holdings S.A.- Class A	5,590,978	1.1

	Peru: 0.9%
20,772	Credicorp Ltd.	4,427,136	0.9

	Portugal: 1.3%
395,130	Jeronimo Martins SGPS SA	6,511,492	1.3

	Russia: 2.3%
2,826,059	Sberbank of Russia PJSC	11,607,025	2.3

See Accompanying Notes to Financial Statements

5

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.7% (continued)
	South Africa: 4.2%
375,937	Bid Corp. Ltd.	8,865,172	1.7
56,301 (3)	Capitec Bank Holdings Ltd.	5,813,322	1.2
152,435	Mr Price Group Ltd.	1,990,130	0.4
825,987	Sanlam Ltd.	4,666,727	0.9
		21,335,351	4.2

	South Korea: 5.2%
12,390	NCSoft Corp.	5,781,238	1.1
431,546	Samsung Electronics Co., Ltd.	20,794,856	4.1
		26,576,094	5.2

	Spain: 0.2%
283,126	Prosegur Cia de Seguridad SA	1,168,709	0.2

	Taiwan: 7.5%
34,000	Largan Precision Co. Ltd.	5,679,300	1.1
455,000	President Chain Store Corp.	4,620,376	0.9
307,031	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,838,501	3.5
953,223	Taiwan Semiconductor Manufacturing Co., Ltd.	10,550,110	2.0
		38,688,287	7.5

	Turkey: 1.1%
367,200	BIM Birlesik Magazalar AS	2,880,073	0.6
213,710	Ford Otomotiv Sanayi AS	2,544,489	0.5
		5,424,562	1.1

	United States: 2.0%
47,630 (1)	EPAM Systems, Inc.	10,105,181	2.0

	Total Common Stock
	(Cost $334,560,118)	505,130,741	98.7

PREFERRED STOCK: 1.2%
	Brazil: 1.2%
648,295	Itau Unibanco Holding S.A.	5,979,005	1.2

	Total Preferred Stock
	(Cost $3,759,645)	5,979,005	1.2

	Total Long-Term Investments
	(Cost $338,319,763)	511,109,746	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 0.3%
342,970 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $343,000, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $349,829, due 01/25/20-10/15/60)	342,970	0.1
1,000,000 (4)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $1,000,096, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $1,020,000, due 04/15/20-03/31/21)	1,000,000	0.2

	Total Repurchase Agreements
	(Cost $1,342,970)	1,342,970	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
4,328,269 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%
	(Cost $4,328,269)	4,328,269	0.8

	Total Short-Term Investments
	(Cost $5,671,239)	5,671,239	1.1

	Total Investments in Securities (Cost $343,991,002)	$516,780,985	101.0
	Liabilities in Excess of Other Assets	(4,876,442)	(1.0)
	Net Assets	$511,904,543	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

6

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 63.3%
	Communication Services: 3.9%
11,332 (1),(2)	Alphabet, Inc. - Class A	$15,177,967	0.2
128,385 (2)	Alphabet, Inc. - Class C	171,653,313	2.3
507,900 (2)	Facebook, Inc. - Class A	104,246,475	1.4
		291,077,755	3.9

	Consumer Discretionary: 5.5%
84,100 (2)	Amazon.com, Inc.	155,403,344	2.1
464,743	Aptiv PLC	44,136,643	0.6
900,440	Hilton Worldwide Holdings, Inc.	99,867,800	1.3
115,300	McDonald's Corp.	22,784,433	0.3
875,061 (1)	Yum! Brands, Inc.	88,144,895	1.2
		410,337,115	5.5

	Consumer Staples: 1.1%
2,910,056 (3)	Keurig Dr Pepper, Inc.	84,246,121	1.1

	Energy: 0.3%
233,600 (3)	Concho Resources, Inc./Midland TX	20,456,352	0.3

	Financials: 5.8%
879,037	Intercontinental Exchange, Inc.	81,354,874	1.1
2,023,333	Marsh & McLennan Cos., Inc.	225,419,530	3.0
126,900	PNC Financial Services Group, Inc.	20,257,047	0.3
381,144	S&P Global, Inc.	104,071,369	1.4
		431,102,820	5.8

	Health Care: 14.5%
2,594,734 (2)	Alcon, Inc.	146,969,924	2.0
1,591,430 (2)	Avantor, Inc.	28,884,454	0.4
676,778 (1)	Becton Dickinson & Co.	184,063,313	2.5
1,262,599	Danaher Corp.	193,783,695	2.6
1,566,765 (2)	Envista Holdings Corp.	46,438,915	0.6
2,431,580 (3)	PerkinElmer, Inc.	236,106,418	3.1
525,521	Thermo Fisher Scientific, Inc.	170,726,007	2.3
248,100 (1)	UnitedHealth Group, Inc.	72,936,438	1.0
		1,079,909,164	14.5

	Industrials: 8.8%
2,026,569	Fortive Corp.	154,809,606	2.1
23,741,116	General Electric Co.	264,950,854	3.6
453,216	Roper Technologies, Inc.	160,542,704	2.1
810,662	Waste Connections, Inc.	73,600,003	1.0
		653,903,167	8.8

	Information Technology: 16.9%
2,036,793 (2)	Fiserv, Inc.	235,514,375	3.2
681,360	Global Payments, Inc.	124,389,082	1.7
1,453,199	Maxim Integrated Products	89,386,270	1.2
1,978,300	Microsoft Corp.	311,977,910	4.2
729,324	NXP Semiconductor NV - NXPI - US	92,813,772	1.2
457,998	TE Connectivity Ltd.	43,894,528	0.6
705,400 (1)	Texas Instruments, Inc.	90,495,766	1.2
1,442,775 (1),(3)	Visa, Inc. - Class A	271,097,423	3.6
		1,259,569,126	16.9

	Real Estate: 0.1%
32,100	American Tower Corp.	7,377,222	0.1

	Utilities: 6.4%
1,489,743	American Electric Power Co., Inc.	140,795,611	1.9
436,287 (3)	American Water Works Co., Inc.	53,597,858	0.7
392,101 (3)	Eversource Energy	33,356,032	0.5
188,311	NextEra Energy, Inc.	45,601,392	0.6
3,122,729	NiSource, Inc.	86,936,775	1.2
1,794,116	Xcel Energy, Inc.	113,908,425	1.5
		474,196,093	6.4

Total Common Stock
(Cost $3,626,169,992)		4,712,174,935	63.3

PREFERRED STOCK: 5.3%
	Consumer Discretionary: 0.1%
576,340 (2),(4),(5)	Aurora Innovation, Inc., - Series B	5,325,555	0.1

	Financials: 1.6%
250,000 (2),(3),(6)	Charles Schwab Corp. - Series C	6,500,000	0.1
23,000 (2),(6)	Charles Schwab Corp. - Series D	609,500	0.0
550,000 (2),(6)	JPMorgan Chase & Co.	15,031,500	0.2
250,000 (2),(6)	US Bancorp	6,855,000	0.1
166,000 (2),(3),(6),(7)	US Bancorp - Series G	4,584,920	0.0
62,289 (2)	Wells Fargo & Co.	90,319,050	1.2
		123,899,970	1.6

	Health Care: 1.7%
982,882 (2),(3)	Avantor, Inc.	61,921,566	0.8
951,470 (2)	Becton Dickinson and Co.	62,283,226	0.9
		124,204,792	1.7

	Industrials: 0.2%
17,812 (2),(3)	Fortive Corp.	17,326,801	0.2

	Utilities: 1.7%
165,000 (2),(6)	Alabama Power Co.	4,468,200	0.1
176,676 (2),(3)	American Electric Power Co., Inc.	9,563,472	0.1
1,050,000 (2),(6)	CMS Energy Corp.	28,675,500	0.4
800,000 (2),(3),(6)	CMS Energy Corp.	21,416,000	0.3
560,000 (2),(6)	DTE Energy Co.	14,806,400	0.2
540,000 (2),(6)	Duke Energy Corp.	14,607,000	0.2
525,000 (2),(6),(7)	NiSource, Inc.	14,637,000	0.2
72,257 (2),(3),(6),(7)	SCE Trust III	1,762,348	0.0
498,060 (2),(3),(6),(7)	SCE Trust IV	12,207,451	0.2
76,530 (2),(6),(7)	SCE Trust V	1,887,995	0.0
		124,031,366	1.7

	Total Preferred Stock
	(Cost $346,867,456)	394,788,484	5.3

See Accompanying Notes to Financial Statements

7

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 16.4%
	Communications: 5.1%
8,975,000 (3),(8)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.000%, 03/01/2023	9,120,754	0.1
4,285,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/2023	4,338,520	0.1
12,375,000 (8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2023	12,656,098	0.2
28,235,000 (8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	29,840,160	0.4
38,178,000 (8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	40,131,568	0.5
9,450,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/2022	9,573,134	0.1
6,575,000 (3)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/2023	6,717,447	0.1
1,114,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 01/15/2024	1,136,742	0.0
9,901,000 (8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	10,255,802	0.1
2,725,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	2,742,583	0.0
5,540,000	Comcast Corp., 2.239%, (US0003M + 0.330%), 10/01/2020	5,550,258	0.1
4,375,000	Comcast Corp., 2.349%, (US0003M + 0.440%), 10/01/2021	4,397,661	0.1
5,115,000	Comcast Corp., 3.450%, 10/01/2021	5,265,191	0.1
3,026,000	Level 3 Financing, Inc., 5.375%, 08/15/2022	3,037,953	0.0
25,880,000 (3)	Netflix, Inc., 4.375%, 11/15/2026	26,574,878	0.4
48,465,000	Netflix, Inc., 4.875%, 04/15/2028	50,462,970	0.7
4,350,000 (3)	Netflix, Inc., 5.375%, 02/01/2021	4,495,725	0.1
3,275,000	Netflix, Inc., 5.500%, 02/15/2022	3,475,594	0.0
12,275,000 (3)	Netflix, Inc., 5.875%, 02/15/2025	13,712,218	0.2
48,940,000 (3)	Netflix, Inc., 5.875%, 11/15/2028	54,343,465	0.7
30,475,000 (3)	Netflix, Inc., 6.375%, 05/15/2029	34,759,785	0.5
7,870,000 (8)	Sirius XM Radio, Inc., 3.875%, 08/01/2022	8,056,858	0.1
6,510,000 (3),(8)	Sirius XM Radio, Inc., 4.625%, 05/15/2023	6,621,223	0.1
2,870,000	T-Mobile USA, Inc., 6.000%, 03/01/2023	2,927,644	0.0
1,410,000	T-Mobile USA, Inc., 6.500%, 01/15/2026	1,514,425	0.0
7,275,000 (3)	Verizon Communications, Inc., 2.894%, (US0003M + 1.000%), 03/16/2022	7,398,895	0.1
7,275,000	Verizon Communications, Inc., 3.125%, 03/16/2022	7,466,119	0.1
11,207,000 (8)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	11,421,026	0.2
		377,994,696	5.1

	Consumer, Cyclical: 2.3%
2,895,000	AutoZone, Inc., 2.500%, 04/15/2021	2,910,953	0.0
9,575,000 (3)	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/2027	10,325,704	0.1
8,530,000 (3)	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	8,789,440	0.1
2,648,905	Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	2,786,661	0.0
353,150	Continental Airlines 2012-1 Class B Pass Through Trust, 6.250%, 10/11/2021	356,100	0.0
2,090,000	Dollar Tree, Inc., 2.702%, (US0003M + 0.700%), 04/17/2020	2,090,401	0.0
4,260,000	Hilton Domestic Operating Co., Inc., 4.250%, 09/01/2024	4,352,293	0.1
3,715,000	Home Depot, Inc./The, 2.217%, (US0003M + 0.310%), 03/01/2022	3,724,488	0.1
3,305,000	Home Depot, Inc./The, 3.250%, 03/01/2022	3,414,355	0.1
27,235,000 (3),(8)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 06/01/2027	28,728,091	0.4
9,980,000 (8)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/2024	10,362,583	0.1

See Accompanying Notes to Financial Statements

8

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 16.4% (continued)
	Consumer, Cyclical: 2.3% (continued)
18,800,000 (8)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	19,881,470	0.3
2,340,000	Marriott International, Inc./MD, 2.535%, (US0003M + 0.650%), 03/08/2021	2,349,168	0.0
2,895,000 (3),(8)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	3,005,980	0.1
1,050,000 (3),(8)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,121,505	0.0
1,888,470	US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/2024	2,050,026	0.0
380,614	US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	411,209	0.0
647,218	US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	680,139	0.0
2,227,809	US Airways 2013-1 Class A Pass Through Trust, 3.950%, 05/15/2027	2,344,848	0.0
736,055	US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	766,742	0.0
19,225,000	Yum! Brands, Inc., 3.750%, 11/01/2021	19,665,253	0.3
13,520,000 (3)	Yum! Brands, Inc., 3.875%, 11/01/2020	13,677,339	0.2
9,660,000 (3)	Yum! Brands, Inc., 3.875%, 11/01/2023	9,977,959	0.1
13,215,000	Yum! Brands, Inc., 5.350%, 11/01/2043	13,128,244	0.2
5,885,000	Yum! Brands, Inc., 6.875%, 11/15/2037	6,846,815	0.1
		173,747,766	2.3

	Consumer, Non-cyclical: 4.0%
15,900,000 (8)	Avantor, Inc., 6.000%, 10/01/2024	16,986,208	0.2
65,084,000 (8)	Avantor, Inc., 9.000%, 10/01/2025	72,869,023	1.0
13,810,000	Becton Dickinson and Co., 2.894%, 06/06/2022	14,037,855	0.2
6,185,000 (3)	Becton Dickinson and Co., 2.917%, (US0003M + 1.030%), 06/06/2022	6,232,572	0.1
9,545,000	Becton Dickinson and Co., 3.363%, 06/06/2024	9,942,913	0.1
11,120,000 (8)	Bristol-Myers Squibb Co., 2.104%, (US0003M + 0.200%), 11/16/2020	11,128,023	0.2
17,005,000 (3),(8)	Bristol-Myers Squibb Co., 2.550%, 05/14/2021	17,173,732	0.2
2,790,000	Conagra Brands, Inc., 2.703%, (US0003M + 0.750%), 10/22/2020	2,790,287	0.0
16,320,000	Conagra Brands, Inc., 3.800%, 10/22/2021	16,841,251	0.2
6,885,000	Elanco Animal Health, Inc., 3.912%, 08/27/2021	7,063,362	0.1
1,297,000 (8)	Fresenius Medical Care US Finance, Inc., 5.750%, 02/15/2021	1,345,475	0.0
2,915,000	HCA Healthcare, Inc., 6.250%, 02/15/2021	3,045,446	0.0
7,545,000 (3),(8)	Hologic, Inc., 4.375%, 10/15/2025	7,805,944	0.1
1,565,000 (8)	Korn Ferry, 4.625%, 12/15/2027	1,576,737	0.0
23,365,000 (8)	Nestle Holdings, Inc., 3.100%, 09/24/2021	23,888,728	0.3
5,820,000	Philip Morris International, Inc., 2.000%, 02/21/2020	5,819,302	0.1
3,890,000	Philip Morris International, Inc., 2.315%, (US0003M + 0.420%), 02/21/2020	3,891,955	0.1
7,270,000	Philip Morris International, Inc., 2.625%, 02/18/2022	7,360,224	0.1
11,975,000 (8)	Reckitt Benckiser Treasury Services PLC, 2.375%, 06/24/2022	12,062,206	0.2
7,945,000 (8)	Reckitt Benckiser Treasury Services PLC, 2.495%, (US0003M + 0.560%), 06/24/2022	7,965,456	0.1
9,125,000 (3),(8)	Refinitiv US Holdings, Inc., 6.250%, 05/15/2026	9,974,537	0.1
11,970,000 (8)	Refinitiv US Holdings, Inc., 8.250%, 11/15/2026	13,503,357	0.2
5,925,000	Service Corp. International/US, 5.375%, 05/15/2024	6,115,104	0.1
5,925,000 (3)	Teleflex, Inc., 4.625%, 11/15/2027	6,290,336	0.1
7,275,000	Teleflex, Inc., 4.875%, 06/01/2026	7,623,091	0.1
3,760,000	Unilever Capital Corp., 3.000%, 03/07/2022	3,850,839	0.1
		297,183,963	4.0

	Energy: 0.3%
5,560,000	Enterprise Products Operating LLC, 3.500%, 02/01/2022	5,733,757	0.1
3,855,000	NuStar Logistics L.P., 4.800%, 09/01/2020	3,914,319	0.1
10,335,000	Shell International Finance BV, 2.351%, (US0003M + 0.450%), 05/11/2020	10,352,037	0.1
		20,000,113	0.3

	Financial: 1.6%
6,135,000	American Tower Corp., 3.300%, 02/15/2021	6,218,720	0.1

See Accompanying Notes to Financial Statements

9

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
6,150,000 (3),(7)	Bank of New York Mellon Corp., 4.625%, 12/31/2199	6,478,349	0.1
8,750,000 (7)	Bank of New York Mellon Corp., 4.950%, 12/31/2199	8,839,512	0.1
12,532,000	Crown Castle International Corp., 4.875%, 04/15/2022	13,274,784	0.2
20,700,000	Crown Castle International Corp., 5.250%, 01/15/2023	22,489,188	0.3
2,120,000	Equinix, Inc., 5.375%, 01/01/2022	2,148,493	0.0
2,170,000	Marsh & McLennan Cos, Inc., 2.350%, 03/06/2020	2,170,841	0.0
2,690,000	Marsh & McLennan Cos, Inc., 2.750%, 01/30/2022	2,732,873	0.0
1,115,000	Marsh & McLennan Cos, Inc., 3.300%, 03/14/2023	1,153,601	0.0
9,205,000 (3),(7)	PNC Financial Services Group, Inc./The, 5.000%, 12/31/2199	9,851,835	0.1
11,240,000	SBA Communications Corp., 4.000%, 10/01/2022	11,478,771	0.2
16,970,000	SBA Communications Corp., 4.875%, 07/15/2022	17,212,332	0.2
5,010,000	SBA Communications Corp., 4.875%, 09/01/2024	5,212,479	0.1
6,640,000 (7)	State Street Corp., 5.250%, 12/31/2199	6,810,714	0.1
4,935,000 (7)	US Bancorp, 5.300%, 12/31/2199	5,451,448	0.1
		121,523,940	1.6

	Industrial: 1.5%
4,335,000	Amphenol Corp., 2.200%, 04/01/2020	4,335,753	0.1
27,775,000 (3),(7)	General Electric Co., 5.000%, 12/31/2199	27,246,719	0.4
1,500,000	Lennox International, Inc., 3.000%, 11/15/2023	1,526,457	0.0
275,000 (8)	Moog, Inc., 5.250%, 12/01/2022	279,455	0.0
9,885,000 (3)	Northrop Grumman Corp., 2.550%, 10/15/2022	10,032,851	0.1
6,845,000 (8)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	7,021,841	0.1
8,525,000 (3),(8)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.501%, (US0003M + 3.500%), 07/15/2021	8,554,837	0.1
25,899,403	Reynolds Group Issuer, Inc., 5.750%, 10/15/2020	25,964,152	0.3
6,730,000	Roper Technologies, Inc., 3.650%, 09/15/2023	7,066,543	0.1
4,220,000 (8)	Sensata Technologies BV, 4.875%, 10/15/2023	4,504,808	0.1
5,100,000 (3),(8)	Sensata Technologies BV, 5.000%, 10/01/2025	5,550,509	0.1
1,430,000 (8)	Sensata Technologies BV, 5.625%, 11/01/2024	1,595,043	0.0
5,125,000 (3)	Welbilt, Inc., 9.500%, 02/15/2024	5,447,439	0.1
1,185,000	Xylem, Inc./NY, 3.250%, 11/01/2026	1,226,688	0.0
850,000	Xylem, Inc./NY, 4.875%, 10/01/2021	890,869	0.0
		111,243,964	1.5

	Technology: 0.9%
6,840,000	Fiserv, Inc., 2.700%, 06/01/2020	6,857,358	0.1
4,000,000	Fiserv, Inc., 3.800%, 10/01/2023	4,224,912	0.1
2,840,000 (3),(8)	Sensata Technologies UK Financing Co. PLC, 6.250%, 02/15/2026	3,065,354	0.0
47,166,000 (8)	Solera LLC / Solera Finance, Inc., 10.500%, 03/01/2024	50,144,297	0.7
		64,291,921	0.9

	Utilities: 0.7%
1,280,000	American Electric Power Co., Inc., 3.650%, 12/01/2021	1,320,614	0.0
4,270,000	Berkshire Hathaway Energy Co., 2.400%, 02/01/2020	4,271,420	0.1
3,385,000	DTE Energy Co., 3.700%, 08/01/2023	3,533,559	0.0
1,777,000	Edison International, 2.125%, 04/15/2020	1,778,117	0.0
4,250,000	Eversource Energy, 2.750%, 03/15/2022	4,313,061	0.1
2,050,000	Eversource Energy, 3.800%, 12/01/2023	2,158,990	0.0
3,885,000	NextEra Energy Capital Holdings, Inc., 2.900%, 04/01/2022	3,964,598	0.1
12,355,000	NiSource, Inc., 3.490%, 05/15/2027	12,993,801	0.2
5,280,000	NiSource, Inc., 4.375%, 05/15/2047	5,848,653	0.1
9,465,000 (3),(7)	NiSource, Inc., 5.650%, 12/31/2199	9,708,393	0.1
3,315,000	Wisconsin Public Service Corp., 3.350%, 11/21/2021	3,406,880	0.0
		53,298,086	0.7

	Total Corporate Bonds/Notes
	(Cost $1,170,337,078)	1,219,284,449	16.4

See Accompanying Notes to Financial Statements

10

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: 4.6%
	Basic Materials: 0.0%
3,160,354	H.B. Fuller Co. 1st Lien Term Loan B, 3.765%, (US0001M + 2.000%), 10/20/2024	3,173,191	0.0

	Communications: 0.1%
3,949,239	Zayo Group LLC - TL B1 1L, 3.799%, (US0001M + 2.000%), 01/19/2021	3,962,287	0.0
6,850,000	Zayo Group LLC TL B2 1L, 4.049%, (US0001M + 2.250%), 01/19/2024	6,879,016	0.1
		10,841,303	0.1

	Consumer, Cyclical: 0.1%
6,850,000	Formula One TL B3 1L, 4.299%, (US0003M + 2.500%), 02/01/2024	6,893,881	0.1

	Consumer, Non-cyclical: 1.8%
1,377,740	Gartner, Inc. - TL A 1L, 3.935%, (US0003M + 2.000%), 03/20/2022	1,384,628	0.0
15,225,000	NVA Holdings Inc. - TL A-3 1L, 4.158%, (US0003M + 2.250%), 09/19/2022	15,244,031	0.2
7,781,177	NVA Holdings Inc. - TL B3 1L, 6.500%, (US0001M + 2.750%), 02/02/2025	7,784,219	0.1
398,211	Prestige Brands, Inc. Term Loan B4, 3.799%, (US0001M + 2.000%), 01/26/2024	401,509	0.0
83,188,644	Refinitiv - TL B 1L, 4.952%, (US0001M + 3.750%), 10/01/2025	84,007,553	1.2
23,860,000	Sunshine Luxembourg VII Sarl - TL B 1L, 6.349%, (US0003M + 4.250%), 07/17/2026	24,117,784	0.3
		132,939,724	1.8

	Financial: 0.9%
2,060,000	AmWINS Group, Inc. - TL B 1L, 4.658%, (US0003M + 2.750%), 01/25/2024	2,078,798	0.0
16,130,000	HUB International Ltd. - TL B 1L, 5.785%, (US0001M + 4.000%), 04/25/2025	16,306,430	0.2
50,286,973	HUB International Ltd. TL B 1L, 4.690%, (US0001M + 3.000%), 04/25/2025	50,330,169	0.7
374,043	USI, Inc. - TL B 1L, 4.945%, (US0003M + 3.000%), 05/16/2024	374,464	0.0
		69,089,861	0.9

	Health Care: 0.1%
7,206,938	Emerald TopCo Inc Term Loan, 5.299%, (US0001M + 3.500%), 07/24/2026	7,260,089	0.1

	Technology: 1.6%
32,843,510	Cypress Intermediate Holdings III Inc TL B 1L, 4.550%, (US0001M + 3.000%), 04/29/2024	33,048,782	0.5
80,131,996	Kronos Inc./MA - TL B 1L, 4.909%, (US0003M + 3.000%), 11/01/2023	80,632,821	1.1
2,867,813	Ultimate Software Group, Inc. - TL 1L, 5.549%, (US0003M + 3.750%), 05/04/2026	2,886,932	0.0
		116,568,535	1.6

	Total Bank Loans
	(Cost $343,338,837)	346,766,584	4.6

ASSET-BACKED SECURITIES: 0.3%
	Other Asset-Backed Securities: 0.3%
8,009,540 (8)	Domino's Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	8,308,958	0.1
7,495,125 (8)	Domino's Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	7,721,704	0.1
3,710,000 (8)	Domino's Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,715,268	0.0
5,063,660 (8)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	5,122,905	0.1

	Total Asset-Backed Securities
	(Cost $24,071,953)	24,868,835	0.3

	Total Long-Term Investments
	(Cost $5,510,785,316)	6,697,883,287	89.9

SHORT-TERM INVESTMENTS: 14.4%
	Commercial Paper: 0.2%
2,200,000 (9)	Australia & New Zealand Banking, 1.830%, 03/13/2020	2,191,805	0.1
1,875,000 (9)	Banco Santander S.A., 1.950%, 02/05/2020	1,871,629	0.0
950,000 (9)	DBS Bank Ltd., 1.710%, 01/07/2020	949,701	0.0
2,775,000 (9)	DBS Bank Ltd., 1.820%, 02/18/2020	2,768,246	0.1
1,525,000 (9)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	1,522,010	0.0
975,000 (9)	Matchpoint Finance PLC, 1.850%, 02/03/2020	973,347	0.0
1,875,000 (9)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	1,871,134	0.0
2,122,000 (9)	Societe Generale, 1.970%, 01/09/2020	2,121,045	0.0

	Total Commercial Paper
	(Cost $14,268,917)	14,268,917	0.2

See Accompanying Notes to Financial Statements

11

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Floating Rate Notes: 0.8%
2,775,000 (9)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	2,774,877	0.1
275,000 (9)	BNP Paribas, 1.950%, 05/14/2020	275,020	0.0
2,375,000 (9)	Canadian Imperial Bank of Commerce, 1.990%, 04/10/2020	2,377,417	0.0
2,150,000 (9)	Commonwealth Bank of Australia, 1.920%, 01/24/2020	2,150,274	0.0
1,275,000 (9)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	1,274,997	0.0
1,700,000 (9)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	1,700,475	0.0
2,400,000 (9)	Credit Suisse Group AG, 1.890%, 04/17/2020	2,401,074	0.0
3,725,000 (9)	HSBC Bank PLC, 1.970%, 06/03/2020	3,724,989	0.1
1,850,000 (9)	Lloyds Bank PLC, 1.960%, 01/24/2020	1,850,270	0.0
1,825,000 (9)	Mitsubishi UFJ Financial Group, Inc., 1.960%, 01/23/2020	1,825,265	0.0
2,700,000 (9)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	2,700,514	0.1
1,425,000 (9)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 05/26/2020	1,425,109	0.0
3,000,000 (9)	Mizuho Financial Group Inc., 2.010%, 05/22/2020	3,000,141	0.1
2,300,000 (9)	Mizuho Financial Group Inc., 2.020%, 05/26/2020	2,300,198	0.0
1,000,000 (9)	National Australia Bank Ltd., 1.890%, 02/10/2020	1,000,021	0.0
2,350,000 (9)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	2,350,075	0.0
2,950,000 (9)	Skandinaviska Enskilda Banken AB, 2.010%, 05/26/2020	2,950,355	0.1
3,300,000 (9)	Svenska Handelsbanken AB, 1.970%, 05/20/2020	3,300,111	0.1
2,450,000 (9)	The Norinchukin Bank, 2.050%, 04/24/2020	2,450,881	0.0
1,225,000 (9)	The Sumitomo Mitsui Financial Group, 1.930%, 06/05/2020	1,224,732	0.0
750,000 (9)	The Sumitomo Mitsui Financial Group, 1.960%, 01/22/2020	750,053	0.0
750,000 (9)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	749,873	0.0
1,950,000 (9)	The Sumitomo Mitsui Financial Group, 1.990%, 01/31/2020	1,950,162	0.0
3,025,000 (9)	Toronto-Dominion Bank, 1.850%, 02/13/2020	3,025,087	0.1
1,025,000 (9)	Toyota Motor Corp., 2.020%, 01/10/2020	1,025,051	0.0
716,000 (9)	Wells Fargo & Co., 1.860%, 02/14/2020	716,085	0.0
704,000 (9)	Wells Fargo Bank N.A., 1.830%, 03/06/2020	704,131	0.0
1,550,000 (9)	Westpac Banking Corp, 1.830%, 02/10/2020	1,550,123	0.0
3,300,000 (9)	Westpac Banking Corp, 1.970%, 06/03/2020	3,300,127	0.1

	Total Floating Rate Notes
	(Cost $56,827,487)	56,827,487	0.8

	Repurchase Agreements: 1.9%
58,830,853 (9)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $58,835,914, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $60,012,704, due 09/01/24-11/01/49)	58,830,853	0.8
5,403,327 (9)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $5,403,801, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $5,511,884, due 01/15/20-11/15/48)	5,403,327	0.1
58,830,853 (9)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $58,835,914, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $60,007,470, due 02/13/20-09/20/69)	58,830,853	0.8

See Accompanying Notes to Financial Statements

12

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
18,095,586 (9)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $18,097,321, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $18,457,995, due 04/15/21-02/15/47)	18,095,586	0.2

	Total Repurchase Agreements
	(Cost $141,160,619)	141,160,619	1.9

	Certificates of Deposit: 0.2%
2,125,000 (9)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020	2,125,601	0.0
2,850,000 (9)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/20/2020	2,850,909	0.1
2,350,000 (9)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	2,349,810	0.0
2,600,000 (9)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.850%, 02/27/2020	2,599,636	0.1
2,250,000 (9)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	2,250,090	0.0
2,325,000 (9)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	2,325,081	0.0
2,225,000 (9)	The Norinchukin Bank, 1.870%, 03/05/2020	2,225,078	0.0
450,000 (9)	The Norinchukin Bank, 1.890%, 03/13/2020	450,021	0.0

	Total Certificates of Deposit
	(Cost $17,176,226)	17,176,226	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 11.3%
4,581,000 (9),(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	4,581,000	0.1
9,060,000 (9)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	9,060,000	0.1
9,570,000 (9),(10)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	9,570,000	0.1
817,914,872 (10)	T. Rowe Price Government Reserve Fund, 1.590%	817,914,872	11.0
	Total Mutual Funds
	(Cost $841,125,872)	841,125,872	11.3

	Total Short-Term Investments
	(Cost $1,070,559,121)	1,070,559,121	14.4

	Total Investments in Securities (Cost $6,581,344,437)	$7,768,442,408	104.3
	Liabilities in Excess of Other Assets	(323,190,142)	(4.3)
	Net Assets	$7,445,252,266	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	All or a portion of this security is pledged to cover open written call options at December 31, 2019.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $5,325,555 or 0.1% of net assets. Please refer to the table below for additional details.
(6)	Preferred Stock may be called prior to convertible date.
(7)	Variable rate security. Rate shown is the rate in effect as of December 31, 2019.
(8)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(9)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(10)	Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

13

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.3%
	Communication Services: 6.1%
23,901	AT&T, Inc.	$934,051	0.3
36,592	CenturyLink, Inc.	483,380	0.1
97,183	Comcast Corp. – Class A	4,370,320	1.1
118,360	Fox Corp. - Class B	4,308,304	1.1
239,934	News Corp - Class A	3,392,667	0.9
217,450	Telefonica S.A.	1,520,657	0.4
107,596	Verizon Communications, Inc.	6,606,394	1.7
12,784	Walt Disney Co.	1,848,950	0.5
		23,464,723	6.1

	Consumer Discretionary: 2.4%
37,611	Kohl's Corp.	1,916,281	0.5
50,395	L Brands, Inc.	913,157	0.2
56,423	Las Vegas Sands Corp.	3,895,444	1.0
135,716 (1),(2)	Mattel, Inc.	1,838,952	0.5
22,974	MGM Resorts International	764,345	0.2
		9,328,179	2.4

	Consumer Staples: 7.9%
32,238	Bunge Ltd.	1,855,297	0.5
158,412	Conagra Brands, Inc.	5,424,027	1.4
11,487	Kellogg Co.	794,441	0.2
43,979	Kimberly-Clark Corp.	6,049,311	1.6
78,028	Philip Morris International, Inc.	6,639,403	1.7
78,317	Tyson Foods, Inc.	7,129,980	1.8
21,711	Walmart, Inc.	2,580,135	0.7
		30,472,594	7.9

	Energy: 8.7%
11,117	Chevron Corp.	1,339,710	0.3
28,718	Equitrans Midstream Corp.	383,673	0.1
95,627	Exxon Mobil Corp.	6,672,852	1.7
17,231	Hess Corp.	1,151,203	0.3
111,383	Occidental Petroleum Corp.	4,590,093	1.2
14,733	Pioneer Natural Resources Co.	2,230,134	0.6
27,606	Targa Resources Corp.	1,127,153	0.3
129,742 (1)	TC Energy Corp.	6,916,546	1.8
164,698 (1)	Total S.A. ADR	9,107,799	2.4
		33,519,163	8.7

	Financials: 23.7%
124,321	American International Group, Inc.	6,381,397	1.7
83,173	AXA Equitable Holdings, Inc.	2,061,027	0.5
7,318	Bank of America Corp.	257,740	0.1
23,345	Bank of New York Mellon Corp.	1,174,954	0.3
47,175	Chubb Ltd.	7,343,260	1.9
14,266	Citigroup, Inc.	1,139,711	0.3
186,582	Fifth Third Bancorp	5,735,531	1.5
73,370	Franklin Resources, Inc.	1,906,153	0.5
92,912	JPMorgan Chase & Co.	12,951,933	3.4
61,376	Loews Corp.	3,221,626	0.9
15,841	Marsh & McLennan Cos., Inc.	1,764,846	0.5
104,126	Metlife, Inc.	5,307,302	1.4
145,591	Morgan Stanley	7,442,612	1.9
11,950	Northern Trust Corp.	1,269,568	0.3
27,332	PNC Financial Services Group, Inc.	4,363,007	1.1
17,860	Raymond James Financial, Inc.	1,597,756	0.4
77,816	State Street Corp.	6,155,246	1.6
70,587	US Bancorp	4,185,103	1.1
273,233	Wells Fargo & Co.	14,699,935	3.8
9,691	Willis Towers Watson PLC	1,957,000	0.5
		90,915,707	23.7

	Health Care: 12.5%
34,109	AbbVie, Inc.	3,020,011	0.8
17,703	Allergan plc	3,384,283	0.9
17,850	Anthem, Inc.	5,391,236	1.4
5,095	Becton Dickinson & Co.	1,385,687	0.4
25,947	Bristol-Myers Squibb Co.	1,665,538	0.4
84,351	CVS Health Corp.	6,266,436	1.6
57,320	Gilead Sciences, Inc.	3,724,654	1.0
62,108	GlaxoSmithKline PLC	1,459,364	0.4
59,474	Johnson & Johnson	8,675,472	2.3
49,861	Medtronic PLC	5,656,730	1.5
152,155	Pfizer, Inc.	5,961,433	1.5
8,986	Zimmer Biomet Holdings, Inc.	1,345,024	0.3
		47,935,868	12.5

	Industrials: 11.9%
42,939	Alaska Air Group, Inc.	2,909,117	0.8
18,864	Boeing Co.	6,145,137	1.6
25,939	Delta Air Lines, Inc.	1,516,913	0.4
28,945	Emerson Electric Co.	2,207,346	0.6
4,447	Flowserve Corp.	221,327	0.1
627,060	General Electric Co.	6,997,989	1.8
73,252	Johnson Controls International plc	2,982,089	0.8
28,831	L3Harris Technologies, Inc.	5,704,790	1.5
139,961	Nielsen Holdings PLC	2,841,208	0.7
42,429	nVent Electric PLC	1,085,334	0.3
16,860	Paccar, Inc.	1,333,626	0.3
9,927	Snap-On, Inc.	1,681,634	0.4
15,378	Southwest Airlines Co.	830,104	0.2
41,447 (1),(2)	Stericycle, Inc.	2,644,733	0.7
49,469	United Parcel Service, Inc. - Class B	5,790,841	1.5
4,910	United Technologies Corp.	735,322	0.2
		45,627,510	11.9

	Information Technology: 8.0%
47,430	Applied Materials, Inc.	2,895,127	0.8
92,845	Cisco Systems, Inc.	4,452,846	1.2
32,313	Cognizant Technology Solutions Corp.	2,004,052	0.5
37,627	Microsoft Corp.	5,933,778	1.5
8,245	NXP Semiconductor NV - NXPI - US	1,049,259	0.3
110,029	Qualcomm, Inc.	9,707,858	2.5
7,133	TE Connectivity Ltd.	683,627	0.2
25,461	Texas Instruments, Inc.	3,266,392	0.8

See Accompanying Notes to Financial Statements

14

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
12,228	Western Digital Corp.	776,111	0.2
		30,769,050	8.0

	Materials: 4.5%
6,117	Akzo Nobel NV	624,695	0.2
78,743	CF Industries Holdings, Inc.	3,759,191	1.0
49,654	Corteva, Inc.	1,467,772	0.4
55,942	Dow, Inc.	3,061,706	0.8
57,621	DowDuPont, Inc.	3,699,268	0.9
73,618	International Paper Co.	3,390,109	0.9
13,711	Nucor Corp.	771,655	0.2
3,891	PPG Industries, Inc.	519,409	0.1
		17,293,805	4.5

	Real Estate: 3.5%
42,916	Equity Residential	3,472,763	0.9
89,860	Rayonier, Inc.	2,943,813	0.8
25,902	SL Green Realty Corp.	2,379,876	0.6
154,274	Weyerhaeuser Co.	4,659,075	1.2
		13,455,527	3.5

	Utilities: 7.1%
63,921	Centerpoint Energy, Inc.	1,743,126	0.4
66,485	Edison International	5,013,634	1.3
5,374	Evergy, Inc.	349,794	0.1
16,095	NextEra Energy, Inc.	3,897,565	1.0
197,880	NiSource, Inc.	5,508,979	1.4
11,950	Sempra Energy	1,810,186	0.5
142,422	Southern Co.	9,072,281	2.4
		27,395,565	7.1

	Total Common Stock
	(Cost $292,182,521)	370,177,691	96.3

PREFERRED STOCK: 2.2%
	Health Care: 0.9%
50,016	Becton Dickinson and Co.	3,274,048	0.9

	Utilities: 1.3%
9,919 (1),(2)	Aqua America, Inc.	618,449	0.2
17,784 (2)	Sempra Energy SRE A	2,134,436	0.5
5,385 (2)	Sempra Energy SRE B	641,192	0.2
30,331 (2)	Southern Co/The	1,633,021	0.4
		5,027,098	1.3

	Total Preferred Stock
	(Cost $6,841,268)	8,301,146	2.2

Principal Amount†		Value	Percentage of Net Assets
CONVERTIBLE BONDS/NOTES: 0.2%
	Financial: 0.2%
772,000 (3)	AXA SA, 7.250%, 05/15/2021	891,563	0.2

	Total Convertible Bonds/Notes
	(Cost $772,000)	891,563	0.2

	Total Long-Term Investments
	(Cost $299,795,789)	379,370,400	98.7

SHORT-TERM INVESTMENTS: 4.6%
	Repurchase Agreements: 3.4%
3,057,659 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $3,057,924, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,118,812, due 01/25/20-10/15/60)	3,057,659	0.8
905,992 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $906,071, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $924,194, due 01/15/20-11/15/48)	905,992	0.2
3,057,659 (4)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $3,057,922, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,118,812, due 02/13/20-09/20/69)	3,057,659	0.8
3,057,659 (4)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $3,057,924, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $3,118,813, due 01/28/20-05/15/27)	3,057,659	0.8

See Accompanying Notes to Financial Statements

15

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
3,057,659 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $3,057,922, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,118,812, due 06/30/21-12/01/49)	3,057,659	0.8

	Total Repurchase Agreements
	(Cost $13,136,628)	13,136,628	3.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
4,450,645 (5)	T. Rowe Price Government Reserve Fund, 1.590%
	(Cost $4,450,645)	4,450,645	1.2

	Total Short-Term Investments
	(Cost $17,587,273)	17,587,273	4.6

	Total Investments in Securities (Cost $317,383,062)	$396,957,673	103.3
	Liabilities in Excess of Other Assets	(12,508,949)	(3.3)
	Net Assets	$384,448,724	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

16

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.5%
	Argentina: 0.2%
4,819 (1)	Globant SA	$511,055	0.2

	Australia: 1.9%
280,893	Amcor PLC	3,071,343	1.4
602,110	South32 Ltd. - AUD	1,136,853	0.5
		4,208,196	1.9

	Austria: 1.3%
74,868	Erste Group Bank AG	2,812,217	1.3

	Belgium: 0.4%
4,563 (1),(2)	Galapagos NV	950,238	0.4

	Bermuda: 1.0%
55,906	Hiscox Ltd.	1,054,523	0.5
61,030 (1)	Liberty Latin America Ltd.	1,187,644	0.5
		2,242,167	1.0

	Brazil: 1.1%
146,336	Banco Bradesco SA ADR	1,309,707	0.6
22,855 (1)	StoneCo Ltd.	911,686	0.4
5,726 (1)	XP, Inc.	220,566	0.1
		2,441,959	1.1

	Canada: 4.1%
3,500	Canadian Pacific Railway Ltd.	892,230	0.4
52,192	Magna International, Inc.	2,862,209	1.3
22,099	Restaurant Brands International, Inc.	1,409,253	0.6
251,984 (1)	Seven Generations Energy Ltd.	1,643,606	0.8
23,456	Waste Connections, Inc.	2,129,570	1.0
		8,936,868	4.1

	China: 6.6%
20,262 (1)	58.com, Inc. ADR	1,311,559	0.6
22,621 (1)	Alibaba Group Holding Ltd. ADR	4,797,914	2.2
220,300	BTG Hotels Group Co. Ltd. - A Shares	652,839	0.3
273,000	China Mengniu Dairy Co., Ltd.	1,104,310	0.5
195,300	Gree Electric Appliances, Inc. of Zhuhai - A Shares	1,841,825	0.9
11,189	Kweichow Moutai Co. Ltd. - A Shares	1,904,114	0.9
54,500	Tencent Holdings Ltd.	2,625,601	1.2
		14,238,162	6.6

	France: 7.1%
12,713	Air Liquide SA	1,802,341	0.8
1,768	Dassault Aviation SA	2,320,314	1.1
18,932	EssilorLuxottica SA	2,894,366	1.4
1,392	LVMH Moet Hennessy Louis Vuitton SE	648,611	0.3
53,780	Thales S.A.	5,596,097	2.6
16,408	Total SA	910,492	0.4
16,406 (1)	UbiSoft Entertainment	1,136,665	0.5
		15,308,886	7.1

	Germany: 4.4%
33,896	Bayer AG	2,755,643	1.3
26,783 (1),(2)	Evotec AG	690,510	0.3
9,675	Knorr-Bremse AG	984,864	0.4
17,504	SAP SE	2,356,018	1.1
7,571	Siemens AG	988,713	0.4
35,395 (1)	TeamViewer AG	1,265,724	0.6
11,162 (1),(3)	Zalando SE	562,904	0.3
		9,604,376	4.4

	Hong Kong: 2.6%
354,200	AIA Group Ltd.	3,725,464	1.7
137,240	CK Hutchison Holdings Ltd.	1,308,650	0.6
8,900	Jardine Matheson Holdings Ltd.	495,265	0.3
		5,529,379	2.6

	India: 5.0%
240,854	Axis Bank Ltd.	2,546,042	1.2
130,454	Housing Development Finance Corp.	4,410,970	2.0
13,173	Maruti Suzuki India Ltd.	1,360,129	0.6
1,516,934	NTPC Ltd.	2,530,060	1.2
		10,847,201	5.0

	Indonesia: 1.9%
1,171,600	Bank Central Asia Tbk PT	2,817,706	1.3
21,527,600	Sarana Menara Nusantara Tbk PT	1,248,314	0.6
		4,066,020	1.9

	Italy: 0.7%
141,009	Banca Mediolanum SpA	1,401,231	0.7

	Japan: 14.5%
13,000	Chugai Pharmaceutical Co., Ltd.	1,197,238	0.5
11,900	Daiichi Sankyo Co., Ltd.	785,927	0.4
4,500	Disco Corp.	1,056,713	0.5
46,100	Pan Pacific International Holdings Corp.	764,858	0.3
16,600	en-japan, Inc.	721,498	0.3
77,900	Fujitsu General Ltd.	1,748,151	0.8
8,000	Hoshizaki Corp.	713,281	0.3
27,000 (2)	Kansai Paint Co., Ltd.	659,586	0.3
5,500	Kusuri no Aoki Holdings Co. Ltd.	344,382	0.2
97,300	Mitsubishi Electric Corp.	1,324,807	0.6
39,600	Murata Manufacturing Co., Ltd.	2,437,325	1.1
133,700	Nippon Telegraph & Telephone Corp.	3,379,092	1.6
17,300	Otsuka Holdings Co. Ltd.	771,135	0.4
63,900	Outsourcing, Inc.	672,295	0.3
63,900	Persol Holdings Co. Ltd.	1,197,560	0.6
14,400	Sega Sammy Holdings, Inc.	208,507	0.1
76,200	Seven & I Holdings Co., Ltd.	2,793,144	1.3
44,100	Stanley Electric Co., Ltd.	1,273,663	0.6

See Accompanying Notes to Financial Statements

17

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
15,900	Suzuki Motor Corp.	663,697	0.3
114,660	Takeda Pharmaceutical Co., Ltd.	4,535,058	2.1
34,100	Terumo Corp.	1,209,674	0.6
11,800 (1)	Trend Micro, Inc.	603,804	0.3
514,600	Z Holdings Corp.	2,172,700	1.0
		31,234,095	14.5

	Netherlands: 8.3%
443 (1),(3)	Adyen NV	364,412	0.2
12,653	Airbus SE	1,857,029	0.9
11,025	ASML Holding NV	3,264,038	1.5
67,278	Koninklijke Philips NV	3,288,813	1.5
34,005	NXP Semiconductor NV - NXPI - US	4,327,476	2.0
40,634 (1)	Prosus NV	3,041,127	1.4
29,969	Unilever NV	1,719,950	0.8
		17,862,845	8.3

	Peru: 0.6%
6,356	Credicorp Ltd.	1,354,654	0.6

	Philippines: 0.4%
40,145	SM Investments Corp.	826,111	0.4

	Poland: 0.5%
107,724	Powszechny Zaklad Ubezpieczen SA	1,137,721	0.5

	Portugal: 2.6%
193,074	Galp Energia SGPS SA	3,241,352	1.5
146,094	Jeronimo Martins SGPS SA	2,407,536	1.1
		5,648,888	2.6

	Saudi Arabia: 0.4%
47,562	Al Rajhi Bank	829,396	0.4

	South Africa: 2.7%
326,814	FirstRand Ltd.	1,466,410	0.7
26,063	Naspers Ltd.	4,265,132	2.0
		5,731,542	2.7

	South Korea: 4.4%
1,173	LG Household & Health Care Ltd.	1,274,174	0.6
25,359	NAVER Corp.	4,080,135	1.9
86,997	Samsung Electronics Co., Ltd.	4,192,114	1.9
		9,546,423	4.4

	Spain: 1.2%
32,676	Amadeus IT Group SA	2,676,071	1.2

	Sweden: 2.6%
130,772	Essity AB	4,211,674	2.0
23,838	Hexagon AB - B Shares	1,336,151	0.6
		5,547,825	2.6

	Switzerland: 7.6%
21,902 (1)	Alcon, Inc.	1,240,565	0.6
1,422	dorma+kaba Holding AG	1,017,498	0.5
42,195	Julius Baer Group Ltd.	2,175,276	1.0
8,366	Lonza Group AG	3,051,979	1.4
37,005	Nestle SA	4,006,356	1.8
6,460	Roche Holding AG	2,099,518	1.0
220,560	UBS Group AG	2,783,332	1.3
		16,374,524	7.6

	Taiwan: 2.2%
434,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,803,438	2.2

	Thailand: 0.6%
546,000	CP ALL PCL (Foreign)	1,315,626	0.6

	United Arab Emirates: 1.4%
298,583	First Abu Dhabi Bank PJSC	1,234,623	0.6
198,302 (1),(3)	Network International Holdings PLC	1,678,693	0.8
		2,913,316	1.4

	United Kingdom: 6.2%
52,418	British American Tobacco PLC	2,227,889	1.0
26,107	Burberry Group PLC	762,215	0.4
47,031 (1)	Farfetch Ltd. - Class A	486,771	0.2
77,217	HomeServe PLC	1,292,848	0.6
11,567	Linde PLC	2,481,953	1.2
14,495 (1)	LivaNova PLC	1,093,358	0.5
26,188	London Stock Exchange Group PLC	2,691,413	1.2
62,913	Smith & Nephew PLC	1,516,260	0.7
445,738	Vodafone Group PLC	865,350	0.4
		13,418,057	6.2

	United States: 3.0%
1,049 (1)	Booking Holdings, Inc.	2,154,363	1.0
4,557	Mastercard, Inc. - Class A	1,360,675	0.6
34,469	Philip Morris International, Inc.	2,932,967	1.4
		6,448,005	3.0

	Total Common Stock
	(Cost $169,810,217)	210,766,492	97.5

PREFERRED STOCK: 0.6%
	China: 0.2%
9,427 (1),(4),(5)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	480,137	0.2

	Germany: 0.2%
1,509	Sartorius AG	322,568	0.2

	United Kingdom: 0.2%
990 (1),(4),(5)	Roofoods Ltd. - Series G	413,722	0.2

	Total Preferred Stock
	(Cost $876,143)	1,216,427	0.6

	Total Long-Term Investments
	(Cost $170,686,360)	211,982,919	98.1

See Accompanying Notes to Financial Statements

18

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Repurchase Agreements: 1.1%
344,711 (6)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $344,741, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $351,636, due 01/15/20-11/15/48)	344,711	0.1
1,000,000 (6)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,020,000, due 02/13/20-09/20/69)	1,000,000	0.5
1,000,000 (6)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.030%, Market Value plus accrued interest $1,020,000, due 01/14/20-12/20/49)	1,000,000	0.5

	Total Repurchase Agreements
	(Cost $2,344,711)	2,344,711	1.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
2,947,686 (7)	T. Rowe Price Government Reserve Fund, 1.590%
	(Cost $2,947,686)	2,947,686	1.3

	Total Short-Term Investments
	(Cost $5,292,397)	5,292,397	2.4

	Total Investments in Securities (Cost $175,978,757)	$217,275,316	100.5
	Liabilities in Excess of Other Assets	(1,070,600)	(0.5)
	Net Assets	$216,204,716	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $893,859 or 0.4% of net assets. Please refer to the table below for additional details.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

19

Voya Balanced Income Portfolio	Portfolio of investments
AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 39.4%
	Communication Services: 2.5%
50,031	AT&T, Inc.	$1,955,211	0.5
24,462 (1)	Auto Trader Group PLC	193,181	0.1
83,573	BT Group PLC	212,961	0.1
523	Cable One, Inc.	778,470	0.2
28,018	CenturyLink, Inc.	370,118	0.1
19,707	Cinemark Holdings, Inc.	667,082	0.2
16,014	Comcast Corp. – Class A	720,149	0.2
11,896	Deutsche Telekom AG	194,407	0.1
2,328	Elisa OYJ	128,608	0.0
6,369	Eutelsat Communications	103,519	0.0
49,000	HKT Trust / HKT Ltd.	69,055	0.0
7,830	Interpublic Group of Cos., Inc.	180,873	0.1
6,800	Kakaku.com, Inc.	173,625	0.0
3,900	Konami Holdings Corp.	160,261	0.0
29,361	Koninklijke KPN NV	86,891	0.0
9,100	NTT DoCoMo, Inc.	253,491	0.1
9,189	Omnicom Group	744,493	0.2
5,602 (2)	Orange SA	82,329	0.0
92,000	PCCW Ltd.	54,436	0.0
5,856	Sinclair Broadcast Group, Inc.	195,239	0.1
69,100	Singapore Telecommunications Ltd.	173,242	0.0
13,900	Softbank Corp.	186,395	0.1
15,822	Spark New Zealand Ltd.	46,137	0.0
35,202 (2)	Telefonica Deutschland Holding AG	102,032	0.0
27,609	Verizon Communications, Inc.	1,695,193	0.4
		9,527,398	2.5

	Consumer Discretionary: 3.4%
1,000	ABC-Mart, Inc.	68,261	0.0
200	Adidas AG	65,014	0.0
2,700	Benesse Holdings, Inc.	70,969	0.0
9,832	Compass Group PLC	246,409	0.1
3,736 (3)	Cracker Barrel Old Country Store, Inc.	574,373	0.1
12,867	Crown Resorts Ltd.	108,484	0.0
5,683	Darden Restaurants, Inc.	619,504	0.2
11,000	Pan Pacific International Holdings Corp.	182,504	0.1
20,058	eBay, Inc.	724,294	0.2
6,447	Expedia Group, Inc.	697,178	0.2
46,382	Extended Stay America, Inc.	689,236	0.2
26,407	Ford Motor Co.	245,585	0.1
4,753	Garmin Ltd.	463,703	0.1
4,475	General Motors Co.	163,785	0.0
24,262	Gentex Corp.	703,113	0.2
111,300	Genting Singapore Ltd.	76,217	0.0
17,205	Harvey Norman Holdings Ltd.	49,139	0.0
801	Home Depot, Inc.	174,922	0.0
11,205	Kohl's Corp.	570,895	0.1
6,454	McDonald's Corp.	1,275,375	0.3
1,500	McDonald's Holdings Co. Japan Ltd.	72,268	0.0
2,311	Next PLC	215,347	0.1
8,700	Nissan Motor Co., Ltd.	50,414	0.0
4,628 (3)	Nokian Renkaat OYJ	133,111	0.0
3,998	Pandora A/S	173,919	0.0
5,161	Persimmon PLC	184,348	0.1
1,537	Peugeot S.A.	37,007	0.0
16,100	Pulte Group, Inc.	624,680	0.2
3,253	Renault S.A.	154,477	0.0
1,043	Ross Stores, Inc.	121,426	0.0
2,000	Sankyo Co., Ltd.	66,426	0.0
9,700	Sekisui House Ltd.	207,142	0.1
14,545	Service Corp. International	669,506	0.2
1,689	Sodexo SA	200,160	0.1
12,188	Starbucks Corp.	1,071,569	0.3
5,189	Target Corp.	665,282	0.2
14,500	Yue Yuen Industrial Holdings	42,794	0.0
7,386	Yum! Brands, Inc.	743,992	0.2
		13,202,828	3.4

	Consumer Staples: 3.3%
10,400	Ajinomoto Co., Inc.	173,132	0.1
20,926	Altria Group, Inc.	1,044,417	0.3
419	Beiersdorf AG	50,125	0.0
2,100	Calbee, Inc.	68,421	0.0
1,337	Carlsberg A/S	199,529	0.1
10	Chocoladefabriken Lindt & Sprungli AG - PC - LISP	77,650	0.0
15,408	Coca-Cola Amatil Ltd.	119,653	0.0
8,408	Coca-Cola Co.	465,383	0.1
3,777	Coca-Cola European Partners PLC - USD	192,174	0.1
1,908	Colruyt S.A.	99,477	0.0
2,615	Danone	217,166	0.1
1,099	Diageo PLC	46,309	0.0
24,287	Flowers Foods, Inc.	527,999	0.1
14,840	General Mills, Inc.	794,830	0.2
4,784	Hershey Co.	703,152	0.2
5,328	Kimberly-Clark Corp.	732,866	0.2
1,700	Lawson, Inc.	96,496	0.0
2,200	MEIJI Holdings Co., Ltd.	148,676	0.0
7,662	Nestle SA	829,529	0.2
13,360	Orkla ASA	135,481	0.0
10,732	PepsiCo, Inc.	1,466,743	0.4
15,590	Philip Morris International, Inc.	1,326,553	0.4
15,784	Procter & Gamble Co.	1,971,422	0.5
5,300	Seven & I Holdings Co., Ltd.	194,274	0.1
2,500	Sundrug Co., Ltd.	90,455	0.0
1,378	Swedish Match AB	70,990	0.0
1,442	Sysco Corp.	123,349	0.0
1,600	Toyo Suisan Kaisha Ltd.	67,945	0.0
5,006	Unilever PLC	286,559	0.1
5,817	Unilever NV	333,843	0.1
60,261	WM Morrison Supermarkets PLC	159,485	0.0
4,086	Woolworths Group Ltd.	103,635	0.0
		12,917,718	3.3

See Accompanying Notes to Financial Statements

20

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Energy: 1.6%
69,903	BP PLC	439,749	0.1
12,916	Chevron Corp.	1,556,507	0.4
5,330	ConocoPhillips	346,610	0.1
16,461	ENI S.p.A.	255,661	0.1
47,970 (3)	Equitrans Midstream Corp.	640,879	0.2
2,666	Exxon Mobil Corp.	186,034	0.0
9,312	Kinder Morgan, Inc.	197,135	0.0
5,718	Neste OYJ	198,959	0.1
10,618	Oneok, Inc.	803,464	0.2
7,909	Phillips 66	881,142	0.2
2,892	Repsol SA	45,434	0.0
22,321	Royal Dutch Shell PLC - Class A	661,024	0.2
1,910	Total SA	105,987	0.0
		6,318,585	1.6

	Financials: 5.4%
10,296 (1)	ABN AMRO Bank NV	187,659	0.0
4,607	Admiral Group PLC	140,783	0.0
15,298	Aflac, Inc.	809,264	0.2
126	Allianz SE	30,874	0.0
8,199	Allstate Corp.	921,978	0.2
3,719	American Financial Group, Inc.	407,788	0.1
9,476	Assicurazioni Generali S.p.A.	195,631	0.1
6,559	Australia & New Zealand Banking Group Ltd.	113,116	0.0
40,042	Aviva PLC	222,257	0.1
24,661	Bank Leumi Le-Israel BM	179,851	0.0
4,912	Bank of America Corp.	173,001	0.1
3,224	Bank of New York Mellon Corp.	162,264	0.0
34,000	BOC Hong Kong Holdings Ltd.	118,029	0.0
2,930	Citigroup, Inc.	234,078	0.1
1,798	Comerica, Inc.	129,007	0.0
1,599	Deutsche Boerse AG	250,745	0.1
41,340	Direct Line Insurance Group PLC	171,048	0.0
1,035	Everest Re Group Ltd.	286,529	0.1
10,288	Federated Investors, Inc.	335,286	0.1
11,268	Fidelity National Financial, Inc.	511,004	0.1
11,921	First American Financial Corp.	695,233	0.2
9,100 (3)	Hang Seng Bank Ltd.	188,097	0.0
817	Hannover Rueck SE	157,530	0.0
5,044	Hanover Insurance Group, Inc.	689,363	0.2
13,752	Hartford Financial Services Group, Inc.	835,709	0.2
12,370	ING Groep NV	148,718	0.0
9,309	Intercontinental Exchange, Inc.	861,548	0.2
97,725	Intesa Sanpaolo SpA	257,427	0.1
15,443	Israel Discount Bank Ltd.	71,721	0.0
17,068	JPMorgan Chase & Co.	2,379,279	0.6
53,917	Legal & General Group PLC	216,589	0.1
1,372	Macquarie Group Ltd.	132,870	0.0
17,947	Mediobanca Banca di Credito Finanziario SpA	197,607	0.1
3,475	Mercury General Corp.	169,337	0.1
8,724	Metlife, Inc.	444,662	0.1
44,400	MFA Financial, Inc.	339,660	0.1
6,100	MS&AD Insurance Group Holdings, Inc.	201,353	0.1
2,393	Mizrahi Tefahot Bank Ltd.	63,832	0.0
507	Muenchener Rueckversicherungs-Gesellschaft AG	149,613	0.0
27,567	Natixis SA	122,798	0.0
5,122	NN Group NV	194,754	0.1
29,043	Old Republic International Corp.	649,692	0.2
2,600	ORIX Corp.	43,086	0.0
5,843	Popular, Inc.	343,276	0.1
1,759	RenaissanceRe Holdings Ltd.	344,799	0.1
68,854	Royal Bank of Scotland Group PLC	220,881	0.1
1,938	S&P Global, Inc.	529,171	0.1
4,766	Sampo OYJ	208,099	0.1
19,839	Santander Consumer USA Holdings, Inc.	463,637	0.1
21,400	Singapore Exchange Ltd.	140,943	0.0
16,679	Skandinaviska Enskilda Banken AB	156,847	0.0
4,908	Societe Generale	171,280	0.0
7,300	Sumitomo Mitsui Financial Group, Inc.	269,628	0.1
14,185	Swedbank AB	210,874	0.1
21,774	Synchrony Financial	784,082	0.2
25,982	Two Harbors Investment Corp.	379,857	0.1
24,698	Wells Fargo & Co.	1,328,752	0.4
8,117	Zions Bancorp NA	421,435	0.1
742	Zurich Insurance Group AG	304,368	0.1
		21,068,599	5.4

	Health Care: 5.2%
14,846	AbbVie, Inc.	1,314,465	0.3
8,410	AmerisourceBergen Corp.	715,018	0.2
5,272	Amgen, Inc.	1,270,921	0.3
1,876	Anthem, Inc.	566,608	0.1
5,011	Baxter International, Inc.	419,020	0.1
20,730	Bristol-Myers Squibb Co.	1,330,659	0.3
953	Chemed Corp.	418,615	0.1
1,605	Coloplast A/S	199,118	0.1
9,248	Eli Lilly & Co.	1,215,465	0.3
15,062	Gilead Sciences, Inc.	978,729	0.3
18,820	GlaxoSmithKline PLC	442,217	0.1
2,983	H Lundbeck A/S	114,042	0.0
2,063	HCA Healthcare, Inc.	304,932	0.1
500	Hoya Corp.	47,731	0.0
1,056	Humana, Inc.	387,045	0.1
16,102	Johnson & Johnson	2,348,799	0.6
2,113	McKesson Corp.	292,270	0.1
5,300	Medipal Holdings Corp.	116,973	0.0
3,228	Medtronic PLC	366,216	0.1
17,766	Merck & Co., Inc.	1,615,818	0.4
400	Nippon Shinyaku Co., Ltd.	34,637	0.0

See Accompanying Notes to Financial Statements

21

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
5,379	Novartis AG	509,335	0.2
6,849	Novo Nordisk A/S	396,892	0.1
2,100	Olympus Corp.	32,367	0.0
2,447	Orion Oyj	113,325	0.0
41,014	Pfizer, Inc.	1,606,928	0.4
6,862	Quest Diagnostics, Inc.	732,793	0.2
2,837	Recordati S.p.A.	119,594	0.0
2,019	Roche Holding AG	656,181	0.2
4,338	Sanofi	435,656	0.1
6,205	Sonic Healthcare Ltd.	125,111	0.1
1,400	Suzuken Co., Ltd.	57,061	0.0
7,552	Zoetis, Inc.	999,507	0.3
		20,284,048	5.2

	Industrials: 4.0%
753	Adecco Group AG	47,606	0.0
1,055 (1)	Aena SME SA	202,263	0.1
5,300	ANA Holdings, Inc.	176,933	0.0
5,620	Allison Transmission Holdings, Inc.	271,558	0.1
1,429	Armstrong World Industries, Inc.	134,283	0.0
49,245	Aurizon Holdings Ltd.	180,725	0.0
29,466	BAE Systems PLC	220,623	0.1
4,373	Bouygues SA	186,409	0.1
4,400	Carlisle Cos., Inc.	712,096	0.2
2,885	Cintas Corp.	776,296	0.2
12,000	CK Hutchison Holdings Ltd.	114,426	0.0
58,000	ComfortDelgro Corp., Ltd.	102,626	0.0
6,859	CSX Corp.	496,317	0.1
3,821	Curtiss-Wright Corp.	538,341	0.1
13,420	Delta Air Lines, Inc.	784,802	0.2
4,536	Deutsche Lufthansa AG	83,495	0.0
7,038	Deutsche Post AG	267,615	0.1
800	East Japan Railway Co.	72,210	0.0
9,407	Eaton Corp. PLC	891,031	0.2
867	Edenred	44,932	0.0
1,878	Eiffage SA	215,458	0.1
7,394	Ferrovial SA - FERE	224,018	0.1
8,091	Getlink SE	141,066	0.0
1,812	Heico Corp.	206,840	0.1
7,171	Herman Miller, Inc.	298,672	0.1
7,004	Honeywell International, Inc.	1,239,708	0.3
10,100	Itochu Corp.	234,085	0.1
5,500	Japan Airlines Co. Ltd.	171,247	0.0
1,400	Jardine Matheson Holdings Ltd.	77,907	0.0
2,400	Kamigumi Co., Ltd.	52,756	0.0
2,815	Kansas City Southern	431,145	0.1
332	Kuehne & Nagel International AG	55,997	0.0
3,900	Kyushu Railway Co.	130,563	0.0
10,100	LIXIL Group Corp.	174,294	0.0
2,699	Lockheed Martin Corp.	1,050,937	0.3
8,500	Mitsubishi Corp.	225,177	0.1
4,900	Mitsubishi Heavy Industries Ltd.	190,007	0.1
13,800	Mitsui & Co., Ltd.	245,302	0.1
634	Norfolk Southern Corp.	123,078	0.0
1,376	Randstad NV	84,315	0.0
5,866	Relx PLC (GBP Exchange)	148,078	0.0
8,880	Republic Services, Inc.	795,914	0.2
8,400	SATS Ltd.	31,619	0.0
1,700	Secom Co., Ltd.	151,713	0.0
1,105	Siemens AG	144,304	0.0
9,500	Singapore Airlines Ltd.	63,871	0.0
28,300	Singapore Technologies Engineering Ltd.	82,881	0.0
14,000	Sumitomo Corp.	207,947	0.1
33,649	Sydney Airport	204,442	0.1
427	Vinci SA	47,557	0.0
6,816	Waste Connections, Inc.	618,825	0.2
7,658	Waste Management, Inc.	872,706	0.2
2,200	West Japan Railway Co.	190,286	0.1
3,123	Wolters Kluwer NV	228,028	0.1
		15,665,330	4.0

	Information Technology: 9.5%
5,956	Accenture PLC	1,254,155	0.3
6,187	Alliance Data Systems Corp.	694,181	0.2
747	Amadeus IT Group SA	61,177	0.0
9,948	Amdocs Ltd.	718,146	0.2
5,733	Automatic Data Processing, Inc.	977,477	0.2
6,921	Avnet, Inc.	293,727	0.1
11,015	Booz Allen Hamilton Holding Corp.	783,497	0.2
5,415	Broadridge Financial Solutions, Inc. ADR	668,969	0.2
8,100 (3)	Canon, Inc.	221,685	0.1
3,980	CDW Corp.	568,503	0.1
30,608	Cisco Systems, Inc.	1,467,960	0.4
6,649	Citrix Systems, Inc.	737,374	0.2
13,019	Cognizant Technology Solutions Corp.	807,438	0.2
7,309	Dolby Laboratories, Inc.	502,859	0.1
13,343	Flir Systems, Inc.	694,770	0.2
4,600	Fuji Film Holdings Corp.	219,677	0.1
17,918	Genpact Ltd.	755,602	0.2
2,300	Hamamatsu Photonics KK	94,255	0.0
11,412	Hewlett Packard Enterprise Co.	180,994	0.0
1,600	Hitachi Ltd.	67,513	0.0
17,968	HP, Inc.	369,242	0.1
30,634	Intel Corp.	1,833,445	0.5
8,181	International Business Machines Corp.	1,096,581	0.3
3,438	Intuit, Inc.	900,515	0.2
14,509	Jabil, Inc.	599,657	0.1
4,700	Jack Henry & Associates, Inc.	684,649	0.2
26,147	Juniper Networks, Inc.	644,001	0.2
700	Kyocera Corp.	47,709	0.0
8,018	Leidos Holdings, Inc.	784,882	0.2
1,611	LogMeIn, Inc.	138,127	0.0
2,078	Mastercard, Inc. - Class A	620,470	0.2
12,610	Maxim Integrated Products	775,641	0.2
9,058	MAXIMUS, Inc.	673,825	0.2
35,478	Microsoft Corp.	5,594,881	1.4
4,561	Motorola Solutions, Inc.	734,960	0.2
5,000	National Instruments Corp.	211,700	0.0
4,900	NEC Corp.	202,784	0.1

See Accompanying Notes to Financial Statements

22

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
5,181	NetApp, Inc.	322,517	0.1
20,662	Oracle Corp.	1,094,673	0.3
700	Oracle Corp. Japan	63,531	0.0
2,000	Otsuka Corp.	79,870	0.0
9,501	Paychex, Inc.	808,155	0.2
10,433	Qualcomm, Inc.	920,504	0.2
15,200	Ricoh Co., Ltd.	165,399	0.0
29,592	Sabre Corp.	664,044	0.2
12,438	Sage Group PLC/The	123,394	0.0
12,264	Seagate Technology	729,708	0.2
11,400 (3)	Seiko Epson Corp.	172,127	0.1
20,783	Switch, Inc.	308,004	0.1
7,559	TE Connectivity Ltd.	724,455	0.2
9,801	Texas Instruments, Inc.	1,257,370	0.3
3,500 (2)	Trend Micro, Inc.	179,095	0.1
1,558	Visa, Inc. - Class A	292,748	0.1
26,082	Western Union Co.	698,476	0.2
10,449	Xerox Holdings Corp.	385,255	0.1
		36,672,353	9.5

	Materials: 1.1%
1,610	Air Products & Chemicals, Inc.	378,334	0.1
68,815	Alumina Ltd.	111,150	0.0
1,988	Aptargroup, Inc.	229,853	0.1
3,333	BASF SE	251,098	0.1
3,789	BHP Group Ltd.	103,752	0.0
38,458	Boral Ltd.	120,992	0.0
4,406	Domtar Corp.	168,485	0.1
24,547	Evraz PLC	131,446	0.0
55	Givaudan	172,315	0.1
10,194	Glencore PLC	31,741	0.0
3,897	LafargeHolcim Ltd.-CHF	216,196	0.1
12,027	Israel Chemicals Ltd.	56,798	0.0
1,700	Maruichi Steel Tube Ltd.	47,774	0.0
15,300	Mitsubishi Chemical Holdings Corp.	114,003	0.0
2,495	Reliance Steel & Aluminum Co.	298,801	0.1
5,402	Rio Tinto Ltd.	382,191	0.1
4,282	Royal Gold, Inc.	523,475	0.1
7,577	Sonoco Products Co.	467,652	0.1
6,600	Teijin Ltd.	123,302	0.0
5,470	UPM-Kymmene OYJ	189,780	0.1
		4,119,138	1.1

	Real Estate: 1.7%
24,574	Apple Hospitality REIT, Inc.	399,328	0.1
1,242	Boston Properties, Inc.	171,222	0.0
72,100	CapitaLand Mall Trust	131,984	0.1
15,982	CoreCivic, Inc.	277,767	0.1
7,466	Corporate Office Properties Trust SBI MD	219,351	0.1
284	Covivio	32,254	0.0
35	Daiwa House REIT Investment Corp.	91,519	0.0
988	EastGroup Properties, Inc.	131,078	0.0
2,032	Equity Lifestyle Properties, Inc.	143,033	0.0
590	Essex Property Trust, Inc.	177,507	0.0
1,768	Federal Realty Investment Trust	227,595	0.1
16,585	Gaming and Leisure Properties, Inc.	713,984	0.2
12,518	Geo Group, Inc./The	207,924	0.1
21	Japan Prime Realty Investment Corp.	92,334	0.0
60	Japan Retail Fund Investment Corp.	129,114	0.0
2,376	Klepierre SA	90,393	0.0
2,102	Lamar Advertising Co.	187,625	0.0
6,301	Life Storage, Inc.	682,272	0.2
55	Nippon Prologis REIT, Inc.	140,080	0.1
27	Nippon Building Fund, Inc.	197,917	0.1
6,811	Outfront Media, Inc.	182,671	0.0
3,218	Public Storage, Inc.	685,305	0.2
23,453	Retail Properties of America, Inc.	314,270	0.1
65,978	Scentre Group	177,564	0.1
3,589	Simon Property Group, Inc.	534,617	0.1
25,629	Stockland	83,155	0.0
69	United Urban Investment Corp.	129,586	0.0
57,084	Vicinity Centres	99,843	0.0
		6,651,292	1.7

	Utilities: 1.7%
12,882	AGL Energy Ltd.	185,418	0.0
8,712	Ameren Corp.	669,081	0.2
5,733	American Electric Power Co., Inc.	541,826	0.2
44,060	AusNet Services	52,541	0.0
17,500	CLP Holdings Ltd.	183,705	0.0
5,971	Enagas	152,306	0.0
7,316	Endesa S.A.	195,373	0.1
4,178	Enel S.p.A.	33,190	0.0
12,863	Engie SA	208,360	0.1
11,540	Evergy, Inc.	751,138	0.2
17,291	Exelon Corp.	788,297	0.2
2,316	NorthWestern Corp.	165,988	0.1
3,061	NRG Energy, Inc.	121,675	0.0
6,503	OGE Energy Corp.	289,188	0.1
7,416	Pinnacle West Capital Corp.	666,921	0.2
2,575	PNM Resources, Inc.	130,578	0.0
17,500	Power Assets Holdings Ltd.	128,023	0.0
4,071	Red Electrica Corp. SA	82,030	0.0
36,844	Snam SpA	193,719	0.1
7,758	Southern Co.	494,185	0.1
5,637	Terna Rete Elettrica Nazionale SpA	37,700	0.0
5,082	Vistra Energy Corp.	116,835	0.0
4,688	WEC Energy Group, Inc.	432,374	0.1
		6,620,451	1.7

	Total Common Stock
	(Cost $134,651,115)	153,047,740	39.4

EXCHANGE-TRADED FUNDS: 0.6%
1,034	iShares MSCI EAFE ETF	71,801	0.0
12,760	iShares Russell 1000 ETF	2,276,639	0.6

	Total Exchange-Traded Funds
	(Cost $2,273,955)	2,348,440	0.6

See Accompanying Notes to Financial Statements

23

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 8.5%
	Affiliated Investment Companies: 8.5%
3,493,812	Voya Floating Rate Fund - Class P	33,156,276	8.5

	Total Mutual Funds
	(Cost $33,771,324)	33,156,276	8.5

PREFERRED STOCK: 0.5%
	Financials: 0.5%
50 (2),(4)	Fannie Mae	2,012,442	0.5

	Total Preferred Stock
	(Cost $4,100,000)	2,012,442	0.5

RIGHTS: 0.0%
	Energy: 0.0%
1,886 (2)	Repsol SA	895	0.0

	Total Rights
	(Cost $891)	895	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 6.6%
	Basic Materials: 0.5%
200,000 (1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	203,569	0.0
100,000 (3)	Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	98,937	0.0
200,000	CNAC HK Finbridge Co. Ltd., 5.125%, 03/14/2028	225,479	0.1
100,000 (1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	106,435	0.0
250,000 (1)	Evraz PLC, 5.250%, 04/02/2024	271,606	0.1
200,000 (1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	214,017	0.1
225,000 (1)	MMK International Capital DAC, 4.375%, 06/13/2024	238,004	0.1
100,000 (1)	Novelis Corp., 5.875%, 09/30/2026	106,643	0.0
100,000	Olin Corp., 5.125%, 09/15/2027	104,482	0.0
100,000 (1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	108,035	0.0
200,000	Suzano Austria GmbH, 5.000%, 01/15/2030	210,594	0.1
100,000 (1)	Tronox, Inc., 6.500%, 04/15/2026	103,273	0.0
100,000 (1)	Univar Solutions USA, Inc., 5.125%, 12/01/2027	104,563	0.0
		2,095,637	0.5

	Communications: 0.9%
100,000	AMC Networks, Inc., 4.750%, 08/01/2025	100,583	0.0
100,000 (1)	Block Communications, Inc., 6.875%, 02/15/2025	103,999	0.0
100,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	105,687	0.0
86,000 (1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	95,424	0.0
100,000 (1)	CommScope, Inc., 5.500%, 06/15/2024	101,501	0.0
100,000 (3)	CSC Holdings LLC, 5.250%, 06/01/2024	107,958	0.1
100,000 (1)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	107,312	0.1
50,000 (1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	50,671	0.0
50,000 (1),(3)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	48,717	0.0
99,000	DISH DBS Corp., 5.000%, 03/15/2023	101,806	0.0
100,000	Embarq Corp., 7.995%, 06/01/2036	105,928	0.0
100,000 (1),(3)	Entercom Media Corp., 7.250%, 11/01/2024	105,541	0.0
25,000 (1)	Frontier Communications Corp., 8.000%, 04/01/2027	26,171	0.0
25,000	Frontier Communications Corp., 11.000%, 09/15/2025	12,188	0.0
100,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	111,310	0.1
100,000 (3)	Hughes Satellite Systems Corp., 6.625%, 08/01/2026	111,285	0.1
100,000	iHeartCommunications, Inc., 8.375%, 05/01/2027	110,685	0.1
25,000 (1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	22,823	0.0
100,000	Level 3 Financing, Inc., 5.250%, 03/15/2026	104,185	0.0
100,000 (1)	MDC Partners, Inc., 6.500%, 05/01/2024	90,750	0.0
90,000 (1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	95,431	0.0
100,000	Netflix, Inc., 5.875%, 11/15/2028	111,041	0.1
100,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	104,459	0.0
100,000 (1)	Plantronics, Inc., 5.500%, 05/31/2023	97,999	0.0
100,000 (1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	103,035	0.0
35,000 (1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	36,823	0.0

See Accompanying Notes to Financial Statements

24

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
50,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	52,843	0.0
100,000	Sprint Corp., 7.625%, 03/01/2026	110,465	0.1
100,000 (1)	TEGNA, Inc., 5.000%, 09/15/2029	101,875	0.0
100,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	111,185	0.1
100,000 (1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	104,435	0.0
100,000 (1)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	106,000	0.0
100,000	T-Mobile USA, Inc., 5.375%, 04/15/2027	106,732	0.0
40,000 (1)	Townsquare Media, Inc., 6.500%, 04/01/2023	40,717	0.0
100,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	103,209	0.0
200,000 (1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	212,120	0.1
		3,322,893	0.9

	Consumer, Cyclical: 1.1%
100,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	103,459	0.0
100,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	109,732	0.1
100,000 (3)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	90,357	0.0
100,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	103,458	0.0
100,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	102,541	0.0
100,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	103,625	0.0
100,000 (1)	Cedar Fair L.P., 5.250%, 07/15/2029	107,935	0.1
100,000	Century Communities, Inc., 5.875%, 07/15/2025	104,416	0.0
100,000 (1)	Core & Main L.P., 6.125%, 08/15/2025	103,999	0.0
100,000	Dana, Inc., 5.500%, 12/15/2024	103,083	0.0
100,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	107,987	0.1
100,000 (1)	Golden Nugget, Inc., 6.750%, 10/15/2024	103,749	0.0
100,000	H&E Equipment Services, Inc., 5.625%, 09/01/2025	105,041	0.0
100,000 (1)	IAA, Inc., 5.500%, 06/15/2027	106,435	0.0
100,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	107,160	0.1
100,000	L Brands, Inc., 6.750%, 07/01/2036	88,010	0.0
50,000	Lennar Corp., 5.250%, 06/01/2026	54,892	0.0
50,000	Lennar Corp., 5.375%, 10/01/2022	53,516	0.0
100,000 (1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	101,791	0.0
100,000 (1)	Live Nation Entertainment, Inc., 4.750%, 10/15/2027	103,685	0.0
100,000	M/I Homes, Inc., 5.625%, 08/01/2025	105,041	0.0
100,000 (1)	Mattel, Inc., 5.875%, 12/15/2027	105,560	0.0
100,000	Meritage Homes Corp., 6.000%, 06/01/2025	112,042	0.1
100,000	MGM Resorts International, 5.750%, 06/15/2025	112,249	0.1
100,000 (1),(3)	Michaels Stores, Inc., 8.000%, 07/15/2027	95,685	0.0
100,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	107,535	0.1
100,000 (1)	Navistar International Corp., 6.625%, 11/01/2025	102,084	0.0
100,000 (1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	105,965	0.0
100,000 (1)	Performance Food Group, Inc., 5.500%, 10/15/2027	107,128	0.1
50,000 (1)	PetSmart, Inc., 5.875%, 06/01/2025	51,063	0.0
50,000 (1)	PetSmart, Inc., 7.125%, 03/15/2023	49,125	0.0
100,000 (1)	Resideo Funding, Inc., 6.125%, 11/01/2026	101,003	0.0
50,000 (1)	Scientific Games International, Inc., 5.000%, 10/15/2025	52,500	0.0
50,000 (1)	Scientific Games International, Inc., 8.250%, 03/15/2026	55,219	0.0
100,000 (1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	106,810	0.0
100,000	Sonic Automotive, Inc., 6.125%, 03/15/2027	104,535	0.0
100,000 (1)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	101,625	0.0
100,000 (1)	Staples, Inc., 7.500%, 04/15/2026	103,937	0.0
100,000 (1)	Station Casinos LLC, 5.000%, 10/01/2025	102,000	0.0
100,000 (1)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	109,285	0.1
100,000	Tempur Sealy International, Inc., 5.500%, 06/15/2026	105,560	0.0
100,000	United Airlines Holdings, Inc., 4.875%, 01/15/2025	106,292	0.0
100,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	107,060	0.1

See Accompanying Notes to Financial Statements

25

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
100,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	107,732	0.1
100,000 (1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	101,750	0.0
		4,383,656	1.1

	Consumer, Non-cyclical: 1.0%
100,000	Acadia Healthcare Co., Inc., 5.625%, 02/15/2023	101,833	0.0
200,000 (1)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	207,443	0.1
100,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	106,435	0.0
245,000	Altria Group, Inc., 4.500%, 05/02/2043	250,291	0.1
100,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	100,535	0.0
50,000 (1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	52,354	0.0
50,000 (1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	51,766	0.0
100,000 (1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	104,041	0.0
55,000 (1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	57,714	0.0
100,000	Centene Corp., 4.750%, 01/15/2025	104,081	0.0
100,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	100,749	0.0
100,000 (1)	Cott Holdings, Inc., 5.500%, 04/01/2025	104,708	0.0
300,000	CVS Health Corp., 5.050%, 03/25/2048	355,009	0.1
100,000	DaVita, Inc., 5.125%, 07/15/2024	102,708	0.0
225,000 (1)	DP World Crescent Ltd., 3.750%, 01/30/2030	228,050	0.1
100,000 (1),(5)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	101,823	0.0
100,000 (1)	Garda World Security Corp., 8.750%, 05/15/2025	104,249	0.0
100,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	107,035	0.1
100,000	HCA, Inc., 5.875%, 05/01/2023	110,724	0.1
100,000 (1)	Hertz Corp./The, 7.125%, 08/01/2026	108,488	0.1
100,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	110,686	0.1
100,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	104,938	0.0
100,000	Molina Healthcare, Inc., 5.375%, 11/15/2022	106,476	0.1
50,000 (1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	48,500	0.0
100,000 (1),(3)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	99,753	0.0
100,000 (1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	103,572	0.0
50,000 (1),(3),(5)	Polaris Intermediate Corp., 8.500% (PIK Rate 9.250%, Cash Rate 8.500%), 12/01/2022	46,687	0.0
100,000 (1)	Post Holdings, Inc., 5.000%, 08/15/2026	105,810	0.0
100,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	108,436	0.1
100,000 (1)	Simmons Foods, Inc., 5.750%, 11/01/2024	100,709	0.0
100,000	Spectrum Brands, Inc., 5.750%, 07/15/2025	104,626	0.0
50,000	Tenet Healthcare Corp., 5.125%, 05/01/2025	51,625	0.0
50,000	Tenet Healthcare Corp., 6.750%, 06/15/2023	55,040	0.0
100,000	United Rentals North America, Inc., 4.625%, 10/15/2025	103,019	0.0
100,000 (1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	99,999	0.0
		3,909,912	1.0

	Energy: 1.0%
50,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	51,625	0.0
100,000 (3)	Carrizo Oil & Gas, Inc., 6.250%, 04/15/2023	101,734	0.0
250,000	CNOOC Finance 2013 Ltd., 2.875%, 09/30/2029	250,517	0.1
350,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	358,450	0.1
100,000 (1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	107,313	0.0
300,000	Gazprom PJSC Via Gaz Capital SA, 4.950%, 03/23/2027	334,952	0.1
300,000	HighPoint Operating Corp., 8.750%, 06/15/2025	274,500	0.1
550,000	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	639,018	0.2
100,000	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	103,249	0.0
425,000	Petrobras Global Finance BV, 5.999%, 01/27/2028	485,392	0.1

See Accompanying Notes to Financial Statements

26

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
225,000	Petroleos del Peru SA, 4.750%, 06/19/2032	247,016	0.1
200,000	Petroleos Mexicanos, 6.500%, 03/13/2027	212,914	0.1
100,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	98,232	0.0
100,000 (1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	111,185	0.0
375,000 (6)	Transcanada Trust, 5.500%, 09/15/2079	394,500	0.1
		3,770,597	1.0

	Financial: 0.4%
50,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	53,829	0.0
50,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	53,530	0.0
100,000	Ally Financial, Inc., 5.750%, 11/20/2025	112,125	0.1
100,000	CIT Group, Inc., 5.250%, 03/07/2025	110,208	0.0
200,000	Corp Financiera de Desarrollo SA, 4.750%, 07/15/2025	219,085	0.1
100,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	103,583	0.0
100,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	106,687	0.0
200,000 (1),(6)	Kookmin Bank, 4.350%, 12/31/2199	203,925	0.1
105,000 (1)	LPL Holdings, Inc., 4.625%, 11/15/2027	107,362	0.0
100,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	109,209	0.0
100,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	106,253	0.0
100,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	103,732	0.0
100,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	101,225	0.0
100,000	Springleaf Finance Corp., 7.125%, 03/15/2026	115,808	0.1
		1,606,561	0.4

	Industrial: 0.7%
100,000	AECOM, 5.875%, 10/15/2024	110,877	0.1
100,000 (1)	Amsted Industries, Inc., 5.625%, 07/01/2027	106,285	0.0
100,000 (1)	Berry Global, Inc., 5.625%, 07/15/2027	107,502	0.0
100,000 (1)	BMC East LLC, 5.500%, 10/01/2024	104,291	0.0
276,000 (6)	BNSF Funding Trust I, 6.613%, 12/15/2055	309,540	0.1
100,000 (1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	109,910	0.1
100,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	103,000	0.0
100,000 (1)	Clean Harbors, Inc., 5.125%, 07/15/2029	107,545	0.0
100,000 (1)	FXI Holdings, Inc., 7.875%, 11/01/2024	96,249	0.0
100,000 (1)	GFL Environmental, Inc., 8.500%, 05/01/2027	110,185	0.1
100,000 (1)	Granite Holdings US Acquisition Co., 11.000%, 10/01/2027	101,535	0.0
200,000 (1)	Klabin Austria GmbH, 5.750%, 04/03/2029	213,372	0.1
100,000 (1)	Masonite International Corp., 5.750%, 09/15/2026	106,535	0.0
100,000 (1)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	98,999	0.0
100,000 (1)	Norbord, Inc., 5.750%, 07/15/2027	104,035	0.0
100,000 (1)	Owens-Brockway Glass Container, Inc., 5.375%, 01/15/2025	103,291	0.0
100,000 (1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	107,410	0.0
100,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	102,583	0.0
100,000 (1)	Sealed Air Corp., 5.500%, 09/15/2025	110,292	0.1
100,000 (1),(3)	SSL Robotics LLC, 9.750%, 12/31/2023	109,000	0.0
100,000 (1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	104,482	0.0
100,000 (1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	109,535	0.1
100,000 (1)	TransDigm, Inc., 6.250%, 03/15/2026	108,448	0.0
		2,744,901	0.7

	Technology: 0.3%
100,000 (1)	Ascend Learning LLC, 6.875%, 08/01/2025	105,291	0.1
100,000	CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	104,708	0.0

See Accompanying Notes to Financial Statements

27

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
100,000 (1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	102,999	0.0
100,000 (1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	105,625	0.1
100,000	Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	102,542	0.0
100,000 (1)	MTS Systems Corp., 5.750%, 08/15/2027	104,785	0.0
100,000 (1)	Open Text Corp., 5.875%, 06/01/2026	107,185	0.1
100,000 (1)	RP Crown Parent LLC, 7.375%, 10/15/2024	104,167	0.0
100,000 (1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	103,499	0.0
		940,801	0.3

	Utilities: 0.7%
100,000	Calpine Corp., 5.500%, 02/01/2024	101,749	0.0
475,000 (6)	Dominion Energy, Inc., 4.650%, 12/31/2199	485,174	0.1
380,000 (6)	Duke Energy Corp., 4.875%, 12/31/2199	399,067	0.1
250,000	Kallpa Generacion SA, 4.125%, 08/16/2027	255,402	0.1
320,000	Mississippi Power Co., 4.250%, 03/15/2042	343,794	0.1
275,000 (6)	NextEra Energy Capital Holdings, Inc., 5.650%, 05/01/2079	304,612	0.1
100,000	NRG Energy, Inc., 5.750%, 01/15/2028	108,685	0.0
250,000	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	264,149	0.1
400,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	460,750	0.1
100,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	105,560	0.0
		2,828,942	0.7

	Total Corporate Bonds/Notes
	(Cost $24,596,370)	25,603,900	6.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.6%
887,703 (1),(6)	Agate Bay Mortgage Trust 2015-1 B4, 3.807%, 01/25/2045	855,912	0.2
554,530 (1),(6)	Chase Mortgage Finance Corp. 2016-SH1 M2, 3.750%, 04/25/2045	568,469	0.1
1,578,154 (1),(6)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	1,617,290	0.4
688,583 (1),(6)	CIM Trust 2019-J2 A13, 3.500%, 10/25/2049	698,098	0.2
1,000,000 (1),(6)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,007,663	0.3
1,000,009	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.242%, (US0001M + 4.450%), 01/25/2029	1,057,299	0.3
922,609	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.142%, (US0001M + 4.350%), 05/25/2029	973,675	0.3
400,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 4.442%, (US0001M + 2.650%), 02/25/2030	410,831	0.1
501,262	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 4.592%, (US0001M + 2.800%), 02/25/2030	515,233	0.1
1,100,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 3.942%, (US0001M + 2.150%), 10/25/2030	1,109,482	0.3
1,200,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.342%, (US0001M + 2.550%), 12/25/2030	1,222,386	0.3
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 4.142%, (US0001M + 2.350%), 01/25/2031	1,015,208	0.3
1,138,850	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 3.792%, (US0001M + 2.000%), 03/25/2031	1,144,537	0.3
300,000	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.042%, (US0001M + 2.250%), 07/25/2030	304,243	0.1
1,200,000 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.092%, (US0001M + 2.300%), 08/25/2031	1,212,129	0.3
941,671 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.192%, (US0001M + 2.400%), 04/25/2031	953,372	0.2

See Accompanying Notes to Financial Statements

28

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
2,652,122 (7)	Fannie Mae REMICS 2008-36 YI, 5.408%, (-1.000*US0001M + 7.200%), 07/25/2036	403,036	0.1
1,164,413 (7)	Fannie Mae REMICS 2010-59 NS, 3.978%, (-1.000*US0001M + 5.770%), 06/25/2040	176,660	0.0
5,902,874 (7)	Fannie Mae REMICS 2012-121 ID, 3.000%, 11/25/2027	402,564	0.1
7,144,445 (7)	Fannie Mae REMICS 2013-71 AI, 3.000%, 07/25/2028	541,731	0.1
6,878,482 (7)	Fannie Mae Interest Strip Series 367 2, 5.500%, 01/01/2036	1,461,219	0.4
5,489,389 (7)	Fannie Mae REMICS 2012-144 SC, 4.308%, (-1.000*US0001M + 6.100%), 01/25/2043	1,132,812	0.3
2,704,669 (7)	Fannie Mae REMICS 2012-151 WS, 4.408%, (-1.000*US0001M + 6.200%), 03/25/2042	377,203	0.1
6,801,703 (7)	Fannie Mae REMICS 2012-35 LS, 4.808%, (-1.000*US0001M + 6.600%), 04/25/2041	891,242	0.2
4,988,838 (7)	Fannie Mae REMICS 2013-20 SK, 4.408%, (-1.000*US0001M + 6.200%), 05/25/2041	551,045	0.1
1,510,767 (7)	Fannie Mae REMICS 2018-86 DS, 4.308%, (-1.000*US0001M + 6.100%), 12/25/2048	191,122	0.0
500,000 (1),(6)	Flagstar Mortgage Trust 2017-1 1A7, 3.500%, 03/25/2047	512,771	0.1
931,866 (1),(6)	Flagstar Mortgage Trust 2017-1 B3, 3.684%, 03/25/2047	938,386	0.2
1,985,165 (1),(6)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	2,029,898	0.5
700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 5.692%, (US0001M + 3.900%), 12/25/2027	724,426	0.2
540,183	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 5.592%, (US0001M + 3.800%), 03/25/2025	554,343	0.1
700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.342%, (US0001M + 5.550%), 07/25/2028	772,912	0.2
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.242%, (US0001M + 3.450%), 10/25/2029	639,737	0.2
1,300,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 4.442%, (US0001M + 2.650%), 01/25/2049	1,325,259	0.3
1,158,902 (7)	Freddie Mac REMICS 3318 KS, 4.670%, (-1.000*US0001M + 6.410%), 05/15/2037	146,601	0.0
1,397,579 (7)	Freddie Mac REMICS 3879 SL, 4.860%, (-1.000*US0001M + 6.600%), 01/15/2041	186,539	0.0
5,715,989 (7)	Freddie Mac REMICS 4120 JS, 4.460%, (-1.000*US0001M + 6.200%), 10/15/2032	878,737	0.2
4,281,440 (7)	Freddie Mac REMICS 4141 EI, 3.000%, 09/15/2027	253,665	0.1
5,286,311 (7)	Freddie Mac REMICS 4153 IB, 2.500%, 01/15/2028	314,209	0.1
7,017,910 (7)	Freddie Mac REMICS 4517 KI, 0.450%, (-0.357*US0001M + 1.071%), 04/15/2043	151,247	0.0
9,519,553 (7)	Freddie Mac REMICS 4596 DI, 3.500%, 06/15/2046	1,431,131	0.4
4,043,938 (7)	Freddie Mac REMICS 4619 KS, 2.559%, (-1.000*US0001M + 4.250%), 06/15/2039	506,713	0.1
1,594,713 (7)	Ginnie Mae Series 2013-148 DS, 3.940%, (-1.000*US0001M + 5.680%), 10/16/2043	267,221	0.1
13,031,128 (7)	Ginnie Mae Series 2015-20 CI, 3.500%, 02/20/2030	1,292,960	0.3
1,263,693 (7)	Ginnie Mae Series 2015-42 IY, 5.500%, 08/20/2039	152,503	0.0
9,748,223 (7)	Ginnie Mae Series 2019-23 MT, 0.600%, (-1.000*US0001M + 6.700%), 03/20/2042	197,673	0.1
733,471 (1),(6)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	744,831	0.2
754,083 (1),(6)	J.P. Morgan Mortgage Trust 2019-2 A15, 4.000%, 08/25/2049	766,610	0.2
1,775,106 (1),(6)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	1,802,598	0.5
637,695 (1),(6)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	640,620	0.2
877,772 (1),(6)	JP Morgan Mortgage Trust 2017-5 B2, 3.155%, 10/26/2048	868,479	0.2
1,156,482 (1),(6)	JP Morgan Mortgage Trust 2018-3 B2, 3.762%, 09/25/2048	1,174,585	0.3
749,896 (1),(6)	JP Morgan Mortgage Trust 2018-4 B2, 3.779%, 10/25/2048	762,420	0.2

See Accompanying Notes to Financial Statements

29

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
971,172 (1),(6)	JP MORGAN MORTGAGE TRUST 2018-5 A13, 3.500%, 10/25/2048	997,205	0.3
756,896 (1),(6)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	768,618	0.2
792,837 (1),(6)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	805,116	0.2
990,795 (1),(6)	JP Morgan Mortgage Trust 2019-INV1 B2, 5.151%, 10/25/2049	1,074,003	0.3
1,288,827 (1),(6)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	1,322,860	0.3
595,654 (1),(6)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.830%, 12/25/2049	629,836	0.2
1,080,805 (1),(6)	New Residential Mortgage Loan Trust 2019-NQM3 A3, 3.086%, 07/25/2049	1,082,051	0.3
972,731 (1),(6)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	988,248	0.3
1,364,957 (1),(6)	PSMC 2019-1 A1 Trust, 4.000%, 07/25/2049	1,391,855	0.4
1,182,632 (1),(6)	Sequoia Mortgage Trust 2019-2 B2, 4.244%, 06/25/2049	1,228,332	0.3
1,182,632 (1),(6)	Sequoia Mortgage Trust 2019-2 B3, 4.244%, 06/25/2049	1,205,176	0.3
263,168 (1),(6)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	266,602	0.1
589,867 (1),(6)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	598,448	0.2
761,404 (1),(6)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	774,406	0.2
1,351,641 (1),(6)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	1,355,415	0.3
295,300 (1),(6)	Verus Securitization Trust 2018-INV1 A1, 3.626%, 03/25/2058	298,026	0.1
639,415 (1),(6)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	641,214	0.2
581,825 (1),(6)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.697%, 07/25/2047	583,768	0.2

	Total Collateralized Mortgage Obligations
	(Cost $56,630,240)	56,842,714	14.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.4%
	Government National Mortgage Association: 1.1%
4,099,000 (8)	3.000%,01/20/2050	4,208,020	1.1

	Uniform Mortgage-Backed Securities: 1.3%
813,000 (8)	3.000%,01/25/2035	833,014	0.2
4,380,000 (8)	3.500%,06/25/2042	4,503,641	1.1
		5,336,655	1.3

	Total U.S. Government Agency Obligations
	(Cost $9,539,477)	9,544,675	2.4

U.S. TREASURY OBLIGATIONS: 2.3%
	U.S. Treasury Bonds: 0.7%
2,416,000	2.250%,08/15/2049	2,341,676	0.6
180,000	3.500%,02/15/2039	215,568	0.1
		2,557,244	0.7

	U.S. Treasury Notes: 1.6%
4,079,200	1.625%,12/31/2021	4,083,316	1.1
1,154,000	1.750%,12/31/2026	1,147,327	0.3
916,000	1.750%,11/15/2029	901,580	0.2
82,000	2.125%,01/31/2021	82,429	0.0
		6,214,652	1.6

	Total U.S. Treasury Obligations
	(Cost $8,793,697)	8,771,896	2.3

COMMERCIAL MORTGAGE-BACKED SECURITIES: 11.8%
330,000 (1),(6)	BAMLL Re-REMIC Trust 2016-FRR16 B, 1.003%, 05/27/2021	317,261	0.1
650,000 (1)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	596,356	0.2
2,000,000 (1),(6)	BANK 2017-BNK5 D, 3.078%, 06/15/2060	1,813,995	0.5
1,170,000 (1)	BANK 2017-BNK8 D, 2.600%, 11/15/2050	1,032,868	0.3
1,460,000 (1)	BANK 2019-BNK17 D, 3.000%, 04/15/2052	1,330,964	0.3
1,000,000 (1),(6)	Benchmark 2018-B3 D Mortgage Trust, 3.057%, 04/10/2051	911,912	0.2
12,422,039 (6),(7)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.232%, 03/15/2062	1,113,000	0.3
800,000 (1)	BX Commercial Mortgage Trust 2019-XL J, 4.390%, (US0001M + 2.650%), 10/15/2036	803,027	0.2
310,000 (1)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	301,052	0.1
2,000,000 (1),(6)	CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/2039	2,079,441	0.5
16,260,000 (6),(7)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 1.009%, 12/15/2072	1,144,888	0.3
2,350,000 (1),(6)	Citigroup Commercial Mortgage Trust 2013-GC15 D, 5.214%, 09/10/2046	2,469,755	0.6
2,000,000 (6)	Commercial Mortgage Pass Through Certificates 2016-CR28 D, 3.896%, 02/10/2049	2,025,473	0.5
650,000 (1),(6)	COMM 2014-LC15 D Mortgage Trust, 4.984%, 04/10/2047	660,937	0.2

See Accompanying Notes to Financial Statements

30

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
2,000,000 (6)	COMM 2015-CCRE26 D Mortgage Trust, 3.484%, 10/10/2048	1,891,285	0.5
520,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 4.390%, (US0001M + 2.650%), 05/15/2036	522,308	0.1
2,000,000 (6)	CSAIL 2015-C2 C Commercial Mortgage Trust, 4.192%, 06/15/2057	1,942,466	0.5
190,000 (1),(6)	DBUBS 2017-BRBK E Mortgage Trust, 3.530%, 10/10/2034	189,188	0.1
205,000 (1),(6)	GRACE 2014-GRCE F Mortgage Trust, 3.590%, 06/10/2028	205,761	0.1
13,790,457 (6),(7)	GS Mortgage Securities Trust 2019-GC39 XA, 1.143%, 05/10/2052	1,105,155	0.3
2,000,000 (1)	Hawaii Hotel Trust 2019-MAUI F, 4.490%, (US0001M + 3.000%), 05/15/2038	2,005,939	0.5
931,460 (1)	HPLY Trust 2019-HIT E, 4.090%, (US0001M + 2.350%), 11/15/2036	934,289	0.2
410,000 (1),(6)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	353,977	0.1
370,000 (1),(6)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.205%, 12/27/2046	352,355	0.1
200,000 (1),(6)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	176,281	0.1
27,618,815 (6),(7)	JPMDB Commercial Mortgage Securities Trust 2018-C8 XA, 0.649%, 06/15/2051	1,089,896	0.3
2,000,000 (1)	KNDL 2019-KNSQ E Mortgage Trust, 3.540%, (US0001M + 1.800%), 05/15/2036	2,001,216	0.5
560,000 (1)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 F, 3.707%, 11/15/2046	528,809	0.1
530,000 (1)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	515,384	0.1
1,955,000 (1),(6)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	1,787,477	0.5
2,000,000 (1)	Morgan Stanley Capital I Trust 2019-PLND E, 3.890%, (US0001M + 2.150%), 05/15/2036	2,004,001	0.5
17,717,664 (6),(7)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.645%, 11/15/2029	948,134	0.2
200,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	189,307	0.1
370,000 (1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	344,270	0.1
2,000,000 (1)	UBS Commercial Mortgage Trust 2018-NYCH C, 3.240%, (US0001M + 1.500%), 02/15/2032	1,998,809	0.5
2,240,000 (1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	1,966,853	0.5
2,000,000 (1),(6)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.671%, 11/15/2044	2,051,310	0.5
2,210,000 (1)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	2,030,917	0.5
1,920,000 (6)	WFRBS Commercial Mortgage Trust 2014-C19 C, 4.646%, 03/15/2047	2,016,987	0.5

	Total Commercial Mortgage-Backed Securities
	(Cost $44,715,508)	45,753,303	11.8

ASSET-BACKED SECURITIES: 8.1%
	Automobile Asset-Backed Securities: 1.5%
300,000	Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	312,486	0.1
450,000	Americredit Automobile Receivables Trust 2019-2 D, 2.990%, 06/18/2025	455,097	0.1
1,200,000	Carmax Auto Owner Trust 2019-3 D, 2.850%, 01/15/2026	1,202,494	0.3
500,000	GM Financial Consumer Automobile Receivables Trust 2019-3 C, 2.620%, 01/16/2025	502,489	0.1
550,000 (1)	Oscar US Funding XI LLC 2019-2A A4, 2.680%, 09/10/2026	554,587	0.1
550,000	Santander Drive Auto Receivables Trust 2019-1 D, 3.650%, 04/15/2025	563,478	0.2
1,000,000	Santander Drive Auto Receivables Trust 2019-2 D, 3.220%, 07/15/2025	1,020,239	0.3
150,000	Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	150,622	0.0
350,000	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	348,797	0.1

See Accompanying Notes to Financial Statements

31

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
600,000 (1)	Santander Retail Auto Lease Trust 2019-B C, 2.770%, 08/21/2023	602,843	0.2
		5,713,132	1.5

	Home Equity Asset-Backed Securities: 0.2%
629,928 (1),(6)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	602,511	0.2

	Other Asset-Backed Securities: 6.3%
400,000 (1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	406,004	0.1
150,000 (1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	154,011	0.0
300,000 (1)	Babson CLO Ltd. 2018-3A C, 3.866%, (US0003M + 1.900%), 07/20/2029	291,578	0.1
750,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA BR, 4.551%, (US0003M + 2.550%), 07/15/2029	730,719	0.2
750,000 (1)	Benefit Street Partners CLO X Ltd. 2016-10A BR, 4.401%, (US0003M + 2.400%), 01/15/2029	738,977	0.2
500,000 (1)	BlueMountain CLO XXV Ltd. 2019-25A C, 4.736%, (US0003M + 2.450%), 07/15/2032	500,127	0.1
392,000 (1)	Domino's Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	393,222	0.1
609,288 (1)	Domino's Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	627,706	0.2
700,000 (1)	Dryden 43 Senior Loan Fund 2016-43A CR, 4.366%, (US0003M + 2.400%), 07/20/2029	694,071	0.2
500,000 (1)	Dryden 75 CLO Ltd. 2019-75A CR, 4.401%, (US0003M + 2.400%), 07/15/2030	496,767	0.1
453,197 (1)	J.G. Wentworth XXXVIII LLC 2017-1A A, 3.990%, 08/16/2060	484,030	0.1
750,000 (1)	LCM XXII Ltd. 22A BR, 3.966%, (US0003M + 2.000%), 10/20/2028	723,905	0.2
700,000 (1)	LCM XXIV Ltd. 24A C, 4.216%, (US0003M + 2.250%), 03/20/2030	675,937	0.2
750,000 (1)	LCM XV L.P. 15A CR, 4.366%, (US0003M + 2.400%), 07/20/2030	740,380	0.2
500,000 (1)	Madison Park Funding XXI Ltd. 2016-21A BR, 4.790%, (US0003M + 2.850%), 10/15/2032	500,341	0.1
650,000 (1)	Marlette Funding Trust 2019-3A B, 3.070%, 09/17/2029	652,411	0.2
567,373 (1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	573,820	0.1
935,521 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	953,201	0.2
750,000 (1)	Neuberger Berman CLO XVII Ltd. 2014-17A CR, 4.603%, (US0003M + 2.650%), 04/22/2029	738,502	0.2
1,000,000 (1)	Neuberger Berman Loan Advisers CLO 25 Ltd. 2017-25A C, 4.153%, (US0003M + 2.150%), 10/18/2029	988,584	0.3
750,000 (1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	750,392	0.2
750,000 (1)	OCP Clo 2019-17A C1 Ltd., 4.847%, (US0003M + 2.550%), 07/20/2032	750,522	0.2
250,000 (1)	Octagon Loan Funding Ltd. 2014-1A CRR, 4.104%, (US0003M + 2.200%), 11/18/2031	238,584	0.1
750,000 (1)	OHA Credit Funding 3 Ltd. 2019-3A C, 5.075%, (US0003M + 2.450%), 07/20/2032	750,751	0.2
1,000,000 (1)	Palmer Square CLO 2015-1A BR2 Ltd., 4.145%, (US0003M + 2.250%), 05/21/2029	986,045	0.3
800,000 (1)	Palmer Square Loan Funding 2019-2A B Ltd., 4.216%, (US0003M + 2.250%), 04/20/2027	799,983	0.2
500,000 (1)	Shackleton CLO Ltd. 2019-15A C, 4.703%, (US0003M + 2.800%), 01/15/2030	499,980	0.1
500,000 (1)	Silver Creek CLO Ltd. 2014-1A CR, 4.266%, (US0003M + 2.300%), 07/20/2030	495,808	0.1
150,000 (1)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	152,827	0.0
150,000 (1)	SoFi Consumer Loan Program 2018-4 B Trust, 3.960%, 11/26/2027	153,320	0.0
1,000,000 (1)	SoFi Consumer Loan Program 2019-3 D Trust, 3.890%, 05/25/2028	1,018,205	0.3
200,000 (1)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	199,539	0.1

See Accompanying Notes to Financial Statements

32

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
100,000 (1)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	99,747	0.0
384,079 (1)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	389,366	0.1
750,000 (1)	THL Credit Wind River 2016-1A CR CLO Ltd., 4.086%, (US0003M + 2.100%), 07/15/2028	734,431	0.2
2,000,000 (1),(6)	Towd Point Mortgage Trust 2015-4 M2, 3.750%, 04/25/2055	2,090,053	0.5
180,000 (1),(6)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	191,099	0.0
1,176,000 (1)	Wendy's Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,197,321	0.3
248,750 (1)	Wendy's Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	254,019	0.1
780,000 (1)	Westcott Park CLO Ltd. 2016-1A CR, 4.216%, (US0003M + 2.250%), 07/20/2028	775,287	0.2
		24,591,572	6.3

	Student Loan Asset-Backed Securities: 0.1%
600,000 (1)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	579,001	0.1

	Total Asset-Backed Securities
	(Cost $31,431,732)	31,486,216	8.1

SOVEREIGN BONDS: 2.1%
BRL 5,000,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	1,461,399	0.4
275,000	Brazilian Government International Bond, 6.000%, 04/07/2026	321,338	0.1
450,000	Colombia Government International Bond, 3.875%, 04/25/2027	477,156	0.1
EUR 225,000	Croatia Government International Bond, 1.125%, 06/19/2029	261,075	0.1
200,000	Croatia Government International Bond, 5.500%, 04/04/2023	220,878	0.1
300,000	Dominican Republic International Bond, 6.875%, 01/29/2026	343,232	0.1
350,000	Egypt Government International Bond, 5.875%, 06/11/2025	372,939	0.1
IDR 12,219,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	943,985	0.2
176,000	Ivory Coast Government International Bond, 5.750%, 12/31/2032	176,327	0.0
200,000 (1)	Kenya Government International Bond, 7.000%, 05/22/2027	213,388	0.1
200,000	Mexico Government International Bond, 4.500%, 04/22/2029	219,600	0.1
125,000	Panama Government International Bond, 9.375%, 04/01/2029	191,294	0.0
PEN 1,303,000 (1)	Peru Government Bond, 6.150%, 08/12/2032	446,060	0.1
PEN 1,303,000	Peru Government Bond, 6.850%, 02/12/2042	473,267	0.1
400,000	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	429,864	0.1
RUB 74,988,000	Russian Federal Bond - OFZ, 7.250%, 05/10/2034	1,303,036	0.3
200,000	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	222,760	0.1
200,000	Sri Lanka Government International Bond, 6.350%, 06/28/2024	199,988	0.0

	Total Sovereign Bonds
	(Cost $8,058,364)	8,277,586	2.1

		Value	Percentage of Net Assets
PURCHASED OPTIONS (9): 0.0%
	Total Purchased Options
	(Cost $32,214)	18,947	0.0

	Total Long-Term Investments
	(Cost $358,594,887)	376,865,030	96.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Repurchase Agreements: 0.6%
1,000,000 (10)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,020,089, due 09/01/24-11/01/49)	1,000,000	0.3

See Accompanying Notes to Financial Statements

33

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
178,222 (10)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $178,238, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $181,803, due 01/15/20-11/15/48)	178,222	0.0
1,000,000 (10)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 06/30/21-12/01/49)	1,000,000	0.3

	Total Repurchase Agreements

	Total Short-Term Investments
	(Cost $2,178,222)	2,178,222	0.6

	Total Investments in Securities (Cost $360,773,109)	$379,043,252	97.5
	Assets in Excess of Other Liabilities	9,569,491	2.5
	Net Assets	$388,612,743	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	Preferred Stock may be called prior to convertible date.
(5)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(6)	Variable rate security. Rate shown is the rate in effect as of December 31, 2019.
(7)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(8)	Settlement is on a when-issued or delayed-delivery basis.
(9)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(10)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Currency Abbreviations:
BRL	Brazilian Real
EUR	EU Euro
IDR	Indonesian Rupiah
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

34

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 95.4%
	Basic Materials: 4.4%
2,200,000 (1)	Aruba Investments, Inc., 8.750%, 02/15/2023	$2,195,413	0.4
1,450,000 (2)	Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	1,434,594	0.2
1,450,000 (1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	1,543,307	0.3
1,330,000 (1)	Constellium SE, 5.750%, 05/15/2024	1,370,452	0.2
250,000 (1),(2)	Constellium SE, 5.875%, 02/15/2026	265,006	0.0
1,100,000 (1),(2)	Constellium SE, 6.625%, 03/01/2025	1,144,099	0.2
1,740,000 (1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	1,747,978	0.3
1,550,000 (2)	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,641,706	0.3
2,275,000 (1)	Novelis Corp., 5.875%, 09/30/2026	2,426,123	0.4
400,000 (1)	Novelis Corp., 6.250%, 08/15/2024	420,496	0.1
1,250,000 (1)	OCI NV, 5.250%, 11/01/2024	1,303,125	0.2
2,500,000 (1)	OCI NV, 6.625%, 04/15/2023	2,615,000	0.4
1,425,000 (2)	Olin Corp., 5.125%, 09/15/2027	1,488,872	0.2
2,000,000 (1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	2,160,695	0.4
1,015,000 (1)	SPCM SA, 4.875%, 09/15/2025	1,058,127	0.2
1,625,000 (1),(2)	Tronox, Inc., 6.500%, 04/15/2026	1,678,178	0.3
1,450,000 (1)	Univar Solutions USA, Inc., 5.125%, 12/01/2027	1,516,164	0.3
		26,009,335	4.4

	Communications: 21.9%
1,000,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	1,128,100	0.2
950,000 (1)	Altice Luxembourg SA, 7.625%, 02/15/2025	990,375	0.2
2,438,000 (1)	Altice Luxembourg SA, 10.500%, 05/15/2027	2,783,952	0.5
1,625,000 (1)	Altice Finco SA, 7.625%, 02/15/2025	1,686,612	0.3
2,000,000 (2)	AMC Networks, Inc., 4.750%, 08/01/2025	2,011,670	0.3
2,100,000 (1)	Block Communications, Inc., 6.875%, 02/15/2025	2,183,979	0.4
2,300,000 (1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	2,495,920	0.4
1,350,000	Cablevision Systems Corp., 5.875%, 09/15/2022	1,457,028	0.2
2,775,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,932,759	0.5
1,290,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,356,009	0.2
1,635,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	1,726,679	0.3
3,000,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	3,170,610	0.5
940,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.750%, 03/01/2030	960,567	0.2
1,000,000	CenturyLink, Inc., 5.625%, 04/01/2020	1,007,440	0.2
375,000 (2)	CenturyLink, Inc., 5.625%, 04/01/2025	399,238	0.1
280,000	CenturyLink, Inc., 6.450%, 06/15/2021	293,720	0.0
2,025,000 (1),(2)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	2,246,910	0.4
3,800,000 (1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	3,813,794	0.6
375,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	353,447	0.1
2,150,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	2,292,437	0.4
3,550,000 (2)	CSC Holdings LLC, 5.250%, 06/01/2024	3,832,527	0.7
2,350,000 (1)	CSC Holdings LLC, 5.500%, 05/15/2026	2,493,497	0.4
1,125,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	1,202,344	0.2
850,000 (1)	CSC Holdings LLC, 7.500%, 04/01/2028	962,474	0.2
1,725,000 (1),(2)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	1,851,139	0.3
1,193,000 (1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	1,209,017	0.2
2,599,000 (1),(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	2,532,336	0.4
775,000 (2)	DISH DBS Corp., 5.000%, 03/15/2023	796,963	0.1

See Accompanying Notes to Financial Statements

35

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
1,400,000	DISH DBS Corp., 5.875%, 07/15/2022	1,486,492	0.3
2,375,000 (2)	DISH DBS Corp., 5.875%, 11/15/2024	2,431,905	0.4
1,650,000	Embarq Corp., 7.995%, 06/01/2036	1,747,804	0.3
1,650,000 (1),(2)	Entercom Media Corp., 7.250%, 11/01/2024	1,741,435	0.3
1,200,000 (1)	Frontier Communications Corp., 8.000%, 04/01/2027	1,256,220	0.2
1,980,000	Frontier Communications Corp., 11.000%, 09/15/2025	965,250	0.2
900,000 (1)	GCI LLC, 6.625%, 06/15/2024	976,873	0.2
2,125,000 (1),(2)	Gray Television, Inc., 5.125%, 10/15/2024	2,209,118	0.4
1,275,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	1,419,202	0.2
1,850,000 (2)	Hughes Satellite Systems Corp., 6.625%, 08/01/2026	2,058,768	0.3
650,000 (1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	681,297	0.1
2,125,000 (2)	iHeartCommunications, Inc., 8.375%, 05/01/2027	2,352,056	0.4
775,000 (1),(2)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	544,205	0.1
1,650,000 (1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,506,310	0.3
2,250,000 (2)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	1,335,915	0.2
2,150,000 (1),(2)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	2,282,977	0.4
1,150,000	Level 3 Financing, Inc., 5.125%, 05/01/2023	1,159,585	0.2
1,375,000	Level 3 Financing, Inc., 5.250%, 03/15/2026	1,432,544	0.2
2,025,000 (1)	MDC Partners, Inc., 6.500%, 05/01/2024	1,837,687	0.3
1,200,000 (1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	1,272,417	0.2
450,000 (1),(2)	Netflix, Inc., 4.875%, 06/15/2030	457,864	0.1
2,450,000	Netflix, Inc., 5.875%, 11/15/2028	2,720,504	0.5
2,100,000 (1),(2)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	2,193,628	0.4
1,875,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	1,979,344	0.3
1,100,000	Northwestern Bell Telephone, 7.750%, 05/01/2030	1,183,699	0.2
1,025,000 (1)	Altice France SA/France, 7.375%, 05/01/2026	1,102,377	0.2
1,875,000 (1),(2)	Plantronics, Inc., 5.500%, 05/31/2023	1,837,481	0.3
1,150,000 (1),(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	1,184,900	0.2
1,002,000 (1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	1,054,189	0.2
2,625,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	2,774,231	0.5
2,300,000	Sprint Communications, Inc., 6.000%, 11/15/2022	2,416,219	0.4
4,055,000	Sprint Corp., 7.125%, 06/15/2024	4,382,786	0.7
1,900,000	Sprint Corp., 7.625%, 03/01/2026	2,098,835	0.4
1,625,000 (1)	TEGNA, Inc., 5.000%, 09/15/2029	1,655,469	0.3
1,325,000 (2)	Telecom Italia Capital SA, 6.000%, 09/30/2034	1,424,140	0.2
1,525,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	1,695,571	0.3
1,525,000 (1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	1,592,634	0.3
2,150,000 (1)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	2,279,000	0.4
700,000	T-Mobile USA, Inc., 5.125%, 04/15/2025	725,872	0.1
2,650,000	T-Mobile USA, Inc., 6.500%, 01/15/2026	2,846,259	0.5
670,000 (1)	Townsquare Media, Inc., 6.500%, 04/01/2023	682,003	0.1
1,620,000 (2),(3)	ViacomCBS, Inc., 6.250%, 02/28/2057	1,799,456	0.3
1,725,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	1,780,347	0.3
500,000 (1),(2)	ViaSat, Inc., 5.625%, 04/15/2027	535,925	0.1
2,550,000 (1),(2)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	2,704,530	0.5
1,700,000	Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	1,741,795	0.3
725,000 (1),(2)	Ziggo BV, 4.875%, 01/15/2030	750,109	0.1
		128,468,770	21.9

	Consumer, Cyclical: 19.4%
3,725,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	3,853,829	0.6
2,025,000 (1),(2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	1,812,426	0.3
1,575,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,728,283	0.3
2,725,000 (2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	2,462,235	0.4
960,000 (1)	American Builders & Contractors Supply Co., Inc., 4.000%, 01/15/2028	976,176	0.2
2,125,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	2,198,493	0.4
1,250,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	1,281,769	0.2
2,540,000 (1),(2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	2,632,075	0.4
1,880,000 (1),(2)	CCM Merger, Inc., 6.000%, 03/15/2022	1,922,300	0.3
1,600,000	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	1,648,664	0.3

See Accompanying Notes to Financial Statements

36

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
1,750,000 (1)	Cedar Fair L.P., 5.250%, 07/15/2029	1,888,862	0.3
2,300,000	Century Communities, Inc., 5.875%, 07/15/2025	2,401,579	0.4
480,000 (1),(2),(4)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	500,599	0.1
1,925,000 (1),(2)	Core & Main L.P., 6.125%, 08/15/2025	2,001,981	0.3
2,900,000	Dana, Inc., 5.500%, 12/15/2024	2,989,421	0.5
1,525,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	1,646,806	0.3
2,900,000 (1)	Golden Nugget, Inc., 6.750%, 10/15/2024	3,008,721	0.5
2,675,000	H&E Equipment Services, Inc., 5.625%, 09/01/2025	2,809,860	0.5
1,450,000 (1)	IAA, Inc., 5.500%, 06/15/2027	1,543,307	0.3
1,525,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,634,186	0.3
1,200,000 (1)	International Game Technology PLC, 6.250%, 02/15/2022	1,268,136	0.2
1,850,000 (1)	International Game Technology PLC, 6.500%, 02/15/2025	2,081,231	0.3
2,925,000	L Brands, Inc., 6.750%, 07/01/2036	2,574,292	0.4
2,000,000	Lennar Corp., 5.250%, 06/01/2026	2,195,695	0.4
1,225,000	Lennar Corp., 5.375%, 10/01/2022	1,311,132	0.2
1,825,000 (1),(2)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	1,857,695	0.3
1,700,000 (1)	Live Nation Entertainment, Inc., 4.750%, 10/15/2027	1,762,645	0.3
1,550,000	M/I Homes, Inc., 5.625%, 08/01/2025	1,628,143	0.3
945,000	M/I Homes, Inc., 6.750%, 01/15/2021	948,922	0.2
2,575,000 (1)	Mattel, Inc., 5.875%, 12/15/2027	2,718,170	0.5
2,050,000 (2)	Men's Wearhouse, Inc./The, 7.000%, 07/01/2022	1,963,515	0.3
1,225,000 (2)	Meritage Homes Corp., 5.125%, 06/06/2027	1,308,113	0.2
1,390,000	Meritage Homes Corp., 7.000%, 04/01/2022	1,520,746	0.3
550,000 (2)	MGM Resorts International, 5.500%, 04/15/2027	611,517	0.1
1,500,000 (2)	MGM Resorts International, 5.750%, 06/15/2025	1,683,735	0.3
1,600,000	MGM Resorts International, 6.000%, 03/15/2023	1,759,336	0.3
1,675,000 (1),(2)	Michaels Stores, Inc., 8.000%, 07/15/2027	1,602,724	0.3
1,600,000 (1),(2)	Motion Bondco DAC, 6.625%, 11/15/2027	1,698,000	0.3
1,675,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	1,772,016	0.3
550,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	591,441	0.1
1,850,000 (1)	Navistar International Corp., 6.625%, 11/01/2025	1,888,545	0.3
1,875,000 (1),(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,986,848	0.3
1,515,000 (1)	Performance Food Group, Inc., 5.500%, 10/15/2027	1,622,982	0.3
1,125,000 (1)	PetSmart, Inc., 5.875%, 06/01/2025	1,148,906	0.2
2,150,000 (1)	PetSmart, Inc., 7.125%, 03/15/2023	2,112,375	0.4
2,100,000 (1),(2)	Resideo Funding, Inc., 6.125%, 11/01/2026	2,121,052	0.4
1,450,000 (1),(2)	Scientific Games International, Inc., 5.000%, 10/15/2025	1,522,500	0.3
1,010,000	Scientific Games International, Inc., 6.625%, 05/15/2021	1,026,817	0.2
950,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	1,018,258	0.2
1,000,000 (1)	Scientific Games International, Inc., 8.250%, 03/15/2026	1,104,374	0.2
1,925,000 (1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	2,041,299	0.3
1,800,000 (1),(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,922,580	0.3
2,000,000	Sonic Automotive, Inc., 6.125%, 03/15/2027	2,090,695	0.3
1,210,000 (1)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	1,229,663	0.2
900,000 (1)	Staples, Inc., 7.500%, 04/15/2026	935,437	0.2
1,625,000 (1),(2)	Staples, Inc., 10.750%, 04/15/2027	1,652,381	0.3
2,300,000 (1),(2)	Station Casinos LLC, 5.000%, 10/01/2025	2,346,000	0.4
1,150,000 (1),(2)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	1,256,775	0.2
1,999,000 (2)	Tempur Sealy International, Inc., 5.500%, 06/15/2026	2,110,144	0.4
1,500,000 (2)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	1,594,373	0.3
2,500,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	2,676,500	0.4
1,425,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	1,535,185	0.3
645,000 (1)	WMG Acquisition Corp., 5.000%, 08/01/2023	661,393	0.1
2,150,000 (1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	2,187,625	0.4
		113,591,483	19.4

	Consumer, Non-cyclical: 17.5%
2,100,000	Acadia Healthcare Co., Inc., 5.125%, 07/01/2022	2,121,655	0.4
110,000	Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	114,308	0.0

See Accompanying Notes to Financial Statements

37

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
1,363,000 (1),(2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	1,450,709	0.2
2,345,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 6.625%, 06/15/2024	2,460,257	0.4
1,425,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	1,432,620	0.2
4,275,000 (1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	4,876,279	0.8
1,650,000 (1)	Bausch Health Cos, Inc., 5.000%, 01/30/2028	1,697,668	0.3
1,650,000 (1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	1,715,175	0.3
875,000 (1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	916,199	0.2
1,125,000 (1),(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	1,164,729	0.2
1,225,000 (1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	1,349,766	0.2
1,600,000 (1),(2)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,664,664	0.3
845,000 (1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	886,701	0.1
1,060,000 (1)	Centene Corp., 4.250%, 12/15/2027	1,092,436	0.2
1,415,000 (1)	Centene Corp., 4.625%, 12/15/2029	1,493,816	0.3
1,225,000	Centene Corp., 4.750%, 01/15/2025	1,274,998	0.2
945,000 (1)	Centene Corp., 4.750%, 01/15/2025	983,570	0.2
875,000 (1)	Centene Corp., 5.375%, 06/01/2026	930,213	0.2
775,000	Centene Corp., 6.125%, 02/15/2024	805,031	0.1
1,375,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	1,385,299	0.2
2,050,000	CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	2,085,875	0.4
1,975,000 (1)	Cott Holdings, Inc., 5.500%, 04/01/2025	2,067,993	0.3
1,450,000	DaVita, Inc., 5.125%, 07/15/2024	1,489,273	0.3
1,450,000 (1),(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	1,476,438	0.2
1,675,000 (1),(4)	Eagle Holding Co. II LLC, 7.750% (PIK Rate 8.500%, Cash Rate 7.750%), 05/15/2022	1,703,743	0.3
950,000 (1),(2)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/2025	643,331	0.1
2,075,000 (1)	Garda World Security Corp., 8.750%, 05/15/2025	2,163,167	0.4
2,250,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	2,408,282	0.4
2,000,000	HCA Healthcare, Inc., 6.250%, 02/15/2021	2,089,500	0.4
5,050,000	HCA, Inc., 5.375%, 02/01/2025	5,594,971	1.0
375,000	HCA, Inc., 5.625%, 09/01/2028	428,044	0.1
1,889,000	HCA, Inc., 7.500%, 02/15/2022	2,090,707	0.4
940,000 (1)	Hertz Corp./The, 6.000%, 01/15/2028	941,739	0.2
1,006,000 (1),(2)	Hertz Corp./The, 7.125%, 08/01/2026	1,091,384	0.2
158,000 (1)	Hertz Corp./The, 7.625%, 06/01/2022	164,715	0.0
1,600,000 (1),(2)	Hertz Corp., 5.500%, 10/15/2024	1,643,336	0.3
925,000 (1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	954,228	0.2
1,900,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	1,957,475	0.3
1,290,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	1,427,849	0.2
1,575,000 (1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	1,694,621	0.3
1,425,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	1,495,359	0.3
1,880,000	Molina Healthcare, Inc., 5.375%, 11/15/2022	2,001,749	0.3
2,675,000 (1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	2,594,723	0.4
1,525,000	New Albertsons L.P., 7.450%, 08/01/2029	1,559,842	0.3
1,575,000 (1),(2)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,571,102	0.3
1,050,000 (1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	1,087,501	0.2
1,150,000 (1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	1,245,565	0.2
800,000 (1),(2),(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 9.250%, Cash Rate 8.500%), 12/01/2022	746,995	0.1
2,900,000 (1),(2)	Post Holdings, Inc., 5.625%, 01/15/2028	3,130,115	0.5
1,250,000 (1)	Post Holdings, Inc., 8.000%, 07/15/2025	1,342,394	0.2
2,225,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	2,412,690	0.4
1,600,000 (1),(2)	Simmons Foods, Inc., 5.750%, 11/01/2024	1,611,336	0.3
2,150,000	Spectrum Brands, Inc., 5.750%, 07/15/2025	2,249,459	0.4
1,290,000 (2)	Tenet Healthcare Corp., 5.125%, 05/01/2025	1,331,925	0.2
2,750,000 (2)	Tenet Healthcare Corp., 6.750%, 06/15/2023	3,027,186	0.5
800,000	Tenet Healthcare Corp., 8.125%, 04/01/2022	886,424	0.1
387,000 (2)	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/2023	359,749	0.1
1,250,000 (2)	Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	1,267,606	0.2

See Accompanying Notes to Financial Statements

38

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
625,000	United Rentals North America, Inc., 4.625%, 10/15/2025	643,866	0.1
1,547,000	United Rentals North America, Inc., 4.875%, 01/15/2028	1,613,645	0.3
749,000	United Rentals North America, Inc., 5.250%, 01/15/2030	807,534	0.1
1,150,000	United Rentals North America, Inc., 5.500%, 07/15/2025	1,197,320	0.2
500,000	United Rentals North America, Inc., 5.500%, 05/15/2027	536,898	0.1
1,326,000	United Rentals North America, Inc., 6.500%, 12/15/2026	1,459,810	0.2
1,000,000 (1)	Vizient, Inc., 6.250%, 05/15/2027	1,072,848	0.2
1,675,000 (1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,674,983	0.3
		102,861,388	17.5

	Energy: 8.3%
920,000 (1),(2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	949,900	0.2
550,000 (1),(2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	582,902	0.1
1,730,000 (1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	713,668	0.1
3,950,000 (1),(2)	California Resources Corp., 8.000%, 12/15/2022	1,708,375	0.3
2,175,000 (2)	Carrizo Oil & Gas, Inc., 6.250%, 04/15/2023	2,212,714	0.4
857,000 (1)	Chesapeake Energy Corp., 11.500%, 01/01/2025	809,865	0.1
2,080,000 (2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	2,131,979	0.4
1,025,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	1,047,637	0.2
2,280,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	2,275,246	0.4
1,400,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	767,809	0.1
800,000 (1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	827,858	0.1
625,000 (1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	658,188	0.1
2,160,000 (1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	2,317,961	0.4
2,160,000	Gulfport Energy Corp., 6.000%, 10/15/2024	1,539,000	0.3
1,400,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	1,419,250	0.2
2,205,000 (1)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	2,293,200	0.4
1,800,000 (1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,696,545	0.3
2,075,000 (1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	2,132,784	0.4
2,125,000	Montage Resources Corp., 8.875%, 07/15/2023	1,965,604	0.3
1,795,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,369,311	0.2
940,000 (2)	Murphy Oil Corp., 5.875%, 12/01/2027	988,175	0.2
1,350,000	Murphy Oil Corp., 5.750%, 08/15/2025	1,414,847	0.2
770,000 (1)	Noble Holding International Ltd., 7.875%, 02/01/2026	560,443	0.1
2,800,000	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	2,890,972	0.5
640,000	Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	656,278	0.1
65,000	Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	67,623	0.0
65,000	Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	69,202	0.0
2,400,000 (1),(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	2,357,574	0.4
800,000 (1),(2)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	877,480	0.1
1,500,000 (1),(2)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	1,667,775	0.3
475,000 (1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.500%, 03/01/2030	488,656	0.1
2,700,000 (2)	Transocean, Inc., 6.800%, 03/15/2038	1,924,020	0.3
825,000	Valaris plc, 5.750%, 10/01/2044	374,084	0.1
2,240,000 (1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	2,120,530	0.4

See Accompanying Notes to Financial Statements

39

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
1,000,000 (1)	Viper Energy Partners L.P., 5.375%, 11/01/2027	1,041,850	0.2
1,775,000	WPX Energy, Inc., 5.250%, 10/15/2027	1,875,909	0.3
		48,795,214	8.3

	Financial: 5.7%
550,000 (1)	Alliance Data Systems Corp., 4.750%, 12/15/2024	550,000	0.1
625,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	672,859	0.1
1,475,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	1,579,124	0.3
2,050,000 (2)	Ally Financial, Inc., 5.750%, 11/20/2025	2,298,562	0.4
1,500,000	CIT Group, Inc., 5.000%, 08/15/2022	1,593,739	0.3
195,000	CIT Group, Inc., 5.250%, 03/07/2025	214,907	0.0
875,000	CIT Group, Inc., 6.125%, 03/09/2028	1,034,992	0.2
2,550,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	2,641,379	0.4
3,025,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	3,227,294	0.5
1,545,000 (1)	LPL Holdings, Inc., 4.625%, 11/15/2027	1,579,762	0.3
2,425,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	2,648,306	0.4
2,100,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	2,231,303	0.4
1,525,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/2024	1,566,938	0.3
2,300,000 (2)	Navient Corp., 7.250%, 09/25/2023	2,604,796	0.4
1,900,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,970,913	0.3
1,525,000 (1),(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	1,543,681	0.3
665,000 (2)	Springleaf Finance Corp., 5.375%, 11/15/2029	695,357	0.1
600,000	Springleaf Finance Corp., 6.125%, 05/15/2022	645,750	0.1
1,350,000	Springleaf Finance Corp., 6.125%, 03/15/2024	1,481,612	0.3
2,350,000	Springleaf Finance Corp., 7.125%, 03/15/2026	2,721,476	0.5
		33,502,750	5.7

	Industrial: 11.9%
2,125,000 (1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	2,216,194	0.4
2,325,000	AECOM, 5.875%, 10/15/2024	2,577,902	0.4
1,425,000 (1)	Amsted Industries, Inc., 5.625%, 07/01/2027	1,514,558	0.3
2,750,000 (1),(4)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	2,848,450	0.5
1,150,000 (1),(2)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027	1,212,526	0.2
1,850,000 (1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,910,893	0.3
1,400,000 (1),(2)	Berry Global, Inc., 5.625%, 07/15/2027	1,505,035	0.3
2,425,000 (1)	BMC East LLC, 5.500%, 10/01/2024	2,529,069	0.4
925,000 (1)	Bombardier, Inc., 6.000%, 10/15/2022	927,035	0.2
2,000,000 (1)	Bombardier, Inc., 8.750%, 12/01/2021	2,195,750	0.4
1,900,000 (1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	2,088,285	0.4
1,700,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	1,751,000	0.3
1,260,000 (1)	Clean Harbors, Inc., 4.875%, 07/15/2027	1,328,481	0.2
585,000 (1)	Clean Harbors, Inc., 5.125%, 07/15/2029	629,137	0.1
1,600,000 (1)	F-Brasile SpA / F-Brasile US LLC, 7.375%, 08/15/2026	1,696,000	0.3
2,145,000 (1)	FXI Holdings, Inc., 7.875%, 11/01/2024	2,064,541	0.3
1,700,000 (1)	GFL Environmental, Inc., 8.500%, 05/01/2027	1,873,145	0.3
465,000 (1)	GFL Environmental, Inc., 7.000%, 06/01/2026	492,550	0.1
1,275,000 (1)	Granite Holdings US Acquisition Co., 11.000%, 10/01/2027	1,294,568	0.2
2,325,000 (1),(2)	Itron, Inc., 5.000%, 01/15/2026	2,415,902	0.4
2,425,000 (1),(2)	James Hardie International Finance DAC, 4.750%, 01/15/2025	2,523,006	0.4
1,900,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	1,994,981	0.3
1,070,000 (1)	Masonite International Corp., 5.375%, 02/01/2028	1,132,167	0.2
1,050,000 (1)	Masonite International Corp., 5.750%, 09/15/2026	1,118,615	0.2
2,300,000 (1),(2)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	2,276,977	0.4
1,850,000 (1)	Norbord, Inc., 5.750%, 07/15/2027	1,924,643	0.3
650,000 (1),(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	695,230	0.1

See Accompanying Notes to Financial Statements

40

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
1,800,000 (1),(2)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,971,000	0.3
1,775,000 (1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	1,906,523	0.3
1,370,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,405,394	0.2
487,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	504,349	0.1
96,911	Reynolds Group Issuer, Inc., 5.750%, 10/15/2020	97,153	0.0
1,375,000 (1)	Sealed Air Corp., 5.500%, 09/15/2025	1,516,508	0.3
2,050,000 (1)	SSL Robotics LLC, 9.750%, 12/31/2023	2,234,500	0.4
3,275,000 (1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	3,450,999	0.6
1,825,000 (1),(2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,999,009	0.3
750,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	772,811	0.1
1,475,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	1,589,825	0.3
200,000 (1),(5)	syncreon Group BV / syncreon Global Finance US, Inc., 8.625%, 11/01/2021	22,000	0.0
1,575,000 (1)	TransDigm, Inc., 5.500%, 11/15/2027	1,595,601	0.3
1,475,000 (2)	TransDigm, Inc., 6.375%, 06/15/2026	1,567,129	0.3
2,075,000	TransDigm, Inc., 6.500%, 05/15/2025	2,162,326	0.4
506,000 (1),(2)	Zekelman Industries, Inc., 9.875%, 06/15/2023	532,249	0.1
		70,064,016	11.9

	Technology: 4.0%
2,400,000 (1)	Ascend Learning LLC, 6.875%, 08/01/2025	2,526,996	0.4
850,000	CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	890,022	0.2
2,100,000 (2)	CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	2,335,378	0.4
2,775,000 (1),(2)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	2,858,222	0.5
430,000 (1)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	437,258	0.1
650,000 (1),(2)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	686,563	0.1
1,950,000	Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	1,999,559	0.3
340,000 (1)	MSCI, Inc., 5.250%, 11/15/2024	350,018	0.1
865,000 (1)	MSCI, Inc., 5.750%, 08/15/2025	909,323	0.2
1,350,000 (1)	MTS Systems Corp., 5.750%, 08/15/2027	1,414,594	0.2
1,780,000 (1)	Open Text Corp., 5.625%, 01/15/2023	1,814,861	0.3
535,000 (1)	Open Text Corp., 5.875%, 06/01/2026	573,440	0.1
1,630,000 (1)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,697,914	0.3
2,525,000 (1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	2,613,350	0.4
2,500,000 (1),(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	2,319,788	0.4
		23,427,286	4.0

	Utilities: 2.3%
2,300,000 (2)	Calpine Corp., 5.750%, 01/15/2025	2,366,125	0.4
960,000 (1)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	974,400	0.2
1,975,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	2,102,555	0.4
1,950,000 (1),(2)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,977,622	0.3
1,190,000 (2)	NRG Energy, Inc., 5.750%, 01/15/2028	1,293,352	0.2
1,600,000	NRG Energy, Inc., 6.625%, 01/15/2027	1,738,960	0.3
1,350,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	1,434,135	0.2
1,675,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,768,130	0.3
		13,655,279	2.3

	Total Corporate Bonds/Notes
	(Cost $543,012,244)	560,375,521	95.4

BANK LOANS: 1.0%
	Consumer, Non-cyclical: 0.2%
1,475,000	Bellring Brands LLC - TL B 1L, 6.780%, (US0001M + 5.000%), 10/10/2024	1,496,203	0.2

	Containers & Glass Products: 0.2%
1,066,773	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.549%, (US0001M + 2.750%), 02/05/2023	1,071,607	0.2

	Electronics/Electrical: 0.3%
1,575,000	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.902%, (US0003M + 3.000%), 11/03/2023	1,543,500	0.3

See Accompanying Notes to Financial Statements

41

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Health Care: 0.3%
826,427	Bausch Health Companies, Inc. 2018 Term Loan B, 4.740%, (US0001M + 3.000%), 06/02/2025	832,497	0.1
1,300,000	Envision Healthcare Corporation 2018 1st Lien Term Loan, 5.549%, (US0001M + 3.750%), 10/10/2025	1,113,667	0.2
		1,946,164	0.3

	Total Bank Loans
	(Cost $5,912,413)	6,057,474	1.0

CONVERTIBLE BONDS/NOTES: 0.2%
	Communications: 0.2%
875,000	DISH Network Corp., 3.375%, 08/15/2026	843,850	0.2

	Financial: 0.0%
499,200 (1),(5)	Lehman Brothers Holdings, Inc., 8.160%, 05/30/2009	1,647	0.0

	Total Convertible Bonds/Notes
	(Cost $1,310,044)	845,497	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.1%
	Consumer Discretionary: –%
1,476 (1),(6),(7)	Perseus Holding Corp.	–	–

	Consumer Staples: 0.1%
24,842 (6),(7)	Southeastern Grocers, Inc.	819,786	0.1

	Energy: 0.0%
2	Amplify Energy Corp.	13	0.0
424,441 (6),(7)	Ascent Resources - Utica LLC	5,094	0.0
		5,107	0.0

	Health Care: 0.0%
106 (2),(7)	Option Care Health, Inc.	395	0.0

	Total Common Stock
	(Cost $768,541)	825,288	0.1

PREFERRED STOCK: –%
	Consumer Discretionary: –%
775 (1),(6),(7)	Perseus Holding Corp.	–	–

	Total Preferred Stock
	(Cost $–)	–	–

WARRANTS: –%
	Energy: –%
674 (6),(7)	Amplify Energy Corp.	–	–

	Health Care: –%
126 (6),(7)	Option Care Health, Inc. - Class A	–	–
126 (6),(7)	Option Care Health, Inc. - Class B	–	–
		–	–

	Total Warrants
	(Cost $325)	–	–

OTHER(8): –%
	Communications: –%
1,445,000 (6),(9)	Millicom International Cellular S.A. (Escrow)	–	–

	Energy: –%
2,000 (6),(9)	Green Field Energy Services, Inc. (Escrow)	–	–

	Total Other
	(Cost $–)	–	–

	Total Long-Term Investments
	(Cost $551,003,567)	568,103,780	96.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 21.1%
	Commercial Paper: 2.5%
297,000	American Express Company, 2.100%, 04/06/2020	295,355	0.1
400,000 (10)	Australia & New Zealand Banking, 1.830%, 03/13/2020	398,510	0.1
1,350,000 (10)	Banco Santander S.A., 1.950%, 02/05/2020	1,347,573	0.2
600,000 (10)	Banco Santander S.A., 1.950%, 02/06/2020	598,891	0.1
625,000 (10)	DBS Bank Ltd., 1.860%, 02/28/2020	623,148	0.1
950,000 (10)	Flex Co. LLC, 1.910%, 01/31/2020	948,528	0.2
1,205,000	General Electric Co., 1.780%, 01/02/2020	1,204,883	0.2
1,749,000	General Electric Co., 2.130%, 02/12/2020	1,744,630	0.3
300,000 (10)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	299,412	0.1
1,325,000 (10)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	1,322,268	0.2
1,353,000 (10)	Societe Generale, 1.970%, 01/09/2020	1,352,391	0.2
1,175,000 (10)	Starbird Funding Corp., 1.910%, 02/20/2020	1,171,920	0.2
1,878,000	Tyson Foods Inc., 2.000%, 01/21/2020	1,875,837	0.3
1,075,000 (10)	United Overseas Bnk Group, 1.900%, 01/24/2020	1,073,842	0.2

	Total Commercial Paper
	(Cost $14,256,953)	14,257,188	2.5

	Floating Rate Notes: 4.7%
1,275,000 (10)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	1,275,369	0.2

See Accompanying Notes to Financial Statements

42

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
1,275,000 (10)	Bank of America Corp., 1.910%, 05/07/2020	1,275,000	0.2
900,000 (10)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.1
1,275,000 (10)	Bedford Row Funding, 1.960%, 05/18/2020	1,275,215	0.2
325,000 (10)	BNP Paribas, 1.950%, 05/14/2020	325,024	0.1
1,300,000 (10)	Commonwealth Bank of Australia, 1.920%, 03/16/2020	1,300,017	0.2
1,200,000 (10)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	1,200,336	0.2
2,125,000 (10)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	2,125,162	0.4
1,275,000 (10)	Credit Suisse Group AG, 1.890%, 04/17/2020	1,275,571	0.2
1,375,000 (10)	DNB ASA, 1.930%, 02/14/2020	1,375,197	0.2
1,125,000 (10)	Mitsubishi UFJ Financial Group, Inc., 1.930%, 01/16/2020	1,125,133	0.2
1,175,000 (10)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	1,175,224	0.2
450,000 (10)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 03/12/2020	450,115	0.1
1,250,000 (10)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	1,250,052	0.2
1,025,000 (10)	Mizuho Financial Group Inc., 1.970%, 05/06/2020	1,025,051	0.2
450,000 (10)	Royal Bank Of Canada, 1.860%, 04/29/2020	450,028	0.1
325,000 (10)	Skandinaviska Enskilda Banken AB, 1.890%, 03/09/2020	325,072	0.1
1,375,000 (10)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	1,375,044	0.2
325,000 (10)	Sumitomo Mitsui Trust Holdings, Inc., 1.750%, 03/11/2020	325,095	0.1
1,125,000 (10)	Sumitomo Mitsui Trust Holdings, Inc., 1.920%, 02/12/2020	1,125,187	0.2
675,000 (10)	Svenska Handelsbanken AB, 1.930%, 01/23/2020	675,081	0.1
1,300,000 (10)	The Norinchukin Bank, 2.050%, 04/24/2020	1,300,467	0.2
350,000 (10)	The Sumitomo Mitsui Financial Group, 1.880%, 02/03/2020	350,013	0.1
1,350,000 (10)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	1,349,772	0.2
325,000 (10)	The Sumitomo Mitsui Financial Group, 2.010%, 05/01/2020	325,394	0.1
1,500,000 (10)	Toronto-Dominion Bank, 1.850%, 02/13/2020	1,500,043	0.3
900,000 (10)	Westpac Banking Corp, 1.830%, 02/10/2020	900,071	0.1

	Total Floating Rate Notes
	(Cost $27,353,666)	27,353,666	4.7

	Repurchase Agreements: 11.2%
27,639,621 (10)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $27,641,999, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $28,194,872, due 09/01/24-11/01/49)	27,639,621	4.7
2,180,404 (10)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $2,180,595, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $2,224,210, due 01/15/20-11/15/48)	2,180,404	0.4
27,639,621 (10)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $27,641,999, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $28,192,415, due 06/30/21-12/01/49)	27,639,621	4.7
8,447,747 (10)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $8,448,557, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,616,934, due 04/15/21-02/15/47)	8,447,747	1.4

	Total Repurchase Agreements
	(Cost $65,907,393)	65,907,393	11.2

	Certificates of Deposit: 1.0%
400,000 (10)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020	400,113	0.1
1,350,000 (10)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	1,349,891	0.2

See Accompanying Notes to Financial Statements

43

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
325,000 (10)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.870%, 03/12/2020	324,972	0.1
1,075,000 (10)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	1,075,043	0.2
1,325,000 (10)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	1,325,046	0.2
300,000 (10)	Landesbank Baden-Wurttemberg, 2.180%, 01/09/2020	300,038	0.0
1,275,000 (10)	The Norinchukin Bank, 1.900%, 03/05/2020	1,275,107	0.2

	Total Certificates of Deposit
	(Cost $6,050,210)	6,050,210	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds(10): 1.7%
3,490,000 (10)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	3,490,000	0.6
3,754,000 (10),(11)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	3,754,000	0.6
3,008,000 (10),(11)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	3,008,000	0.5
	Total Mutual Funds
	(Cost $10,252,000)	10,252,000	1.7

	Total Short-Term Investments
	(Cost $123,820,222)	123,820,457	21.1

	Total Investments in Securities (Cost $674,823,789)	$691,924,237	117.8
	Liabilities in Excess of Other Assets	(104,619,860)	(17.8)
	Net Assets	$587,304,377	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2019.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	Defaulted security
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(7)	Non-income producing security.
(8)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.
(9)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(10)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(11)	Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

44

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Communication Services: 11.4%
109,400 (1)	Alphabet, Inc. - Class A	$146,529,266	2.5
2,801,672 (1),(2)	Altice USA, Inc.	76,597,712	1.3
2,678,702	Comcast Corp. – Class A	120,461,229	2.0
1,589,372 (1)	Facebook, Inc. - Class A	326,218,603	5.6
		669,806,810	11.4

	Consumer Discretionary: 13.9%
206,842 (1)	Amazon.com, Inc.	382,210,921	6.5
327,833 (1)	Burlington Stores, Inc.	74,755,759	1.3
194,183	Domino's Pizza, Inc.	57,047,082	1.0
857,088	Hilton Worldwide Holdings, Inc.	95,059,630	1.6
318,622 (1)	O'Reilly Automotive, Inc.	139,639,278	2.4
538,358	Ross Stores, Inc.	62,675,638	1.1
		811,388,308	13.9

	Consumer Staples: 4.7%
565,106	Church & Dwight Co., Inc.	39,749,556	0.7
374,380	Constellation Brands, Inc.	71,038,605	1.2
1,090,965	Mondelez International, Inc.	60,090,352	1.0
1,235,170	Philip Morris International, Inc.	105,100,616	1.8
		275,979,129	4.7

	Financials: 3.0%
663,134	Intercontinental Exchange, Inc.	61,373,052	1.0
710,001	Progressive Corp.	51,396,972	0.9
233,593	S&P Global, Inc.	63,782,569	1.1
		176,552,593	3.0

	Health Care: 14.9%
1,029,066	AbbVie, Inc.	91,113,504	1.6
1,218,215	Baxter International, Inc.	101,867,138	1.7
2,475,252 (1)	Boston Scientific Corp.	111,930,895	1.9
354,261 (1)	DexCom, Inc.	77,491,051	1.3
688,266	Eli Lilly & Co.	90,458,800	1.6
357,063	Humana, Inc.	130,870,731	2.2
1,896,047	Merck & Co., Inc.	172,445,475	3.0
428,281 (1)	Vertex Pharmaceuticals, Inc.	93,772,125	1.6
		869,949,719	14.9

	Industrials: 9.8%
913,958	Ametek, Inc.	91,158,171	1.6
346,781	Boeing Co.	112,967,379	1.9
1,535,846	CSX Corp.	111,133,817	1.9
925,754	Delta Air Lines, Inc.	54,138,094	0.9
621,020	Ingersoll-Rand PLC - Class A	82,545,978	1.4
327,173	L3Harris Technologies, Inc.	64,737,721	1.1
163,083	Roper Technologies, Inc.	57,768,891	1.0
		574,450,051	9.8

	Information Technology: 37.9%
1,769,554 (1)	Advanced Micro Devices, Inc.	81,151,746	1.4
1,175,625	Apple, Inc.	345,222,281	5.9
357,876	Broadcom, Inc.	113,095,974	1.9
464,789	CDW Corp.	66,390,461	1.1
653,095	Fidelity National Information Services, Inc.	90,838,984	1.6
1,196,928 (1)	Fiserv, Inc.	138,400,785	2.4
1,036,765 (1)	GoDaddy, Inc.	70,417,079	1.2
653,993	Intuit, Inc.	171,300,386	2.9
404,312 (2)	Lam Research Corp.	118,220,829	2.0
2,331,313	Microsoft Corp.	367,648,060	6.3
604,519	Motorola Solutions, Inc.	97,412,192	1.7
744,771	NXP Semiconductor NV - NXPI - US	94,779,557	1.6
832,697 (1)	Salesforce.com, Inc.	135,429,840	2.3
504,641 (1)	Synopsys, Inc.	70,246,027	1.2
1,381,651 (2)	Visa, Inc. - Class A	259,612,223	4.4
		2,220,166,424	37.9

	Materials: 1.4%
159,192	Avery Dennison Corp.	20,825,498	0.4
501,674 (1),(2)	Berry Global Group, Inc.	23,824,498	0.4
318,834 (1)	Crown Holdings, Inc.	23,128,218	0.4
123,575	LyondellBasell Industries NV - Class A	11,675,366	0.2
		79,453,580	1.4

	Real Estate: 2.4%
610,754	American Tower Corp.	140,363,484	2.4

	Total Common Stock
	(Cost $4,626,656,984)	5,818,110,098	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Commercial Paper: 0.1%
325,000 (3)	Australia & New Zealand Banking, 1.830%, 03/13/2020	323,789	0.0
525,000 (3)	Banco Santander S.A., 1.950%, 02/05/2020	524,056	0.0
450,000 (3)	Banco Santander S.A., 2.110%, 01/09/2020	449,822	0.0
650,000 (3)	DBS Bank Ltd., 1.820%, 02/18/2020	648,418	0.0
475,000 (3)	Flex Co. LLC, 1.910%, 01/31/2020	474,264	0.0
350,000 (3)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	349,314	0.0
325,000 (3)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	324,297	0.0
675,000 (3)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	673,608	0.1
550,000 (3)	United Overseas Bnk Group, 1.900%, 01/24/2020	549,408	0.0

See Accompanying Notes to Financial Statements

45

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
500,000 (3)	United Overseas Bnk Group, 2.080%, 01/16/2020	499,650	0.0

	Total Commercial Paper
	(Cost $4,816,626)	4,816,626	0.1

	Floating Rate Notes: 0.2%
625,000 (3)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	625,181	0.0
575,000 (3)	Commonwealth Bank of Australia, 1.920%, 01/24/2020	575,073	0.0
600,000 (3)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	600,168	0.0
650,000 (3)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	650,109	0.0
925,000 (3)	Credit Suisse Group AG, 1.720%, 01/16/2020	925,069	0.1
475,000 (3)	DNB ASA, 1.930%, 02/14/2020	475,068	0.0
875,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.930%, 01/16/2020	875,103	0.0
625,000 (3)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	625,026	0.0
800,000 (3)	Natixis S.A., 2.030%, 01/24/2020	800,048	0.0
750,000 (3)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	750,024	0.0
675,000 (3)	Sumitomo Mitsui Trust Holdings, Inc., 2.040%, 04/24/2020	674,996	0.0
625,000 (3)	The Sumitomo Mitsui Financial Group, 1.840%, 01/10/2020	625,045	0.0
550,000 (3)	Toronto-Dominion Bank, 1.850%, 02/13/2020	550,016	0.0
925,000 (3)	Toyota Motor Corp., 1.980%, 03/13/2020	925,328	0.1

	Total Floating Rate Notes
	(Cost $9,676,254)	9,676,254	0.2

	Repurchase Agreements: 0.3%
7,892,807 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $7,893,490, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $8,050,663, due 01/25/20-10/15/60)	7,892,807	0.1
7,892,807 (3)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $7,893,564, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $8,050,664, due 04/15/20-03/31/21)	7,892,807	0.1
693,994 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $694,054, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $707,874, due 06/30/21-12/01/49)	693,994	0.0
2,423,022 (3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,423,254, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,471,549, due 04/15/21-02/15/47)	2,423,022	0.1

	Total Repurchase Agreements
	(Cost $18,902,630)	18,902,630	0.3

	Certificates of Deposit: 0.0%
500,000 (3)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020
	(Cost $500,141)	500,141	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
53,637,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%
	(Cost $53,637,000)	53,637,000	0.9

	Total Short-Term Investments
	(Cost $87,532,651)	87,532,651	1.5

See Accompanying Notes to Financial Statements

46

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Total Investments in Securities (Cost $4,714,189,635)	$5,905,642,749	100.9
Liabilities in Excess of Other Assets	(53,559,001)	(0.9)
Net Assets	$5,852,083,748	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

47

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Communication Services: 8.2%
1,048,120	AT&T, Inc.	$40,960,530	3.8
380,167	Comcast Corp. – Class A	17,096,110	1.6
215,342	Walt Disney Co.	31,144,913	2.8
		89,201,553	8.2

	Consumer Discretionary: 5.6%
141,401	Hasbro, Inc.	14,933,360	1.4
438,681	MGM Resorts International	14,594,917	1.3
129,151	Ralph Lauren Corp.	15,139,080	1.4
263,437	TJX Cos., Inc.	16,085,463	1.5
		60,752,820	5.6

	Consumer Staples: 8.9%
93,422	Coca-Cola Co.	5,170,908	0.5
65,776	Constellation Brands, Inc.	12,480,996	1.1
228,522	Kellogg Co.	15,804,581	1.5
379,415 (1)	Keurig Dr Pepper, Inc.	10,984,064	1.0
310,063	Philip Morris International, Inc.	26,383,261	2.4
206,732	Procter & Gamble Co.	25,820,827	2.4
		96,644,637	8.9

	Energy: 8.5%
365,976	BP PLC ADR	13,811,934	1.3
192,541	Chevron Corp.	23,203,116	2.2
269,839	ConocoPhillips	17,547,630	1.6
157,595	EOG Resources, Inc.	13,200,157	1.2
127,432	Marathon Petroleum Corp.	7,677,778	0.7
192,172	Schlumberger Ltd.	7,725,315	0.7
94,788	Valero Energy Corp.	8,876,896	0.8
		92,042,826	8.5

	Financials: 23.6%
360,721	American International Group, Inc.	18,515,809	1.7
243,684 (1)	Apollo Global Management, Inc.	11,626,164	1.1
1,147,381	Bank of America Corp.	40,410,759	3.7
133,436	Discover Financial Services	11,318,041	1.1
109,624	Goldman Sachs Group, Inc.	25,205,846	2.3
300,839	Hartford Financial Services Group, Inc.	18,281,986	1.7
241,616	Intercontinental Exchange, Inc.	22,361,561	2.1
295,763	JPMorgan Chase & Co.	41,229,362	3.8
262,384	Morgan Stanley	13,413,070	1.2
106,062	Northern Trust Corp.	11,268,027	1.0
255,828	Truist Financial Corp.	14,408,233	1.3
475,899	US Bancorp	28,216,052	2.6
		256,254,910	23.6

	Health Care: 13.7%
135,333 (2)	Alcon, Inc.	7,655,788	0.7
74,043	Becton Dickinson & Co.	20,137,475	1.9
219,062	Bristol-Myers Squibb Co.	14,061,590	1.3
165,545	Gilead Sciences, Inc.	10,757,114	1.0
273,063	Johnson & Johnson	39,831,700	3.7
203,245	Medtronic PLC	23,058,145	2.1
164,919	Novartis AG ADR	15,616,180	1.4
118,201	Zimmer Biomet Holdings, Inc.	17,692,325	1.6
		148,810,317	13.7

	Industrials: 9.5%
87,359	Cummins, Inc.	15,633,766	1.4
36,928	Lockheed Martin Corp.	14,379,025	1.3
98,129	Norfolk Southern Corp.	19,049,783	1.7
60,873	Old Dominion Freight Line	11,552,478	1.1
98,114	Oshkosh Corp.	9,286,490	0.9
57,245	Roper Technologies, Inc.	20,277,896	1.9
223,754	Timken Co.	12,599,588	1.2
		102,779,026	9.5

	Information Technology: 6.3%
33,379 (2)	Adobe, Inc.	11,008,728	1.0
134,039	Analog Devices, Inc.	15,929,195	1.5
217,979 (2)	Micron Technology, Inc.	11,722,910	1.1
54,961	Microsoft Corp.	8,667,350	0.8
63,566	MKS Instruments, Inc.	6,992,896	0.6
85,122	Motorola Solutions, Inc.	13,716,559	1.3
		68,037,638	6.3

	Materials: 4.0%
80,442	Air Products & Chemicals, Inc.	18,903,065	1.7
132,822 (1)	BHP Group Ltd. ADR	7,266,692	0.7
101,806	Celanese Corp. - Series A	12,534,355	1.1
96,710	Dow, Inc.	5,292,938	0.5
		43,997,050	4.0

	Real Estate: 5.0%
291,498	American Homes 4 Rent	7,640,163	0.7
86,594	Crown Castle International Corp.	12,309,337	1.1
291,622	Highwoods Properties, Inc.	14,263,232	1.3
258,463 (1)	MGM Growth Properties LLC	8,004,599	0.7
95,252	Mid-America Apartment Communities, Inc.	12,559,929	1.2
		54,777,260	5.0

	Utilities: 6.2%
440,822 (2),(3)	PRIME AET&D Holdings NO 1	–	–
131,584	American Electric Power Co., Inc.	12,436,004	1.2
103,147	Entergy Corp.	12,357,011	1.1
154,447	Evergy, Inc.	10,052,955	0.9
301,851	Exelon Corp.	13,761,387	1.3
77,116	NextEra Energy, Inc.	18,674,410	1.7
		67,281,767	6.2

	Total Common Stock
	(Cost $960,843,177)	1,080,579,804	99.5

OTHER(4): –%
	Communications: –%
32,517 (3),(5)	Tribune Co. (Escrow)	–	–

See Accompanying Notes to Financial Statements

48

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

OTHER(4): –%
	Energy: –%
1,685,000 (3),(5)	Samson Investment Co. (Escrow)	–	–

	Total Other
	(Cost $30,842)	–	–

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: –%
	Financial: –%
1,216,000 (3),(6)	Tropicana Entertainment LLC / Tropicana Finance Corp., 9.625%, 12/15/2015	–	–

	Total Corporate Bonds/Notes
	(Cost $787,908)	–	–

	Total Long-Term Investments
	(Cost $961,661,927)	1,080,579,804	99.5

SHORT-TERM INVESTMENTS: 3.3%
	Commercial Paper: 0.2%
300,000 (7)	DBS Bank Ltd., 1.710%, 01/07/2020	299,905	0.1
300,000 (7)	DBS Bank Ltd., 1.820%, 02/18/2020	299,270	0.0
275,000 (7)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	274,405	0.0
275,000 (7)	LMA Americas LLC, 1.800%, 01/27/2020	274,597	0.0
325,000 (7)	Matchpoint Finance PLC, 1.850%, 02/03/2020	324,449	0.1
200,000 (7)	Mitsubishi UFJ Trust and Banking Corp., 1.910%, 02/04/2020	199,631	0.0

	Total Commercial Paper
	(Cost $1,672,257)	1,672,257	0.2

	Floating Rate Notes: 0.7%
300,000 (7)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	300,087	0.0
300,000 (7)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	299,987	0.0
300,000 (7)	Bank of America Corp., 1.910%, 05/07/2020	300,000	0.0
900,000 (7)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.1
325,000 (7)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	324,999	0.1
250,000 (7)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	250,042	0.0
300,000 (7)	Credit Suisse Group AG, 1.720%, 01/16/2020	300,022	0.0
325,000 (7)	Credit Suisse Group AG, 1.750%, 01/30/2020	325,035	0.1
300,000 (7)	HSBC Holdings PLC, 1.890%, 02/05/2020	300,050	0.0
325,000 (7)	Lloyds Bank PLC, 1.900%, 02/07/2020	325,054	0.1
300,000 (7)	Lloyds Bank PLC, 1.960%, 01/24/2020	300,044	0.0
300,000 (7)	Mitsubishi UFJ Financial Group, Inc., 1.960%, 01/23/2020	300,044	0.0
250,000 (7)	Mizuho Financial Group Inc., 1.850%, 01/06/2020	250,013	0.0
300,000 (7)	Mizuho Financial Group Inc., 1.890%, 02/05/2020	300,050	0.0
325,000 (7)	Mizuho Financial Group Inc., 1.980%, 02/27/2020	325,059	0.1
250,000 (7)	Natixis S.A., 2.030%, 01/24/2020	250,015	0.0
600,000 (7)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	600,020	0.1
300,000 (7)	Starbird Funding Corp., 2.070%, 04/24/2020	300,120	0.0
250,000 (7)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	249,997	0.0
300,000 (7)	Svenska Handelsbanken AB, 1.930%, 01/23/2020	300,036	0.0
250,000 (7)	The Sumitomo Mitsui Financial Group, 1.840%, 01/10/2020	250,018	0.0
300,000 (7)	The Sumitomo Mitsui Financial Group, 1.880%, 02/03/2020	300,011	0.0
275,000 (7)	The Sumitomo Mitsui Financial Group, 1.960%, 01/22/2020	275,019	0.0
325,000 (7)	Toronto-Dominion Bank, 1.850%, 02/13/2020	325,009	0.1

	Total Floating Rate Notes
	(Cost $7,950,664)	7,950,664	0.7

	Repurchase Agreements: 1.9%
7,263,147 (7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $7,263,776, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $7,408,410, due 01/25/20-10/15/60)	7,263,147	0.7
7,263,147 (7)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $7,263,843, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $7,408,411, due 04/15/20-03/31/21)	7,263,147	0.7

See Accompanying Notes to Financial Statements

49

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
2,951,909 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,952,163, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,010,947, due 06/30/21-12/01/49)	2,951,909	0.3
2,576,916 (7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,577,163, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,628,525, due 04/15/21-02/15/47)	2,576,916	0.2

	Total Repurchase Agreements
	(Cost $20,055,119)	20,055,119	1.9

	Certificates of Deposit: 0.1%
990,000 (7)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.870%, 03/12/2020	989,914	0.1
275,000 (7)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	275,010	0.0
250,000 (7)	The Norinchukin Bank, 1.900%, 03/05/2020	250,021	0.0

	Total Certificates of Deposit
	(Cost $1,514,945)	1,514,945	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
4,774,000 (8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%
	(Cost $4,774,000)	4,774,000	0.4

	Total Short-Term Investments
	(Cost $35,966,985)	35,966,985	3.3

	Total Investments in Securities (Cost $997,628,912)	$1,116,546,789	102.8
	Liabilities in Excess of Other Assets	(30,100,266)	(2.8)
	Net Assets	$1,086,446,523	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(6)	Defaulted security
(7)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

50

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 43.7%
	Basic Materials: 0.8%
600,000 (1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$612,063	0.2
52,000	ArcelorMittal SA, 3.600%, 07/16/2024	53,389	0.0
365,000	Dow Chemical Co/The, 3.150%, 05/15/2024	378,468	0.1
430,000	Eastman Chemical Co., 3.500%, 12/01/2021	441,078	0.2
350,000 (1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	359,744	0.1
425,000	Nutrien Ltd., 3.150%, 10/01/2022	434,172	0.2
		2,278,914	0.8

	Communications: 3.1%
560,000	Alibaba Group Holding Ltd., 2.800%, 06/06/2023	567,737	0.2
1,560,000	AT&T, Inc., 2.800%, 02/17/2021	1,574,125	0.5
561,000	AT&T, Inc., 3.600%, 02/17/2023	585,557	0.2
335,000	AT&T, Inc., 4.050%, 12/15/2023	359,051	0.1
470,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	473,033	0.2
599,000	Cisco Systems, Inc., 2.450%, 06/15/2020	600,822	0.2
340,000	Comcast Corp., 1.625%, 01/15/2022	339,192	0.1
713,000	Comcast Corp., 3.450%, 10/01/2021	733,936	0.3
450,000	eBay, Inc., 2.150%, 06/05/2020	450,344	0.2
360,000 (1)	Fox Corp., 4.030%, 01/25/2024	383,790	0.1
280,000	Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	287,795	0.1
185,000 (1)	Sky Ltd., 3.125%, 11/26/2022	190,157	0.1
600,000	TWDC Enterprises 18 Corp., 2.450%, 03/04/2022	608,328	0.2
858,000	Verizon Communications, Inc., 3.125%, 03/16/2022	880,540	0.3
401,000	ViacomCBS, Inc., 2.500%, 02/15/2023	405,371	0.1
580,000	ViacomCBS, Inc., 4.250%, 09/01/2023	617,678	0.2
		9,057,456	3.1

	Consumer, Cyclical: 2.5%
419,942	American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	435,513	0.2
390,000	American Honda Finance Corp., 2.050%, 01/10/2023	391,640	0.1
360,000	AutoZone, Inc., 4.000%, 11/15/2020	364,145	0.1
400,000 (1)	BMW US Capital LLC, 3.400%, 08/13/2021	409,117	0.1
109,207	Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	111,269	0.0
540,000 (1)	Daimler Finance North America LLC, 2.300%, 01/06/2020	539,991	0.2
460,000 (1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	471,294	0.2
250,000	Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	259,319	0.1
255,000	Delta Air Lines, Inc., 2.875%, 03/13/2020	255,052	0.1
417,000	Delta Air Lines, Inc., 3.800%, 04/19/2023	432,757	0.1
881,000	Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	884,581	0.3
530,000 (1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	529,001	0.2
167,000	Ralph Lauren Corp., 2.625%, 08/18/2020	167,651	0.1
330,000 (1)	Toyota Industries Corp., 3.110%, 03/12/2022	336,022	0.1
550,000	Toyota Motor Credit Corp., 3.050%, 01/08/2021	556,685	0.2
73,017	United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	75,887	0.0
432,372	United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	446,153	0.2
503,616	US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	529,233	0.2
66,784	US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	69,568	0.0
		7,264,878	2.5

	Consumer, Non-cyclical: 6.8%
680,000 (1)	AbbVie, Inc., 2.150%, 11/19/2021	681,563	0.2
340,000 (1)	AbbVie, Inc., 2.300%, 11/21/2022	341,850	0.1
165,000	AbbVie, Inc., 2.900%, 11/06/2022	168,410	0.1
83,000	AbbVie, Inc., 3.375%, 11/14/2021	85,157	0.0
547,000	AmerisourceBergen Corp., 3.500%, 11/15/2021	560,117	0.2
1,030,000	Anthem, Inc., 2.500%, 11/21/2020	1,034,744	0.4
480,000	Archer-Daniels-Midland Co., 3.375%, 03/15/2022	495,146	0.2
510,000	BAT Capital Corp., 3.222%, 08/15/2024	521,554	0.2
990,000	Becton Dickinson and Co., 2.404%, 06/05/2020	991,128	0.3
405,000 (1)	Bristol-Myers Squibb Co., 2.250%, 08/15/2021	407,499	0.1
355,000 (1)	Bristol-Myers Squibb Co., 2.600%, 05/16/2022	360,862	0.1
765,000	Cigna Corp., 3.200%, 09/17/2020	771,070	0.3
480,000	Constellation Brands, Inc., 2.250%, 11/06/2020	481,013	0.2
1,047,000	CVS Health Corp., 3.350%, 03/09/2021	1,064,413	0.4

See Accompanying Notes to Financial Statements

51

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
350,000	CVS Health Corp., 3.700%, 03/09/2023	364,572	0.1
685,000	DH Europe Finance II Sarl, 2.050%, 11/15/2022	685,841	0.2
305,000	Express Scripts Holding Co., 3.900%, 02/15/2022	315,214	0.1
325,000	Express Scripts Holding Co., 4.750%, 11/15/2021	340,687	0.1
900,000	General Mills, Inc., 3.150%, 12/15/2021	920,178	0.3
770,000	Gilead Sciences, Inc., 1.950%, 03/01/2022	771,038	0.3
226,000	GlaxoSmithKline Capital PLC, 2.875%, 06/01/2022	230,897	0.1
560,000 (1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	561,632	0.2
715,000	Keurig Dr Pepper, Inc., 3.551%, 05/25/2021	730,358	0.3
278,000	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	293,191	0.1
70,000	Kraft Heinz Foods Co., 2.800%, 07/02/2020	70,117	0.0
440,000	McKesson Corp., 3.650%, 11/30/2020	446,218	0.2
440,000 (1)	Mondelez International Holdings Netherlands BV, 2.125%, 09/19/2022	440,150	0.2
150,000 (1)	Mylan, Inc., 3.125%, 01/15/2023	152,220	0.0
540,000	Novartis Capital Corp., 2.400%, 09/21/2022	548,598	0.2
345,000	PayPal Holdings, Inc., 2.200%, 09/26/2022	347,006	0.1
350,000	Pfizer, Inc., 2.800%, 03/11/2022	357,341	0.1
340,000	Philip Morris International, Inc., 1.875%, 02/25/2021	340,054	0.1
882,000	Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	887,012	0.3
270,000	Stryker Corp., 2.625%, 03/15/2021	272,308	0.1
334,000 (1)	Takeda Pharmaceutical Co. Ltd., 2.450%, 01/18/2022	335,896	0.1
330,000	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	341,321	0.1
495,000	Unilever Capital Corp., 3.000%, 03/07/2022	506,959	0.2
165,000	UnitedHealth Group, Inc., 2.375%, 08/15/2024	167,147	0.1
486,000	UnitedHealth Group, Inc., 3.350%, 07/15/2022	503,318	0.2
555,000	Zoetis, Inc., 3.250%, 08/20/2021	565,284	0.2
		19,459,083	6.8

	Energy: 3.4%
480,000	Apache Corp., 3.250%, 04/15/2022	489,055	0.2
210,000 (1)	BG Energy Capital PLC, 4.000%, 10/15/2021	216,919	0.1
569,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023	592,778	0.2
560,000	BP Capital Markets America, Inc., 4.742%, 03/11/2021	578,725	0.2
580,000	Canadian Natural Resources Ltd., 2.950%, 01/15/2023	591,693	0.2
410,000	Columbia Pipeline Group, Inc., 3.300%, 06/01/2020	411,420	0.1
880,000	Energy Transfer Partners L.P. / Regency Energy Finance Corp., 5.875%, 03/01/2022	933,903	0.3
280,000	Enterprise Products Operating LLC, 2.800%, 02/15/2021	282,857	0.1
690,000	Enterprise Products Operating LLC, 2.850%, 04/15/2021	697,597	0.2
350,000	Enterprise Products Operating LLC, 5.200%, 09/01/2020	357,308	0.1
350,000	Husky Energy, Inc., 3.950%, 04/15/2022	362,017	0.1
770,000	Kinder Morgan Energy Partners L.P., 5.000%, 10/01/2021	802,630	0.3
405,000	Marathon Petroleum Corp., 5.125%, 04/01/2024	415,842	0.2
600,000	Occidental Petroleum Corp., 2.700%, 08/15/2022	606,322	0.2
315,000	ONEOK Partners L.P., 3.375%, 10/01/2022	324,137	0.1
570,000	Sabine Pass Liquefaction LLC, 5.625%, 02/01/2021	585,921	0.2
470,000 (1)	Schlumberger Finance Canada Ltd., 2.200%, 11/20/2020	470,778	0.2
1,186,000	Shell International Finance BV, 1.750%, 09/12/2021	1,185,178	0.4
		9,905,080	3.4

	Financial: 17.5%
340,000 (1)	ABN AMRO Bank NV, 2.450%, 06/04/2020	340,628	0.1
390,000 (1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	398,870	0.1
1,000,000	American Express Co., 3.375%, 05/17/2021	1,019,144	0.4
1,000,000	American International Group, Inc., 3.300%, 03/01/2021	1,014,599	0.3
258,000	American Tower Corp., 3.500%, 01/31/2023	267,485	0.1
420,000 (1)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/2020	420,642	0.1
740,000	Aon Corp., 5.000%, 09/30/2020	755,941	0.3
440,000	Assurant, Inc., 4.200%, 09/27/2023	459,320	0.2
620,000 (1)	Athene Global Funding, 2.750%, 04/20/2020	621,324	0.2
355,000	Australia & New Zealand Banking Group Ltd./New York NY, 2.050%, 11/21/2022	356,211	0.1
400,000	Banco Santander SA, 3.500%, 04/11/2022	410,880	0.1

See Accompanying Notes to Financial Statements

52

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
593,000 (2)	Bank of America Corp., 2.369%, 07/21/2021	594,344	0.2
916,000 (2)	Bank of America Corp., 3.004%, 12/20/2023	938,526	0.3
390,000	Bank of New York Mellon Corp./The, 1.950%, 08/23/2022	390,810	0.1
180,000	Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	184,859	0.1
250,000	Bank of Nova Scotia/The, 2.450%, 03/22/2021	252,034	0.1
350,000	Bank of Nova Scotia/The, 3.125%, 04/20/2021	355,556	0.1
355,000 (1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	355,445	0.1
450,000 (1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	450,444	0.2
625,000	BBVA USA, 3.500%, 06/11/2021	635,849	0.2
250,000 (1)	BPCE SA, 2.750%, 01/11/2023	254,077	0.1
270,000 (2)	Canadian Imperial Bank of Commerce, 2.606%, 07/22/2023	272,978	0.1
670,000	Canadian Imperial Bank of Commerce, 2.700%, 02/02/2021	676,240	0.2
720,000	Capital One Financial Corp., 3.200%, 01/30/2023	740,285	0.3
395,000	Charles Schwab Corp./The, 2.650%, 01/25/2023	402,736	0.1
1,000,000	Citibank NA, 3.400%, 07/23/2021	1,021,570	0.4
680,000 (2)	Citigroup, Inc., 2.312%, 11/04/2022	682,157	0.2
582,000	Citigroup, Inc., 2.900%, 12/08/2021	591,605	0.2
460,000 (1)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	460,272	0.2
544,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	568,823	0.2
480,000	Cooperatieve Rabobank UA/NY, 2.500%, 01/19/2021	482,896	0.2
270,000	Cooperatieve Rabobank UA/NY, 3.125%, 04/26/2021	274,259	0.1
950,000	Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	958,622	0.3
355,000 (1)	Danske Bank A/S, 2.000%, 09/08/2021	353,519	0.1
425,000 (1)	Danske Bank A/S, 2.800%, 03/10/2021	428,049	0.1
455,000 (1),(2)	Danske Bank A/S, 3.001%, 09/20/2022	458,624	0.2
355,000 (1)	DNB Bank ASA, 2.150%, 12/02/2022	356,589	0.1
331,000	Enstar Group Ltd., 4.500%, 03/10/2022	343,178	0.1
260,000 (1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	260,641	0.1
450,000	GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	450,434	0.2
445,000 (1)	HSBC Bank PLC, 4.125%, 08/12/2020	450,746	0.2
727,000	HSBC Holdings PLC, 3.400%, 03/08/2021	738,547	0.3
134,000	HSBC USA, Inc., 5.000%, 09/27/2020	136,820	0.0
615,000	Huntington National Bank/The, 3.250%, 05/14/2021	625,436	0.2
287,000	ING Groep NV, 3.150%, 03/29/2022	293,485	0.1
450,000	Intercontinental Exchange, Inc., 3.450%, 09/21/2023	470,943	0.2
510,000	JPMorgan Chase & Co., 2.550%, 03/01/2021	513,960	0.2
280,000	JPMorgan Chase & Co., 3.200%, 01/25/2023	289,002	0.1
421,000	JPMorgan Chase & Co., 4.500%, 01/24/2022	442,045	0.1
1,480,000 (2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	1,480,788	0.5
2,853,000	Kreditanstalt fuer Wiederaufbau, 4.000%, 01/27/2020	2,856,966	1.0
440,000	Lloyds Bank PLC, 2.250%, 08/14/2022	442,123	0.2
465,000 (1)	Lloyds Bank PLC, 6.500%, 09/14/2020	477,838	0.2
320,000	Marsh & McLennan Cos, Inc., 3.500%, 12/29/2020	324,750	0.1
460,000	Marsh & McLennan Cos, Inc., 4.050%, 10/15/2023	489,333	0.2
840,000	Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/2021	842,487	0.3
200,000	Mitsubishi UFJ Financial Group, Inc., 2.623%, 07/18/2022	202,709	0.1
320,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	322,701	0.1
860,000	Morgan Stanley, 2.750%, 05/19/2022	875,757	0.3
1,566,000	Morgan Stanley, 5.500%, 07/28/2021	1,650,016	0.6
250,000	MUFG Union Bank NA, 3.150%, 04/01/2022	255,822	0.1
300,000	National Australia Bank Ltd./New York, 2.500%, 05/22/2022	303,510	0.1
330,000 (1)	Nationwide Building Society, 2.350%, 01/21/2020	330,040	0.1
380,000 (1)	Nationwide Financial Services, Inc., 5.375%, 03/25/2021	394,731	0.1
345,000 (1)	Nordea Bank ABP, 4.875%, 05/13/2021	357,735	0.1
470,000	PNC Financial Services Group, Inc./The, 3.500%, 01/23/2024	494,916	0.2
540,000 (1)	Protective Life Global Funding, 2.161%, 09/25/2020	540,854	0.2
590,000	Reinsurance Group of America, Inc., 5.000%, 06/01/2021	612,843	0.2

See Accompanying Notes to Financial Statements

53

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
225,000	Royal Bank of Canada, 2.703%, (US0003M + 0.660%), 10/05/2023	226,836	0.1
553,000	Royal Bank of Canada, 3.700%, 10/05/2023	584,570	0.2
569,000	Royal Bank of Scotland Group PLC, 3.875%, 09/12/2023	596,274	0.2
320,000	Santander Holdings USA, Inc., 4.450%, 12/03/2021	332,636	0.1
595,000	Skandinaviska Enskilda Banken AB, 1.875%, 09/13/2021	593,394	0.2
710,000	Skandinaviska Enskilda Banken AB, 2.300%, 03/11/2020	710,385	0.2
340,000 (2)	State Street Corp., 2.354%, 11/01/2025	341,402	0.1
730,000	Sumitomo Mitsui Banking Corp., 2.514%, 01/17/2020	730,135	0.3
594,000	Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	600,935	0.2
825,000	Svenska Handelsbanken AB, 3.350%, 05/24/2021	841,301	0.3
525,000 (1)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	533,760	0.2
722,000	Toronto-Dominion Bank/The, 3.250%, 06/11/2021	737,396	0.3
1,063,000 (1)	UBS AG/London, 2.200%, 06/08/2020	1,064,434	0.4
860,000 (1)	UBS Group AG, 2.950%, 09/24/2020	866,104	0.3
340,000	US Bank NA/Cincinnati OH, 2.185%, (US0003M + 0.290%), 05/21/2021	340,308	0.1
350,000	US Bank NA/Cincinnati OH, 3.000%, 02/04/2021	354,213	0.1
205,000 (2)	Wells Fargo & Co., 2.406%, 10/30/2025	205,139	0.1
1,410,000 (2)	Wells Fargo Bank NA, 3.325%, 07/23/2021	1,421,178	0.5
880,000	Wells Fargo Bank NA, 3.625%, 10/22/2021	905,875	0.3
500,000	Westpac Banking Corp., 2.100%, 05/13/2021	501,494	0.2
250,000	XLIT Ltd., 4.450%, 03/31/2025	272,303	0.1
		50,237,440	17.5

	Industrial: 2.6%
530,000	Amphenol Corp., 2.200%, 04/01/2020	530,092	0.2
385,000	Caterpillar Financial Services Corp., 2.650%, 05/17/2021	389,441	0.1
405,000	Caterpillar Financial Services Corp., 2.850%, 05/17/2024	418,724	0.1
470,000	Caterpillar Financial Services Corp., 2.950%, 02/26/2022	480,662	0.2
380,000	Caterpillar Financial Services Corp., 3.650%, 12/07/2023	403,256	0.1
350,000	FedEx Corp., 3.400%, 01/14/2022	359,472	0.1
360,000	John Deere Capital Corp., 2.950%, 04/01/2022	368,573	0.1
348,000 (1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.650%, 07/29/2021	356,036	0.1
523,000 (1)	Rolls-Royce PLC, 2.375%, 10/14/2020	525,038	0.2
430,000	Roper Technologies, Inc., 3.125%, 11/15/2022	440,742	0.2
289,000	Ryder System, Inc., 3.500%, 06/01/2021	294,930	0.1
300,000 (1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/2020	300,118	0.1
410,000 (1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	431,402	0.2
950,000	United Parcel Service, Inc., 2.050%, 04/01/2021	952,581	0.3
540,000	United Technologies Corp., 2.300%, 05/04/2022	544,230	0.2
286,000	United Technologies Corp., 3.350%, 08/16/2021	292,862	0.1
480,000	WestRock RKT LLC, 4.900%, 03/01/2022	505,665	0.2
		7,593,824	2.6

	Technology: 2.6%
620,000	Activision Blizzard, Inc., 2.300%, 09/15/2021	623,206	0.2
670,000	Analog Devices, Inc., 2.950%, 01/12/2021	675,643	0.2
1,000,000	Apple, Inc., 1.800%, 09/11/2024	993,569	0.4
411,000	Applied Materials, Inc., 2.625%, 10/01/2020	413,279	0.2
545,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/2020	545,029	0.2
352,000 (1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	362,253	0.1
116,000	Electronic Arts, Inc., 3.700%, 03/01/2021	118,175	0.0
445,000	Fiserv, Inc., 2.750%, 07/01/2024	452,985	0.2
230,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	232,629	0.1
355,000	HP, Inc., 4.300%, 06/01/2021	365,662	0.1
460,000	IBM Credit LLC, 2.650%, 02/05/2021	464,179	0.2
315,000	International Business Machines Corp., 2.850%, 05/13/2022	321,912	0.1
680,000	NVIDIA Corp., 2.200%, 09/16/2021	683,424	0.2
875,000	salesforce.com, Inc., 3.250%, 04/11/2023	910,148	0.3
280,000	Texas Instruments, Inc., 2.750%, 03/12/2021	282,929	0.1
		7,445,022	2.6

	Utilities: 4.4%
425,000	Arizona Public Service Co., 3.350%, 06/15/2024	444,074	0.2

See Accompanying Notes to Financial Statements

54

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
466,000	Berkshire Hathaway Energy Co., 2.375%, 01/15/2021	468,518	0.2
375,000	Consumers Energy Co., 3.375%, 08/15/2023	391,870	0.1
720,000	Dominion Energy, Inc., 2.579%, 07/01/2020	721,560	0.2
525,000 (2)	Dominion Energy, Inc., 2.715%, 08/15/2021	529,064	0.2
490,000	DTE Energy Co., 2.600%, 06/15/2022	493,493	0.2
1,125,000	Duke Energy Corp., 1.800%, 09/01/2021	1,123,983	0.4
385,000	Duke Energy Ohio, Inc., 3.800%, 09/01/2023	407,024	0.1
290,000	Duke Energy Progress LLC, 3.375%, 09/01/2023	303,009	0.1
268,000 (1)	Electricite de France SA, 2.350%, 10/13/2020	268,543	0.1
250,000	Entergy Louisiana LLC, 4.050%, 09/01/2023	265,808	0.1
250,000	Entergy Louisiana LLC, 3.300%, 12/01/2022	256,742	0.1
255,000	Evergy, Inc., 4.850%, 06/01/2021	263,089	0.1
460,000	Eversource Energy, 2.500%, 03/15/2021	462,689	0.2
320,000	Exelon Generation Co. LLC, 2.950%, 01/15/2020	320,054	0.1
380,000	FirstEnergy Corp., 4.250%, 03/15/2023	400,625	0.1
550,000	Georgia Power Co., 2.000%, 03/30/2020	549,938	0.2
470,000	Georgia Power Co., 2.000%, 09/08/2020	469,865	0.2
835,000	National Rural Utilities Cooperative Finance Corp., 2.300%, 09/15/2022	842,357	0.3
310,000	NextEra Energy Capital Holdings, Inc., 2.403%, 09/01/2021	312,280	0.1
215,000	NextEra Energy Capital Holdings, Inc., 3.150%, 04/01/2024	222,931	0.1
325,000 (1)	Niagara Mohawk Power Corp., 2.721%, 11/28/2022	330,387	0.1
524,000	PNM Resources, Inc., 3.250%, 03/09/2021	530,161	0.2
365,000	San Diego Gas & Electric Co., 3.000%, 08/15/2021	370,043	0.1
460,000	Sempra Energy, 2.400%, 02/01/2020	460,040	0.2
369,000	Southern California Edison Co., 2.400%, 02/01/2022	370,892	0.1
330,000	Southern Co. Gas Capital Corp., 2.450%, 10/01/2023	332,292	0.1
150,000	Wisconsin Power & Light Co., 2.250%, 11/15/2022	150,691	0.0
610,000	Wisconsin Public Service Corp., 3.350%, 11/21/2021	626,907	0.2
		12,688,929	4.4

	Total Corporate Bonds/Notes
	(Cost $124,481,582)	125,930,626	43.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.5%
1,793,295	Fannie Mae REMICS 2006-43-FJ, 2.202%, (US0001M + 0.410%), 06/25/2036	1,791,010	0.6
1,250,621	Fannie Mae REMICS 2007-14 PF, 1.982%, (US0001M + 0.190%), 03/25/2037	1,237,525	0.4
501,207	Fannie Mae REMICS 2010-123 FL, 2.222%, (US0001M + 0.430%), 11/25/2040	499,630	0.2
2,018,458	Fannie Mae REMICS 2011-51 FM, 2.442%, (US0001M + 0.650%), 06/25/2041	2,025,410	0.7
184,974	Fannie Mae REMICS 2011-96 FN, 2.292%, (US0001M + 0.500%), 10/25/2041	185,450	0.1
1,541,057	Fannie Mae REMICS 2010-136 FG, 2.292%, (US0001M + 0.500%), 12/25/2030	1,543,759	0.5
2,577,160	Fannie Mae REMICS 2011-68 F, 2.062%, (US0001M + 0.270%), 07/25/2031	2,575,523	0.9
197,130 (1),(2)	Flagstar Mortgage Trust 2017-2 A3, 3.500%, 10/25/2047	199,394	0.1
554,960 (2)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.601%, 10/25/2046	558,482	0.2
2,727,540	Ginnie Mae Series 2012-H31 FD, 2.114%, (US0001M + 0.340%), 12/20/2062	2,713,831	0.9
749,217	Ginnie Mae Series 2016-H08 FT, 2.494%, (US0001M + 0.720%), 02/20/2066	751,427	0.3
286,566 (1),(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	290,921	0.1
417,964 (1),(2)	Sequoia Mortgage Trust 2014-3 B3, 3.936%, 10/25/2044	431,421	0.1
437,037 (1),(2)	Sequoia Mortgage Trust 2014-4 B3, 3.864%, 11/25/2044	448,981	0.1
531,181 (1),(2)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	539,046	0.2
210,363 (2)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.505%, 06/25/2034	211,750	0.1

	Total Collateralized Mortgage Obligations
	(Cost $15,985,138)	16,003,560	5.5

U.S. TREASURY OBLIGATIONS: 20.2%
	U.S. Treasury Notes: 20.2%
5,000 (3)	1.500%,10/31/2024	4,954	0.0
7,540,800	1.625%,12/31/2021	7,548,409	2.6
22,431,000	1.625%,12/15/2022	22,441,652	7.8
831,900	1.750%,12/31/2024	833,787	0.3
817,000	1.750%,12/31/2026	812,275	0.3

See Accompanying Notes to Financial Statements

55

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
26,276,000	2.125%,01/31/2021	26,413,646	9.2

	Total U.S. Treasury Obligations
	(Cost $58,026,787)	58,054,723	20.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 11.1%
350,000 (1)	Austin Fairmont Hotel Trust 2019-FAIR C, 3.190%, (US0001M + 1.450%), 09/15/2032	350,644	0.1
585,548 (2)	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/2042	585,555	0.2
830,000 (1)	BFLD 2019-DPLO A, 2.830%, (US0001M + 1.090%), 10/15/2034	829,448	0.3
1,840,000 (1)	BX Commercial Mortgage Trust 2019-XL D, 3.190%, (US0001M + 1.450%), 10/15/2036	1,844,640	0.6
200,000 (2)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.110%, 11/10/2046	213,853	0.1
521,000 (1),(2)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.092%, 03/10/2047	558,794	0.2
360,000	Citigroup Commercial Mortgage Trust 2015-GC27 AAB, 2.944%, 02/10/2048	366,181	0.1
672,131	Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	688,738	0.2
710,000 (1)	CLNY Trust 2019-IKPR A, 2.869%, (US0001M + 1.227%), 11/15/2038	703,766	0.2
84,627	COMM 2012-LC4 A4, 3.288%, 12/10/2044	85,982	0.0
1,690,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 2.970%, (US0001M + 1.230%), 05/15/2036	1,692,894	0.6
320,000 (1)	CSWF 2018-TOP C, 3.190%, (US0001M + 1.450%), 08/15/2035	320,135	0.1
1,490,000 (1),(2)	DBRR 2011-LC2 A4B Trust, 4.537%, 07/12/2044	1,521,111	0.5
780,000 (1),(2)	DBUBS 2011-LC1A E, 5.702%, 11/10/2046	796,532	0.3
730,000 (1),(2)	DBUBS 2011-LC2A D, 5.530%, 07/10/2044	750,567	0.3
102,897 (2)	Ginnie Mae 2011-53 B, 3.934%, 05/16/2051	104,895	0.0
713,926	Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	711,743	0.3
180,379	Ginnie Mae 2014-54 AC, 2.874%, 02/16/2049	181,231	0.1
629,801	Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	627,760	0.2
142,762 (2)	Ginnie Mae 2015-21 AF, 2.077%, 07/16/2048	141,640	0.1
362,579	Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	361,584	0.1
439,245	Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	433,131	0.2
179,906	Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	179,834	0.1
600,777	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	598,049	0.2
243,514	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	242,382	0.1
370,365	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	369,637	0.1
878,753	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	874,667	0.3
858,015	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	856,324	0.3
1,000,000 (1)	Great Wolf Trust 2019-WOLF A, 2.756%, (US0001M + 1.034%), 12/15/2029	997,186	0.3
530,000 (1)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	527,387	0.2
1,420,000 (1)	GS Mortgage Securities Corp. Trust 2019-70P C, 3.240%, (US0001M + 1.500%), 10/15/2036	1,421,973	0.5
1,320,000 (1),(2)	GS Mortgage Securities Trust 2011-GC3 D, 5.636%, 03/10/2044	1,363,977	0.5
760,000 (1),(2)	GS Mortgage Securities Trust 2012-GC6 C, 5.651%, 01/10/2045	796,873	0.3
977,000 (1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 C, 5.600%, 11/15/2043	989,306	0.3
2,710,000 (1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.418%, 08/15/2046	2,820,306	1.0
700,000 (2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	721,432	0.3
4,526	JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	4,547	0.0
455,281	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	459,610	0.2
1,210,000 (1),(2)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	1,240,281	0.4
1,220,000	Morgan Stanley Capital I Trust 2019-H6 A2, 3.228%, 06/15/2052	1,263,762	0.4
620,000 (1)	Morgan Stanley Capital I, Inc. 2019-BPR A, 3.140%, (US0001M + 1.400%), 05/15/2036	619,541	0.2
750,000 (2)	TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.503%, 08/15/2039	754,428	0.3
490,000 (1),(2)	Wells Fargo Commercial Mortgage Trust 2010-C1 B, 5.276%, 11/15/2043	497,433	0.2

See Accompanying Notes to Financial Statements

56

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
360,000 (2)	WFRBS Commercial Mortgage Trust 2013-C18 A5, 4.162%, 12/15/2046	384,600	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $32,027,670)	31,854,359	11.1

ASSET-BACKED SECURITIES: 17.1%
	Automobile Asset-Backed Securities: 7.6%
600,000	Ally Auto Receivables Trust 2018-3 A4, 3.120%, 07/17/2023	611,584	0.2
200,000	Ally Auto Receivables Trust 2019-1 A4, 3.020%, 04/15/2024	204,494	0.1
750,000	Americredit Automobile Receivables Trust 2019-1 B, 3.130%, 02/18/2025	763,682	0.3
600,000	AmeriCredit Automobile Receivables Trust 2019-3 B, 2.130%, 07/18/2025	598,799	0.2
400,000	Capital One Prime Auto Receivables Trust 2019-1 A4, 2.560%, 10/15/2024	405,513	0.1
750,000	CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	752,120	0.3
750,000	CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	751,792	0.3
150,000	Carmax Auto Owner Trust 2019-3 A4, 2.300%, 04/15/2025	150,542	0.1
800,000	Carmax Auto Owner Trust 2019-4 A4, 2.130%, 07/15/2025	801,475	0.3
650,000	Ford Credit Auto Lease Trust 2018-B A4, 3.300%, 02/15/2022	659,014	0.2
300,000	GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	300,847	0.1
650,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	652,066	0.2
400,000	GM Financial Automobile Leasing Trust 2018-3 A4, 3.300%, 07/20/2022	405,204	0.1
450,000	GM Financial Automobile Leasing Trust 2019-4 A4, 1.760%, 01/16/2025	445,862	0.2
500,000	GM Financial Consumer Automobile Receivables Trust 2019-3 A3, 2.180%, 04/16/2024	502,365	0.2
650,000	Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	669,253	0.2
550,000	Honda Auto Receivables 2019-3 A3 Owner Trust, 1.780%, 08/15/2023	548,815	0.2
250,000 (1)	Hyundai Auto Lease Securitization Trust 2019-B A4, 2.030%, 06/15/2023	249,645	0.1
950,000	Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/2023	949,727	0.3
646,260	Mercedes-Benz Auto Lease Trust 2019-A A2, 3.010%, 02/16/2021	647,513	0.2
400,000	Mercedes-Benz Auto Lease Trust 2019-A A4, 3.250%, 10/15/2024	406,358	0.1
450,000	Mercedes-Benz Auto Receivables Trust 2018-1 A4, 3.150%, 10/15/2024	460,850	0.2
650,000	Nissan Auto Receivables 2017-C A4 Owner Trust, 2.280%, 02/15/2024	651,962	0.2
500,000	Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	516,282	0.2
1,149,009 (1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	1,150,557	0.4
850,000	Santander Drive Auto Receivables Trust 2019-2 B, 2.790%, 01/16/2024	858,081	0.3
1,100,000	Santander Drive Auto Receivables Trust 2019-3 A3, 2.160%, 11/15/2022	1,101,749	0.4
650,000 (1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	650,803	0.2
91,077 (1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	91,683	0.0
500,000 (1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	501,787	0.2
500,000 (1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	502,222	0.2
1,300,000 (1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	1,291,971	0.5
865,850 (1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	877,253	0.3
650,000	Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	650,535	0.2
950,000	Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	947,622	0.3
		21,730,027	7.6

	Credit Card Asset-Backed Securities: 0.9%
1,000,000	BA Credit Card Trust 2019-A1 A1, 1.740%, 01/15/2025	997,067	0.4
1,550,000 (1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	1,569,238	0.5
		2,566,305	0.9

	Other Asset-Backed Securities: 8.3%
500,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 3.238%, (US0003M + 1.330%), 01/20/2033	500,000	0.2
840,000 (1)	Apidos Clo XXV 2016-25A A1R, 3.136%, (US0003M + 1.170%), 10/20/2031	836,718	0.3

See Accompanying Notes to Financial Statements

57

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
560,000 (1)	Arbor Realty Commercial Real Estate Notes 2019-FL2 A Ltd., 2.971%, (US0001M + 1.200%), 06/15/2034	559,824	0.2
700,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.231%, (US0003M + 1.230%), 01/15/2030	685,368	0.2
250,000 (1)	Babson CLO Ltd. 2017-1A A2, 3.353%, (US0003M + 1.350%), 07/18/2029	247,087	0.1
250,000 (1)	Bain Capital Credit CLO 2017-1A A2, 3.316%, (US0003M + 1.350%), 07/20/2030	248,324	0.1
580,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.251%, (US0003M + 1.250%), 07/15/2029	579,980	0.2
250,000 (1)	Carbone CLO Ltd. 2017-1A A1, 3.106%, (US0003M + 1.140%), 01/20/2031	249,352	0.1
500,000 (1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 2.960%, (US0003M + 1.050%), 05/15/2031	497,720	0.2
620,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.252%, (US0003M + 1.250%), 10/17/2030	620,002	0.2
750,000 (1)	CIFC Funding 2013-2A A1LR, 3.213%, (US0003M + 1.210%), 10/18/2030	749,999	0.3
600,000 (1)	CIFC Funding 2017-4 A1, 3.186%, (US0003M + 1.250%), 10/24/2030	601,892	0.2
600,000 (1)	CIFC Funding 2018-4A A1 Ltd., 3.152%, (US0003M + 1.150%), 10/17/2031	596,206	0.2
600,000 (1)	Clear Creek CLO Ltd. 2015-1A AR, 3.166%, (US0003M + 1.200%), 10/20/2030	598,535	0.2
400,000	CNH Equipment Trust 2017-B A4, 2.170%, 04/17/2023	400,738	0.1
250,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 3.146%, (US0003M + 1.180%), 10/20/2030	249,794	0.1
680,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 3.211%, (US0003M + 1.210%), 10/15/2030	679,997	0.2
250,000 (1)	Dryden 55 CLO Ltd. 2018-55A A1, 3.021%, (US0003M + 1.020%), 04/15/2031	248,689	0.1
1,120,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 3.351%, (US0003M + 1.350%), 04/15/2028	1,110,720	0.4
480,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.110%, (US0003M + 1.200%), 08/15/2030	480,005	0.2
300,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.216%, (US0003M + 1.250%), 01/20/2030	300,001	0.1
750,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.156%, (US0003M + 1.220%), 07/24/2030	748,826	0.2
500,000 (1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.201%, (US0003M + 1.200%), 10/15/2030	499,204	0.2
300,000 (1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 3.116%, (US0003M + 1.150%), 11/28/2030	299,689	0.1
431,651 (1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	444,161	0.1
600,000 (1)	LCM 26A A2 Ltd., 3.216%, (US0003M + 1.250%), 01/20/2031	589,938	0.2
250,000 (1)	LCM XXIV Ltd. 24A A, 3.276%, (US0003M + 1.310%), 03/20/2030	250,019	0.1
480,000 (1)	LoanCore 2019-CRE2 A Issuer Ltd., 2.870%, (US0001M + 1.130%), 05/09/2036	479,999	0.2
400,000 (1)	Octagon Investment Partners 33 Ltd. 2017-1A A1, 3.156%, (US0003M + 1.190%), 01/20/2031	398,770	0.1
500,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.351%, (US0003M + 1.350%), 07/15/2029	494,739	0.2
500,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.376%, (US0003M + 1.375%), 07/15/2029	491,812	0.2
400,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.316%, (US0003M + 1.350%), 07/19/2030	393,304	0.1
500,000 (1)	Palmer Square CLO 2013-2A AARR Ltd., 3.202%, (US0003M + 1.200%), 10/17/2031	497,122	0.2
700,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.236%, (US0003M + 1.270%), 07/20/2030	700,209	0.2
275,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.316%, (US0003M + 1.350%), 07/20/2030	274,998	0.1
537,789 (1)	SoFi Consumer Loan Program 2019-2 A Trust, 3.010%, 04/25/2028	541,895	0.2
471,867 (1)	SoFi Consumer Loan Program 2019-3 A Trust, 2.900%, 05/25/2028	474,891	0.2
400,000 (1)	TCI-Flatiron Clo 2017-1A A Ltd., 3.104%, (US0003M + 1.200%), 11/18/2030	399,012	0.1
500,000 (1)	TCI-Symphony CLO 2017-1A A Ltd., 3.231%, (US0003M + 1.230%), 07/15/2030	499,418	0.2

See Accompanying Notes to Financial Statements

58

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
600,000 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.233%, (US0003M + 1.230%), 10/18/2030	597,770	0.2
570,000 (1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.196%, (US0003M + 1.230%), 07/20/2030	570,122	0.2
600,000 (1)	THL Credit Wind River 2018-2 A A2Clo Ltd., 3.451%, (US0003M + 1.450%), 07/15/2030	595,117	0.2
600,000 (1)	THL Credit Wind River 2019-2A A2 Clo Ltd., 3.501%, (US0003M + 1.650%), 01/15/2033	599,966	0.2
800,000 (1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	816,476	0.3
250,000 (1)	Venture 34 CLO Ltd. 2018-34A A, 3.231%, (US0003M + 1.230%), 10/15/2031	247,799	0.1
600,000	Verizon Owner Trust 2018-A A1A, 3.230%, 04/20/2023	610,227	0.2
450,000 (1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	450,538	0.1
		24,006,972	8.3

	Student Loan Asset-Backed Securities: 0.3%
850,000 (1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	849,113	0.3

	Total Asset-Backed Securities
	(Cost $49,030,182)	49,152,417	17.1

SUPRANATIONAL BONDS: 0.1%
179,000	European Investment Bank, 1.750%, 05/15/2020	179,024	0.1

	Total Supranational Bonds
	(Cost $178,474)	179,024	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Federal Home Loan Mortgage Corporation: 0.0%(4)
3	4.625%, (H15T1Y + 1.997%),07/01/2024	3	0.0

	Uniform Mortgage-Backed Securities: 0.0%
28,334	6.500%,10/01/2022	31,466	0.0
22,507	6.500%,10/01/2032	25,093	0.0
14,369	7.000%,10/01/2032	14,520	0.0
		71,079	0.0

	Total U.S. Government Agency Obligations
	(Cost $66,352)	71,082	0.0

	Total Long-Term Investments
	(Cost $279,796,185)	281,245,791	97.7

SHORT-TERM INVESTMENTS: 1.8%
	Repurchase Agreements: 0.0%
3,127 (5)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $3,127, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $3,190, due 04/15/20-03/31/21)
	(Cost $5,075)	5,075	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
5,219,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%
	(Cost $5,219,000)	5,219,000	1.8

	Total Short-Term Investments
	(Cost $5,224,075)	5,224,075	1.8

	Total Investments in Securities (Cost $285,020,260)	$286,469,866	99.5
	Assets in Excess of Other Liabilities	1,357,940	0.5
	Net Assets	$287,827,806	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2019.
(3)	Security, or a portion of the security, is on loan.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

59

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.7%
	Communication Services: 10.3%
198,251	Activision Blizzard, Inc.	$11,780,074	0.2
77,320 (1)	Alphabet, Inc. - Class A	103,561,635	1.5
77,129 (1)	Alphabet, Inc. - Class C	103,123,016	1.5
1,885,071	AT&T, Inc.	73,668,575	1.1
252,330 (2)	CenturyLink, Inc.	3,333,279	0.0
40,460 (1)	Charter Communications, Inc.	19,626,337	0.3
1,171,507	Comcast Corp. – Class A	52,682,670	0.8
40,621 (1),(2)	Discovery Communications, Inc. - Class A	1,329,932	0.0
86,555 (1)	Discovery Communications, Inc. - Class C	2,639,062	0.0
66,065 (1)	Dish Network Corp. - Class A	2,343,326	0.0
75,750 (1)	Electronic Arts, Inc.	8,143,882	0.1
620,994 (1)	Facebook, Inc. - Class A	127,459,019	1.8
91,102	Fox Corp. - Class A	3,377,151	0.1
41,734	Fox Corp. - Class B	1,519,118	0.0
99,530	Interpublic Group of Cos., Inc.	2,299,143	0.0
36,364 (1)	Live Nation Entertainment, Inc.	2,598,935	0.0
113,092 (1)	Netflix, Inc.	36,593,178	0.5
99,124	News Corp - Class A	1,401,613	0.0
31,300	News Corp - Class B	454,163	0.0
55,911 (2)	Omnicom Group	4,529,909	0.1
29,091 (1)	Take-Two Interactive Software, Inc.	3,561,611	0.1
81,262 (1)	T-Mobile US, Inc.	6,372,566	0.1
200,341 (1)	Twitter, Inc.	6,420,929	0.1
1,067,248	Verizon Communications, Inc.	65,529,027	0.9
138,902	ViacomCBS, Inc.	5,829,717	0.1
465,113	Walt Disney Co.	67,269,293	1.0
		717,447,160	10.3

	Consumer Discretionary: 9.6%
17,872	Advance Auto Parts, Inc.	2,862,380	0.0
107,471 (1)	Amazon.com, Inc.	198,589,213	2.8
65,851	Aptiv PLC	6,253,869	0.1
6,149 (1)	Autozone, Inc.	7,325,365	0.1
58,765	Best Buy Co., Inc.	5,159,567	0.1
10,801 (1)	Booking Holdings, Inc.	22,182,338	0.3
53,082	BorgWarner, Inc.	2,302,697	0.0
38,961 (1)	Capri Holdings Ltd.	1,486,362	0.0
42,561 (1),(2)	Carmax, Inc.	3,731,323	0.1
102,919 (2)	Carnival Corp.	5,231,373	0.1
6,556 (1)	Chipotle Mexican Grill, Inc.	5,488,093	0.1
31,568	Darden Restaurants, Inc.	3,441,228	0.1
66,076	Dollar General Corp.	10,306,534	0.1
60,821 (1)	Dollar Tree, Inc.	5,720,215	0.1
86,502	D.R. Horton, Inc.	4,562,980	0.1
197,336	eBay, Inc.	7,125,803	0.1
35,945	Expedia Group, Inc.	3,887,092	0.1
1,007,319	Ford Motor Co.	9,368,067	0.1
55,057 (2)	Gap, Inc.	973,408	0.0
37,136	Garmin Ltd.	3,622,988	0.1
324,457	General Motors Co.	11,875,126	0.2
37,547	Genuine Parts Co.	3,988,618	0.1
51,592	H&R Block, Inc.	1,211,380	0.0
92,929 (2)	Hanesbrands, Inc.	1,379,996	0.0
40,286 (2)	Harley-Davidson, Inc.	1,498,236	0.0
32,838	Hasbro, Inc.	3,468,021	0.1
72,813	Hilton Worldwide Holdings, Inc.	8,075,690	0.1
281,493	Home Depot, Inc.	61,472,441	0.9
40,901	Kohl's Corp.	2,083,906	0.0
59,676	L Brands, Inc.	1,081,329	0.0
87,060	Las Vegas Sands Corp.	6,010,622	0.1
33,792 (2)	Leggett & Platt, Inc.	1,717,647	0.0
73,102	Lennar Corp. - Class A	4,078,361	0.1
79,220 (1)	LKQ Corp.	2,828,154	0.0
197,791	Lowe's Cos, Inc.	23,687,450	0.3
79,402 (2)	Macy's, Inc.	1,349,834	0.0
70,265	Marriott International, Inc.	10,640,229	0.2
194,337	McDonald's Corp.	38,402,935	0.6
134,025	MGM Resorts International	4,459,012	0.1
15,393 (1)	Mohawk Industries, Inc.	2,099,297	0.0
97,946	Newell Brands, Inc.	1,882,522	0.0
321,773	Nike, Inc.	32,598,823	0.5
27,475 (2)	Nordstrom, Inc.	1,124,552	0.0
55,416 (1)	Norwegian Cruise Line Holdings Ltd.	3,236,849	0.0
896 (1)	NVR, Inc.	3,412,335	0.0
19,667 (1)	O'Reilly Automotive, Inc.	8,619,259	0.1
66,255	Pulte Group, Inc.	2,570,694	0.0
19,058	PVH Corp.	2,003,949	0.0
13,325	Ralph Lauren Corp.	1,561,957	0.0
93,740	Ross Stores, Inc.	10,913,211	0.2
44,169	Royal Caribbean Cruises Ltd.	5,897,003	0.1
304,760	Starbucks Corp.	26,794,499	0.4
73,731	Tapestry, Inc.	1,988,525	0.0
130,765	Target Corp.	16,765,381	0.2
27,945	Tiffany & Co.	3,734,849	0.1
312,932	TJX Cos., Inc.	19,107,628	0.3
30,655	Tractor Supply Co.	2,864,403	0.0
14,751 (1)	Ulta Beauty, Inc.	3,734,068	0.1
48,360 (1),(2)	Under Armour, Inc. - Class A	1,044,576	0.0
49,956 (1),(2)	Under Armour, Inc. - Class C	958,156	0.0
84,509	VF Corp.	8,422,167	0.1
16,329	Whirlpool Corp.	2,409,017	0.0
24,895	Wynn Resorts Ltd.	3,457,169	0.1
78,212	Yum! Brands, Inc.	7,878,295	0.1
		674,009,066	9.6

	Consumer Staples: 7.1%
482,074	Altria Group, Inc.	24,060,313	0.3
143,162	Archer-Daniels-Midland Co.	6,635,559	0.1
46,784 (2)	Brown-Forman Corp. - Class B	3,162,598	0.0
43,347 (2)	Campbell Soup Co.	2,142,209	0.0
63,512	Church & Dwight Co., Inc.	4,467,434	0.1
32,320	Clorox Co.	4,962,413	0.1
995,060	Coca-Cola Co.	55,076,571	0.8
221,162	Colgate-Palmolive Co.	15,224,792	0.2
125,074	Conagra Brands, Inc.	4,282,534	0.1
43,223	Constellation Brands, Inc.	8,201,564	0.1
114,003	Costco Wholesale Corp.	33,507,762	0.5
75,604 (2)	Coty, Inc - Class A	850,545	0.0
57,430	Estee Lauder Cos., Inc.	11,861,592	0.2

See Accompanying Notes to Financial Statements

60

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
155,965	General Mills, Inc.	8,353,485	0.1
38,289	Hershey Co.	5,627,717	0.1
71,370 (2)	Hormel Foods Corp.	3,219,501	0.0
29,314	JM Smucker Co.	3,052,467	0.0
63,915	Kellogg Co.	4,420,361	0.1
88,472	Kimberly-Clark Corp.	12,169,324	0.2
159,926	Kraft Heinz Co.	5,138,422	0.1
206,958	Kroger Co.	5,999,712	0.1
37,443	Lamb Weston Holdings, Inc.	3,221,221	0.0
31,888	McCormick & Co., Inc.	5,412,350	0.1
48,284 (2)	Molson Coors Brewing Co.	2,602,508	0.0
371,550	Mondelez International, Inc.	20,464,974	0.3
99,438 (1)	Monster Beverage Corp.	6,319,285	0.1
359,837	PepsiCo, Inc.	49,178,923	0.7
401,497	Philip Morris International, Inc.	34,163,380	0.5
643,265	Procter & Gamble Co.	80,343,798	1.1
131,905	Sysco Corp.	11,283,154	0.2
75,742	Tyson Foods, Inc.	6,895,552	0.1
193,471	Walgreens Boots Alliance, Inc.	11,407,050	0.2
366,070	Walmart, Inc.	43,503,759	0.6
		497,212,829	7.1

	Energy: 4.3%
96,635 (2)	Apache Corp.	2,472,890	0.0
166,852 (2)	Baker Hughes Co.	4,276,417	0.1
107,541	Cabot Oil & Gas Corp.	1,872,289	0.0
487,961	Chevron Corp.	58,804,180	0.8
26,078	Cimarex Energy Co.	1,368,834	0.0
51,684	Concho Resources, Inc./Midland TX	4,525,968	0.1
283,153	ConocoPhillips	18,413,439	0.3
99,866	Devon Energy Corp.	2,593,520	0.0
41,908	Diamondback Energy, Inc.	3,891,577	0.1
150,125	EOG Resources, Inc.	12,574,470	0.2
1,091,846	Exxon Mobil Corp.	76,189,014	1.1
225,146	Halliburton Co.	5,509,323	0.1
28,128	Helmerich & Payne, Inc.	1,277,855	0.0
66,523	Hess Corp.	4,444,402	0.1
38,918	HollyFrontier Corp.	1,973,532	0.0
502,652	Kinder Morgan, Inc.	10,641,143	0.2
206,667	Marathon Oil Corp.	2,806,538	0.0
167,559	Marathon Petroleum Corp.	10,095,430	0.2
99,189	National Oilwell Varco, Inc.	2,484,684	0.0
122,928 (2)	Noble Energy, Inc.	3,053,531	0.1
229,913	Occidental Petroleum Corp.	9,474,715	0.1
106,147	Oneok, Inc.	8,032,143	0.1
114,668	Phillips 66	12,775,162	0.2
42,962	Pioneer Natural Resources Co.	6,503,158	0.1
357,245	Schlumberger Ltd.	14,361,249	0.2
107,876	TechnipFMC PLC	2,312,861	0.0
106,516	Valero Energy Corp.	9,975,223	0.1
311,533	Williams Cos., Inc.	7,389,563	0.1
		300,093,110	4.3

	Financials: 12.8%
190,305	Aflac, Inc.	10,067,134	0.1
83,598	Allstate Corp.	9,400,595	0.1
173,148	American Express Co.	21,555,195	0.3
224,493	American International Group, Inc.	11,523,226	0.2
32,694	Ameriprise Financial, Inc.	5,446,167	0.1
60,620	Aon PLC	12,626,540	0.2
47,827	Arthur J. Gallagher & Co.	4,554,565	0.1
15,713	Assurant, Inc.	2,059,660	0.0
2,089,087	Bank of America Corp.	73,577,644	1.1
216,558	Bank of New York Mellon Corp.	10,899,364	0.2
504,760 (1)	Berkshire Hathaway, Inc. – Class B	114,328,140	1.6
30,432	BlackRock, Inc.	15,298,166	0.2
120,180	Capital One Financial Corp.	12,367,724	0.2
28,706	Cboe Global Markets, Inc.	3,444,720	0.1
295,025	Charles Schwab Corp.	14,031,389	0.2
117,144	Chubb Ltd.	18,234,635	0.3
39,044	Cincinnati Financial Corp.	4,105,477	0.1
563,378	Citigroup, Inc.	45,008,268	0.6
112,180	Citizens Financial Group, Inc.	4,555,630	0.1
92,476	CME Group, Inc.	18,561,783	0.3
37,199	Comerica, Inc.	2,669,028	0.0
80,891	Discover Financial Services	6,861,175	0.1
58,294	E*Trade Financial Corp.	2,644,799	0.0
10,472	Everest Re Group Ltd.	2,899,068	0.0
183,131	Fifth Third Bancorp	5,629,447	0.1
43,239	First Republic Bank	5,078,421	0.1
72,498 (2)	Franklin Resources, Inc.	1,883,498	0.0
25,800	Globe Life, Inc.	2,715,450	0.0
82,236	Goldman Sachs Group, Inc.	18,908,523	0.3
92,939	Hartford Financial Services Group, Inc.	5,647,903	0.1
266,762 (2)	Huntington Bancshares, Inc.	4,022,771	0.1
144,046	Intercontinental Exchange, Inc.	13,331,457	0.2
99,018 (2)	Invesco Ltd.	1,780,344	0.0
809,377	JPMorgan Chase & Co.	112,827,154	1.6
254,171	Keycorp	5,144,421	0.1
51,457	Lincoln National Corp.	3,036,478	0.0
66,841	Loews Corp.	3,508,484	0.1
34,357	M&T Bank Corp.	5,832,101	0.1
9,705	MarketAxess Holdings, Inc.	3,679,263	0.1
130,140	Marsh & McLennan Cos., Inc.	14,498,897	0.2
201,716	Metlife, Inc.	10,281,465	0.1
41,823	Moody's Corp.	9,929,198	0.1
317,439	Morgan Stanley	16,227,482	0.2
21,771	MSCI, Inc. - Class A	5,620,837	0.1
29,631	Nasdaq, Inc.	3,173,480	0.0
55,235	Northern Trust Corp.	5,868,166	0.1
113,997 (2)	People's United Financial, Inc.	1,926,549	0.0
113,071	PNC Financial Services Group, Inc.	18,049,524	0.3
66,644	Principal Financial Group, Inc.	3,665,420	0.1
150,865	Progressive Corp.	10,921,117	0.2
103,328	Prudential Financial, Inc.	9,685,967	0.1
31,762	Raymond James Financial, Inc.	2,841,429	0.0
248,927	Regions Financial Corp.	4,271,587	0.1
63,308	S&P Global, Inc.	17,286,249	0.2
93,834	State Street Corp.	7,422,269	0.1
13,247 (1)	SVB Financial Group	3,325,527	0.0

See Accompanying Notes to Financial Statements

61

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
153,411	Synchrony Financial	5,524,330	0.1
60,549	T. Rowe Price Group, Inc.	7,377,290	0.1
66,928	Travelers Cos, Inc.	9,165,790	0.1
346,065	Truist Financial Corp.	19,490,381	0.3
53,626	Unum Group	1,563,734	0.0
366,767	US Bancorp	21,745,615	0.3
993,170	Wells Fargo & Co.	53,432,546	0.8
33,156	Willis Towers Watson PLC	6,695,523	0.1
37,195	WR Berkley Corp.	2,570,174	0.0
43,989	Zions Bancorp NA	2,283,909	0.0
		894,590,262	12.8

	Health Care: 14.0%
456,081	Abbott Laboratories	39,615,196	0.6
381,613	AbbVie, Inc.	33,788,015	0.5
11,663 (1)	Abiomed, Inc.	1,989,591	0.0
79,544	Agilent Technologies, Inc.	6,785,899	0.1
57,634 (1)	Alexion Pharmaceuticals, Inc.	6,233,117	0.1
18,682 (1)	Align Technology, Inc.	5,213,025	0.1
84,713	Allergan plc	16,194,584	0.2
39,089 (2)	AmerisourceBergen Corp.	3,323,347	0.0
153,331	Amgen, Inc.	36,963,504	0.5
65,433	Anthem, Inc.	19,762,729	0.3
131,750	Baxter International, Inc.	11,016,935	0.2
69,793	Becton Dickinson & Co.	18,981,602	0.3
46,563 (1)	Biogen, Inc.	13,816,639	0.2
359,679 (1)	Boston Scientific Corp.	16,264,684	0.2
604,922	Bristol-Myers Squibb Co.	38,829,943	0.6
76,631	Cardinal Health, Inc.	3,875,996	0.1
106,311 (1)	Centene Corp.	6,683,773	0.1
81,839	Cerner Corp.	6,006,164	0.1
96,363	Cigna Corp.	19,705,270	0.3
12,742	Cooper Cos., Inc.	4,093,877	0.1
335,717	CVS Health Corp.	24,940,416	0.4
164,965	Danaher Corp.	25,318,828	0.4
23,336 (1),(2)	DaVita, Inc.	1,750,900	0.0
57,623	Dentsply Sirona, Inc.	3,260,886	0.0
53,822 (1)	Edwards Lifesciences Corp.	12,556,134	0.2
218,372	Eli Lilly & Co.	28,700,632	0.4
326,474	Gilead Sciences, Inc.	21,214,280	0.3
68,363	HCA Healthcare, Inc.	10,104,735	0.1
38,108 (1)	Henry Schein, Inc.	2,542,566	0.0
68,707 (1)	Hologic, Inc.	3,587,192	0.0
34,173	Humana, Inc.	12,525,088	0.2
22,128 (1)	Idexx Laboratories, Inc.	5,778,285	0.1
37,934 (1)	Illumina, Inc.	12,584,225	0.2
45,882 (1)	Incyte Corp., Ltd.	4,006,416	0.1
29,824 (1)	Intuitive Surgical, Inc.	17,630,458	0.2
46,827 (1)	IQVIA Holdings, Inc.	7,235,240	0.1
679,160	Johnson & Johnson	99,069,069	1.4
25,112 (1)	Laboratory Corp. of America Holdings	4,248,197	0.1
46,498	McKesson Corp.	6,431,603	0.1
345,888	Medtronic PLC	39,240,994	0.6
656,997	Merck & Co., Inc.	59,753,877	0.9
6,325 (1)	Mettler Toledo International, Inc.	5,017,496	0.1
132,597 (1)	Mylan NV	2,665,200	0.0
28,550	PerkinElmer, Inc.	2,772,205	0.0
34,971 (2)	Perrigo Co. PLC	1,806,602	0.0
1,428,092	Pfizer, Inc.	55,952,645	0.8
34,615	Quest Diagnostics, Inc.	3,696,536	0.0
20,539 (1)	Regeneron Pharmaceuticals, Inc.	7,711,984	0.1
36,929	Resmed, Inc.	5,722,887	0.1
21,878	STERIS Public Ltd. Co.	3,334,645	0.0
83,089	Stryker Corp.	17,443,705	0.2
11,884	Teleflex, Inc.	4,473,613	0.1
103,477	Thermo Fisher Scientific, Inc.	33,616,573	0.5
244,483	UnitedHealth Group, Inc.	71,873,112	1.0
20,879	Universal Health Services, Inc.	2,995,301	0.0
23,406 (1)	Varian Medical Systems, Inc.	3,323,886	0.0
66,358 (1)	Vertex Pharmaceuticals, Inc.	14,529,084	0.2
16,627 (1),(2)	Waters Corp.	3,884,899	0.1
12,932 (1)	WellCare Health Plans, Inc.	4,270,276	0.1
53,077	Zimmer Biomet Holdings, Inc.	7,944,565	0.1
122,749	Zoetis, Inc.	16,245,830	0.2
		980,904,955	14.0

	Industrials: 8.9%
148,393	3M Co.	26,179,493	0.4
31,685	Alaska Air Group, Inc.	2,146,659	0.0
24,001	Allegion Public Ltd.	2,989,085	0.0
101,861 (2)	American Airlines Group, Inc.	2,921,373	0.0
58,693	Ametek, Inc.	5,854,040	0.1
35,561 (2)	AO Smith Corp.	1,694,126	0.0
99,567	Arconic, Inc.	3,063,677	0.0
137,968	Boeing Co.	44,944,456	0.6
142,615	Caterpillar, Inc.	21,061,383	0.3
34,797 (2)	CH Robinson Worldwide, Inc.	2,721,125	0.0
21,634	Cintas Corp.	5,821,277	0.1
52,787 (1)	Copart, Inc.	4,800,450	0.1
200,671	CSX Corp.	14,520,554	0.2
39,535	Cummins, Inc.	7,075,184	0.1
81,254	Deere & Co.	14,078,068	0.2
148,741	Delta Air Lines, Inc.	8,698,374	0.1
37,383	Dover Corp.	4,308,765	0.1
106,679	Eaton Corp. PLC	10,104,635	0.1
157,194	Emerson Electric Co.	11,987,614	0.2
31,071	Equifax, Inc.	4,353,669	0.1
43,881	Expeditors International Washington, Inc.	3,423,596	0.1
147,392	Fastenal Co.	5,446,134	0.1
61,688	FedEx Corp.	9,327,842	0.1
33,715	Flowserve Corp.	1,677,996	0.0
75,895	Fortive Corp.	5,797,619	0.1
35,954	Fortune Brands Home & Security, Inc.	2,349,234	0.0
60,471	General Dynamics Corp.	10,664,061	0.2
2,253,712	General Electric Co.	25,151,426	0.4
184,387	Honeywell International, Inc.	32,636,499	0.5
10,625	Huntington Ingalls Industries, Inc.	2,665,600	0.0
19,495	IDEX Corp.	3,353,140	0.0
103,097 (1)	IHS Markit Ltd.	7,768,359	0.1
75,662	Illinois Tool Works, Inc.	13,591,165	0.2
62,094	Ingersoll-Rand PLC - Class A	8,253,534	0.1
34,828	Jacobs Engineering Group, Inc.	3,128,599	0.0
21,955	JB Hunt Transport Services, Inc.	2,563,905	0.0
199,067	Johnson Controls International plc	8,104,018	0.1
25,854	Kansas City Southern	3,959,799	0.1

See Accompanying Notes to Financial Statements

62

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
57,391	L3Harris Technologies, Inc.	11,355,957	0.2
64,054	Lockheed Martin Corp.	24,941,347	0.4
74,400	Masco Corp.	3,570,456	0.1
91,421	Nielsen Holdings PLC	1,855,846	0.0
67,286	Norfolk Southern Corp.	13,062,231	0.2
40,446	Northrop Grumman Corp.	13,912,211	0.2
16,451	Old Dominion Freight Line	3,122,071	0.0
89,029	Paccar, Inc.	7,042,194	0.1
33,014	Parker Hannifin Corp.	6,794,941	0.1
43,195	Pentair PLC	1,981,355	0.0
36,546	Quanta Services, Inc.	1,487,788	0.0
71,862	Raytheon Co.	15,790,956	0.2
54,413	Republic Services, Inc.	4,877,037	0.1
30,217	Robert Half International, Inc.	1,908,204	0.0
30,075	Rockwell Automation, Inc.	6,095,300	0.1
36,195	Rollins, Inc.	1,200,226	0.0
26,852	Roper Technologies, Inc.	9,511,784	0.1
14,191 (2)	Snap-On, Inc.	2,403,955	0.0
122,226	Southwest Airlines Co.	6,597,759	0.1
39,003	Stanley Black & Decker, Inc.	6,464,357	0.1
59,150	Textron, Inc.	2,638,090	0.0
12,851 (2)	TransDigm Group, Inc.	7,196,560	0.1
179,140	Union Pacific Corp.	32,386,721	0.5
56,793 (1)	United Airlines Holdings, Inc.	5,002,895	0.1
180,831	United Parcel Service, Inc. - Class B	21,168,077	0.3
19,394 (1)	United Rentals, Inc.	3,234,337	0.0
209,361	United Technologies Corp.	31,353,903	0.5
42,027	Verisk Analytics, Inc.	6,276,312	0.1
46,810 (2)	Westinghouse Air Brake Technologies Corp.	3,641,818	0.1
100,718	Waste Management, Inc.	11,477,823	0.2
11,362	WW Grainger, Inc.	3,846,264	0.1
46,274	Xylem, Inc.	3,645,928	0.1
		625,031,236	8.9

	Information Technology: 22.9%
163,768	Accenture PLC	34,484,628	0.5
124,918 (1)	Adobe, Inc.	41,199,206	0.6
287,374 (1)	Advanced Micro Devices, Inc.	13,178,972	0.2
42,406 (1)	Akamai Technologies, Inc.	3,663,030	0.1
10,530	Alliance Data Systems Corp.	1,181,466	0.0
76,455	Amphenol Corp.	8,274,725	0.1
94,950	Analog Devices, Inc.	11,283,858	0.2
22,084 (1)	ANSYS, Inc.	5,684,642	0.1
1,077,799	Apple, Inc.	316,495,676	4.5
238,377	Applied Materials, Inc.	14,550,532	0.2
13,987 (1)	Arista Networks, Inc.	2,844,956	0.0
56,780 (1)	Autodesk, Inc.	10,416,859	0.1
111,539	Automatic Data Processing, Inc.	19,017,399	0.3
102,319	Broadcom, Inc.	32,334,850	0.5
29,375	Broadridge Financial Solutions, Inc. ADR	3,628,987	0.1
72,009 (1)	Cadence Design Systems, Inc.	4,994,544	0.1
37,197	CDW Corp.	5,313,219	0.1
1,094,725	Cisco Systems, Inc.	52,503,011	0.7
31,628	Citrix Systems, Inc.	3,507,545	0.0
141,958	Cognizant Technology Solutions Corp.	8,804,235	0.1
200,710	Corning, Inc.	5,842,668	0.1
67,334	DXC Technology Co.	2,531,085	0.0
15,456 (1)	F5 Networks, Inc.	2,158,430	0.0
158,599	Fidelity National Information Services, Inc.	22,059,535	0.3
147,377 (1)	Fiserv, Inc.	17,041,203	0.2
22,334 (1)	FleetCor Technologies, Inc.	6,425,938	0.1
34,856	Flir Systems, Inc.	1,814,952	0.0
36,479 (1)	Fortinet, Inc.	3,894,498	0.1
23,168 (1)	Gartner, Inc.	3,570,189	0.1
77,557	Global Payments, Inc.	14,158,806	0.2
335,586	Hewlett Packard Enterprise Co.	5,322,394	0.1
380,904	HP, Inc.	7,827,577	0.1
1,122,527	Intel Corp.	67,183,241	1.0
228,541	International Business Machines Corp.	30,633,636	0.4
67,173	Intuit, Inc.	17,594,624	0.3
9,162 (1),(2)	IPG Photonics Corp.	1,327,757	0.0
19,792	Jack Henry & Associates, Inc.	2,883,101	0.0
88,887	Juniper Networks, Inc.	2,189,287	0.0
48,214 (1)	Keysight Technologies, Inc.	4,948,203	0.1
40,934	KLA Corp.	7,293,211	0.1
37,438	Lam Research Corp.	10,946,871	0.2
34,746	Leidos Holdings, Inc.	3,401,286	0.0
229,081	Mastercard, Inc. - Class A	68,401,296	1.0
69,727	Maxim Integrated Products	4,288,908	0.1
61,669 (2)	Microchip Technology, Inc.	6,457,978	0.1
285,677 (1)	Micron Technology, Inc.	15,363,709	0.2
1,968,630	Microsoft Corp.	310,452,951	4.4
44,214	Motorola Solutions, Inc.	7,124,644	0.1
58,894	NetApp, Inc.	3,666,152	0.1
147,964	NortonLifeLock, Inc.	3,776,041	0.1
157,928	Nvidia Corp.	37,160,458	0.5
559,060	Oracle Corp.	29,618,999	0.4
82,205	Paychex, Inc.	6,992,357	0.1
303,003 (1)	PayPal Holdings, Inc.	32,775,835	0.5
30,275 (1)	Qorvo, Inc.	3,518,863	0.0
294,656	Qualcomm, Inc.	25,997,499	0.4
228,892 (1)	Salesforce.com, Inc.	37,226,995	0.5
59,658	Seagate Technology	3,549,651	0.0
48,669 (1)	ServiceNow, Inc.	13,740,232	0.2
44,134	Skyworks Solutions, Inc.	5,334,918	0.1
38,629 (1)	Synopsys, Inc.	5,377,157	0.1
86,347	TE Connectivity Ltd.	8,275,496	0.1
241,221	Texas Instruments, Inc.	30,946,242	0.4
26,775 (1)	VeriSign, Inc.	5,159,007	0.1
441,744	Visa, Inc. - Class A	83,003,698	1.2
76,084	Western Digital Corp.	4,829,051	0.1
108,955 (2)	Western Union Co.	2,917,815	0.0
48,915	Xerox Holdings Corp.	1,803,496	0.0
64,928	Xilinx, Inc.	6,348,011	0.1
13,914 (1)	Zebra Technologies Corp.	3,554,192	0.1
		1,602,072,483	22.9

	Materials: 2.6%
56,883	Air Products & Chemicals, Inc.	13,366,936	0.2
27,242 (2)	Albemarle Corp.	1,989,756	0.0
417,556 (2)	Amcor PLC	4,526,307	0.1

See Accompanying Notes to Financial Statements

63

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
21,641	Avery Dennison Corp.	2,831,076	0.0
85,337	Ball Corp.	5,518,744	0.1
31,192	Celanese Corp. - Series A	3,840,359	0.1
56,118	CF Industries Holdings, Inc.	2,679,073	0.0
192,492	Corteva, Inc.	5,690,063	0.1
191,032	Dow, Inc.	10,455,181	0.1
191,615	DowDuPont, Inc.	12,301,683	0.2
35,212	Eastman Chemical Co.	2,790,903	0.0
64,712	Ecolab, Inc.	12,488,769	0.2
33,526	FMC Corp.	3,346,565	0.0
372,930	Freeport-McMoRan, Inc.	4,892,842	0.1
27,445 (2)	International Flavors & Fragrances, Inc.	3,540,954	0.1
100,973	International Paper Co.	4,649,807	0.1
138,619	Linde Public Ltd.	29,511,985	0.4
66,351	LyondellBasell Industries NV - Class A	6,268,842	0.1
16,049	Martin Marietta Materials, Inc.	4,487,942	0.1
91,247	Mosaic Co.	1,974,585	0.0
210,742	Newmont Goldcorp Corp.	9,156,740	0.1
77,922	Nucor Corp.	4,385,450	0.1
24,332 (2)	Packaging Corp. of America	2,724,941	0.0
60,736	PPG Industries, Inc.	8,107,649	0.1
39,719	Sealed Air Corp.	1,582,008	0.0
21,200	Sherwin-Williams Co.	12,371,048	0.2
34,002	Vulcan Materials Co.	4,895,948	0.1
66,146	WestRock Co.	2,838,325	0.0
		183,214,481	2.6

	Real Estate: 2.9%
29,715	Alexandria Real Estate Equities, Inc.	4,801,350	0.1
114,302	American Tower Corp.	26,268,886	0.4
38,268	Apartment Investment & Management Co.	1,976,542	0.0
35,897	AvalonBay Communities, Inc.	7,527,601	0.1
36,948	Boston Properties, Inc.	5,093,651	0.1
86,450 (1)	CBRE Group, Inc.	5,298,521	0.1
107,290	Crown Castle International Corp.	15,251,274	0.2
53,552 (2)	Digital Realty Trust, Inc.	6,412,316	0.1
94,853	Duke Realty Corp.	3,288,554	0.0
22,006	Equinix, Inc.	12,844,902	0.2
89,603	Equity Residential	7,250,675	0.1
17,053	Essex Property Trust, Inc.	5,130,566	0.1
33,033	Extra Space Storage, Inc.	3,488,945	0.1
17,917	Federal Realty Investment Trust	2,306,455	0.0
127,724	Healthpeak Properties, Inc.	4,402,646	0.1
187,611	Host Hotels & Resorts, Inc.	3,480,184	0.0
73,797 (2)	Iron Mountain, Inc.	2,351,910	0.0
108,494 (2)	Kimco Realty Corp.	2,246,911	0.0
29,313	Mid-America Apartment Communities, Inc.	3,865,212	0.1
163,024	ProLogis, Inc.	14,531,959	0.2
38,595	Public Storage, Inc.	8,219,191	0.1
84,104	Realty Income Corp.	6,192,578	0.1
43,068	Regency Centers Corp.	2,717,160	0.0
29,072	SBA Communications Corp.	7,006,061	0.1
79,171	Simon Property Group, Inc.	11,793,312	0.2
21,184	SL Green Realty Corp.	1,946,386	0.0
75,271	UDR, Inc.	3,515,156	0.1
95,768	Ventas, Inc.	5,529,644	0.1
40,708	Vornado Realty Trust	2,707,082	0.0
104,707	Welltower, Inc.	8,562,938	0.1
191,473	Weyerhaeuser Co.	5,782,485	0.1
		201,791,053	2.9

	Utilities: 3.3%
170,633	AES Corp.	3,395,597	0.0
62,023	Alliant Energy Corp.	3,393,899	0.0
63,180	Ameren Corp.	4,852,224	0.1
127,465	American Electric Power Co., Inc.	12,046,717	0.2
46,434	American Water Works Co., Inc.	5,704,417	0.1
30,797	Atmos Energy Corp.	3,444,952	0.1
129,088	Centerpoint Energy, Inc.	3,520,230	0.1
72,943	CMS Energy Corp.	4,583,738	0.1
85,373	Consolidated Edison, Inc.	7,723,695	0.1
212,401	Dominion Energy, Inc.	17,591,051	0.3
49,573	DTE Energy Co.	6,438,046	0.1
188,129	Duke Energy Corp.	17,159,246	0.2
92,042	Edison International	6,940,887	0.1
51,106	Entergy Corp.	6,122,499	0.1
58,811	Evergy, Inc.	3,828,008	0.1
83,177 (2)	Eversource Energy	7,075,867	0.1
250,855	Exelon Corp.	11,436,479	0.2
138,796	FirstEnergy Corp.	6,745,486	0.1
126,130	NextEra Energy, Inc.	30,543,641	0.4
95,963	NiSource, Inc.	2,671,610	0.0
65,027	NRG Energy, Inc.	2,584,823	0.0
28,866	Pinnacle West Capital Corp.	2,595,919	0.0
185,643	PPL Corp.	6,660,871	0.1
129,966	Public Service Enterprise Group, Inc.	7,674,492	0.1
72,744	Sempra Energy	11,019,261	0.2
270,628	Southern Co.	17,239,004	0.2
81,078	WEC Energy Group, Inc.	7,477,824	0.1
134,782	Xcel Energy, Inc.	8,557,309	0.1
		229,027,792	3.3

	Total Common Stock
	(Cost $4,268,478,242)	6,905,394,427	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Commercial Paper: 0.1%
825,000 (3)	Banco Santander S.A., 1.950%, 02/05/2020	823,517	0.0
950,000 (3)	DBS Bank Ltd., 1.710%, 01/07/2020	949,701	0.0
950,000 (3)	DBS Bank Ltd., 1.820%, 02/18/2020	947,688	0.0
800,000 (3)	LMA Americas LLC, 1.810%, 01/23/2020	798,962	0.0
900,000 (3)	LMA Americas LLC, 2.000%, 01/31/2020	898,529	0.0
975,000 (3)	Matchpoint Finance PLC, 1.850%, 02/03/2020	973,347	0.0

See Accompanying Notes to Financial Statements

64

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
675,000 (3)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	673,608	0.0
200,000 (3)	Oversea-Chinese Banking Corp., Ltd., 1.900%, 02/11/2020	199,569	0.0
250,000 (3)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	249,021	0.0
1,276,000 (3)	Societe Generale, 1.970%, 01/09/2020	1,275,426	0.1

	Total Commercial Paper
	(Cost $7,789,368)	7,789,368	0.1

	Floating Rate Notes: 0.2%
950,000 (3)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	949,958	0.0
825,000 (3)	Bank of America Corp., 1.910%, 05/07/2020	825,000	0.0
675,000 (3)	Bedford Row Funding, 1.960%, 05/18/2020	675,114	0.0
950,000 (3)	BNP Paribas, 1.950%, 05/14/2020	950,071	0.0
1,175,000 (3)	Commonwealth Bank of Australia, 1.920%, 01/24/2020	1,175,150	0.0
850,000 (3)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	849,998	0.0
600,000 (3)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	600,168	0.0
1,150,000 (3)	Credit Suisse Group AG, 1.890%, 04/17/2020	1,150,515	0.0
850,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	850,162	0.0
900,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 05/26/2020	900,069	0.0
500,000 (3)	Mizuho Financial Group Inc., 1.970%, 05/06/2020	500,025	0.0
1,275,000 (3)	Mizuho Financial Group Inc., 2.010%, 05/22/2020	1,275,060	0.1
925,000 (3)	National Bank Of Canada, 1.990%, 05/01/2020	925,119	0.0
275,000 (3)	Royal Bank Of Canada, 1.860%, 04/29/2020	275,017	0.0
925,000 (3)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	925,030	0.0
1,375,000 (3)	The Sumitomo Mitsui Financial Group, 1.960%, 01/22/2020	1,375,097	0.1
400,000 (3)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	399,933	0.0
350,000 (3)	Toronto-Dominion Bank, 1.850%, 02/13/2020	350,010	0.0
500,000 (3)	Toyota Motor Corp., 2.020%, 01/10/2020	500,025	0.0
600,000 (3)	Westpac Banking Corp, 1.830%, 02/10/2020	600,048	0.0

	Total Floating Rate Notes
	(Cost $16,051,569)	16,051,569	0.2

	Repurchase Agreements: 0.7%
18,664,895 (3)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $18,666,501, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $19,039,853, due 09/01/24-11/01/49)	18,664,895	0.3
3,093,978 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $3,094,249, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $3,156,138, due 01/15/20-11/15/48)	3,093,978	0.0
18,664,895 (3)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $18,666,501, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $19,038,193, due 02/13/20-09/20/69)	18,664,895	0.3
5,948,105 (3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $5,948,675, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,067,231, due 04/15/21-02/15/47)	5,948,105	0.1

	Total Repurchase Agreements
	(Cost $46,371,873)	46,371,873	0.7

	Certificates of Deposit: 0.1%
1,025,000 (3)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/20/2020	1,025,327	0.1
400,000 (3)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	399,968	0.0

See Accompanying Notes to Financial Statements

65

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
400,000 (3)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	400,016	0.0
900,000 (3)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	900,032	0.0
975,000 (3)	The Norinchukin Bank, 1.900%, 03/05/2020	975,082	0.0
875,000 (3)	Toronto-Dominion Bank, 1.850%, 03/18/2020	875,132	0.0

	Total Certificates of Deposit
	(Cost $4,575,557)	4,575,557	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds(3): 1.3%
1,940,000 (3)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	1,940,000	0.0
89,372,000 (3),(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	89,372,000	1.3
2,300,000 (3),(4)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	2,300,000	0.0
	Total Mutual Funds
	(Cost $93,612,000)	93,612,000	1.3

	Total Short-Term Investments
	(Cost $168,400,367)	168,400,367	2.4

	Total Investments in Securities (Cost $4,436,878,609)	$7,073,794,794	101.1
	Liabilities in Excess of Other Assets	(77,737,403)	(1.1)
	Net Assets	$6,996,057,391	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

66

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.6%
	Communication Services: 2.2%
39,100 (1)	Central European Media Enterprises Ltd.	$177,123	0.0
101,970	Cinemark Holdings, Inc.	3,451,685	0.6
76,051	EW Scripps Co.	1,194,761	0.2
66,000 (1)	Fluent, Inc.	165,000	0.0
35,700 (1)	Gray Television, Inc.	765,408	0.2
19,591 (1)	IDT Corp.	141,251	0.0
92,300 (1)	Liberty Latin America Ltd. - Class A	1,781,390	0.3
22,800	Meredith Corp.	740,316	0.2
8,100	Nexstar Media Group, Inc.	949,725	0.2
28,700 (1)	Ooma, Inc.	379,701	0.1
27,100	Sinclair Broadcast Group, Inc.	903,514	0.2
35,200	TEGNA, Inc.	587,488	0.1
16,700 (1)	Yelp, Inc.	581,661	0.1
		11,819,023	2.2

	Consumer Discretionary: 9.6%
70,716	Acushnet Holdings Corp.	2,298,270	0.4
7,400 (1)	American Public Education, Inc.	202,686	0.0
94,800 (1)	Barnes & Noble Education, Inc.	404,796	0.1
4,900	Bassett Furniture Industries, Inc.	81,732	0.0
13,000	Bloomin Brands, Inc.	286,910	0.1
8,100	Boyd Gaming Corp.	242,514	0.0
76,137	Brunswick Corp.	4,566,697	0.8
23,809	Carter's, Inc.	2,603,276	0.5
15,500	Dana, Inc.	282,100	0.1
17,650 (1)	Deckers Outdoor Corp.	2,980,379	0.5
80,300 (1)	Everi Holdings, Inc.	1,078,429	0.2
75,600 (1)	Groupon, Inc.	180,684	0.0
27,204 (1),(2)	GrubHub, Inc.	1,323,203	0.2
3,100	Hamilton Beach Brands Holding Co.	59,210	0.0
11,900 (1)	Helen of Troy Ltd.	2,139,501	0.4
37,100 (1),(2)	Hibbett Sports, Inc.	1,040,284	0.2
45,200 (1)	K12, Inc.	919,820	0.2
26,500	KB Home	908,155	0.2
6,900	Kontoor Brands, Inc.	289,731	0.1
36,913	LCI Industries	3,954,490	0.7
12,000	Lifetime Brands, Inc.	83,400	0.0
2,300	Lithia Motors, Inc.	338,100	0.1
3,500 (1)	Malibu Boats, Inc.	143,325	0.0
5,174	Marriott Vacations Worldwide Corp.	666,204	0.1
36,900 (1)	Meritage Homes Corp.	2,254,959	0.4
5,100 (1)	Modine Manufacturing Co.	39,270	0.0
22,564 (1)	Monarch Casino & Resort, Inc.	1,095,482	0.2
4,400 (1)	National Vision Holdings, Inc.	142,692	0.0
256,664	Office Depot, Inc.	703,259	0.1
16,192 (1)	Penn National Gaming, Inc.	413,867	0.1
16,717 (1)	Planet Fitness, Inc.	1,248,426	0.2
34,918	Pool Corp.	7,415,885	1.4
1,500 (1)	Red Robin Gourmet Burgers, Inc.	49,530	0.0
95,600	Rent-A-Center, Inc.	2,757,104	0.5
2,900 (1)	RH	619,150	0.1
37,380 (1)	ServiceMaster Global Holdings, Inc.	1,445,111	0.3
4,000	Signet Jewelers Ltd.	86,960	0.0
31,600 (1)	Sportsman's Warehouse Holdings, Inc.	253,748	0.0
10,200 (1)	Stamps.com, Inc.	851,904	0.2
3,300	Strategic Education, Inc.	524,370	0.1
97,900 (1)	Taylor Morrison Home Corp.	2,140,094	0.4
16,348	Thor Industries, Inc.	1,214,493	0.2
33,300	Tilly's, Inc.	407,925	0.1
49,675	Wendy's Company	1,103,282	0.2
10,100 (1)	WW International, Inc.	386,432	0.1
17,500 (1)	Zumiez, Inc.	604,450	0.1
		52,832,289	9.6

	Consumer Staples: 3.3%
108,875 (1)	BJ's Wholesale Club Holdings, Inc.	2,475,818	0.4
37,700 (1)	Central Garden & Pet Co. - Class A	1,106,872	0.2
134,775	Cott Corp.	1,843,722	0.3
11,000 (1)	Grocery Outlet Holding Corp.	356,950	0.1
178,961 (1)	Performance Food Group Co.	9,212,912	1.7
11,800	Sanderson Farms, Inc.	2,079,396	0.4
19,100 (1)	Simply Good Foods Co/The	545,114	0.1
7,620	SpartanNash Co.	108,509	0.0
2,400 (1)	TreeHouse Foods, Inc.	116,400	0.0
8,600 (1)	US Foods Holding Corp.	360,254	0.1
		18,205,947	3.3

	Energy: 2.2%
29,200	Amplify Energy Corp.	193,012	0.0
7,500	Arch Coal, Inc.	538,050	0.1
73,700	Berry Petroleum Corp.	694,991	0.1
32,203	Cimarex Energy Co.	1,690,335	0.3
37,512	Core Laboratories NV	1,413,077	0.3
19,200	CVR Energy, Inc.	776,256	0.2
13,900	Delek US Holdings, Inc.	466,067	0.1
731,800 (1)	Denbury Resources, Inc.	1,031,838	0.2
36,800 (1)	Dorian L.P.G Ltd.	569,664	0.1
14,071 (1)	FTS International, Inc.	14,634	0.0
72,300 (1)	Gulfport Energy Corp.	219,792	0.0
4,100	Hallador Energy Co.	12,177	0.0
24,000 (1)	Matrix Service Co.	549,120	0.1
18,900 (1),(2)	Nine Energy Service, Inc.	147,798	0.0
216,712	Patterson-UTI Energy, Inc.	2,275,476	0.4
400 (1)	REX American Resources Corp.	32,784	0.0
108,100 (1)	Select Energy Services, Inc.	1,003,168	0.2
117,500 (1)	W&T Offshore, Inc.	653,300	0.1
		12,281,539	2.2

	Financials: 17.7%
10,382	Ameris Bancorp.	441,650	0.1
18,400	Apollo Commercial Real Estate Finance, Inc.	336,536	0.1

See Accompanying Notes to Financial Statements

67

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
22,177 (1)	Assetmark Financial Holdings, Inc.	643,577	0.1
44,900 (1)	Bancorp, Inc.	582,353	0.1
25,800	Bank of NT Butterfield & Son Ltd.	955,116	0.2
80,009	BankUnited, Inc.	2,925,129	0.5
18,350	BGC Partners, Inc.	108,999	0.0
51,200 (1)	Blucora, Inc.	1,338,368	0.2
7,000	Brightsphere Investment Group, Inc.	71,540	0.0
108,057	Cadence BanCorp	1,959,073	0.4
7,500	Cathay General Bancorp.	285,375	0.1
2,900	Central Valley Community Bancorp	62,843	0.0
51,520 (2)	Commerce Bancshares, Inc.	3,500,269	0.6
1,247	Community Trust Bancorp, Inc.	58,160	0.0
22,600	ConnectOne Bancorp, Inc.	581,272	0.1
26,563 (2)	Cullen/Frost Bankers, Inc.	2,597,330	0.5
40,000 (1)	Customers Bancorp, Inc.	952,400	0.2
41,844	Eaton Vance Corp.	1,953,696	0.4
11,000 (1)	Enova International, Inc.	264,660	0.0
1,500	Enterprise Financial Services Corp.	72,315	0.0
52,900	Essent Group Ltd.	2,750,271	0.5
7,715	Factset Research Systems, Inc.	2,069,934	0.4
46,500	Federated Investors, Inc.	1,515,435	0.3
8,500	FedNat Holding Co.	141,355	0.0
17,000	Financial Institutions, Inc.	545,700	0.1
184,200	First BanCorp. Puerto Rico	1,950,678	0.4
4,300	First Bank/Hamilton NJ	47,515	0.0
4,400	First Business Financial Services, Inc.	115,852	0.0
1,200	First Choice Bancorp	32,352	0.0
3,100	First Community Bancshares, Inc.	96,162	0.0
106,706	First Financial Bancorp.	2,714,601	0.5
122,706	First Hawaiian, Inc.	3,540,068	0.6
306,204	First Horizon National Corp.	5,070,738	0.9
42,300	Flagstar Bancorp, Inc.	1,617,975	0.3
108,113 (1)	Focus Financial Partners, Inc.	3,186,090	0.6
1,600	FS Bancorp, Inc.	102,064	0.0
35,800	Hancock Whitney Corp.	1,570,904	0.3
31,450	Hanmi Financial Corp.	628,843	0.1
2,700	Hilltop Holdings, Inc.	67,311	0.0
8,900 (1)	HomeStreet, Inc.	302,600	0.1
7,600	Houlihan Lokey, Inc.	371,412	0.1
52,007	Iberiabank Corp.	3,891,684	0.7
213,600	Investors Bancorp, Inc.	2,545,044	0.5
35,103	Kinsale Capital Group, Inc.	3,568,571	0.7
19,100	Ladder Capital Corp.	344,564	0.1
72,262	Lazard Ltd.	2,887,590	0.5
11,700	Luther Burbank Corp.	134,901	0.0
116,400	MGIC Investment Corp.	1,649,388	0.3
73,584	Moelis & Co.	2,348,801	0.4
17,516	Morningstar, Inc.	2,650,346	0.5
8,100	National General Holdings Corp.	179,010	0.0
15,600 (1)	NMI Holdings, Inc.	517,608	0.1
3,800	Northeast Bank	83,562	0.0
11,000	OceanFirst Financial Corp.	280,940	0.1
22,825	PacWest Bancorp	873,513	0.2
73,600	PennyMac Financial Services, Inc.	2,505,344	0.5
80,700	PennyMac Mortgage Investment Trust	1,798,803	0.3
10,500	Popular, Inc.	616,875	0.1
8,500 (1)	ProSight Global, Inc.	137,105	0.0
57,500	Radian Group, Inc.	1,446,700	0.3
34,200	Redwood Trust, Inc.	565,668	0.1
37,544	RLI Corp.	3,379,711	0.6
3,500	Selective Insurance Group	228,165	0.0
5,800	Shore Bancshares, Inc.	100,688	0.0
2,800	Sierra Bancorp.	81,536	0.0
12,600	Signature Bank	1,721,286	0.3
23,800	Sterling Bancorp	501,704	0.1
32,550	TCF Financial Corp.	1,523,340	0.3
8,800 (1)	Third Point Reinsurance Ltd.	92,576	0.0
73,800	Umpqua Holdings Corp.	1,306,260	0.2
16,600	United Community Banks, Inc./GA	512,608	0.1
31,200	Walker & Dunlop, Inc.	2,018,016	0.4
64,068	Western Alliance Bancorp.	3,651,876	0.7
63,842	Wintrust Financial Corp.	4,526,398	0.8
		96,798,702	17.7

	Health Care: 14.3%
4,000 (1)	10X Genomics, Inc.	305,000	0.1
25,000 (1),(2)	Aclaris Therapeutics, Inc.	47,250	0.0
8,900 (1)	Acorda Therapeutics, Inc.	18,156	0.0
9,300 (1),(2)	Adaptive Biotechnologies Corp.	278,256	0.1
171,900 (1)	Aduro Biotech, Inc.	202,842	0.0
31,900 (1)	Akebia Therapeutics, Inc.	201,608	0.0
45,700 (1),(2)	Alector, Inc.	787,411	0.1
6,500 (1)	AMAG Pharmaceuticals, Inc.	79,105	0.0
3,200 (1)	Amedisys, Inc.	534,144	0.1
12,600 (1)	American Renal Associates Holdings, Inc.	130,662	0.0
53,700 (1)	Amicus Therapeutics, Inc.	523,038	0.1
45,700 (1)	AnaptysBio, Inc.	742,625	0.1
21,600 (1)	Arrowhead Pharmaceuticals, Inc.	1,370,088	0.3
600 (1)	Arvinas, Inc.	24,654	0.0
24,400 (1)	Assembly Biosciences, Inc.	499,224	0.1
4,800 (1)	Atara Biotherapeutics, Inc.	79,056	0.0
3,600 (1)	Bluebird Bio, Inc.	315,900	0.1
11,400 (1)	Blueprint Medicines Corp.	913,254	0.2
13,400 (1),(2)	Bridgebio Pharma, Inc.	469,670	0.1
15,600 (1),(2)	Cara Therapeutics, Inc.	251,316	0.0
89,934 (1)	Catalent, Inc.	5,063,284	0.9
112,600 (1)	Catalyst Pharmaceuticals, Inc.	422,250	0.1
34,600 (1)	Coherus Biosciences, Inc.	622,973	0.1

See Accompanying Notes to Financial Statements

68

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
17,700 (1)	Concert Pharmaceuticals, Inc.	163,282	0.0
3,100	Conmed Corp.	346,673	0.1
81,100 (1)	Cross Country Healthcare, Inc.	942,382	0.2
54,000 (1),(2)	Dermira, Inc.	818,640	0.2
53,300 (1)	Dicerna Pharmaceuticals, Inc.	1,174,199	0.2
72,116	Encompass Health Corp.	4,995,475	0.9
304,700 (1)	Endo International PLC	1,429,043	0.3
49,200	Ensign Group, Inc.	2,232,204	0.4
33,081 (1)	Envista Holdings Corp.	980,521	0.2
8,100 (1),(2)	Esperion Therapeutics, Inc.	483,003	0.1
11,400 (1)	FibroGen, Inc.	488,946	0.1
19,200 (1)	Globus Medical, Inc.	1,130,496	0.2
7,800 (1),(2)	Gritstone Oncology, Inc.	69,966	0.0
15,600 (1)	Haemonetics Corp.	1,792,440	0.3
29,723 (1)	HealthEquity, Inc.	2,201,583	0.4
41,600 (1),(2)	Heron Therapeutics, Inc.	977,600	0.2
20,800 (1)	Homology Medicines, Inc.	430,560	0.1
39,800 (1)	Horizon Therapeutics Plc	1,440,760	0.3
14,411 (1)	ICU Medical, Inc.	2,696,586	0.5
44,300 (1)	Immunomedics, Inc.	937,388	0.2
24,400 (1)	Insmed, Inc.	582,672	0.1
25,000 (1)	Integer Holdings Corp.	2,010,750	0.4
21,800 (1)	Jounce Therapeutics, Inc.	190,314	0.0
3,100 (1)	Kura Oncology, Inc.	42,625	0.0
101,600 (1),(2)	Lannett Co., Inc.	896,112	0.2
9,800 (1),(2)	Livongo Health, Inc.	245,588	0.0
18,600 (1)	Magellan Health, Inc.	1,455,450	0.3
3,000 (1)	Masimo Corp.	474,180	0.1
7,500 (1),(2)	Medicines Co.	637,050	0.1
18,600 (1)	MeiraGTx Holdings plc	372,372	0.1
50,500 (1)	Menlo Therapeutics, Inc.	234,320	0.0
40,533 (1)	Molina Healthcare, Inc.	5,499,923	1.0
69,600 (1)	Myriad Genetics, Inc.	1,895,208	0.3
35,500 (1),(2)	NGM Biopharmaceuticals, Inc.	656,395	0.1
13,400 (1)	NuVasive, Inc.	1,036,356	0.2
41,400 (1)	OraSure Technologies, Inc.	332,442	0.1
244,050	Owens & Minor, Inc.	1,261,738	0.2
24,600 (1)	Pennant Group, Inc./The	813,522	0.1
11,100 (1),(2)	Personalis, Inc.	120,990	0.0
9,400	Phibro Animal Health Corp.	233,402	0.0
63,265 (1)	Premier, Inc.	2,396,478	0.4
47,372 (1)	Prestige Consumer Healthcare, Inc.	1,918,566	0.4
800 (1)	Principia Biopharma, Inc.	43,824	0.0
2,800 (1)	Radius Health, Inc.	56,448	0.0
4,500 (1)	Revance Therapeutics, Inc.	73,035	0.0
13,700 (1)	Rhythm Pharmaceuticals, Inc.	314,552	0.1
11,400 (1),(2)	Sage Therapeutics, Inc.	822,966	0.2
5,100 (1)	Sarepta Therapeutics, Inc.	658,104	0.1
38,600 (1)	Select Medical Holdings Corp.	900,924	0.2
6,400 (1)	Sutro Biopharma, Inc.	70,400	0.0
43,890 (1)	Syneos Health, Inc.	2,610,358	0.5
118,253 (1)	Syros Pharmaceuticals, Inc.	817,128	0.1
13,000 (1),(2)	TCR2 Therapeutics, Inc.	185,640	0.0
72,800 (1)	Tenet Healthcare Corp.	2,768,584	0.5
90,900 (1),(2)	TherapeuticsMD, Inc.	219,978	0.0
27,600 (1)	Tivity Health, Inc.	561,522	0.1
16,500 (1),(2)	Viela Bio, Inc.	447,975	0.1
20,900 (1),(2)	WaVe Life Sciences Ltd.	167,514	0.0
28,996	West Pharmaceutical Services, Inc.	4,358,969	0.8
10,400 (1)	Xencor, Inc.	357,656	0.1
2,000 (1)	Y-mAbs Therapeutics, Inc.	62,500	0.0
41,700 (1),(2)	Zynerba Pharmaceuticals, Inc.	251,868	0.0
		78,669,911	14.3

	Industrials: 20.0%
27,800	ABM Industries, Inc.	1,048,338	0.2
11,400 (1)	Acacia Research Corp.	30,324	0.0
145,500	ACCO Brands Corp.	1,361,880	0.3
52,210 (1)	Advanced Disposal Services, Inc.	1,716,143	0.3
11,300	Advanced Drainage Systems, Inc.	438,892	0.1
44,500	Aircastle Ltd.	1,424,445	0.3
76,295	Altra Industrial Motion Corp.	2,762,642	0.5
52,663	Applied Industrial Technologies, Inc.	3,512,096	0.6
36,500	ArcBest Corp.	1,007,400	0.2
65,300 (1)	Atkore International Group, Inc.	2,642,038	0.5
7,000 (1)	Avis Budget Group, Inc.	225,680	0.0
23,800	Barrett Business Services, Inc.	2,152,948	0.4
54,100 (1)	BMC Stock Holdings, Inc.	1,552,129	0.3
66,497	Brady Corp.	3,807,618	0.7
56,835 (1),(2)	BrightView Holdings, Inc.	958,806	0.2
69,700 (1)	Builders FirstSource, Inc.	1,771,077	0.3
27,700 (1)	CBIZ, Inc.	746,792	0.1
17,900	Columbus McKinnon Corp.	716,537	0.1
12,700	Comfort Systems USA, Inc.	633,095	0.1
28,600	Costamare, Inc.	272,558	0.1
4,000 (1)	Covenant Transportation Group, Inc.	51,700	0.0
4,400	CRA International, Inc.	239,668	0.0
5,700	CSW Industrials, Inc.	438,900	0.1
46,318	Douglas Dynamics, Inc.	2,547,490	0.5
14,200 (1)	Echo Global Logistics, Inc.	293,940	0.1
32,800	EMCOR Group, Inc.	2,830,640	0.5
7,500	Encore Wire Corp.	430,500	0.1
47,510	Fortune Brands Home & Security, Inc.	3,104,303	0.6
178,634 (1),(2)	Gates Industrial Corp. PLC	2,458,004	0.5
35,399 (1)	Generac Holdings, Inc.	3,560,785	0.7
38,600 (1)	GMS, Inc.	1,045,288	0.2
72,500 (1)	Great Lakes Dredge & Dock Corp.	821,425	0.2
8,500	Heidrick & Struggles International, Inc.	276,250	0.1
2,500	Herman Miller, Inc.	104,125	0.0

See Accompanying Notes to Financial Statements

69

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
24,700	Hillenbrand, Inc.	822,757	0.2
28,000	HNI Corp.	1,048,880	0.2
4,300	Hurco Cos, Inc.	164,948	0.0
69,712 (1)	IAA, Inc.	3,280,647	0.6
7,900 (1)	JELD-WEN Holding, Inc.	184,939	0.0
72,380 (2)	KAR Auction Services, Inc.	1,577,160	0.3
11,000	Kelly Services, Inc.	248,380	0.0
23,800	Kimball International, Inc.	491,946	0.1
78,577	Knight-Swift Transportation Holdings, Inc.	2,816,200	0.5
55,800	Knoll, Inc.	1,409,508	0.3
5,400	Korn Ferry	228,960	0.0
23,353	Landstar System, Inc.	2,659,206	0.5
45,618	Lincoln Electric Holdings, Inc.	4,412,629	0.8
33,200 (1)	Mastec, Inc.	2,130,112	0.4
25,300 (1)	Meritor, Inc.	662,607	0.1
3,100	Moog, Inc.	264,523	0.0
106,200 (1)	MRC Global, Inc.	1,448,568	0.3
34,194	MSA Safety, Inc.	4,320,754	0.8
18,500	Mueller Industries, Inc.	587,375	0.1
3,600	Park-Ohio Holdings Corp.	121,140	0.0
27,600	Quad/Graphics, Inc.	128,892	0.0
10,200	Quanex Building Products Corp.	174,216	0.0
24,545 (1)	RBC Bearings, Inc.	3,886,455	0.7
54,400	RR Donnelley & Sons Co.	214,880	0.0
3,300	Rush Enterprises, Inc. - Class A	153,450	0.0
23,500	Skywest, Inc.	1,518,805	0.3
54,900	Steelcase, Inc.	1,123,254	0.2
6,600 (1)	Sterling Construction Co., Inc.	92,928	0.0
95,723	Toro Co.	7,626,251	1.4
9,100 (1)	Trimas Corp.	285,831	0.1
4,500 (1)	TriNet Group, Inc.	254,745	0.0
45,600 (1)	TrueBlue, Inc.	1,097,136	0.2
5,200	Unifirst Corp.	1,050,296	0.2
26,400	Universal Forest Products, Inc.	1,259,280	0.2
22,016	US Ecology, Inc.	1,274,947	0.2
46,600 (1)	Vectrus, Inc.	2,388,716	0.4
11,800 (1)	Veritiv Corp.	232,106	0.0
120,300	Wabash National Corp.	1,767,207	0.3
109,685 (1)	Welbilt, Inc.	1,712,183	0.3
192,946 (1)	Willscot Corp.	3,567,572	0.7
32,645	Woodward, Inc.	3,866,474	0.7
		109,541,319	20.0

	Information Technology: 12.2%
17,600 (1)	ACI Worldwide, Inc.	666,776	0.1
12,100 (1)	Advanced Energy Industries, Inc.	861,520	0.2
52,900 (1)	Alpha & Omega Co.	720,498	0.1
23,058 (1)	Aspen Technology, Inc.	2,788,404	0.5
15,600 (1)	Avaya Holdings Corp.	210,600	0.0
57,700	Benchmark Electronics, Inc.	1,982,572	0.4
8,565 (1)	Bill.Com Holdings, Inc.	325,898	0.1
30,295	Blackbaud, Inc.	2,411,482	0.4
5,500 (1)	Bottomline Technologies de, Inc.	294,800	0.1
22,300 (1)	Brightcove, Inc.	193,787	0.0
26,726	Cabot Microelectronics Corp.	3,857,096	0.7
64,300 (1)	Cambium Networks Corp.	561,982	0.1
5,600 (1)	Ciena Corp.	239,064	0.0
149,840 (1)	Cision Ltd.	1,493,905	0.3
66,600 (1),(2)	Cloudflare, Inc.	1,136,196	0.2
12,000	Comtech Telecommunications Corp.	425,880	0.1
52,916 (1)	CoreLogic, Inc.	2,312,958	0.4
64,859 (1)	Cornerstone OnDemand, Inc.	3,797,494	0.7
22,062 (1)	Envestnet, Inc.	1,536,177	0.3
42,300 (1)	Extreme Networks, Inc.	311,751	0.1
11,200 (1)	Fabrinet	726,208	0.1
24,396 (1)	Guidewire Software, Inc.	2,677,949	0.5
19,600 (1)	Ichor Holdings Ltd.	652,092	0.1
61,100	KBR, Inc.	1,863,550	0.3
5,975 (1)	Kimball Electronics, Inc.	104,861	0.0
67,400 (1)	Limelight Networks, Inc.	274,992	0.1
7,700 (1)	Lumentum Holdings, Inc.	610,610	0.1
3,300	Mantech International Corp.	263,604	0.0
2,000	MAXIMUS, Inc.	148,780	0.0
15,635 (1),(2)	Medallia, Inc.	486,405	0.1
44,100	Methode Electronics, Inc.	1,735,335	0.3
2,600 (1)	MicroStrategy, Inc.	370,838	0.1
71,000 (1)	NeoPhotonics Corp.	626,220	0.1
55,300	NIC, Inc.	1,235,955	0.2
86,916 (1),(2)	nLight, Inc.	1,762,657	0.3
5,501	NVE Corp.	392,771	0.1
22,215 (1)	Onto Innovation, Inc.	811,736	0.1
81,200	Perspecta, Inc.	2,146,928	0.4
21,736	Power Integrations, Inc.	2,149,908	0.4
44,600	Progress Software Corp.	1,853,130	0.3
41,912 (1)	Q2 Holdings, Inc.	3,398,225	0.6
141,400 (1)	Rambus, Inc.	1,947,785	0.4
59,025 (1)	SailPoint Technologies Holding, Inc.	1,392,990	0.3
58,300 (1)	Sanmina Corp.	1,996,192	0.4
26,200 (1)	SMART Global Holdings, Inc.	994,028	0.2
7,000 (1)	SPS Commerce, Inc.	387,940	0.1
15,400 (1)	SVMK, Inc.	275,198	0.1
4,200 (1)	Tech Data Corp.	603,120	0.1
121,951	TiVo Corp.	1,034,145	0.2
9,148 (1)	Tyler Technologies, Inc.	2,744,583	0.5
26,100 (1)	Ultra Clean Holdings, Inc.	612,567	0.1
103,800 (1)	Unisys Corp.	1,231,068	0.2
11,900 (1)	Virtusa Corp.	539,427	0.1
76,400	Vishay Intertechnology, Inc.	1,626,556	0.3
8,800 (1)	Vishay Precision Group, Inc.	299,200	0.1
35,000	Xperi Corp.	647,500	0.1
		66,753,893	12.2

	Materials: 5.4%
3,300 (1)	AdvanSix, Inc.	65,868	0.0
57,533	Aptargroup, Inc.	6,651,965	1.2
2,916 (1)	Berry Global Group, Inc.	138,481	0.0
26,100	Boise Cascade Co.	953,433	0.2
34,400	Commercial Metals Co.	766,088	0.1
37,174 (1)	Crown Holdings, Inc.	2,696,602	0.5
17,000	FutureFuel Corp.	210,630	0.0

See Accompanying Notes to Financial Statements

70

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
97,772 (1)	GCP Applied Technologies, Inc.	2,220,402	0.4
22,200 (1)	Koppers Holdings, Inc.	848,484	0.2
20,700 (1)	Kraton Corp.	524,124	0.1
11,300	Myers Industries, Inc.	188,484	0.0
13,300	PolyOne Corp.	489,307	0.1
156,797 (1)	PQ Group Holdings, Inc.	2,693,772	0.5
20,029	Quaker Chemical Corp.	3,295,171	0.6
8,500 (1)	Ramaco Resources, Inc.	30,430	0.0
12,900 (1)	Ryerson Holding Corp.	152,607	0.0
48,100	Schweitzer-Mauduit International, Inc.	2,019,719	0.4
11,800	Stepan Co.	1,208,792	0.2
22,100	Trinseo SA	822,341	0.2
21,200	Tronox Holdings PLC	242,104	0.1
8,300	Valhi, Inc.	15,521	0.0
93,328	Valvoline, Inc.	1,998,153	0.4
3,600 (1)	Verso Corp.	64,908	0.0
54,500	Warrior Met Coal, Inc.	1,151,585	0.2
4,600	Worthington Industries, Inc.	194,028	0.0
		29,642,999	5.4

	Real Estate: 6.8%
4,700	American Assets Trust, Inc.	215,730	0.0
36,200	Americold Realty Trust	1,269,172	0.2
74,800	Armada Hoffler Properties, Inc.	1,372,580	0.3
9,500	Ashford Hospitality Trust, Inc.	26,505	0.0
7,500	Braemar Hotels & Resorts, Inc.	66,975	0.0
17,000	CatchMark Timber Trust, Inc.	194,990	0.0
8,600	Chatham Lodging Trust	157,724	0.0
47,100	City Office REIT, Inc.	636,792	0.1
7,100	CoreCivic, Inc.	123,398	0.0
4,500	CorEnergy Infrastructure Trust, Inc.	201,195	0.0
1,900	Coresite Realty Corp.	213,028	0.0
22,956	Cousins Properties, Inc.	945,787	0.2
95,131	CubeSmart	2,994,724	0.6
154,611 (1)	Cushman & Wakefield PLC	3,160,249	0.6
32,800	DiamondRock Hospitality Co.	363,424	0.1
38,478	EastGroup Properties, Inc.	5,104,876	0.9
40,675	First Industrial Realty Trust, Inc.	1,688,419	0.3
6,100	Front Yard Residential Corp.	75,274	0.0
15,550	Geo Group, Inc./The	258,285	0.1
11,200	Getty Realty Corp.	368,144	0.1
31,200	Gladstone Commercial Corp.	682,032	0.1
15,300	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	492,354	0.1
32,100	Healthcare Realty Trust, Inc.	1,071,177	0.2
2,600	Highwoods Properties, Inc.	127,166	0.0
9,900	Hudson Pacific Properties, Inc.	372,735	0.1
1,300	Investors Real Estate Trust	94,250	0.0
2,200 (2)	Jernigan Capital, Inc.	42,108	0.0
1,653	Jones Lang LaSalle, Inc.	287,771	0.1
15,700	Lexington Realty Trust	166,734	0.0
4,900	LTC Properties, Inc.	219,373	0.0
71,003	National Retail Properties, Inc.	3,807,181	0.7
88,234	New Senior Investment Group, Inc.	674,990	0.1
80,740	Outfront Media, Inc.	2,165,447	0.4
91,200	Physicians Realty Trust	1,727,328	0.3
3,200	Rexford Industrial Realty, Inc.	146,144	0.0
138,391	RLJ Lodging Trust	2,452,289	0.5
3,400	Saul Centers, Inc.	179,452	0.0
26,700	Senior Housing Properties Trust	225,348	0.1
2,600	Sun Communities, Inc.	390,260	0.1
71,803	Sunstone Hotel Investors, Inc.	999,498	0.2
3,200	Terreno Realty Corp.	173,248	0.0
12,900	Urban Edge Properties	247,422	0.1
39,900	Xenia Hotels & Resorts, Inc.	862,239	0.2
		37,043,817	6.8

	Utilities: 2.9%
43,400 (1)	Atlantic Power Corp.	101,122	0.0
7,300	Black Hills Corp.	573,342	0.1
20,700	Clearway Energy, Inc.-Class A	395,784	0.1
2,300	Consolidated Water Co., Ltd.	37,490	0.0
5,200	Idacorp, Inc.	555,360	0.1
10,900	New Jersey Resources Corp.	485,813	0.1
53,512	NorthWestern Corp.	3,835,205	0.7
4,300	ONE Gas, Inc.	402,351	0.1
10,600	PNM Resources, Inc.	537,526	0.1
96,991	Portland General Electric Co.	5,411,128	1.0
11,900	Southwest Gas Holdings, Inc.	904,043	0.2
80,500	Spark Energy, Inc.	743,015	0.1
110,400	TerraForm Power, Inc.	1,699,056	0.3
9,044	Vistra Energy Corp.	207,921	0.0
		15,889,156	2.9

	Total Common Stock (Cost $444,089,002)	529,478,595	96.6

See Accompanying Notes to Financial Statements

71

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.5%
	Repurchase Agreements: 2.8%
3,813,206 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $3,813,536, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,889,470, due 01/25/20-10/15/60)	3,813,206	0.7
3,552,930 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $3,553,241, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $3,624,311, due 01/15/20-11/15/48)	3,552,930	0.7
3,813,206 (3)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $3,813,534, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,889,470, due 02/13/20-09/20/69)	3,813,206	0.7
3,813,206 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $3,813,534, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,889,470, due 06/30/21-12/01/49)	3,813,206	0.7

	Total Repurchase Agreements
	(Cost $14,992,548)	14,992,548	2.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.7%
19,015,743 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	19,015,743	3.5
130,000 (3),(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	130,000	0.0
640,000 (3),(4)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	640,000	0.1
620,000 (3),(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	620,000	0.1
	Total Mutual Funds (Cost $20,405,743)	20,405,743	3.7

	Total Short-Term Investments (Cost $35,398,291)	35,398,291	6.5

	Total Investments in Securities (Cost $479,487,293)	$564,876,886	103.1
	Liabilities in Excess of Other Assets	(16,902,036)	(3.1)
	Net Assets	$547,974,850	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

72

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.7%
	Basic Materials: 0.1%
200,000	DuPont de Nemours, Inc., 4.725%, 11/15/2028	$226,977	0.1

	Communications: 1.3%
1,000,000	Alibaba Group Holding Ltd., 3.125%, 11/28/2021	1,020,054	0.4
2,600,000	NBCUniversal Media LLC, 4.375%, 04/01/2021	2,681,633	0.9
		3,701,687	1.3

	Consumer, Cyclical: 0.3%
200,000 (1)	BMW US Capital LLC, 3.450%, 04/12/2023	207,515	0.1
700,000 (1)	Daimler Finance North America LLC, 3.100%, 05/04/2020	702,350	0.2
		909,865	0.3

	Consumer, Non-cyclical: 0.4%
1,000,000	UnitedHealth Group, Inc., 2.875%, 12/15/2021	1,020,001	0.4

	Energy: 1.3%
1,550,000	BP Capital Markets PLC, 3.561%, 11/01/2021	1,598,355	0.6
995,000 (1)	Schlumberger Finance Canada Ltd., 2.200%, 11/20/2020	996,646	0.3
1,000,000 (1)	Schlumberger Finance Canada Ltd., 2.650%, 11/20/2022	1,016,859	0.4
		3,611,860	1.3

	Financial: 19.4%
1,885,000 (1)	AIA Group Ltd., 2.428%, (US0003M + 0.520%), 09/20/2021	1,886,616	0.7
1,750,000	American Express Co., 3.700%, 11/05/2021	1,803,359	0.6
585,000 (1)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/2020	585,895	0.2
500,000	Australia & New Zealand Banking Group Ltd./New York NY, 2.700%, 11/16/2020	503,709	0.2
2,000,000 (2)	Bank of America Corp., 2.738%, 01/23/2022	2,015,242	0.7
2,000,000 (2)	Bank of America Corp., 2.816%, 07/21/2023	2,033,101	0.7
1,250,000 (2)	Bank of New York Mellon Corp./The, 2.661%, 05/16/2023	1,269,246	0.5
1,500,000	Bank of Nova Scotia/The, 3.125%, 04/20/2021	1,523,811	0.5
760,000 (1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	760,954	0.3
1,500,000	Truist Financial Corp., 2.150%, 02/01/2021	1,504,322	0.5
1,665,000	BNP Paribas SA, 5.000%, 01/15/2021	1,717,908	0.6
545,000	Citibank NA, 2.850%, 02/12/2021	550,391	0.2
250,000	Citibank NA, 3.400%, 07/23/2021	255,392	0.1
1,335,000	Cooperatieve Rabobank UA/NY, 3.125%, 04/26/2021	1,356,059	0.5
1,465,000	Credit Suisse AG/New York NY, 2.100%, 11/12/2021	1,471,898	0.5
1,000,000	Credit Suisse AG/New York NY, 3.000%, 10/29/2021	1,019,985	0.4
1,000,000 (1)	DNB Bank ASA, 2.375%, 06/02/2021	1,006,694	0.4
500,000	Fifth Third Bank/Cincinnati OH, 2.875%, 10/01/2021	507,565	0.2
1,380,000	Fifth Third Bank/Cincinnati OH, 3.350%, 07/26/2021	1,410,279	0.5
1,100,000	Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	1,109,637	0.4
2,610,000	HSBC Holdings PLC, 2.950%, 05/25/2021	2,643,215	0.9
500,000	JPMorgan Chase & Co., 2.400%, 06/07/2021	503,309	0.2
1,000,000	JPMorgan Chase & Co., 3.250%, 09/23/2022	1,034,439	0.4
1,000,000	JPMorgan Chase & Co., 4.500%, 01/24/2022	1,049,988	0.4
1,000,000 (2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	1,000,532	0.4
800,000	KeyBank NA/Cleveland OH, 3.350%, 06/15/2021	817,345	0.3
1,250,000	Lloyds Bank PLC, 3.300%, 05/07/2021	1,270,377	0.5
1,000,000 (1)	Metropolitan Life Global Funding I, 3.375%, 01/11/2022	1,028,043	0.4
800,000	Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/2021	802,368	0.3
2,000,000	Mitsubishi UFJ Financial Group, Inc., 3.218%, 03/07/2022	2,048,972	0.7
215,000	Mitsubishi UFJ Financial Group, Inc., 3.535%, 07/26/2021	220,028	0.1
200,000 (2)	Mizuho Financial Group, Inc., 3.922%, 09/11/2024	210,223	0.1

See Accompanying Notes to Financial Statements

73

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
4,000,000	Morgan Stanley, 2.500%, 04/21/2021	4,031,258	1.4
1,500,000	National Australia Bank Ltd./New York, 2.500%, 01/12/2021	1,509,623	0.5
1,130,000	Santander UK PLC, 2.125%, 11/03/2020	1,131,444	0.4
1,520,000 (1)	Skandinaviska Enskilda Banken AB, 2.200%, 12/12/2022	1,524,005	0.5
800,000	Sumitomo Mitsui Financial Group, Inc., 2.846%, 01/11/2022	812,450	0.3
1,000,000	Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	1,011,676	0.4
1,230,000	Svenska Handelsbanken AB, 2.450%, 03/30/2021	1,238,283	0.4
255,000	Svenska Handelsbanken AB, 3.350%, 05/24/2021	260,039	0.1
500,000	Truist Bank, 2.625%, 01/15/2022	506,753	0.2
295,000 (1)	UBS AG/London, 2.200%, 06/08/2020	295,398	0.1
2,100,000	Wells Fargo & Co., 3.500%, 03/08/2022	2,169,117	0.8
1,740,000	Wells Fargo Bank NA, 2.600%, 01/15/2021	1,752,570	0.6
700,000	Wells Fargo Bank NA, 3.625%, 10/22/2021	720,582	0.3
		53,884,100	19.4

	Industrial: 0.9%
1,000,000	Boeing Co/The, 2.700%, 05/01/2022	1,015,547	0.4
1,500,000	Caterpillar Financial Services Corp., 1.900%, 09/06/2022	1,502,840	0.5
		2,518,387	0.9

	Technology: 1.7%
1,000,000	International Business Machines Corp., 1.875%, 08/01/2022	999,465	0.3
2,275,000	International Business Machines Corp., 2.850%, 05/13/2022	2,324,920	0.8
260,000	Oracle Corp., 1.900%, 09/15/2021	260,544	0.1
1,000,000	Oracle Corp., 2.500%, 05/15/2022	1,012,996	0.4
200,000	QUALCOMM, Inc., 3.000%, 05/20/2022	205,025	0.1
		4,802,950	1.7

	Utilities: 0.3%
785,000	Wisconsin Public Service Corp., 3.350%, 11/21/2021	806,757	0.3

	Total Corporate Bonds/Notes (Cost $70,637,579)	71,482,584	25.7

U.S. TREASURY OBLIGATIONS: 50.3%
	Treasury Inflation Indexed Protected Securities: 50.3%
7,048,250	0.125%,07/15/2026	7,072,205	2.6
385,715	0.250%,01/15/2025	389,213	0.1
5,789,933	0.250%,07/15/2029	5,848,237	2.1
541,857	0.375%,07/15/2023	549,413	0.2
48,834	0.375%,07/15/2025	49,838	0.0
11,435,147	0.375%,01/15/2027	11,611,673	4.2
10,709,665	0.375%,07/15/2027	10,927,254	3.9
8,573,109 (3)	0.500%,01/15/2028	8,797,250	3.2
21,964	0.625%,04/15/2023	22,307	0.0
3,314,275	0.625%,01/15/2024	3,384,925	1.2
8,025,942	0.625%,01/15/2026	8,273,713	3.0
4,925,052	0.625%,02/15/2043	4,984,740	1.8
8,227,391	0.750%,07/15/2028	8,658,083	3.1
4,629,287	0.750%,02/15/2042	4,811,726	1.7
5,983,354 (3)	0.750%,02/15/2045	6,210,393	2.2
12,828,317	0.875%,01/15/2029	13,626,843	4.9
1,743,057	0.875%,02/15/2047	1,869,538	0.7
4,653,939	1.000%,02/15/2046	5,122,442	1.8
4,163,924	1.000%,02/15/2048	4,611,749	1.7
3,185,679	1.000%,02/15/2049	3,543,308	1.3
3,008,972	1.375%,02/15/2044	3,551,186	1.3
2,756,530	1.750%,01/15/2028	3,097,495	1.1
3,850,902	2.000%,01/15/2026	4,281,370	1.5
1,870,868	2.125%,02/15/2040	2,446,834	0.9
2,767,455	2.125%,02/15/2041	3,647,514	1.3
4,405,132	2.375%,01/15/2027	5,085,839	1.8
2,121,575	2.500%,01/15/2029	2,557,627	0.9
1,841,297	3.375%,04/15/2032	2,528,918	0.9
975,350	3.625%,04/15/2028	1,247,998	0.5
795,238	3.875%,04/15/2029	1,061,388	0.4

	Total U.S. Treasury Obligations
	(Cost $133,896,640)	139,871,019	50.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.8%
	Federal Home Loan Bank: 2.6%
5,255,000	2.875%,09/13/2024	5,527,594	2.0
1,515,000	3.250%,11/16/2028	1,655,816	0.6
		7,183,410	2.6

	Federal Home Loan Mortgage Corporation: 1.0%(4)
2,805,000	2.375%,01/13/2022	2,847,664	1.0

	Federal National Mortgage Association: 4.4%(4)
4,830,000	1.875%,09/24/2026	4,818,982	1.7
7,120,000	2.625%,09/06/2024	7,408,881	2.7
		12,227,863	4.4

	Other U.S. Agency Obligations: 0.8%
2,190,000	2.875%,12/21/2023	2,292,582	0.8

	Total U.S. Government Agency Obligations
	(Cost $23,578,052)	24,551,519	8.8

SOVEREIGN BONDS: 7.2%
EUR 605,900 (2),(5)	Hellenic Republic Government Bond, 0.000%, 10/15/2042	2,558	0.0
2,500,000	Israel Government AID Bond, 5.500%, 04/26/2024	2,879,968	1.0

See Accompanying Notes to Financial Statements

74

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
EUR 5,505,719 (1)	Italy Buoni Poliennali Del Tesoro, 1.300%, 05/15/2028	6,629,219	2.4
JPY 351,821,040	Japanese Government CPI Linked Bond, 0.100%, 03/10/2028	3,331,866	1.2
JPY 569,970,800	Japanese Government CPI Linked Bond, 0.100%, 03/10/2029	5,397,818	1.9
NZD 2,055,000	New Zealand Government Inflation Linked Bond, 2.500%, 09/20/2035	1,846,836	0.7

	Total Sovereign Bonds
	(Cost $19,255,460)	20,088,265	7.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.9%
366,000	BANK 2019-BNK23 A3, 2.920%, 11/15/2029	374,967	0.1
1,000,000	BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	1,104,556	0.4
350,000	Benchmark 2019-B15 A5 Mortgage Trust, 2.928%, 12/15/2072	358,514	0.1
500,000	CD 2017-CD6 Mortgage Trust A5, 3.456%, 11/13/2050	531,279	0.2
375,000	Freddie Mac Multifamily Structured Pass Through Certificates K071 A2, 3.286%, 11/25/2027	399,135	0.1
700,000 (1)	GS Mortgage Securities Corp. Trust 2016-RENT A, 3.203%, 02/10/2029	704,037	0.3
1,000,000	GS Mortgage Securities Trust 2017-GS7 A4, 3.430%, 08/10/2050	1,059,804	0.4
700,000	Wells Fargo Commercial Mortgage Trust 2017-C39 A5, 3.418%, 09/15/2050	741,611	0.3

	Total Commercial Mortgage-Backed Securities (Cost $5,037,495)	5,273,903	1.9

ASSET-BACKED SECURITIES: 1.4%
	Auto Floor Plan Asset-Backed Securities: 0.6%
850,000	Ford Credit Floorplan Master Owner Trust 2017-1 A1, 2.070%, 05/15/2022	850,189	0.3
750,000	Ford Credit Floorplan Master Owner Trust A 2018-1 A1, 2.950%, 05/15/2023	757,948	0.3
		1,608,137	0.6

	Credit Card Asset-Backed Securities: 0.2%
625,000	Chase Issuance Trust 2016-A4 A4, 1.490%, 07/15/2022	623,750	0.2

	Student Loan Asset-Backed Securities: 0.6%
260,000 (1)	Navient Student Loan Trust 2019-BA A2A, 3.390%, 12/15/2059	267,152	0.1
421,836 (1)	SoFi Professional Loan Program 2015-B A1 LLC, 2.842%, (US0001M + 1.050%), 04/25/2035	423,808	0.2
800,000 (1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	819,137	0.3
		1,510,097	0.6

	Total Asset-Backed Securities (Cost $3,704,450)	3,741,984	1.4

		Value	Percentage of Net Assets
PURCHASED OPTIONS (6): 0.5%
	Total Purchased Options (Cost $1,322,270)	1,324,465	0.5

	Total Long-Term Investments (Cost $257,431,946)	266,333,739	95.8

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
1,677,355 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%
	(Cost $1,677,355)	1,677,355	0.6

	Total Short-Term Investments (Cost $1,677,355)	1,677,355	0.6

	Total Investments in Securities (Cost $259,109,301)	$268,011,094	96.4
	Assets in Excess of Other Liabilities	9,946,677	3.6
	Net Assets	$277,957,771	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2019.
(3)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2019.
(6)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(7)	Rate shown is the 7-day yield as of December 31, 2019.

Currency Abbreviations:

EUR	EU Euro
JPY	Japanese Yen
NZD	New Zealand Dollar

Reference Rate Abbreviations:

US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

75

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Auditor Change.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Investors Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2020